UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

FORM N-CSR

Item 1.  Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	10.88 17.34%	12.01 13.29%	13.23 13.97%	1.03 1.03%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	10.68 17.12	11.84 13.11	10.75 11.54	1.26 1.26
Class B Shares[2,4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/8/2017	1.11 6.11	N/A N/A	N/A N/A	2.01 2.01
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	15.20 16.20	12.26 12.26	10.73 10.73	2.01 2.01
Class I Shares	No Sales Charge		12/3/2008	17.66	13.58	14.29	0.78
Class R1 Shares[2]	No Sales Charge		5/8/2017	6.70	N/A	N/A	0.88
Class R2 Shares[2]	No Sales Charge		5/8/2017	6.45	N/A	N/A	1.13
Class R3 Shares[2]	No Sales Charge		5/8/2017	6.34	N/A	N/A	1.38
Class R6 Shares[2]	No Sales Charge		5/8/2017	6.79	N/A	N/A	0.71

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	These share classes are the result of the reorganization of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund. For more information on these share classes and the reorganization, please refer to Note 10 of the Notes to Financial Statements.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Value Index[5]	17.78%	13.48%	13.66%
Russell 1000® Index[6]	23.67	15.18	15.71
Morningstar Large Value Category Average[7]	19.35	12.64	13.05

5.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell
3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,069.70	$5.58	$1,019.80	$5.45	1.07%

Investor Class Shares	$1,000.00	$1,068.90	$6.67	$1,018.80	$6.51	1.28%

Class B Shares[3,4]	$1,000.00	$1,061.10	$10.31	$1,014.50	$10.08	2.04%

Class C Shares	$1,000.00	$1,064.70	$10.62	$1,014.90	$10.36	2.04%

Class I Shares	$1,000.00	$1,071.50	$4.28	$1,021.10	$4.18	0.82%

Class R1 Shares[3,4]	$1,000.00	$1,067.00	$4.66	$1,020.00	$4.56	0.92%

Class R2 Shares[3,4]	$1,000.00	$1,064.50	$5.92	$1,018.80	$5.79	1.17%

Class R3 Shares[3,4]	$1,000.00	$1,063.40	$7.18	$1,017.60	$7.03	1.42%

Class R6 Shares[3,4]	$1,000.00	$1,067.90	$3.65	$1,021.00	$3.57	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 179 days for Class B, R1, R2, R3 and R6 shares (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2017. Had these shares been offered for the full six-month period ended October 31, 2017, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $10.36, $4.69, $5.96, $7.22 and $3.67 for Class B, R1, R2, R3 and R6 shares, respectively and the ending account value would have been $1,014.92, $1,020.57, $1,019.31, $1,018.05 and $1,021.58 for Class B, R1, R2, R3 and R6 shares, respectively.
4.	Commenced investment operations on May 8, 2017.

7

Industry Composition as of October 31, 2017 (Unaudited)

Electric Utilities	9.1%
Multi-Utilities	8.0
Semiconductors & Semiconductor Equipment	6.3
Oil, Gas & Consumable Fuels	6.0
Aerospace & Defense	4.9
Insurance	4.6
Tobacco	4.6
Pharmaceuticals	4.2
Diversified Telecommunication Services	3.5
Banks	3.4
Equity Real Estate Investment Trusts	3.4
Household Products	3.4
Beverages	3.3
Industrial Conglomerates	2.7
Biotechnology	2.4
Commercial Services & Supplies	2.4
Capital Markets	2.2
Electrical Equipment	2.2
Food Products	2.2
Software	2.2

Chemicals	2.1%
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.5
IT Services	1.5
Wireless Telecommunication Services	1.3
Communications Equipment	1.2
Air Freight & Logistics	1.0
Media	1.0
Containers & Packaging	0.9
Automobiles	0.8
Distributors	0.8
Specialty Retail	0.8
Technology Hardware, Storage & Peripherals	0.8
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	0.7
Short-Term Investments	2.4
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Duke Energy Corp.

2.	3M Co.

3.	WEC Energy Group, Inc.

4.	Ameren Corp.

5.	AbbVie, Inc.
6.	Texas Instruments, Inc.

7.	PPL Corp.

8.	Royal Dutch Shell PLC Class A, Sponsored ADR

9.	Microsoft Corp.

10.	Johnson & Johnson

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 17.34% for Class A shares, 17.12% for Investor Class shares and 16.20% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 17.66%. From their inception on May 8, 2017, through October 31, 2017, Class B shares1 returned 6.11%, Class R1 shares1 returned 6.70%, Class R2 shares1 returned 6.45%, Class R3 shares1 returned 6.34% and Class R6 shares1 returned 6.79%. For the 12 months ended October 31, 2017, Class A, Investor Class, Class C and Class I shares underperformed the 17.78% return of the Russell 1000® Value Index,2 which is the Fund’s primary benchmark; the 23.67% return of the Russell 1000® Index,2 which is the Fund’s secondary benchmark; and the 19.35% return of the Morningstar Large Value Category Average.3 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective October 31, 2017, Eric Sappenfield no longer serves as a portfolio manager of the Fund. Michael Welhoelter, William Priest, Kera Van Valen and John M. Tobin will continue to serve as portfolio managers of the Fund. For more information on this change see the prospectus supplement dated August 17, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s diversified portfolio included positions in companies that continued to grow free cash flow and appeared to remain committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. The Fund’s relative performance was helped by stock selection in industrials, health care and utilities. Relative returns were also helped by having less exposure to the energy sector than the Russell 1000® Value Index. The Fund’s relative returns were hindered by having less exposure than the Russell 1000® Value Index to the financials sector and more exposure than the benchmark to the consumer staples sector.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest-contributing sectors to the Fund’s performance relative to the Russell 1000® Value Index were industrials, health care and energy. (Contributions take weightings and total returns into account.) Strength in the first two sectors came primarily from stock selection. The Fund’s relative performance was helped by having relatively little exposure to the energy sector, which was up only 2% during the reporting period, well below the performance of the broader market as measured by the Russell 1000® Value Index.

The sectors that detracted the most from the Fund’s relative performance were financials and consumer staples. The Fund had relatively low exposure to financials, which had large gains, and relatively large exposure to consumer staples, which lagged the Russell 1000® Value Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

AbbVie, Boeing and 3M Co. provided the strongest contributions to the Fund’s absolute returns. AbbVie is a global pharmaceutical company. The company’s share price was helped by continued positive momentum for the franchise drug Humira, encouraging acceptance of the blood cancer drug Imbruvica and favorable new pipeline developments. In addition, the company was able to successfully repel a challenge to one of its patents protecting the Humira franchise. The company has paid an attractive, growing dividend that has been well-covered by free cash flow, and the company has also regularly repurchased shares. Boeing is the world’s largest aerospace company. Its stock was lifted by earnings reports that reflected continued favorable business developments driven by strong demand for new aircraft, especially the 737 MAX. Boeing has generated strong cash flow and has returned cash to shareholders through an attractive, growing, well-covered dividend, supplemented by a material share repurchase program. Conglomerate 3M Co. makes a range of consumer and industrial products. The company’s shares rose as sentiment improved for industrial companies following the U.S. presidential inauguration. Stock performance has also been supported by a string of upbeat quarterly results that featured strong revenue growth. As a company, 3M has consistently generated free cash flow, has placed an emphasis on providing dividends for many years and has regularly repurchased shares.

QUALCOMM, Kraft Heinz and CenturyLink were among the largest detractors from the Fund’s absolute performance. QUALCOMM is a market leader in wireless technologies. Shares declined because of a royalty dispute with Apple. The company remains focused on closing its pending acquisition of industrial and automotive focused NXP Semiconductor, which could diversify and improve cash flow growth. QUALCOMM has paid a growing dividend that has remained covered even without Apple

1.	See footnote on page 5 for more information on Class B, Class R1, Class R2, Class R3 and Class R6 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Large Value Category Average.

9

payments, and the company has continued to repurchase shares. Kraft Heinz is a North American packaged food and beverage company. Kraft Heinz shares lost momentum as investors reacted to news about Whole Foods being acquired by Amazon.com and the potential consequences for food retailers. Sales growth has been disappointing, but management remained confident that their “big bets” and new markets could continue to drive incremental growth, which was encouraging from the perspective of sustainable growth. Management of Kraft Heinz appeared to remain committed to returning cash to shareholders through dividends and debt reduction. CenturyLink is a provider of fixed-line telephone, Internet, cable TV and IT services. CenturyLink competitor Windstream announced the discontinuation of its dividend, which pressured shares across the wireline space and followed a lowering of Frontier’s dividend. We did not believe that CenturyLink’s dividend is at risk, as indicated by the company’s most recent dividend announcement. We believe that the recently closed acquisition of Level 3 Communications could allow CenturyLink to return to growth in free cash flow and to improve dividend coverage. The company remained dedicated to its current dividend, and cash flow generation remained supportive.

Were there other stocks that were particularly noteworthy during the reporting period?

The Fund held shares of Reynolds American when the company was acquired by British American Tobacco, an international tobacco producer. As part of the transaction, the Fund received American depository shares of British American Tobacco. Top-line growth, disciplined cost controls and a strong focus on innovation have allowed British American Tobacco to generate strong cash flows and consistently return cash to shareholders through a growing dividend.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the reporting period, including energy partnership Magellan Midstream Partners and biotechnology company Amgen. Magellan’s cash flows are mostly driven by fee-based income, and growth is driven by the demand for new and expanded energy infrastructures that are tied to rising U.S. shale oil production. Magellan has consistently returned cash to shareholders through an attractive and growing partnership distribution. Growth at Amgen is driven by a combination of well-established drugs and several newly introduced drugs. We believe that the company’s medium-term growth outlook appears promising, with a pipeline of drugs that may be entering the commercial marketplace in the coming years. The company has consistently generated significant free cash flow; has maintained a strong balance sheet; and has clearly articulated a capital allocation policy focused on paying an attractive, growing dividend and on making consistent share repurchases.

The Fund made several sales during the period, including SCANA and WGL Holdings. SCANA is a regulated utility company located in the Southeast. Increased risk to SCANA’s nuclear projects—a result of cost overruns and financial challenges at its contractor, Westinghouse—brought cash flows and capitalization into question. For these reasons, we exited the position. Westinghouse filed for bankruptcy after SCANA was sold from the Fund. WGL Holdings is a utility company that provides gas and electricity to customers in the Washington, D.C., area. In November, Spanish utility company Iberdrola proposed to acquire WGL Holdings for unknown financial terms. We sold the Fund’s position in WGL Holdings after the shares appreciated significantly and the stock’s dividend yield became less attractive.

How did the Fund’s sector weightings change during the reporting period?

There were no meaningful changes in sector weightings during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund had substantially overweight positions relative to the Russell 1000® Value Index in the utilities, consumer staples and industrials sectors. This positioning was a function of our bottom-up fundamental investment process focused on finding high-quality companies that consistently generate, grow and return cash to shareholders through cash dividends, share buybacks and debt reduction. As of the same date, the Fund had a substantially underweight position relative to the Index in financials. Despite significant improvements, the large banks that compose much of the market capitalization of the financials sector continued to be constrained by regulators and lack the transparency that Epoch looks for to gain confidence in a company’s ability to provide sustainable and growing shareholder yield.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 97.8%†
Aerospace & Defense 4.9%
Boeing Co.	59,871	$15,445,521
General Dynamics Corp.	45,339	9,202,910
Lockheed Martin Corp.	53,477	16,479,472
Raytheon Co.	49,408	8,903,322
United Technologies Corp.	86,609	10,372,294

		60,403,519

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	108,697	12,775,158

Automobiles 0.8%
Daimler A.G., Sponsored ADR	111,022	9,303,644

Banks 3.4%
Commonwealth Bank of Australia, Sponsored ADR	109,860	6,557,543
M&T Bank Corp.	40,523	6,758,021
People’s United Financial, Inc.	456,876	8,525,306
U.S. Bancorp	204,025	11,094,880
Wells Fargo & Co.	164,499	9,234,974

		42,170,724

Beverages 3.3%
Coca-Cola Co.	269,127	12,374,460
Coca-Cola European Partners PLC	234,251	9,571,496
Molson Coors Brewing Co., Class B	108,697	8,790,326
PepsiCo., Inc.	86,028	9,482,866

		40,219,148

Biotechnology 2.4%
♦AbbVie, Inc.	245,876	22,190,309
Amgen, Inc.	44,176	7,740,519

		29,930,828

Capital Markets 2.2%
BlackRock, Inc.	29,645	13,957,755
CME Group, Inc.	95,909	13,155,838

		27,113,593

Chemicals 2.1%
Agrium, Inc.	71,496	7,787,344
DowDuPont, Inc.	242,389	17,527,149

		25,314,493

Commercial Services & Supplies 2.4%
Deluxe Corp.	120,904	8,420,964
Republic Services, Inc.	119,160	7,753,741
Waste Management, Inc.	158,105	12,991,488

		29,166,193

	Shares	Value
Communications Equipment 1.2%
Cisco Systems, Inc.	450,483	$15,383,994

Containers & Packaging 0.9%
Bemis Co., Inc.	235,413	10,598,293

Distributors 0.8%
Genuine Parts Co.	112,185	9,898,083

Diversified Telecommunication Services 3.5%
AT&T, Inc.	507,447	17,075,592
CenturyLink, Inc.	336,554	6,391,160
Verizon Communications, Inc.	411,538	19,700,324

		43,167,076

Electric Utilities 9.1%
American Electric Power Co., Inc.	173,806	12,932,904
♦Duke Energy Corp.	270,290	23,869,310
Entergy Corp.	219,138	18,902,844
Eversource Energy	260,408	16,311,957
Great Plains Energy, Inc.	250,526	8,224,769
♦PPL Corp.	559,202	21,003,627
Southern Co.	201,463	10,516,369

		111,761,780

Electrical Equipment 2.2%
Eaton Corp. PLC	176,124	14,093,442
Emerson Electric Co.	210,419	13,563,609

		27,657,051

Equity Real Estate Investment Trusts 3.4%
Iron Mountain, Inc.	362,711	14,508,440
Public Storage	38,945	8,071,351
Welltower, Inc.	280,752	18,799,154

		41,378,945

Food & Staples Retailing 1.7%
CVS Health Corp.	95,328	6,532,828
Wal-Mart Stores, Inc.	163,918	14,311,680

		20,844,508

Food Products 2.2%
Campbell Soup Co.	221,463	10,490,703
Kraft Heinz Co.	210,419	16,271,701

		26,762,404

Health Care Equipment & Supplies 0.7%
Medtronic PLC	103,466	8,331,082

Health Care Providers & Services 0.7%
UnitedHealth Group, Inc.	40,107	8,431,294

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.5%
Brinker International, Inc.	190,015	$5,837,261
McDonald’s Corp.	77,890	13,000,620

		18,837,881

Household Products 3.4%
Colgate-Palmolive Co.	88,353	6,224,469
Kimberly-Clark Corp.	170,311	19,161,691
Procter & Gamble Co.	187,168	16,160,085

		41,546,245

Industrial Conglomerates 2.7%
♦3M Co.	102,884	23,682,868
Honeywell International, Inc.	64,521	9,301,347

		32,984,215

Insurance 4.6%
Allianz S.E., Sponsored ADR	512,097	11,983,275
Arthur J. Gallagher & Co.	302,841	19,178,921
Marsh & McLennan Cos., Inc.	109,860	8,890,970
MetLife, Inc.	151,130	8,097,545
Travelers Cos., Inc.	60,452	8,006,867

		56,157,578

IT Services 1.5%
Automatic Data Processing, Inc.	58,225	6,769,239
Paychex, Inc.	191,237	12,199,008

		18,968,247

Media 1.0%
Regal Entertainment Group, Class A	364,455	5,958,839
Time Warner, Inc.	67,427	6,627,400

		12,586,239

Multi-Utilities 8.0%
♦Ameren Corp.	362,711	22,484,455
CMS Energy Corp.	324,929	15,716,816
Dominion Energy, Inc.	194,725	15,799,986
NiSource, Inc.	345,273	9,104,849
Vectren Corp.	187,749	12,793,217
♦WEC Energy Group, Inc.	339,460	22,876,209

		98,775,532

Oil, Gas & Consumable Fuels 6.0%
Enterprise Products Partners, L.P.	597,543	14,639,803
Exxon Mobil Corp.	170,893	14,243,932
Magellan Midstream Partners, L.P.	131,367	9,026,227
Occidental Petroleum Corp.	237,157	15,313,227
♦Royal Dutch Shell PLC, Class A, Sponsored ADR	331,904	20,919,909

		74,143,098

Pharmaceuticals 4.2%
♦Johnson & Johnson	141,829	19,772,381
Merck & Co., Inc.	234,832	12,936,895
Pfizer, Inc.	540,579	18,952,699

		51,661,975

	Shares	Value
Semiconductors & Semiconductor Equipment 6.3%
Analog Devices, Inc.	133,110	$12,152,943
Intel Corp.	243,551	11,079,135
Maxim Integrated Products, Inc.	154,322	8,108,078
Microchip Technology, Inc.	103,466	9,808,577
QUALCOMM, Inc.	300,515	15,329,270
♦Texas Instruments, Inc.	223,788	21,638,061

		78,116,064

Software 2.2%
♦Microsoft Corp.	238,320	19,823,458
Oracle Corp.	140,086	7,130,377

		26,953,835

Specialty Retail 0.8%
Home Depot, Inc.	62,777	10,407,171

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	60,452	10,218,806

Tobacco 4.6%
Altria Group, Inc.	296,447	19,037,826
British American Tobacco PLC, Sponsored ADR	298,770	19,240,788
Philip Morris International, Inc.	170,311	17,821,343

		56,099,957

Wireless Telecommunication Services 1.3%
Vodafone Group PLC, Sponsored ADR	562,667	16,306,090

Total Common Stocks (Cost $1,140,179,595)		1,204,374,743

	Principal Amount

Short-Term Investment 2.4%
Repurchase Agreement 2.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $29,418,737 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $30,730,000 and a Market Value of $30,007,353)	$29,418,459	29,418,459

Total Short-Term Investment (Cost $29,418,459)		29,418,459

Total Investments (Cost $1,169,598,054)	100.2%	1,233,793,202
Other Assets, Less Liabilities	(0.2)	(2,897,791)
Net Assets	100.0%	$1,230,895,411

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,204,374,743	$—	$—	$1,204,374,743
Short-Term Investment
Repurchase Agreement	—	29,418,459	—	29,418,459

Total Investments in Securities	$1,204,374,743	$29,418,459	$—	$1,233,793,202

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $1,169,598,054)	$1,233,793,202
Receivables:
Investment securities sold	4,074,720
Dividends and interest	2,711,580
Fund shares sold	495,303
Other assets	113,209

Total assets	1,241,188,014

Liabilities
Due to custodian	2,229
Payables:
Investment securities purchased	8,085,137
Fund shares redeemed	841,380
Manager (See Note 3)	721,553
Transfer agent (See Note 3)	303,185
NYLIFE Distributors (See Note 3)	190,015
Shareholder communication	103,398
Professional fees	25,815
Trustees	3,030
Custodian	2,325
Accrued expenses	14,536

Total liabilities	10,292,603

Net assets	$1,230,895,411

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$75,340
Additional paid-in capital	1,124,718,752

1,124,794,092
Undistributed net investment income	1,053,576
Accumulated net realized gain (loss) on investments	40,852,595
Net unrealized appreciation (depreciation) on investments	64,195,148

Net assets	$1,230,895,411

Class A
Net assets applicable to outstanding shares	$435,115,936

Shares of beneficial interest outstanding	26,679,266

Net asset value per share outstanding	$16.31
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.26

Investor Class
Net assets applicable to outstanding shares	$114,150,122

Shares of beneficial interest outstanding	7,029,312

Net asset value per share outstanding	$16.24
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.19

Class B
Net assets applicable to outstanding shares	$26,166,665

Shares of beneficial interest outstanding	1,657,227

Net asset value and offering price per share outstanding	$15.79

Class C
Net assets applicable to outstanding shares	$54,550,091

Shares of beneficial interest outstanding	3,454,964

Net asset value and offering price per share outstanding	$15.79

Class I
Net assets applicable to outstanding shares	$587,427,189

Shares of beneficial interest outstanding	35,693,993

Net asset value and offering price per share outstanding	$16.46

Class R1
Net assets applicable to outstanding shares	$1,835,014

Shares of beneficial interest outstanding	111,518

Net asset value and offering price per share outstanding	$16.45

Class R2
Net assets applicable to outstanding shares	$5,505,973

Shares of beneficial interest outstanding	337,704

Net asset value and offering price per share outstanding	$16.30

Class R3
Net assets applicable to outstanding shares	$5,421,879

Shares of beneficial interest outstanding	332,567

Net asset value and offering price per share outstanding	$16.30

Class R6
Net assets applicable to outstanding shares	$722,542

Shares of beneficial interest outstanding	43,906

Net asset value and offering price per share outstanding	$16.46

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$21,393,345
Interest	18,151
Other income	454

Total income	21,411,950

Expenses
Manager (See Note 3)	4,738,955
Distribution/Service—Class A (See Note 3)	510,842
Distribution/Service—Investor Class (See Note 3)	203,568
Distribution/Service—Class B (See Note 3)	131,142
Distribution/Service—Class C (See Note 3)	332,369
Distribution/Service—Class R2 (See Note 3)	11,998
Distribution/Service—Class R3 (See Note 3)	12,359
Transfer agent (See Note 3)	912,206
Registration	106,803
Professional fees	89,101
Shareholder communication	45,202
Interest expense	28,704
Trustees	18,532
Custodian	16,447
Shareholder service (See Note 3)	8,209
Miscellaneous	26,909

Total expenses	7,193,346

Net investment income (loss)	14,218,604

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	40,960,961
Net change in unrealized appreciation (depreciation) on investments	40,460,835

Net realized and unrealized gain (loss) on investments	81,421,796

Net increase (decrease) in net assets resulting from operations	$95,640,400

(a)	Dividends recorded net of foreign withholding taxes in the amount of $187,166.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,218,604	$1,197,660
Net realized gain (loss) on investments	40,960,961	335,748
Net change in unrealized appreciation (depreciation) on investments	40,460,835	1,030,399

Net increase (decrease) in net assets resulting from operations	95,640,400	2,563,807

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,292,903)	(316,115)
Investor Class	(1,332,590)	(37,503)
Class B	(158,119)	—
Class C	(392,426)	(55,226)
Class I	(7,245,593)	(685,967)
Class R1	(19,396)	—
Class R2	(93,902)	—
Class R3	(42,933)	—
Class R6	(8,927)	—

	(13,586,789)	(1,094,811)

From net realized gain on investments:
Class A	(136,877)	(485,636)
Investor Class	(10,793)	(74,090)
Class C	(40,260)	(145,357)
Class I	(279,635)	(255,774)

	(467,565)	(960,857)

Total dividends and distributions to shareholders	(14,054,354)	(2,055,668)

Capital share transactions:
Net proceeds from sale of shares	139,840,730	93,365,734
Net asset value of shares issued in connection with the acquisition of MainStay ICAP Equity Fund	418,269,680	—
Net asset value of shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	864,994,924	—
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,699,808	2,011,894
Cost of shares redeemed	(389,469,140)	(18,512,895)

Increase (decrease) in net assets derived from capital share transactions	1,047,336,002	76,864,733

Net increase (decrease) in net assets	1,128,922,048	77,372,872

Net Assets
Beginning of year	101,973,363	24,600,491

End of year	$1,230,895,411	$101,973,363

Undistributed net investment income at end of year	$1,053,576	$29,699

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$14.23	$14.06		$14.55	$13.57	$13.56

Net investment income (loss) (a)	0.31	0.29		0.33	0.28	0.26
Net realized and unrealized gain (loss) on investments	2.13	0.69		(0.04)	1.66	2.53

Total from investment operations	2.44	0.98		0.29	1.94	2.79

Less dividends and distributions:
From net investment income	(0.30)	(0.26)		(0.33)	(0.39)	(0.10)
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.36)	(0.81)		(0.78)	(0.96)	(2.78)

Net asset value at end of year	$16.31	$14.23		$14.06	$14.55	$13.57

Total investment return (b)	17.34%	7.43%		2.06%	15.14%	25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.04	%(c)	2.36%	2.05%	2.07%
Net expenses	1.08%	1.16	%(d)	1.24%	1.26%	1.32%
Expenses (before waiver/reimbursement)	1.08%	1.33%		1.76%	1.63%	2.03%
Portfolio turnover rate	28%	14%		19%	16%	39%
Net assets at end of year (in 000’s)	$435,116	$26,701		$12,473	$10,219	$7,272

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.17%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$14.17	$14.01		$14.50	$13.52	$13.54

Net investment income (loss) (a)	0.30	0.27		0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	2.10	0.68		(0.05)	1.65	2.53

Total from investment operations	2.40	0.95		0.27	1.90	2.78

Less dividends and distributions:
From net investment income	(0.27)	(0.24)		(0.31)	(0.35)	(0.12)
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.33)	(0.79)		(0.76)	(0.92)	(2.80)

Net asset value at end of year	$16.24	$14.17		$14.01	$14.50	$13.52

Total investment return (b)	17.12%	7.30%		1.86%	14.86%	25.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.92	%(c)	2.26%	1.85%	2.05%
Net expenses	1.28%	1.34	%(d)	1.35%	1.46%	1.47%
Expenses (before waiver/reimbursement)	1.28%	1.51%		1.87%	1.83%	2.18%
Portfolio turnover rate	28%	14%		19%	16%	39%
Net assets at end of year (in 000’s)	$114,150	$2,861		$1,869	$1,610	$1,193

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class B	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$14.97

Net investment income (loss) (a)	0.07
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.91

Less dividend from net investment income	(0.09)

Net asset value at end of period	$15.79

Total investment return (b)	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††
Net expenses	2.04%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$26,167

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.80	$13.66		$14.16	$13.18	$13.34

Net investment income (loss) (a)	0.16	0.15		0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	2.06	0.69		(0.04)	1.62	2.47

Total from investment operations	2.22	0.84		0.16	1.77	2.62

Less dividends and distributions:
From net investment income	(0.17)	(0.15)		(0.21)	(0.22)	(0.10)
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.23)	(0.70)		(0.66)	(0.79)	(2.78)

Net asset value at end of year	$15.79	$13.80		$13.66	$14.16	$13.18

Total investment return (b)	16.20%	6.55%		1.13%	14.08%	24.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	1.09	%(c)	1.45%	1.10%	1.24%
Net expenses	2.04%	2.07	%(d)	2.10%	2.21%	2.22%
Expenses (before waiver/reimbursement)	2.04%	2.24%		2.62%	2.58%	2.93%
Portfolio turnover rate	28%	14%		19%	16%	39%
Net assets at end of year (in 000’s)	$54,550	$8,416		$3,762	$2,612	$1,280

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.08%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$14.35	$14.17		$14.67	$13.68	$13.62

Net investment income (loss) (a)	0.37	0.31		0.38	0.32	0.39
Net realized and unrealized gain (loss) on investments	2.13	0.72		(0.07)	1.67	2.45

Total from investment operations	2.50	1.03		0.31	1.99	2.84

Less dividends and distributions:
From net investment income	(0.33)	(0.30)		(0.36)	(0.43)	(0.10)
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.39)	(0.85)		(0.81)	(1.00)	(2.78)

Net asset value at end of year	$16.46	$14.35		$14.17	$14.67	$13.68

Total investment return (b)	17.66%	7.76%		2.23%	15.42%	26.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.18	%(c)	2.67%	2.32%	3.15%
Net expenses	0.83%	0.87	%(d)	0.99%	1.01%	1.07%
Expenses (before waiver/reimbursement)	0.83%	1.04%		1.51%	1.38%	1.78%
Portfolio turnover rate	28%	14%		19%	16%	39%
Net assets at end of year (in 000’s)	$587,427	$63,995		$6,496	$7,618	$7,892

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.89%.

Class R1	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$15.59

Net investment income (loss) (a)	0.17
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	1.03

Less dividend from net investment income	(0.17)

Net asset value at end of period	$16.45

Total investment return (b)	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%††
Net expenses	0.92%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$1,835

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R2	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$15.46

Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.99

Less dividend from net investment income	(0.15)

Net asset value at end of period	$16.30

Total investment return (b)	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%††
Net expenses	1.17%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$5,506

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$15.46

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	0.98

Less dividend from net investment income	(0.14)

Net asset value at end of period	$16.30

Total investment return (b)	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%††
Net expenses	1.42%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$5,422

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$15.59

Net investment income (loss) (a)	0.23
Net realized and unrealized gain (loss) on investments	0.82

Total from investment operations	1.05

Less dividend from net investment income	(0.18)

Net asset value at end of period	$16.46

Total investment return (b)	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%††
Net expenses	0.72%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$723

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017 but were not offered for sale until May 8, 2017. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R1, Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

22	MainStay Epoch U.S. Equity Yield Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

23

Notes to Financial Statements (continued)

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

24	MainStay Epoch U.S. Equity Yield Fund

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. Prior to May 8, 2017, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; and 0.69% in excess of $500 million. During the year ended October 31, 2017, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6 and Class T. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I.This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $4,738,955.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

25

Notes to Financial Statements (continued)

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$938
Class R2	4,799
Class R3	2,472

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,320 and $16,868, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,621, $9,571 and $2,767, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$190,635
Investor Class	252,178
Class B	40,978
Class C	98,753
Class I	321,567
Class R1	925
Class R2	4,745
Class R3	2,425

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,170,023,316	$101,815,555	$(38,045,669)	$63,769,886

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$21,835,438	$20,495,995	$—	$63,769,886	$106,101,319

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnership adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$392,062	$(56,693)	$(335,369)

26	MainStay Epoch U.S. Equity Yield Fund

The reclassifications for the Fund are primarily due to partnerships and merger-related tax adjustments.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$13,586,789	$1,094,811
Long-Term Capital Gain	467,565	960,857
Total	$14,054,354	$2,055,668

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate.

During the year ended October 31, 2017, the Fund utilized the line of credit for 5 days, maintained an average daily balance of $99,919,000 at weighted average interest rate of 2.0683% and incurred interest expense in the amount of $28,704. As of October 31, 2017, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $177,715 and $406,764, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,679,382	$25,630,670
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	1,933,621	29,884,882
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	19,191,116	296,606,370
Shares issued to shareholders in reinvestment of dividends and distributions	273,531	4,297,330
Shares redeemed	(2,528,859)	(39,884,006)

Net increase (decrease) in shares outstanding before conversion	20,548,791	316,535,246
Shares converted into Class A (See Note 1)	4,485,043	72,191,334
Shares converted from Class A (See Note 1)	(230,675)	(3,495,425)

Net increase (decrease)	24,803,159	$385,231,155

Year ended October 31, 2016:
Shares sold	1,278,336	$18,296,625
Shares issued to shareholders in reinvestment of dividends and distributions	57,539	777,062
Shares redeemed	(376,967)	(5,272,945)

Net increase (decrease) in shares outstanding before conversion	958,908	13,800,742
Shares converted into Class A (See Note 1)	37,852	535,694
Shares converted from Class A (See Note 1)	(7,998)	(114,980)

Net increase (decrease)	988,762	$14,221,456

27

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	226,866	$3,519,355
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	842,007	12,958,411
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	10,496,828	161,545,132
Shares issued to shareholders in reinvestment of dividends and distributions	85,613	1,338,949
Shares redeemed	(445,182)	(6,992,175)

Net increase (decrease) in shares outstanding before conversion	11,206,132	172,369,672
Shares converted into Investor Class (See Note 1)	90,523	1,435,122
Shares converted from Investor Class (See Note 1)	(4,469,197)	(71,584,878)

Net increase (decrease)	6,827,458	$102,219,916

Year ended October 31, 2016:
Shares sold	119,219	$1,683,127
Shares issued to shareholders in reinvestment of dividends and distributions	8,242	110,250
Shares redeemed	(27,850)	(388,157)

Net increase (decrease) in shares outstanding before conversion	99,611	1,405,220
Shares converted into Investor Class (See Note 1)	6,786	97,070
Shares converted from Investor Class (See Note 1)	(38,014)	(535,694)

Net increase (decrease)	68,383	$966,596

Class B	Shares	Amount
Period ended October 31, 2017 (a):
Shares sold	16,336	$251,094
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	1,846,994	27,657,252
Shares issued to shareholders in reinvestment of dividends and distributions	10,228	156,002
Shares redeemed	(118,325)	(1,814,509)

Net increase (decrease) in shares outstanding before conversion	1,755,233	26,249,839
Shares converted from Class B (See Note 1)	(98,006)	(1,509,787)

Net increase (decrease)	1,657,227	$24,740,052

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	224,059	$3,274,845
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	545,689	8,171,258
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	3,063,639	45,875,542
Shares issued to shareholders in reinvestment of dividends and distributions	25,909	389,440
Shares redeemed	(1,013,419)	(15,404,074)

Net increase (decrease) in shares outstanding before conversion	2,845,877	42,307,011
Shares converted from Class C (See Note 1)	(907)	(13,764)

Net increase (decrease)	2,844,970	$42,293,247

Year ended October 31, 2016:
Shares sold	454,775	$6,350,615
Shares issued to shareholders in reinvestment of dividends and distributions	15,386	200,162
Shares redeemed	(135,503)	(1,813,068)

Net increase (decrease)	334,658	$4,737,709

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	6,817,502	$106,185,456
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	23,166,556	361,210,628
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	20,135,033	313,943,418
Shares issued to shareholders in reinvestment of dividends and distributions	465,729	7,354,138
Shares redeemed	(19,545,647)	(311,351,610)

Net increase (decrease) in shares outstanding before conversion	31,039,173	477,342,030
Shares converted into Class I (See Note 1)	196,546	2,977,398

Net increase (decrease)	31,235,719	$480,319,428

Year ended October 31, 2016:
Shares sold	4,697,335	$67,035,367
Shares issued to shareholders in reinvestment of dividends and distributions	65,148	924,420
Shares redeemed	(763,750)	(11,038,725)

Net increase (decrease) in shares outstanding before conversion	3,998,733	56,921,062
Shares converted into Class I (See Note 1)	1,232	17,910

Net increase (decrease)	3,999,965	$56,938,972

Class R1	Shares	Amount
Period ended October 31, 2017 (a):
Shares sold	5,251	$83,633
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	53,127	828,351
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	119,450	1,862,448
Shares issued to shareholders in reinvestment of dividends and distributions	1,214	19,330
Shares redeemed	(67,524)	(1,061,171)

Net increase (decrease)	111,518	$1,732,591

28	MainStay Epoch U.S. Equity Yield Fund

Class R2	Shares	Amount
Period ended October 31, 2017 (a):
Shares sold	17,926	$284,051
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	187,838	2,903,108
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	513,177	7,931,357
Sharesissued to shareholders in reinvestment of dividends and distributions	5,915	93,344
Shares redeemed	(387,152)	(6,251,209)

Net increase (decrease)	337,704	$4,960,651

Class R3	Shares	Amount
Period ended October 31, 2017 (a):
Shares sold	36,367	$579,466
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	149,659	2,313,042
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	171,756	2,654,562
Sharesissued to shareholders in reinvestment of dividends and distributions	2,682	42,348
Shares redeemed	(27,897)	(439,571)

Net increase (decrease)	332,567	$5,149,847

Class R6	Shares	Amount
Period ended October 31, 2017 (a):
Shares sold	1,965	$32,160
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	443,746	6,918,843
Sharesissued to shareholders in reinvestment of dividends and distributions	561	8,927
Shares redeemed	(402,366)	(6,270,815)

Net increase (decrease)	43,906	$689,115

(a)	Inception date was May 8, 2017.

Note 10–Fund Acquisitions

MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

At special meetings held on January 3 and 6, 2017, the Board approved certain changes to the MainStay ICAP Equity Fund (“Equity Fund”) and MainStay ICAP Select Equity Fund (“Select Equity Fund,” and together with the Equity Fund, the “ICAP Funds”). Among other related proposals, the Board approved: (i) Agreements and Plans of Reorganization with respect to the Equity Fund and the Select Equity Fund, which provides for the reorganization of the ICAP Funds into the Fund; and (ii) the appointment of Epoch Investment Partners, Inc. to manage the ICAP Funds’ assets on an interim basis, and the related interim subadvisory agreement. New York Life Investments reimbursed the ICAP Funds for transition costs of approximately $130,615 incurred, associated with the repositioning of the portion of the ICAP Funds previously subadvised by Institutional Capital LLC. The Board also approved an amended management fee schedule for the Fund to include additional breakpoints that was effective upon the completion of the Reorganizations. The

Reorganization was completed on May 8, 2017. The aggregate net assets of the Fund immediately before the acquisition were $158,433,650 and the combined net assets after the acquisition were $1,441,698,254.

29

Notes to Financial Statements (continued)

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization			After Reorganization
	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund	MainStay Epoch U.S. Equity Yield Fund
Net Assets:
Class A	$29,884,882	$296,606,370	$34,530,311	$361,021,563
Investor Class	12,958,411	161,545,132	3,900,096	178,403,639
Class B	—	27,657,252	—	27,657,252
Class C	8,171,258	45,875,542	9,822,594	63,869,394
Class I	361,210,628	313,943,418	110,180,649	785,334,695
Class R1	828,351	1,862,448	—	2,690,799
Class R2	2,903,108	7,931,357	—	10,834,465
Class R3	2,313,042	2,654,562	—	4,967,604
Class R6	—	6,918,843	—	6,918,843
Shares Outstanding:
Class A	839,965	9,382,556	2,234,197	23,358,933
Investor Class	365,040	5,111,973	253,420	11,592,255
Class B	—	891,370	—	1,846,994
Class C	235,107	1,479,207	655,969	4,265,298
Class I	10,127,601	9,913,340	7,066,552	50,368,141
Class R1	23,200	58,696	—	172,577
Class R2	81,561	250,765	—	701,015
Class R3	65,199	84,063	—	321,415
Class R6	—	218,499	—	443,746
Net unrealized appreciation/(depreciation)	10,372,238	9,242,427	12,363,506	31,978,171
Undistributed net investment income	(1,261,207)	(4,033,973)	290,242	290,242
Accumulated net realized gain/(loss)	1,752,850	5,003,289	2,540,349	2,540,349

Assuming the acquisition of the ICAP Funds had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2017, are as follows:

Net investment income	$26,884,315
Net gain on investments	385,869,143
Net increase in net assets resulting from operations	$412,753,458

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the ICAP Funds that have been included in the Fund’s Statement of Operations since May 8, 2017.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from ICAP Funds, in the amount of $1,242,681,514, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch U.S. Equity Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch U.S. Equity Yield Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

31

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $467,565 as long term capital gain distributions.

For the fiscal year ended October 31, 2017, the Fund designated approximately $7,579,567 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 51.71% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

32	MainStay Epoch U.S. Equity Yield Fund

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Epoch U.S. Equity Yield Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716817 MS286-17	MSEUE11-12/17 (NYLIM) NL239

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/15/2006	19.84 26.81%	8.89 10.13%	3.26 3.84%	1.30 1.30%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	19.51 26.47	8.62 9.86	7.81 8.58	1.54 1.54
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	24.58 25.58	9.05 9.05	7.77 7.77	2.29 2.29
Class I Shares[3]	No Sales Charge		7/25/2005	27.07	10.41	4.30	1.05

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2007, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment processes and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
MSCI World Index[4]	22.77%	11.56%	4.10%
Morningstar World Large Stock Category Average[5]	22.31	10.91	3.81

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,118.30	$6.94	$1,018.70	$6.61	1.30%

Investor Class Shares	$1,000.00	$1,116.70	$8.22	$1,017.40	$7.83	1.54%

Class C Shares	$1,000.00	$1,113.10	$12.20	$1,013.70	$11.62	2.29%

Class I Shares	$1,000.00	$1,120.00	$5.61	$1,019.90	$5.35	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

United States	63.4%
Japan	9.7
France	9.1
China	5.0
Belgium	3.4
Switzerland	3.0

Germany	2.9%
United Kingdom	2.4
Other Assets, Less Liabilities	1.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Visa, Inc., Class A

3.	Applied Materials, Inc.

4.	Johnson Controls International PLC

5.	Anheuser-Busch InBev S.A. / N.V.
6.	AXA S.A.

7.	Danaher Corp.

8.	Apple, Inc.

9.	Universal Display Corp.

10.	Walt Disney Co.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 26.81% for Class A shares, 26.47% for Investor Class shares and 25.58% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 27.07%. For the 12 months ended October 31, 2017, all share classes outperformed the 22.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 22.31% return of the Morningstar World Large Stock Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund benefited from a synchronized global recovery in economic conditions and in corporate profits. The Fund’s investments in information technology stocks, and to a lesser degree consumer staples stocks, were the largest contributors to relative returns. (Contributions take weightings and total returns into account.)

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest-contributing sectors to the Fund’s performance relative to the MSCI World Index were information technology (from stock selection and an overweight position relative to the MSCI World Index) and consumer staples (from stock selection). Having no exposure to the real estate sector also helped the Fund’s relative performance.

The weakest sectors relative to the MSCI World Index were health care and financials. In health care, several of the Fund’s holdings had negative returns. The weakness in financials resulted primarily from an underweight position relative to the benchmark index in the second-best performing sector during the reporting period. The Fund’ small cash position was also a drag on returns in a rapidly rising market.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Universal Display, Applied Materials and Safran provided the strongest contributions to absolute returns. Our investments in Universal Display and Applied Materials provided exposure to the growth of OLED (organic light emitting diode) technology, which benefited from wider recognition and inclusion for the first time in an Apple iPhone. Applied Materials, an equipment maker for the semiconductor and OLED manufacturing industries, and Universal Display, an intellectual property company with patents related to OLED technology, were the Fund’s top two contributors. Both companies reported better-than-expected earnings and provided guidance ahead of expectations. Global aerospace, defense and security company Safran experienced strong revenue growth and performed well following the approval of a merger with fellow French aerospace company Zodiac.

Fund positions in Cellnex Telecom, Walt Disney and Snam detracted the most from absolute returns. Walt Disney was hurt by weakness in advertising and subscription revenue at ESPN. We continued to own the company, and added to the position during the reporting period, as our fundamental thesis remained intact: that Disney has mastered the process of monetizing its world-renowned characters and franchises across multiple platforms. We believe that this ability has enabled the company to generate stable high-single-digit revenue and low-double-digit cash flow growth rates on a consistent basis. We also believed that stabilization in the ESPN franchise, due to increased subscriptions on alternative distribution services such as Hulu and YouTube, could be a positive future catalyst. Spanish-based telecommunications tower operator Cellnex declined following a quarterly earnings report that raised concerns about the company’s growth outlook and mergers-and-acquisitions strategy. Italian natural gas transmission utility Snam declined after the U.S. election. The expectation that interest rates could rise globally negatively affected the performance of bonds and regulated utilities in developed markets. The Fund sold its positions in both Cellnex and Snam early in the reporting period.

Were there other stocks that were particularly noteworthy during the reporting period?

PayPal, a pure play on the attractive growth area of online and cashless payments, was also a top contributor to the Fund’s absolute performance. We believe that the company holds a unique position as a two-sided global platform at the center of digital and social payments and has leveraged direct relationships to ensure the addition of new consumers and merchants as well as increased engagement. Currently accounting for only a 1% share of the addressable market, we believe that PayPal may have a multiyear runway for significant organic revenue and free cash flow growth.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund increased its weighting in the financials sector with purchases including UBS Group, BNP Paribas and Mitsubishi

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on the Morningstar World Large Stock Category Average.

9

UFJ, the largest banking and financial services company in Japan. We believe that Mitsubishi UFJ serves as a proxy for the Japanese economy and the effects of unprecedented fiscal and monetary stimuli there, and we believe that the company is well-positioned to grow its operating cash flows from domestic operations. We expect the company to benefit from continued expansion in domestic Japanese credit markets and to participate in the growth of the individual savings market in Japan as the government encourages investment risk-taking. Mitsubishi UFJ has generated strong cash flows from other developed markets, including the United States. We believe that the company’s 22% stake in Morgan Stanley and its ownership of Union Bank, the fourth-largest banking group in California, as well as its presence in South Asia, provide additional growth opportunities and may act as natural hedges against shifting interest rates, volatile foreign-exchange rates and global economic cycles. The company is well capitalized and has consistently returned cash to shareholders through a cash dividend and share repurchases. In our opinion, Mitsubishi UFJ is undervalued, as investor sentiment around the Bank of Japan’s negative-interest-rate policy has weighed on the stock’s valuation. The company’s broadly diversified business has been able to offset the pressures caused by current monetary policy, and we believe that the share price is likely to better reflect underlying company fundamentals over time.

There were several sales during the reporting period, including Cellnex Telecom, Snam and CVS Health, all of which had weak performance during the reporting period. The Fund had held a position in CVS Health for some time, and it had performed well in the previous fiscal year. We had been trimming what had become one of the largest positions in the Fund. More recently, CVS Health shares declined partly because of lost contracts with several large retirement systems and pension funds. As the stock’s outlook weakened, we exited the position.

How did the Fund’s sector weightings change during the reporting period?

The one sizeable shift in the Fund’s sector exposure was the addition of holdings in the financials sector. At the beginning of the reporting period, the Fund had a substantially underweight position in this sector. By October 31, 2017, however, the Fund’s position in financials was only modestly underweight relative to the MSCI World Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund had a substantially overweight position relative to the MSCI World Index in the information technology sector. We continued to view the many and varied structural demand drivers within the information technology space as attractive in the context of a moderate-growth world. As of the same date, the Fund held underweight positions relative to the benchmark in the materials, consumer discretionary, real estate and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 95.8%†
Belgium 3.4%
♦Anheuser-Busch InBev S.A. / N.V. (Beverages)	56,650	$6,932,115

China 5.0%
Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	26,859	4,965,961
Tencent Holdings, Ltd. (Internet Software & Services)	112,800	5,057,738

		10,023,699

France 9.1%
♦AXA S.A. (Insurance)	226,497	6,841,239
BNP Paribas S.A. (Banks)	68,951	5,384,488
Safran S.A. (Aerospace & Defense)	58,961	6,210,795

		18,436,522

Germany 2.9%
Bayer A.G., Registered (Pharmaceuticals)	45,729	5,949,969

Japan 9.7%
Mitsubishi UFJ Financial Group, Inc. (Banks)	852,400	5,716,151
Morinaga & Co., Ltd. (Food Products)	67,800	3,857,931
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	100,900	4,856,653
Suzuki Motor Corp. (Automobiles)	96,700	5,251,506

		19,682,241

Switzerland 3.0%
UBS Group A.G., Registered (Capital Markets) (a)	350,245	5,961,169

United Kingdom 2.4%
Vodafone Group PLC (Wireless Telecommunication Services)	1,670,680	4,783,978

United States 60.3%
Allergan PLC (Pharmaceuticals)	29,933	5,305,026
Alphabet, Inc., Class C (Internet Software & Services) (a)	3,979	4,045,211
♦Apple, Inc. (Technology Hardware, Storage & Peripherals)	39,230	6,631,439
♦Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	130,211	7,347,807
Coherent, Inc. (Electronic Equipment, Instruments & Components) (a)	19,588	5,145,963
♦Danaher Corp. (Health Care Equipment & Supplies)	72,037	6,646,854
General Dynamics Corp. (Aerospace & Defense)	19,508	3,959,734
Home Depot, Inc. (Specialty Retail)	30,960	5,132,549

	Shares	Value
United States (continued)
♦Johnson Controls International PLC (Building Products)	171,267	$7,088,741
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	162,465	3,000,728
MetLife, Inc. (Insurance)	110,758	5,934,414
♦Microsoft Corp. (Software)	109,479	9,106,463
Morgan Stanley (Capital Markets)	79,128	3,956,400
NextEra Energy, Inc. (Electric Utilities)	32,395	5,023,493
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	81,178	5,241,663
PayPal Holdings, Inc. (IT Services) (a)	56,429	4,094,488
Philip Morris International, Inc. (Tobacco)	46,050	4,818,672
Phillips 66 (Oil, Gas & Consumable Fuels)	44,382	4,042,313
Raytheon Co. (Aerospace & Defense)	26,333	4,745,207
♦Universal Display Corp. (Electronic Equipment, Instruments & Components)	42,666	6,250,569
♦Visa, Inc., Class A (IT Services)	72,252	7,946,275
♦Walt Disney Co. (Media)	63,736	6,234,018

		121,698,027

Total Common Stocks (Cost $156,655,643)		193,467,720

	Principal Amount
Short-Term Investment 3.1%
Repurchase Agreement 3.1%
United States 3.1%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $6,197,475 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $6,475,000 and a Market Value of $6,322,734) (Capital Markets)	$6,197,416	6,197,416

Total Short-Term Investment (Cost $6,197,416)		6,197,416

Total Investments (Cost $162,853,059)	98.9%	199,665,136
Other Assets, Less Liabilities	1.1	2,211,772
Net Assets	100.0%	$201,876,908

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$193,467,720	$—	$—	$193,467,720
Short-Term Investment
Repurchase Agreement	—	6,197,416	—	6,197,416

Total Investments in Securities	$193,467,720	$6,197,416	$—	$199,665,136

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$14,915,736	7.4%
Automobiles	5,251,506	2.6
Banks	11,100,639	5.5
Beverages	6,932,115	3.4
Building Products	7,088,741	3.5
Capital Markets	16,114,985	8.0
Diversified Telecommunication Services	4,856,653	2.4
Electric Utilities	5,023,493	2.5
Electronic Equipment, Instruments & Components	11,396,532	5.6
Food Products	3,857,931	1.9
Health Care Equipment & Supplies	6,646,854	3.3
Insurance	12,775,653	6.3
Internet Software & Services	14,068,910	7.0
IT Services	12,040,763	6.0
Media	6,234,018	3.1
Oil, Gas & Consumable Fuels	9,283,976	4.6
Pharmaceuticals	11,254,995	5.6
Semiconductors & Semiconductor Equipment	10,348,535	5.1
Software	9,106,463	4.5
Specialty Retail	5,132,549	2.5
Technology Hardware, Storage & Peripherals	6,631,439	3.3
Tobacco	4,818,672	2.4
Wireless Telecommunication Services	4,783,978	2.4

	199,665,136	98.9
Other Assets, Less Liabilities	2,211,772	1.1

Net Assets	$201,876,908	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $162,853,059)	$199,665,136
Cash denominated in foreign currencies (identified cost $127)	125
Receivables:
Investment securities sold	2,616,029
Dividends and interest	193,396
Fund shares sold	696
Other assets	38,292

Total assets	202,513,674

Liabilities
Payables:
Fund shares redeemed	440,265
Manager (See Note 3)	161,988
Shareholder communication	12,498
Professional fees	8,520
Custodian	2,577
NYLIFE Distributors (See Note 3)	2,241
Transfer agent (See Note 3)	1,363
Investment securities purchased	1,261
Trustees	489
Accrued expenses	5,564

Total liabilities	636,766

Net assets	$201,876,908

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,215
Additional paid-in capital	157,823,452

157,832,667
Undistributed net investment income	1,028,074
Accumulated net realized gain (loss) on investments and foreign currency transactions	6,206,108
Net unrealized appreciation (depreciation) on investments	36,812,077
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(2,018)

Net assets	$201,876,908

Class A
Net assets applicable to outstanding shares	$3,659,825

Shares of beneficial interest outstanding	172,089

Net asset value per share outstanding	$21.27
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price per share outstanding	$22.51

Investor Class
Net assets applicable to outstanding shares	$845,764

Shares of beneficial interest outstanding	40,006

Net asset value per share outstanding	$21.14
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price per share outstanding	$22.37

Class C
Net assets applicable to outstanding shares	$1,558,574

Shares of beneficial interest outstanding	77,633

Net asset value and offering price per share outstanding	$20.08

Class I
Net assets applicable to outstanding shares	$195,812,745

Shares of beneficial interest outstanding	8,925,715

Net asset value and offering price per share outstanding	$21.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$3,556,813
Interest	4,806
Other income	193

Total income	3,561,812

Expenses
Manager (See Note 3)	1,798,962
Registration	61,206
Professional fees	59,064
Distribution/Service—Class A (See Note 3)	11,172
Distribution/Service—Investor Class (See Note 3)	1,836
Distribution/Service—Class C (See Note 3)	14,580
Custodian	20,602
Shareholder communication	19,016
Transfer agent (See Note 3)	18,674
Trustees	4,571
Miscellaneous	22,389

Total expenses	2,032,072

Net investment income (loss)	1,529,740

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	14,478,171
Foreign currency transactions	(114,914)

Net realized gain (loss) on investments and foreign currency transactions	14,363,257

Net change in unrealized appreciation (depreciation) on:
Investments	28,683,957
Translation of other assets and liabilities in foreign currencies	1,160

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	28,685,117

Net realized and unrealized gain (loss) on investments and foreign currency transactions	43,048,374

Net increase (decrease) in net assets resulting from operations	$44,578,114

(a)	Dividends recorded net of foreign withholding taxes in the amount of $228,003.

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,529,740	$1,771,635
Net realized gain (loss) on investments and foreign currency transactions	14,363,257	(8,062,751)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	28,685,117	(2,563,695)

Net increase (decrease) in net assets resulting from operations	44,578,114	(8,854,811)

Dividends and distributions to shareholders:
From net investment income:
Class A	(35,951)	(32,410)
Investor Class	(3,828)	(2,752)
Class I	(1,799,561)	(1,864,841)

	(1,839,340)	(1,900,003)

From net realized gain on investments:
Class A	—	(254,064)
Investor Class	—	(34,318)
Class C	—	(80,462)
Class I	—	(10,337,582)

	—	(10,706,426)

Total dividends and distributions to shareholders	(1,839,340)	(12,606,429)

Capital share transactions:
Net proceeds from sale of shares	4,750,754	14,664,886
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,800,650	12,361,802
Cost of shares redeemed	(23,777,976)	(72,281,752)

Increase (decrease) in net assets derived from capital share transactions	(17,226,572)	(45,255,064)

Net increase (decrease) in net assets	25,512,202	(66,716,304)

Net Assets
Beginning of year	176,364,706	243,081,010

End of year	$201,876,908	$176,364,706

Undistributed net investment income at end of year	$1,028,074	$1,452,588

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$16.91	$18.75		$19.75	$20.39	$16.09

Net investment income (loss) (a)	0.11	0.10		0.11	0.09	0.10
Net realized and unrealized gain (loss) on investments	4.40	(0.96)		0.28	0.63	4.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	4.50	(0.87)		0.38	0.71	4.34

Less dividends and distributions:
From net investment income	(0.14)	(0.11)		(0.09)	(0.07)	(0.04)
From net realized gain on investments	—	(0.86)		(1.29)	(1.28)	—

Total dividends and distributions	(0.14)	(0.97)		(1.38)	(1.35)	(0.04)

Net asset value at end of year	$21.27	$16.91		$18.75	$19.75	$20.39

Total investment return (b)	26.81%	(4.84%)		2.03%	3.60%	27.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.55	% (c)	0.59%	0.47%	0.54%
Net expenses	1.32%	1.34	% (d)	1.34%	1.34%	1.38%
Portfolio turnover rate	89%	70%		81%	101%	105%
Net assets at end of year (in 000’s)	$3,660	$4,507		$5,561	$4,757	$6,219

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$16.81	$18.64		$19.65	$20.31	$16.03

Net investment income (loss) (a)	0.06	0.05		0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	4.38	(0.94)		0.27	0.61	4.22
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	4.43	(0.90)		0.33	0.66	4.28

Less dividends and distributions:
From net investment income	(0.10)	(0.07)		(0.05)	(0.04)	(0.00)‡
From net realized gain on investments	—	(0.86)		(1.29)	(1.28)	—

Total dividends and distributions	(0.10)	(0.93)		(1.34)	(1.32)	(0.00)‡

Net asset value at end of year	$21.14	$16.81		$18.64	$19.65	$20.31

Total investment return (b)	26.47%	(5.04%)		1.74%	3.33%	26.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.31	% (c)	0.35%	0.31%	0.38%
Net expenses	1.56%	1.58	% (d)	1.58%	1.59%	1.61%
Portfolio turnover rate	89%	70%		81%	101%	105%
Net assets at end of year (in 000’s)	$846	$674		$727	$618	$537

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.59%.

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$15.99	$17.84		$18.94	$19.73	$15.68

Net investment income (loss) (a)	(0.07)	(0.07)		(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	4.17	(0.91)		0.28	0.58	4.14
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	4.09	(0.99)		0.19	0.49	4.05

Less distributions from net realized gain on investments	—	(0.86)		(1.29)	(1.28)	—

Net asset value at end of year	$20.08	$15.99		$17.84	$18.94	$19.73

Total investment return (b)	25.58%	(5.78%)		1.04%	2.53%	25.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.45	%)(c)	(0.43%)	(0.41%)	(0.47%)
Net expenses	2.31%	2.33	% (d)	2.33%	2.34%	2.36%
Portfolio turnover rate	89%	70%		81%	101%	105%
Net assets at end of year (in 000’s)	$1,559	$1,396		$1,719	$1,261	$806

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.46)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.34%.

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$17.45	$19.31		$20.30	$20.92	$16.50

Net investment income (loss) (a)	0.16	0.15		0.16	0.16	0.15
Net realized and unrealized gain (loss) on investments	4.53	(0.99)		0.29	0.62	4.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	4.68	(0.85)		0.44	0.77	4.50

Less dividends and distributions:
From net investment income	(0.19)	(0.15)		(0.14)	(0.11)	(0.08)
From net realized gain on investments	—	(0.86)		(1.29)	(1.28)	—

Total dividends and distributions	(0.19)	(1.01)		(1.43)	(1.39)	(0.08)

Net asset value at end of year	$21.94	$17.45		$19.31	$20.30	$20.92

Total investment return (b)	27.07%	(4.56%)		2.30%	3.82%	27.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.83	% (c)	0.82%	0.80%	0.80%
Net expenses	1.07%	1.09	% (d)	1.09%	1.09%	1.13%
Portfolio turnover rate	89%	70%		81%	101%	105%
Net assets at end of year (in 000’s)	$195,813	$169,788		$235,074	$221,219	$185,789

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.10%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automtically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

18	MainStay Epoch Global Choice Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

19

Notes to Financial Statements (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2017, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During

20	MainStay Epoch Global Choice Fund

the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

21

Notes to Financial Statements (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.95% up to $500 million and 0.90% in excess of $500 million. Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at a 1.00% annual rate of average daily net assets of the Fund. During the year ended October 31, 2017, the effective management fee rate was 0.97%.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $1,798,962.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,281 and $901, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $5.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$323
Investor Class	1,823
Class C	3,616
Class I	12,912

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$162,866,421	$39,271,112	$(2,472,397)	$36,798,715

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,028,074	$6,219,470	$—	$36,796,697	$44,044,241

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(114,914)	$114,914	$ —

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

The Fund utilized $8,272,063 of capital loss carryforwards during the year ended October 31, 2017.

22	MainStay Epoch Global Choice Fund

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$1,839,340	$1,900,092
Long-Term Capital Gain	—	10,706,337
Total	$1,839,340	$12,606,429

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $159,526 and $179,604, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	29,680	$574,494
Shares issued to shareholders in reinvestment of dividends and distributions	1,816	30,784
Shares redeemed	(66,784)	(1,243,187)

Net increase (decrease) in shares outstanding before conversion	(35,288)	(637,909)
Shares converted into Class A (See Note 1)	8,763	176,216
Shares converted from Class A (See Note 1)	(67,851)	(1,406,677)

Net increase (decrease)	(94,376)	$(1,868,370)

Year ended October 31, 2016:
Shares sold	65,094	$1,123,209
Shares issued to shareholders in reinvestment of dividends and distributions	14,951	262,543
Shares redeemed	(109,914)	(1,901,979)

Net increase (decrease) in shares outstanding before conversion	(29,869)	(516,227)
Shares converted into Class A (See Note 1)	1,674	28,381
Shares converted from Class A (See Note 1)	(1,946)	(33,977)

Net increase (decrease)	(30,141)	$(521,823)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	14,413	$289,725
Shares issued to shareholders in reinvestment of dividends and distributions	223	3,760
Shares redeemed	(5,894)	(110,937)

Net increase (decrease) in shares outstanding before conversion	8,742	182,548
Shares converted from Investor Class (See Note 1)	(8,809)	(176,216)

Net increase (decrease)	(67)	$6,332

Year ended October 31, 2016:
Shares sold	7,679	$132,333
Shares issued to shareholders in reinvestment of dividends and distributions	2,109	36,881
Shares redeemed	(8,105)	(140,320)

Net increase (decrease) in shares outstanding before conversion	1,683	28,894
Shares converted into Investor Class (See Note 1)	1,099	19,303
Shares converted from Investor Class (See Note 1)	(1,682)	(28,381)

Net increase (decrease)	1,100	$19,816

23

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	17,359	$294,495
Shares redeemed	(27,036)	(463,718)

Net increase (decrease)	(9,677)	$(169,223)

Year ended October 31, 2016:
Shares sold	29,460	$491,614
Shares issued to shareholders in reinvestment of dividends and distributions	4,161	69,700
Shares redeemed	(42,641)	(680,030)

Net increase (decrease)	(9,020)	$(118,716)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	186,126	$3,592,040
Shares issued to shareholders in reinvestment of dividends and distributions	101,209	1,766,106
Shares redeemed	(1,159,607)	(21,960,134)

Net increase (decrease) in shares outstanding before conversion	(872,272)	(16,601,988)
Shares converted into Class I (See Note 1)	65,797	1,406,677

Net increase (decrease)	(806,475)	$(15,195,311)

Year ended October 31, 2016:
Shares sold	745,395	$12,917,730
Shares issued to shareholders in reinvestment of dividends and distributions	663,679	11,992,678
Shares redeemed	(3,851,498)	(69,559,423)

Net increase (decrease) in shares outstanding before conversion	(2,442,424)	(44,649,015)
Shares converted into Class I (See Note 1)	827	14,674

Net increase (decrease)	(2,441,597)	$(44,634,341)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Global Choice Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch Global Choice Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch Global Choice Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

25

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together on the Proposal) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $1,469,170 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch Global Choice Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

28	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

29

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717038 MS286-17	MSEGC11-12/17 (NYLIM) NL240

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	9.50 15.88%	7.82 9.04%	4.03 4.62%	1.11 1.11%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	9.56 15.93	7.82 9.04	8.54 9.32	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	14.08 15.08	8.22 8.22	8.52 8.52	1.86 1.86
Class I Shares[3]	No Sales Charge		12/27/2005	16.20	9.32	4.83	0.86
Class R2 Shares	No Sales Charge		2/28/2014	15.83	5.21	N/A	1.21
Class R3 Shares	No Sales Charge		2/29/2016	15.53	12.79	N/A	1.45
Class R6 Shares	No Sales Charge		6/17/2013	16.36	7.61	N/A	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2007, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI World Index[4]	22.77%	11.56%	4.10%
Morningstar World Large Stock Category Average[5]	22.31	10.91	3.81

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,067.50	$5.99	$1,019.40	$5.85	1.15%

Investor Class Shares	$1,000.00	$1,067.90	$5.73	$1,019.70	$5.60	1.10%

Class C Shares	$1,000.00	$1,063.60	$9.62	$1,015.90	$9.40	1.85%

Class I Shares	$1,000.00	$1,068.40	$4.69	$1,020.70	$4.58	0.90%

Class R2 Shares	$1,000.00	$1,067.00	$6.51	$1,018.90	$6.36	1.25%

Class R3 Shares	$1,000.00	$1,065.40	$7.86	$1,017.60	$7.68	1.51%

Class R6 Shares	$1,000.00	$1,069.80	$3.86	$1,021.50	$3.77	0.74%

1.	Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

United States	46.7%
United Kingdom	14.1
Germany	8.7
France	8.2
Canada	5.3
Switzerland	4.2
Italy	2.7
Australia	2.2

Norway	2.0%
Netherlands	1.7
Spain	1.6
Singapore	1.1
Sweden	0.8
Taiwan	0.7
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	British American Tobacco PLC

2.	BCE, Inc.

3.	Vodafone Group PLC

4.	TOTAL S.A.

5.	Royal Dutch Shell PLC Class A, Sponsored ADR
6.	Imperial Brands PLC

7.	Duke Energy Corp.

8.	AXA S.A.

9.	Muenchener Rueckversicherungs-Gesellschaft A.G. Registered

10.	PPL Corp.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 15.88% for Class A shares, 15.93% for Investor Class shares and 15.08% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 16.20%, Class R2 shares returned 15.83%, Class R3 shares returned 15.53% and Class R6 shares returned 16.36%. For the 12 months ended October 31, 2017, all share classes underperformed the 22.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 22.31% return of the Morningstar World Large Stock Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the last six months?

Effective October 31, 2017, Eric Sappenfield is no longer a portfolio manager of the Fund. Michael Welhoelter, William Priest, Kera Van Valen and John M. Tobin will continue to serve as portfolio managers of the Fund. For more information on this change see the prospectus supplement dated August 17, 2017.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund’s diversified portfolio included positions in companies that continued to grow free cash flow and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. The Fund’s investment strategy, performing as expected, lagged the broad market as stocks initially advanced sharply following the U.S. presidential election in November 2016 and were further boosted by the continued efforts of central bankers to stimulate economic growth. Moving into 2017, markets continued to press forward on the hopes of reforms under the Trump administration while simultaneously shrugging off geopolitical risks present across Europe. The elections across Europe ultimately proved uneventful; and a strengthening global economy—as evidenced by stronger corporate earnings and economic growth indicators out of Europe, the United States and Japan—provided support for equity markets into the third quarter of 2017. As a result, many of the economically sensitive sectors, most notably financials and information technology, significantly outperformed their defensive counterparts.

Relative to the MSCI World Index, the Fund’s underperformance was driven primarily by its sector allocations, which were the result of the Fund’s bottom-up fundamental investment process. Financials and information technology, which were the best-performing sectors of the market during the reporting period, were among the largest detractors from the Fund’s relative performance. In particular, the Fund’s underweight position in banks detracted from relative performance as banks advanced on higher bond yields and the promise of less regulation under the Trump administration. An overweight position in traditional yield-oriented sectors including telecommunication services, utilities and consumer staples also detracted from relative performance, as these sectors lagged the broader market.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest-contributing sectors to the Fund’s performance relative to the MSCI World Index were energy, consumer discretionary and industrials, largely because of stock selection within these sectors. (Contributions take weightings and total returns into account.)

The weakest sectors were information technology, telecommunication services and financials. The Fund had low exposure relative to the MSCI World Index in information technology and financials, both of which provided substantial gains, and extensive exposure to telecommunication services, which lagged the Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

AbbVie, Allianz and McDonald’s provided the strongest contributions to absolute returns during the reporting period. AbbVie is a global pharmaceutical company. The company’s share price was helped by continued positive momentum for the franchise drug Humira, encouraging acceptance of the blood cancer drug Imbruvica and favorable new pipeline developments, all of which were reflected in favorable quarterly earnings reports. In addition, the company was able to successfully repel a challenge to one of its patents protecting the Humira franchise. Historically, the company has paid an attractive, growing dividend that has been well-covered by free cash flow, and the company has regularly repurchased shares. Shares of Allianz, a diversified insurance company, traded steadily higher along with other financials following the U.S. election, with additional support provided by the Federal Reserve’s multiple increases in the federal funds target range. Shares have been further boosted by consistently strong earnings results and management’s continued commitment to initiate a share repurchase program. In the past, the company has had a transparent capital-allocation policy; has paid an attractive, growing dividend that has been well-supported by earnings; and has held a

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on the Morningstar World Large Stock Category Average.

9

strong regulatory capital position. McDonald’s Corp. is an operator and franchisor of McDonald’s restaurants, which serve a locally relevant menu of food and drinks in over 100 countries. During the reporting period, shares continued to benefit from investments in digital engagement, delivery and the expansion of targeted initiatives. The company remained committed to rewarding shareholders through dividends and share buybacks.

QUALCOMM, Imperial Brands and Regal Entertainment Group were the most substantial detractors from the Fund’s absolute returns during the reporting period. QUALCOMM is a market leader in next-gen wireless technologies. Shares declined because of a royalty dispute with Apple. The company remained focused on closing its pending acquisition of industrial and automotive focused NXP Semiconductor, which we believe could diversify and improve cash flow growth. QUALCOMM has paid a growing dividend that has remained covered even without Apple payments. The company also has an ongoing share repurchase program. Imperial Brands is a global tobacco manufacturer. Shares were hurt (along with shares of the company’s tobacco peers) when the FDA commented on a desire to potentially reduce nicotine levels to non-addictive levels. While we believe this is unlikely in the near term, shares were affected because Imperial Brands has modest exposure to U.S. regulations. Shares were further hurt as investors became concerned about the company’s growth opportunities without a strong position in next-generation products. Management has continued to strengthen the company’s brand portfolio through brand migrations and SKU3 reductions and has remained committed to returning cash to shareholders through an attractive and growing dividend. Debt reduction is also expected to be a priority for cash over the next few years. Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters and United Artists brands. With over 7,000 screens, the company is the largest theater circuit in the United States. Shares declined on lower-than-expected box-office results as several high-profile films underperformed. Persistent rumors regarding how soon viewers could watch new releases at home also hurt the stock’s performance. During the reporting period, Regal Entertainment continued to return cash through an attractive, steady dividend, and the company announced a share repurchase program.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the period, including positions in energy partnership Magellan Midstream Partners and insurance company MetLife. Magellan’s cash flows are driven by mostly fee-based income, and growth is driven by the demand for new and expanded energy infrastructures that are tied to rising U.S. shale oil production. Magellan has consistently returned cash to shareholders through an attractive and growing partnership distribution. MetLife is one of the world’s largest insurance companies. We believe that growth for MetLife will reflect U.S. market expansion and dynamic opportunities to offer insurance and financial products in developing regions outside the United States. In our opinion, the company is well capitalized and is committed to rewarding shareholders with an attractive and growing dividend, debt reduction, and share repurchases.

There were several sales during the reporting period. We closed the Fund’s positions in Automatic Data Processing and Waste Management as we sought to enhance the overall yield of the Fund. Automatic Data Processing is a global provider of cloud-based human capital management solutions. Waste Management is the leading provider of comprehensive waste management services in North America. The Fund also exited Telstra, the dominant fixed and mobile line provider in Australia, because of concerns about the sustainability of the company’s dividend. TPG Telecom purchased spectrum in Australia and announced its intention to invest in building out a fourth wireless network in the country. This, coupled with management’s capital-allocation review, led us to question whether the dividend could continue long term. Telstra has since chosen to rebase the company’s dividend.

How did the Fund’s sector weightings change during the reporting period?

There were no meaningful changes in sector weightings during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund had a substantially overweight position relative to the MSCI World Index in utilities and telecommunication services. This positioning reflected where Epoch’s screening process and fundamental research were finding companies that best fit the goals of the Fund: to achieve an attractive absolute return, with the bulk of that return coming from cash dividends, share buybacks and debt reduction. As of the same date, the Fund had a substantially underweight position in information technology. Many companies in this sector either do not pay dividends or their dividend payout is modest. We have, however, begun to see more information technology companies return capital to shareholders than we have seen the past.

3.	SKU is a shortened form of “stock keeping unit,” a measure of the number of distinguishable brands and brand variations that a company maintains.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 97.0%†
Australia 2.2%
Commonwealth Bank of Australia (Banks)	459,055	$27,274,344
Sonic Healthcare, Ltd. (Health Care Providers & Services)	1,291,680	21,521,541
Westpac Banking Corp. (Banks)	1,521,191	38,408,387

		87,204,272

Canada 5.3%
Agrium, Inc. (Chemicals)	225,265	24,535,864
♦BCE, Inc. (Diversified Telecommunication Services)	1,560,350	72,048,717
Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	140,473	4,643,960
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	896,676	46,526,232
Royal Bank of Canada (Banks)	375,053	29,324,545
TELUS Corp. (Diversified Telecommunication Services)	866,069	31,364,037

		208,443,355

France 8.2%
♦AXA S.A. (Insurance)	2,178,769	65,808,732
Cie Generale des Etablissements Michelin (Auto Components)	258,930	37,460,519
Sanofi (Pharmaceuticals)	342,896	32,469,034
SCOR S.E. (Insurance)	710,966	29,520,062
♦TOTAL S.A. (Oil, Gas & Consumable Fuels)	1,260,173	70,268,942
Unibail-Rodamco S.E. (Equity Real Estate Investment Trusts) (a)	221,137	55,343,496
Vinci S.A. (Construction & Engineering)	344,300	33,708,898

		324,579,683

Germany 8.7%
Allianz S.E., Registered (Insurance)	225,342	52,327,285
BASF S.E. (Chemicals)	438,047	47,770,432
Daimler A.G., Registered (Automobiles)	571,013	47,418,131
Deutsche Post A.G., Registered (Air Freight & Logistics)	1,150,385	52,689,798
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	2,714,971	49,462,010
♦Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Insurance)	291,097	65,121,120
Siemens A.G., Registered (Industrial Conglomerates)	202,881	28,949,914

		343,738,690

	Shares	Value
Italy 2.7%
Snam S.p.A. (Oil, Gas & Consumable Fuels)	8,710,175	$44,500,545
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	10,480,460	63,238,261

		107,738,806

Netherlands 1.7%
♦Royal Dutch Shell PLC, Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,062,179	66,949,142

Norway 2.0%
Orkla ASA (Food Products)	3,388,040	33,162,806
Statoil ASA (Oil, Gas & Consumable Fuels)	2,166,339	43,867,834

		77,030,640

Singapore 1.1%
Singapore Exchange, Ltd. (Capital Markets)	3,683,350	20,725,768
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	8,396,714	23,100,659

		43,826,427

Spain 1.6%
Gas Natural SDG S.A. (Gas Utilities)	1,181,100	25,273,515
Red Electrica Corp. S.A. (Electric Utilities)	1,767,545	39,140,143

		64,413,658

Sweden 0.8%
Svenska Handelsbanken A.B., Class A (Banks)	2,174,789	31,173,625

Switzerland 4.2%
Nestle S.A., Registered (Food Products)	468,838	39,428,165
Novartis A.G., Registered (Pharmaceuticals)	484,239	39,898,207
Roche Holding A.G. (Pharmaceuticals)	159,561	36,865,444
Swisscom A.G., Registered (Diversified Telecommunication Services)	93,788	47,380,496

		163,572,312

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	668,984	28,318,093

United Kingdom 14.1%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	1,466,670	50,600,115

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
BAE Systems PLC (Aerospace & Defense)	5,832,900	$45,978,244
♦British American Tobacco PLC	808,878	52,329,704
♦British American Tobacco PLC, Sponsored ADR	384,842	24,783,825
Diageo PLC (Beverages)	636,837	21,754,364
GlaxoSmithKline PLC (Pharmaceuticals)	3,190,888	57,530,550
♦Imperial Brands PLC (Tobacco)	1,638,223	66,808,120
National Grid PLC (Multi-Utilities)	4,676,120	56,267,935
Sky PLC (Media) (a)	3,113,753	38,998,058
SSE PLC (Electric Utilities)	1,624,745	29,822,248
Unilever PLC (Personal Products)	730,510	41,423,836
♦Vodafone Group PLC (Wireless Telecommunication Services)	25,010,326	71,616,854

		557,913,853

United States 43.7%
AbbVie, Inc. (Biotechnology)	453,387	40,918,177
Altria Group, Inc. (Tobacco)	955,751	61,378,329
Ameren Corp. (Multi-Utilities)	726,322	45,024,701
American Electric Power Co., Inc. (Electric Utilities)	421,688	31,377,804
Arthur J. Gallagher & Co. (Insurance)	398,870	25,260,437
AT&T, Inc. (Diversified Telecommunication Services)	1,786,785	60,125,315
BlackRock, Inc. (Capital Markets)	48,414	22,794,764
CenturyLink, Inc. (Diversified Telecommunication Services)	960,019	18,230,761
Cisco Systems, Inc. (Communications Equipment)	1,210,545	41,340,112
CME Group, Inc. (Capital Markets)	165,141	22,652,391
Coca-Cola Co. (Beverages)	475,820	21,878,204
Dominion Energy, Inc. (Multi-Utilities)	639,937	51,924,488
DowDuPont, Inc. (Chemicals)	612,931	44,321,041
♦Duke Energy Corp. (Electric Utilities)	748,686	66,116,461
Eaton Corp. PLC (Electrical Equipment)	418,475	33,486,369
Emerson Electric Co. (Electrical Equipment)	473,050	30,492,803
Entergy Corp. (Electric Utilities)	547,139	47,196,210
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,440,073	35,281,788
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	509,425	42,460,574
Intel Corp. (Semiconductors & Semiconductor Equipment)	635,386	28,903,709
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	1,077,595	43,103,800
Johnson & Johnson (Pharmaceuticals)	207,165	28,880,873
Kimberly-Clark Corp. (Household Products)	285,525	32,124,418
Lockheed Martin Corp. (Aerospace & Defense)	86,789	26,744,898

	Shares	Value
United States (continued)
Magellan Midstream Partners, L.P. (Oil, Gas & Consumable Fuels)	348,676	$23,957,528
McDonald’s Corp. (Hotels, Restaurants & Leisure)	188,911	31,531,135
Merck & Co., Inc. (Pharmaceuticals)	460,460	25,366,741
MetLife, Inc. (Insurance)	485,612	26,019,091
Microsoft Corp. (Software)	296,697	24,679,256
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	646,550	41,747,733
People’s United Financial, Inc. (Banks)	1,344,838	25,094,677
PepsiCo., Inc. (Beverages)	214,090	23,599,141
Pfizer, Inc. (Pharmaceuticals)	1,441,476	50,538,149
Philip Morris International, Inc. (Tobacco)	563,248	58,938,271
♦PPL Corp. (Electric Utilities)	1,731,090	65,019,740
Procter & Gamble Co. (Household Products)	321,885	27,791,551
Public Storage (Equity Real Estate Investment Trusts)	109,117	22,614,498
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	898,461	45,830,496
Regal Entertainment Group, Class A (Media)	1,270,710	20,776,108
Southern Co. (Electric Utilities)	576,595	30,098,259
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	405,884	39,244,924
United Parcel Service, Inc., Class B (Air Freight & Logistics)	335,822	39,469,160
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,337,896	64,045,082
WEC Energy Group, Inc. (Multi-Utilities)	671,142	45,228,259
Wells Fargo & Co. (Banks)	474,388	26,632,142
Welltower, Inc. (Equity Real Estate Investment Trusts)	920,790	61,656,098

		1,721,896,466

Total Common Stocks (Cost $3,460,930,861)		3,826,799,022

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
United States 3.0%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $118,656,674 (Collateralized by United States Treasury Note with a rate 2.125% and a maturity date of 12/31/22, with a Principal Amount of $119,650,000 and a Market Value of $121,032,317) (Capital Markets)	$118,655,553	$118,655,553

Total Short-Term Investment (Cost $118,655,553)		118,655,553

Total Investments (Cost $3,579,586,414)	100.0%	3,945,454,575
Other Assets, Less Liabilities	(0.0)‡	(369,329)
Net Assets	100.0%	$3,945,085,246

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,826,799,022	$—	$—	$3,826,799,022
Short-Term Investment
Repurchase Agreement	—	118,655,553	—	118,655,553

Total Investments in Securities	$3,826,799,022	$118,655,553	$—	$3,945,454,575

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$72,723,142	1.8%
Air Freight & Logistics	92,158,958	2.3
Auto Components	37,460,519	1.0
Automobiles	47,418,131	1.2
Banks	177,907,720	4.5
Beverages	67,231,709	1.7
Biotechnology	40,918,177	1.0
Capital Markets	184,828,476	4.7
Chemicals	116,627,337	3.0
Communications Equipment	41,340,112	1.1
Construction & Engineering	33,708,898	0.9
Diversified Telecommunication Services	365,757,077	9.3
Electric Utilities	372,009,126	9.4
Electrical Equipment	63,979,172	1.6
Equity Real Estate Investment Trusts	182,717,892	4.6
Food Products	72,590,971	1.8
Gas Utilities	25,273,515	0.6
Health Care Providers & Services	21,521,541	0.6
Hotels, Restaurants & Leisure	31,531,135	0.8
Household Products	59,915,969	1.5
Industrial Conglomerates	28,949,914	0.7
Insurance	264,056,727	6.7
Media	59,774,166	1.5
Multi-Utilities	198,445,383	5.0
Oil, Gas & Consumable Fuels	373,678,046	9.5
Personal Products	41,423,836	1.1
Pharmaceuticals	322,149,113	8.2
Semiconductors & Semiconductor Equipment	142,297,222	3.6
Software	24,679,256	0.6
Tobacco	264,238,249	6.7
Wireless Telecommunication Services	118,143,086	3.0

	3,945,454,575	100.0
Other Assets, Less Liabilities	(369,329)	–0.0 ‡

Net Assets	$3,945,085,246	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $3,579,586,414)	$3,945,454,575
Receivables:
Investment securities sold	18,909,046
Dividends and interest	10,586,564
Fund shares sold	5,096,513
Other assets	108,414

Total assets	3,980,155,112

Liabilities
Payables:
Investment securities purchased	27,697,720
Fund shares redeemed	3,695,560
Manager (See Note 3)	2,351,853
Transfer agent (See Note 3)	506,572
Shareholder communication	383,532
NYLIFE Distributors (See Note 3)	332,209
Professional fees	41,819
Custodian	22,979
Trustees	9,811
Accrued expenses	27,811

Total liabilities	35,069,866

Net assets	$3,945,085,246

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$200,929
Additional paid-in capital	3,589,466,972

3,589,667,901
Undistributed net investment income	1,155,765
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,622,642)
Net unrealized appreciation (depreciation) on investments	365,868,161
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	16,061

Net assets	$3,945,085,246

Class A
Net assets applicable to outstanding shares	$782,204,268

Shares of beneficial interest outstanding	39,781,215

Net asset value per share outstanding	$19.66
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.80

Investor Class
Net assets applicable to outstanding shares	$10,849,061

Shares of beneficial interest outstanding	552,717

Net asset value per share outstanding	$19.63
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.77

Class C
Net assets applicable to outstanding shares	$189,290,866

Shares of beneficial interest outstanding	9,693,845

Net asset value and offering price per share outstanding	$19.53

Class I
Net assets applicable to outstanding shares	$2,850,184,731

Shares of beneficial interest outstanding	145,170,832

Net asset value and offering price per share outstanding	$19.63

Class R2
Net assets applicable to outstanding shares	$293,374

Shares of beneficial interest outstanding	14,915

Net asset value and offering price per share outstanding	$19.67

Class R3
Net assets applicable to outstanding shares	$542,599

Shares of beneficial interest outstanding	27,618

Net asset value and offering price per share outstanding	$19.65

Class R6
Net assets applicable to outstanding shares	$111,720,347

Shares of beneficial interest outstanding	5,687,995

Net asset value and offering price per share outstanding	$19.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$149,023,647
Interest	73,777
Other income	4,197

Total income	149,101,621

Expenses
Manager (See Note 3)	27,829,150
Transfer agent (See Note 3)	5,622,903
Distribution/Service—Class A (See Note 3)	2,074,163
Distribution/Service—Investor Class (See Note 3)	27,982
Distribution/Service—Class C (See Note 3)	2,022,955
Distribution/Service—Class R2 (See Note 3)	860
Distribution/Service—Class R3 (See Note 3)	872
Shareholder communication	652,898
Custodian	263,528
Registration	228,581
Professional fees	228,015
Trustees	97,471
Interest expense	7,866
Shareholder service (See Note 3)	518
Miscellaneous	157,781

Total expenses	39,215,543

Net investment income (loss)	109,886,078

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	218,162,521
Foreign currency transactions	(162,215)

Net realized gain (loss) on investments and foreign currency transactions	218,000,306

Net change in unrealized appreciation (depreciation) on:
Investments	263,688,816
Translation of other assets and liabilities in foreign currencies	305,793

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	263,994,609

Net realized and unrealized gain (loss) on investments and foreign currency transactions	481,994,915

Net increase (decrease) in net assets resulting from operations	$591,880,993

(a)	Dividends recorded net of foreign withholding taxes in the amount of $9,077,050.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$109,886,078	$124,556,240
Net realized gain (loss) on investments and foreign currency transactions	218,000,306	(240,321,143)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	263,994,609	127,595,050

Net increase (decrease) in net assets resulting from operations	591,880,993	11,830,147

Dividends and distributions to shareholders:
From net investment income:
Class A	(21,793,063)	(25,231,803)
Investor Class	(295,183)	(329,265)
Class C	(3,872,905)	(5,087,769)
Class I	(84,171,098)	(88,474,491)
Class R2	(8,658)	(4,844)
Class R3	(3,347)	(690)
Class R6	(1,652,019)	(574,254)

	(111,796,273)	(119,703,116)

From net realized gain on investments:
Class A	—	(48,650,259)
Investor Class	—	(655,679)
Class C	—	(13,982,838)
Class I	—	(159,586,477)
Class R2	—	(9,013)
Class R6	—	(753,638)

	—	(223,637,904)

Total dividends and distributions to shareholders	(111,796,273)	(343,341,020)

Capital share transactions:
Net proceeds from sale of shares	830,786,168	1,170,139,048
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	75,654,042	246,425,929
Cost of shares redeemed	(1,425,272,892)	(1,721,974,304)

Increase (decrease) in net assets derived from capital share transactions	(518,832,682)	(305,409,327)

Net increase (decrease) in net assets	(38,747,962)	(636,920,200)

	2017	2016
Net Assets
Beginning of year	$3,983,833,208	$4,620,753,408

End of year	$3,945,085,246	$3,983,833,208

Undistributed net investment income at end of year	$1,155,765	$1,944,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$17.42	$18.83		$20.30	$19.33	$16.16

Net investment income (loss) (a)	0.49	0.53		0.63	0.82	0.56
Net realized and unrealized gain (loss) on investments	2.24	(0.41)		(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.73	0.12		(0.26)	1.60	3.70

Less dividends and distributions:
From net investment income	(0.49)	(0.51)		(0.74)	(0.59)	(0.53)
From net realized gain on investments	—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.49)	(1.53)		(1.21)	(0.63)	(0.53)

Net asset value at end of year	$19.66	$17.42		$18.83	$20.30	$19.33

Total investment return (b)	15.88%	0.87%		(1.26%)	8.32%	23.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62%	2.97%		3.24%	4.12%	3.18%
Net expenses	1.14%	1.11	%(c)	1.09%	1.07%	1.05%
Portfolio turnover rate	18%	21%		33%	15%	28%
Net assets at end of year (in 000’s)	$782,204	$900,737		$973,044	$972,426	$726,215

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$17.39	$18.80		$20.28	$19.31	$16.14

Net investment income (loss) (a)	0.49	0.53		0.62	0.81	0.55
Net realized and unrealized gain (loss) on investments	2.25	(0.41)		(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.74	0.12		(0.27)	1.59	3.69

Less dividends and distributions:
From net investment income	(0.50)	(0.51)		(0.74)	(0.58)	(0.52)
From net realized gain on investments	—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.50)	(1.53)		(1.21)	(0.62)	(0.52)

Net asset value at end of year	$19.63	$17.39		$18.80	$20.28	$19.31

Total investment return (b)	15.93%	0.87%		(1.28%)	8.32%	23.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	3.04%		3.20%	4.04%	3.14%
Net expenses	1.11%	1.11	%(c)	1.11%	1.09%	1.10%
Portfolio turnover rate	18%	21%		33%	15%	28%
Net assets at end of year (in 000’s)	$10,849	$10,419		$11,693	$9,940	$7,237

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$17.30	$18.71		$20.18	$19.22	$16.08

Net investment income (loss) (a)	0.35	0.40		0.47	0.65	0.42
Net realized and unrealized gain (loss) on investments	2.24	(0.41)		(0.88)	0.80	3.12
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.59	(0.01)		(0.41)	1.44	3.54

Less dividends and distributions:
From net investment income	(0.36)	(0.38)		(0.59)	(0.44)	(0.40)
From net realized gain on investments	—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.36)	(1.40)		(1.06)	(0.48)	(0.40)

Net asset value at end of year	$19.53	$17.30		$18.71	$20.18	$19.22

Total investment return (b)	15.08%	0.11%		(2.04%)	7.52%	22.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.26%		2.46%	3.26%	2.39%
Net expenses	1.86%	1.86	%(c)	1.86%	1.84%	1.85%
Portfolio turnover rate	18%	21%		33%	15%	28%
Net assets at end of year (in 000’s)	$189,291	$221,557		$263,213	$252,916	$175,634

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$17.39	$18.80		$20.28	$19.31	$16.14

Net investment income (loss) (a)	0.53	0.57		0.68	0.85	0.60
Net realized and unrealized gain (loss) on investments	2.25	(0.40)		(0.89)	0.81	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.01)	(0.01)	(0.00)‡

Total from investment operations	2.78	0.17		(0.22)	1.65	3.74

Less dividends and distributions:
From net investment income	(0.54)	(0.56)		(0.79)	(0.64)	(0.57)
From net realized gain on investments	—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.54)	(1.58)		(1.26)	(0.68)	(0.57)

Net asset value at end of year	$19.63	$17.39		$18.80	$20.28	$19.31

Total investment return (b)	16.20%	1.12%		(1.06%)	8.60%	23.63%
Net investment income (loss)	2.87%	3.25%		3.49%	4.27%	3.42%
Net expenses	0.89%	0.86	%(c)	0.84%	0.82%	0.80%
Portfolio turnover rate	18%	21%		33%	15%	28%
Net assets at end of year (in 000’s)	$2,850,185	$2,817,292		$3,358,771	$3,609,899	$2,222,748

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				February 28, 2014** through October 31,
Class R2	2017	2016		2015	2014
Net asset value at beginning of period	$17.42	$18.83		$20.30	$19.85

Net investment income (loss) (a)	0.48	0.50		0.59	0.42
Net realized and unrealized gain (loss) on investments	2.25	(0.39)		(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	2.73	0.11		(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.48)	(0.50)		(0.72)	(0.47)
From net realized gain on investments	—	(1.02)		(0.47)	—

Total dividends and distributions	(0.48)	(1.52)		(1.19)	(0.47)

Net asset value at end of period	$19.67	$17.42		$18.83	$20.30

Total investment return (b)	15.83%	0.77%		(1.34%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.86%		3.09%	3.25%††
Net expenses	1.23%	1.21	%(c)	1.19%	1.17%††
Portfolio turnover rate	18%	21%		33%	15%
Net assets at end of period (in 000’s)	$293	$374		$165	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$17.41	$16.80

Net investment income (loss) (a)	0.29	0.29
Net realized and unrealized gain (loss) on investments	2.39	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01

Total from investment operations	2.68	0.99

Less dividends from net investment income	(0.44)	(0.38)

Net asset value at end of period	$19.65	$17.41

Total investment return (b)	15.53%	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	2.42%††
Net expenses	1.50%	1.45%††
Portfolio turnover rate	18%	21%
Net assets at end of period (in 000’s)	$543	$51

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,					June 17, 2013** through October 31,
Class R6	2017	2016		2015	2014	2013
Net asset value at beginning of period	$17.40	$18.81		$20.28	$19.31	$18.09

Net investment income (loss) (a)	0.48	0.53		0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	2.33	(0.34)		(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.81	0.19		(0.19)	1.66	1.53

Less dividends:
From net investment income	(0.57)	(0.58)		(0.81)	(0.65)	(0.31)
From net realized gain on investments	—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.57)	(1.60)		(1.28)	(0.69)	(0.31)

Net asset value at end of period	$19.64	$17.40		$18.81	$20.28	$19.31

Total investment return (b)	16.36%	1.25%		(0.90%)	8.69%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%	3.04%		2.94%	4.29%	2.18%††
Net expenses	0.74%	0.74	%(c)	0.74%	0.74%	0.74%††
Portfolio turnover rate	18%	21%		33%	15%	28%
Net assets at end of period (in 000’s)	$111,720	$33,404		$13,867	$156	$27

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Funds's prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust's multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

22	MainStay Epoch Global Equity Yield Fund

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund's assets and liabilities is included at the end of the Fund's Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

23

Notes to Financial Statements (continued)

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund

24	MainStay Epoch Global Equity Yield Fund

may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty's failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty's default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund's collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps

25

Notes to Financial Statements (continued)

most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $27,829,150.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor''), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans'') in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and

Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R2	$344
Class R3	174

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $33,668 and $5,373, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $2,164, $219 and $20,926, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,197,615
Investor Class	12,938
Class C	235,351
Class I	4,176,227
Class R2	492
Class R3	280

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$30,129	10.3%
Class R3	30,570	5.6

26	MainStay Epoch Global Equity Yield Fund

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,598,248,701	$469,128,875	$(121,923,001)	$347,205,874

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,583,404	$4,172,164	$(560,158)	$347,221,935	$355,417,345

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships. The other temporary differences are primarily related to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,121,149	$(1,121,149)	$—

The reclassifications for the Fund are primarily due to partnership investments.

The Fund utilized $219,931,409 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$111,796,273	$119,703,328
Long-Term Capital Gain	—	223,637,692
Total	$111,796,273	$343,341,020

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate.

During the year ended October 31, 2017, the Fund utilized the line of credit for a total of 4 days, maintained an average daily balance of $43,718,250 at weighted average interest rate of 1.61% and incurred interest expense in the amount of $7,866. As of October 31, 2017, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $704,598 and $1,283,795, respectively.

27

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	11,481,238	$211,257,741
Shares issued to shareholders in reinvestment of dividends and distributions	1,073,091	19,994,270
Shares redeemed	(18,683,485)	(343,228,066)

Net increase (decrease) in shares outstanding before conversion	(6,129,156)	(111,976,055)
Shares converted into Class A (See Note 1)	140,198	2,692,834
Shares converted from Class A (See Note 1)	(5,944,790)	(110,454,326)

Net increase (decrease)	(11,933,748)	$(219,737,547)

Year ended October 31, 2016:
Shares sold	15,964,573	$282,347,787
Shares issued to shareholders in reinvestment of dividends and distributions	3,794,130	65,329,808
Shares redeemed	(19,627,218)	(345,887,484)

Net increase (decrease) in shares outstanding before conversion	131,485	1,790,111
Shares converted into Class A (See Note 1)	69,001	1,229,263
Shares converted from Class A (See Note 1)	(167,456)	(3,013,626)

Net increase (decrease)	33,030	$5,748

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	136,620	$2,529,842
Shares issued to shareholders in reinvestment of dividends and distributions	15,775	293,371
Shares redeemed	(72,844)	(1,346,952)

Net increase (decrease) in shares outstanding before conversion	79,551	1,476,261
Shares converted into Investor Class (See Note 1)	14,285	269,597
Shares converted from Investor Class (See Note 1)	(140,420)	(2,692,834)

Net increase (decrease)	(46,584)	$(946,976)

Year ended October 31, 2016:
Shares sold	187,490	$3,312,515
Shares issued to shareholders in reinvestment of dividends and distributions	57,029	981,968
Shares redeemed	(214,916)	(3,838,850)

Net increase (decrease) in shares outstanding before conversion	29,603	455,633
Shares converted into Investor Class (See Note 1)	16,718	299,309
Shares converted from Investor Class (See Note 1)	(69,120)	(1,229,263)

Net increase (decrease)	(22,799)	$(474,321)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	984,520	$18,084,165
Shares issued to shareholders in reinvestment of dividends and distributions	150,888	2,790,558
Shares redeemed	(4,241,865)	(77,686,583)

Net increase (decrease) in shares outstanding before conversion	(3,106,457)	(56,811,860)
Shares converted from Class C (See Note 1)	(8,789)	(156,540)

Net increase (decrease)	(3,115,246)	$(56,968,400)

Year ended October 31, 2016:
Shares sold	2,414,211	$42,133,244
Shares issued to shareholders in reinvestment of dividends and distributions	740,199	12,666,915
Shares redeemed	(4,412,121)	(76,829,727)

Net increase (decrease) in shares outstanding before conversion	(1,257,711)	(22,029,568)
Shares converted from Class C (See Note 1)	(3,539)	(62,408)

Net increase (decrease)	(1,261,250)	$(22,091,976)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	29,818,678	$550,989,268
Shares issued to shareholders in reinvestment of dividends and distributions	2,743,938	50,984,646
Shares redeemed	(53,383,537)	(988,393,182)

Net increase (decrease) in shares outstanding before conversion	(20,820,921)	(386,419,268)
Shares converted into Class I (See Note 1)	5,946,044	110,341,269
Shares converted from Class I (See Note 1)	(1,942,320)	(37,056,466)

Net increase (decrease)	(16,817,197)	$(313,134,465)

Year ended October 31, 2016:
Shares sold	46,367,281	$818,194,420
Shares issued to shareholders in reinvestment of dividends and distributions	9,646,567	166,105,256
Shares redeemed	(72,819,128)	(1,291,281,544)

Net increase (decrease) in shares outstanding before conversion	(16,805,280)	(306,981,868)
Shares converted into Class I (See Note 1)	154,485	2,776,725

Net increase (decrease)	(16,650,795)	$(304,205,143)

28	MainStay Epoch Global Equity Yield Fund

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,526	$64,901
Shares issued to shareholders in reinvestment of dividends and distributions	467	8,658
Shares redeemed	(10,518)	(196,394)

Net increase (decrease)	(6,525)	$(122,835)

Period ended October 31, 2016:
Shares sold	18,076	$317,079
Shares issued to shareholders in reinvestment of dividends and distributions	776	13,400
Shares redeemed	(6,194)	(111,034)

Net increase (decrease)	12,658	$219,445

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	24,976	$479,708
Shares issued to shareholders in reinvestment of dividends and distributions	174	3,307
Shares redeemed	(481)	(9,345)

Net increase (decrease)	24,669	$473,670

Period ended October 31, 2016 (a):
Shares sold	2,911	$51,093
Shares issued to shareholders in reinvestment of dividends and distributions	38	690

Net increase (decrease)	2,949	$51,783

Class R6	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,511,847	$47,380,543
Shares issued to shareholders in reinvestment of dividends and distributions	84,063	1,579,232
Shares redeemed	(769,525)	(14,412,370)

Net increase (decrease) in shares outstanding before conversion	1,826,385	34,547,405
Shares converted into Class R6 (See Note 1)	1,941,348	37,056,466

Net increase (decrease)	3,767,733	$71,603,871

Year ended October 31, 2016:
Shares sold	1,333,517	$23,782,910
Shares issued to shareholders in reinvestment of dividends and distributions	76,702	1,327,892
Shares redeemed	(227,338)	(4,025,665)

Net increase (decrease)	1,182,881	$21,085,137

(a)	Inception date was February 29, 2016.

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2017, the Fund received shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Value
9/15/17	1,489,651	$29,212,064

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch Global Equity Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch Global Equity Yield Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

30	MainStay Epoch Global Equity Yield Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together on the Proposal) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $110,231,680 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 49.71% to arrive at the amount eligible for the corporate dividend-received deduction.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2017:

•	the total amount of taxes credited to foreign countries was $8,516,892.

•	the total amount of income sourced from foreign countries was $96,050,532.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

31

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch Global Equity Yield Fund

Board Members and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717040 MS286-17	MSEGEY11-12/17 (NYLIM) NL241

MainStay Epoch International Small Cap Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	19.08 26.01%	7.83 9.05%	1.17 1.74%	1.90 1.90%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	18.86 25.78	7.60 8.82	6.32 7.08	2.12 2.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	23.82 24.82	8.01 8.01	6.28 6.28	2.87 2.87
Class I Shares[3]	No Sales Charge		1/25/2005	26.32	9.32	2.07	1.65

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2007, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund) through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc., the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
MSCI World Ex U.S. Small Cap Index[4]	25.86%	11.36%	3.51%
Morningstar Foreign Small/Mid-Growth Category Average[5]	26.41	11.29	3.75

4.	The MSCI World Ex U.S. Small Cap Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Foreign Small/Mid-Growth Category Average is representative of funds that invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan) and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,152.10	$8.95	$1,016.90	$8.39	1.65%

Investor Class Shares	$1,000.00	$1,150.60	$10.03	$1,015.90	$9.40	1.85%

Class C Shares	$1,000.00	$1,146.00	$14.06	$1,012.10	$13.19	2.60%

Class I Shares	$1,000.00	$1,153.70	$7.60	$1,018.10	$7.12	1.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

Japan	24.7%
United Kingdom	15.0
Canada	7.6
France	6.1
Germany	4.9
Switzerland	4.3
Australia	4.0
Ireland	3.9
Italy	3.9
Spain	3.1
United States	3.0
Netherlands	2.7
Republic of Korea	2.4
Sweden	2.3

Norway	2.2%
Luxembourg	1.6
China	1.5
Brazil	1.4
Isle of Man	1.2
Cambodia	1.1
Taiwan	0.6
Hong Kong	0.5
Israel	0.5
Finland	0.4
Singapore	0.4
Philippines	0.3
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Intermediate Capital Group PLC

2.	PATRIZIA Immobilien A.G.

3.	Playtech PLC

4.	Altran Technologies S.A.

5.	Domino’s Pizza Group PLC
6.	Temenos Group A.G. Registered

7.	UDG Healthcare PLC

8.	EFG International A.G.

9.	Tecan Group A.G. Registered

10.	Euronext N.V.

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael Welhoelter, CFA, John Morgan, and Wei Huang, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 26.01% for Class A shares, 25.78% for Investor Class shares and 24.82% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 26.32%. For the 12 months ended October 31, 2017, Class A and Class I shares outperformed—and Investor Class and Class C shares underperformed—the 25.86% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s broad-based securities-market index, and all share classes underperformed the 26.41% return of the Morningstar Foreign Small/Mid-Growth Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

In the industrials, real estate and materials sectors, stock selection was the most-significant positive contributor to the Fund’s relative performance. (Contributions take weightings and total returns into account.) The largest detractor was stock selection in the energy sector. An overweight allocation relative to the MSCI World Ex U.S. Small Cap Index in information technology helped relative performance, while stock selection within the sector detracted. From a regional perspective, stock selection in Japan was a significant positive contributor to relative results.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest contributions came from the real estate, industrials and materials sectors, primarily through stock selection. The largest detractor was the energy sector, where stock selection and an overweight allocation relative to the MSCI World Ex U.S. Small Cap Index negatively affected relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The top contributors to the Fund’s absolute performance included Daifuku Co., Intermediate Capital Group and Lundin Mining Corp.

Daifuku designs, manufactures and sells material-handling equipment such as automated storage systems, conveyors and automatic sorters. These products are primarily used for automation in manufacturing and distribution businesses. In

2014, Daifuku became the number-one material-handling supplier in the world. Demand for material handling at online retailers has been strong, with manpower shortages and growth in the number of items for delivery resulting in an increase in orders for multibillion-dollar projects at automated warehouses inside and outside of Japan. Customer requirements are also becoming more expansive and technical, with material-handling systems now requiring robots and remote monitoring systems that can pick, pack and palletize. This evolution toward greater size and complexity is leading to higher-margin projects and above-average growth that continued to surpass market expectations during the reporting period.

Intermediate Capital Group is a U.K.-based specialty finance company that has historically focused on mezzanine finance. Following the financial crisis, the company has evolved into a multi-asset-class investment manager, with more than EUR 22 billion in assets under management. As Intermediate Capital has continued to make progress in its transformation, it has developed more stable fee revenue and has become less capital intensive. As a result, the share price continued to appreciate during the reporting period.

We believe that Lundin Mining is one of the best-positioned diversified miners in Canada. The company has significant exposure to advantaged base metals and an underlevered balance sheet that management intends to use opportunistically to buy attractive assets as the largest mining companies are forced to deleverage. Lundin Mining performed well over the last six months of the reporting period, supported by a strong copper price.

Among the companies that detracted from absolute performance were TORC Oil & Gas, Trinidad Drilling, and JSL.

TORC Oil & Gas is a Canadian exploration and production company with light oil assets in Western Canada. We decided to sell TORC early in 2017 to consolidate the Fund’s energy positions into those that carried the highest conviction.

Trinidad Drilling is a Canada-based land driller with over 160 rigs that have the capacity to drill both in shale formations and at depths of greater than 6000 meters. The company’s shares were weak in 2017 because of a relatively flat year-to-date oil price and concern about lower oil prices over time. We believe that the market appears to be missing a significant increase in day rates and operating cash flow over the period ended October 31, 2017. We believe that these figures could increase if the oil price environment becomes more stable.

JSL is the largest logistics services company in Brazil, offering a one-stop shop with a focus on providing customers with reliable

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on the Morningstar Foreign Small/Mid-Growth Category Average.

9

service via Brazil’s most expansive fleet of light, heavy and used vehicles. As of the end of the reporting period, the company’s shares were trading at a discount because of concerns about the impact of the economic slowdown in Brazil. In our view, however, growth at JSL has never been driven by the macro backdrop. Instead it has primarily been driven by the robust trend in outsourcing across the manufacturing sector, which we believe is poised to accelerate even more in a stagnant economy.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund, such as European real estate investment company PATRIZIA Immobilien, Japanese confectionary company Morinaga & Co., and waste processing and recycling company Daiseki, among others. Several positions were eliminated as well, either as a result of price appreciation or a change in the core investment thesis. Among these companies were Canadian exploration and production company

TORC, Japanese drug and discount retailer Sundrug and Japanese IT services company SCSK.

How did the Fund’s sector weightings change during the reporting period?

The most significant changes in the Fund were a decreased allocation to information technology and increased allocations to the consumer discretionary, real estate and materials sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund’s most significant overweight positions relative to the MSCI World Ex U.S. Small Cap Index were in the financials and information technology sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the consumer staples, materials and real estate sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Small Cap Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 97.2%†
Australia 4.0%
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	21,277	$383,497
Monadelphous Group, Ltd. (Construction & Engineering)	18,908	245,577
MYOB Group, Ltd. (Software)	107,003	307,105
Orora, Ltd. (Containers & Packaging)	173,067	450,353
Pact Group Holdings, Ltd. (Containers & Packaging)	48,102	213,526

		1,600,058

Brazil 0.9%
EcoRodovias Infraestrutura e Logistica S.A. (Transportation Infrastructure)	96,191	358,735

Cambodia 1.1%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	572,000	461,917

Canada 7.6%
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	32,000	342,547
Canadian Western Bank (Banks)	8,306	233,966
Colliers International Group, Inc. (Real Estate Management & Development)	3,327	194,988
Computer Modelling Group, Ltd. (Software)	40,483	321,015
Element Fleet Management Corp. (Diversified Financial Services)	42,317	326,045
Lundin Mining Corp. (Metals & Mining)	39,565	301,775
Mullen Group, Ltd. (Energy Equipment & Services)	12,215	160,298
New Flyer Industries, Inc. (Machinery)	4,025	170,784
Parex Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	28,471	378,701
Pason Systems, Inc. (Energy Equipment & Services)	12,657	183,758
ShawCor, Ltd. (Energy Equipment & Services)	8,282	179,494
Trinidad Drilling, Ltd. (Energy Equipment & Services) (a)	134,324	177,002
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	12,684	91,042

		3,061,415

China 1.5%
Greatview Aseptic Packaging Co., Ltd. (Containers & Packaging)	378,000	236,450
Shanghai Haohai Biological Technology Co., Ltd., Class H (Biotechnology) (b)	46,800	228,859
Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H (Hotels, Restaurants & Leisure)	392,000	141,195

		606,504

	Shares	Value
Finland 0.4%
Cramo OYJ (Trading Companies & Distributors)	7,122	$158,123

France 6.1%
Alten S.A. (IT Services)	3,184	278,722
♦Altran Technologies S.A. (IT Services)	33,277	615,552
Criteo S.A., Sponsored ADR (Internet Software & Services) (a)	6,274	262,065
Elior Group S.A. (Hotels, Restaurants & Leisure) (b)	11,592	329,202
IPSOS (Media)	6,085	224,906
Nexity S.A. (Real Estate Management & Development)	6,057	372,177
Sopra Steria Group (IT Services)	2,000	375,198

		2,457,822

Germany 4.9%
Aumann A.G. (Machinery) (a)(b)	1,963	182,013
Gerresheimer A.G. (Life Sciences Tools & Services)	3,052	242,601
Grand City Properties S.A. (Real Estate)	14,502	310,825
KION Group A.G. (Machinery)	1,905	152,470
MorphoSys A.G. (Life Sciences Tools & Services) (a)	4,625	401,687
♦PATRIZIA Immobilien A.G. (Real Estate) (a)	33,544	707,625

		1,997,221

Hong Kong 0.5%
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	361,000	213,785

Ireland 3.9%
Cairn Homes PLC (Household Durables) (a)	182,315	377,898
Dalata Hotel Group PLC (Hotels, Restaurants & Leisure) (a)	70,276	437,956
Hibernia REIT PLC (Equity Real Estate Investment Trusts)	119,343	205,049
♦ UDG Healthcare PLC (Health Care Providers & Services)	46,270	568,138

		1,589,041

Isle of Man 1.2%
GVC Holdings PLC (Hotels, Restaurants & Leisure)	40,297	501,754

Israel 0.5%
CyberArk Software, Ltd. (Software) (a)	4,892	207,274

Italy 3.9%
Azimut Holding S.p.A. (Capital Markets)	22,221	438,995
Banca Generali S.p.A. (Capital Markets)	8,883	292,623
Buzzi Unicem S.p.A. (Construction Materials)	13,533	377,230

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Italy (continued)
Hera S.p.A. (Multi-Utilities)	69,888	$224,852
Infrastrutture Wireless Italiane S.p.A (Diversified Telecommunication Services) (b)	35,298	241,150

		1,574,850

Japan 24.7%
Amano Corp. (Electronic Equipment, Instruments & Components)	11,200	274,028
Daifuku Co., Ltd. (Machinery)	7,100	344,057
Daiseki Co., Ltd. (Commercial Services & Supplies)	19,648	482,107
Dip Corp. (Internet Software & Services)	13,900	337,644
DTS Corp. (IT Services)	7,400	220,949
En-japan, Inc. (Professional Services)	9,200	352,773
GMO internet, Inc. (Internet Software & Services)	28,400	435,348
Hazama Ando Corp. (Construction & Engineering)	43,400	351,918
Kanematsu Corp. (Trading Companies & Distributors)	35,800	467,867
KOMEDA Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	18,000	306,002
Kumagai Gumi Co., Ltd. (Construction & Engineering)	12,000	378,875
Makino Milling Machine Co., Ltd. (Machinery)	46,000	429,638
Matsumotokiyoshi Holdings Co., Ltd. (Food & Staples Retailing)	3,200	229,084
MISUMI Group, Inc. (Trading Companies & Distributors)	10,300	280,814
Morinaga & Co., Ltd. (Food Products)	8,800	500,734
Nachi-Fujikoshi Corp. (Machinery)	40,000	244,141
Nichias Corp. (Building Products)	39,000	505,914
Nifco, Inc. (Auto Components)	6,550	426,279
Nippon Gas Co., Ltd. (Gas Utilities)	200	6,198
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	11,000	381,645
Nissin Electric Co., Ltd. (Electrical Equipment)	30,463	371,059
OBIC Co., Ltd. (IT Services)	4,300	282,494
Skylark Co., Ltd. (Hotels, Restaurants & Leisure)	11,100	165,468
Technopro Holdings, Inc. (Professional Services)	7,300	333,846
Tokyo Century Corp. (Diversified Financial Services)	7,900	342,179
Tokyu Construction Co., Ltd. (Construction & Engineering)	37,800	331,442
Toridoll Holdings Corp. (Hotels, Restaurants & Leisure)	11,300	362,737
Toshiba Plant Systems & Services Corp. (Construction & Engineering)	23,500	403,430
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	10,200	417,132

		9,965,802

	Shares	Value
Luxembourg 1.6%
APERAM S.A. (Metals & Mining)	6,154	$331,076
Eurofins Scientific S.E. (Life Sciences Tools & Services)	494	309,009

		640,085

Netherlands 2.7%
Aalberts Industries N.V. (Machinery)	6,936	342,122
♦Euronext N.V. (Capital Markets) (b)	9,114	541,544
Van Lanschot Kempen N.V. (Banks)	6,145	186,502

		1,070,168

Norway 2.2%
SpareBank 1 SMN (Banks)	50,138	520,225
Storebrand ASA (Insurance)	44,959	385,025

		905,250

Philippines 0.3%
Megawide Construction Corp. (Household Durables) (a)	363,800	118,530

Republic of Korea 2.4%
Advanced Process Systems Corp. (Semiconductors & Semiconductor Equipment) (a)	5,237	179,498
Kiwoom Securities Co., Ltd. (Capital Markets)	1,490	95,357
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,392	369,622
Tera Semicon Co., Ltd. (Semiconductors & Semiconductor Equipment)	3,801	100,084
Vieworks Co., Ltd. (Health Care Equipment & Supplies)	6,920	235,330

		979,891

Singapore 0.4%
SembCorp Industries, Ltd. (Industrial Conglomerates)	69,100	167,288

Spain 3.1%
Atlantica Yield PLC (Independent Power & Renewable Electricity Producers)	23,781	532,219
Axiare Patrimonio Socimi S.A. (Equity Real Estate Investment Trusts)	10,015	187,822
Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	21,275	291,191
Merlin Properties Socimi S.A. (Equity Real Estate Investment Trusts)	17,793	234,827

		1,246,059

Sweden 2.3%
BillerudKorsnas AB (Containers & Packaging)	16,141	277,833
Boliden AB (Metals & Mining)	6,812	238,413
Nobia AB (Household Durables)	20,230	166,013
Nobina AB (Road & Rail) (b)	48,357	262,821

		945,080

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Switzerland 4.3%
♦EFG International A.G. (Capital Markets)	60,860	$556,351
♦Tecan Group A.G., Registered (Life Sciences Tools & Services)	2,620	554,122
♦Temenos Group A.G. Registered (Software) (a)	5,255	606,802

		1,717,275

Taiwan 0.6%
Chailease Holding Co., Ltd. (Diversified Financial Services)	93,000	239,905

United Kingdom 15.0%
Ashtead Group PLC (Trading Companies & Distributors)	15,937	410,635
Babcock International Group PLC (Commercial Services & Supplies)	31,108	335,487
♦Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	137,661	613,775
HomeServe PLC (Commercial Services & Supplies)	43,879	498,859
Ibstock PLC (Construction Materials) (b)	63,523	209,317
♦Intermediate Capital Group PLC (Capital Markets)	55,923	722,687
Just Group PLC (Insurance)	214,035	438,345
Ladbrokes PLC (Hotels, Restaurants & Leisure)	159,210	269,393
Lancashire Holdings, Ltd. (Insurance)	39,580	395,050
Melrose Industries PLC (Electrical Equipment)	118,514	346,132
Micro Focus International PLC (Software)	6,273	220,368
National Express Group PLC (Road & Rail)	40,289	196,649
♦Playtech PLC (Software)	49,080	641,426
Savills PLC (Real Estate Management & Development)	28,635	354,835
TP ICAP PLC (Capital Markets)	59,032	426,906

		6,079,864

United States 1.1%
NorthStar Realty Europe Corp. (Equity Real Estate Investment Trusts)	31,900	429,693

Total Common Stocks (Cost $32,706,994)		39,293,389

	Shares	Value
Preferred Stocks 0.5%
Brazil 0.5%
Usinas Siderurgicas de Minas Gerais S.A. (Metals & Mining) (a)	82,494	$222,166

Total Preferred Stocks (Cost $109,050)		222,166

	Principal Amount
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
United States 1.9%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $750,898 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 12/31/22, with a Principal Amount of $760,000 and a Market Value of $768,780) (Capital Markets)	$750,890	750,890

Total Short-Term Investment (Cost $750,890)		750,890

Total Investments (Cost $33,566,934)	99.6%	40,266,445
Other Assets, Less Liabilities	0.4	150,648
Net Assets	100.0%	$40,417,093

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$426,279	1.1%
Banks	940,693	2.3
Biotechnology	228,859	0.6
Building Products	505,914	1.2
Capital Markets	3,825,353	9.5
Commercial Services & Supplies	1,316,453	3.3
Construction & Engineering	1,711,242	4.2
Construction Materials	586,547	1.4
Containers & Packaging	1,178,162	2.9
Diversified Financial Services	1,325,261	3.3
Diversified Telecommunication Services	241,150	0.6
Electrical Equipment	717,191	1.8
Electronic Equipment, Instruments & Components	274,028	0.7
Energy Equipment & Services	700,552	1.7
Equity Real Estate Investment Trusts	1,057,391	2.6
Food & Staples Retailing	229,084	0.6
Food Products	500,734	1.2
Gas Utilities	6,198	0.0 ‡
Health Care Equipment & Supplies	235,330	0.6
Health Care Providers & Services	568,138	1.4
Hotels, Restaurants & Leisure	4,264,087	10.5
Household Durables	662,441	1.6
Independent Power & Renewable Electricity Producers	874,766	2.2
Industrial Conglomerates	167,288	0.4
Insurance	1,218,420	3.0
Internet Software & Services	1,035,057	2.6
IT Services	1,772,915	4.4
Life Sciences Tools & Services	1,507,419	3.7
Machinery	1,865,225	4.6
Media	224,906	0.6
Metals & Mining	1,093,430	2.7
Multi-Utilities	224,852	0.6
Oil, Gas & Consumable Fuels	469,743	1.2
Pharmaceuticals	213,785	0.5
Professional Services	686,619	1.7
Real Estate	1,018,450	2.5
Real Estate Management & Development	922,000	2.3
Road & Rail	459,470	1.1
Semiconductors & Semiconductor Equipment	649,204	1.6
Software	2,303,990	5.7
Trading Companies & Distributors	1,699,084	4.2
Transportation Infrastructure	358,735	0.9

	40,266,445	99.6
Other Assets, Less Liabilities	150,648	0.4

Net Assets	$40,417,093	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$39,293,389	$—	$—	$39,293,389
Preferred Stocks	222,166	—	—	222,166
Short-Term Investment
Repurchase Agreement	—	750,890	—	750,890

Total Investments in Securities	$39,515,555	$750,890	$—	$40,266,445

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $33,566,934)	$40,266,445
Cash	2
Receivables:
Investment securities sold	200,948
Dividends and interest	85,906
Fund shares sold	25,176
Other assets	37,553

Total assets	40,616,030

Liabilities
Payables:
Investment securities purchased	116,509
Fund shares redeemed	24,502
Manager (See Note 3)	24,137
Custodian	9,889
Professional fees	8,205
Shareholder communication	7,657
NYLIFE Distributors (See Note 3)	1,850
Transfer agent (See Note 3)	1,374
Trustees	96
Accrued expenses	4,718

Total liabilities	198,937

Net assets	$40,417,093

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,552
Additional paid-in capital	34,409,585

34,411,137
Undistributed net investment income	355,422
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,047,998)
Net unrealized appreciation (depreciation) on investments	6,699,511
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(979)

Net assets	$40,417,093

Class A
Net assets applicable to outstanding shares	$4,409,412

Shares of beneficial interest outstanding	173,721

Net asset value per share outstanding	$25.38
Maximum sales charge (5.50% of offering price)	1.48

Maximum offering price per share outstanding	$26.86

Investor Class
Net assets applicable to outstanding shares	$1,046,526

Shares of beneficial interest outstanding	41,376

Net asset value per share outstanding	$25.29
Maximum sales charge (5.50% of offering price)	1.47

Maximum offering price per share outstanding	$26.76

Class C
Net assets applicable to outstanding shares	$853,841

Shares of beneficial interest outstanding	34,647

Net asset value and offering price per share outstanding	$24.64

Class I
Net assets applicable to outstanding shares	$34,107,314

Shares of beneficial interest outstanding	1,301,906

Net asset value and offering price per share outstanding	$26.20

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$760,827
Interest	701
Other income	36

Total income	761,564

Expenses
Manager (See Note 3)	390,602
Registration	60,678
Custodian	56,178
Professional fees	54,671
Distribution/Service—Class A (See Note 3)	10,060
Distribution/Service—Investor Class (See Note 3)	2,532
Distribution/Service—Class C (See Note 3)	8,295
Transfer agent (See Note 3)	16,460
Shareholder communication	13,811
Trustees	880
Miscellaneous	17,966

Total expenses before waiver/reimbursement	632,133
Expense waiver/reimbursement from Manager (See Note 3)	(110,194)

Net expenses	521,939

Net investment income (loss)	239,625

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,913,537
Foreign currency transactions	(29,918)

Net realized gain (loss) on investments and foreign currency transactions	2,883,619

Net change in unrealized appreciation (depreciation) on:
Investments	5,047,501
Translation of other assets and liabilities in foreign currencies	4,202

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,051,703

Net realized and unrealized gain (loss) on investments and foreign currency transactions	7,935,322

Net increase (decrease) in net assets resulting from operations	$8,174,947

(a)	Dividends recorded net of foreign withholding taxes in the amount of $70,333.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$239,625	$513,814
Net realized gain (loss) on investments and foreign currency transactions	2,883,619	(417,059)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,051,703	(1,434,743)

Net increase (decrease) in net assets resulting from operations	8,174,947	(1,337,988)

Dividends to shareholders:
From net investment income:
Class A	(19,176)	(123,143)
Investor Class	(2,644)	(23,820)
Class C	—	(18,276)
Class I	(210,721)	(1,059,591)

Total dividends to shareholders	(232,541)	(1,224,830)

Capital share transactions:
Net proceeds from sale of shares	9,892,827	5,405,284
Net asset value of shares issued to shareholders in reinvestment of dividends	195,594	983,139
Cost of shares redeemed	(16,256,101)	(19,747,966)

Increase (decrease) in net assets derived from capital share transactions	(6,167,680)	(13,359,543)

Net increase (decrease) in net assets	1,774,726	(15,922,361)

Net Assets
Beginning of year	38,642,367	54,564,728

End of year	$40,417,093	$38,642,367

Undistributed net investment income at end of year	$355,422	$124,345

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015		2014	2013
Net asset value at beginning of year	$20.24	$21.35		$20.35		$22.40	$17.80

Net investment income (loss) (a)	0.11	0.20		0.16		0.14	0.23
Net realized and unrealized gain (loss) on investments	5.15	(0.82)		0.97		(1.66)	4.77
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		(0.02)		(0.02)	(0.01)

Total from investment operations	5.24	(0.63)		1.11		(1.54)	4.99

Less dividends:
From net investment income	(0.10)	(0.48)		(0.11)		(0.51)	(0.39)

Net asset value at end of year	$25.38	$20.24		$21.35		$20.35	$22.40

Total investment return (b)	26.01%	(3.00%)		5.49%		(7.01%)	28.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	1.01	% (c)	0.78%		0.62%	1.21%
Net expenses	1.65%	1.58	% (d)	1.63	%(e)	1.50%	1.57%
Expenses (before waiver/reimbursement)	1.96%	1.90%		1.68	%(e)	1.55%	1.62%
Portfolio turnover rate	73%	43%		39%		54%	55%
Net assets at end of year (in 000’s)	$4,409	$4,222		$5,602		$4,729	$4,323

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.94%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.65%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2017	2016		2015		2014	2013
Net asset value at beginning of year	$20.16	$21.28		$20.27		$22.30	$17.75

Net investment income (loss) (a)	0.07	0.17		0.11		0.07	0.21
Net realized and unrealized gain (loss) on investments	5.13	(0.84)		0.97		(1.62)	4.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		(0.02)		(0.02)	(0.01)

Total from investment operations	5.18	(0.68)		1.06		(1.57)	4.93

Less dividends:
From net investment income	(0.05)	(0.44)		(0.05)		(0.46)	(0.38)

Net asset value at end of year	$25.29	$20.16		$21.28		$20.27	$22.30

Total investment return (b)	25.78%	(3.24%)		5.24%		(7.19%)	28.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.85	% (c)	0.55%		0.33%	1.09%
Net expenses	1.85%	1.78	% (d)	1.85	%(e)	1.73%	1.76%
Expenses (before waiver/reimbursement)	2.17%	2.12%		1.91	%(e)	1.78%	1.81%
Portfolio turnover rate	73%	43%		39%		54%	55%
Net assets at end of year (in 000’s)	$1,047	$1,005		$1,139		$830	$901

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.78%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.85%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016		2015		2014	2013
Net asset value at beginning of year	$19.74	$20.84		$19.95		$21.90	$17.44

Net investment income (loss) (a)	(0.09)	0.01		(0.04)		(0.04)	0.02
Net realized and unrealized gain (loss) on investments	5.01	(0.81)		0.95		(1.66)	4.71
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		(0.02)		(0.02)	(0.01)

Total from investment operations	4.90	(0.81)		0.89		(1.72)	4.72

Less dividends:
From net investment income	—	(0.29)		—		(0.23)	(0.26)

Net asset value at end of year	$24.64	$19.74		$20.84		$19.95	$21.90

Total investment return (b)	24.82%	(3.91%)		4.46%		(7.94%)	27.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42%)	0.03	% (c)	(0.18%)		(0.17%)	0.08%
Net expenses	2.60%	2.53	% (d)	2.60	% (e)	2.48%	2.52%
Expenses (before waiver/reimbursement)	2.92%	2.87%		2.66	% (e)	2.53%	2.57%
Portfolio turnover rate	73%	43%		39%		54%	55%
Net assets at end of year (in 000’s)	$854	$977		$1,284		$956	$916

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.04)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.60%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class I	2017	2016		2015		2014	2013
Net asset value at beginning of year	$20.90	$22.03		$21.01		$23.11	$18.35

Net investment income (loss) (a)	0.17	0.25		0.19		0.19	0.29
Net realized and unrealized gain (loss) on investments	5.31	(0.84)		1.02		(1.70)	4.91
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		(0.02)		(0.02)	(0.01)

Total from investment operations	5.46	(0.60)		1.19		(1.53)	5.19

Less dividends:
From net investment income	(0.16)	(0.53)		(0.17)		(0.57)	(0.43)

Net asset value at end of year	$26.20	$20.90		$22.03		$21.01	$23.11

Total investment return (b)	26.32%	(2.78%)		5.74%		(6.77%)	28.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	1.22	% (c)	0.90%		0.81%	1.48%
Net expenses	1.40%	1.33	% (d)	1.38	% (e)	1.25%	1.32%
Expenses (before waiver/reimbursement)	1.71%	1.65%		1.43	% (e)	1.30%	1.37%
Portfolio turnover rate	73%	43%		39%		54%	55%
Net assets at end of year (in 000’s)	$34,107	$32,439		$46,540		$107,682	$119,726

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.15%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.40%.
(e)	Net of interest expense of less than 0.01%.

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automtically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

21

Notes to Financial Statements (continued)

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

22	MainStay Epoch International Small Cap Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will

23

Notes to Financial Statements (continued)

continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(L)  Indemnifications.   Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)   Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

24	MainStay Epoch International Small Cap Fund

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $390,602 and waived its fees and/or reimbursed expenses in the amount of $110,194.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $754 and $552, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $30.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,429
Investor Class	2,486
Class C	2,041
Class I	10,504

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$34,980,748	$6,056,417	$(770,720)	$5,285,697

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$727,297	$—	$(6,060)	$5,284,719	$6,005,956

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Passive Foreign Investment Company (PFIC) adjustments, and worthless securities addback. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$223,993	$47,588,160	$(47,812,153)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), capital loss carryforward expired and PFIC adjustments.

The Fund utilized $2,439,182 of capital loss carryforwards during the year ended October 31, 2017. The Fund had $47,812,153 of capital loss carryforward that expired during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$232,541	$1,224,830

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $25,522 and $31,589, respectively.

26	MainStay Epoch International Small Cap Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	22,261	$500,813
Shares issued to shareholders in reinvestment of dividends and distributions	946	18,701
Shares redeemed	(66,992)	(1,445,737)

Net increase (decrease) in shares outstanding before conversion	(43,785)	(926,223)
Shares converted into Class A (See Note 1)	9,529	219,834
Shares converted from Class A (See Note 1)	(609)	(13,771)

Net increase (decrease)	(34,865)	$(720,160)

Year ended October 31, 2016:
Shares sold	52,041	$1,030,040
Shares issued to shareholders in reinvestment of dividends and distributions	5,751	119,095
Shares redeemed	(114,307)	(2,305,866)

Net increase (decrease) in shares outstanding before conversion	(56,515)	(1,156,731)
Shares converted into Class A (See Note 1)	4,602	94,363
Shares converted from Class A (See Note 1)	(1,860)	(37,310)

Net increase (decrease)	(53,773)	$(1,099,678)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	8,946	$198,157
Shares issued to shareholders in reinvestment of dividends and distributions	132	2,609
Shares redeemed	(8,604)	(183,659)

Net increase (decrease) in shares outstanding before conversion	474	17,107
Shares converted into Investor Class (See Note 1)	611	13,771
Shares converted from Investor Class (See Note 1)	(9,556)	(219,834)

Net increase (decrease)	(8,471)	$(188,956)

Year ended October 31, 2016:
Shares sold	12,364	$250,563
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	23,610
Shares redeemed	(14,419)	(293,562)

Net increase (decrease) in shares outstanding before conversion	(912)	(19,389)
Shares converted into Investor Class (See Note 1)	1,865	37,310
Shares converted from Investor Class (See Note 1)	(4,614)	(94,363)

Net increase (decrease)	(3,661)	$(76,442)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	5,468	$117,066
Shares redeemed	(20,306)	(417,313)

Net increase (decrease)	(14,838)	$(300,247)

Year ended October 31, 2016:
Shares sold	9,190	$183,358
Shares issued to shareholders in reinvestment of dividends and distributions	674	13,719
Shares redeemed	(21,980)	(432,878)

Net increase (decrease)	(12,116)	$(235,801)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	395,773	$9,076,791
Shares issued to shareholders in reinvestment of dividends and distributions	8,560	174,284
Shares redeemed	(654,734)	(14,209,392)

Net increase (decrease)	(250,401)	$(4,958,317)

Year ended October 31, 2016:
Shares sold	193,032	$3,941,323
Shares issued to shareholders in reinvestment of dividends and distributions	38,758	826,715
Shares redeemed	(792,402)	(16,715,660)

Net increase (decrease)	(560,612)	$(11,947,622)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on December 11-13, 2017, the Board of Trustees approved a Plan of Liquidation providing for the liquidation and termination of the Fund (“Liquidation”). The Liquidation does not require shareholder approval and you are not being asked to vote on the Liquidation. Shareholders who own shares of the Fund will receive a supplement dated on or about December 15, 2017 to the Fund’s Prospectus containing further information regarding the Liquidation which is scheduled to take place on or about February 16, 2018.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch International Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch International Small Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 10 to the financial statements, the Board of Trustees approved a plan of liquidation providing for the liquidation and termination of the Fund which is expected to occur in February 2018.

Philadelphia, Pennsylvania

December 21, 2017

28	MainStay Epoch International Small Cap Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $224,406 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2017:

—	the total amount of taxes credited to foreign countries was $71,844.

—	the total amount of income sourced from foreign countries was $868,924.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

29

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch International Small Cap Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716813 MS286-17	MSEISC11-12/17 (NYLIM) NL242

MainStay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–2.13 2.48%	4.20 5.16%	6.95 7.60%	0.88 0.88%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–2.16 2.45	4.18 5.14	6.89 7.54	0.91 0.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	0.70 1.69	4.36 4.36	6.75 6.75	1.66 1.66
Class I Shares	No Sales Charge		3/31/2010	2.74	5.43	7.85	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays Municipal Bond Index[3]	2.19%	3.00%	4.34%
High Yield Municipal Bond Composite Index[4]	2.68	3.88	5.72
Morningstar High Yield Muni Category Average[5]	1.98	3.82	5.66

3.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The
Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,022.80	$4.44	$1,020.80	$4.43	0.87%

Investor Class Shares	$1,000.00	$1,022.70	$4.54	$1,020.70	$4.53	0.89%

Class C Shares	$1,000.00	$1,018.80	$8.35	$1,016.90	$8.34	1.64%

Class I Shares	$1,000.00	$1,024.10	$3.16	$1,022.10	$3.16	0.62%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

State Composition as of October 31, 2017 (Unaudited)

California	12.6%
Illinois	11.3
New York	8.6
Puerto Rico	8.6
Texas	5.3
Ohio	5.0
New Jersey	4.2
Michigan	4.0
Pennsylvania	4.0
Georgia	2.9
Massachusetts	2.5
Colorado	2.2
Florida	2.2
District of Columbia	2.0
Wisconsin	2.0
Guam	1.7
Virginia	1.7
Arizona	1.4
Kentucky	1.3
Alabama	1.2
Oklahoma	1.2
Tennessee	1.2
U.S. Virgin Islands	1.2
Washington	1.2
Missouri	0.9
Oregon	0.9
Alaska	0.8

Iowa	0.8%
Kansas	0.8
Indiana	0.7
Louisiana	0.7
Minnesota	0.6
Rhode Island	0.5
South Carolina	0.5
Maryland	0.4
North Carolina	0.4
New Hampshire	0.3
Maine	0.2
Nebraska	0.2
Nevada	0.2
New Mexico	0.2
Vermont	0.2
West Virginia	0.2
Arkansas	0.1
Connecticut	0.1
Delaware	0.1
Hawaii	0.1
South Dakota	0.1
Wyoming	0.1
Mississippi	0.0	‡
Utah	0.0	‡
Other Assets, Less Liabilities	0.4

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2017 (Unaudited)

1.	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds, (zero coupon)–5.30%, due 6/1/33–6/1/47

2.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.75%–5.00%, due 6/1/29–6/1/47

3.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/47

4.	Chicago Board of Education, Unlimited General Obligation, 5.00%–9.00%, due 3/1/26–12/1/46

5.	State of Illinois, Unlimited General Obligation, 4.00%–5.50%, due 11/1/18–6/1/41
6.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.125%, due 8/1/40–8/1/47 (Insured)

7.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, (zero coupon)–5.50%, due 7/1/18–7/1/38 (Insured)

8.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, (zero coupon)–8.25%, due 5/1/17–7/1/37 (95.9% Insured)

9.	City of Chicago IL, Unlimited General Obligation, 4.625%–6.00%, due 1/1/31–1/1/38

10.	Metropolitan Transportation Authority, Revenue Bonds, 0.92%–0.94%, due 11/1/31–11/1/35

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 2.48% for Class A shares, 2.45% for Investor Class shares and 1.69% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 2.74%. For the 12 months ended October 31, 2017, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 2.19% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s primary benchmark. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 2.68% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2017, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 1.98% return of the Morningstar High Yield Muni Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclay’s Municipal Bond Index was helped by an overweight position in securities from the State of Illinois as investor sentiment improved after the state enacted a budget following a multiyear impasse. Security selection within the State of California also helped relative performance, specifically tobacco bonds and other revenue-backed credits that were purchased early in the reporting period when municipal prices were under pressure. Puerto Rico bonds also added to relative performance. Detracting from the Fund’s relative performance were holdings in the U.S. Virgin Islands. These securities experienced price erosion, particularly following the impact of hurricanes Maria and Irma. An underweight exposure to non-rated bonds also detracted from relative performance, as did the Fund’s positioning in the education and hospital sectors.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst4 was 6.6 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The bond sell-off and a subsequent steepening of the yield curve5 at the beginning of the reporting period prompted us to tax-loss swap out of bonds with poor structures or low yields that the Fund had purchased during the post-Brexit lows in the summer of 2016. The Fund held ample cash reserves that allowed it to buy additional bonds at yields that we found attractive, with a focus on credits in high-tax states. These purchases helped the Fund offset losses in its holdings in the U.S. Virgin Islands, as demand increased for specialty state bonds with incremental yield and slightly longer maturities.

Which sectors were the strongest contributors to the Fund’s performance, and which sectors were particularly weak?

The Fund was positioned with a longer-maturity, lower-credit-rating profile than the Bloomberg Barclays Municipal Bond Index. (The Index consists entirely of investment-grade bonds, whereas the Fund may invest in municipal bonds of any rating category, subject to certain limitations, as discussed in the prospectus.) This positioning led the Fund to underperform its benchmark during the first three months of the reporting period,

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar High Yield Muni Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

as credit spreads6 for bonds rated A,7 BBB or non–investment grade widened more than spreads for bonds rated AA and AAA during the bond sell-off. This trend was broad-based across most municipal sectors. During the second half of the reporting period, securities rated A, BBB, or non–investment grade outperformed as spreads on bonds rated BBB and lower tightened and the yield curve began to flatten. Specifically, the Fund’s security selection in Puerto Rico credits, particularly insured bonds, contributed positively to performance during the reporting period. (Contributions take weightings and total returns into account.) The Fund’s positioning in various Illinois credits, and holdings in the special tax and the industrial development revenue/pollution control revenue (IDR/PCR) sectors also benefited the Fund’s performance. Positions that detracted from the Fund’s performance during the reporting period included the Fund’s allocation to bonds of the U.S. Virgin Islands, its overweight exposure to higher-education bonds and its allocation to hospital bonds.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual purchase or sale would be considered significant.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund, such as special tax, education, transportation, health care and tobacco reflected our desire to construct a reasonably well-diversified Fund that included exposure to infrequent municipal issuers. We believe that individual security selection—as opposed to a top-down approach to constructing portfolios—offers the potential for enhanced performance over time for the types of credits the Fund has emphasized. During the reporting period, the Fund modestly increased its exposure to education, local general obligation and health care bonds. Over the same period, the Fund decreased its exposure to IDR/PCR and water/sewer bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund was overweight relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund also maintained an overweight position relative to the Index in credits rated BBB and below investment grade. As of the same date, the Fund held approximately 41.7% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund maintained underweight positions relative to the Index in securities rated AA and AAA and in bonds with maturities of less than 10 years.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
7.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Municipal Bonds 98.2%†
Alabama 1.2%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds Series S 5.75%, due 6/1/45	$1,250,000	$1,379,812
County of Jefferson AL, Sewer Revenue, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,650,307
Series D 6.00%, due 10/1/42	2,500,000	2,921,125
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,608,280
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,115,100
Insured: AMBAC 5.125%, due 4/1/21	250,000	250,478
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,280,254
West Jefferson Industrial Development Board, Solid Waste Disposal, Revenue Bonds 1.01%, due 12/1/38 (a)(b)	11,800,000	11,800,000

		41,005,356

Alaska 0.8%
Alaska State Housing Finance Corp., Revenue Bonds Series A 0.98%, due 6/1/32 (a)(b)	15,405,000	15,405,000
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	12,785,000	12,255,701

		27,660,701

Arizona 1.4%
Arizona Health Facilities Authority, Dignity Health Medical Group, Revenue Bonds 0.92%, due 7/1/35 (b)	4,400,000	4,400,000

	Principal Amount	Value
Arizona (continued)
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	$7,945,000	$8,459,598
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds (c) 6.00%, due 7/1/37	3,000,000	3,249,000
6.00%, due 7/1/47	4,785,000	5,125,070
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds Series A 5.375%, due 7/1/50 (c)	1,500,000	1,587,690
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,625,444
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (c)
Series A 5.00%, due 7/1/35	1,700,000	1,778,030
Series A 5.00%, due 7/1/46	4,120,000	4,254,724
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds 5.00%, due 7/1/46	1,350,000	1,429,380
6.40%, due 7/1/47	1,000,000	1,179,520
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,204,314
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds (c) 5.375%, due 6/15/35	1,360,000	1,376,864
5.625%, due 6/15/45	3,985,000	3,985,956
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,965,000	2,143,324
Industrial Development Authority of the County of Pima, Paradise Education Center Project, Revenue Bonds 6.10%, due 6/1/45	1,100,000	1,184,667

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	$500,000	$546,450
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	3,067,230
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	975,000	974,932

		48,572,193

Arkansas 0.1%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,597,796
Series C 5.00%, due 2/1/35	1,170,000	1,301,414
Little Rock Metrocentre Improvement District No. 1, Little Rock Newspapers, Inc., Revenue Bonds 0.94%, due 12/1/25 (b)	1,400,000	1,400,000

		4,299,210

California 11.2%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,777,482
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,036,960
Antelope Valley Healthcare District, Revenue Bonds Series A 5.00%, due 3/1/46	1,095,000	1,097,880
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	824,981
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	770,840

	Principal Amount	Value
California (continued)
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
Series A 5.125%, due 6/1/38	$3,500,000	$3,499,930
5.125%, due 6/1/38	4,225,000	4,225,042
5.25%, due 6/1/46	3,095,000	3,094,721
5.65%, due 6/1/41	8,600,000	8,678,432
California Municipal Finance Authority, Baptist University, Revenue Bonds (c)
Series A 5.375%, due 11/1/40	3,000,000	3,308,010
Series A 5.50%, due 11/1/45	6,000,000	6,623,760
California Municipal Finance Authority, Community Hospitals Center, Certificates of Participation 5.50%, due 2/1/39	1,640,000	1,730,790
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (c)	1,165,000	1,198,762
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,573,236
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,134,550
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	565,745
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,155,430
California School Finance Authority, Rocketship Education Obligated, Revenue Bonds Series A 5.125%, due 6/1/47 (c)	1,100,000	1,115,609
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
6.00%, due 7/1/40	2,490,000	2,634,868
6.375%, due 7/1/45	1,170,000	1,243,137

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	$3,535,000	$4,107,458
7.50%, due 11/1/41	1,000,000	1,239,410
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	5,000,000	5,018,100
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (c)
Series A 5.00%, due 6/1/36	2,250,000	2,393,482
Series A 5.00%, due 6/1/46	2,000,000	2,098,040
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	769,733
5.875%, due 11/1/43	435,000	490,702
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.25%, due 12/1/56 (c)	9,000,000	9,803,160
5.50%, due 12/1/54	3,800,000	4,182,774
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,734,392
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	128,700,000	5,840,406
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	800,551
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	826,889
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,156,447

	Principal Amount	Value
California (continued)
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	$1,375,000	$1,671,409
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,829,086
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,578,400
Series C (zero coupon), due 8/1/39	17,900,000	6,028,183
Series C (zero coupon), due 8/1/43	16,000,000	4,245,760
Series C (zero coupon), due 8/1/44	8,000,000	2,005,840
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,772,430
Series C 6.50%, due 1/15/43	5,000,000	6,002,300
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,345,100
♦Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/47	650,000,000	84,363,500
Series A-1 5.00%, due 6/1/33	2,700,000	2,691,198
Series A-1 5.125%, due 6/1/47	5,350,000	5,285,693
Series A-2 5.30%, due 6/1/37	20,365,000	20,558,060
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,762,831
Inland Empire Tobacco Securitization Authority, Turbo Asset-Backed, Revenue Bonds Series E (zero coupon), due 6/1/57 (c)	30,000,000	1,026,900
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,091,768
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,721,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Northern California Gas Authority No.1, Gas Project, Revenue Bonds Series B 1.615%, due 7/1/27 (b)	$24,300,000	$23,698,089
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	101,208
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	1,480,000	1,659,391
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	393,720
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	312,210
San Francisco City & County Redevelopment Agency, District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,796,373
Series C (zero coupon), due 8/1/38	2,000,000	669,880
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	516,180
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	12,000,000	13,165,920
Series B 5.25%, due 1/15/49	4,220,000	4,616,089
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	18,150,000	19,954,110
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Series D, Insured: XLCA 4.50%, due 8/1/33	690,000	691,815
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	7,163,000

	Principal Amount	Value
California (continued)
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	$2,465,000	$2,756,437
Stockton East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	60,496
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	79,677
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	125,210
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,900,522
Insured: NATL-RE 5.25%, due 9/1/23	345,000	345,117
Insured: NATL-RE 5.25%, due 9/1/24	100,000	100,032
Insured: NATL-RE 5.25%, due 9/1/34	350,000	350,060
Insured: NATL-RE 5.375%, due 9/1/21	175,000	175,088
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	50,060
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,474,190
Series B (zero coupon), due 6/1/50	16,260,000	2,270,709
Tobacco Securitization Authority of Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.375%, due 6/1/38	2,450,000	2,449,975
Series A-1 5.50%, due 6/1/45	5,100,000	5,099,847
Tobacco Securitization Authority of Northern California, Revenue Bonds Series A-1 5.125%, due 6/1/46	18,160,000	18,191,054
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	602,710
West Contra Costa Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,454,400

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	$20,000,000	$2,163,000

		377,117,936

Colorado 2.2%
Arkansas River Power Authority, Revenue Bonds 6.00%, due 10/1/40	575,000	584,315
Belleview Station Metropolitan District, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,427,939
Central Platte Valley Metropolitan District, Unlimited General Obligation 5.00%, due 12/1/43	1,250,000	1,330,713
Series A 5.375%, due 12/1/33	1,500,000	1,658,850
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.00%, due 10/1/32 (a)	7,000,000	7,595,140
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,769,500
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	2,144,080
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,658,089
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,545,928
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,400,554
6.00%, due 12/1/46	1,000,000	1,043,840
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,554,800
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	197,673

	Principal Amount	Value
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	$4,540,000	$3,508,512
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	471,186
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	847,145
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	3,072,708
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	326,060
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	1,033,171
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	483,350
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	191,075
(zero coupon), due 9/1/40	5,250,000	2,037,053
(zero coupon), due 9/1/41	3,925,000	1,457,667
Eagle County Airport Terminal Corp., Revenue Bonds Series B 5.00%, due 5/1/33 (a)	2,435,000	2,797,986
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	3,815,000	3,923,155
Fountain Urban Renewal Authority, Improvement-South Academy Highland, Tax Allocation Series A 5.25%, due 11/1/37	1,900,000	1,944,821
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	4,000,000	4,305,200
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	2,121,105

		73,431,615

Connecticut 0.1%
City of Hartford CT, Unlimited General Obligation Series B 5.00%, due 4/1/27	500,000	485,005
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (c)	1,500,000	1,534,305

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Bradley International Airport, Revenue Bonds (a)
Series A, Insured: ACA 6.50%, due 7/1/18	$195,000	$195,663
Series A, Insured: ACA 6.60%, due 7/1/24	2,075,000	2,080,644

		4,295,617

Delaware 0.1%
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,209,120

District of Columbia 2.0%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,084,920
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	1,400,000	1,511,342
District of Columbia, Ingleside Rock Creek Project, Revenue Bond Series A 5.00%, due 7/1/52	5,750,000	6,005,070
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	1,001,023
District of Columbia, Provident Group-Howard Properties, Revenue Bonds 5.00%, due 10/1/30	1,000,000	1,030,670
District of Columbia, Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	12,401,500
District of Columbia, Tranche 1, Revenue Bonds Series A 0.88%, due 8/15/38 (b)	9,395,000	9,395,000
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,508,612
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	30,365,000	32,288,623

	Principal Amount	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	$5,005,000	$2,110,308

		68,337,068

Florida 2.2%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,070,000	4,118,677
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (c)	2,000,000	2,028,280
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,779,507
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,664,310
City of Orlando FL, Prerefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	1,880,000	1,880,000
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	955,000	958,027
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	6,500,000	7,000,630
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds 5.25%, due 6/1/28	2,250,000	2,456,325
6.125%, due 6/1/43	2,500,000	2,769,850
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds
Series A 5.00%, due 9/1/45	250,000	255,948
Series A 6.00%, due 9/1/40	1,000,000	1,049,410
County of St. Lucie FL, Power & Light Co. Project, Revenue Bonds 0.95%, due 9/1/28 (b)	6,200,000	6,200,000

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (c)	$3,605,000	$3,508,891
Halifax Hospital Medical Center, Revenue Bonds 4.00%, due 6/1/46	2,565,000	2,587,213
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	3,721,585
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds 5.00%, due 11/15/29	1,825,000	1,991,732
5.00%, due 11/15/39	2,230,000	2,415,291
Miami-Dade County Industrial Development Authority, Florida Power & Light Co., Revenue Bonds 0.96%, due 6/1/21 (b)	4,000,000	4,000,000
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,684,065
Series C 5.00%, due 10/1/40	1,000,000	1,098,530
Series A 7.25%, due 10/1/40	2,500,000	3,045,450
North Sumter County Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,657,545
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	400,000	423,480
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien (zero coupon), due 10/1/36	4,000,000	3,175,040
Osceola County Expressway Authority, Revenue Bonds Senior Lien-Series A 5.375%, due 10/1/47	11,170,000	12,089,291

		74,559,077

Georgia 2.9%
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (b)
0.98%, due 5/1/22	11,500,000	11,500,000
0.98%, due 10/1/32	23,000,000	23,000,000

	Principal Amount	Value
Georgia (continued)
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (continued)
Series 1 0.98%, due 7/1/49	$3,245,000	$3,245,000
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	8,911,863
Cobb County Development Authority, Kennesaw State University, Revenue Bonds Junior Lien 5.00%, due 7/15/38	2,390,000	2,566,621
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	4,000,000	4,417,400
Gainesville & Hall County Development Authority, Educational Facilities, Reverside Military Academy, Revenue Bonds 5.125%, due 3/1/52	1,500,000	1,580,055
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds
Series A 5.00%, due 11/1/37 (c)	3,750,000	4,185,712
7.00%, due 6/15/39	3,000,000	3,109,290
Monroe County Development Authority, Georgia Power Co.-Scherer Project, Revenue Bonds 0.98%, due 11/1/48 (b)	29,275,000	29,275,000
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,386,640

		98,177,581

Guam 1.7%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (a)	3,000,000	3,417,720
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	4,000,000	4,287,200
5.50%, due 7/1/43	13,565,000	15,006,010
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,553,500
Series D 5.00%, due 11/15/39	25,750,000	27,400,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Revenue Bonds (continued)
Series A 6.50%, due 11/1/40	$3,990,000	$4,576,091

		56,241,096

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,229,991
Series A 6.875%, due 7/1/43	1,045,000	1,113,970
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (c)	1,500,000	1,452,270

		4,796,231

Illinois 11.3%
Chicago Board of Education, Chicago School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	19,400,000	22,906,938
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,105,000	3,411,059
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	35,000,000	41,105,400
♦Chicago Board of Education, Unlimited General Obligation
Series B 5.00%, due 12/1/33	1,950,000	1,932,918
Series A 5.25%, due 12/1/41	5,295,000	5,216,475
Series A 5.50%, due 12/1/39	5,400,000	5,442,822
Series B 7.00%, due 12/1/42 (c)	10,000,000	11,918,100
Series A 7.00%, due 12/1/44	11,375,000	13,191,246
Series A 7.00%, due 12/1/46 (c)	4,000,000	4,749,440
Series A-1 9.00%, due 3/1/26	10,725,000	10,845,227
Series A 9.00%, due 3/1/32 (b)	7,395,000	7,435,525
Chicago Midway International Airport, Revenue Bonds Series B 5.00%, due 1/1/46	10,500,000	11,815,860

	Principal Amount	Value
Illinois (continued)
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	$7,500,000	$8,119,575
City of Chicago IL, City Colleges, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 1/1/34	300,000	151,062
City of Chicago IL, Sales Tax, Revenue Bonds
Series A 5.25%, due 1/1/38	11,550,000	12,289,431
Series A 5.00%, due 1/1/41	10,000,000	10,387,300
♦City of Chicago IL, Unlimited General Obligation
Series A 4.625%, due 1/1/32	145,000	145,013
Series C 5.00%, due 1/1/34	1,355,000	1,380,881
Series A 5.00%, due 1/1/35	7,020,000	7,387,988
Series A 5.25%, due 1/1/37	290,000	290,394
Series B 5.50%, due 1/1/31	2,360,000	2,600,083
Series A 6.00%, due 1/1/38	29,000,000	33,267,640
Illinois Finance Authority, Benedictine University, Revenue Bonds 5.00%, due 10/1/38	5,750,000	6,300,448
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,583,925
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,327,693
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,563,900
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds Series A 5.00%, due 5/15/47	1,155,000	1,227,684
Illinois Finance Authority, Memorial Health System, Revenue Bonds 0.92%, due 10/1/22 (b)	4,760,000	4,760,000
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,983,830

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	$2,000,000	$1,993,840
6.50%, due 4/1/39	4,000,000	4,271,480
6.50%, due 4/1/44	3,000,000	3,190,080
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds Series C 5.00%, due 8/1/49	1,300,000	1,422,681
Illinois Finance Authority, University of Chicago Medical Center, Revenue Bonds Series B 0.88%, due 8/1/44 (b)	8,600,000	8,600,000
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	10,600,000	10,953,828
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds
4.25%, due 6/15/42	1,635,000	1,519,242
Series A 5.00%, due 6/15/42	5,050,000	5,126,659
Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 12/15/38	94,950,000	38,901,965
♦State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	25,955,000	26,312,660
Series A 5.00%, due 11/1/18	30,000,000	30,979,500
5.50%, due 7/1/38	3,000,000	3,218,010
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	201,220

		380,429,022

Indiana 0.7%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	1,000,000	1,162,580
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (a)	5,500,000	6,555,285

	Principal Amount	Value
Indiana (continued)
Gary Chicago International Airport Authority, Revenue Bonds (a)
5.00%, due 2/1/29	$1,170,000	$1,315,115
5.25%, due 2/1/34	750,000	842,040
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	735,546
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,106,437
5.50%, due 8/15/45	210,000	221,389
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,763,955
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,205,040

		23,907,387

Iowa 0.8%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	6,750,000	6,885,675
City of Coralville IA, Tax Allocation Series C 4.50%, due 5/1/47	2,930,000	2,946,672
City of Hills IA, Mercy Hospital Project, Revenue Bonds 0.98%, due 8/1/35 (b)	1,385,000	1,385,000
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,144,570
Series C 5.625%, due 6/1/46	6,730,000	6,758,804
Xenia Rural Water District, Revenue Bonds 5.00%, due 12/1/41	3,000,000	3,288,690

		27,409,411

Kansas 0.8%
Kansas Development Finance Authority, KU Health System, Revenue Bonds Series J 0.91%, due 3/1/41 (b)	7,400,000	7,400,000
University of Kansas Hospital Authority, KU Health System, Revenue Bonds 0.91%, due 9/1/34 (b)	2,495,000	2,495,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kansas (continued)
Wyandotte County-Kansas City Unified Government, Revenue Bonds (zero coupon), due 9/1/34 (c)	$45,000,000	$15,560,550

		25,455,550

Kentucky 1.3%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds 5.00%, due 3/1/39	4,730,000	4,908,273
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,078,980
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	13,910,000	14,168,448
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A 5.00%, due 6/1/37	2,850,000	3,115,221
Series A 5.00%, due 6/1/45	10,725,000	11,500,632
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Revenue Bonds Series B 0.90%, due 10/1/39 (b)	10,115,000	10,115,000

		44,886,554

Louisiana 0.7%
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,096,915
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	7,871,186
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	3,996,592
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,574,400

		23,539,093

	Principal Amount	Value
Maine 0.2%
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds 5.00%, due 7/1/33	$3,000,000	$3,155,190
5.00%, due 7/1/43	2,590,000	2,676,169

		5,831,359

Maryland 0.4%
City of Baltimore MD, Convention Center Hotel, Revenue Bonds 5.00%, due 9/1/46	3,500,000	3,939,530
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,152,930
Maryland Health & Higher Educational Facilities Authority, Green Street Academy, Inc., Revenue Bonds (c)
Series A 5.125%, due 7/1/37	1,260,000	1,287,367
Series A 5.375%, due 7/1/52	1,530,000	1,557,005
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,330,160
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,120,980

		13,387,972

Massachusetts 2.5%
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,325,770
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	11,900,000	13,081,908
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,463,380
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (c)	2,000,000	2,252,060

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	$17,800,000	$19,486,194
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	6,500,000	7,151,495
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds 5.00%, due 9/1/40	1,325,000	1,456,241
5.00%, due 9/1/45	1,175,000	1,291,701
Massachusetts Health & Educational Facilities Authority, Baystate Medical Center, Revenue Bonds Series K 0.89%, due 7/1/39 (b)	7,890,000	7,890,000
Massachusetts Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,740,416
Massachusetts Port Authority, Special Facilities-Delta Airlines, Inc., Revenue Bonds (a)(b)
Series C, Insured: AMBAC 2.332%, due 1/1/31	13,000,000	12,351,950
Series B, Insured: AMBAC 2.412%, due 1/1/31	7,500,000	7,126,125

		83,617,240

Michigan 4.0%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	552,475
Allen Academy, Michigan Public School Academy, Revenue Bonds (d)(e)(f) 5.50%, due 6/1/22	1,015,000	304,500
6.00%, due 6/1/33	1,000,000	300,000
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds 5.00%, due 2/15/41	2,000,000	2,123,440
Chandler Park Academy, Revenue Bonds 5.125%, due 11/1/30	1,050,000	1,050,724
5.125%, due 11/1/35	605,000	605,351

	Principal Amount	Value
Michigan (continued)
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	$5,000,000	$5,548,100
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	18,222
Insured: AMBAC 5.25%, due 4/1/22	58,125	57,928
Insured: AMBAC 5.25%, due 4/1/24	45,725	44,727
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds Senior Lien-Series C 4.50%, due 7/1/27	165,000	175,230
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.00%, due 7/1/36	655,000	699,402
City of Detroit MI, Water Supply System, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/41	10,840,000	11,801,725
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,030
County of Wayne MI, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,430,976
Great Lakes Water Authority, Water Supply System, Revenue Bonds Senior Lien-Series C 5.00%, due 7/1/41	1,620,000	1,720,570
Michigan Finance Authority, College for Creative Studies, Revenue Bonds 5.00%, due 12/1/36	1,000,000	1,091,580
5.00%, due 12/1/40	1,000,000	1,063,400
5.00%, due 12/1/45	4,000,000	4,230,360
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,088,670
Michigan Finance Authority, Higher Education-Thomas M. Cooley Law, Revenue Bonds 6.75%, due 7/1/44 (c)	14,625,000	14,818,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Limited Obligation, Lawrence Technological University Project, Revenue Bonds 5.00%, due 2/1/37	$2,000,000	$2,105,740
5.25%, due 2/1/32	3,600,000	3,976,596
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,115,680
Series D4 5.00%, due 7/1/34	1,000,000	1,112,290
5.00%, due 7/1/35	2,000,000	2,227,060
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	1,000,000	1,045,520
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds 7.50%, due 11/1/40	855,000	899,545
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds 7.00%, due 10/1/31	2,120,000	2,140,161
7.00%, due 10/1/36	1,740,000	1,691,959
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds 5.90%, due 7/15/46 (c)	2,095,000	1,779,116
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	300,452
Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	339,976
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	529,960
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	2,600,000	2,646,852
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	149,996
Michigan Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,236,028

	Principal Amount	Value
Michigan (continued)
Michigan Strategic Fund, Events Centre Project, Tax Allocation Series A 4.125%, due 7/1/45 (b)	$19,700,000	$19,995,894
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series B (zero coupon), due 6/1/52	104,990,000	6,497,831
Series A 6.00%, due 6/1/34	7,355,000	7,291,159
Series A 6.00%, due 6/1/48	23,170,000	23,071,991

		133,889,705

Minnesota 0.6%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	3,000,000	3,110,010
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	3,500,000	3,571,155
City of Rochester MN, Samaritan Bethany, Inc., Revenue Bonds 5.00%, due 8/1/48	2,000,000	2,062,020
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds 5.00%, due 11/15/29	1,745,000	2,146,385
5.00%, due 11/15/40	1,775,000	2,183,285
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	3,000,000	3,123,300
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,195,010
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	1,350,000	1,460,579

		18,851,744

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Mississippi 0.0%‡
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	$1,250,000	$1,417,888

Missouri 0.9%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	506,405
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation 5.25%, due 6/1/21	260,000	258,318
5.50%, due 6/1/29	3,510,000	3,450,891
City of Lee’s Summit MO, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,511,235
Health & Educational Facilities Authority of the State of Missouri, Bethesda Health Group, Inc., Revenue Bonds Series B 0.92%, due 8/1/41 (b)	12,460,000	12,460,000
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,035,200
Kirkwood Industrial Development Authority, Aberdeen Heights Project, Revenue Bonds Series A 5.25%, due 5/15/50	3,250,000	3,401,320
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment 5.00%, due 5/1/35	1,480,000	1,486,542
6.00%, due 5/1/42	2,800,000	2,814,140
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,954,511

		28,878,562

Nebraska 0.2%
Douglas County, Hospital Authority No. 2, Madonna Rehabilitation Hospital, Revenue Bonds 4.00%, due 5/15/33	2,100,000	2,153,445

	Principal Amount	Value
Nebraska (continued)
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	$2,755,000	$3,013,942

		5,167,387

Nevada 0.2%
City of Reno NV, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,285,000	438,789
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	3,052,390
State of Nevada Department of Business & Industry, Fulcrum Sierra BioFuels LLC Project, Revenue Bonds 6.25%, due 12/15/37 (a)(c)	1,660,000	1,759,484
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,108,698

		6,359,361

New Hampshire 0.3%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,085,559
Series B, Insured: ACA (zero coupon), due 1/1/26	1,975,000	1,344,106
New Hampshire Health & Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,000,000	1,075,880
New Hampshire Health & Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	3,043,344
New Hampshire Health & Education Facilities Authority, Catholic Medical Center, Revenue Bonds 5.00%, due 7/1/44	3,000,000	3,355,950

		10,904,839

New Jersey 4.2%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	835,654

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (a) 5.25%, due 9/15/29	$4,920,000	$5,393,649
5.50%, due 4/1/28	180,000	180,650
Series A 5.625%, due 11/15/30	8,085,000	9,203,075
Series B 5.625%, due 11/15/30	7,000,000	7,968,030
5.75%, due 9/15/27	3,485,000	3,864,377
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds Series A 4.00%, due 7/1/34	1,000,000	998,750
New Jersey Economic Development Authority, Private Activity The Goethals, Revenue Bonds Insured: AGM 5.125%, due 7/1/42 (a)	1,705,000	1,893,249
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	500,000	540,010
Series A 5.00%, due 1/1/50	1,175,000	1,255,969
New Jersey Economic Development Authority, Revenue Bonds (a)
5.125%, due 1/1/34	3,000,000	3,329,460
5.375%, due 1/1/43	2,000,000	2,229,660
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	8,410,000	8,945,044
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	223,382
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	2,055,000	2,306,244
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (a)	2,000,000	2,087,100

	Principal Amount	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	$2,190,000	$2,233,055
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,569,795
6.25%, due 7/1/35	2,725,000	2,972,594
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,186,500
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	8,830,000	9,954,412
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,091,090
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.75%, due 6/1/34	25,065,000	24,335,859
Series A-1 5.00%, due 6/1/29	7,025,000	7,040,455
Series 1A 5.00%, due 6/1/41	37,255,000	35,857,938

		141,496,001

New Mexico 0.2%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	7,250,000	7,848,777

New York 8.6%
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(c)	1,500,000	1,610,910
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/45	4,000,000	4,341,280
City of New York NY, Unlimited General Obligation (b)
Series I, Subseries I-4 0.92%, due 4/1/36	8,650,000	8,650,000

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
City of New York NY, Unlimited General Obligation (continued)
Subseries D-4 0.92%, due 8/1/40	$21,050,000	$21,050,000
Series I 0.93%, due 4/1/36	9,600,000	9,600,000
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	832,605
Series A 5.00%, due 6/15/26	960,000	1,061,856
Series A 5.50%, due 6/15/31	750,000	831,998
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	500,000	403,645
Series A-1 5.00%, due 8/1/46	14,765,000	12,212,132
Metropolitan Transportation Authority, Green, Revenue Bonds Series A1 5.25%, due 11/15/56	10,000,000	11,626,000
♦Metropolitan Transportation Authority, Revenue Bonds (b)
Series A-1 0.92%, due 11/1/31	25,000,000	25,000,000
Subseries D-2 0.94%, due 11/1/35	19,800,000	19,800,000
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	2,055,765
Series A-3 5.125%, due 6/1/46	13,155,000	12,912,422
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,528,725
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,802,009
New York Convention Center Development Corp., Revenue Bonds Series B, Insured: AGM (zero coupon), due 11/15/49	9,835,000	2,835,627
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	724,450

	Principal Amount	Value
New York (continued)
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	$1,000,000	$1,075,580
New York Liberty Development Corp., World Trade Center, Revenue Bonds (c)
Class 1 5.00%, due 11/15/44	2,000,000	2,177,840
Class 2 5.15%, due 11/15/34	4,150,000	4,595,544
Class 2 5.375%, due 11/15/40	6,500,000	7,245,615
Class 3 7.25%, due 11/15/44	10,500,000	12,667,620
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (c)
5.00%, due 12/1/29	1,000,000	1,126,380
5.00%, due 12/1/30	1,200,000	1,343,340
New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds Insured: AMBAC 3.03%, due 12/1/25 (b)	5,000,000	5,000,000
New York State Energy Research & Development Authority, Revenue Bonds Insured: AMBAC 3.05%, due 3/1/27 (b)	1,480,000	1,480,000
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds 0.96%, due 11/1/46 (b)	3,100,000	3,100,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (b)
Series B 0.95%, due 5/1/42	6,000,000	6,000,000
Series A 0.95%, due 5/1/42	17,000,000	17,000,000
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (a)	6,200,000	6,674,858
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Series A 5.00%, due 7/1/41	5,000,000	5,513,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (continued)
Series A 5.00%, due 7/1/46	$27,500,000	$30,119,925
Series A 5.25%, due 1/1/50	5,000,000	5,551,900
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	8,542,425
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,548,375
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,500,270
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50	13,000,000	1,262,560
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	815,000	755,277
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,091,320
Suffolk County Industrial Development Agency, Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (c)	2,000,000	1,999,840
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds Series B 6.00%, due 6/1/48	1,125,000	1,143,000
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds Series A 5.00%, due 1/1/34 (a)	3,010,000	3,414,935
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	1,000,000	1,060,940
Triborough Bridge & Tunnel Authority, Revenue Bonds Series F 0.93%, due 11/1/32 (b)	8,500,000	8,500,000

	Principal Amount	Value
New York (continued)
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	$6,205,000	$6,993,593

		291,364,511

North Carolina 0.4%
Charlotte-Mecklenburg Hospital Authority, Carolinas REMK, Revenue Bonds Series E, Insured: AGM 0.92%, due 1/15/44 (b)	4,100,000	4,100,000
North Carolina Turnpike Authority, Revenue Bonds Series A 5.00%, due 7/1/54	10,000,000	10,940,100

		15,040,100

Ohio 5.0%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	2,000,000	2,237,860
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	13,195,000	12,370,312
Series A-2 5.375%, due 6/1/24	7,045,000	6,697,963
Series A-2 5.75%, due 6/1/34	8,575,000	8,068,389
Series A-2 5.875%, due 6/1/30	25,925,000	24,652,082
Series A-2 5.875%, due 6/1/47	6,000,000	5,640,000
Series A-2 6.00%, due 6/1/42	4,880,000	4,653,422
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B (zero coupon), due 6/1/47	240,000,000	15,544,800
Butler County Port Authority, Liberty CTR Project, Revenue Bonds
Series C 5.00%, due 12/1/24	970,000	971,280
Series C 6.00%, due 12/1/43	3,500,000	3,458,875
Cleveland-Cuyahoga County Port Authority, Revenue Bonds (d)(e)(f)
7.00%, due 12/1/18	710,000	163,300
7.35%, due 12/1/31	6,000,000	1,380,000

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Cuyahoga OH, Cleveland Orchestra Project, Revenue Bonds Insured: AMBAC 3.291%, due 12/1/28 (b)	$3,950,000	$3,610,458
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
5.00%, due 2/15/37	5,350,000	5,795,815
5.25%, due 2/15/47	10,500,000	11,398,695
5.50%, due 2/15/52	2,000,000	2,199,700
5.50%, due 2/15/57	12,300,000	13,548,081
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,841,200
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,146,442
5.00%, due 1/1/46	2,090,000	2,237,241
County of Montgomery OH, Premier Health-Miami Valley Hospital, Revenue Bonds Series E 0.90%, due 11/15/45 (b)	4,500,000	4,500,000
Ohio Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 0.93%, due 1/1/39 (b)	20,000,000	20,000,000
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,190,000	1,282,999
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,465,268
Series A 5.00%, due 7/1/39	1,500,000	1,562,835
Series A 5.00%, due 7/1/46	9,790,000	10,240,634

		167,667,651

Oklahoma 1.2%
Norman Regional Hospital Authority, Revenue Bonds 4.00%, due 9/1/37	2,215,000	2,251,171
5.00%, due 9/1/37	3,500,000	3,926,755

	Principal Amount	Value
Oklahoma (continued)
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/47	$16,850,000	$18,411,489
Series A 5.00%, due 8/1/52	11,165,000	12,105,205
Series A 5.25%, due 8/1/57	3,000,000	3,305,130
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	1,250,000	1,391,113

		41,390,863

Oregon 0.9%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	900,000	784,719
Medford Hospital Facilities Authority, Asante Health System, Revenue Bonds Insured: AGM 1.873%, due 8/15/34 (b)	19,175,000	17,746,271
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,978,649
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds 5.00%, due 10/1/48 (c)	1,560,000	1,659,107
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,308,130
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	1,057,310

		29,534,186

Pennsylvania 4.0%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,118,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	$2,900,000	$3,061,211
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	280,000	299,936
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds 5.00%, due 5/1/42 (c)	5,000,000	5,371,400
Capital Region Water Sewer, Harrisburg Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	2,018,700
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds Series A 5.25%, due 10/15/47	3,250,000	3,362,515
Chester County Industrial Development Authority, The Hickman Project, Revenue Bonds 5.25%, due 1/1/37	1,710,000	1,685,496
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds 5.00%, due 9/15/27	820,000	874,669
5.00%, due 9/15/28	860,000	913,604
5.00%, due 9/15/29	175,000	184,898
5.00%, due 9/15/37	4,590,000	4,654,765
City of Harrisburg PA, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	394,404
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	429,825
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	260,793
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	115,888
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	13,609
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	324,419
Series F, Insured: AMBAC (zero coupon), due 9/15/22	545,000	436,943
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	285,000	341,572

	Principal Amount	Value
Pennsylvania (continued)
Crawford County Hospital Authority, Meadville Medical Center Project, Revenue Bonds Series A 6.00%, due 6/1/51	$2,715,000	$2,819,880
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	311,784
Dauphin County General Authority, Harrisburg University Science Technology Project, Revenue Bonds (c) 5.00%, due 10/15/34	6,000,000	6,036,660
5.125%, due 10/15/41	3,000,000	2,965,200
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	295,000	295,782
Harrisburg Parking Authority, Revenue Bonds Series T, Insured: XLCA 4.00%, due 5/15/19	65,000	65,928
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	4,255,000	4,626,036
Lancaster County Hospital Authority, Masonic Homes Project, Revenue Bonds Series D 0.88%, due 7/1/34 (b)	2,495,000	2,495,000
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds 4.00%, due 12/1/48	2,540,000	2,486,787
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	5,000,000	5,676,150
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds 5.25%, due 1/15/45	6,300,000	6,804,441
5.25%, due 1/15/46	1,000,000	1,079,440
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	3,700,000	4,077,585

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	$7,640,000	$8,217,049
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	273,040
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series C 5.00%, due 12/1/37 (b)	5,500,000	5,544,330
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,560,000	1,708,559
Series A 6.50%, due 9/1/38	1,000,000	1,093,450
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,047,360
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,113,820
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: AGC 5.00%, due 9/15/33	150,000	150,476
Insured: AGC 5.75%, due 3/15/30	1,040,000	1,042,288
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,746,825
5.50%, due 7/15/43	2,400,000	2,624,016
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	18,742,753

	Principal Amount	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	$4,500,000	$5,212,485
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,287,780
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,123,930
Philadelphia Authority for Industrial Development, Senior Living, Wesley Enhanced Living Obligation Group, Revenue Bonds Series A 5.00%, due 7/1/49	3,000,000	3,149,940
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,699,995
Pottsville Hospital Authority, Schuylkill Health System Project, Revenue Bonds 5.25%, due 7/1/33 (c)	3,000,000	3,170,580
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	3,000,000	3,061,920
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds 5.00%, due 6/1/36	1,000,000	1,038,610
5.00%, due 6/1/46	2,625,000	2,661,461
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,394,808
York General Authority, York City Recreation Corp., Revenue Bonds Insured: AMBAC 5.50%, due 5/1/18	520,000	520,848

		135,230,463

Puerto Rico 8.6%
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	46,000,000	5,189,720

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	$1,045,000	$1,038,291
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	251,868
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,226,000
Series A, Insured: AGM 5.00%, due 7/1/35	550,000	561,627
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,072,090
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,474,073
Series A, Insured: AGC 5.50%, due 7/1/18	120,000	122,287
Series A, Insured: NATL-RE 5.50%, due 7/1/18	100,000	101,382
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,365,000	5,519,136
Series A, Insured: AMBAC 5.50%, due 7/1/19	680,000	696,551
Series A, Insured: NATL-RE 5.50%, due 7/1/20	7,075,000	7,349,298
Series A 8.00%, due 7/1/35 (d)(f)	2,090,000	627,000
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/21	2,080,000	1,333,342
Senior Lien-Series A 5.00%, due 7/1/22	4,680,000	2,995,200
Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,340,635
Senior Lien-Series A 5.25%, due 7/1/24	2,000,000	1,280,000
Senior Lien-Series A 5.50%, due 7/1/28	4,000,000	2,560,000
Series A 6.00%, due 7/1/44	23,230,000	14,896,237
Senior Lien-Series A 6.00%, due 7/1/47	4,235,000	2,710,400
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,231,826
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,408,976
Series A, Insured: AMBAC 5.00%, due 7/1/31	7,765,000	7,385,680

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD 3.30%, due 7/1/19 (d)(f)	$100,000	$34,625
Series TT 4.20%, due 7/1/19 (d)(f)	100,000	34,625
Series ZZ 4.25%, due 7/1/20 (d)(f)	250,000	86,563
Series CCC 4.375%, due 7/1/22 (d)(f)	115,000	39,819
Series CCC 4.625%, due 7/1/25 (d)(f)	105,000	36,356
Series ZZ 4.75%, due 7/1/27 (d)(f)	80,000	27,700
Series A 4.80%, due 7/1/29 (d)(f)	155,000	53,669
Series DDD 5.00%, due 7/1/21 (d)(f)	95,000	32,894
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	160,000	160,282
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,142,006
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,580,366
Series TT 5.00%, due 7/1/25 (d)(f)	205,000	70,981
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,011,620
Series TT 5.00%, due 7/1/27 (d)(f)	160,000	55,400
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	150,810
Series TT 5.00%, due 7/1/37 (d)(f)	490,000	169,663
Series A 5.00%, due 7/1/42 (d)(f)	630,000	218,138
Series ZZ 5.25%, due 7/1/23 (d)(f)	50,000	17,313
Series AAA 5.25%, due 7/1/26 (d)(f)	70,000	24,238
Series CCC 5.25%, due 7/1/26 (d)(f)	80,000	27,700
Series AAA 5.25%, due 7/1/27 (d)(f)	150,000	51,938
Series AAA 5.25%, due 7/1/30 (d)(f)	145,000	50,206
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,830,000	3,675,728
Insured: AGM 5.25%, due 7/1/31	15,000,000	16,579,200
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	345,000	329,023

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series WW 5.25%, due 7/1/33 (d)(f)	$375,000	$129,844
Series XX 5.25%, due 7/1/35 (d)(f)	265,000	91,756
Series WW 5.50%, due 7/1/21 (d)(f)	175,000	60,594
Series WW 5.50%, due 7/1/38 (d)(f)	175,000	60,594
Series A 7.00%, due 7/1/40 (d)(f)	140,000	48,475
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/18	1,610,000	1,568,526
Insured: AMBAC (zero coupon), due 7/1/27	200,000	114,482
Series A, Insured: NATL-RE 4.75%, due 7/1/38	725,000	639,747
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	651,014
Insured: NATL-RE 5.00%, due 7/1/22	210,000	210,494
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,901,025
Insured: NATL-RE 5.00%, due 7/1/28	460,000	447,069
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,599,224
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	9,018,288
Series CC, Insured: AGM 5.25%, due 7/1/32	4,480,000	4,940,006
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,350,000	7,020,720
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	2,018,294
Series L, Insured: AMBAC 5.25%, due 7/1/38	1,035,000	991,044
Series N, Insured: AGM AGC 5.50%, due 7/1/25	2,245,000	2,505,330
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	7,640,977
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	5,010,000	5,043,417
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	3,882,837
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	523,339

	Principal Amount	Value
Puerto Rico (continued)
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/34	$15,570,000	$5,638,675
Series A, Insured: AMBAC (zero coupon), due 7/1/36	9,785,000	3,136,973
Series A, Insured: AMBAC (zero coupon), due 7/1/37	6,865,000	2,070,690
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	4,958,439
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,460,000	1,518,867
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,105,000	12,468,997
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,395,000	7,560,796
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	12,499,324
Series A 8.25%, due 5/1/17 (c)(d)(e)(f)	7,100,000	2,112,250
Puerto Rico Infrastructure Financing Authority, Special Tax, Revenue Bonds Series A, Insured: AMBAC (zero coupon), due 7/1/44	6,985,000	1,375,137
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,543,662
Series A, Insured: AGM 5.00%, due 8/1/30	720,000	722,995
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,049,480
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,142,055
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	270,000	270,135
Insured: AGC 5.25%, due 7/1/33	680,000	685,161
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	301,694
♦Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/40	8,970,000	2,169,484
Series A, Insured: NATL-RE (zero coupon), due 8/1/41	58,750,000	13,467,262
Series A, Insured: NATL-RE (zero coupon), due 8/1/42	10,000,000	2,177,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
♦Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series A, Insured: NATL-RE (zero coupon), due 8/1/43	$73,465,000	$15,147,748
Series A, Insured: NATL-RE (zero coupon), due 8/1/44	11,035,000	2,154,253
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	5,790,000	1,072,598
Series A, Insured: NATL-RE (zero coupon), due 8/1/46	1,100,000	193,347
Series A, Insured: AMBAC (zero coupon), due 8/1/47	57,830,000	9,954,856
Series A, Insured: AGM 5.00%, due 8/1/40	6,990,000	7,153,496
Series C, Insured: AGM 5.125%, due 8/1/42	4,000,000	4,147,360

		289,832,312

Rhode Island 0.5%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,349,743
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	484,514
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,117,020
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	1,060,428
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	782,070
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	467,430
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	160,002
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	198,143
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	1,250,000	1,377,612
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	65,000	65,163
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds Series A (zero coupon), due 6/1/52	94,920,000	9,345,823

		16,407,948

	Principal Amount	Value
South Carolina 0.5%
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman, Revenue Bonds 5.25%, due 11/15/52	$7,000,000	$7,345,100
South Carolina Public Service Authority, Revenue Bonds Series E 5.25%, due 12/1/55	7,500,000	8,478,600

		15,823,700

South Dakota 0.1%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,484,341

Tennessee 1.2%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	6,500,000	7,031,635
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series A 5.00%, due 10/1/45	11,910,000	13,277,149
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Revenue Bonds Series A, Insured: AGM 0.92%, due 6/1/42 (b)	19,635,000	19,635,000

		39,943,784

Texas 5.3%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,000,000	3,207,120
Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Revenue Bonds 0.94%, due 11/1/25 (b)	3,300,000	3,300,000
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	878,700
(zero coupon), due 1/1/33	315,000	177,997
(zero coupon), due 1/1/34	3,275,000	1,765,323
(zero coupon), due 1/1/35	3,700,000	1,900,320

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Central Texas Regional Mobility Authority, Revenue Bonds (continued)
(zero coupon), due 1/1/36	$2,000,000	$982,820
(zero coupon), due 1/1/39	3,500,000	1,501,185
5.00%, due 1/1/33	1,225,000	1,354,936
5.00%, due 1/1/42	2,340,000	2,552,893
6.75%, due 1/1/41	7,500,000	8,775,525
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/37	1,150,000	1,287,218
Series C 5.00%, due 8/15/42	10,850,000	12,060,317
City of Houston TX , Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (a)	6,400,000	7,025,728
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.75%, due 8/15/41	1,750,000	2,031,820
6.00%, due 8/15/43	3,500,000	4,064,830
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,726,925
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,460,568
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	682,806
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds Subseries C-1 0.92%, due 12/1/24 (b)	13,235,000	13,235,000
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,898,175
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	963,162
Series A 5.00%, due 6/1/38	1,960,000	2,088,380

	Principal Amount	Value
Texas (continued)
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	$1,060,000	$353,383
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	317,814
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	763,041
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	435,414
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	465,564
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	811,319
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	138,050
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	95,269
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	406,116
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	786,979
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	757,476
Series A, Insured: AGM (zero coupon), due 11/15/38	36,815,000	13,962,825
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	514,378
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	526,781
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	600,167
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	212,093
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,108,780
New Hope Cultural Education Facilities Corp., Jubilee Academic Center Project, Revenue Bonds Series A 5.125%, due 8/15/47 (c)	2,085,000	2,096,593
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	3,932,442

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	$6,000,000	$6,629,520
Series B 5.00%, due 1/1/46	2,650,000	2,914,232
North Texas Education Finance Corp., Uplift Education, Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,369,402
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	2,000,000	2,219,820
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,146,960
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,584,255
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals Dallas, Revenue Bonds Series A 0.92%, due 10/1/41 (b)	17,535,000	17,535,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,995,635
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds Senior Lien 6.75%, due 6/30/43 (a)	11,500,000	13,336,665
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds 7.00%, due 6/30/40	3,080,000	3,478,768
7.50%, due 6/30/33	750,000	862,260
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	5,050,000	5,603,884
Texas Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	800,000	804,792

	Principal Amount	Value
Texas (continued)
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	$1,000,000	$1,168,110

		177,855,535

U.S. Virgin Islands 1.2%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,000,000	8,925,000
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 4.00%, due 10/1/22	2,065,000	1,254,487
Series B 5.00%, due 10/1/19	3,500,000	2,798,145
Series B 5.25%, due 10/1/29	2,820,000	1,632,075
Subseries A 6.00%, due 10/1/39	790,000	467,088
Series A 6.625%, due 10/1/29	2,365,000	1,433,781
Series A 6.75%, due 10/1/19	1,080,000	864,778
Series A 6.75%, due 10/1/37	11,550,000	6,944,437
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	2,000,000	1,431,900
5.00%, due 10/1/25	5,700,000	3,385,800
Series C 5.00%, due 10/1/30	9,270,000	5,562,000
Series A 5.00%, due 10/1/34	2,600,000	1,547,000
Series C 5.00%, due 10/1/39	6,130,000	3,616,700
Virgin Islands Water & Power Authority-Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	595,400

		40,458,591

Utah 0.0% ‡
Utah Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	847,840

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Vermont 0.2%
Vermont Economic Development Authority, Mortgage Revenue, Wake Robin Corp. Project, Revenue Bonds Series A 5.00%, due 5/1/47	$1,000,000	$1,043,800
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	500,000	505,325
Vermont Educational & Health Buildings Financing Agency, Landmark College Project, Revenue Bonds Series A 0.88%, due 7/1/39 (b)	3,000,000	3,000,000
Vermont Student Assistance Corp., Education Loan, Revenue Bonds Subseries B 4.50%, due 6/15/45 (a)	3,500,000	3,538,010

		8,087,135

Virginia 1.7%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds 5.00%, due 7/1/46	9,000,000	10,108,350
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	1,740,000	1,839,371
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien-Series B2 5.20%, due 6/1/46	2,000,000	1,939,160
♦Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	19,500,000	18,827,835
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (c)	1,945,000	2,032,992
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (a)	10,000,000	11,075,500

	Principal Amount	Value
Virginia (continued)
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (a)	$10,000,000	$10,740,500
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.90%, due 7/1/30 (b)	65,000	65,000

		56,628,708

Washington 1.2%
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,040,410
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (a)	1,825,000	2,012,792
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,630,429
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series D 0.91%, due 8/15/41 (b)	10,970,000	10,970,000
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,344,370
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,110,220
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,905,000	10,539,316
5.50%, due 12/1/33	2,070,000	2,234,110

		40,881,647

West Virginia 0.2%
Glenville State College, Board of Governors, Revenue Bonds 5.25%, due 6/1/47	4,000,000	4,007,000
Monongalia County Commission Special District, University Town Center, Revenue Bonds Series A 5.50%, due 6/1/37 (c)	4,000,000	4,113,800

		8,120,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin 2.0%
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds (c)
Series A 5.00%, due 6/1/36	$750,000	$755,693
Series A 5.125%, due 6/1/48	1,625,000	1,638,959
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,145,760
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,208,685
Series A 5.00%, due 12/1/45	3,200,000	3,363,872
Series A 5.15%, due 12/1/50	2,250,000	2,362,342
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,191,140
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	4,000,000	4,302,040
Public Finance Authority, National Gypsum Co., Revenue Bonds (a) 4.00%, due 8/1/35	4,000,000	3,890,640
5.25%, due 4/1/30	10,500,000	11,340,735
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds 5.50%, due 4/1/32	1,250,000	1,366,000
5.875%, due 4/1/45	6,650,000	7,277,693
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (a)	10,000,000	10,684,200
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (a)(c)	1,670,000	1,690,541
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44	1,400,000	1,513,274
Village of Warrens WI, Unlimited General Obligation 4.70%, due 12/1/19	120,000	111,576

	Principal Amount	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Aurora Healthcare, Revenue Bonds Series C 0.93%, due 7/15/28 (b)	$7,800,000	$7,800,000
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,598,748

		67,241,898

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	552,710
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	1,003,182

		1,555,892

Total Municipal Bonds (Cost $3,162,434,358)		3,313,378,558

	Shares
Closed-End Funds 1.4%
California 1.4%
Nuveen California Quality Municipal Income Fund	60,000	6,000,000
Nuveen Municipal Credit Income Fund	415,000	41,500,000

Total Closed-End Funds (Cost $47,516,286)		47,500,000

Total Investments (Cost $3,209,950,644)	99.6%	3,360,878,558
Other Assets, Less Liabilities	0.4	14,632,468
Net Assets	100.0%	$3,375,511,026

‡	Less than one-tenth of a percent.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Issue in non-accrual status.

(e)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $4,260,050, which represented 0.1% of the Fund’s net assets. (Unaudited)

(f)	Issue in default.

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(1,206)	December 2017	$(152,468,777)	$(150,674,625)	$1,794,152

1.	As of October 31, 2017, cash in the amount of $1,266,300 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$3,313,378,558	$—	$3,313,378,558
Closed-End Funds	47,500,000	—	—	47,500,000

Total Investments in Securities	47,500,000	3,313,378,558	—	3,360,878,558

Other Financial Instruments
Futures Contracts (b)	1,794,152	—	—	1,794,152

Total Investments in Securities and Other Financial Instruments	$49,294,152	$3,313,378,558	$—	$3,362,672,710

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $3,209,950,644)	$3,360,878,558
Cash	10,076,950
Cash collateral on deposit at broker for futures contracts	1,266,300
Receivables:
Dividends and interest	39,661,397
Investment securities sold	12,733,098
Fund shares sold	9,793,263
Variation margin on futures contracts	94,219
Other assets	94,225

Total assets	3,434,598,010

Liabilities
Payables:
Investment securities purchased	44,941,437
Fund shares redeemed	9,216,499
Manager (See Note 3)	1,558,163
NYLIFE Distributors (See Note 3)	526,984
Shareholder communication	194,346
Transfer agent (See Note 3)	137,497
Professional fees	35,092
Trustees	8,364
Custodian	3,139
Accrued expenses	22,179
Dividend payable	2,443,284

Total liabilities	59,086,984

Net assets	$3,375,511,026

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$273,993
Additional paid-in capital	3,225,143,525

3,225,417,518
Distributions in excess of net investment income	(92,374)
Accumulated net realized gain (loss) on investments and futures transactions	(2,536,184)
Net unrealized appreciation (depreciation) on investments and futures contracts	152,722,066

Net assets	$3,375,511,026

Class A
Net assets applicable to outstanding shares	$882,735,993

Shares of beneficial interest outstanding	71,644,120

Net asset value per share outstanding	$12.32
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.90

Investor Class
Net assets applicable to outstanding shares	$3,482,947

Shares of beneficial interest outstanding	283,056

Net asset value per share outstanding	$12.30
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.88

Class C
Net assets applicable to outstanding shares	$395,041,540

Shares of beneficial interest outstanding	32,139,981

Net asset value and offering price per share outstanding	$12.29

Class I
Net assets applicable to outstanding shares	$2,094,250,546

Shares of beneficial interest outstanding	169,925,430

Net asset value and offering price per share outstanding	$12.32

38	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$144,384,154
Dividends	38,413
Other income	3,185

Total income	144,425,752

Expenses
Manager (See Note 3)	16,178,542
Distribution/Service—Class A (See Note 3)	2,074,337
Distribution/Service—Investor Class (See Note 3)	11,158
Distribution/Service—Class C (See Note 3)	3,876,825
Transfer agent (See Note 3)	1,580,364
Shareholder communication	264,056
Registration	212,491
Professional fees	186,509
Trustees	73,016
Custodian	17,203
Miscellaneous	107,463

Total expenses	24,581,964

Net investment income (loss)	119,843,788

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(4,255,422)
Futures transactions	2,999,443

Net realized gain (loss) on investments and futures transactions	(1,255,979)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,130,609)
Futures contracts	713,658

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,416,951)

Net realized and unrealized gain (loss) on investments and futures transactions	(32,672,930)

Net increase (decrease) in net assets resulting from operations	$87,170,858

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$119,843,788	$91,750,864
Net realized gain (loss) on investments and futures transactions	(1,255,979)	533,545
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,416,951)	80,676,740

Net increase (decrease) in net assets resulting from operations	87,170,858	172,961,149

Dividends and distributions to shareholders:
From net investment income:
Class A	(33,110,259)	(30,070,493)
Investor Class	(177,656)	(144,387)
Class C	(12,501,876)	(11,367,001)
Class I	(74,054,024)	(50,163,660)

	(119,843,815)	(91,745,541)

From net realized gain on investments:
Class A	(416,080)	(1,679,776)
Investor Class	(2,330)	(8,854)
Class C	(199,226)	(824,092)
Class I	(679,211)	(2,393,103)

	(1,296,847)	(4,905,825)

Total dividends and distributions to shareholders	(121,140,662)	(96,651,366)

Capital share transactions:
Net proceeds from sale of shares	1,875,349,746	1,407,552,205
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	91,732,038	71,786,349
Cost of shares redeemed	(1,258,578,015)	(674,652,106)

Increase (decrease) in net assets derived from capital share transactions	708,503,769	804,686,448

Net increase (decrease) in net assets	674,533,965	880,996,231

Net Assets
Beginning of year	2,700,977,061	1,819,980,830

End of year	$3,375,511,026	$2,700,977,061

Distributions in excess of net investment income at end of year	$(92,374)	$(91,434)

40	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.52	$12.04	$11.93	$10.90	$11.92

Net investment income (loss)	0.49	0.49	0.51	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.30	1.00	0.62	1.55	(0.46)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.51)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.51)	(0.52)	(0.56)

Net asset value at end of year	$12.32	$12.52	$12.04	$11.93	$10.90

Total investment return (a)	2.48%	8.43%	5.27%	14.59%	(4.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99%	3.91%	4.21%	4.57%	4.53%
Net expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Expenses (before waiver/reimbursement)	0.87%	0.87%	0.88%	0.88%	0.90%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$882,736	$874,512	$600,590	$468,486	$379,277

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.50	$12.02	$11.91	$10.89	$11.90

Net investment income (loss)	0.49	0.49	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.02	(0.98)

Total from investment operations	0.30	1.00	0.61	1.54	(0.45)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.50)	(0.52)	(0.56)

Net asset value at end of year	$12.30	$12.50	$12.02	$11.91	$10.89

Total investment return (a)	2.45%	8.42%	5.24%	14.48%	(3.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%	3.90%	4.20%	4.60%	4.55%
Net expenses	0.90%	0.90%	0.89%	0.89%	0.89%
Expenses (before waiver/reimbursement)	0.90%	0.90%	0.90%	0.90%	0.92%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$3,483	$4,249	$3,216	$2,305	$2,298

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.49	$12.01	$11.90	$10.87	$11.89

Net investment income (loss)	0.39	0.39	0.41	0.44	0.44
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.20	0.90	0.52	1.47	(0.55)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.41)	(0.44)	(0.44)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.40)	(0.42)	(0.41)	(0.44)	(0.47)

Net asset value at end of year	$12.29	$12.49	$12.01	$11.90	$10.87

Total investment return (a)	1.69%	7.61%	4.46%	13.74%	(4.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	3.14%	3.44%	3.79%	3.77%
Net expenses	1.65%	1.65%	1.64%	1.64%	1.64%
Expenses (before waiver/reimbursement)	1.65%	1.65%	1.65%	1.65%	1.67%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$395,042	$401,279	$296,930	$254,392	$185,486

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.52	$12.04	$11.93	$10.90	$11.92

Net investment income (loss)	0.52	0.52	0.54	0.55	0.56
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.33	1.03	0.65	1.58	(0.43)

Less dividends and distributions:
From net investment income	(0.52)	(0.52)	(0.54)	(0.55)	(0.56)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.53)	(0.55)	(0.54)	(0.55)	(0.59)

Net asset value at end of year	$12.32	$12.52	$12.04	$11.93	$10.90

Total investment return (a)	2.74%	8.70%	5.53%	14.88%	(3.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	4.16%	4.47%	4.75%	4.79%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Expenses (before waiver/reimbursement)	0.62%	0.62%	0.63%	0.63%	0.65%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$2,094,251	$1,420,936	$919,245	$834,406	$401,943

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

42	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares, and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

43

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

44	MainStay High Yield Municipal Bond Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2017, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these

45

Notes to Financial Statements (continued)

transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of its portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2017, 87.9% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to

46	MainStay High Yield Municipal Bond Fund

help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$1,794,152	$1,794,152

Total Fair Value		$1,794,152	$1,794,152

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$2,999,443	$2,999,443

Total Realized Gain (Loss)		$2,999,443	$2,999,443

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$713,658	$713,658

Total Change in Unrealized Appreciation (Depreciation)		$713,658	$713,658

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(150,590,859)	$(150,590,859)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion. During the year ended October 31, 2017, the effective management fee rate was 0.54%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $16,178,542.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

47

Notes to Financial Statements (continued)

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $128,591 and $6,281, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $154,622, $554 and $73,342, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$414,242
Investor Class	3,295
Class C	285,948
Class I	876,879

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,210,139,172	$191,464,175	$(40,724,789)	$150,739,386

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$4,966,439	$(553,504)	$(5,058,813)	$150,739,386	$150,093,508

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(913)	$913	$—

The reclassifications for the Fund are primarily due to dividend reclassification.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $553,504 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$554	$—

48	MainStay High Yield Municipal Bond Fund

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$4,912,127	$3,384,573
Exempt Interest Dividends	114,932,601	88,360,968
Long-Term Capital Gain	1,295,934	4,905,825
Total	$121,140,662	$96,651,366

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $1,737,243 and $995,412, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	32,181,160	$392,471,018
Shares issued to shareholders in reinvestment of dividends and distributions	2,250,689	27,505,035
Shares redeemed	(27,591,050)	(335,364,037)

Net increase (decrease) in shares outstanding before conversion	6,840,799	84,612,016
Shares converted into Class A (See Note 1)	238,958	2,952,054
Shares converted from Class A (See Note 1)	(5,295,711)	(63,491,461)

Net increase (decrease)	1,784,046	$24,072,609

Year ended October 31, 2016:
Shares sold	35,553,319	$443,357,526
Shares issued to shareholders in reinvestment of dividends and distributions	2,037,537	25,451,468
Shares redeemed	(17,326,214)	(216,489,251)

Net increase (decrease) in shares outstanding before conversion	20,264,642	252,319,743
Shares converted into Class A (See Note 1)	120,472	1,506,882
Shares converted from Class A (See Note 1)	(414,743)	(5,262,522)

Net increase (decrease)	19,970,371	$248,564,103

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	188,852	$2,305,466
Shares issued to shareholders in reinvestment of dividends and distributions	13,999	170,803
Shares redeemed	(59,747)	(728,594)

Net increase (decrease) in shares outstanding before conversion	143,104	1,747,675
Shares converted into Investor Class (See Note 1)	39,330	482,185
Shares converted from Investor Class (See Note 1)	(239,306)	(2,952,054)

Net increase (decrease)	(56,872)	$(722,194)

Year ended October 31, 2016:
Shares sold	202,055	$2,521,317
Shares issued to shareholders in reinvestment of dividends and distributions	11,792	146,937
Shares redeemed	(46,554)	(578,623)

Net increase (decrease) in shares outstanding before conversion	167,293	2,089,631
Shares converted into Investor Class (See Note 1)	19,031	237,380
Shares converted from Investor Class (See Note 1)	(113,890)	(1,424,097)

Net increase (decrease)	72,434	$902,914

49

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	6,944,915	$84,528,800
Shares issued to shareholders in reinvestment of dividends and distributions	763,554	9,303,674
Shares redeemed	(7,702,992)	(93,485,276)

Net increase (decrease)	5,477	$347,198

Year ended October 31, 2016:
Shares sold	10,850,123	$134,710,114
Shares issued to shareholders in reinvestment of dividends and distributions	685,042	8,529,988
Shares redeemed	(4,119,773)	(51,406,635)

Net increase (decrease) in shares outstanding before conversion	7,415,392	91,833,467
Shares converted from Class C (See Note 1)	(6,780)	(82,784)

Net increase (decrease)	7,408,612	$91,750,683

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	114,864,176	$1,396,044,462
Shares issued to shareholders in reinvestment of dividends and distributions	4,466,797	54,752,526
Shares redeemed	(68,143,992)	(829,000,108)

Net increase (decrease) in shares outstanding before conversion	51,186,981	621,796,880
Shares converted into Class I (See Note 1)	5,256,313	63,009,276

Net increase (decrease)	56,443,294	$684,806,156

Year ended October 31, 2016:
Shares sold	66,257,092	$826,963,248
Shares issued to shareholders in reinvestment of dividends and distributions	3,010,688	37,657,956
Shares redeemed	(32,521,335)	(406,177,597)

Net increase (decrease) in shares outstanding before conversion	36,746,445	458,443,607
Shares converted into Class I (See Note 1)	395,721	5,025,143

Net increase (decrease)	37,142,166	$463,468,750

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

50	MainStay High Yield Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay High Yield Municipal Bond Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

51

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect Proposal 1. (all Funds and classes thereof voting together on the Proposal) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,295,934 as long term capital gain distributions.

For Federal individual income tax purposes, the Fund designated 95.9% of the ordinary income dividends paid during its fiscal year ended October 31, 2017 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

52	MainStay High Yield Municipal Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

53

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

54	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

55

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716278 MS286-17	MSMHY11-12/17 (NYLIM) NL243

MainStay Epoch International Choice Fund (Formerly known as MainStay ICAP International Fund)

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	16.18 22.95%	5.77 6.97%	0.25 0.82%	1.24 1.24%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	15.99 22.74	5.62 6.82	0.95 1.55	1.39 1.39
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	20.82 21.82	6.03 6.03	–0.09 –0.09	2.14 2.14
Class I Shares	No Sales Charge		12/31/1997	23.29	7.28	1.13	0.99
Class R1 Shares	No Sales Charge		9/1/2006	23.16	7.17	1.02	1.09
Class R2 Shares	No Sales Charge		9/1/2006	22.83	6.89	0.73	1.34
Class R3 Shares	No Sales Charge		9/1/2006	22.53	6.60	0.47	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
MSCI EAFE® Index[3]	23.44%	8.53%	1.10%
Morningstar Foreign Large Blend Category Average[4]	22.45	7.95	0.93

3.	The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,105.70	$5.94	$1,019.60	$5.70	1.12%

Investor Class Shares	$1,000.00	$1,104.20	$7.16	$1,018.40	$6.87	1.35%

Class C Shares	$1,000.00	$1,100.00	$11.12	$1,014.60	$10.66	2.10%

Class I Shares	$1,000.00	$1,106.50	$5.04	$1,020.40	$4.84	0.95%

Class R1 Shares	$1,000.00	$1,106.10	$5.57	$1,019.90	$5.35	1.05%

Class R2 Shares	$1,000.00	$1,104.50	$6.90	$1,018.70	$6.61	1.30%

Class R3 Shares	$1,000.00	$1,103.90	$7.85	$1,017.70	$7.53	1.48%

1	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

Switzerland	21.0%
France	14.1
Netherlands	10.1
Germany	7.1
United States	6.8
United Kingdom	6.5
Japan	6.4
Republic of Korea	5.3
China	4.4
Hong Kong	3.8

Spain	2.9%
Canada	2.6
Mexico	2.2
Sweden	1.8
India	1.6
Ireland	1.6
Portugal	1.6
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd., GDR

2.	LafargeHolcim, Ltd., Registered

3.	Julius Baer Group, Ltd.

4.	Baidu, Inc., Sponsored ADR

5.	Novartis A.G.
6.	ABB, Ltd., Registered

7.	SAP S.E.

8.	CK Hutchison Holdings, Ltd.

9.	Pernod Ricard S.A.

10.	Nippon Telegraph & Telephone Corp.

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas M. Cole, CFA, Andrew P. Starr, CFA, and J. Christian Kirtley, CFA, of Institutional Capital LLC (“ICAP”), the Subadvisor to the Fund until January 9, 2017,1 and Michael Welhoelter, CFA, William J. Booth, CFA, and J. Christian Kirtley, CFA, (formerly of ICAP), of Epoch International Partners, Inc. (“Epoch”), the current Subadvisor to the Fund.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch International Choice Fund returned 22.95% for Class A shares, 22.74% for Investor Class shares and 21.82% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 23.29%, Class R1 shares returned 23.16%, Class R2 shares returned 22.83% and Class R3 shares returned 22.53%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.44% return of the MSCI EAFE® Index,2 which is the Fund’s primary benchmark, and all share classes except Class C shares outperformed the 22.45% return of the Morningstar Foreign Large Blend Category Average.3 See page 5 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

ICAP

From November 1, 2016, through January 9, 2017, the primary factor that affected the Fund’s performance relative to the MSCI EAFE® Index was stock selection.

Epoch

From the time Epoch began subadvising the Fund on January 9, 2017, through the end of the reporting period, the Fund benefited from improving economic conditions and corporate profits throughout Europe and Asia. The Fund’s investments in financial and information technology stocks were especially helpful to the Fund’s relative performance during the portion of the reporting period in which Epoch subadvised the Fund. Investments in China and Korea, countries which are not in the MSCI EAFE® Index, also helped the Fund’s relative performance during this portion of the reporting period. Stock selection in the real estate and consumer discretionary sectors offset some of the Fund’s relative gains.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

ICAP

For the portion of the reporting period in which ICAP subadvised the Fund, the sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were information technology, utilities and consumer staples. (Contributions take weightings and total returns into account.) During this portion of the reporting period, favorable stock selection was the primary driver in the information technology sector, while the Fund benefited from underweight positions in utilities and consumer staples.

During the portion of the reporting period in which ICAP subadvised the Fund, the sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, financials and materials. During this portion of the reporting period, stock selection was the primary detractor in each of these sectors.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, the strongest-contributing sectors to the Fund’s performance relative to the MSCI EAFE® Index were information technology, financials and consumer staples. Epoch’s stock selection helped results in each of these sectors. Having an overweight position in the information technology sector relative to the Index also contributed positively to relative performance.

During the portion of the reporting period in which Epoch subadvised the Fund, the weakest sectors in terms of relative performance were real estate and consumer discretionary, primarily as a result of stock selection. The Fund’s small cash position also held back returns in a rapidly rising market.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the stocks that made the strongest positive contributions to the Fund’s absolute performance were banking company Royal Bank of Scotland, Swiss wealth manager Julius Baer and global technology company Samsung Electronics. The stocks of Royal Bank of Scotland and Julius Baer performed strongly as interest rates rose during this portion of the reporting period. Samsung Electronics rose on an improved outlook for its business.

During the portion of the reporting period in which ICAP subadvised the Fund, the greatest detractors from the Fund’s absolute performance included Mexican media company Grupo Televisa, drug company Teva Pharmaceutical Industries and medical technology company LivaNova. Grupo Televisa lagged because of weaker-than-expected operating results and a diminished outlook. Pricing and margin issues weighed on Teva

1.	Effective January 9, 2017, ICAP was replaced by Epoch as Subadvisor of the Fund.
2.	See footnote on page 6 for more information on the MSCI EAFE® Index.
3.	See footnote on page 6 for more information on the Morningstar Foreign Large Blend Category Average.

9

Pharmaceutical Industries, while LivaNova’s sales growth was disappointing during the portion of the reporting period in which ICAP subadvised the Fund.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, Samsung Electronics, Akzo Nobel and Baidu provided the strongest contributions to the Fund’s absolute returns. Samsung is a leading maker of memory chips and smart phones and the dominant maker of OLED (organic light emitting diode) displays. The company’s shares performed strongly because of strong memory pricing in both DRAM and NAND, robust growth in the company’s OLED business and strong sales of the Galaxy S8, which benefited the company’s handset business. We trimmed some of the Fund’s position as the stock appreciated, but at the end of the reporting period, we believed that the risk-reward remained very compelling and continued to hold some of the Fund’s original position. Akzo Nobel is a Dutch company that makes paints and chemicals. The value of Akzo Nobel’s stock rose in March because one of its larger peers in the global paints and coatings industry, U.S.-based PPG Industries, made an offer to acquire Akzo Nobel at a material premium to its valuation at the time. The bid was ultimately rejected, but it highlighted the undervaluation of the business and led Akzo’s management to accelerate certain restructuring, efficiency and shareholder return measures. Baidu is China’s largest Internet search provider. During the portion of the reporting period that Epoch subadvised the Fund, the company’s shares rose on strong profit growth. We believed that core search revenues were likely to continue to rebound and that operating margins could trough this year before rebounding materially over the next several years.

During the portion of the reporting period that Epoch subadvised the Fund, Teva Pharmaceutical Industries, Mitsubishi Estate, and Industrial Alliance Insurance & Financial Services detracted the most from absolute returns, with the first two providing negative returns. Teva is one of the world’s leading producers of generic pharmaceuticals. Negative industry pricing dynamics caused us to exit the position after the end of the third quarter. Mitsubishi Estate is Japan’s largest property developer and is widely considered to have the highest-quality office portfolio. The company owns the majority of the land and buildings in Marunouchi, a prime area at the core of Tokyo’s central business district. Mitsubishi Estate reported a rising vacancy rate during the portion of the reporting period in which Epoch subadvised the Fund, which may have led some investors to wonder if Mitsubishi Estate’s recent pricing power would wane. Performance was also likely hurt by the fact that Japan materially lagged the rest of the MSCI EAFE® Index over the 12 months ending October 31, 2017. After October 31, 2017, Mitsubishi Estate reported that office-building occupancy had once again strengthened. Management also increased its operating profit guidance for fiscal year 2018 by 5% and its annual dividend by 20%. As of the end of the reporting period, we continued to believe that the stock was materially undervalued relative to our assessment of its net asset value.

Industrial Alliance Insurance & Financial Services is a Canadian life insurer and wealth manager. We exited the position in June to fund what we felt were better risk-reward opportunities.

Did the Fund make any significant purchases or sales during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the Fund initiated a new position in global food and beverage company Nestle. ICAP believed that new management could drive cost savings and help the company return to earnings growth. During the same portion of the reporting period, the Fund sold its positions in Dutch bank ABN Amro in favor of stocks that ICAP believed had greater potential upside and were more attractive on a relative-valuation basis.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, Epoch did not make any significant purchases. During this portion of the reporting period, the Fund sold Teva Pharmaceutical Industries and Industrial Alliance Insurance & Financial Services, as previously discussed.

How did the Fund’s sector weightings change during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the Fund’s exposure relative to the MSCI EAFE® Index in the consumer staples and industrials sectors increased. Over the same period, the Fund’s relative exposure in the health care and consumer discretionary sectors decreased.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, there were no meaningful changes in sector weightings.

How was the Fund positioned at the end of the reporting period?

ICAP

As of the last date the Fund was subadvised by ICAP, the Fund’s most significantly overweight positions relative to the MSCI EAFE® Index were in the information technology and

10	MainStay Epoch International Choice Fund

materials sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the consumer discretionary and financials sectors.

Epoch

As of October 31, 2017, the Fund had a substantially overweight position relative to the MSCI EAFE® Index in the information technology sector and substantially underweight positions in the consumer discretionary and financials sectors.

On a country level, the Fund had minimal exposure to Japan, the largest component of the Index as of October 31, 2017. As of that date, the Fund’s largest country weighting in absolute and relative terms was Switzerland. Sector and country weightings are largely the result of individual stock selection rather than a top-down view on any particular sector or country.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2017

	Shares	Value

Common Stocks 94.8%†
Canada 2.6%
Fairfax Financial Holdings, Ltd. (Insurance)	31,473	$16,574,739

China 4.4%
♦Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	114,730	27,987,236

France 14.1%
Danone S.A. (Food Products)	221,998	18,137,801
♦Pernod Ricard S.A. (Beverages)	153,537	23,026,615
Safran S.A. (Aerospace & Defense)	92,180	9,709,996
Sanofi (Pharmaceuticals)	124,207	11,761,237
Sodexo S.A. (Hotels, Restaurants & Leisure)	59,176	7,530,727
TOTAL S.A. (Oil, Gas & Consumable Fuels)	335,210	18,691,761

		88,858,137

Germany 7.1%
Merck KGaA (Pharmaceuticals)	75,912	8,125,470
♦SAP S.E. (Software)	213,790	24,320,580
Siemens A.G. (Industrial Conglomerates)	88,199	12,585,474

		45,031,524

Hong Kong 3.8%
♦CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	1,866,750	23,701,078

India 1.6%
ICICI Bank, Ltd., Sponsored ADR (Banks)	1,115,920	10,210,668

Ireland 1.6%
Ryanair Holdings PLC, Sponsored ADR (Airlines) (a)	89,337	10,015,571

Japan 6.4%
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	1,018,450	18,321,441
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	462,690	22,270,810

		40,592,251

Mexico 2.2%
Grupo Televisa S.A.B., Sponsored ADR (Media)	629,922	13,788,993

Netherlands 10.1%
Akzo Nobel N.V. (Chemicals)	243,136	22,017,278
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	37,154	6,699,561
Euronext N.V. (Capital Markets)	154,742	9,194,611

	Shares	Value

Netherlands (continued)
Koninklijke DSM N.V. (Chemicals)	182,326	$15,554,883
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	324,171	10,184,606

		63,650,939

Portugal 1.6%
NOS SGPS S.A. (Media)	1,705,460	10,219,092

Republic of Korea 5.3%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	27,390	33,771,870

Spain 2.9%
Aena SME, S.A. (Transportation Infrastructure)	67,036	12,298,679
Endesa S.A. (Electric Utilities)	259,771	5,945,974

		18,244,653

Sweden 1.8%
Svenska Handelsbanken A.B. (Banks)	806,330	11,558,008

Switzerland 21.0%
♦ABB, Ltd., Registered (Electrical Equipment)	1,000,543	26,155,627
♦Julius Baer Group, Ltd. (Capital Markets) (a)	491,943	29,093,006
♦LafargeHolcim, Ltd., Registered (Construction Materials) (a)	518,884	29,307,987
Nestle S.A. (Food Products)	250,734	21,086,135
♦Novartis A.G. (Pharmaceuticals)	327,962	27,021,978

		132,664,733

United Kingdom 6.5%
Meggitt PLC (Aerospace & Defense)	817,874	5,632,255
Royal Bank of Scotland Group PLC (Banks) (a)	5,390,204	20,224,173
Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	531,508	15,403,102

		41,259,530

United States 1.8%
LivaNova PLC (Health Care Equipment & Supplies) (a)	151,654	11,207,231

Total Common Stocks (Cost $450,482,781)		599,336,253

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 5.0%
Repurchase Agreement 5.0%
United States 5.0%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $31,681,236 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 5/15/23, with a Principal Amount of $32,620,000 and a Market Value of $32,316,471) (Capital Markets)	$31,680,937	$31,680,937

Total Short-Term Investment (Cost $31,680,937)		31,680,937

Total Investments (Cost $482,163,718)	99.8%	631,017,190
Other Assets, Less Liabilities	0.2	1,259,011
Net Assets	100.0%	$632,276,201
(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$599,336,253	$—	$—	$599,336,253
Short-Term Investment
Repurchase Agreement	—	31,680,937	—	31,680,937

Total Investments in Securities	$599,336,253	$31,680,937	$—	$631,017,190

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

The table below sets forth the diversification of MainStay Epoch International Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$15,342,251	2.4%
Airlines	10,015,571	1.6
Banks	41,992,849	6.6
Beverages	23,026,615	3.7
Capital Markets	69,968,554	11.1
Chemicals	37,572,161	6.0
Construction Materials	29,307,987	4.6
Diversified Telecommunication Services	22,270,810	3.5
Electric Utilities	5,945,974	0.9
Electrical Equipment	26,155,627	4.1
Food Products	39,223,936	6.2
Health Care Equipment & Supplies	11,207,231	1.8
Hotels, Restaurants & Leisure	7,530,727	1.2
Industrial Conglomerates	36,286,552	5.7
Insurance	16,574,739	2.6
Internet Software & Services	27,987,236	4.4
Media	24,008,085	3.8
Oil, Gas & Consumable Fuels	28,876,367	4.6
Pharmaceuticals	46,908,685	7.4
Real Estate Management & Development	18,321,441	2.9
Semiconductors & Semiconductor Equipment	6,699,561	1.1
Software	24,320,580	3.9
Technology Hardware, Storage & Peripherals	33,771,870	5.3
Transportation Infrastructure	12,298,679	2.0
Wireless Telecommunication Services	15,403,102	2.4

	631,017,190	99.8
Other Assets, Less Liabilities	1,259,011	0.2

Net Assets	$632,276,201	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $482,163,718)	$631,017,190
Receivables:
Dividends and interest	2,333,413
Fund shares sold	137,784
Other assets	32,546

Total assets	633,520,933

Liabilities
Payables:
Fund shares redeemed	551,154
Manager (See Note 3)	510,577
Shareholder communication	72,577
Transfer agent (See Note 3)	54,383
NYLIFE Distributors (See Note 3)	26,501
Professional fees	11,658
Custodian	10,975
Trustees	1,549
Accrued expenses	5,358

Total liabilities	1,244,732

Net assets	$632,276,201

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,456
Additional paid-in capital	680,208,527

680,225,983
Undistributed net investment income	7,941,847
Accumulated net realized gain (loss) on investments and foreign currency transactions	(204,720,258)
Net unrealized appreciation (depreciation) on investments	148,853,472
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(24,843)

Net assets	$632,276,201

Class A
Net assets applicable to outstanding shares	$33,996,698

Shares of beneficial interest outstanding	939,185

Net asset value per share outstanding	$36.20
Maximum sales charge (5.50% of offering price)	2.11

Maximum offering price per share outstanding	$38.31

Investor Class
Net assets applicable to outstanding shares	$6,756,681

Shares of beneficial interest outstanding	187,009

Net asset value per share outstanding	$36.13
Maximum sales charge (5.50% of offering price)	2.10

Maximum offering price per share outstanding	$38.23

Class C
Net assets applicable to outstanding shares	$11,625,155

Shares of beneficial interest outstanding	328,307

Net asset value and offering price per share outstanding	$35.41

Class I
Net assets applicable to outstanding shares	$549,161,742

Shares of beneficial interest outstanding	15,150,277

Net asset value and offering price per share outstanding	$36.25

Class R1
Net assets applicable to outstanding shares	$257,283

Shares of beneficial interest outstanding	7,112

Net asset value and offering price per share outstanding	$36.18

Class R2
Net assets applicable to outstanding shares	$23,118,972

Shares of beneficial interest outstanding	639,327

Net asset value and offering price per share outstanding	$36.16

Class R3
Net assets applicable to outstanding shares	$7,359,670

Shares of beneficial interest outstanding	205,024

Net asset value and offering price per share outstanding	$35.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$14,989,909
Interest	18,335
Other income	650

Total income	15,008,894

Expenses
Manager (See Note 3)	5,509,601
Transfer agent (See Note 3)	913,112
Distribution/Service—Class A (See Note 3)	83,332
Distribution/Service—Investor Class (See Note 3)	19,359
Distribution/Service—Class C (See Note 3)	113,272
Distribution/Service—Class R2 (See Note 3)	66,070
Distribution/Service—Class R3 (See Note 3)	40,470
Shareholder communication	98,336
Registration	97,045
Custodian	90,689
Professional fees	78,367
Shareholder service (See Note 3)	35,494
Trustees	16,132
Miscellaneous	44,405

Total expenses before waiver/reimbursement	7,205,684
Expense waiver/reimbursement from Manager (See Note 3)	(255,863)

Net expenses	6,949,821

Net investment income (loss)	8,059,073

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	28,005,876
Foreign currency transactions	(21,542)

Net realized gain (loss) on investments and foreign currency transactions	27,984,334

Net change in unrealized appreciation (depreciation) on:
Investments	103,525,074
Translation of other assets and liabilities in foreign currencies	73,417

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	103,598,491

Net realized and unrealized gain (loss) on investments and foreign currency transactions	131,582,825

Net increase (decrease) in net assets resulting from operations	$139,641,898

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,809,810.

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,059,073	$27,117,881
Net realized gain (loss) on investments and foreign currency transactions	27,984,334	(214,326,984)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	103,598,491	90,757,140

Net increase (decrease) in net assets resulting from operations	139,641,898	(96,451,963)

Dividends to shareholders:
From net investment income:
Class A	(1,064,917)	(681,301)
Investor Class	(236,920)	(98,811)
Class C	(254,908)	(49,193)
Class I	(25,472,383)	(27,406,004)
Class R1	(58,433)	(27,096)
Class R2	(1,018,843)	(504,314)
Class R3	(237,056)	(89,062)

Total dividends to shareholders	(28,343,460)	(28,855,781)

Capital share transactions:
Net proceeds from sale of shares	107,351,140	325,920,225
Net asset value of shares issued to shareholders in reinvestment of dividends	27,795,813	28,110,817
Cost of shares redeemed	(468,447,343)	(1,291,642,629)

Increase (decrease) in net assets derived from capital share transactions	(333,300,390)	(937,611,587)

Net increase (decrease) in net assets	(222,001,952)	(1,062,919,331)

Net Assets

Beginning of year	854,278,153	1,917,197,484

End of year	$632,276,201	$854,278,153

Undistributed net investment income at end of year	$7,941,847	$28,247,776

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$30.39	$32.22		$34.61	$35.20	$28.49

Net investment income (loss) (a)	0.34	0.40		0.44	1.25	0.44
Net realized and unrealized gain (loss) on investments	6.41	(1.83)		(1.91)	(1.55)	6.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	6.75	(1.44)		(1.49)	(0.31)	7.23

Less dividends:
From net investment income	(0.94)	(0.39)		(0.90)	(0.28)	(0.52)

Net asset value at end of year	$36.20	$30.39		$32.22	$34.61	$35.20

Total investment return (b)	22.95%	(4.49%)		(4.29%)	(0.89%)	25.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.32%		1.28%	3.49%	1.40%
Net expenses	1.23%	1.24	%(c)	1.22%	1.21%	1.27%
Portfolio turnover rate	8%	46%		78%	56%	47%
Net assets at end of year (in 000’s)	$33,997	$36,584		$56,710	$95,712	$379,556

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$30.36	$32.19		$34.58	$35.16	$28.45

Net investment income (loss) (a)	0.30	0.37		0.37	0.95	0.41
Net realized and unrealized gain (loss) on investments	6.39	(1.84)		(1.89)	(1.29)	6.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	6.69	(1.48)		(1.54)	(0.35)	7.18

Less dividends:
From net investment income	(0.92)	(0.35)		(0.85)	(0.23)	(0.47)

Net asset value at end of year	$36.13	$30.36		$32.19	$34.58	$35.16

Total investment return (b)	22.74%	(4.63%)		(4.44%)	(1.00%)	25.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.24%		1.10%	2.68%	1.30%
Net expenses	1.39%	1.39	%(c)	1.36%	1.35%	1.39%
Portfolio turnover rate	8%	46%		78%	56%	47%
Net assets at end of year (in 000’s)	$6,757	$7,802		$9,151	$9,326	$9,968

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$29.74	$31.52		$33.84	$34.44	$27.87

Net investment income (loss) (a)	0.04	0.14		0.12	0.68	0.17
Net realized and unrealized gain (loss) on investments	6.30	(1.81)		(1.84)	(1.27)	6.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	6.34	(1.68)		(1.74)	(0.60)	6.82

Less dividends:
From net investment income	(0.67)	(0.10)		(0.58)	(0.00)‡	(0.25)

Net asset value at end of year	$35.41	$29.74		$31.52	$33.84	$34.44

Total investment return (b)	21.82%	(5.35%)		(5.14%)	(1.74%)	24.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.47%		0.36%	1.95%	0.54%
Net expenses	2.14%	2.14	%(c)	2.11%	2.10%	2.14%
Portfolio turnover rate	8%	46%		78%	56%	47%
Net assets at end of year (in 000’s)	$11,625	$12,156		$15,995	$16,522	$17,386

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$30.46	$32.30		$34.79	$35.37	$28.63

Net investment income (loss) (a)	0.39	0.54		0.52	1.02	0.54
Net realized and unrealized gain (loss) on investments	6.45	(1.88)		(1.91)	(1.23)	6.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	6.84	(1.35)		(1.41)	(0.22)	7.36

Less dividends:
From net investment income	(1.05)	(0.49)		(1.08)	(0.36)	(0.62)

Net asset value at end of year	$36.25	$30.46		$32.30	$34.79	$35.37

Total investment return (b)	23.29%	(4.21%)		(4.03%)	(0.61%)	26.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.81%		1.52%	2.85%	1.69%
Net expenses	0.95%	0.95	%(c)	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.99%	0.99	%(c)	0.97%	0.96%	1.02%
Portfolio turnover rate	8%	46%		78%	56%	47%
Net assets at end of year (in 000’s)	$549,162	$753,205		$1,777,369	$1,946,807	$1,374,470

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2017	2016		2015	2014	2013
Net asset value at beginning of year	$30.39	$32.23		$34.71	$35.29	$28.57

Net investment income (loss) (a)	0.36	0.49		0.48	0.99	0.50
Net realized and unrealized gain (loss) on investments	6.44	(1.86)		(1.89)	(1.23)	6.83
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	6.80	(1.38)		(1.43)	(0.25)	7.31

Less dividends:
From net investment income	(1.01)	(0.46)		(1.05)	(0.33)	(0.59)

Net asset value at end of year	$36.18	$30.39		$32.23	$34.71	$35.29

Total investment return (b)	23.16%	(4.33%)		(4.11%)	(0.73%)	26.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.62%		1.42%	2.77%	1.55%
Net expenses	1.05%	1.05	%(c)	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.12%	1.09	%(c)	1.07%	1.06%	1.12%
Portfolio turnover rate	8%	46%		78%	56%	47%
Net assets at end of year (in 000’s)	$257	$1,330		$2,030	$2,270	$1,480

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R2	2017	2016		2015	2014	2013
Net asset value at beginning of year	$30.37	$32.19		$34.57	$35.14	$28.45

Net investment income (loss) (a)	0.31	0.40		0.40	0.97	0.42
Net realized and unrealized gain (loss) on investments	6.41	(1.85)		(1.89)	(1.29)	6.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	6.72	(1.46)		(1.51)	(0.33)	7.18

Less dividends:
From net investment income	(0.93)	(0.36)		(0.87)	(0.24)	(0.49)

Net asset value at end of year	$36.16	$30.37		$32.19	$34.57	$35.14

Total investment return (b)	22.83%	(4.55%)		(4.36%)	(0.96%)	25.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.32%		1.16%	2.74%	1.32%
Net expenses	1.30%	1.30	%(c)	1.30%	1.30%	1.38%
Expenses (before waiver/reimbursement)	1.34%	1.34	%(c)	1.32%	1.31%	1.38%
Portfolio turnover rate	8%	46%		78%	56%	47%
Net assets at end of year (in 000’s)	$23,119	$34,189		$45,496	$49,209	$51,496

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2017	2016		2015	2014	2013
Net asset value at beginning of year	$30.13	$31.94		$34.29	$34.87	$28.24

Net investment income (loss) (a)	0.24	0.31		0.31	0.88	0.34
Net realized and unrealized gain (loss) on investments	6.36	(1.84)		(1.87)	(1.29)	6.73
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	6.60	(1.54)		(1.58)	(0.42)	7.05

Less dividends:
From net investment income	(0.83)	(0.27)		(0.77)	(0.16)	(0.42)

Net asset value at end of year	$35.90	$30.13		$31.94	$34.29	$34.87

Total investment return (b)	22.53%	(4.84%)		(4.60%)	(1.24%)	25.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	1.03%		0.92%	2.49%	1.08%
Net expenses	1.59%	1.59	%(c)	1.57%	1.56%	1.62%
Portfolio turnover rate	8%	46%		78%	56%	47%
Net assets at end of year (in 000’s)	$7,360	$9,011		$10,445	$10,529	$11,978

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (formerly known as MainStay ICAP International Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1,

Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

22	MainStay Epoch International Choice Fund

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally

23

Notes to Financial Statements (continued)

taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund

24	MainStay Epoch International Choice Fund

may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps

25

Notes to Financial Statements (continued)

most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Effective January 9, 2017, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”), between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor. Prior to January 9, 2017, Institutional Capital LLC served as Subadvisor to the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

Effective February 28, 2017, New York Life Investments has contractually agreed to waive a portion of the Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $5,509,601 and waived its fees and/or reimbursed expenses in the amount of $255,863.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$972
Class R2	26,428
Class R3	8,094

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,478 and $2,854, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,731 and $1,086, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent

26	MainStay Epoch International Choice Fund

services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$39,738
Investor Class	21,657
Class C	31,680
Class I	774,606
Class R1	1,453
Class R2	33,831
Class R3	10,147

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$493,069,658	$149,278,939	$(11,331,407)	$137,947,532

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,012,336	$(193,814,318)	$(70,489)	$137,922,689	$(47,949,782)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(21,542)	$41,617,709	$(41,596,167)

The reclassifications for the Fund is primarily due to expiration of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $193,814,318 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$73,422	$120,392

The Fund utilized $23,737,045 of capital loss carryforwards during the year ended October 31, 2017. The Fund had $41,596,167 of capital loss carryforward that expired during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$28,343,460	$28,855,781

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the

27

Notes to Financial Statements (continued)

Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $56,426 and $422,956, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	106,480	$3,462,131
Shares issued to shareholders in reinvestment of dividends and distributions	33,814	993,112
Shares redeemed	(452,365)	(14,500,521)

Net increase (decrease) in shares outstanding before conversion	(312,071)	(10,045,278)
Shares converted into Class A (See Note 1)	68,195	2,360,509
Shares converted from Class A (See Note 1)	(20,733)	(632,730)

Net increase (decrease)	(264,609)	$(8,317,499)

Year ended October 31, 2016:
Shares sold	183,594	$5,475,602
Shares issued to shareholders in reinvestment of dividends and distributions	20,195	631,097
Shares redeemed	(776,280)	(23,015,254)

Net increase (decrease) in shares outstanding before conversion	(572,491)	(16,908,555)
Shares converted into Class A (See Note 1)	22,177	671,407
Shares converted from Class A (See Note 1)	(5,880)	(178,012)

Net increase (decrease)	(556,194)	$(16,415,160)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	21,343	$700,832
Shares issued to shareholders in reinvestment of dividends and distributions	8,034	235,882
Shares redeemed	(33,152)	(1,057,414)

Net increase (decrease) in shares outstanding before conversion	(3,775)	(120,700)
Shares converted into Investor Class (See Note 1)	2,079	65,777
Shares converted from Investor Class (See Note 1)	(68,275)	(2,360,509)

Net increase (decrease)	(69,971)	$(2,415,432)

Year ended October 31, 2016:
Shares sold	22,299	$663,165
Shares issued to shareholders in reinvestment of dividends and distributions	3,149	98,432
Shares redeemed	(36,538)	(1,098,515)

Net increase (decrease) in shares outstanding before conversion	(11,090)	(336,918)
Shares converted into Investor Class (See Note 1)	5,863	177,405
Shares converted from Investor Class (See Note 1)	(22,045)	(667,118)

Net increase (decrease)	(27,272)	$(826,631)

28	MainStay Epoch International Choice Fund

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	16,122	$508,288
Shares issued to shareholders in reinvestment of dividends and distributions	8,088	234,219
Shares redeemed	(104,684)	(3,221,358)

Net increase (decrease)	(80,474)	$(2,478,851)

Year ended October 31, 2016:
Shares sold	19,857	$578,243
Shares issued to shareholders in reinvestment of dividends and distributions	1,458	44,933
Shares redeemed	(119,988)	(3,524,824)

Net increase (decrease)	(98,673)	$(2,901,648)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,873,821	$93,526,301
Shares issued to shareholders in reinvestment of dividends and distributions	861,027	25,262,537
Shares redeemed	(13,331,719)	(419,928,474)

Net increase (decrease) in shares outstanding before conversion	(9,596,871)	(301,139,636)
Shares converted into Class I (See Note 1)	18,662	566,953

Net increase (decrease)	(9,578,209)	$(300,572,683)

Year ended October 31, 2016:
Shares sold	10,248,597	$306,127,743
Shares issued to shareholders in reinvestment of dividends and distributions	859,186	26,832,416
Shares redeemed	(41,402,553)	(1,240,316,921)

Net increase (decrease) in shares outstanding before conversion	(30,294,770)	(907,356,762)
Shares converted into Class I (See Note 1)	20	607

Net increase (decrease)	(30,294,750)	$(907,356,155)

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	18,959	$572,242
Shares issued to shareholders in reinvestment of dividends and distributions	1,926	56,458
Shares redeemed	(57,542)	(1,825,940)

Net increase (decrease)	(36,657)	$(1,197,240)

Year ended October 31, 2016:
Shares sold	9,523	$291,926
Shares issued to shareholders in reinvestment of dividends and distributions	840	26,203
Shares redeemed	(29,459)	(891,407)

Net increase (decrease) in shares outstanding before conversion	(19,096)	(573,278)
Shares converted from Class R1 (See Note 1)	(140)	(4,289)

Net increase (decrease)	(19,236)	$(577,567)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	203,140	$6,430,514
Shares issued to shareholders in reinvestment of dividends and distributions	27,995	821,941
Shares redeemed	(717,731)	(22,497,318)

Net increase (decrease)	(486,596)	$(15,244,863)

Year ended October 31, 2016:
Shares sold	332,124	$9,891,318
Shares issued to shareholders in reinvestment of dividends and distributions	12,957	404,767
Shares redeemed	(632,676)	(18,968,306)

Net increase (decrease)	(287,595)	$(8,672,221)

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	68,313	$2,150,832
Shares issued to shareholders in reinvestment of dividends and distributions	6,562	191,664
Shares redeemed	(168,917)	(5,416,318)

Net increase (decrease)	(94,042)	$(3,073,822)

Year ended October 31, 2016:
Shares sold	97,629	$2,892,228
Shares issued to shareholders in reinvestment of dividends and distributions	2,349	72,969
Shares redeemed	(127,948)	(3,827,402)

Net increase (decrease)	(27,970)	$(862,205)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch International Choice Fund (formerly, MainStay ICAP International Fund) (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch International Choice Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

30	MainStay Epoch International Choice Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restructions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $28,343,460 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2017:

—	the total amount of taxes credited to foreign countries was $1,829,647.

—	the total amount of income sourced from foreign countries was $16,799,719.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch International Choice Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Epoch International Choice Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1756402 MS286-17	MSEIC11-12/17 (NYLIM) NL319

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	19.57 26.53%	13.04 14.33%	5.42 6.02%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	19.28 26.22	12.67 13.95	6.62 7.24	1.48 1.48
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	20.26 25.26	12.86 13.11	4.84 4.84	2.23 2.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	24.24 25.24	13.08 13.08	4.83 4.83	2.23 2.23
Class I Shares	No Sales Charge		1/2/1991	26.83	14.62	6.31	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Russell 3000® Index[4]	23.98%	15.12%	7.61%
Morningstar Large Blend Category Average[5]	22.34	13.70	6.62

4.	The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,093.70	$5.91	$1,019.60	$5.70	1.12%

Investor Class Shares	$1,000.00	$1,092.10	$7.65	$1,017.90	$7.38	1.45%

Class B Shares	$1,000.00	$1,088.70	$11.63	$1,014.10	$11.22	2.21%

Class C Shares	$1,000.00	$1,088.10	$11.58	$1,014.10	$11.17	2.20%

Class I Shares	$1,000.00	$1,095.40	$4.65	$1,020.80	$4.48	0.88%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Banks	7.3%
Insurance	6.1
Software	6.0
Media	5.9
Technology Hardware, Storage & Peripherals	5.9
Capital Markets	5.4
Semiconductors & Semiconductor Equipment	5.0
IT Services	4.6
Health Care Providers & Services	4.2
Aerospace & Defense	3.7
Electronic Equipment, Instruments & Components	3.5
Building Products	3.2
Pharmaceuticals	3.2
Specialty Retail	3.2
Beverages	3.0
Chemicals	2.8
Biotechnology	2.4
Internet Software & Services	2.2

Oil, Gas & Consumable Fuels	2.2%
Machinery	1.9
Household Products	1.8
Communications Equipment	1.6
Construction & Engineering	1.6
Multiline Retail	1.6
Construction Materials	1.5
Consumer Finance	1.5
Health Care Equipment & Supplies	1.4
Electrical Equipment	1.2
Distributors	0.9
Electric Utilities	0.9
Household Durables	0.9
Multi-Utilities	0.7
Short-Term Investment	2.1
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Bank of America Corp.

4.	UnitedHealth Group, Inc.

5.	Applied Materials, Inc.
6.	Visa, Inc., Class A

7.	AbbVie, Inc.

8.	Morgan Stanley

9.	Universal Display Corp.

10.	Johnson Controls International PLC

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 26.53% for Class A shares, 26.22% for Investor Class shares, 25.26% for Class B shares and 25.24% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 26.83%. For the 12 months ended October 31, 2017, all share classes outperformed the 23.98% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index, and the 22.34% return of the Morningstar Large Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Security selection contributed positively to the Fund’s relative performance in the health care, industrials and information technology sectors, among others. (Contributions take weightings and total returns into account.) Certain holdings in the consumer discretionary, energy, financials and materials sectors, however, detracted somewhat from the Fund’s relative performance. Against this backdrop, the Fund’s overweight positions relative to the Russell 3000® Index in financials and information technology made a positive contribution, as did underweight positions in consumer staples, energy, real estate and telecommunications services.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest sector contributors to the Fund’s relative performance were health care, industrials and information technology, primarily because of stock selection. Sectors that detracted from relative performance included consumer discretionary, energy, financials and materials.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

A top contributor to the Fund’s absolute performance was electronic device maker Apple, whose shares advanced after the company reported revenue and profits that exceeded expectations.

Also within information technology, the share price of Universal Display Corporation increased on the company’s strong revenue growth. Universal Display owns the royalty rights for organic light emitting diode technology that is still in the early stages of adoption in the handset, tablet, monitor and TV industries. We believe that the company could benefit from years of above-average growth as the technology becomes more widespread.

A detractor from the Fund’s absolute performance was automotive company Advance Auto, which continued to struggle to integrate its acquisition of General Parts. As a result, the company has missed expectations for revenue growth, margin improvement and cash generation for several quarters. Upon review, we concluded that the company faced higher risks than we had originally anticipated as it struggled to achieve its growth and operating margin objectives. As a result, we opted to sell the Fund’s position in the company.

In the industrials sector, conglomerate GE continued to report ongoing weakness in its oil & gas and transportation segments. We believed that this condition was temporary and that the acquisition of Alstom could increase organic industrial sales in the future. In the near term, however, we believed that the company could struggle to meet expectations for revenue growth and profits, so we opted to sell the position and reinvest the proceeds in other companies with risk/reward profiles that we found more attractive.

Did the Fund make any significant purchases or sales during the reporting period?

Several new positions were added to the Fund’s holdings. Among them were banking company Bank of America, multiline retailer Dollar General, building products company Johnson Controls International, insurance company MetLife and beverage company Molson Coors Brewing.

Notable sales included positions in capital markets company CME Group, IT services company Fidelity National Information Services, industrial conglomerate General Electric, and health care providers & services company McKesson Corporation.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s allocation relative to the Russell 3000® Index in the financials sector was increased during the reporting period. There were no other notable changes to the Fund’s sector weightings during the reporting period.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the most substantially overweight sectors in the Fund were in financials and information technology. As of the same date, the most substantially underweight positions were in real estate and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 97.3%†
Aerospace & Defense 3.7%
Boeing Co.	58,493	$15,090,024
Hexcel Corp.	224,096	13,600,386

		28,690,410

Banks 7.3%
♦Bank of America Corp.	896,257	24,548,479
Bank of The Ozarks, Inc.	237,010	11,049,406
Citizens Financial Group, Inc.	351,716	13,368,725
Signature Bank (a)	62,137	8,078,432

		57,045,042

Beverages 3.0%
Coca-Cola Co.	168,642	7,754,159
Molson Coors Brewing Co., Class B	189,919	15,358,750

		23,112,909

Biotechnology 2.4%
♦AbbVie, Inc.	206,624	18,647,816

Building Products 3.2%
Fortune Brands Home & Security, Inc.	115,720	7,644,463
♦Johnson Controls International PLC	422,870	17,502,590

		25,147,053

Capital Markets 5.4%
Ameriprise Financial, Inc.	96,095	15,042,711
BlackRock, Inc.	17,978	8,464,582
♦Morgan Stanley	369,442	18,472,100

		41,979,393

Chemicals 2.8%
DowDuPont, Inc.	181,049	13,091,653
Ecolab, Inc.	66,089	8,635,189

		21,726,842

Communications Equipment 1.6%
F5 Networks, Inc. (a)	101,160	12,267,673

Construction & Engineering 1.6%
Jacobs Engineering Group, Inc.	215,740	12,558,225

Construction Materials 1.5%
Martin Marietta Materials, Inc.	53,808	11,668,265

Consumer Finance 1.5%
Discover Financial Services	177,251	11,792,509

Distributors 0.9%
Genuine Parts Co.	79,510	7,015,167

	Shares	Value
Electric Utilities 0.9%
PPL Corp.	177,757	$6,676,553

Electrical Equipment 1.2%
AMETEK, Inc.	142,434	9,612,871

Electronic Equipment, Instruments & Components 3.5%
Coherent, Inc. (a)	34,944	9,180,138
♦Universal Display Corp.	125,722	18,418,273

		27,598,411

Health Care Equipment & Supplies 1.4%
Danaher Corp.	120,784	11,144,740

Health Care Providers & Services 4.2%
Centene Corp. (a)	99,813	9,349,484
♦UnitedHealth Group, Inc.	111,162	23,368,475

		32,717,959

Household Durables 0.9%
Whirlpool Corp.	42,540	6,973,582

Household Products 1.8%
Procter & Gamble Co.	161,045	13,904,625

Insurance 6.1%
American International Group, Inc.	262,711	16,973,758
Chubb, Ltd.	50,263	7,580,665
MetLife, Inc.	304,365	16,307,877
Willis Towers Watson PLC	41,148	6,628,120

		47,490,420

Internet Software & Services 2.2%
Alphabet, Inc., Class C (a)	16,965	17,247,298

IT Services 4.6%
First Data Corp., Class A (a)	528,208	9,407,384
Sabre Corp.	314,367	6,149,019
♦Visa, Inc., Class A	181,176	19,925,736

		35,482,139

Machinery 1.9%
Ingersoll-Rand PLC	162,818	14,425,675

Media 5.9%
Comcast Corp., Class A	372,354	13,415,915
Live Nation Entertainment, Inc. (a)	178,264	7,804,398
Time Warner, Inc.	114,960	11,299,418
Walt Disney Co.	140,408	13,733,306

		46,253,037

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities 0.7%
Vectren Corp.	80,649	$5,495,423

Multiline Retail 1.6%
Dollar General Corp.	154,082	12,455,989

Oil, Gas & Consumable Fuels 2.2%
Anadarko Petroleum Corp.	139,902	6,906,962
Occidental Petroleum Corp.	156,614	10,112,566

		17,019,528

Pharmaceuticals 3.2%
Allergan PLC	76,552	13,567,311
Pfizer, Inc.	329,799	11,562,753

		25,130,064

Semiconductors & Semiconductor Equipment 5.0%
♦Applied Materials, Inc.	401,220	22,640,845
Cypress Semiconductor Corp.	545,806	8,656,483
Marvell Technology Group, Ltd.	427,038	7,887,392

		39,184,720

Software 6.0%
♦Microsoft Corp.	418,565	34,816,236
PTC, Inc. (a)	181,575	12,065,659

		46,881,895

Specialty Retail 3.2%
Home Depot, Inc.	97,361	16,140,506
TJX Cos., Inc.	130,026	9,075,815

		25,216,321

	Shares	Value
Technology Hardware, Storage & Peripherals 5.9%
♦Apple, Inc.	271,194	$45,842,634

Total Common Stocks (Cost $586,375,900)		758,405,188

	Principal Amount
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $16,427,453 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 12/31/22, with a Principal Amount of $16,565,000 and a Market Value of $16,756,375)	$16,427,298	16,427,298

Total Short-Term Investment (Cost $16,427,298)		16,427,298

Total Investments (Cost $602,803,198)	99.4%	774,832,486
Other Assets, Less Liabilities	0.6	4,356,800
Net Assets	100.0%	$779,189,286

(a)	Non-income producing security.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$758,405,188	$—	$—	$758,405,188
Short-Term Investment
Repurchase Agreement	—	16,427,298	—	16,427,298

Total Investments in Securities	$758,405,188	$16,427,298	$—	$774,832,486

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $602,803,198)	$774,832,486
Receivables:
Investment securities sold	5,776,903
Dividends and interest	507,376
Fund shares sold	311,523
Other assets	22,066

Total assets	781,450,354

Liabilities
Payables:
Investment securities purchased	1,513,127
Manager (See Note 3)	556,275
Shareholder communication	82,509
Fund shares redeemed	51,790
Transfer agent (See Note 3)	16,488
NYLIFE Distributors (See Note 3)	16,004
Professional fees	11,613
Trustees	1,935
Custodian	1,075
Accrued expenses	9,115
Interest expense and fees payable	1,137

Total liabilities	2,261,068

Net assets	$779,189,286

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,273
Additional paid-in capital	516,925,957

516,951,230
Accumulated net realized gain (loss) on investments	90,208,768
Net unrealized appreciation (depreciation) on investments	172,029,288

Net assets	$779,189,286

Class A
Net assets applicable to outstanding shares	$33,568,415

Shares of beneficial interest outstanding	1,193,154

Net asset value per share outstanding	$28.13
Maximum sales charge (5.50% of offering price)	1.64

Maximum offering price per share outstanding	$29.77

Investor Class
Net assets applicable to outstanding shares	$9,972,830

Shares of beneficial interest outstanding	360,819

Net asset value per share outstanding	$27.64
Maximum sales charge (5.50% of offering price)	1.61

Maximum offering price per share outstanding	$29.25

Class B
Net assets applicable to outstanding shares	$3,906,058

Shares of beneficial interest outstanding	160,709

Net asset value and offering price per share outstanding	$24.31

Class C
Net assets applicable to outstanding shares	$4,218,393

Shares of beneficial interest outstanding	173,479

Net asset value and offering price per share outstanding	$24.32

Class I
Net assets applicable to outstanding shares	$727,523,590

Shares of beneficial interest outstanding	23,385,155

Net asset value and offering price per share outstanding	$31.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends	$14,541,861
Interest	12,286
Other income	859

Total income	14,555,006

Expenses
Manager (See Note 3)	6,714,633
Transfer agent (See Note 3)	196,527
Distribution/Service—Class A (See Note 3)	65,164
Distribution/Service—Investor Class (See Note 3)	32,271
Distribution/Service—Class B (See Note 3)	39,976
Distribution/Service—Class C (See Note 3)	40,712
Shareholder communication	98,277
Registration	90,641
Professional fees	80,533
Trustees	19,644
Custodian	8,623
Interest expense	7,615
Miscellaneous	35,819

Total expenses	7,430,435

Net investment income (loss)	7,124,571

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	98,051,996
Net change in unrealized appreciation (depreciation) on investments	80,733,229

Net realized and unrealized gain (loss) on investments	178,785,225

Net increase (decrease) in net assets resulting from operations	$185,909,796

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,124,571	$12,899,074
Net realized gain (loss) on investments	98,051,996	17,098,501
Net change in unrealized appreciation (depreciation) on investments	80,733,229	(32,867,868)

Net increase (decrease) in net assets resulting from operations	185,909,796	(2,870,293)

Dividends and distributions to shareholders:
From net investment income:
Class A	(401,595)	(212,651)
Investor Class	(187,392)	(78,729)
Class B	(37,724)	—
Class C	(39,031)	—
Class I	(13,115,332)	(6,515,565)

	(13,781,074)	(6,806,945)

From net realized gain on investments:
Class A	(560,034)	(2,639,432)
Investor Class	(329,585)	(1,440,696)
Class B	(111,921)	(593,050)
Class C	(114,937)	(601,232)
Class I	(16,181,185)	(63,644,421)

	(17,297,662)	(68,918,831)

Total dividends and distributions to shareholders	(31,078,736)	(75,725,776)

Capital share transactions:
Net proceeds from sale of shares	86,484,955	160,724,658
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,965,086	75,356,732
Cost of shares redeemed	(203,170,405)	(143,271,971)

Increase (decrease) in net assets derived from capital share transactions	(85,720,364)	92,809,419

Net increase (decrease) in net assets	69,110,696	14,213,350

Net Assets
Beginning of year	710,078,590	695,865,240

End of year	$779,189,286	$710,078,590

Undistributed net investment income at end of year	$—	$11,574,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$23.22	$26.66	$28.35	$26.48	$23.20

Net investment income (loss) (a)	0.16	0.37	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	5.82	(0.60)	0.87	3.64	5.90

Total from investment operations	5.98	(0.23)	1.07	3.82	6.08

Less dividends and distributions:
From net investment income	(0.45)	(0.24)	(0.21)	(0.17)	(0.21)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.07)	(3.21)	(2.76)	(1.95)	(2.80)

Net asset value at end of year	$28.13	$23.22	$26.66	$28.35	$26.48

Total investment return (b)	26.53%	(0.79%)	4.00%	15.28%	29.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%	1.60%	0.76%	0.69%	0.76%
Net expenses	1.15%	1.15%	1.13%	1.13%	1.15%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$33,568	$21,248	$23,644	$20,942	$16,608

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$22.82	$26.24	$27.95	$26.12	$22.92

Net investment income (loss) (a)	0.10	0.29	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	5.71	(0.58)	0.84	3.59	5.82

Total from investment operations	5.81	(0.29)	0.96	3.68	5.90

Less dividends and distributions:
From net investment income	(0.37)	(0.16)	(0.12)	(0.07)	(0.11)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.99)	(3.13)	(2.67)	(1.85)	(2.70)

Net asset value at end of year	$27.64	$22.82	$26.24	$27.95	$26.12

Total investment return (b)	26.22%	(1.07%)	3.62%	14.90%	29.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	1.28%	0.44%	0.34%	0.34%
Net expenses	1.46%	1.48%	1.45%	1.49%	1.57%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$9,973	$11,846	$12,884	$12,040	$10,603

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$20.18	$23.56	$25.42	$24.02	$21.31

Net investment income (loss) (a)	(0.09)	0.12	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	5.05	(0.53)	0.76	3.27	5.38

Total from investment operations	4.96	(0.41)	0.69	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$24.31	$20.18	$23.56	$25.42	$24.02

Total investment return (b)	25.26%	(1.78%)	2.85%	14.07%	28.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39%)	0.58%	(0.30%)	(0.38%)	(0.37%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$3,906	$3,707	$4,777	$5,140	$5,415

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$20.19	$23.59	$25.44	$24.04	$21.33

Net investment income (loss) (a)	(0.09)	0.12	(0.08)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	5.05	(0.55)	0.78	3.28	5.39

Total from investment operations	4.96	(0.43)	0.70	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$24.32	$20.19	$23.59	$25.44	$24.04

Total investment return (b)	25.24%	(1.86%)	2.88%	14.01%	28.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	0.58%	(0.32%)	(0.41%)	(0.41%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$4,218	$3,661	$5,001	$4,347	$3,314

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$25.57	$29.02	$30.62	$28.43	$24.71

Net investment income (loss) (a)	0.26	0.47	0.30	0.27	0.25
Net realized and unrealized gain (loss) on investments	6.40	(0.65)	0.93	3.92	6.33

Total from investment operations	6.66	(0.18)	1.23	4.19	6.58

Less dividends and distributions:
From net investment income	(0.50)	(0.30)	(0.28)	(0.22)	(0.27)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.12)	(3.27)	(2.83)	(2.00)	(2.86)

Net asset value at end of year	$31.11	$25.57	$29.02	$30.62	$28.43

Total investment return (b)	26.83%	(0.51%)	4.24%	15.60%	30.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.86%	1.03%	0.95%	1.00%
Net expenses	0.90%	0.90%	0.88%	0.88%	0.90%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$727,524	$669,617	$649,559	$718,634	$583,273

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

19

Notes to Financial Statements (continued)

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

20	MainStay Epoch U.S. All Cap Fund

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

21

Notes to Financial Statements (continued)

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and

Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the year ended October 31, 2017, the effective management fee rate was 0.84%.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $6,714,633.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $10,923 and $8,312, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $356, $3, $6,203 and $235, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent

22	MainStay Epoch U.S. All Cap Fund

services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,256
Investor Class	42,538
Class B	13,229
Class C	13,485
Class I	123,019

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$176,270,173	24.2%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$603,782,922	$190,461,838	$(19,412,274)	$171,049,564

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,885,565	$84,302,927	$—	$171,049,564	$262,238,056

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(4,917,930)	$(7,207,040)	$12,124,970

The reclassifications for the Fund are primarily due to Real Estate Investment Trusts (REITs) and equalization.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$13,781,074	$16,059,598
Long-Term Capital Gain	17,297,662	59,666,178
Total	$31,078,736	$75,725,776

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate.

During the year ended October 31, 2017, the Fund utilized the line of credit for a total of 12 days, maintained an average daily balance of $11,010,833 at weighted average interest rate of 2.08% and incurred interest expense in the amount of $7,615. As of October 31, 2017, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

23

Notes to Financial Statements (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $327,581 and $433,960, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	232,207	$5,942,147
Shares issued to shareholders in reinvestment of dividends and distributions	39,393	944,655
Shares redeemed	(208,664)	(5,374,220)

Net increase (decrease) in shares outstanding before conversion	62,936	1,512,582
Shares converted into Class A (See Note 1)	225,189	6,032,255
Shares converted from Class A (See Note 1)	(9,948)	(255,225)

Net increase (decrease)	278,177	$7,289,612

Year ended October 31, 2016:
Shares sold	134,997	$3,151,743
Shares issued to shareholders in reinvestment of dividends and distributions	122,224	2,824,590
Shares redeemed	(253,684)	(5,876,932)

Net increase (decrease) in shares outstanding before conversion	3,537	99,401
Shares converted into Class A (See Note 1)	31,268	716,430
Shares converted from Class A (See Note 1)	(6,833)	(157,112)

Net increase (decrease)	27,972	$658,719

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	82,029	$2,077,795
Shares issued to shareholders in reinvestment of dividends and distributions	21,888	516,545
Shares redeemed	(56,311)	(1,409,760)

Net increase (decrease) in shares outstanding before conversion	47,606	1,184,580
Shares converted into Investor Class (See Note 1)	21,323	543,250
Shares converted from Investor Class (See Note 1)	(227,305)	(5,986,941)

Net increase (decrease)	(158,376)	$(4,259,111)

Year ended October 31, 2016:
Shares sold	55,226	$1,240,314
Shares issued to shareholders in reinvestment of dividends and distributions	66,570	1,516,367
Shares redeemed	(88,132)	(1,983,973)

Net increase (decrease) in shares outstanding before conversion	33,664	772,708
Shares converted into Investor Class (See Note 1)	24,222	545,082
Shares converted from Investor Class (See Note 1)	(29,610)	(668,139)

Net increase (decrease)	28,276	$649,651

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	22,897	$493,830
Shares issued to shareholders in reinvestment of dividends and distributions	7,046	147,336
Shares redeemed	(31,141)	(695,520)

Net increase (decrease) in shares outstanding before conversion	(1,198)	(54,354)
Shares converted from Class B (See Note 1)	(21,795)	(490,924)

Net increase (decrease)	(22,993)	$(545,278)

Year ended October 31, 2016:
Shares sold	28,444	$564,934
Shares issued to shareholders in reinvestment of dividends and distributions	28,361	576,125
Shares redeemed	(53,946)	(1,085,033)

Net increase (decrease) in shares outstanding before conversion	2,859	56,026
Shares converted from Class B (See Note 1)	(21,905)	(436,261)

Net increase (decrease)	(19,046)	$(380,235)

24	MainStay Epoch U.S. All Cap Fund

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	42,823	$933,851
Shares issued to shareholders in reinvestment of dividends and distributions	6,499	135,956
Shares redeemed	(57,162)	(1,256,757)

Net increase (decrease)	(7,840)	$(186,950)

Year ended October 31, 2016:
Shares sold	19,621	$389,838
Shares issued to shareholders in reinvestment of dividends and distributions	26,708	541,910
Shares redeemed	(77,027)	(1,543,960)

Net increase (decrease)	(30,698)	$(612,212)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,813,391	$77,037,332
Shares issued to shareholders in reinvestment of dividends and distributions	1,104,331	29,220,594
Shares redeemed	(6,728,836)	(194,434,148)

Net increase (decrease) in shares outstanding before conversion	(2,811,114)	(88,176,222)
Shares converted into Class I (See Note 1)	5,551	157,585

Net increase (decrease)	(2,805,563)	$(88,018,637)

Year ended October 31, 2016:
Shares sold	6,249,144	$155,377,829
Shares issued to shareholders in reinvestment of dividends and distributions	2,752,963	69,897,740
Shares redeemed	(5,194,960)	(132,782,073)

Net increase (decrease)	3,807,147	$92,493,496

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch U.S. All Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch U.S. All Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

26	MainStay Epoch U.S. All Cap Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. The Special Meeting was adjourned with respect to Proposal 2. We reconvened the Meeting on December 14, 2017 and Proposal 2 passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Results for Proposal 2 are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,930,021.010	50,975.555	56,258.502	547,755.212

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,931,768.782	42,882.125	62,604.160	547,755.212

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,918,123.671	53,832.588	65,298.808	547,755.212

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,932,964.296	42,234.614	62,056.157	547,755.212

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,927,230.187	48,820.119	61,204.761	547,755.21

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,927,608.355	45,761.550	63,885.162	547,755.212

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,936,434.023	37,423.397	63,397.647	547,755.212

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,950,336.523	23,530.226	63,388.318	547,755.212

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $28,468,192 as long term capital gain distributions.

For the fiscal year ended October 31, 2017, the Fund designated approximately $12,488,299 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 80.78% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch U.S. All Cap Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716815 MS286-17	MSEUAC11-12/17 (NYLIM) NL259

MainStay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	19.24 22.93%	13.81 14.51%	6.60 6.92%	0.53 0.53%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	19.13 22.81	13.69 14.39	8.05 8.39	0.76 0.76
Class I Shares	No Sales Charge		1/2/1991	23.20	14.79	7.20	0.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or SInce Inception
S&P 500® Index[3]	23.63%	15.18%	7.51%
Morningstar Large Blend Category Average[4]	22.34	13.70	6.62

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,088.00	$3.16	$1,022.20	$3.06	0.60%

Investor Class Shares	$1,000.00	$1,087.50	$3.68	$1,021.70	$3.57	0.70%

Class I Shares	$1,000.00	$1,089.30	$1.84	$1,023.40	$1.79	0.35%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Banks	6.4%
Software	5.3
Oil, Gas & Consumable Fuels	5.0
Internet Software & Services	4.9
Pharmaceuticals	4.6
Technology Hardware, Storage & Peripherals	4.4
IT Services	4.0
Semiconductors & Semiconductor Equipment	3.9
Capital Markets	2.9
Biotechnology	2.8
Equity Real Estate Investment Trusts	2.8
Health Care Equipment & Supplies	2.8
Internet & Direct Marketing Retail	2.8
Health Care Providers & Services	2.7
Insurance	2.7
Media	2.6
Aerospace & Defense	2.4
Chemicals	2.2
Industrial Conglomerates	2.0
Specialty Retail	2.0
Beverages	1.9
Diversified Telecommunication Services	1.9
Electric Utilities	1.9
Hotels, Restaurants & Leisure	1.8
Diversified Financial Services	1.6
Food & Staples Retailing	1.6
Machinery	1.6
Household Products	1.5
Tobacco	1.3
Food Products	1.2
Communications Equipment	1.0
Multi-Utilities	1.0

Road & Rail	0.9%
Energy Equipment & Services	0.8
Life Sciences Tools & Services	0.8
Air Freight & Logistics	0.7
Consumer Finance	0.7
Electrical Equipment	0.6
Textiles, Apparel & Luxury Goods	0.6
Airlines	0.5
Automobiles	0.5
Containers & Packaging	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Multiline Retail	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Metals & Mining	0.3
Professional Services	0.3
Auto Components	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 ‡
Short-Term Investments	2.2
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2017 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	Johnson & Johnson

7.	Berkshire Hathaway, Inc., Class B

8.	JPMorgan Chase & Co.

9.	Exxon Mobil Corp.

10.	Bank of America Corp.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 22.93% for Class A shares and 22.81% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 23.20%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. All share classes outperformed the 22.34% return of the Morningstar Large Blend Category Average2 for the 12 months ended October 31, 2017. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were real estate management & development; semiconductors & semiconductor equipment; and technology hardware, storage & peripherals. The S&P 500® industries with the lowest total returns were leisure products, energy equipment & services, and food products.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were banks; software; and technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were energy equipment & services, food products, and diversified telecommunication services.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were graphics processing company NVIDIA, semiconductors & semiconductor equipment company Micron Technology, and independent power & renewable electricity producer NRG Energy.

Over the same period, the S&P 500® stocks with the lowest total returns were textiles, apparel & luxury goods company Under Armour, and specialty retailer Foot Locker.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were technology hardware, storage & peripherals company Apple; software company Microsoft; and Internet & direct marketing retailer Amazon.com. Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were industrial conglomerate General Electric; semiconductors & semiconductor equipment company Qualcomm; oil, gas & consumable fuels company Occidental Petroleum; and energy equipment & services company Schlumberger, Ltd.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, 36 companies were added to the S&P 500® Index and 38 companies were deleted from the S&P 500® Index. The difference between the additions and deletions resulted from two spin-offs being added on October 31, 2016, and subsequently deleted on November 1, 2016. In terms of Index weight, significant additions to the Index included biopharmaceutical company Incyte and IT services company DXC Technology. Significant deletions included chemical company E.I. Du Pont de Nemours & Co., which merged with Dow Chemical to form DowDuPont, and tobacco company Reynolds American, which was acquired by British American Tobacco.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 97.7%†
Aerospace & Defense 2.4%
Arconic, Inc.	24,004	$602,980
Boeing Co.	31,564	8,142,881
General Dynamics Corp.	15,832	3,213,579
L3 Technologies, Inc.	4,387	821,159
Lockheed Martin Corp.	14,243	4,389,123
Northrop Grumman Corp.	9,909	2,928,407
Raytheon Co.	16,547	2,981,769
Rockwell Collins, Inc.	9,206	1,248,334
Textron, Inc.	15,048	793,632
TransDigm Group, Inc.	2,779	771,172
United Technologies Corp.	42,200	5,053,872

		30,946,908

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	8,032	630,753
Expeditors International of Washington, Inc.	10,227	597,052
FedEx Corp.	13,984	3,157,727
United Parcel Service, Inc., Class B	39,051	4,589,664

		8,975,196

Airlines 0.5%
Alaska Air Group, Inc.	7,009	462,805
American Airlines Group, Inc.	24,623	1,152,849
Delta Air Lines, Inc.	37,841	1,893,185
Southwest Airlines Co.	31,284	1,684,956
United Continental Holdings, Inc. (a)	14,690	859,071

		6,052,866

Auto Components 0.2%
BorgWarner, Inc.	11,370	599,427
Delphi Automotive PLC	15,229	1,513,458
Goodyear Tire & Rubber Co.	14,324	438,171

		2,551,056

Automobiles 0.5%
Ford Motor Co.	222,339	2,728,099
General Motors Co.	74,555	3,204,374
Harley-Davidson, Inc.	9,697	459,056

		6,391,529

Banks 6.4%
♦Bank of America Corp.	557,409	15,267,433
BB&T Corp.	45,929	2,261,544
Citigroup, Inc.	154,778	11,376,183
Citizens Financial Group, Inc.	28,443	1,081,118
Comerica, Inc.	10,010	786,486
Fifth Third Bancorp	41,881	1,210,361
Huntington Bancshares, Inc.	61,059	842,614
♦JPMorgan Chase & Co.	199,908	20,112,744
KeyCorp	62,365	1,138,161

	Shares	Value
Banks (continued)
M&T Bank Corp.	8,638	$1,440,559
People’s United Financial, Inc.	19,478	363,460
PNC Financial Services Group, Inc.	27,241	3,726,296
Regions Financial Corp.	68,407	1,058,940
SunTrust Banks, Inc.	27,265	1,641,626
U.S. Bancorp	90,276	4,909,209
Wells Fargo & Co.	253,795	14,248,051
Zions Bancorp.	11,414	530,295

		81,995,080

Beverages 1.9%
Brown-Forman Corp., Class B	11,124	634,290
Coca-Cola Co.	218,075	10,027,089
Constellation Brands, Inc., Class A	9,748	2,135,689
Dr. Pepper Snapple Group, Inc.	10,330	884,868
Molson Coors Brewing Co., Class B	10,394	840,563
Monster Beverage Corp. (a)	23,579	1,365,931
PepsiCo., Inc.	81,207	8,951,448

		24,839,878

Biotechnology 2.8%
AbbVie, Inc.	90,468	8,164,737
Alexion Pharmaceuticals, Inc. (a)	12,750	1,525,665
Amgen, Inc.	41,481	7,268,301
Biogen, Inc. (a)	12,020	3,746,153
Celgene Corp. (a)	44,388	4,481,856
Gilead Sciences, Inc.	74,185	5,560,908
Incyte Corp. (a)	9,603	1,087,540
Regeneron Pharmaceuticals, Inc. (a)	4,364	1,757,034
Vertex Pharmaceuticals, Inc. (a)	14,333	2,095,914

		35,688,108

Building Products 0.3%
A.O. Smith Corp.	8,362	495,030
Allegion PLC	5,359	446,887
Fortune Brands Home & Security, Inc.	8,627	569,900
Johnson Controls International PLC	52,968	2,192,346
Masco Corp.	18,232	725,998

		4,430,161

Capital Markets 2.9%
Affiliated Managers Group, Inc.	3,181	593,257
Ameriprise Financial, Inc.	8,524	1,334,347
Bank of New York Mellon Corp.	58,692	3,019,703
BlackRock, Inc.	7,046	3,317,468
Cboe Global Markets, Inc.	6,407	724,376
Charles Schwab Corp.	67,706	3,035,937
CME Group, Inc.	19,316	2,649,576
E*TRADE Financial Corp. (a)	15,457	673,771
Franklin Resources, Inc.	18,692	787,494
Goldman Sachs Group, Inc.	20,439	4,956,049

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Intercontinental Exchange, Inc.	33,432	$2,209,855
Invesco, Ltd.	23,149	828,503
Moody’s Corp.	9,440	1,344,350
Morgan Stanley	80,336	4,016,800
Nasdaq, Inc.	6,543	475,349
Northern Trust Corp.	12,241	1,144,778
Raymond James Financial, Inc.	7,259	615,418
S&P Global, Inc.	14,675	2,296,197
State Street Corp.	21,244	1,954,448
T. Rowe Price Group, Inc.	13,787	1,280,812

		37,258,488

Chemicals 2.2%
Air Products & Chemicals, Inc.	12,349	1,968,801
Albemarle Corp.	6,302	887,889
CF Industries Holdings, Inc.	13,020	494,500
DowDuPont, Inc.	132,548	9,584,546
Eastman Chemical Co.	8,308	754,449
Ecolab, Inc.	14,869	1,942,784
FMC Corp.	7,620	707,593
International Flavors & Fragrances, Inc.	4,489	661,768
LyondellBasell Industries N.V., Class A	18,451	1,910,232
Monsanto Co.	24,946	3,020,961
Mosaic Co.	19,801	442,354
PPG Industries, Inc.	14,633	1,700,940
Praxair, Inc.	16,180	2,364,222
Sherwin-Williams Co.	4,670	1,845,350

		28,286,389

Commercial Services & Supplies 0.3%
Cintas Corp.	4,870	725,825
Republic Services, Inc.	13,176	857,362
Stericycle, Inc. (a)	4,748	336,396
Waste Management, Inc.	22,998	1,889,746

		3,809,329

Communications Equipment 1.0%
Cisco Systems, Inc.	283,917	9,695,765
F5 Networks, Inc. (a)	3,610	437,785
Harris Corp.	6,803	947,794
Juniper Networks, Inc.	21,634	537,172
Motorola Solutions, Inc.	9,240	836,590

		12,455,106

Construction & Engineering 0.1%
Fluor Corp.	7,929	341,660
Jacobs Engineering Group, Inc.	6,853	398,913
Quanta Services, Inc. (a)	8,594	324,252

		1,064,825

	Shares	Value
Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,561	$772,203
Vulcan Materials Co.	7,451	907,159

		1,679,362

Consumer Finance 0.7%
American Express Co.	41,710	3,984,139
Capital One Financial Corp.	27,478	2,532,922
Discover Financial Services	21,167	1,408,240
Navient Corp.	15,582	194,152
Synchrony Financial	42,500	1,386,350

		9,505,803

Containers & Packaging 0.4%
Avery Dennison Corp.	5,103	541,785
Ball Corp.	19,903	854,436
International Paper Co.	23,472	1,344,241
Packaging Corp. of America	5,355	622,626
Sealed Air Corp.	10,803	477,817
WestRock Co.	14,439	885,544

		4,726,449

Distributors 0.1%
Genuine Parts Co.	8,434	744,132
LKQ Corp. (a)	17,546	661,309

		1,405,441

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	11,717	289,879

Diversified Financial Services 1.6%
♦Berkshire Hathaway, Inc., Class B (a)	109,308	20,434,037
Leucadia National Corp.	18,110	458,183

		20,892,220

Diversified Telecommunication Services 1.9%
AT&T, Inc.	348,806	11,737,322
CenturyLink, Inc.	31,199	592,469
Level 3 Communications, Inc. (a)	16,641	892,457
Verizon Communications, Inc.	231,903	11,101,196

		24,323,444

Electric Utilities 1.9%
Alliant Energy Corp.	13,135	568,220
American Electric Power Co., Inc.	27,908	2,076,634
Duke Energy Corp.	39,708	3,506,613
Edison International	18,387	1,470,041
Entergy Corp.	10,137	874,418
Eversource Energy	17,952	1,124,513
Exelon Corp.	54,579	2,194,622
FirstEnergy Corp.	25,185	829,846
NextEra Energy, Inc.	26,539	4,115,403
PG&E Corp.	29,152	1,684,111
Pinnacle West Capital Corp.	6,342	556,257
PPL Corp.	38,870	1,459,957

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Southern Co.	56,541	$2,951,440
Xcel Energy, Inc.	28,669	1,419,689

		24,831,764

Electrical Equipment 0.6%
Acuity Brands, Inc.	2,393	400,110
AMETEK, Inc.	13,024	878,990
Eaton Corp. PLC	25,428	2,034,748
Emerson Electric Co.	36,359	2,343,701
Rockwell Automation, Inc.	7,257	1,457,351

		7,114,900

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	17,442	1,517,454
Corning, Inc.	51,343	1,607,549
FLIR Systems, Inc.	7,724	361,638
TE Connectivity, Ltd.	20,182	1,835,957

		5,322,598

Energy Equipment & Services 0.8%
Baker Hughes, a GE Co.	24,209	760,889
Halliburton Co.	49,205	2,103,022
Helmerich & Payne, Inc.	6,019	326,892
National Oilwell Varco, Inc.	21,372	730,709
Schlumberger, Ltd.	78,934	5,051,776
TechnipFMC PLC (a)	25,232	691,104

		9,664,392

Equity Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, Inc.	5,322	659,715
American Tower Corp.	24,397	3,505,117
Apartment Investment & Management Co., Class A	8,737	384,253
AvalonBay Communities, Inc.	7,793	1,413,105
Boston Properties, Inc.	8,674	1,051,115
Crown Castle International Corp.	23,096	2,473,120
Digital Realty Trust, Inc.	11,624	1,376,747
Duke Realty Corp.	20,179	574,698
Equinix, Inc.	4,423	2,050,061
Equity Residential	20,872	1,403,851
Essex Property Trust, Inc.	3,749	983,850
Extra Space Storage, Inc.	7,016	572,435
Federal Realty Investment Trust	4,065	489,914
GGP, Inc.	35,575	692,290
HCP, Inc.	26,301	679,618
Host Hotels & Resorts, Inc.	42,034	822,185
Iron Mountain, Inc.	15,031	601,240
Kimco Realty Corp.	24,053	436,803
Macerich Co.	6,185	337,701
Mid-America Apartment Communities, Inc.	6,406	655,654
Prologis, Inc.	30,147	1,946,893
Public Storage	8,476	1,756,651

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Realty Income Corp.	15,431	$828,182
Regency Centers Corp.	8,413	517,820
SBA Communications Corp. (a)	6,819	1,071,810
Simon Property Group, Inc.	17,658	2,742,817
SL Green Realty Corp.	5,627	538,391
UDR, Inc.	15,051	583,828
Ventas, Inc.	20,232	1,269,558
Vornado Realty Trust	9,733	728,612
Welltower, Inc.	20,970	1,404,151
Weyerhaeuser Co.	42,710	1,533,716

		36,085,901

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	24,912	4,012,825
CVS Health Corp.	57,749	3,957,539
Kroger Co.	50,976	1,055,203
Sysco Corp.	27,590	1,534,556
Wal-Mart Stores, Inc.	83,152	7,260,001
Walgreens Boots Alliance, Inc.	50,311	3,334,110

		21,154,234

Food Products 1.2%
Archer-Daniels-Midland Co.	31,980	1,307,023
Campbell Soup Co.	11,018	521,923
Conagra Brands, Inc.	23,629	807,167
General Mills, Inc.	32,752	1,700,484
Hershey Co.	7,973	846,573
Hormel Foods Corp.	15,071	469,612
J.M. Smucker Co.	6,449	683,916
Kellogg Co.	14,117	882,736
Kraft Heinz Co.	33,918	2,622,879
McCormick & Co., Inc.	6,807	677,501
Mondelez International, Inc., Class A	85,647	3,548,355
Tyson Foods, Inc., Class A	16,452	1,199,515

		15,267,684

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	98,731	5,354,182
Align Technology, Inc. (a)	4,097	979,101
Baxter International, Inc.	28,497	1,837,202
Becton Dickinson & Co.	12,925	2,697,060
Boston Scientific Corp. (a)	77,848	2,190,643
C.R. Bard, Inc.	4,099	1,340,660
Cooper Cos., Inc.	2,746	659,754
Danaher Corp.	34,725	3,204,076
DENTSPLY SIRONA, Inc.	13,136	802,215
Edwards Lifesciences Corp. (a)	11,937	1,220,319
Hologic, Inc. (a)	15,665	592,920
IDEXX Laboratories, Inc. (a)	5,009	832,345
Intuitive Surgical, Inc. (a)	6,357	2,386,163
Medtronic PLC	76,953	6,196,256
ResMed, Inc.	8,059	678,407
Stryker Corp.	18,288	2,832,263

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (a)	5,230	$544,914
Zimmer Biomet Holdings, Inc.	11,439	1,391,211

		35,739,691

Health Care Providers & Services 2.7%
Aetna, Inc.	18,829	3,201,495
AmerisourceBergen Corp.	9,093	699,706
Anthem, Inc.	14,927	3,122,878
Cardinal Health, Inc.	18,003	1,114,386
Centene Corp. (a)	9,763	914,500
Cigna Corp.	14,313	2,822,810
DaVita, Inc. (a)	8,690	527,831
Envision Healthcare Corp. (a)	6,868	292,577
Express Scripts Holding Co. (a)	32,832	2,012,273
HCA Healthcare, Inc. (a)	16,429	1,242,854
Henry Schein, Inc. (a)	9,016	708,658
Humana, Inc.	8,212	2,096,934
Laboratory Corp. of America Holdings (a)	5,767	886,445
McKesson Corp.	11,999	1,654,422
Patterson Cos., Inc.	4,671	172,827
Quest Diagnostics, Inc.	7,855	736,642
UnitedHealth Group, Inc.	54,965	11,554,742
Universal Health Services, Inc., Class B	5,104	524,181

		34,286,161

Health Care Technology 0.1%
Cerner Corp. (a)	17,895	1,208,270

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	23,186	1,539,318
Chipotle Mexican Grill, Inc. (a)	1,426	387,729
Darden Restaurants, Inc.	7,121	585,845
Hilton Worldwide Holdings, Inc.	11,636	841,050
Marriott International, Inc., Class A	17,772	2,123,398
McDonald’s Corp.	46,015	7,680,364
MGM Resorts International	29,408	921,941
Norwegian Cruise Line Holdings, Ltd. (a)	10,109	563,577
Royal Caribbean Cruises, Ltd.	9,783	1,210,842
Starbucks Corp.	82,026	4,498,306
Wyndham Worldwide Corp.	5,839	623,897
Wynn Resorts, Ltd.	4,542	669,900
Yum! Brands, Inc.	19,586	1,458,178

		23,104,345

Household Durables 0.4%
D.R. Horton, Inc.	19,117	845,162
Garmin, Ltd.	6,502	368,078
Leggett & Platt, Inc.	7,615	359,885
Lennar Corp., Class A	11,566	643,879
Mohawk Industries, Inc. (a)	3,558	931,342
Newell Brands, Inc.	27,861	1,136,172
PulteGroup, Inc.	15,769	476,697
Whirlpool Corp.	4,205	689,326

		5,450,541

	Shares	Value
Household Products 1.5%
Church & Dwight Co., Inc.	14,182	$640,601
Clorox Co.	7,309	924,808
Colgate-Palmolive Co.	50,109	3,530,179
Kimberly-Clark Corp.	20,071	2,258,188
Procter & Gamble Co.	144,862	12,507,385

		19,861,161

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	37,034	393,671
NRG Energy, Inc.	17,544	438,600

		832,271

Industrial Conglomerates 2.0%
3M Co.	33,901	7,803,671
General Electric Co.	491,847	9,915,636
Honeywell International, Inc.	43,338	6,247,606
Roper Technologies, Inc.	5,782	1,492,739

		25,459,652

Insurance 2.7%
Aflac, Inc.	22,580	1,894,236
Allstate Corp.	20,528	1,926,758
American International Group, Inc.	51,356	3,318,111
Aon PLC	14,458	2,073,711
Arthur J. Gallagher & Co.	10,242	648,626
Assurant, Inc.	3,063	308,291
Brighthouse Financial, Inc. (a)	5,583	347,151
Chubb, Ltd.	26,440	3,987,681
Cincinnati Financial Corp.	8,362	586,762
Everest Re Group, Ltd.	2,335	554,446
Hartford Financial Services Group, Inc.	20,901	1,150,600
Lincoln National Corp.	12,593	954,298
Loews Corp.	15,614	773,049
Marsh & McLennan Cos., Inc.	29,182	2,361,699
MetLife, Inc.	60,421	3,237,357
Principal Financial Group, Inc.	15,112	995,125
Progressive Corp.	33,023	1,606,569
Prudential Financial, Inc.	24,354	2,690,143
Torchmark Corp.	6,017	506,210
Travelers Cos., Inc.	15,687	2,077,743
Unum Group	12,829	667,621
Willis Towers Watson PLC	7,629	1,228,879
XL Group, Ltd.	14,663	593,412

		34,488,478

Internet & Direct Marketing Retail 2.8%
♦Amazon.com, Inc. (a)	22,650	25,034,592
Expedia, Inc.	6,911	861,525
Netflix, Inc. (a)	24,527	4,817,839
Priceline Group, Inc. (a)	2,787	5,328,632
TripAdvisor, Inc. (a)	6,306	236,475

		36,279,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Internet Software & Services 4.9%
Akamai Technologies, Inc. (a)	9,963	$520,567
♦Alphabet, Inc. (a) Class A	16,919	17,478,004
Class C	17,148	17,433,342
eBay, Inc. (a)	56,547	2,128,429
♦Facebook, Inc., Class A (a)	134,655	24,245,979
VeriSign, Inc. (a)	4,942	531,364

		62,337,685

IT Services 4.0%
Accenture PLC, Class A	35,107	4,997,833
Alliance Data Systems Corp.	2,742	613,468
Automatic Data Processing, Inc.	25,244	2,934,867
Cognizant Technology Solutions Corp., Class A	33,512	2,535,853
CSRA, Inc.	9,293	297,283
DXC Technology Co.	16,117	1,475,028
Fidelity National Information Services, Inc.	18,809	1,744,723
Fiserv, Inc. (a)	11,965	1,548,630
Gartner, Inc. (a)	5,104	639,582
Global Payments, Inc.	8,646	898,752
International Business Machines Corp.	49,236	7,585,298
Mastercard, Inc., Class A	53,046	7,891,653
Paychex, Inc.	18,222	1,162,381
PayPal Holdings, Inc. (a)	64,253	4,662,198
Total System Services, Inc.	9,636	694,274
Visa, Inc., Class A	103,996	11,437,480
Western Union Co.	26,377	523,847

		51,643,150

Leisure Products 0.1%
Hasbro, Inc.	6,371	589,891
Mattel, Inc.	19,357	273,321

		863,212

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	18,279	1,243,520
Illumina, Inc. (a)	8,254	1,693,638
Mettler-Toledo International, Inc. (a)	1,472	1,004,831
PerkinElmer, Inc.	6,180	446,938
Quintiles IMS Holdings, Inc. (a)	8,610	930,741
Thermo Fisher Scientific, Inc.	22,750	4,409,633
Waters Corp. (a)	4,549	891,832

		10,621,133

Machinery 1.6%
Caterpillar, Inc.	33,493	4,548,349
Cummins, Inc.	8,956	1,584,137
Deere & Co.	18,171	2,414,562
Dover Corp.	8,826	842,795
Flowserve Corp.	7,316	322,416
Fortive Corp.	17,337	1,252,772

	Shares	Value
Machinery (continued)
Illinois Tool Works, Inc.	17,596	$2,754,126
Ingersoll-Rand PLC	14,411	1,276,815
PACCAR, Inc.	19,969	1,432,376
Parker-Hannifin Corp.	7,608	1,389,297
Pentair PLC	9,411	663,099
Snap-on, Inc.	3,246	512,154
Stanley Black & Decker, Inc.	8,686	1,403,223
Xylem, Inc.	10,022	666,764

		21,062,885

Media 2.6%
CBS Corp., Class B	20,682	1,160,674
Charter Communications, Inc., Class A (a)	11,435	3,821,234
Comcast Corp., Class A	267,224	9,628,081
Discovery Communications, Inc. (a) Class A	8,340	157,459
Class C	11,552	205,741
DISH Network Corp., Class A (a)	12,880	625,195
Interpublic Group of Cos., Inc.	22,755	438,034
News Corp. Class A	21,320	291,231
Class B	6,922	96,216
Omnicom Group, Inc.	13,231	888,991
Scripps Networks Interactive, Inc., Class A	5,451	453,959
Time Warner, Inc.	44,087	4,333,311
Twenty-First Century Fox, Inc. Class A	59,727	1,561,861
Class B	24,966	635,385
Viacom, Inc., Class B	19,721	473,895
Walt Disney Co.	87,743	8,582,143

		33,353,410

Metals & Mining 0.3%
Freeport-McMoRan, Inc. (a)	75,897	1,061,040
Newmont Mining Corp.	30,313	1,096,118
Nucor Corp.	18,097	1,046,550

		3,203,708

Multi-Utilities 1.0%
Ameren Corp.	13,793	855,028
CenterPoint Energy, Inc.	24,499	724,680
CMS Energy Corp.	15,843	766,326
Consolidated Edison, Inc.	17,613	1,515,599
Dominion Energy, Inc.	36,530	2,964,044
DTE Energy Co.	10,155	1,121,721
NiSource, Inc.	18,358	484,101
Public Service Enterprise Group, Inc.	28,552	1,404,758
SCANA Corp.	7,984	344,430
Sempra Energy	14,260	1,675,550
WEC Energy Group, Inc.	17,863	1,203,788

		13,060,025

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multiline Retail 0.4%
Dollar General Corp.	14,799	$1,196,351
Dollar Tree, Inc. (a)	13,454	1,227,678
Kohl’s Corp.	9,691	404,696
Macy’s, Inc.	17,303	324,604
Nordstrom, Inc.	6,564	260,263
Target Corp.	31,029	1,831,952

		5,245,544

Oil, Gas & Consumable Fuels 5.0%
Anadarko Petroleum Corp.	31,655	1,562,807
Andeavor	8,201	871,274
Apache Corp.	21,413	885,856
Cabot Oil & Gas Corp.	26,464	733,053
Chesapeake Energy Corp. (a)	51,587	201,189
Chevron Corp.	107,702	12,481,585
Cimarex Energy Co.	5,374	628,382
Concho Resources, Inc. (a)	8,433	1,131,793
ConocoPhillips	69,182	3,538,659
Devon Energy Corp.	29,884	1,102,720
EOG Resources, Inc.	32,817	3,277,434
EQT Corp.	9,689	605,950
♦Exxon Mobil Corp.	240,714	20,063,512
Hess Corp.	15,350	677,856
Kinder Morgan, Inc.	109,142	1,976,562
Marathon Oil Corp.	48,320	687,110
Marathon Petroleum Corp.	28,779	1,719,257
Newfield Exploration Co. (a)	11,125	342,539
Noble Energy, Inc.	27,640	770,327
Occidental Petroleum Corp.	43,379	2,800,982
ONEOK, Inc.	21,561	1,170,115
Phillips 66	24,426	2,224,720
Pioneer Natural Resources Co.	9,670	1,447,309
Range Resources Corp.	12,828	232,315
Valero Energy Corp.	25,090	1,979,350
Williams Cos., Inc.	46,872	1,335,852

		64,448,508

Personal Products 0.1%
Coty, Inc., Class A	26,602	409,671
Estee Lauder Cos., Inc., Class A	12,615	1,410,483

		1,820,154

Pharmaceuticals 4.6%
Allergan PLC	18,992	3,365,952
Bristol-Myers Squibb Co.	93,163	5,744,431
Eli Lilly & Co.	55,108	4,515,549
♦Johnson & Johnson	152,475	21,256,540
Merck & Co., Inc.	155,488	8,565,834
Mylan N.V. (a)	30,486	1,088,655
Perrigo Co. PLC	7,539	610,584
Pfizer, Inc.	339,259	11,894,421
Zoetis, Inc.	27,970	1,785,045

		58,827,011

	Shares	Value
Professional Services 0.3%
Equifax, Inc.	6,835	$741,803
IHS Markit, Ltd. (a)	20,637	879,343
Nielsen Holdings PLC	18,974	703,366
Robert Half International, Inc.	7,168	371,087
Verisk Analytics, Inc. (a)	8,829	750,906

		3,446,505

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	17,086	671,821

Road & Rail 0.9%
CSX Corp.	51,884	2,616,510
J.B. Hunt Transport Services, Inc.	4,953	526,949
Kansas City Southern	5,990	624,278
Norfolk Southern Corp.	16,371	2,151,477
Union Pacific Corp.	45,500	5,268,445

		11,187,659

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc. (a)	45,718	502,212
Analog Devices, Inc.	20,864	1,904,883
Applied Materials, Inc.	60,585	3,418,811
Broadcom, Ltd.	23,114	6,100,016
Intel Corp.	266,944	12,143,283
KLA-Tencor Corp.	8,895	968,577
Lam Research Corp.	9,215	1,921,973
Microchip Technology, Inc.	13,231	1,254,299
Micron Technology, Inc. (a)	63,288	2,804,291
NVIDIA Corp.	34,085	7,049,119
Qorvo, Inc. (a)	7,217	547,121
QUALCOMM, Inc.	83,832	4,276,270
Skyworks Solutions, Inc.	10,519	1,197,693
Texas Instruments, Inc.	56,242	5,438,039
Xilinx, Inc.	14,128	1,041,092

		50,567,679

Software 5.3%
Activision Blizzard, Inc.	42,886	2,808,604
Adobe Systems, Inc. (a)	28,029	4,909,560
ANSYS, Inc. (a)	4,860	664,411
Autodesk, Inc. (a)	12,529	1,565,624
CA, Inc.	17,750	574,745
Cadence Design Systems, Inc. (a)	15,918	687,021
Citrix Systems, Inc. (a)	8,176	675,419
Electronic Arts, Inc. (a)	17,546	2,098,501
Intuit, Inc.	13,834	2,089,211
♦Microsoft Corp.	437,554	36,395,742
Oracle Corp.	171,668	8,737,901
Red Hat, Inc. (a)	10,081	1,218,087
salesforce.com, Inc. (a)	38,788	3,969,564
Symantec Corp.	34,577	1,123,752
Synopsys, Inc. (a)	8,561	740,698

		68,258,840

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail 2.0%
Advance Auto Parts, Inc.	4,168	$340,692
AutoZone, Inc. (a)	1,592	938,484
Best Buy Co., Inc.	15,084	844,402
CarMax, Inc. (a)	10,410	781,791
Foot Locker, Inc.	7,044	211,884
Gap, Inc.	12,369	321,470
Home Depot, Inc.	67,014	11,109,581
L Brands, Inc.	14,178	610,221
Lowe’s Cos., Inc.	47,993	3,837,040
O’Reilly Automotive, Inc. (a)	5,004	1,055,594
Ross Stores, Inc.	22,110	1,403,764
Signet Jewelers, Ltd.	3,435	225,233
Tiffany & Co.	5,800	542,996
TJX Cos., Inc.	36,146	2,522,991
Tractor Supply Co.	7,198	433,752
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,308	667,521

		25,847,416

Technology Hardware, Storage & Peripherals 4.4%
♦Apple, Inc.	293,430	49,601,407
Hewlett Packard Enterprise Co.	93,380	1,299,850
HP, Inc.	94,885	2,044,772
NetApp, Inc.	15,379	683,135
Seagate Technology PLC	16,720	618,138
Western Digital Corp.	16,752	1,495,451
Xerox Corp.	12,019	364,296

		56,107,049

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	20,719	466,177
Michael Kors Holdings, Ltd. (a)	8,867	432,798
NIKE, Inc., Class B	74,644	4,104,673
PVH Corp.	4,486	568,870
Ralph Lauren Corp.	3,183	284,656
Tapestry, Inc.	15,866	649,713
Under Armour, Inc. (a) Class A	10,186	127,529
Class C	10,263	118,332
VF Corp.	18,560	1,292,704

		8,045,452

Tobacco 1.3%
Altria Group, Inc.	108,991	6,999,402
Philip Morris International, Inc.	88,232	9,232,596

		16,231,998

Trading Companies & Distributors 0.2%
Fastenal Co.	16,191	760,492
United Rentals, Inc. (a)	4,767	674,435
W.W. Grainger, Inc.	2,983	589,739

		2,024,666

	Shares	Value
Water Utilities 0.1%
American Water Works Co., Inc.	9,994	$877,073

Total Common Stocks (Cost $377,221,803)		1,253,471,206	(b)

	Principal Amount
Short-Term Investments 2.2%
U.S. Governments 2.2%
United States Treasury Bills (c)
0.932%, due 12/14/17	$400,000	399,562
0.934%, due 12/14/17	400,000	399,560
0.936%, due 12/14/17	100,000	99,890
0.944%, due 12/14/17	6,000,000	5,993,335
0.954%, due 12/14/17	19,100,000	19,078,578
0.96%, due 12/14/17	100,000	99,887
1.078%, due 1/18/18	700,000	698,355
1.084%, due 1/18/18	500,000	498,825
1.099%, due 1/18/18	300,000	299,295
1.103%, due 1/25/18 (d)	1,400,000	1,396,402

Total Short-Term Investments (Cost $28,963,759)		28,963,689

Total Investments (Cost $406,185,562)	99.9%	1,282,434,895
Other Assets, Less Liabilities	0.1	913,501
Net Assets	100.0%	$1,283,348,396

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.

(c)	Interest rate shown represents yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2017, the Fund held the following futures contracts:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
E-mini S&P 500	222	December 2017	$28,155,832	$28,556,897	$401,065

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,253,471,206	$—	$—	$1,253,471,206
Short-Term Investments	—	28,963,689	—	28,963,689

Total Investments in Securities	1,253,471,206	28,963,689	—	1,282,434,895

Other Financial Instruments
Futures Contracts (b)	401,065	—	—	401,065

Total Investments in Securities and Other Financial Instruments	$1,253,872,271	$28,963,689	$—	$1,282,835,960

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $406,185,562)	$1,282,434,895
Cash	19,130
Receivables:
Fund shares sold	1,122,313
Dividends and interest	1,046,215
Investment securities sold	132,768
Variation margin on futures contracts	48,603
Other assets	18,988

Total assets	1,284,822,912

Liabilities
Payables:
Fund shares redeemed	772,480
Manager (See Note 3)	265,491
Transfer agent (See Note 3)	139,194
Shareholder communication	137,643
NYLIFE Distributors (See Note 3)	119,069
Professional fees	16,398
Custodian	9,689
Trustees	3,148
Accrued expenses	11,404

Total liabilities	1,474,516

Net assets	$1,283,348,396

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,927
Additional paid-in capital	245,325,032

245,348,959
Undistributed net investment income	16,618,505
Accumulated net realized gain (loss) on investments and futures transactions	144,730,534
Net unrealized appreciation (depreciation) on investments and futures contracts	876,650,398

Net assets	$1,283,348,396

Class A
Net assets applicable to outstanding shares	$527,768,001

Shares of beneficial interest outstanding	9,907,221

Net asset value per share outstanding	$53.27
Maximum sales charge (3.00% of offering price)	1.65

Maximum offering price per share outstanding	$54.92

Investor Class
Net assets applicable to outstanding shares	$38,052,253

Shares of beneficial interest outstanding	715,580

Net asset value per share outstanding	$53.18
Maximum sales charge (3.00% of offering price)	1.64

Maximum offering price per share outstanding	$54.82

Class I
Net assets applicable to outstanding shares	$717,528,142

Shares of beneficial interest outstanding	13,303,923

Net asset value and offering price per share outstanding	$53.93

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends	$24,552,807
Interest	181,952
Other income	1,326

Total income	24,736,085

Expenses
Manager (See Note 3)	2,871,234
Transfer agent (See Note 3)	1,767,070
Distribution/Service—Class A (See Note 3)	1,236,434
Distribution/Service—Investor Class (See Note 3)	136,965
Shareholder communication	181,161
Professional fees	87,198
Registration	60,536
Trustees	31,550
Custodian	22,362
Miscellaneous	45,666

Total expenses before waiver/reimbursement	6,440,176
Expense waiver/reimbursement from Manager (See Note 3)	(527,891)

Net expenses	5,912,285

Net investment income (loss)	18,823,800

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	178,683,319
Futures transactions	7,271,530

Net realized gain (loss) on investments and futures transactions	185,954,849

Net change in unrealized appreciation (depreciation) on:
Investments	63,271,536
Futures contracts	795,971

Net change in unrealized appreciation (depreciation) on investments and futures contracts	64,067,507

Net realized and unrealized gain (loss) on investments and futures transactions	250,022,356

Net increase (decrease) in net assets resulting from operations	$268,846,156

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,823,800	$32,220,681
Net realized gain (loss) on investments and futures transactions	185,954,849	405,520,861
Net change in unrealized appreciation (depreciation) on investments and futures contracts	64,067,507	(357,412,566)

Net increase (decrease) in net assets resulting from operations	268,846,156	80,328,976

Dividends and distributions to shareholders:
From net investment income:
Class A	(13,213,608)	(8,618,257)
Investor Class	(1,030,180)	(564,071)
Class I	(17,251,584)	(24,298,841)

	(31,495,372)	(33,481,169)

From net realized gain on investments:
Class A	(40,611,090)	(20,647,495)
Investor Class	(3,356,132)	(1,435,303)
Class I	(49,240,152)	(49,966,593)

	(93,207,374)	(72,049,391)

Total dividends and distributions to shareholders	(124,702,746)	(105,530,560)

Capital share transactions:
Net proceeds from sale of shares	186,868,853	319,927,703
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	123,091,574	104,647,161
Cost of shares redeemed (a)	(571,496,913)	(1,007,979,010)

Increase (decrease) in net assets derived from capital share transactions	(261,536,486)	(583,404,146)

Net increase (decrease) in net assets	(117,393,076)	(608,605,730)

Net Assets
Beginning of year	1,400,741,472	2,009,347,202

End of year	$1,283,348,396	$1,400,741,472

Undistributed net investment income at end of year	$16,618,505	$26,880,169

(a)	Includes in-kind redemptions in the amount of $502,767,101 during the year ended October 31, 2016.

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$47.57	$48.27	$46.85	$40.75	$32.74

Net investment income (loss) (a)	0.65	0.74	0.70	0.60	0.57
Net realized and unrealized gain (loss) on investments	9.47	1.06	1.44	6.09	7.94

Total from investment operations	10.12	1.80	2.14	6.69	8.51

Less dividends and distributions:
From net investment income	(1.07)	(0.74)	(0.63)	(0.59)	(0.50)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.42)	(2.50)	(0.72)	(0.59)	(0.50)

Net asset value at end of year	$53.27	$47.57	$48.27	$46.85	$40.75

Total investment return (b)	22.93%	3.92%	4.60%	16.59%	26.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.60%	1.48%	1.37%	1.58%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.64%	0.61%	0.60%	0.62%	0.65%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$527,768	$597,791	$566,621	$549,803	$470,293

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$47.51	$48.22	$46.81	$40.73	$32.73

Net investment income (loss) (a)	0.63	0.69	0.65	0.55	0.53
Net realized and unrealized gain (loss) on investments	9.43	1.05	1.44	6.08	7.94

Total from investment operations	10.06	1.74	2.09	6.63	8.47

Less dividends and distributions:
From net investment income	(1.04)	(0.69)	(0.59)	(0.55)	(0.47)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.39)	(2.45)	(0.68)	(0.55)	(0.47)

Net asset value at end of year	$53.18	$47.51	$48.22	$46.81	$40.73

Total investment return (b)	22.81%	3.81%	4.49%	16.45%	26.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.49%	1.37%	1.27%	1.47%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.82%	0.84%	0.81%	0.80%	0.83%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$38,052	$46,999	$39,219	$32,469	$27,916

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$48.12	$48.81	$47.35	$41.17	$33.06

Net investment income (loss) (a)	0.78	0.87	0.83	0.71	0.67
Net realized and unrealized gain (loss) on investments	9.56	1.06	1.46	6.15	8.01

Total from investment operations	10.34	1.93	2.29	6.86	8.68

Less dividends and distributions:
From net investment income	(1.18)	(0.86)	(0.74)	(0.68)	(0.57)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.53)	(2.62)	(0.83)	(0.68)	(0.57)

Net asset value at end of year	$53.93	$48.12	$48.81	$47.35	$41.17

Total investment return (b)	23.20%	4.17%	4.88%	16.88%	26.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.88%	1.74%	1.62%	1.83%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.39%	0.35%	0.35%	0.37%	0.40%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$717,528	$755,952	$1,403,507	$1,497,877	$1,344,989

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge.Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

23

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

24	MainStay S&P 500 Index Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017, and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under

25

Notes to Financial Statements (continued)

certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$401,065	$401,065

Total Fair Value		$401,065	$401,065

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay S&P 500 Index Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$7,271,530	$7,271,530

Total Realized Gain (Loss)		$7,271,530	$7,271,530

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$795,971	$795,971

Total Change in Unrealized Appreciation (Depreciation)		$795,971	$795,971

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$31,094,509	$31,094,509

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion.

Prior to August 4, 2017, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion, exclusive of any applicable waivers/reimbursements. During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.22%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except for Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $2,871,234 and waived its fees and/or reimbursed expenses in the amount of $527,891.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

27

Notes to Financial Statements (continued)

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $64,507 and $36,256, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $3,341.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$642,984
Investor Class	170,064
Class I	954,022

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$416,531,816	$873,698,986	$(7,795,907)	$865,903,079

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,197,337	$151,899,021	$—	$865,903,079	$1,037,999,437

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, tax adjustments pertaining to corporate actions and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,409,908	$(26,928,529)	$24,518,621

The reclassifications for the Fund are primarily due to distributions in connection with redemption of fund shares and merger related transactions.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$31,887,573	$35,864,226
Long-Term Capital Gain	92,815,173	69,666,334
Total	$124,702,746	$105,530,560

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments

28	MainStay S&P 500 Index Fund

based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $41,034 and $316,529, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,637,535	$79,460,908
Shares issued to shareholders in reinvestment of dividends and distributions	1,151,279	52,363,220
Shares redeemed	(6,094,044)	(286,090,747)

Net increase (decrease) in shares outstanding before conversion	(3,305,230)	(154,266,619)
Shares converted into Class A (See Note 1)	663,411	34,060,436
Shares converted from Class A (See Note 1)	(17,214)	(843,233)

Net increase (decrease)	(2,659,033)	$(121,049,416)

Year ended October 31, 2016:
Shares sold	2,170,137	$100,517,768
Shares issued to shareholders in reinvestment of dividends and distributions	620,657	28,450,950
Shares redeemed	(2,017,214)	(92,535,517)

Net increase (decrease) in shares outstanding before conversion	773,580	36,433,201
Shares converted into Class A (See Note 1)	71,922	3,350,167
Shares converted from Class A (See Note 1)	(16,789)	(784,562)

Net increase (decrease)	828,713	$38,998,806

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	435,957	$21,295,186
Shares issued to shareholders in reinvestment of dividends and distributions	96,416	4,382,631
Shares redeemed	(157,487)	(7,788,435)

Net increase (decrease) in shares outstanding before conversion	374,886	17,889,382
Shares converted into Investor Class (See Note 1)	16,000	783,606
Shares converted from Investor Class (See Note 1)	(664,511)	(34,060,436)

Net increase (decrease)	(273,625)	$(15,387,448)

Year ended October 31, 2016:
Shares sold	312,853	$14,428,690
Shares issued to shareholders in reinvestment of dividends and distributions	43,564	1,996,026
Shares redeemed	(125,299)	(5,783,487)

Net increase (decrease) in shares outstanding before conversion	231,118	10,641,229
Shares converted into Investor Class (See Note 1)	16,804	784,562
Shares converted from Investor Class (See Note 1)	(71,982)	(3,350,167)

Net increase (decrease)	175,940	$8,075,624

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,759,087	$86,112,759
Shares issued to shareholders in reinvestment of dividends and distributions	1,443,714	66,345,723
Shares redeemed	(5,610,291)	(277,617,731)

Net increase (decrease) in shares outstanding before conversion	(2,407,490)	(125,159,249)
Shares converted into Class I (See Note 1)	1,222	59,627

Net increase (decrease)	(2,406,268)	$(125,099,622)

Year ended October 31, 2016:
Shares sold	4,406,303	$204,981,245
Shares issued to shareholders in reinvestment of dividends and distributions	1,603,982	74,200,185
Shares redeemed	(19,056,937)	(909,660,006)

Net increase (decrease)	(13,046,652)	$(630,478,576)

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2016, the MainStay S&P 500 Index Fund redeemed shares of beneficial interest in exchange for securities. Cash and securities were transferred at their current value on the date of transactions.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
7/19/16	7,126,003	$347,251,572	$176,006,322
10/25/16	3,206,393	$155,515,529	$75,220,184

29

Notes to Financial Statements (continued)

Note 11–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of

New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

30	MainStay S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay S&P 500 Index Fund (the “Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay S&P 500 Index Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

31

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal 1 passed. The Special Meeting was adjourned with respect to Proposal 2. We reconvened the Meeting on December 14, 2017 and Proposal 2 passed.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Results for Proposal 2 are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,763,440.217	384,547.543	165,952.704	3,491,088.919

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,780,599.477	360,300.379	173,040.608	3,491,088.919

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,865,340.869	1,258,667.497	189,932.098	3,491,088.919

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,918,811.812	1,231,599.198	163,529.454	3,491,088.919

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,763,793.643	388,185.791	161,961.030	3,491,088.919

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,754,447.334	391,918.524	167,574.606	3,491,088.919

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,783,172.526	362,568.092	168,199.846	3,491,088.919

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,827,668.105	307,501.165	178,771.194	3,491,088.919

32	MainStay S&P 500 Index Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $116,306,508 as long term capital gain distributions.

For the fiscal year ended October 31, 2017, the Fund designated approximately $31,659,138 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 99.73% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay S&P 500 Index Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715991 MS286-17	MSSP11-12/17 (NYLIM) NL226

MainStay Target Date Funds

Message from the President and Annual Report

October 31, 2017

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

This page intentionally left blank

Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	3.27 9.29%	5.14 6.34%	3.85 4.44%	1.29 1.29%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.24 9.24	5.05 6.24	4.50 5.11	1.58 1.58
Class I Shares	No Sales Charge		6/29/2007	9.56	6.60	4.71	1.05
Class R1 Shares	No Sales Charge		8/21/2014	9.35	4.29	N/A	1.12
Class R2 Shares	No Sales Charge		1/8/2009	9.26	6.24	8.19	1.40
Class R3 Shares	No Sales Charge		5/1/2008	8.85	5.98	4.79	1.69

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	23.63%	15.18%	7.51%
MSCI EAFE® Index[4]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.90	2.04	4.19
Retirement 2010 Composite Index[6]	8.04	6.73	4.71
Morningstar Target Date 2000-2010 Category Average[7]	9.38	5.99	3.88

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2000-2010 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000-2010) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,044.20	$1.91	$1,023.30	$1.89	0.37%

Investor Class Shares	$1,000.00	$1,044.00	$2.42	$1,022.80	$2.40	0.47%

Class I Shares	$1,000.00	$1,045.80	$0.62	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$1,045.50	$1.13	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$1,045.00	$2.42	$1,022.80	$2.40	0.47%

Class R3 Shares	$1,000.00	$1,042.20	$3.71	$1,021.60	$3.67	0.72%

1.	Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 9.29% for Class A shares and 9.24% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 9.56%, Class R1 shares returned 9.35%, Class R2 shares returned 9.26% and Class R3 shares returned 8.85%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund, and the 8.04% return of the Retirement 2010 Composite Index,2 which is an additional benchmark of the Fund. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 9.38% return of the Morningstar Target-Date 2000–2010 Category Average.3 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2010 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2010 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, the Underlying Funds contributed positively, if relatively modestly, to the Fund’s relative performance by this measure. (Contributions take weightings and total returns into account.) MainStay Epoch U.S. All Cap Fund and MainStay Common Stock Fund are examples of Underlying Funds that provided strong relative performance for the Fund during the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2010 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

In determining the Fund’s allocations, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Retirement 2010 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American companies over those based in other developed nations, with a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Target-Date 2000–2010 Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

decisive preference for small-cap stocks. After the election, we believed that the U.S. market was on a stable footing, and we increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity sensitivity close to that of the Retirement 2010 Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. We believed that economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains but that investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles. Shortly thereafter, we established a position in IQ S&P High Yield Low Volatility Bond ETF as we sought a way to participate in the speculative-grade bond market with less risk than MainStay High Yield Corporate Bond Fund. This shift was part of a broader effort to increase quality within the fixed-income portion of the Fund.

One noteworthy position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the election on fear that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Epoch U.S. Equity Yield Fund. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI Poland Capped ETF and VanEck Vectors India Small-Cap Index ETF. None of the Fund’s investments provided a negative return for the reporting period. The lowest positive return came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Retirement 2010 Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay Epoch U.S. All Cap Fund and MainStay MAP Equity Fund. Among the weakest contributors to performance were MainStay International Equity Fund and iShares MSCI Philippines ETF. Both of these Underlying Funds provided positive returns for the Fund during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Total Return Bond Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay High Yield Corporate Bond Fund. There were several Underlying Funds that provided low positive returns and made minimal contributions to the Fund’s performance, including MainStay Indexed Bond Fund and IQ Enhanced Core Bond U.S. ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2017

	Shares	Value
Affiliated Investment Companies 83.2%†
Equity Funds 28.1%
IQ 50 Percent Hedged FTSE Europe ETF	28,177	$569,457
IQ 50 Percent Hedged FTSE International ETF	47,506	1,017,103
IQ Chaikin U.S. Small Cap ETF	41,615	1,155,232
IQ Global Resources ETF	7,164	195,004
MainStay Common Stock Fund Class I	47,892	1,181,501
MainStay Cornerstone Growth Fund Class I	31,359	1,096,317
MainStay Epoch International Choice Fund Class I	1,359	49,251
MainStay Epoch International Small Cap Fund Class I	22,103	579,091
MainStay Epoch U.S. All Cap Fund Class I	41,530	1,292,014
MainStay Epoch U.S. Equity Yield Fund Class I	45,647	751,354
MainStay Large Cap Growth Fund Class I	95,224	1,053,178
MainStay MAP Equity Fund Class I	21,260	956,693
MainStay S&P 500 Index Fund Class I	15,970	861,267

Total Equity Funds (Cost $7,786,619)		10,757,462

Fixed Income Funds 55.1%
IQ Enhanced Core Bond U.S. ETF	91,286	1,796,052
IQ Enhanced Core Plus Bond U.S. ETF	158	3,171
IQ S&P High Yield Low Volatility Bond ETF	21,328	543,224
MainStay Convertible Fund Class I	37,968	675,446
MainStay Floating Rate Fund Class I	67,837	634,277
MainStay High Yield Corporate Bond Fund Class I	149,397	863,516
MainStay Indexed Bond Fund Class I (a)	601,648	6,419,588
MainStay Short Duration High Yield Fund Class I	85,936	856,784
MainStay Total Return Bond Fund Class I	875,522	9,315,552

Total Fixed Income Funds (Cost $20,985,893)		21,107,610

Total Affiliated Investment Companies (Cost $28,772,512)		31,865,072

Unaffiliated Investment Companies 13.3%
Equity Funds 5.6%
iShares MSCI All Country Asia ex-Japan ETF	10,413	784,203
iShares MSCI Frontier 100 ETF	3,324	105,304
iShares MSCI India ETF	3,404	119,974
iShares MSCI Philippines ETF	2,598	96,152
iShares MSCI Poland Capped ETF	1,737	47,003
iShares Russell 2000 ETF	2,880	429,869
SPDR S&P Emerging Markets Small Cap ETF	8,178	416,178
VanEck Vectors Africa Index ETF	2,308	54,077
VanEck Vectors India Small-Cap Index ETF	1,360	85,449

Total Equity Funds (Cost $1,761,358)		2,138,209

	Shares	Value
Fixed Income Funds 7.7%
iShares TIPS Bond ETF	6,128	$697,366
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	34,069	633,002
Vanguard Short-Term Inflation-Protected Securities ETF	32,373	1,603,759

Total Fixed Income Funds (Cost $2,893,148)		2,934,127

Total Unaffiliated Investment Companies (Cost $4,654,506)		5,072,336

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $1,304,490 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.625% and a maturity date of 1/15/26, with a Principal Amount of $1,275,000 and a Market Value of $1,335,629)	$1,304,478	1,304,478

Total Short-Term Investment (Cost $1,304,478)		1,304,478

Total Investments (Cost $34,731,496)	99.9%	38,241,886
Other Assets, Less Liabilities	0.1	52,568
Net Assets	100.0%	$38,294,454

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2017, the Fund's ownership exceeded 5% of the outstanding shares of the Underlying Fund's share class. (See Note 3)

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor's Depositary Receipt

TIPS—Treasury Inflation-Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$10,757,462	$—	$—	$10,757,462
Fixed Income Funds	21,107,610	—	—	21,107,610

Total Affiliated Investment Companies	31,865,072	—	—	31,865,072

Unaffiliated Investment Companies
Equity Funds	2,138,209	—	—	2,138,209
Fixed Income Funds	2,934,127	—	—	2,934,127

Total Unaffiliated Investment Companies	5,072,336	—	—	5,072,336

Short-Term Investment
Repurchase Agreement	—	1,304,478	—	1,304,478

Total Investments in Securities	$36,937,408	$1,304,478	$—	$38,241,886

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers between among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $28,772,512)	$31,865,072
Investment in unaffiliated investment companies, at value (identified cost $4,654,506)	5,072,336
Repurchase agreement, at value (identified cost $1,304,478)	1,304,478
Cash	33,585
Receivables:
Manager (See Note 3)	13,587
Fund shares sold	6,582
Dividends and interest	12
Other assets	24,206

Total assets	38,319,858

Liabilities
Payables:
Professional fees	8,381
Transfer agent (See Note 3)	6,368
Shareholder communication	3,513
NYLIFE Distributors (See Note 3)	1,929
Custodian	591
Trustees	96
Accrued expenses	4,526

Total liabilities	25,404

Net assets	$38,294,454

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,575
Additional paid-in capital	31,876,013

31,879,588
Undistributed net investment income	672,488
Accumulated net realized gain (loss) on investments	2,231,988
Net unrealized appreciation (depreciation) on investments	3,510,390

Net assets	$38,294,454

Class A
Net assets applicable to outstanding shares	$5,727,460

Shares of beneficial interest outstanding	538,751

Net asset value per share outstanding	$10.63
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.25

Investor Class
Net assets applicable to outstanding shares	$692,134

Shares of beneficial interest outstanding	64,813

Net asset value per share outstanding	$10.68
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.30

Class I
Net assets applicable to outstanding shares	$29,130,193

Shares of beneficial interest outstanding	2,714,717

Net asset value and offering price per share outstanding	$10.73

Class R1
Net assets applicable to outstanding shares	$27,109

Shares of beneficial interest outstanding	2,459

Net asset value and offering price per share outstanding	$11.02

Class R2
Net assets applicable to outstanding shares	$2,647,503

Shares of beneficial interest outstanding	247,777

Net asset value and offering price per share outstanding	$10.69

Class R3
Net assets applicable to outstanding shares	$70,055

Shares of beneficial interest outstanding	6,450

Net asset value and offering price per share outstanding	$10.86

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$957,586
Dividend distributions from unaffiliated investment companies	90,047
Interest	849
Other income	48

Total income	1,048,530

Expenses
Transfer agent (See Note 3)	78,831
Registration	72,765
Manager (See Note 3)	44,505
Professional fees	32,203
Distribution/Service—Class A (See Note 3)	15,857
Distribution/Service—Investor Class (See Note 3)	3,643
Distribution/Service—Class R2 (See Note 3)	6,437
Distribution/Service—Class R3 (See Note 3)	246
Shareholder communication	6,532
Custodian	5,248
Shareholder service (See Note 3)	2,650
Trustees	1,090
Miscellaneous	8,895

Total expenses before waiver/reimbursement	278,902
Expense waiver/reimbursement from Manager (See Note 3)	(193,058)

Net expenses	85,844

Net investment income (loss)	962,686

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,756,724
Unaffiliated investment company transactions	399,575
Realized capital gain distributions from affiliated investment companies	678,442

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,834,741

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	179,150
Affiliated investments	64,557

Net change in unrealized appreciation (depreciation) on investments	243,707

Net realized and unrealized gain (loss) on investments	3,078,448

Net increase (decrease) in net assets resulting from operations	$4,041,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$962,686	$1,398,409
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,834,741	1,992,961
Net change in unrealized appreciation (depreciation) on investments	243,707	(1,320,708)

Net increase (decrease) in net assets resulting from operations	4,041,134	2,070,662

Dividends and distributions to shareholders:
From net investment income:
Class A	(200,761)	(157,403)
Investor Class	(38,575)	(28,056)
Class I	(1,064,946)	(929,470)
Class R1	—	(360,643)
Class R2	(54,925)	(49,796)
Class R3	(795)	(187)

	(1,360,002)	(1,525,555)

From net realized gain on investments:
Class A	(171,344)	(154,293)
Investor Class	(34,154)	(28,584)
Class I	(834,423)	(811,702)
Class R1	(539)	(323,018)
Class R2	(57,172)	(50,898)
Class R3	(884)	(219)

	(1,098,516)	(1,368,714)

Total dividends and distributions to shareholders	(2,458,518)	(2,894,269)

Capital share transactions:
Net proceeds from sale of shares	7,417,769	7,841,541
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,458,518	2,894,270
Cost of shares redeemed	(22,195,850)	(27,310,980)

Increase (decrease) in net assets derived from capital share transactions	(12,319,563)	(16,575,169)

Net increase (decrease) in net assets	(10,736,947)	(17,398,776)

Net Assets
Beginning of year	49,031,401	66,430,177

End of year	$38,294,454	$49,031,401

Undistributed net investment income at end of year	$672,488	$950,297

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.21	$10.37		$10.70	$10.74	$10.10

Net investment income (loss) (a)	0.21	0.21		0.21	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.69	0.07		(0.09)	0.49	0.99

Total from investment operations	0.90	0.28		0.12	0.67	1.17

Less dividends and distributions:
From net investment income	(0.26)	(0.22)		(0.19)	(0.20)	(0.28)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.48)	(0.44)		(0.45)	(0.71)	(0.53)

Net asset value at end of year	$10.63	$10.21		$10.37	$10.70	$10.74

Total investment return (b)	9.29%	2.89%		1.21%	6.54%	12.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%	2.06	%(c)	2.03%	1.75%	1.78%
Net expenses (d)	0.37%	0.35	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.80%	0.73%		0.68%	0.67%	0.75%
Portfolio turnover rate	46%	45%		48%	69%	82%
Net assets at end of year (in 000's)	$5,727	$6,321		$7,498	$9,099	$24,907

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.05%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.25	$10.41		$10.73	$10.77	$10.13

Net investment income (loss) (a)	0.19	0.20		0.19	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.71	0.07		(0.08)	0.48	0.97

Total from investment operations	0.90	0.27		0.11	0.66	1.16

Less dividends and distributions:
From net investment income	(0.25)	(0.21)		(0.17)	(0.19)	(0.27)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.47)	(0.43)		(0.43)	(0.70)	(0.52)

Net asset value at end of year	$10.68	$10.25		$10.41	$10.73	$10.77

Total investment return (b)	9.24%	2.79%		1.04%	6.46%	12.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	1.96	%(c)	1.79%	1.67%	1.81%
Net expenses (d)	0.47%	0.45	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.00%	1.02%		0.90%	0.76%	1.01%
Portfolio turnover rate	46%	45%		48%	69%	82%
Net assets at end of year (in 000's)	$692	$1,508		$1,389	$1,343	$1,245

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.30	$10.46		$10.79	$10.83	$10.19

Net investment income (loss) (a)	0.23	0.23		0.23	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.71	0.08		(0.08)	0.49	0.98

Total from investment operations	0.94	0.31		0.15	0.70	1.20

Less dividends and distributions:
From net investment income	(0.29)	(0.25)		(0.22)	(0.23)	(0.31)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.51)	(0.47)		(0.48)	(0.74)	(0.56)

Net asset value at end of year	$10.73	$10.30		$10.46	$10.79	$10.83

Total investment return (b)	9.56%	3.15%		1.46%	6.79%	12.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%	2.31	%(c)	2.17%	2.02%	2.18%
Net expenses (d)	0.12%	0.10	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.56%	0.49%		0.43%	0.42%	0.50%
Portfolio turnover rate	46%	45%		48%	69%	82%
Net assets at end of year (in 000's)	$29,130	$38,545		$39,519	$45,279	$31,739

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.30%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,				August 21, 2014** through October 31,
Class R1	2017	2016		2015	2014
Net asset value at beginning of period	$10.30	$10.46		$10.79	$10.78

Net investment income (loss) (a)	0.22	0.23		0.22	0.04
Net realized and unrealized gain (loss) on investments	0.72	0.07		(0.08)	(0.03)

Total from investment operations	0.94	0.30		0.14	0.01

Less dividends and distributions:
From net investment income	—	(0.24)		(0.21)	—
From net realized gain on investments	(0.22)	(0.22)		(0.26)	—

Total dividends and distributions	(0.22)	(0.46)		(0.47)	—

Net asset value at end of period	$11.02	$10.30		$10.46	$10.79

Total investment return (b)	9.35%	3.09%		1.35%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%	2.29	%(d)	2.06%	2.07	%††
Net expenses (e)	0.22%	0.19	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.65%	0.56%		0.53%	0.54	%††
Portfolio turnover rate	46%	45%		48%	69%
Net assets at end of period (in 000's)	$27	$25		$15,645	$17,477

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.28%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.22	$10.39		$10.71	$10.75	$10.12

Net investment income (loss) (a)	0.19	0.20		0.19	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.72	0.06		(0.08)	0.50	0.94

Total from investment operations	0.91	0.26		0.11	0.67	1.15

Less dividends and distributions:
From net investment income	(0.22)	(0.21)		(0.17)	(0.20)	(0.27)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.44)	(0.43)		(0.43)	(0.71)	(0.52)

Net asset value at end of year	$10.69	$10.22		$10.39	$10.71	$10.75

Total investment return (b)	9.26%	2.69%		1.11%	6.58%	11.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%	1.97	%(c)	1.79%	1.65%	2.02%
Net expenses (d)	0.47%	0.45	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.91%	0.84%		0.78%	0.77%	0.85%
Portfolio turnover rate	46%	45%		48%	69%	82%
Net assets at end of year (in 000's)	$2,648	$2,592		$2,368	$2,652	$2,428

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.96%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.40	$10.55		$10.87	$10.73	$10.09

Net investment income (loss) (a)	0.15	0.18		0.17	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.73	0.08		(0.08)	0.50	0.94

Total from investment operations	0.88	0.26		0.09	0.65	1.13

Less dividends and distributions:
From net investment income	(0.20)	(0.19)		(0.15)	—	(0.24)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.42)	(0.41)		(0.41)	(0.51)	(0.49)

Net asset value at end of year	$10.86	$10.40		$10.55	$10.87	$10.73

Total investment return (b)	8.85%	2.57%		0.83%	6.27%	11.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.75	%(c)	1.55%	1.44%	1.84%
Net expenses (d)	0.72%	0.67	%(e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.16%	1.13%		1.03%	1.02%	1.10%
Portfolio turnover rate	46%	45%		48%	69%	82%
Net assets at end of year (in 000's)	$70	$41		$11	$11	$13

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.69%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	7.56 13.82%	6.83 8.05%	4.11 4.70%	1.14 1.14%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	7.43 13.69	6.70 7.92	4.87 5.48	1.31 1.31
Class I Shares	No Sales Charge		6/29/2007	14.07	8.30	4.95	0.89
Class R1 Shares	No Sales Charge		8/21/2014	13.98	5.41	N/A	0.98
Class R2 Shares	No Sales Charge		1/8/2009	13.71	7.91	9.50	1.24
Class R3 Shares	No Sales Charge		5/1/2008	13.44	7.65	5.14	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	23.63%	15.18%	7.51%
MSCI EAFE® Index[4]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.90	2.04	4.19
Retirement 2020 Composite Index[6]	12.54	8.64	5.03
Morningstar Target Date 2020 Category Average[7]	11.77	6.85	3.95

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2020 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016-2020) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

21

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,062.10	$1.92	$1,023.30	$1.89	0.37%

Investor Class Shares	$1,000.00	$1,061.10	$2.44	$1,022.80	$2.40	0.47%

Class I Shares	$1,000.00	$1,063.60	$0.62	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$1,062.20	$1.20	$1,024.00	$1.12	0.22%

Class R2 Shares	$1,000.00	$1,061.70	$2.44	$1,022.80	$2.40	0.47%

Class R3 Shares	$1,000.00	$1,060.20	$3.74	$1,021.60	$3.67	0.72%

1.	Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 13.82% for Class A shares and 13.69% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 14.07%, Class R1 shares returned 13.98%, Class R2 shares returned 13.71% and Class R3 shares returned 13.44%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 12.54% return of the Retirement 2020 Composite Index,2 which is an additional benchmark of the Fund; and the 11.77% return of the Morningstar Target-Date 2020 Category Average.3 See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2020 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2020 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, the Underlying Funds contributed positively, if relatively modestly, to the Fund’s relative performance by this measure. (Contributions take weightings and total returns into account.) MainStay Epoch U.S. All Cap Fund and MainStay Common Stock Fund are examples of Underlying Funds that provided strong relative performance for the Fund during the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2020 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

In determining the Fund’s allocation, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Retirement 2020 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, we believed that the U.S. market was on a stable footing, and we

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on the Morningstar Target-Date 2020 Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Retirement 2020 Fund

increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity sensitivity close to that of the Retirement 2020 Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. We believed that economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains but that investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles. Shortly thereafter, we established a position in IQ S&P High Yield Low Volatility Bond ETF as we sought a way to participate in the speculative-grade bond market with less risk than MainStay High Yield Corporate Bond Fund. This shift was part of a broader effort to increase quality within the fixed-income portion of the Fund.

One noteworthy position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the election on fear that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Epoch U.S. Equity Yield Fund. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI Poland Capped ETF and VanEck Vectors India Small-Cap Index ETF. None of the Fund’s investments provided a negative return for the reporting period. The lowest positive return came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

25

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay Epoch U.S. All Cap Fund and MainStay MAP Equity Fund. Among the weakest contributors to performance were iShares MSCI Philippines ETF and VanEck Vectors Africa Index ETF. Both of these Underlying Funds provided positive returns for the Fund during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Total Return Bond Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay High Yield Corporate Bond Fund. There were several Underlying Funds that provided low positive returns and made minimal contributions to the Fund’s performance, including MainStay Indexed Bond Fund and IQ Enhanced Core Bond U.S. ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Affiliated Investment Companies 83.4%†
Equity Funds 46.1%
IQ 50 Percent Hedged FTSE Europe ETF	90,976	$1,838,625
IQ 50 Percent Hedged FTSE International ETF	151,870	3,251,537
IQ Chaikin U.S. Small Cap ETF	191,040	5,303,271
IQ Global Resources ETF	37,618	1,023,962
MainStay Common Stock Fund Class I (a)	309,441	7,633,914
MainStay Cornerstone Growth Fund Class I	87,247	3,050,172
MainStay Epoch International Choice Fund Class I	127,302	4,614,703
MainStay Epoch International Small Cap Fund Class I (a)	114,145	2,990,597
MainStay Epoch U.S. All Cap Fund Class I	236,988	7,372,681
MainStay Epoch U.S. Equity Yield Fund Class I	274,972	4,526,034
MainStay International Equity Fund Class I	40,715	670,983
MainStay Large Cap Growth Fund Class I	331,097	3,661,936
MainStay MAP Equity Fund Class I	142,153	6,396,895
MainStay S&P 500 Index Fund Class I	89,210	4,811,109

Total Equity Funds (Cost $40,350,640)		57,146,419

Fixed Income Funds 37.3%
IQ Enhanced Core Bond U.S. ETF (a)	263,091	5,176,315
IQ Enhanced Core Plus Bond U.S. ETF	43,124	865,499
IQ S&P High Yield Low Volatility Bond ETF	31,585	804,470
MainStay Convertible Fund Class I	122,564	2,180,409
MainStay Floating Rate Fund Class I	154,636	1,445,845
MainStay High Yield Corporate Bond Fund Class I	222,274	1,284,744
MainStay Indexed Bond Fund Class I	484,903	5,173,917
MainStay Short Duration High Yield Fund Class I	277,473	2,766,402
MainStay Total Return Bond Fund Class I	2,502,403	26,625,568

Total Fixed Income Funds (Cost $45,912,487)		46,323,169

Total Affiliated Investment Companies (Cost $86,263,127)		103,469,588

Unaffiliated Investment Companies 13.2%
Equity Funds 7.5%
iShares MSCI All Country Asia ex-Japan ETF	42,564	3,205,495
iShares MSCI Frontier 100 ETF	13,415	424,987
iShares MSCI India ETF	13,743	484,372
iShares MSCI Philippines ETF	10,513	389,086
iShares MSCI Poland Capped ETF	8,332	225,464
iShares Russell 2000 ETF	15,890	2,371,741
SPDR S&P Emerging Markets Small Cap ETF	31,862	1,621,457
VanEck Vectors Africa Index ETF	9,839	230,529
VanEck Vectors India Small-Cap Index ETF	5,794	364,037

Total Equity Funds (Cost $6,999,653)		9,317,168

	Shares	Value
Fixed Income Funds 5.7%
iShares TIPS Bond ETF	14,609	$1,662,504
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	77,388	1,437,869
Vanguard Short-Term Inflation-Protected Securities ETF	78,721	3,899,839

Total Fixed Income Funds (Cost $6,864,615)		7,000,212

Total Unaffiliated Investment Companies (Cost $13,864,268)		16,317,380

	Principal Amount
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $4,095,139 (Collateralized by a United States Treasury Bill with a rate of 1.50% and a maturity date of 10/31/19, with a Principal Amount of $4,185,000 and a Market Value of $4,178,463)	$4,095,101	4,095,101

Total Short-Term Investment (Cost $4,095,101)		4,095,101

Total Investments (Cost $104,222,496)	99.9%	123,882,069
Other Assets, Less Liabilities	0.1	170,537
Net Assets	100.0%	$124,052,606

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2017, the Fund's ownership exceeded 5% of the outstanding shares of the Underlying Fund's share class. (See Note 3)

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor's Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$57,146,419	$—	$—	$57,146,419
Fixed Income Funds	46,323,169	—	—	46,323,169

Total Affiliated Investment Companies	103,469,588	—	—	103,469,588

Unaffiliated Investment Companies
Equity Funds	9,317,168	—	—	9,317,168
Fixed Income Funds	7,000,212	—	—	7,000,212

Total Unaffiliated Investment Companies	16,317,380	—	—	16,317,380

Short-Term Investment
Repurchase Agreement	—	4,095,101	—	4,095,101

Total Investments in Securities	$119,786,968	$4,095,101	$—	$123,882,069

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $86,263,127)	$103,469,588
Investment in unaffiliated investment companies, at value (identified cost $13,864,268)	16,317,380
Repurchase agreement, at value (identified cost $4,095,101)	4,095,101
Cash	124,343
Receivables:
Fund shares sold	48,897
Investment securities sold	48,392
Manager (See Note 3)	5,258
Dividends and interest	39
Other assets	24,728

Total assets	124,133,726

Liabilities
Payables:
Fund shares redeemed	43,031
Shareholder communication	10,962
Professional fees	9,059
Transfer agent (See Note 3)	6,117
NYLIFE Distributors (See Note 3)	6,008
Custodian	742
Trustees	307
Accrued expenses	4,894

Total liabilities	81,120

Net assets	$124,052,606

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,769
Additional paid-in capital	96,064,735

96,075,504
Undistributed net investment income	1,657,202
Accumulated net realized gain (loss) on investments	6,660,327
Net unrealized appreciation (depreciation) on investments	19,659,573

Net assets	$124,052,606

Class A
Net assets applicable to outstanding shares	$22,240,248

Shares of beneficial interest outstanding	1,940,981

Net asset value per share outstanding	$11.46
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.13

Investor Class
Net assets applicable to outstanding shares	$3,303,907

Shares of beneficial interest outstanding	288,156

Net asset value per share outstanding	$11.47
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.14

Class I
Net assets applicable to outstanding shares	$95,519,615

Shares of beneficial interest outstanding	8,280,461

Net asset value and offering price per share outstanding	$11.54

Class R1
Net assets applicable to outstanding shares	$28,131

Shares of beneficial interest outstanding	2,385

Net asset value and offering price per share outstanding	$11.79

Class R2
Net assets applicable to outstanding shares	$2,888,220

Shares of beneficial interest outstanding	250,537

Net asset value and offering price per share outstanding	$11.53

Class R3
Net assets applicable to outstanding shares	$72,485

Shares of beneficial interest outstanding	6,232

Net asset value and offering price per share outstanding	$11.63

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,676,656
Dividend distributions from unaffiliated investment companies	293,819
Interest	2,999
Other income	147

Total income	2,973,621

Expenses
Manager (See Note 3)	137,807
Transfer agent (See Note 3)	82,048
Distribution/Service—Class A (See Note 3)	49,499
Distribution/Service—Investor Class (See Note 3)	20,348
Distribution/Service—Class R2 (See Note 3)	6,982
Distribution/Service—Class R3 (See Note 3)	376
Registration	73,886
Professional fees	36,040
Shareholder communication	19,942
Custodian	7,111
Trustees	3,394
Shareholder service (See Note 3)	2,895
Miscellaneous	11,198

Total expenses before waiver/reimbursement	451,526
Expense waiver/reimbursement from Manager (See Note 3)	(191,102)

Net expenses	260,424

Net investment income (loss)	2,713,197

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	4,334,846
Unaffiliated investment company transactions	1,976,746
Realized capital gain distributions from affiliated investment companies	2,810,333

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	9,121,925

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	962,883
Affiliated investments	5,427,791

Net change in unrealized appreciation (depreciation) on investments	6,390,674

Net realized and unrealized gain (loss) on investments	15,512,599

Net increase (decrease) in net assets resulting from operations	$18,225,796

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,713,197	$3,198,247
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	9,121,925	4,751,130
Net change in unrealized appreciation (depreciation) on investments	6,390,674	(3,762,915)

Net increase (decrease) in net assets resulting from operations	18,225,796	4,186,462

Dividends and distributions to shareholders:
From net investment income:
Class A	(440,619)	(338,462)
Investor Class	(162,682)	(134,979)
Class I	(2,673,559)	(2,425,369)
Class R1	—	(614,005)
Class R2	(37,051)	(48,598)
Class R3	(1,094)	(974)

	(3,315,005)	(3,562,387)

From net realized gain on investments:
Class A	(462,597)	(408,901)
Investor Class	(179,315)	(171,975)
Class I	(2,538,470)	(2,601,099)
Class R1	(536)	(692,417)
Class R2	(62,487)	(61,650)
Class R3	(2,206)	(1,392)

	(3,245,611)	(3,937,434)

Total dividends and distributions to shareholders	(6,560,616)	(7,499,821)

Capital share transactions:
Net proceeds from sale of shares	23,478,863	23,935,776
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,555,187	7,499,571
Cost of shares redeemed	(63,724,416)	(54,662,968)

Increase (decrease) in net assets derived from capital share transactions	(33,690,366)	(23,227,621)

Net increase (decrease) in net assets	(22,025,186)	(26,540,980)

Net Assets
Beginning of year	146,077,792	172,618,772

End of year	$124,052,606	$146,077,792

Undistributed net investment income at end of year	$1,657,202	$1,848,754

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.51	$10.76		$10.99	$10.70	$9.65

Net investment income (loss) (a)	0.19	0.18		0.20	0.15	0.16
Net realized and unrealized gain (loss) on investments	1.21	0.02		(0.04)	0.64	1.34

Total from investment operations	1.40	0.20		0.16	0.79	1.50

Less dividends and distributions:
From net investment income	(0.22)	(0.20)		(0.17)	(0.17)	(0.23)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.45)	(0.45)		(0.39)	(0.50)	(0.45)

Net asset value at end of year	$11.46	$10.51		$10.76	$10.99	$10.70

Total investment return (b)	13.82%	1.99%		1.50%	7.59%	16.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.71	%(c)	1.81%	1.40%	1.56%
Net expenses (d)	0.37%	0.36	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.51%	0.51%		0.50%	0.52%	0.60%
Portfolio turnover rate	45%	48%		49%	64%	71%
Net assets at end of year (in 000's)	$22,240	$18,083		$17,155	$21,397	$45,057

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.70%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.52	$10.78		$11.00	$10.71	$9.67

Net investment income (loss) (a)	0.17	0.16		0.16	0.14	0.16
Net realized and unrealized gain (loss) on investments	1.22	0.02		(0.01)	0.64	1.33

Total from investment operations	1.39	0.18		0.15	0.78	1.49

Less dividends and distributions:
From net investment income	(0.21)	(0.19)		(0.15)	(0.16)	(0.23)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.44)	(0.44)		(0.37)	(0.49)	(0.45)

Net asset value at end of year	$11.47	$10.52		$10.78	$11.00	$10.71

Total investment return (b)	13.69%	1.80%		1.46%	7.51%	15.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.59	%(c)	1.46%	1.27%	1.63%
Net expenses (d)	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.69%	0.68%		0.66%	0.69%	0.80%
Portfolio turnover rate	45%	48%		49%	64%	71%
Net assets at end of year (in 000's)	$3,304	$8,243		$7,395	$6,840	$5,637

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.58%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.58	$10.83		$11.06	$10.76	$9.72

Net investment income (loss) (a)	0.22	0.20		0.20	0.17	0.20
Net realized and unrealized gain (loss) on investments	1.21	0.03		(0.01)	0.65	1.32

Total from investment operations	1.43	0.23		0.19	0.82	1.52

Less dividends and distributions:
From net investment income	(0.24)	(0.23)		(0.20)	(0.19)	(0.26)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.47)	(0.48)		(0.42)	(0.52)	(0.48)

Net asset value at end of year	$11.54	$10.58		$10.83	$11.06	$10.76

Total investment return (b)	14.07%	2.24%		1.82%	7.90%	16.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%	1.96	%(c)	1.82%	1.58%	1.96%
Net expenses (d)	0.12%	0.11	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.26%	0.26%		0.25%	0.26%	0.35%
Portfolio turnover rate	45%	48%		49%	64%	71%
Net assets at end of year (in 000's)	$95,520	$116,812		$114,763	$114,587	$67,981

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,				August 21, 2014** through October 31, 2014
Class R1	2017	2016		2015
Net asset value at beginning of period	$10.57	$10.83		$11.07	$11.06

Net investment income (loss) (a)	0.20	0.20		0.19	0.03
Net realized and unrealized gain (loss) on investments	1.25	0.01		(0.01)	(0.02)

Total from investment operations	1.45	0.21		0.18	0.01

Less dividends and distributions:
From net investment income	—	(0.22)		(0.20)	—
From net realized gain on investments	(0.23)	(0.25)		(0.22)	—

Total dividends and distributions	(0.23)	(0.47)		(0.42)	—

Net asset value at end of period	$11.79	$10.57		$10.83	$11.07

Total investment return (b)	13.98%	2.03%		1.67%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%	1.96	%(d)	1.74%	1.38	%††
Net expenses (e)	0.22%	0.21	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.36%	0.35%		0.35%	0.35%
Portfolio turnover rate	45%	48%		49%	64%
Net assets at end of period (in 000's)	$28	$25		$30,610	$30,258

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.50	$10.76		$10.99	$10.70	$9.66

Net investment income (loss) (a)	0.18	0.16		0.17	0.14	0.20
Net realized and unrealized gain (loss) on investments	1.22	0.02		(0.02)	0.64	1.28

Total from investment operations	1.40	0.18		0.15	0.78	1.48

Less dividends and distributions:
From net investment income	(0.14)	(0.19)		(0.16)	(0.16)	(0.22)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.37)	(0.44)		(0.38)	(0.49)	(0.44)

Net asset value at end of year	$11.53	$10.50		$10.76	$10.99	$10.70

Total investment return (b)	13.71%	1.80%		1.43%	7.51%	15.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.60	%(c)	1.59%	1.26%	2.01%
Net expenses (d)	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.61%	0.61%		0.60%	0.61%	0.70%
Portfolio turnover rate	45%	48%		49%	64%	71%
Net assets at end of year (in 000's)	$2,888	$2,818		$2,661	$5,082	$3,908

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.59%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.59	$10.85		$11.08	$10.66	$9.62

Net investment income (loss) (a)	0.17	0.12		0.17	0.12	0.18
Net realized and unrealized gain (loss) on investments	1.21	0.04		(0.05)	0.63	1.28

Total from investment operations	1.38	0.16		0.12	0.75	1.46

Less dividends and distributions:
From net investment income	(0.11)	(0.17)		(0.13)	(0.00)‡	(0.20)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.34)	(0.42)		(0.35)	(0.33)	(0.42)

Net asset value at end of year	$11.63	$10.59		$10.85	$11.08	$10.66

Total investment return (b)	13.44%	1.57%		1.13%	7.22%	15.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	1.13	%(c)	1.52%	1.13%	1.82%
Net expenses (d)	0.72%	0.71	%(e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.86%	0.86%		0.85%	0.86%	0.96%
Portfolio turnover rate	45%	48%		49%	64%	71%
Net assets at end of year (in 000's)	$72	$97		$35	$78	$122

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.12%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	11.44 17.92%	8.53 9.77%	4.25 4.84%	1.20 1.20%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	11.42 17.91	8.41 9.64	5.25 5.87	1.41 1.41
Class I Shares	No Sales Charge		6/29/2007	18.19	10.04	5.09	0.95
Class R1 Shares	No Sales Charge		8/21/2014	18.04	6.38	N/A	1.04
Class R2 Shares	No Sales Charge		1/8/2009	17.71	9.63	10.68	1.30
Class R3 Shares	No Sales Charge		5/1/2008	17.43	9.35	5.53	1.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	23.63%	15.18%	7.51%
MSCI EAFE® Index[4]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.90	2.04	4.19
Retirement 2030 Composite Index[6]	16.56	10.58	5.41
Morningstar Target Date 2030 Category Average[7]	16.28	8.75	4.35

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2030 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026-2030) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,075.30	$1.94	$1,023.30	$1.89	0.37%

Investor Class Shares	$1,000.00	$1,075.20	$2.46	$1,022.80	$2.40	0.47%

Class I Shares	$1,000.00	$1,077.40	$0.63	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$1,075.90	$1.15	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$1,074.30	$2.46	$1,022.80	$2.40	0.47%

Class R3 Shares	$1,000.00	$1,074.40	$3.76	$1,021.60	$3.67	0.72%

1.	Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 17.92% for Class A shares and 17.91% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 18.19%, Class R1 shares returned 18.04%, Class R2 shares returned 17.71% and Class R3 shares returned 17.43%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 16.56% return of the Retirement 2030 Composite Index,2 which is an additional benchmark of the Fund; and the 16.28% return of the Morningstar Target-Date 2030 Category Average.3 See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2030 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2030 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, the Underlying Funds contributed positively, if relatively modestly, to the Fund’s relative performance by this measure (contributions take weightings and total returns into account.) MainStay Epoch U.S. All Cap Fund and MainStay Common Stock Fund are examples of Underlying Funds that provided strong relative performance for the Fund during the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2030 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

In determining the Fund’s allocations, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Retirement 2030 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, we

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on the Morningstar Target-Date 2030 Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

believed that the U.S. market was on a stable footing, and we increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity sensitivity close to that of the Retirement 2030 Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. We believed that economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains but that investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles. Shortly thereafter, we established a position in IQ S&P High Yield Low Volatility Bond ETF as we sought a way to participate in the speculative-grade bond market with less risk than MainStay High Yield Corporate Bond Fund. This shift was part of a broader effort to increase quality within the fixed-income portion of the Fund.

One noteworthy position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the election on fear that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Epoch U.S. Equity Yield Fund. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI Poland Capped ETF and VanEck Vectors India Small-Cap Index ETF. None of the Fund’s investments provided a negative return for the reporting period. The lowest positive return came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

40	MainStay Retirement 2030 Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay Epoch U.S. All Cap Fund and MainStay MAP Equity Fund. Among the weakest contributors to performance were iShares MSCI Philippines ETF and VanEck Vectors Africa Index ETF. Both of these Underlying Funds provided positive returns for the Fund during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay Convertible Fund. There were several Underlying Funds that provided low positive returns and made minimal contributions to the Fund’s performance, including iShares TIPS Bond ETF and Vanguard Short-Term Inflation-Protected Securities ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2017

	Shares	Value

Affiliated Investment Companies 84.3%†
Equity Funds 61.2%
IQ 50 Percent Hedged FTSE Europe ETF	175,299	$3,542,793
IQ 50 Percent Hedged FTSE International ETF	307,341	6,580,171
IQ Chaikin U.S. Small Cap ETF	380,291	10,556,878
IQ Global Resources ETF	100,192	2,727,226
MainStay Common Stock Fund Class I (a)	885,572	21,847,073
MainStay Cornerstone Growth Fund Class I (a)	195,797	6,845,068
MainStay Epoch International Choice Fund Class I	391,425	14,189,147
MainStay Epoch International Small Cap Fund Class I (a)	287,099	7,521,993
MainStay Epoch U.S. All Cap Fund Class I	680,599	21,173,438
MainStay Epoch U.S. Equity Yield Fund Class I	801,891	13,199,126
MainStay International Equity Fund Class I	208,141	3,430,172
MainStay Large Cap Growth Fund Class I	832,470	9,207,114
MainStay MAP Equity Fund Class I	418,520	18,833,395
MainStay S&P 500 Index Fund Class I	231,182	12,467,621

Total Equity Funds (Cost $112,283,809)		152,121,215

Fixed Income Funds 23.1%
IQ Enhanced Core Plus Bond U.S. ETF	582,910	11,699,004
IQ S&P High Yield Low Volatility Bond ETF	66,916	1,704,351
MainStay Convertible Fund Class I	244,747	4,354,050
MainStay Floating Rate Fund Class I	442,020	4,132,890
MainStay High Yield Corporate Bond Fund Class I	458,778	2,651,737
MainStay Short Duration High Yield Fund Class I	557,414	5,557,422
MainStay Total Return Bond Fund Class I	2,577,922	27,429,088

Total Fixed Income Funds (Cost $56,486,912)		57,528,542

Total Affiliated Investment Companies (Cost $168,770,721)		209,649,757

Unaffiliated Investment Companies 12.3%
Equity Funds 9.7%
iShares MSCI All Country Asia ex-Japan ETF	99,202	7,470,903
iShares MSCI Frontier 100 ETF	29,645	939,153
iShares MSCI India ETF	30,914	1,089,564
iShares MSCI Philippines ETF	22,535	834,020
iShares MSCI Poland Capped ETF	19,349	523,584
iShares Russell 2000 ETF	53,471	7,981,081
SPDR S&P Emerging Markets Small Cap ETF	75,048	3,819,193
VanEck Vectors Africa Index ETF	22,309	522,702
VanEck Vectors India Small-Cap Index ETF	14,067	883,830

Total Equity Funds (Cost $17,301,262)		24,064,030

	Shares	Value

Fixed Income Funds 2.6%
iShares TIPS Bond ETF	6,295	$716,371
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	223,430	4,151,329
Vanguard Short-Term Inflation-Protected Securities ETF	34,373	1,702,839

Total Fixed Income Funds (Cost $6,478,735)		6,570,539

Total Unaffiliated Investment Companies (Cost $23,779,997)		30,634,569

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $8,511,664 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 10/31/19, with a Principal Amount of $8,700,000 and a Market Value of $8,686,411)	$8,511,584	8,511,584

Total Short-Term Investment (Cost $8,511,584)		8,511,584

Total Investments (Cost $201,062,302)	100.0%	248,795,910
Other Assets, Less Liabilities	0.0 ‡	46,597
Net Assets	100.0%	$248,842,507

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2017, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$152,121,215	$—	$—	$152,121,215
Fixed Income Funds	57,528,542	—	—	57,528,542

Total Affiliated Investment Companies	209,649,757	—	—	209,649,757

Unaffiliated Investment Companies
Equity Funds	24,064,030	—	—	24,064,030
Fixed Income Funds	6,570,539	—	—	6,570,539

Total Unaffiliated Investment Companies	30,634,569	—	—	30,634,569

Short-Term Investment
Repurchase Agreement	—	8,511,584	—	8,511,584

Total Investments in Securities	$240,284,326	$8,511,584	$—	$248,795,910

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $168,770,721)	$209,649,757
Investment in unaffiliated investment companies, at value (identified cost $23,779,997)	30,634,569
Repurchase agreement, at value (identified cost $8,511,584)	8,511,584
Due from custodian	8,181
Receivables:
Fund shares sold	170,894
Manager (See Note 3)	1,904
Dividends and interest	80
Other assets	25,309

Total assets	249,002,278

Liabilities
Due to custodian	9,910
Payables:
Investment securities purchased	58,616
Fund shares redeemed	32,029
Shareholder communication	20,148
Transfer agent (See Note 3)	13,438
Professional fees	9,400
NYLIFE Distributors (See Note 3)	9,369
Custodian	800
Trustees	616
Accrued expenses	5,445

Total liabilities	159,771

Net assets	$248,842,507

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,829
Additional paid-in capital	192,240,282

192,261,111
Undistributed net investment income	2,727,721
Accumulated net realized gain (loss) on investments	6,120,067
Net unrealized appreciation (depreciation) on investments	47,733,608

Net assets	$248,842,507

Class A
Net assets applicable to outstanding shares	$30,636,973

Shares of beneficial interest outstanding	2,585,049

Net asset value per share outstanding	$11.85
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.54

Investor Class
Net assets applicable to outstanding shares	$7,452,977

Shares of beneficial interest outstanding	628,544

Net asset value per share outstanding	$11.86
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.55

Class I
Net assets applicable to outstanding shares	$204,799,875

Shares of beneficial interest outstanding	17,113,973

Net asset value and offering price per share outstanding	$11.97

Class R1
Net assets applicable to outstanding shares	$29,078

Shares of beneficial interest outstanding	2,385

Net asset value and offering price per share outstanding	$12.19

Class R2
Net assets applicable to outstanding shares	$5,513,648

Shares of beneficial interest outstanding	465,130

Net asset value and offering price per share outstanding	$11.85

Class R3
Net assets applicable to outstanding shares	$409,956

Shares of beneficial interest outstanding	34,198

Net asset value and offering price per share outstanding	$11.99

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,457,481
Dividend distributions from unaffiliated investment companies	595,589
Interest	5,893
Other income	261

Total income	5,059,224

Expenses
Manager (See Note 3)	246,516
Transfer agent (See Note 3)	169,930
Distribution/Service—Class A (See Note 3)	57,739
Distribution/Service—Investor Class (See Note 3)	39,073
Distribution/Service—Class R2 (See Note 3)	13,038
Distribution/Service—Class R3 (See Note 3)	1,828
Registration	74,161
Professional fees	39,285
Shareholder communication	36,152
Custodian	7,648
Trustees	6,104
Shareholder service (See Note 3)	5,608
Miscellaneous	13,853

Total expenses before waiver/reimbursement	710,935
Expense waiver/reimbursement from Manager (See Note 3)	(269,949)

Net expenses	440,986

Net investment income (loss)	4,618,238

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,065,271
Unaffiliated investment company transactions	2,996,506
Realized capital gain distributions from affiliated investment companies	6,062,599

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	11,124,376

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,722,507
Affiliated investments	21,633,894

Net change in unrealized appreciation (depreciation) on investments	25,356,401

Net realized and unrealized gain (loss) on investments	36,480,777

Net increase (decrease) in net assets resulting from operations	$41,099,015

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,618,238	$4,083,279
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	11,124,376	6,499,808
Net change in unrealized appreciation (depreciation) on investments	25,356,401	(6,457,204)

Net increase (decrease) in net assets resulting from operations	41,099,015	4,125,883

Dividends and distributions to shareholders:
From net investment income:
Class A	(424,710)	(294,784)
Investor Class	(254,753)	(206,958)
Class I	(3,967,895)	(3,680,330)
Class R1	—	(431,399)
Class R2	(70,983)	(77,612)
Class R3	(5,100)	(4,368)

	(4,723,441)	(4,695,451)

From net realized gain on investments:
Class A	(639,490)	(398,732)
Investor Class	(407,328)	(293,188)
Class I	(5,379,510)	(4,400,890)
Class R1	(675)	(544,444)
Class R2	(134,275)	(110,954)
Class R3	(11,428)	(7,348)

	(6,572,706)	(5,755,556)

Total dividends and distributions to shareholders	(11,296,147)	(10,451,007)

Capital share transactions:
Net proceeds from sale of shares	40,440,270	34,804,954
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	11,295,807	10,451,005
Cost of shares redeemed	(65,230,542)	(46,187,036)

Increase (decrease) in net assets derived from capital share transactions	(13,494,465)	(931,077)

Net increase (decrease) in net assets	16,308,403	(7,256,201)

Net Assets
Beginning of year	232,534,104	239,790,305

End of year	$248,842,507	$232,534,104

Undistributed net investment income at end of year	$2,727,721	$1,927,226

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.52	$10.87	$11.03	$10.63	$9.11

Net investment income (loss) (a)	0.19	0.15	0.20	0.12	0.12
Net realized and unrealized gain (loss) on investments	1.62	(0.05)	0.01	0.76	1.73

Total from investment operations	1.81	0.10	0.21	0.88	1.85

Less dividends and distributions:
From net investment income	(0.19)	(0.19)	(0.16)	(0.15)	(0.19)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.48)	(0.45)	(0.37)	(0.48)	(0.33)

Net asset value at end of year	$11.85	$10.52	$10.87	$11.03	$10.63

Total investment return (b)	17.92%	1.11%	1.87%	8.47%	20.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.48%	1.81%	1.12%	1.26%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.48%	0.50%	0.49%	0.52%	0.61%
Portfolio turnover rate	43%	43%	42%	68%	72%
Net assets at end of year (in 000's)	$30,637	$18,130	$15,685	$21,484	$36,051

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.52	$10.87	$11.03	$10.64	$9.13

Net investment income (loss) (a)	0.17	0.14	0.14	0.10	0.13
Net realized and unrealized gain (loss) on investments	1.64	(0.04)	0.05	0.76	1.70

Total from investment operations	1.81	0.10	0.19	0.86	1.83

Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.14)	(0.14)	(0.18)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.47)	(0.45)	(0.35)	(0.47)	(0.32)

Net asset value at end of year	$11.86	$10.52	$10.87	$11.03	$10.64

Total investment return (b)	17.91%	1.02%	1.74%	8.29%	20.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.38%	1.23%	0.93%	1.35%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.68%	0.71%	0.71%	0.73%	0.83%
Portfolio turnover rate	43%	43%	42%	68%	72%
Net assets at end of year (in 000's)	$7,453	$14,397	$11,606	$9,428	$7,020

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.62	$10.96	$11.13	$10.73	$9.19

Net investment income (loss) (a)	0.21	0.18	0.18	0.14	0.17
Net realized and unrealized gain (loss) on investments	1.64	(0.04)	0.05	0.77	1.73

Total from investment operations	1.85	0.14	0.23	0.91	1.90

Less dividends and distributions:
From net investment income	(0.21)	(0.22)	(0.19)	(0.18)	(0.22)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.50)	(0.48)	(0.40)	(0.51)	(0.36)

Net asset value at end of year	$11.97	$10.62	$10.96	$11.13	$10.73

Total investment return (b)	18.19%	1.44%	2.05%	8.66%	21.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	1.76%	1.62%	1.26%	1.73%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.23%	0.25%	0.24%	0.26%	0.36%
Portfolio turnover rate	43%	43%	42%	68%	72%
Net assets at end of year (in 000's)	$204,800	$194,728	$184,691	$169,153	$98,357

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,			August 21, 2014** through October 31, 2014
Class R1	2017	2016	2015
Net asset value at beginning of period	$10.61	$10.95	$11.12	$11.13

Net investment income (loss) (a)	0.20	0.19	0.17	0.02
Net realized and unrealized gain (loss) on investments	1.67	(0.06)	0.05	(0.03)

Total from investment operations	1.87	0.13	0.22	(0.01)

Less dividends and distributions:
From net investment income	—	(0.21)	(0.18)	—
From net realized gain on investments	(0.29)	(0.26)	(0.21)	—

Total dividends and distributions	(0.29)	(0.47)	(0.39)	—

Net asset value at end of period	$12.19	$10.61	$10.95	$11.12

Total investment return (b)	18.04%	1.33%	1.98%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	1.84%	1.54%	0.85	% ††
Net expenses (d)	0.22%	0.22%	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (d)	0.32%	0.34%	0.34%	0.35	% ††
Portfolio turnover rate	43%	43%	42%	68%
Net assets at end of period (in 000's)	$29	$25	$22,982	$21,771

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.50	$10.84	$11.01	$10.62	$9.10

Net investment income (loss) (a)	0.17	0.15	0.16	0.10	0.17
Net realized and unrealized gain (loss) on investments	1.62	(0.05)	0.03	0.76	1.67

Total from investment operations	1.79	0.10	0.19	0.86	1.84

Less dividends and distributions:
From net investment income	(0.15)	(0.18)	(0.15)	(0.14)	(0.18)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.44)	(0.44)	(0.36)	(0.47)	(0.32)

Net asset value at end of year	$11.85	$10.50	$10.84	$11.01	$10.62

Total investment return (b)	17.71%	1.11%	1.70%	8.27%	20.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.41%	1.44%	0.94%	1.80%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.58%	0.60%	0.59%	0.61%	0.71%
Portfolio turnover rate	43%	43%	42%	68%	72%
Net assets at end of year (in 000's)	$5,514	$4,840	$4,524	$7,634	$5,691

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.62	$10.96	$11.13	$10.62	$9.10

Net investment income (loss) (a)	0.16	0.11	0.12	0.06	0.16
Net realized and unrealized gain (loss) on investments	1.63	(0.03)	0.05	0.78	1.66

Total from investment operations	1.79	0.08	0.17	0.84	1.82

Less dividends and distributions:
From net investment income	(0.13)	(0.16)	(0.13)	—	(0.16)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.42)	(0.42)	(0.34)	(0.33)	(0.30)

Net asset value at end of year	$11.99	$10.62	$10.96	$11.13	$10.62

Total investment return (b)	17.43%	0.83%	1.47%	8.04%	20.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.07%	1.06%	0.57%	1.67%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.83%	0.85%	0.84%	0.86%	0.96%
Portfolio turnover rate	43%	43%	42%	68%	72%
Net assets at end of year (in 000's)	$410	$414	$303	$317	$123

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	14.12 20.77%	9.54 10.79%	4.37 4.97%	1.25 1.25%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	14.03 20.67	9.44 10.69	5.51 6.13	1.51 1.51
Class I Shares	No Sales Charge		6/29/2007	21.15	11.07	5.23	1.00
Class R1 Shares	No Sales Charge		8/21/2014	20.99	7.02	N/A	1.10
Class R2 Shares	No Sales Charge		1/8/2009	20.70	10.68	11.37	1.35
Class R3 Shares	No Sales Charge		5/1/2008	20.40	10.40	5.79	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	23.63%	15.18%	7.51%
MSCI EAFE® Index[4]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.90	2.04	4.19
Retirement 2040 Composite Index[6]	19.50	11.83	5.74
Morningstar Target Date 2040 Category Average[7]	19.68	10.03	4.61

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass- throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2040 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036-2040) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

51

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,086.10	$1.95	$1,023.30	$1.89	0.37%

Investor Class Shares	$1,000.00	$1,085.70	$2.47	$1,022.80	$2.40	0.47%

Class I Shares	$1,000.00	$1,087.70	$0.63	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$1,087.10	$1.16	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$1,085.70	$2.47	$1,022.80	$2.40	0.47%

Class R3 Shares	$1,000.00	$1,084.10	$3.78	$1,021.60	$3.67	0.72%

1.	Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 20.77% for Class A shares and 20.67% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 21.15%, Class R1 shares returned 20.99%, Class R2 shares returned 20.70% and Class R3 shares returned 20.40%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 19.50% return of the Retirement 2040 Composite Index,2 which is an additional benchmark of the Fund; and the 19.68% return of the Morningstar Target-Date 2040 Category Average.3 See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2040 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2040 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, the Underlying Funds contributed positively, if relatively modestly, to the Fund’s relative performance by this measure. (Contributions take weightings and total returns into account.) MainStay Epoch U.S. All Cap Fund and MainStay Common Stock Fund are examples of Underlying Funds that provided strong relative performance for the Fund during the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2040 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

In determining the Fund’s allocations, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Retirement 2040 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, we

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on the Morningstar Target-Date 2040 Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

54	MainStay Retirement 2040 Fund

believed that the U.S. market was on a stable footing, and we increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity sensitivity close to that of the Retirement 2040 Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. We believed that economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains but that investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles. Shortly thereafter, we established a position in IQ S&P High Yield Low Volatility Bond ETF as we sought a way to participate in the speculative-grade bond market with less risk than MainStay High Yield Corporate Bond Fund. This shift was part of a broader effort to increase quality within the fixed-income portion of the Fund.

One noteworthy position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the election on fear that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Epoch U.S. Equity Yield Fund. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI Poland Capped ETF and VanEck Vectors India Small-Cap Index ETF. None of the Fund’s investments provided a negative return for the reporting period. The lowest positive return came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

55

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay Epoch U.S. All Cap Fund and iShares Russell 2000 ETF. Among the weakest contributors to performance were iShares MSCI Philippines ETF and VanEck Vectors Africa Index ETF. Both of these Underlying Funds provided positive returns for the Fund during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Convertible Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay Short Duration High Yield Fund. There were several Underlying Funds that provided low positive returns and made minimal contributions to the Fund’s performance, including iShares TIPS Bond ETF and Vanguard Short-Term Inflation-Protected Securities ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Affiliated Investment Companies 81.3%†
Equity Funds 70.5%
IQ 50 Percent Hedged FTSE Europe ETF	149,218	$3,015,696
IQ 50 Percent Hedged FTSE International ETF	256,182	5,484,857
IQ Chaikin U.S. Small Cap ETF	374,596	10,398,785
IQ Global Resources ETF	101,295	2,757,250
MainStay Common Stock Fund Class I (a)	768,709	18,964,063
MainStay Cornerstone Growth Fund Class I (a)	159,665	5,581,891
MainStay Epoch International Choice Fund Class I	430,706	15,613,086
MainStay Epoch International Small Cap Fund Class I (a)	284,142	7,444,518
MainStay Epoch U.S. All Cap Fund Class I	597,509	18,588,510
MainStay Epoch U.S. Equity Yield Fund Class I	773,868	12,737,872
MainStay International Equity Fund Class I	277,128	4,567,072
MainStay Large Cap Growth Fund Class I	1,223,453	13,531,393
MainStay MAP Equity Fund Class I	370,722	16,682,500
MainStay S&P 500 Index Fund Class I	207,287	11,178,999

Total Equity Funds (Cost $112,493,062)		146,546,492

Fixed Income Funds 10.8%
IQ Enhanced Core Plus Bond U.S. ETF	228,933	4,594,685
IQ S&P High Yield Low Volatility Bond ETF	15,348	390,913
MainStay Convertible Fund Class I	203,864	3,626,745
MainStay Floating Rate Fund Class I	375,423	3,510,209
MainStay High Yield Corporate Bond Fund Class I	123,227	712,251
MainStay Short Duration High Yield Fund Class I	468,219	4,668,146
MainStay Total Return Bond Fund Class I	462,236	4,918,190

Total Fixed Income Funds (Cost $21,867,079)		22,421,139

Total Affiliated Investment Companies (Cost $134,360,141)		168,967,631

Unaffiliated Investment Companies 15.2%
Equity Funds 12.6%
iShares MSCI All Country Asia ex-Japan ETF	87,894	6,619,297
iShares MSCI Frontier 100 ETF	26,796	848,897
iShares MSCI India ETF	27,250	960,426
iShares MSCI Philippines ETF	20,873	772,510
iShares MSCI Poland Capped ETF	16,697	451,821
iShares Russell 2000 ETF	79,778	11,907,664
SPDR S&P Emerging Markets Small Cap ETF	66,692	3,393,956
VanEck Vectors Africa Index ETF	20,143	471,953
VanEck Vectors India Small-Cap Index ETF	11,692	734,608

Total Equity Funds (Cost $18,065,280)		26,161,132

	Shares	Value
Fixed Income Funds 2.6%
iShares TIPS Bond ETF	5,009	$570,024
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	188,800	3,507,904
Vanguard Short-Term Inflation-Protected Securities ETF	28,003	1,387,269

Total Fixed Income Funds (Cost $5,409,502)		5,465,197

Total Unaffiliated Investment Companies (Cost $23,474,782)		31,626,329

	Principal Amount
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $7,210,141 (Collateralized by a Federal National Mortgage Association security with a rate of 5.355% and a maturity date of 11/24/17, with a Principal Amount of $7,170,000 and a Market Value of $7,357,266)	$7,210,073	7,210,073

Total Short-Term Investment (Cost $7,210,073)		7,210,073

Total Investments (Cost $165,044,996)	100.0%	207,804,033
Other Assets, Less Liabilities	0.0 ‡	52,172
Net Assets	100.0%	$207,856,205

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2017, the Fund's ownership exceeded 5% of the outstanding shares of the Underlying Fund's share class. (See Note 3)

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor's Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$146,546,492	$—	$—	$146,546,492
Fixed Income Funds	22,421,139	—	—	22,421,139

Total Affiliated Investment Companies	168,967,631	—	—	168,967,631

Unaffiliated Investment Companies
Equity Funds	26,161,132	—	—	26,161,132
Fixed Income Funds	5,465,197	—	—	5,465,197

Total Unaffiliated Investment Companies	31,626,329	—	—	31,626,329

Short-Term Investment
Repurchase Agreement	—	7,210,073	—	7,210,073

Total Investments in Securities	$200,593,960	$7,210,073	$—	$207,804,033

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $134,360,141)	$168,967,631
Investment in unaffiliated investment companies, at value (identified cost $23,474,782)	31,626,329
Repurchase agreement, at value (identified cost $7,210,073)	7,210,073
Due from custodian	27,381
Receivables:
Fund shares sold	103,304
Manager (See Note 3)	6,983
Dividends and interest	68
Other assets	25,189

Total assets	207,966,958

Liabilities
Payables:
Investment securities purchased	50,862
Shareholder communication	16,740
Transfer agent (See Note 3)	15,241
Professional fees	9,058
NYLIFE Distributors (See Note 3)	8,023
Fund shares redeemed	4,335
Custodian	730
Trustees	510
Accrued expenses	5,254

Total liabilities	110,753

Net assets	$207,856,205

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,799
Additional paid-in capital	159,781,260

159,798,059
Undistributed net investment income	1,779,012
Accumulated net realized gain (loss) on investments	3,520,097
Net unrealized appreciation (depreciation) on investments	42,759,037

Net assets	$207,856,205

Class A
Net assets applicable to outstanding shares	$22,270,003

Shares of beneficial interest outstanding	1,819,596

Net asset value per share outstanding	$12.24
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.95

Investor Class
Net assets applicable to outstanding shares	$9,064,469

Shares of beneficial interest outstanding	737,315

Net asset value per share outstanding	$12.29
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share outstanding	$13.01

Class I
Net assets applicable to outstanding shares	$169,644,117

Shares of beneficial interest outstanding	13,682,256

Net asset value and offering price per share outstanding	$12.40

Class R1
Net assets applicable to outstanding shares	$33,591

Shares of beneficial interest outstanding	2,663

Net asset value and offering price per share outstanding	$12.61

Class R2
Net assets applicable to outstanding shares	$6,694,870

Shares of beneficial interest outstanding	544,634

Net asset value and offering price per share outstanding	$12.29

Class R3
Net assets applicable to outstanding shares	$149,155

Shares of beneficial interest outstanding	12,047

Net asset value and offering price per share outstanding	$12.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,108,185
Dividend distributions from unaffiliated investment companies	568,494
Interest	4,987
Other income	214

Total income	3,681,880

Expenses
Manager (See Note 3)	200,911
Transfer agent (See Note 3)	191,601
Distribution/Service—Class A (See Note 3)	36,923
Distribution/Service—Investor Class (See Note 3)	39,657
Distribution/Service—Class R2 (See Note 3)	15,222
Distribution/Service—Class R3 (See Note 3)	518
Registration	74,139
Professional fees	37,418
Shareholder communication	30,480
Custodian	7,486
Shareholder service (See Note 3)	6,224
Trustees	4,974
Miscellaneous	12,698

Total expenses before waiver/reimbursement	658,251
Expense waiver/reimbursement from Manager (See Note 3)	(292,778)

Net expenses	365,473

Net investment income (loss)	3,316,407

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(368,475)
Unaffiliated investment company transactions	2,316,786
Realized capital gain distributions from affiliated investment companies	5,794,787

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	7,743,098

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	4,452,053
Affiliated investments	22,695,340

Net change in unrealized appreciation (depreciation) on investments	27,147,393

Net realized and unrealized gain (loss) on investments	34,890,491

Net increase (decrease) in net assets resulting from operations	$38,206,898

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,316,407	$2,582,327
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	7,743,098	5,447,731
Net change in unrealized appreciation (depreciation) on investments	27,147,393	(6,056,827)

Net increase (decrease) in net assets resulting from operations	38,206,898	1,973,231

Dividends and distributions to shareholders:
From net investment income:
Class A	(231,209)	(138,425)
Investor Class	(224,365)	(167,789)
Class I	(2,752,224)	(2,538,684)
Class R1	—	(210,999)
Class R2	(73,929)	(74,613)
Class R3	(309)	(188)

	(3,282,036)	(3,130,698)

From net realized gain on investments:
Class A	(439,380)	(232,558)
Investor Class	(452,466)	(298,065)
Class I	(4,681,219)	(3,669,087)
Class R1	(828)	(324,308)
Class R2	(167,727)	(132,837)
Class R3	(823)	(401)

	(5,742,443)	(4,657,256)

Total dividends and distributions to shareholders	(9,024,479)	(7,787,954)

Capital share transactions:
Net proceeds from sale of shares	38,032,145	29,957,296
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,023,497	7,787,940
Cost of shares redeemed	(50,299,049)	(32,086,161)

Increase (decrease) in net assets derived from capital share transactions	(3,243,407)	5,659,075

Net increase (decrease) in net assets	25,939,012	(155,648)

Net Assets
Beginning of year	181,917,193	182,072,841

End of year	$207,856,205	$181,917,193

Undistributed net investment income at end of year	$1,779,012	$918,483

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.62	$11.03		$11.23	$10.73	$8.92

Net investment income (loss) (a)	0.17	0.12		0.17	0.09	0.10
Net realized and unrealized gain (loss) on investments	1.95	(0.08)		0.06	0.83	1.98

Total from investment operations	2.12	0.04		0.23	0.92	2.08

Less dividends and distributions:
From net investment income	(0.17)	(0.17)		(0.15)	(0.14)	(0.16)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.50)	(0.45)		(0.43)	(0.42)	(0.27)

Net asset value at end of year	$12.24	$10.62		$11.03	$11.23	$10.73

Total investment return (b)	20.77%	0.50%		2.03%	8.78%	23.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%	1.19	%(c)	1.56%	0.86%	0.98%
Net expenses (d)	0.37%	0.36	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.51%	0.54%		0.54%	0.60%	0.71%
Portfolio turnover rate	44%	38%		41%	83%	66%
Net assets at end of year (in 000's)	$22,270	$10,187		$8,831	$12,924	$20,158

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.18%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.66	$11.08		$11.27	$10.76	$8.95

Net investment income (loss) (a)	0.15	0.11		0.10	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.97	(0.09)		0.12	0.85	1.96

Total from investment operations	2.12	0.02		0.22	0.92	2.07

Less dividends and distributions:
From net investment income	(0.16)	(0.16)		(0.13)	(0.13)	(0.15)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.49)	(0.44)		(0.41)	(0.41)	(0.26)

Net asset value at end of year	$12.29	$10.66		$11.08	$11.27	$10.76

Total investment return (b)	20.67%	0.32%		1.95%	8.80%	23.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.07	%(c)	0.93%	0.68%	1.08%
Net expenses (d)	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.75%	0.80%		0.79%	0.81%	0.93%
Portfolio turnover rate	44%	38%		41%	83%	66%
Net assets at end of year (in 000's)	$9,064	$14,150		$11,231	$8,424	$6,148

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.74	$11.16		$11.35	$10.83	$9.01

Net investment income (loss) (a)	0.20	0.16		0.15	0.11	0.15
Net realized and unrealized gain (loss) on investments	1.98	(0.10)		0.11	0.86	1.96

Total from investment operations	2.18	0.06		0.26	0.97	2.11

Less dividends and distributions:
From net investment income	(0.19)	(0.20)		(0.17)	(0.17)	(0.18)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.52)	(0.48)		(0.45)	(0.45)	(0.29)

Net asset value at end of year	$12.40	$10.74		$11.16	$11.35	$10.83

Total investment return (b)	21.15%	0.66%		2.31%	9.17%	24.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.47	%(c)	1.36%	0.97%	1.53%
Net expenses (d)	0.12%	0.11	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.26%	0.29%		0.29%	0.34%	0.46%
Portfolio turnover rate	44%	38%		41%	83%	66%
Net assets at end of year (in 000's)	$169,644	$152,163		$144,000	$131,608	$68,475

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.46%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,				August 21 2014** through October 31,
Class R1	2017	2016		2015	2014
Net asset value at beginning of period	$10.74	$11.16		$11.35	$11.36

Net investment income (loss) (a)	0.18	0.16		0.14	0.01
Net realized and unrealized gain (loss) on investments	2.02	(0.11)		0.11	(0.02)

Total from investment operations	2.20	0.05		0.25	(0.01)

Less dividends and distributions:
From net investment income	—	(0.19)		(0.16)	—
From net realized gain on investments	(0.33)	(0.28)		(0.28)	—

Total dividends and distributions	(0.33)	(0.47)		(0.44)	—

Net asset value at end of period	$12.61	$10.74		$11.16	$11.35

Total investment return (b)	20.99%	0.60%		2.21%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.52	%(d)	1.26%	0.37	% ††
Net expenses (e)	0.22%	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.36%	0.39%		0.39%	0.41	% ††
Portfolio turnover rate	44%	38%		41%	83%
Net assets at end of period (in 000's)	$34	$27		$12,902	$12,248

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.64	$11.06		$11.26	$10.75	$8.94

Net investment income (loss)	0.15	0.12		0.13	0.08	0.14
Net realized and unrealized gain (loss) on investments	1.97	(0.10)		0.08	0.84	1.93

Total from investment operations (a)	2.12	0.02		0.21	0.92	2.07

Less dividends and distributions:
From net investment income	(0.14)	(0.16)		(0.13)	(0.13)	(0.15)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.47)	(0.44)		(0.41)	(0.41)	(0.26)

Net asset value at end of year	$12.29	$10.64		$11.06	$11.26	$10.75

Total investment return (b)	20.70%	0.31%		1.92%	8.79%	23.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.12	%(c)	1.18%	0.71%	1.49%
Net expenses (d)	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.61%	0.64%		0.64%	0.70%	0.81%
Portfolio turnover rate	44%	38%		41%	83%	66%
Net assets at end of year (in 000's)	$6,695	$5,364		$5,093	$7,791	$6,386

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.72	$11.14		$11.32	$10.71	$8.91

Net investment income (loss) (a)	0.05	0.08		0.08	0.08	0.15
Net realized and unrealized gain (loss) on investments	2.06	(0.09)		0.11	0.81	1.88

Total from investment operations	2.11	(0.01)		0.19	0.89	2.03

Less dividends and distributions:
From net investment income	(0.12)	(0.13)		(0.09)	—	(0.12)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.45)	(0.41)		(0.37)	(0.28)	(0.23)

Net asset value at end of year	$12.38	$10.72		$11.14	$11.32	$10.71

Total investment return (b)	20.40%	0.06%		1.72%	8.45%	23.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	0.73	%(c)	0.71%	0.78%	1.54%
Net expenses (d)	0.72%	0.71	%(e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.86%	0.88%		0.89%	0.95%	1.07%
Portfolio turnover rate	44%	38%		41%	83%	66%
Net assets at end of year (in 000's)	$149	$26		$14	$11	$35

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.72%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	15.54 22.27%	10.01 11.26%	4.36 4.95%	1.52 1.52%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	15.39 22.11	9.87 11.12	5.58 6.20	1.73 1.73
Class I Shares	No Sales Charge		6/29/2007	22.56	11.53	5.22	1.27
Class R1 Shares	No Sales Charge		8/21/2014	22.39	7.39	N/A	1.37
Class R2 Shares	No Sales Charge		1/8/2009	22.18	11.14	11.71	1.62
Class R3 Shares	No Sales Charge		5/1/2008	21.80	10.88	5.88	1.87

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	23.63%	15.18%	7.51%
MSCI EAFE® Index[4]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.90	2.04	4.19
Retirement 2050 Composite Index[6]	20.78	12.34	5.69
Morningstar Target Date 2050 Category Average[7]	20.86	10.47	4.77

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2050 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2046-2050) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,093.50	$1.95	$1,023.30	$1.89	0.37%

Investor Class Shares	$1,000.00	$1,092.80	$2.48	$1,022.80	$2.40	0.47%

Class I Shares	$1,000.00	$1,094.60	$0.63	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$1,094.20	$1.16	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$1,092.40	$2.48	$1,022.80	$2.40	0.47%

Class R3 Shares	$1,000.00	$1,091.10	$3.79	$1,021.60	$3.67	0.72%

1.	Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

67

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 22.27% for Class A shares and 22.11% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 22.56%, Class R1 shares returned 22.39%, Class R2 shares returned 22.18% and Class R3 shares returned 21.80%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 20.78% return of the Retirement 2050 Composite Index,2 which is an additional benchmark of the Fund; and the 20.86% return of the Morningstar Target-Date 2050 Category Average.3 See page 65 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2050 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2050 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, the Underlying Funds contributed positively, if relatively modestly, to the Fund’s relative performance by this measure. (Contributions take weightings and total returns into account.) MainStay Epoch U.S. All Cap Fund and MainStay Common Stock Fund are examples of Underlying Funds that provided strong relative performance for the Fund during the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2050 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

In determining the Fund’s allocations, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Retirement 2050 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, we believed that the U.S. market was on a stable footing, and we increased the Fund’s exposure to equities modestly through

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 66 for more information on this index.
3.	See footnote on page 66 for more information on the Morningstar Target-Date 2050 Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

69

the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity sensitivity close to that of the Retirement 2050 Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. We believed that economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains but that investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles.

One noteworthy position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the election on fear that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Epoch U.S. Equity Yield Fund. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI Poland Capped ETF and VanEck Vectors India Small-Cap Index ETF. None of the Fund’s investments provided a negative return for the reporting period. The lowest positive return came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. Among the weakest contributors

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

70	MainStay Retirement 2050 Fund

to performance were iShares MSCI Philippines ETF and VanEck Vectors Africa Index ETF. Both of the Underlying Funds provided positive returns for the Fund during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Convertible Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay Short Duration High Yield Fund. There were several Underlying Funds that provided low positive returns and made minimal contributions to the Fund’s performance, including iShares TIPS Bond ETF and Vanguard Short-Term Inflation-Protected Securities ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments October 31, 2017

	Shares	Value
Affiliated Investment Companies 80.7%†
Equity Funds 74.9%
IQ 50 Percent Hedged FTSE Europe ETF	82,105	$1,659,342
IQ 50 Percent Hedged FTSE International ETF	138,522	2,965,756
IQ Chaikin U.S. Small Cap ETF	210,039	5,830,683
IQ Global Resources ETF	55,838	1,519,910
MainStay Common Stock Fund Class I (a)	396,711	9,786,851
MainStay Cornerstone Growth Fund Class I	90,175	3,152,530
MainStay Epoch International Choice Fund Class I	257,969	9,351,380
MainStay Epoch International Small Cap Fund Class I (a)	164,003	4,296,866
MainStay Epoch U.S. All Cap Fund Class I	323,570	10,066,258
MainStay Epoch U.S. Equity Yield Fund Class I	377,413	6,212,224
MainStay International Equity Fund Class I	172,677	2,845,725
MainStay Large Cap Growth Fund Class I	1,143,731	12,649,665
MainStay MAP Equity Fund Class I	189,717	8,537,254
MainStay S&P 500 Index Fund Class I	97,242	5,244,260

Total Equity Funds (Cost $64,285,828)		84,118,704

Fixed Income Funds 5.8%
IQ Enhanced Core Plus Bond U.S. ETF	30,867	619,501
MainStay Convertible Fund Class I	110,159	1,959,730
MainStay Floating Rate Fund Class I	135,238	1,264,477
MainStay High Yield Corporate Bond Fund Class I	1,493	8,628
MainStay Short Duration High Yield Fund Class I	190,808	1,902,354
MainStay Total Return Bond Fund Class I	68,086	724,437

Total Fixed Income Funds (Cost $6,250,921)		6,479,127

Total Affiliated Investment Companies (Cost $70,536,749)		90,597,831

Unaffiliated Investment Companies 15.8%
Equity Funds 13.7%
iShares MSCI All Country Asia ex-Japan ETF	48,463	3,649,748
iShares MSCI Frontier 100 ETF	15,345	486,130
iShares MSCI India ETF	15,367	541,610
iShares MSCI Philippines ETF	12,139	449,264
iShares MSCI Poland Capped ETF	8,934	241,754
iShares Russell 2000 ETF	50,287	7,505,838
SPDR S&P Emerging Markets Small Cap ETF	37,083	1,887,154
VanEck Vectors Africa Index ETF	11,473	268,814
VanEck Vectors India Small-Cap Index ETF	6,521	409,714

Total Equity Funds (Cost $10,463,379)		15,440,026

	Shares	Value
Fixed Income Funds 2.1%
iShares TIPS Bond ETF	2,554	$290,645
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	69,213	1,285,978
Vanguard Short-Term Inflation-Protected Securities ETF	14,825	734,430

Total Fixed Income Funds (Cost $2,295,962)		2,311,053

Total Unaffiliated Investment Companies (Cost $12,759,341)		17,751,079

	Principal Amount
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $3,948,425 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 10/31/19, with a Principal Amount of $4,035,000 and a Market Value of $4,028,697)	$3,948,388	3,948,388

Total Short-Term Investment (Cost $3,948,388)		3,948,388

Total Investments (Cost $87,244,478)	100.0%	112,297,298
Other Assets, Less Liabilities	(0.0)‡	(24,769)
Net Assets	100.0%	$112,272,529

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2017, the Fund's ownership exceeded 5% of the outstanding shares of the Underlying Fund's share class. (See Note 3)

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor's Depositary Receipt

TIPS—Treasury Inflation- Protected Security

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$84,118,704	$—	$—	$84,118,704
Fixed Income Funds	6,479,127	—	—	6,479,127

Total Affiliated Investment Companies	90,597,831	—	—	90,597,831

Unaffiliated Investment Companies
Equity Funds	15,440,026	—	—	15,440,026
Fixed Income Funds	2,311,053	—	—	2,311,053

Total Unaffiliated Investment Companies	17,751,079	—	—	17,751,079

Short-Term Investment
Repurchase Agreement	—	3,948,388	—	3,948,388

Total Investments in Securities	$108,348,910	$3,948,388	$—	$112,297,298

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $70,536,749)	$90,597,831
Investment in unaffiliated investment companies, at value (identified cost $12,759,341)	17,751,079
Repurchase agreement, at value (identified cost $3,948,388)	3,948,388
Due from custodian	16,531
Receivables:
Fund shares sold	69,238
Manager (See Note 3)	16,960
Dividends and interest	37
Other assets	24,904

Total assets	112,424,968

Liabilities
Payables:
Investment securities purchased	90,427
Transfer agent (See Note 3)	17,599
Fund shares redeemed	16,767
Shareholder communication	8,832
Professional fees	8,270
NYLIFE Distributors (See Note 3)	4,749
Custodian	683
Trustees	276
Accrued expenses	4,836

Total liabilities	152,439

Net assets	$112,272,529

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,085
Additional paid-in capital	84,586,853

84,595,938
Undistributed net investment income	619,065
Accumulated net realized gain (loss) on investments	2,004,706
Net unrealized appreciation (depreciation) on investments	25,052,820

Net assets	$112,272,529

Class A
Net assets applicable to outstanding shares	$8,917,192

Shares of beneficial interest outstanding	726,036

Net asset value per share outstanding	$12.28
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.99

Investor Class
Net assets applicable to outstanding shares	$8,193,780

Shares of beneficial interest outstanding	669,098

Net asset value per share outstanding	$12.25
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.96

Class I
Net assets applicable to outstanding shares	$89,698,262

Shares of beneficial interest outstanding	7,245,085

Net asset value and offering price per share outstanding	$12.38

Class R1
Net assets applicable to outstanding shares	$32,176

Shares of beneficial interest outstanding	2,589

Net asset value and offering price per share outstanding	$12.43

Class R2
Net assets applicable to outstanding shares	$5,163,327

Shares of beneficial interest outstanding	420,212

Net asset value and offering price per share outstanding	$12.29

Class R3
Net assets applicable to outstanding shares	$267,792

Shares of beneficial interest outstanding	21,704

Net asset value and offering price per share outstanding	$12.34

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,404,911
Dividend distributions from unaffiliated investment companies	288,374
Interest	2,673
Other income	110

Total income	1,696,068

Expenses
Transfer agent (See Note 3)	221,648
Manager (See Note 3)	105,275
Registration	73,730
Distribution/Service—Class A (See Note 3)	13,102
Distribution/Service—Investor Class (See Note 3)	25,865
Distribution/Service—Class R2 (See Note 3)	11,646
Distribution/Service—Class R3 (See Note 3)	1,072
Professional fees	33,396
Shareholder communication	16,842
Custodian	6,167
Shareholder service (See Note 3)	4,903
Trustees	2,610
Miscellaneous	10,357

Total expenses before waiver/reimbursement	526,613
Expense waiver/reimbursement from Manager (See Note 3)	(328,160)

Net expenses	198,453

Net investment income (loss)	1,497,615

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	30,077
Unaffiliated investment company transactions	1,340,023
Realized capital gain distributions from affiliated investment companies	3,048,384

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,418,484

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,381,315
Affiliated investments	12,964,356

Net change in unrealized appreciation (depreciation) on investments	15,345,671

Net realized and unrealized gain (loss) on investments	19,764,155

Net increase (decrease) in net assets resulting from operations	$21,261,770

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,497,615	$1,113,812
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,418,484	2,948,717
Net change in unrealized appreciation (depreciation) on investments	15,345,671	(3,298,348)

Net increase (decrease) in net assets resulting from operations	21,261,770	764,181

Dividends and distributions to shareholders:
From net investment income:
Class A	(62,375)	(47,171)
Investor Class	(121,521)	(87,051)
Class I	(1,266,957)	(1,112,368)
Class R1	(320)	(61,906)
Class R2	(57,416)	(51,417)
Class R3	(1,592)	(1,140)

	(1,510,181)	(1,361,053)

From net realized gain on investments:
Class A	(151,407)	(101,432)
Investor Class	(313,537)	(198,457)
Class I	(2,665,405)	(2,007,196)
Class R1	(924)	(118,633)
Class R2	(156,136)	(111,272)
Class R3	(5,221)	(3,281)

	(3,292,630)	(2,540,271)

Total dividends and distributions to shareholders	(4,802,811)	(3,901,324)

Capital share transactions:
Net proceeds from sale of shares	27,389,505	22,243,194
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,802,811	3,901,323
Cost of shares redeemed	(30,752,008)	(15,803,536)

Increase (decrease) in net assets derived from capital share transactions	1,440,308	10,340,981

Net increase (decrease) in net assets	17,899,267	7,203,838

Net Assets
Beginning of year	94,373,262	87,169,424

End of year	$112,272,529	$94,373,262

Undistributed net investment income at end of year	$619,065	$347,192

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.54	$11.00		$11.16	$10.72	$8.77

Net investment income (loss) (a)	0.13	0.11		0.16	0.07	0.09
Net realized and unrealized gain (loss) on investments	2.12	(0.10)		0.09	0.85	2.07

Total from investment operations	2.25	0.01		0.25	0.92	2.16

Less dividends and distributions:
From net investment income	(0.15)	(0.15)		(0.14)	(0.13)	(0.14)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.51)	(0.47)		(0.41)	(0.48)	(0.21)

Net asset value at end of year	$12.28	$10.54		$11.00	$11.16	$10.72

Total investment return (b)	22.27%	0.10%		2.29%	8.82%	25.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.08	%(c)	1.48%	0.62%	0.96%
Net expenses (d)	0.37%	0.36	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.67%	0.79%		0.79%	0.76%	0.83%
Portfolio turnover rate	48%	38%		42%	51%	63%
Net assets at end of year (in 000's)	$8,917	$3,623		$3,503	$5,083	$5,940

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.52	$10.98		$11.14	$10.71	$8.76

Net investment income (loss) (a)	0.12	0.09		0.09	0.05	0.09
Net realized and unrealized gain (loss) on investments	2.11	(0.09)		0.15	0.86	2.06

Total from investment operations	2.23	—		0.24	0.91	2.15

Less dividends and distributions:
From net investment income	(0.14)	(0.14)		(0.13)	(0.13)	(0.13)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.50)	(0.46)		(0.40)	(0.48)	(0.20)

Net asset value at end of year	$12.25	$10.52		$10.98	$11.14	$10.71

Total investment return (b)	22.11%	0.03%		2.15%	8.69%	24.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.88	%(c)	0.83%	0.49%	0.98%
Net expenses (d)	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.92%	1.00%		1.00%	1.01%	1.13%
Portfolio turnover rate	48%	38%		42%	51%	63%
Net assets at end of year (in 000's)	$8,194	$8,772		$6,494	$4,746	$3,158

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.86%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.48%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.62	$11.08		$11.24	$10.79	$8.83

Net investment income (loss) (a)	0.17	0.13		0.14	0.10	0.14
Net realized and unrealized gain (loss) on investments	2.12	(0.09)		0.13	0.86	2.05

Total from investment operations	2.29	0.04		0.27	0.96	2.19

Less dividends and distributions:
From net investment income	(0.17)	(0.18)		(0.16)	(0.16)	(0.16)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.53)	(0.50)		(0.43)	(0.51)	(0.23)

Net asset value at end of year	$12.38	$10.62		$11.08	$11.24	$10.79

Total investment return (b)	22.56%	0.37%		2.47%	9.16%	25.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.29	%(c)	1.22%	0.88%	1.44%
Net expenses (d)	0.12%	0.11	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.42%	0.54%		0.54%	0.52%	0.58%
Portfolio turnover rate	48%	38%		42%	51%	63%
Net assets at end of year (in 000's)	$89,698	$77,341		$69,179	$58,948	$45,630

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,				August 21 2014** through October 31,
Class R1	2017	2016		2015	2014
Net asset value at beginning of period	$10.63	$11.09		$11.23	$11.24

Net investment income (loss) (a)	0.16	0.14		0.12	0.00	‡
Net realized and unrealized gain (loss) on investments	2.13	(0.12)		0.15	(0.01)

Total from investment operations	2.29	0.02		0.27	(0.01)

Less dividends and distributions:
From net investment income	(0.13)	(0.16)		(0.14)	—
From net realized gain on investments	(0.36)	(0.32)		(0.27)	—

Total dividends and distributions	(0.49)	(0.48)		(0.41)	—

Net asset value at end of period	$12.43	$10.63		$11.09	$11.23

Total investment return (b)	22.39%	0.27%		2.44%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%	1.31	%(d)	1.09%	0.20	% ††
Net expenses (e)	0.22%	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.53%	0.64%		0.64%	0.68	% ††
Portfolio turnover rate	48%	38%		42%	51%
Net assets at end of period (in 000's)	$32	$27		$4,129	$3,130

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.54	$11.01		$11.17	$10.73	$8.78

Net investment income (loss) (a)	0.14	0.10		0.12	0.06	0.12
Net realized and unrealized gain (loss) on investments	2.10	(0.10)		0.12	0.85	2.03

Total from investment operations	2.24	(0.00)		0.24	0.91	2.15

Less dividends and distributions:
From net investment income	(0.13)	(0.15)		(0.13)	(0.12)	(0.13)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.49)	(0.47)		(0.40)	(0.47)	(0.20)

Net asset value at end of year	$12.29	$10.54		$11.01	$11.17	$10.73

Total investment return (b)	22.18%	(0.00	%)‡	2.16%	8.71%	24.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	0.93	% (c)	1.10%	0.53%	1.22%
Net expenses (d)	0.47%	0.46	% (e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement)(d)	0.77%	0.89%		0.89%	0.87%	0.93%
Portfolio turnover rate	48%	38%		42%	51%	63%
Net assets at end of year (in 000's)	$5,163	$4,464		$3,754	$6,157	$4,865

‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.91%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2017	2016		2015	2014	2013
Net asset value at beginning of year	$10.59	$11.05		$11.20	$10.68	$8.73

Net investment income (loss) (a)	0.08	0.07		0.08	(0.02)	0.13
Net realized and unrealized gain (loss) on investments	2.14	(0.10)		0.14	0.89	2.00

Total from investment operations	2.22	(0.03)		0.22	0.87	2.13

Less dividends and distributions:
From net investment income	(0.11)	(0.11)		(0.10)	—	(0.11)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.47)	(0.43)		(0.37)	(0.35)	(0.18)

Net asset value at end of year	$12.34	$10.59		$11.05	$11.20	$10.68

Total investment return (b)	21.80%	(0.25%)		2.00%	8.30%	24.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.64	% (c)	0.72%	(0.21%)	1.42%
Net expenses (d)	0.72%	0.71	% (e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.02%	1.14%		1.14%	1.12%	1.17%
Portfolio turnover rate	48%	38%		42%	51%	63%
Net assets at end of year (in 000's)	$268	$146		$110	$108	$3

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

MainStay Retirement 2060 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	16.83 23.63%	16.38 20.39%	3.92 3.92%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	16.61 23.40	16.25 20.26	4.28 4.28
Class I Shares	No Sales Charge		2/29/2016	23.85	20.65	3.67
Class R1 Shares	No Sales Charge		2/29/2016	23.66	20.54	3.77
Class R2 Shares	No Sales Charge		2/29/2016	23.44	20.28	4.02
Class R3 Shares	No Sales Charge		2/29/2016	23.03	19.91	4.45

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

80	MainStay Retirement 2060 Fund

Benchmark Performance	One Year	Since Inception
S&P 500® Index[3]	23.63%	21.22%
MSCI EAFE® Index[4]	23.44	19.72
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.90	2.23
Retirement 2060 Composite Index[6]	22.16	19.70
Morningstar Target Date 2060+ Category Average[7]	21.59	19.69

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2060 Composite Index as an additional benchmark. The Retirement 2060 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2060+ Category Average is representative of portfolios that provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the year 2060 and beyond) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

81

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2060 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,098.40	$1.96	$1,023.30	$1.89	0.37%

Investor Class Shares	$1,000.00	$1,097.80	$2.49	$1,022.80	$2.40	0.47%

Class I Shares	$1,000.00	$1,099.10	$0.63	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$1,099.20	$1.16	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$1,097.60	$2.48	$1,022.80	$2.40	0.47%

Class R3 Shares	$1,000.00	$1,095.40	$3.80	$1,021.60	$3.67	0.72%

1.	Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

82	MainStay Retirement 2060 Fund

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 87 for specific holdings within these categories.

83

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2060 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Retirement 2060 Fund returned 23.63% for Class A shares and 23.40% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 23.85%, Class R1 shares returned 23.66%, Class R2 shares returned 23.44% and Class R3 shares returned 23.03%. For the 12 months ended October 31, 2017, Class I and Class R1 shares outperformed, Class A shares performed in line with, and all other share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. For the 12 months ended October 31, 2017, Class A, Class I and Class R1 shares outperformed, Class R2 shares performed in line with, and all other share classes underperformed the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 22.16% return of the Retirement 2060 Composite Index,2 which is an additional benchmark of the Fund; and the 21.59% return of the Morningstar Target-Date 2060+ Category Average.3 See page 80 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2060 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2060 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, the Underlying Funds contributed positively if relatively modestly to the Fund’s relative performance by this measure. (Contributions take weightings and total returns into account.) MainStay Epoch U.S. All Cap Fund and MainStay Common Stock Fund are examples of Underlying Funds that provided strong relative performance for the Fund during the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2060 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

In determining the Fund’s allocations, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Retirement 2060 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 81 for more information on this index.
3.	See footnote on page 81 for more information on the Morningstar Target-Date 2060+ Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

84	MainStay Retirement 2060 Fund

companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, we believed that the market was on a stable footing, and we increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity sensitivity close to that of the Retirement 2060 Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. We believed that economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains but that investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles.

The Fund invested in MainStay Cornerstone Growth Fund during the reporting period. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Epoch U.S. Equity Yield Fund. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from iShares MSCI Poland Capped ETF and VanEck Vectors India Small-Cap Index ETF. None of the Fund’s investments provided a negative return for the reporting period. The lowest positive return came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. Among the weakest contributors to performance were iShares MSCI Philippines ETF and VanEck Vectors Africa Index ETF. Both of these Underlying Funds provided positive returns for the Fund during the reporting period.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

85

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Convertible Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay Short Duration High Yield Fund. There were several Underlying Funds that provided low positive returns and made minimal contributions to the Fund’s performance, including iShares TIPS Bond ETF and Vanguard Short-Term Inflation-Protected Securities ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

86	MainStay Retirement 2060 Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Affiliated Investment Companies 81.8%†
Equity Funds 79.1%
IQ 50 Percent Hedged FTSE Europe ETF	6,102	$123,321
IQ 50 Percent Hedged FTSE International ETF	10,338	221,337
IQ Chaikin U.S. Small Cap ETF	12,573	349,026
IQ Global Resources ETF	4,394	119,605
MainStay Common Stock Fund Class I	29,879	737,104
MainStay Cornerstone Growth Fund Class I	6,038	211,079
MainStay Epoch International Choice Fund Class I	22,255	806,742
MainStay Epoch International Small Cap Fund Class I	13,652	357,687
MainStay Epoch U.S. All Cap Fund Class I	29,900	930,184
MainStay Epoch U.S. Equity Yield Fund Class I	33,586	552,820
MainStay International Equity Fund Class I	16,046	264,441
MainStay Large Cap Growth Fund Class I	103,658	1,146,454
MainStay MAP Equity Fund Class I	14,050	632,236
MainStay S&P 500 Index Fund Class I	5,243	282,731

Total Equity Funds (Cost $5,506,037)		6,734,767

Fixed Income Funds 2.7%
IQ Enhanced Core Plus Bond U.S. ETF	256	5,138
MainStay Convertible Fund Class I	8,218	146,197
MainStay Floating Rate Fund Class I	5,105	47,728
MainStay High Yield Corporate Bond Fund Class I	4	25
MainStay Short Duration High Yield Fund Class I	2,942	29,335
MainStay Total Return Bond Fund Class I	96	1,022

Total Fixed Income Funds (Cost $221,142)		229,445

Total Affiliated Investment Companies (Cost $5,727,179)		6,964,212

Unaffiliated Investment Companies 15.5%
Equity Funds 14.8%
iShares MSCI All Country Asia ex-Japan ETF	3,915	294,839
iShares MSCI Frontier 100 ETF	1,191	37,731
iShares MSCI India ETF	1,224	43,140
iShares MSCI Philippines ETF	933	34,530
iShares MSCI Poland Capped ETF	524	14,179
iShares Russell 2000 ETF	4,319	644,654
SPDR S&P Emerging Markets Small Cap ETF	2,876	146,360
VanEck Vectors Africa Index ETF	715	16,753
VanEck Vectors India Small-Cap Index ETF	505	31,729

Total Equity Funds (Cost $935,613)		1,263,915

	Shares	Value
Fixed Income Funds 0.7%
iShares TIPS Bond ETF	45	$5,121
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,226	41,359
Vanguard Short-Term Inflation-Protected Securities ETF	102	5,053

Total Fixed Income Funds (Cost $51,020)		51,533

Total Unaffiliated Investment Companies (Cost $986,633)		1,315,448

	Principal Amount
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $222,022 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 12/31/22, with a Principal Amount of $225,000 and a Market Value of $227,599)	$222,020	222,020

Total Short-Term Investment (Cost $222,020)		222,020

Total Investments (Cost $6,935,832)	99.9%	8,501,680
Other Assets, Less Liabilities	0.1	9,704
Net Assets	100.0%	$8,511,384

†	Percentages indicated are based on Fund net assets.

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor's Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	87

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$6,734,767	$—	$—	$6,734,767
Fixed Income Funds	229,445	—	—	229,445

Total Affiliated Investment Companies	6,964,212	—	—	6,964,212

Unaffiliated Investment Companies
Equity Funds	1,263,915	—	—	1,263,915
Fixed Income Funds	51,533	—	—	51,533

Total Unaffiliated Investment Companies	1,315,448	—	—	1,315,448

Short-Term Investment
Repurchase Agreement	—	222,020	—	222,020

Total Investments in Securities	$8,279,660	$222,020	$—	$8,501,680

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

88	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $5,727,179)	$6,964,212
Investment in unaffiliated investment companies, at value (identified cost $986,633)	1,315,448
Repurchase agreement, at value (identified cost $222,020)	222,020
Receivables:
Fund shares sold	15,430
Interest	2
Other assets	20,216

Total assets	8,537,328

Liabilities
Due to custodian	1,166
Payables:
Fund shares redeemed	8,841
Professional fees	6,349
Manager (See Note 3)	3,251
Transfer agent (See Note 3)	695
Shareholder communication	591
Custodian	473
NYLIFE Distributors (See Note 3)	288
Trustees	20
Accrued expenses	4,270

Total liabilities	25,944

Net assets	$8,511,384

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$640
Additional paid-in capital	6,649,563

6,650,203
Undistributed net investment income	34,468
Accumulated net realized gain (loss) on investments	260,865
Net unrealized appreciation (depreciation) on investments	1,565,848

Net assets	$8,511,384

Class A
Net assets applicable to outstanding shares	$109,062

Shares of beneficial interest outstanding	8,215

Net asset value per share outstanding	$13.28
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$14.05

Investor Class
Net assets applicable to outstanding shares	$220,620

Shares of beneficial interest outstanding	16,648

Net asset value per share outstanding	$13.25
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$14.02

Class I
Net assets applicable to outstanding shares	$7,185,929

Shares of beneficial interest outstanding	539,781

Net asset value and offering price per share outstanding	$13.31

Class R1
Net assets applicable to outstanding shares	$34,166

Shares of beneficial interest outstanding	2,569

Net asset value and offering price per share outstanding	$13.30

Class R2
Net assets applicable to outstanding shares	$864,021

Shares of beneficial interest outstanding	65,134

Net asset value and offering price per share outstanding	$13.27

Class R3
Net assets applicable to outstanding shares	$97,586

Shares of beneficial interest outstanding	7,384

Net asset value and offering price per share outstanding (a)	$13.21

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	89

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$78,710
Dividend distributions from unaffiliated investment companies	17,796
Interest	127
Other income	8

Total income	96,641

Expenses
Registration	73,053
Offering (See Note 2)	28,265
Professional fees	13,627
Manager (See Note 3)	7,098
Transfer agent (See Note 3)	3,870
Custodian	3,714
Distribution/Service—Class A (See Note 3)	143
Distribution/Service—Investor Class (See Note 3)	441
Distribution/Service—Class R2 (See Note 3)	1,439
Distribution/Service—Class R3 (See Note 3)	356
Shareholder communication	1,473
Shareholder service (See Note 3)	678
Trustees	175
Miscellaneous	5,129

Total expenses before waiver/reimbursement	139,461
Expense waiver/reimbursement from Manager (See Note 3)	(127,356)

Net expenses	12,105

Net investment income (loss)	84,536

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	35,149
Unaffiliated investment company transactions	42,187
Realized capital gain distributions from affiliated investment companies	202,202

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	279,538

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	213,007
Affiliated investments	917,198

Net change in unrealized appreciation (depreciation) on investments	1,130,205

Net realized and unrealized gain (loss) on investments	1,409,743

Net increase (decrease) in net assets resulting from operations	$1,494,279

90	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and for the period February 29, 2016 (Inception date) through October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$84,536	$14,111
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	279,538	76,638
Net change in unrealized appreciation (depreciation) on investments	1,130,205	435,643

Net increase (decrease) in net assets resulting from operations	1,494,279	526,392

Dividends and distributions to shareholders:
From net investment income:
Class A	(598)	—
Investor Class	(1,230)	—
Class I	(79,531)	—
Class R1	(386)	—
Class R2	(347)	—
Class R3	(695)	—

	(82,787)	—

From net realized gain on investments:
Class A	(610)	—
Investor Class	(1,219)	—
Class I	(73,344)	—
Class R1	(376)	—
Class R2	(376)	—
Class R3	(795)	—

	(76,720)	—

Total dividends and distributions to shareholders	(159,507)	—

Capital share transactions:
Net proceeds from sale of shares	1,514,497	5,106,591
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	159,507	—
Cost of shares redeemed	(115,275)	(15,100)

Increase (decrease) in net assets derived from capital share transactions	1,558,729	5,091,491

Net increase (decrease) in net assets	2,893,501	5,617,883

Net Assets
Beginning of year	5,617,883	—

End of year	$8,511,384	$5,617,883

Undistributed net investment income at end of year	$34,468	$14,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	91

Financial Highlights selected per share data and ratios

Class A	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.04	$10.00

Net investment income (loss) (a)	0.09	0.01
Net realized and unrealized gain (loss) on investments	2.45	1.03

Total from investment operations	2.54	1.04

Less dividends and distributions:
From net investment income	(0.15)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.30)	—

Net asset value at end of period	$13.28	$11.04

Total investment return (b)	23.63%	10.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	0.14	%††
Net expenses (d)	0.37%	0.37	%††
Expenses (before waiver/reimbursement) (d)	2.00%	3.19	%††
Portfolio turnover rate	28%	26%
Net assets at end of period (in 000's)	$109	$28

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.03	$10.00

Net investment income (loss) (a)	0.07	0.01
Net realized and unrealized gain (loss) on investments	2.45	1.02

Total from investment operations	2.52	1.03

Less dividends and distributions:
From net investment income	(0.15)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.30)	—

Net asset value at end of period	$13.25	$11.03

Total investment return (b)	23.40%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.07	%††
Net expenses (c)	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (c)	2.18%	3.55	%††
Portfolio turnover rate	28%	26%
Net assets at end of period (in 000's)	$221	$88

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

92	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class I	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.05	$10.00

Net investment income (loss) (a)	0.16	0.03
Net realized and unrealized gain (loss) on investments	2.41	1.02

Total from investment operations	2.57	1.05

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.31)	—

Net asset value at end of period	$13.31	$11.05

Total investment return (b)	23.85%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	0.39	%††
Net expenses (c)	0.12%	0.12	%††
Expenses (before waiver/reimbursement) (c)	1.94%	2.94	%††
Portfolio turnover rate	28%	26%
Net assets at end of period (in 000's)	$7,186	$5,389

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.05	$10.00

Net investment income (loss) (a)	0.15	0.02
Net realized and unrealized gain (loss) on investments	2.40	1.03

Total from investment operations	2.55	1.05

Less dividends and distributions:
From net investment income	(0.15)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.30)	—

Net asset value at end of period	$13.30	$11.05

Total investment return (b)	23.66%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	0.27	%††
Net expenses (c)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (c)	2.05%	3.04	%††
Portfolio turnover rate	28%	26%
Net assets at end of period (in 000's)	$34	$28

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	93

Financial Highlights selected per share data and ratios

Class R2	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.03	$10.00

Net investment income (loss) (a)	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	2.52	1.03

Total from investment operations	2.53	1.03

Less dividends and distributions:
From net investment income	(0.14)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.29)	—

Net asset value at end of period	$13.27	$11.03

Total investment return (b)	23.44%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%	0.04	%††
Net expenses (c)	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (c)	2.05%	3.29	%††
Portfolio turnover rate	28%	26%
Net assets at end of period (in 000's)	$864	$28

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.01	$10.00

Net investment income (loss) (a)	0.08	(0.02)
Net realized and unrealized gain (loss) on investments	2.40	1.03

Total from investment operations	2.48	1.01

Less dividends and distributions:
From net investment income	(0.13)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.28)	—

Net asset value at end of period	$13.21	$11.01

Total investment return (b)	23.03%	10.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	(0.23	%)††
Net expenses (c)	0.72%	0.72	% ††
Expenses (before reimbursement/waiver) (c)	2.50%	3.72	% ††
Portfolio turnover rate	28%	26%
Net assets at end of period (in 000's)	$98	$58

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

94	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Retirement Funds each currently has seven classes of shares registered for sale. Class A and Class I shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on June 29, 2007. Class R1 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on February 28, 2008. The MainStay Retirement 2060 Fund's inception date was February 29, 2016 for all share classes, except Class R6 shares. Class R6 shares of the Retirement Funds were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I, Class R1, Class R2, and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. As disclosed in the Retirement Funds' prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust's multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class R3 shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The year in each Retirement Fund's name refers to the approximate year an investor in the Retirement Fund had planned to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired between 2010 and 2015, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The MainStay Retirement 2060 Fund is designed for an investor who is seeking to retire between the years 2056 and 2065, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (“Affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“Unaffiliated Underlying Funds”) (and collectively with the Affiliated Underlying Funds, “Underlying Funds”).

95

Notes to Financial Statements (continued)

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds' assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of each Retirement Fund's assets and liabilities is included at the end of each Retirement Fund's Portfolio of Investments.

Investments in mutual funds are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund's manager in consultation with the Affiliated Underlying Fund's subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

96	MainStay Target Date Funds

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Retirement Fund's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds' financial statements. The Retirement Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by each Retirement Fund from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Retirement Fund's Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Retirement Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Retirement Fund to the counterparty secured by the securities transferred to the respective Retirement Fund.

Repurchase agreements are subject to counterparty risk, meaning a Retirement Fund could lose money by the counterparty's failure to perform under the terms of the agreement. The Retirement Funds mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Retirement Funds' custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty's default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Offering and Organization Costs.  Costs were incurred by MainStay Retirement 2060 Fund in connection with the commencement of the Retirement Fund's operations. These costs have been amortized on a straight line basis over a twelve month period, ending February 28, 2017.

97

Notes to Financial Statements (continued)

(I)  Indemnifications.  Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of each Retirement Fund do not exceed the following percentages of average daily net assets for each class: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$44,505
MainStay Retirement 2020 Fund	137,807
MainStay Retirement 2030 Fund	246,516
MainStay Retirement 2040 Fund	200,911
MainStay Retirement 2050 Fund	105,275
MainStay Retirement 2060 Fund	7,098

During the year ended October 31, 2017, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$193,058
MainStay Retirement 2020 Fund	191,102
MainStay Retirement 2030 Fund	269,949
MainStay Retirement 2040 Fund	292,778
MainStay Retirement 2050 Fund	328,160
MainStay Retirement 2060 Fund	127,356

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds' administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder

98	MainStay Target Date Funds

and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class R1	$26
Class R2	2,575
Class R3	49

MainStay Retirement 2020 Fund
Class R1	$27
Class R2	2,793
Class R3	75

MainStay Retirement 2030 Fund
Class R1	$27
Class R2	5,215
Class R3	366

MainStay Retirement 2040 Fund
Class R1	$31
Class R2	6,089
Class R3	104

MainStay Retirement 2050 Fund
Class R1	$31
Class R2	4,658
Class R3	214

MainStay Retirement 2060 Fund
Class R1	$31
Class R2	576
Class R3	71

(C)  Sales Charges.  During the year ended October 31, 2017, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$1,823
Investor Class	1,968

MainStay Retirement 2020 Fund
Class A	$6,470
Investor Class	13,642

MainStay Retirement 2030 Fund
Class A	$10,261
Investor Class	31,849

MainStay Retirement 2040 Fund
Class A	$9,423
Investor Class	38,277

MainStay Retirement 2050 Fund
Class A	$3,997
Investor Class	29,114

MainStay Retirement 2060 Fund
Class A	$2
Investor Class	1,253

During the year ended October 31, 2017, the Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares were as follows:

MainStay Retirement 2030 Fund
Class A	$79

MainStay Retirement 2040 Fund
Class A	$73

MainStay Retirement 2050 Fund
Class A	$3

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds.

99

Notes to Financial Statements (continued)

During the year ended October 31, 2017, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$10,777
Investor Class	5,392
Class I	58,107
Class R1	45
Class R2	4,426
Class R3	84

MainStay Retirement 2020 Fund
Class A	$9,631
Investor Class	18,590
Class I	52,431
Class R1	13
Class R2	1,346
Class R3	37

MainStay Retirement 2030 Fund
Class A	$12,970
Investor Class	39,867
Class I	113,952
Class R1	15
Class R2	2,921
Class R3	205

MainStay Retirement 2040 Fund
Class A	$11,201
Investor Class	49,956
Class I	125,703
Class R1	23
Class R2	4,641
Class R3	77

MainStay Retirement 2050 Fund
Class A	$9,614
Investor Class	44,551
Class I	158,353
Class R1	57
Class R2	8,677
Class R3	396

MainStay Retirement 2060 Fund
Class A	$36
Investor Class	267
Class I	3,146
Class R1	15
Class R2	364
Class R3	42

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

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(F)  Investments in Affiliates in 000's.  During the year ended October 31, 2017, investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Retirement 2010 Fund

											Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales		Change in Unrealized Appreciation/ Depreciation		Value, End of Year	Dividend Income		Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$641	$(108)	$2		$34		$569	$9		$—	$—	$—	0.4
IQ 50 Percent Hedged FTSE International ETF	975	662	(786)	18		148		1,017	29		—	—	10	0.3
IQ Chaikin U.S. Small Cap ETF	—	1,150	(77)	2		80		1,155	1		—	—	—	0.4
IQ Enhanced Core Bond U.S. ETF	2,329	328	(810)	(22)		(29)		1,796	45		—	—	—	2.4
IQ Enhanced Core Plus Bond U.S. ETF	8	—	(5)	(0	)(a)	(0	)(a)	3	0	(a)	—	—	—	0.0	(b)
IQ Global Resources ETF	223	70	(110)	(0	)(a)	12		195	1		—	—	—	0.1
IQ S&P High Yield Low Volatility Bond ETF	—	575	(33)	(0	)(a)	1		543	5		—	—	—	0.5
MainStay Common Stock Fund Class I	2,130	222	(1,553)	483		(100)		1,182	32		—	—	—	1.2
MainStay Convertible Fund Class I	—	1,019	(399)	8		48		676	8		—	—	—	0.1
MainStay Cornerstone Growth Fund Class I	—	1,410	(507)	16		177		1,096	—		—	—	—	1.3
MainStay Epoch International Choice Fund Class I (c)	58	59	(78)	6		4		49	4		—	—	—	0.0	(b)
MainStay Epoch International Small Cap Fund Class I	299	403	(209)	37		49		579	2		—	—	—	1.7
MainStay Epoch U.S. All Cap Fund Class I	2,423	252	(1,798)	389		26		1,292	47		—	—	58	0.2
MainStay Epoch U.S. Equity Yield Fund Class I	188	1,191	(793)	39		126		751	12		—	—	1	0.1
MainStay Floating Rate Fund Class I	832	610	(813)	1		4		634	40		—	—	—	0.0	(b)
MainStay High Yield Corporate Bond Fund Class I	2,476	232	(1,866)	136		(114)		864	110		6	(9)	—	0.0	(b)
MainStay High Yield Municipal Bond Fund Class I	—	1,252	(1,300)	48		—		—	19		—	—	1	—
MainStay ICAP Equity Fund Class I (d)	1,084	734	(1,642)	57		(233)		—	13		—	—	244	—
MainStay Indexed Bond Fund Class I	9,617	1,654	(4,537)	(135)		(179)		6,420	183		—	—	108	5.9
MainStay International Equity Fund Class I	1	2	(3)	0	(a)	(0	)(a)	—	0	(a)	—	—	—	—
MainStay Large Cap Growth Fund Class I	1,288	1,208	(1,619)	158		18		1,053	—		—	—	144	0.0	(b)
MainStay MAP Equity Fund Class I	2,363	536	(2,340)	539		(141)		957	36		—	—	25	0.2
MainStay S&P 500 Index Fund Class I	1,550	572	(1,395)	51		83		861	29		—	—	87	0.1
MainStay Short Duration High Yield Fund Class I	1,260	319	(732)	(1)		11		857	51		—	—	—	0.1
MainStay Total Return Bond Fund Class I	12,177	3,061	(5,881)	(81)		40		9,316	291		—	—	—	0.8

	$41,281	$18,162	$(29,394)	$1,751		$65		$31,865	$967		$6	$(9)	$678

101

Notes to Financial Statements (continued)

MainStay Retirement 2020 Fund

								Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$2,088	$(385)	$7	$129	$1,839	$29	$—	$—	$—	1.1
IQ 50 Percent Hedged FTSE International ETF	2,333	2,567	(2,105)	29	428	3,252	83	—	—	26	1.0
IQ Chaikin U.S. Small Cap ETF	—	5,380	(520)	11	432	5,303	6	—	—	—	2.0
IQ Enhanced Core Bond U.S. ETF	6,275	1,220	(2,177)	(67)	(75)	5,176	121	—	—	—	7.0
IQ Enhanced Core Plus Bond U.S. ETF	751	545	(432)	(4)	6	866	27	—	—	—	0.3
IQ Global Resources ETF	1,107	597	(723)	(7)	50	1,024	5	—	—	—	0.5
IQ S&P High Yield Low Volatility Bond ETF	—	826	(24)	0 (a)	2	804	6	—	—	—	0.8
MainStay Common Stock Fund Class I	10,150	958	(5,466)	911	1,081	7,634	154	—	—	—	7.9
MainStay Convertible Fund Class I	—	3,168	(1,158)	18	152	2,180	24	—	—	—	0.4
MainStay Cornerstone Growth Fund Class I	—	3,712	(1,181)	27	492	3,050	—	—	—	—	3.5
MainStay Epoch International Choice Fund Class I (c)	3,720	2,365	(2,067)	191	406	4,615	137	—	—	—	0.8
MainStay Epoch International Small Cap Fund Class I	2,797	953	(1,363)	101	503	2,991	22	—	—	—	8.8
MainStay Epoch U.S. All Cap Fund Class I	10,710	945	(6,247)	680	1,285	7,373	211	—	—	260	1.0
MainStay Epoch U.S. Equity Yield Fund Class I	622	5,331	(2,079)	6	646	4,526	59	—	—	3	0.8
MainStay Floating Rate Fund Class I	1,672	1,887	(2,124)	2	9	1,446	96	—	—	—	0.2
MainStay High Yield Corporate Bond Fund Class I	5,150	835	(4,737)	350	(313)	1,285	199	—	(21)	—	0.0	(b)
MainStay High Yield Municipal Bond Fund Class I	—	2,591	(2,690)	99	—	—	38	—	—	1	—
MainStay ICAP Equity Fund Class I (d)	5,835	2,073	(7,144)	157	(921)	—	69	—	—	1,239	—
MainStay Indexed Bond Fund Class I	8,991	1,321	(4,846)	(151)	(141)	5,174	147	—	—	84	4.7
MainStay International Equity Fund Class I	1,280	151	(894)	172	(38)	671	6	—	—	—	0.3
MainStay Large Cap Growth Fund Class I	5,999	2,952	(5,847)	491	67	3,662	—	—	—	668	0.1
MainStay MAP Equity Fund Class I	10,754	1,599	(7,917)	1,329	632	6,397	166	—	—	114	1.0
MainStay S&P 500 Index Fund Class I	6,762	1,729	(4,346)	250	416	4,811	142	—	—	415	0.7
MainStay Short Duration High Yield Fund Class I	3,808	1,025	(2,096)	(5)	34	2,766	160	—	—	—	0.4
MainStay Total Return Bond Fund Class I	32,486	8,533	(14,278)	(262)	146	26,625	791	—	—	—	2.3

	$121,202	$55,351	$(82,846)	$4,335	$5,428	$103,470	$2,698	$—	$(21)	$2,810

102	MainStay Target Date Funds

MainStay Retirement 2030 Fund

									Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$3,700	$(402)	$5		$240	$3,543	$55	$—	$—	$—	2.2
IQ 50 Percent Hedged FTSE International ETF	3,478	5,630	(3,328)	3		797	6,580	151	—	—	40	2.0
IQ Chaikin U.S. Small Cap ETF	—	10,297	(672)	9		923	10,557	12	—	—	—	4.0
IQ Enhanced Core Plus Bond U.S. ETF	10,542	3,898	(2,699)	(70)		28	11,699	341	—	—	—	3.7
IQ Global Resources ETF	2,400	1,342	(1,138)	(19)		142	2,727	11	—	—	—	1.4
IQ S&P High Yield Low Volatility Bond ETF	—	1,762	(60)	(0	)(a)	2	1,704	12	—	—	—	1.6
MainStay Common Stock Fund Class I	20,589	1,637	(4,909)	576		3,954	21,847	314	—	—	—	22.7
MainStay Convertible Fund Class I	—	5,407	(1,363)	20		290	4,354	45	—	—	—	0.8
MainStay Cornerstone Growth Fund Class I	—	7,013	(1,132)	26		938	6,845	—	—	—	—	7.9
MainStay Epoch International Choice Fund Class I (c)	10,807	5,222	(3,852)	72		1,940	14,189	402	—	—	—	2.6
MainStay Epoch International Small Cap Fund Class I	5,924	2,108	(1,999)	50		1,439	7,522	46	—	—	—	22.1
MainStay Epoch U.S. All Cap Fund Class I	22,373	1,918	(7,671)	296		4,258	21,174	440	—	—	543	2.9
MainStay Epoch U.S. Equity Yield Fund Class I	1,473	14,430	(3,491)	(481)		1,268	13,199	162	—	—	6	2.3
MainStay Floating Rate Fund Class I	3,189	4,266	(3,340)	(5)		23	4,133	212	—	—	—	0.4
MainStay High Yield Corporate Bond Fund Class I	8,387	996	(6,785)	473		(419)	2,652	367	21	(32)	—	0.1
MainStay High Yield Municipal Bond Fund Class I	—	2,274	(2,354)	80		—	—	31	—	—	1	—
MainStay ICAP Equity Fund Class I (d)	12,180	4,808	(15,855)	(53)		(1,080)	—	158	—	—	2,901	—
MainStay International Equity Fund Class I	4,286	833	(2,323)	302		332	3,430	22	—	—	—	1.7
MainStay Large Cap Growth Fund Class I	12,567	6,061	(10,740)	351		968	9,207	—	—	—	1,393	0.1
MainStay MAP Equity Fund Class I	22,308	2,610	(10,609)	412		4,112	18,833	346	—	—	237	3.0
MainStay S&P 500 Index Fund Class I	14,770	2,899	(6,789)	265		1,323	12,468	326	—	—	942	1.7
MainStay Short Duration High Yield Fund Class I	6,134	1,908	(2,532)	(5)		53	5,558	277	—	—	—	1.0
MainStay Total Return Bond Fund Class I	32,414	8,020	(12,845)	(263)		103	27,429	760	—	—	—	2.3

	$193,821	$99,039	$(106,888)	$2,044		$21,634	$209,650	$4,490	$21	$(32)	$6,063

103

Notes to Financial Statements (continued)

MainStay Retirement 2040 Fund

								Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received		% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$3,149	$(315)	$6	$176	$3,016	$42	$—	$—	$—		1.8
IQ 50 Percent Hedged FTSE International ETF	2,394	5,168	(2,687)	2	608	5,485	119	—	—	27		1.6
IQ Chaikin U.S. Small Cap ETF	—	10,199	(660)	11	849	10,399	11	—	—	—		4.0
IQ Enhanced Core Plus Bond U.S. ETF	6,796	1,287	(3,413)	(108)	33	4,595	156	—	—	—		1.5
IQ Global Resources ETF	2,233	1,157	(751)	(13)	131	2,757	9	—	—	—		1.4
IQ S&P High Yield Low Volatility Bond ETF	—	797	(406)	(1)	1	391	2	—	—	—		0.4
MainStay Common Stock Fund Class I	17,019	1,803	(3,694)	345	3,491	18,964	260	—	—	—		19.7
MainStay Convertible Fund Class I	—	4,411	(1,038)	16	238	3,627	37	—	—	—		0.4
MainStay Cornerstone Growth Fund Class I	—	5,626	(892)	11	837	5,582	—	—	—	—		6.4
MainStay Epoch International Choice Fund Class I (c)	12,077	5,130	(3,929)	(3)	2,338	15,613	450	—	—	—		2.8
MainStay Epoch International Small Cap Fund Class I	5,657	1,769	(1,499)	25	1,493	7,445	46	—	—	—		21.8
MainStay Epoch U.S. All Cap Fund Class I	20,460	2,114	(8,144)	172	3,987	18,589	402	—	—	496		2.6
MainStay Epoch U.S. Equity Yield Fund Class I	999	15,451	(3,925)	(590)	803	12,738	157	—	—	4		2.2
MainStay Floating Rate Fund Class I	2,005	4,008	(2,512)	(7)	16	3,510	161	—	—	—		0.6
MainStay High Yield Corporate Bond Fund Class I	4,080	600	(3,988)	284	(264)	712	161	2	(16)	—		0.4
MainStay High Yield Municipal Bond Fund Class I	—	739	(767)	28	—	—	11	—	—	0	(a)	—
MainStay ICAP Equity Fund Class I (d)	9,891	5,576	(14,899)	(241)	(327)	—	141	—	—	2,633		—
MainStay International Equity Fund Class I	4,884	954	(2,174)	190	713	4,567	27	—	—	—		2.2
MainStay Large Cap Growth Fund Class I	14,422	4,041	(6,791)	(414)	2,273	13,531	—	—	—	1,601		0.2
MainStay MAP Equity Fund Class I	18,331	3,787	(9,235)	(153)	3,952	16,682	284	—	—	195		2.6
MainStay S&P 500 Index Fund Class I	13,048	2,934	(6,238)	104	1,331	11,179	290	—	—	839		1.6
MainStay Short Duration High Yield Fund Class I	4,740	1,307	(1,415)	3	33	4,668	219	—	—	—		0.0	(b)
MainStay Total Return Bond Fund Class I	6,894	2,073	(3,995)	(37)	(17)	4,918	139	—	—	—		0.7

	$145,930	$84,080	$(83,367)	$(370)	$22,695	$168,968	$3,124	$2	$(16)	$5,795

104	MainStay Target Date Funds

MainStay Retirement 2050 Fund

										Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income		Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received		% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,722	$(171)	$1		$107	$1,659	$24		$—	$—	$—		1.0
IQ 50 Percent Hedged FTSE International ETF	1,404	2,695	(1,472)	(1)		340	2,966	65		—	—	16		0.9
IQ Chaikin U.S. Small Cap ETF	—	5,661	(315)	5		480	5,831	6		—	—	—		2.2
IQ Enhanced Core Plus Bond U.S. ETF	1,965	282	(1,594)	(49)		16	620	27		—	—	—		0.2
IQ Global Resources ETF	1,237	609	(396)	(6)		76	1,520	6		—	—	—		0.8
IQ S&P High Yield Low Volatility Bond ETF	—	82	(82)	(0	)(a)	—	—	0	(a)	—	—	—		—
MainStay Common Stock Fund Class I	8,496	1,325	(1,958)	106		1,818	9,787	129		—	—	—		10.2
MainStay Convertible Fund Class I	—	2,409	(583)	8		126	1,960	20		—	—	—		0.4
MainStay Cornerstone Growth Fund Class I	—	3,094	(422)	4		477	3,153	—		—	—	—		3.6
MainStay Epoch International Choice Fund Class I (c)	7,032	3,157	(2,197)	(5)		1,364	9,351	257		—	—	—		1.7
MainStay Epoch International Small Cap Fund Class I	3,092	1,245	(882)	18		824	4,297	24		—	—	—		12.6
MainStay Epoch U.S. All Cap Fund Class I	11,265	1,748	(5,215)	230		2,038	10,066	220		—	—	272		1.4
MainStay Epoch U.S. Equity Yield Fund Class I	563	6,239	(888)	(100)		398	6,212	79		—	—	2		1.1
MainStay Floating Rate Fund Class I	975	1,783	(1,499)	(2)		7	1,264	70		—	—	—		0.1
MainStay High Yield Corporate Bond Fund Class I	1,211	132	(1,337)	99		(96)	9	30		5	(5)	—		—
MainStay High Yield Municipal Bond Fund Class I	—	211	(218)	7		—	—	3		—	—	0	(a)	—
MainStay ICAP Equity Fund Class I (d)	4,346	1,242	(5,366)	9		(231)	—	51		—	—	920		—
MainStay International Equity Fund Class I	2,716	692	(1,085)	90		433	2,846	15		—	—	—		1.4
MainStay Large Cap Growth Fund Class I	12,597	5,480	(7,456)	(431)		2,460	12,650	—		—	—	1,391		0.2
MainStay MAP Equity Fund Class I	8,581	1,308	(3,108)	49		1,707	8,537	132		—	—	91		1.4
MainStay S&P 500 Index Fund Class I	5,729	1,046	(2,159)	6		622	5,244	125		—	—	356		0.7
MainStay Short Duration High Yield Fund Class I	2,429	990	(1,533)	12		4	1,902	103		—	—	—		0.3
MainStay Total Return Bond Fund Class I	2,002	470	(1,717)	(25)		(6)	724	24		—	—	—		0.1

	$75,640	$43,622	$(41,653)	$25		$12,964	$90,598	$1,410		$5	$(5)	$3,048

105

Notes to Financial Statements (continued)

MainStay Retirement 2060 Fund

														Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost		Proceeds from Sales		Net Realized Gain/(Loss) on sales		Change in Unrealized Appreciation/ Depreciation		Value, End of Year		Dividend Income		Gains/ (Loss)	Dividend Income		Capital Gain Distributions Received		% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$116		$—		$—		$7		$123		$2		$—	$—		$—		0.1
IQ 50 Percent Hedged FTSE International ETF	96	182		(81)		(0	)(a)	24		221		5		—	—		1		0.1
IQ Chaikin U.S. Small Cap ETF	—	320		—		—		29		349		0	(a)	—	—		—		0.1
IQ Enhanced Core Plus Bond U.S. ETF	29	—		(23)		(1)		0	(a)	5		0	(a)	—	—		—		0.0	(b)
IQ Global Resources ETF	80	41		(7)		(0	)(a)	6		120		1		—	—		—		0.1
IQ S&P High Yield Low Volatility Bond ETF	—	0	(a)	(0	)(a)	(0	)(a)	—		—		0	(a)	—	—		—		—
MainStay Common Stock Fund Class I	508	160		(63)		1		131		737		8		—	—		—		0.8
MainStay Convertible Fund Class I	—	139		(1)		0	(a)	8		146		1		—	—		—		0.0	(b)
MainStay Cornerstone Growth Fund Class I	—	188		(9)		0	(a)	32		211		—		—	—		—		0.2
MainStay Epoch International Choice Fund Class I (c)	485	257		(47)		1		111		807		18		—	—		—		0.2
MainStay Epoch International Small Cap Fund Class I	206	92		(4)		0	(a)	64		358		2		—	—		—		1.1
MainStay Epoch U.S. All Cap Fund Class I	719	211		(168)		9		159		930		14		—	—		17		0.1
MainStay Epoch U.S. Equity Yield Fund Class I	35	517		(20)		(1)		22		553		7		—	—		0	(a)	0.1
MainStay Floating Rate Fund Class I	20	85		(57)		(0	)(a)	0	(a)	48		2		—	—		—		0.0	(b)
MainStay High Yield Corporate Bond Fund Class I	2	0	(a)	(2)		0	(a)	(0	)(a)	0	(a)	0	(a)	—	(0	)(a)	—		0.0	(b)
MainStay High Yield Municipal Bond Fund Class I	—	3		(3)		0	(a)	—		—		0	(a)	—	—		0	(a)	—
MainStay ICAP Equity Fund Class I (d)	288	102		(380)		8		(18)		—		3		—	—		60		—
MainStay International Equity Fund Class I	200	49		(30)		1		44		264		1		—	—		—		0.1
MainStay Large Cap Growth Fund Class I	964	438		(428)		7		166		1,147		—		—	—		107		0.0	(b)
MainStay MAP Equity Fund Class I	476	148		(102)		4		106		632		7		—	—		5		0.1
MainStay S&P 500 Index Fund Class I	208	129		(86)		(1)		33		283		4		—	—		12		0.0
MainStay Short Duration High Yield Fund Class I	142	47		(161)		8		(7)		29		4		—	—		—		0.0	(b)
MainStay Total Return Bond Fund Class I	30	2		(30)		(1)		0	(a)	1		0	(a)	—	—		—		0.0	(b)

	$4,488	$3,226		$(1,702)		$35		$917		$6,964		$79		$—	$(0)		$202

(a)	Less than $500.

(b)	Less than one-tenth of a percent.

(c)	Prior to March 13, 2017, known as MainStay ICAP International Fund Class I.

(d)	Reorganized into the MainStay Epoch U.S. Equity Yield Fund Class I on May 8, 2017.

(G) Capital. As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

Retirement 2010 Fund
Class I	$1,430,625	4.9%
Class R1	27,101	100.0
Class R3	11,858	16.9

Retirement 2020 Fund
Class I	$11,199,250	11.7%
Class R1	28,121	100.0
Class R3	11,245	15.5

Retirement 2030 Fund
Class I	$23,600,681	11.5%
Class R1	29,072	100.0

Retirement 2040 Fund
Class I	$18,725,034	11.0%
Class R1	29,722	88.5
Class R3	12,845	8.6

Retirement 2050 Fund
Class I	$16,362,931	18.2%
Class R1	30,059	93.4

Retirement 2060 Fund
Class A	$34,091	31.3%
Class I	6,671,608	92.8
Class R1	34,162	100.0
Class R2	34,038	3.9
Class R3	33,865	34.7
Inventory Class	34,027	15.4

106	MainStay Target Date Funds

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Retirement 2010 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$35,150,606	$3,214,290	$(123,010)	$3,091,280

MainStay Retirement 2020 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$105,671,581	$18,350,052	$(139,564)	$18,210,488

MainStay Retirement 2030 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$204,514,449	$44,287,843	$(6,382)	$44,281,461

MainStay Retirement 2040 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$168,123,231	$39,694,259	$(13,457)	$39,680,802

MainStay Retirement 2050 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$89,315,964	$22,981,334	$—	$22,981,334

MainStay Retirement 2060 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$6,941,751	$1,560,108	$(179)	$1,559,929

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Retirement 2010 Fund	$931,731	$2,391,855	$—	$3,091,280	$6,414,866
MainStay Retirement 2020 Fund	2,444,029	7,322,585	—	18,210,488	27,977,102
MainStay Retirement 2030 Fund	3,676,232	8,623,703	—	44,281,461	56,581,396
MainStay Retirement 2040 Fund	2,265,895	6,111,449	—	39,680,802	48,058,146
MainStay Retirement 2050 Fund	859,111	3,836,146	—	22,981,334	27,676,591
MainStay Retirement 2060 Fund	77,843	223,409	—	1,559,929	1,861,181

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

107

Notes to Financial Statements (continued)

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Retirement 2010 Fund	$119,507	(119,507)	$—
MainStay Retirement 2020 Fund	410,256	(410,256)	—
MainStay Retirement 2030 Fund	905,698	(905,698)	—
MainStay Retirement 2040 Fund	826,158	(826,158)	—
MainStay Retirement 2050 Fund	284,439	(284,439)	—
MainStay Retirement 2060 Fund	18,591	(18,591)	—

The reclassifications for the Retirement Funds are primarily due to short term distributions received from underlying Regulated Investment Companies.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017			2016
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,360,002	$1,098,516	$2,458,518	$1,527,879	$1,366,390	$2,894,269
MainStay Retirement 2020 Fund	3,315,005	3,245,611	6,560,616	3,766,036	3,733,785	7,499,821
MainStay Retirement 2030 Fund	4,723,441	6,572,706	11,296,147	4,875,394	5,575,613	10,451,007
MainStay Retirement 2040 Fund	3,282,036	5,742,443	9,024,479	3,361,486	4,426,468	7,787,954
MainStay Retirement 2050 Fund	1,510,181	3,292,630	4,802,811	1,627,972	2,273,352	3,901,324
MainStay Retirement 2060 Fund	159,507	—	159,507	—	—	—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund's net assets and/or the market value of securities held by each Retirement Fund and the number of certain transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Retirement Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee, of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

108	MainStay Target Date Funds

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Retirement Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Retirement Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Retirement Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities were as follows:

	Purchases	Sales
MainStay Retirement 2010 Fund	$19,795	$33,278
MainStay Retirement 2020 Fund	59,607	94,156
MainStay Retirement 2030 Fund	102,453	118,718
MainStay Retirement 2040 Fund	85,840	91,192
MainStay Retirement 2050 Fund	48,576	48,433
MainStay Retirement 2060 Fund	3,523	1,905

Note 9–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	259,775	$2,649,395
Shares issued to shareholders in reinvestment of dividends and distributions	38,009	372,105
Shares redeemed	(460,294)	(4,684,900)

Net increase (decrease) in shares outstanding before conversion	(162,510)	(1,663,400)
Shares converted into Class A (See Note 1)	84,475	886,319
Shares converted from Class A (See Note 1)	(2,205)	(22,271)

Net increase (decrease)	(80,240)	$(799,352)

Year ended October 31, 2016:
Shares sold	63,462	$629,355
Shares issued to shareholders in reinvestment of dividends and distributions	31,871	311,696
Shares redeemed	(201,393)	(2,021,148)

Net increase (decrease) in shares outstanding before conversion	(106,060)	(1,080,097)
Shares converted into Class A (See Note 1)	4,239	41,345
Shares converted from Class A (See Note 1)	(2,116)	(21,896)

Net increase (decrease)	(103,937)	$(1,060,648)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	32,758	$335,085
Shares issued to shareholders in reinvestment of dividends and distributions	7,392	72,729
Shares redeemed	(40,438)	(414,055)

Net increase (decrease) in shares outstanding before conversion	(288)	(6,241)
Shares converted into Investor Class (See Note 1)	2,194	22,271
Shares converted from Investor Class (See Note 1)	(84,151)	(886,319)

Net increase (decrease)	(82,245)	$(870,289)

Year ended October 31, 2016:
Shares sold	38,623	$383,551
Shares issued to shareholders in reinvestment of dividends and distributions	5,768	56,640
Shares redeemed	(28,598)	(288,850)

Net increase (decrease) in shares outstanding before conversion	15,793	151,341
Shares converted into Investor Class (See Note 1)	2,107	21,896
Shares converted from Investor Class (See Note 1)	(4,221)	(41,345)

Net increase (decrease)	13,679	$131,892

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	414,544	$4,273,976
Shares issued to shareholders in reinvestment of dividends and distributions	192,634	1,899,370
Shares redeemed	(1,634,074)	(16,791,409)

Net increase (decrease)	(1,026,896)	$(10,618,063)

Year ended October 31, 2016:
Shares sold	542,231	$5,478,332
Shares issued to shareholders in reinvestment of dividends and distributions	176,948	1,741,172
Shares redeemed	(754,867)	(7,641,423)

Net increase (decrease)	(35,688)	$(421,919)

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	53	539
Shares redeemed	—	—

Net increase (decrease)	53	$539

Period ended October 31, 2016:
Shares sold	80,178	$797,519
Shares issued to shareholders in reinvestment of dividends and distributions	69,478	683,662
Shares redeemed	(1,642,963)	(16,990,479)

Net increase (decrease)	(1,493,307)	$(15,509,298)

109

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	13,021	$134,267
Shares issued to shareholders in reinvestment of dividends and distributions	11,380	112,096
Shares redeemed	(30,159)	(305,359)

Net increase (decrease)	(5,758)	$(58,996)

Year ended October 31, 2016:
Shares sold	52,402	$522,535
Shares issued to shareholders in reinvestment of dividends and distributions	10,275	100,693
Shares redeemed	(37,145)	(369,080)

Net increase (decrease)	25,532	$254,148

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,350	$25,046
Shares issued to shareholders in reinvestment of dividends and distributions	167	1,679
Shares redeemed	(12)	(127)

Net increase (decrease)	2,505	$26,598

Year ended October 31, 2016:
Shares sold	2,898	$30,249
Shares issued to shareholders in reinvestment of dividends and distributions	40	407

Net increase (decrease)	2,938	$30,656

MainStay Retirement 2020 Fund
Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	668,529	$7,151,569
Shares issued to shareholders in reinvestment of dividends and distributions	87,745	898,514
Shares redeemed	(1,103,833)	(11,997,238)

Net increase (decrease) in shares outstanding before conversion	(347,559)	(3,947,155)
Shares converted into Class A (See Note 1)	577,095	6,485,711
Shares converted from Class A (See Note 1)	(9,679)	(102,342)

Net increase (decrease)	219,857	$2,436,214

Year ended October 31, 2016:
Shares sold	351,563	$3,626,087
Shares issued to shareholders in reinvestment of dividends and distributions	73,681	747,126
Shares redeemed	(304,532)	(3,129,131)

Net increase (decrease) in shares outstanding before conversion	120,712	1,244,082
Shares converted into Class A (See Note 1)	11,445	119,288
Shares converted from Class A (See Note 1)	(4,813)	(50,090)

Net increase (decrease)	127,344	$1,313,280

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	181,593	$1,963,129
Shares issued to shareholders in reinvestment of dividends and distributions	33,262	341,269
Shares redeemed	(136,340)	(1,466,014)

Net increase (decrease) in shares outstanding before conversion	78,515	838,384
Shares converted into Investor Class (See Note 1)	2,612	28,009
Shares converted from Investor Class (See Note 1)	(576,566)	(6,485,711)

Net increase (decrease)	(495,439)	$(5,619,318)

Year ended October 31, 2016:
Shares sold	203,531	$2,103,314
Shares issued to shareholders in reinvestment of dividends and distributions	30,211	306,941
Shares redeemed	(129,410)	(1,341,598)

Net increase (decrease) in shares outstanding before conversion	104,332	1,068,657
Shares converted into Investor Class (See Note 1)	4,576	47,702
Shares converted from Investor Class (See Note 1)	(11,432)	(119,288)

Net increase (decrease)	97,476	$997,071

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,288,531	$14,030,153
Shares issued to shareholders in reinvestment of dividends and distributions	506,514	5,212,029
Shares redeemed	(4,567,356)	(49,605,705)

Net increase (decrease) in shares outstanding before conversion	(2,772,311)	(30,363,523)
Shares converted into Class I (See Note 1)	7,022	74,333

Net increase (decrease)	(2,765,289)	$(30,289,190)

Year ended October 31, 2016:
Shares sold	1,458,326	$15,065,336
Shares issued to shareholders in reinvestment of dividends and distributions	493,759	5,026,468
Shares redeemed	(1,501,132)	(15,544,566)

Net increase (decrease) in shares outstanding before conversion	450,953	4,547,238
Shares converted into Class I (See Note 1)	230	2,388

Net increase (decrease)	451,183	$4,549,626

110	MainStay Target Date Funds

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	51	536
Shares redeemed	—	—

Net increase (decrease)	51	$536

Year ended October 31, 2016:
Shares sold	264,521	$2,714,991
Shares issued to shareholders in reinvestment of dividends and distributions	128,206	1,306,422
Shares redeemed	(3,216,772)	(34,390,643)

Net increase (decrease)	(2,824,045)	$(30,369,230)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	28,291	$306,307
Shares issued to shareholders in reinvestment of dividends and distributions	9,655	99,539
Shares redeemed	(55,732)	(593,300)

Net increase (decrease)	(17,786)	$(187,454)

Year ended October 31, 2016:
Shares sold	35,120	$362,177
Shares issued to shareholders in reinvestment of dividends and distributions	10,873	110,247
Shares redeemed	(25,004)	(252,577)

Net increase (decrease)	20,989	$219,847

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,544	$27,705
Shares issued to shareholders in reinvestment of dividends and distributions	317	3,300
Shares redeemed	(5,815)	(62,159)

Net increase (decrease)	(2,954)	$(31,154)

Year ended October 31, 2016:
Shares sold	6,132	$63,871
Shares issued to shareholders in reinvestment of dividends and distributions	231	2,367
Shares redeemed	(416)	(4,453)

Net increase (decrease)	5,947	$61,785

MainStay Retirement 2030 Fund
Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	865,895	$9,337,670
Shares issued to shareholders in reinvestment of dividends and distributions	103,016	1,064,151
Shares redeemed	(1,174,273)	(13,060,055)

Net increase (decrease) in shares outstanding before conversion	(205,362)	(2,658,234)
Shares converted into Class A (See Note 1)	1,068,901	12,360,630
Shares converted from Class A (See Note 1)	(1,712)	(18,681)

Net increase (decrease)	861,827	$9,683,715

Year ended October 31, 2016:
Shares sold	439,470	$4,497,215
Shares issued to shareholders in reinvestment of dividends and distributions	67,859	693,516
Shares redeemed	(265,542)	(2,733,302)

Net increase (decrease) in shares outstanding before conversion	241,787	2,457,429
Shares converted into Class A (See Note 1)	40,019	418,189
Shares converted from Class A (See Note 1)	(1,729)	(18,574)

Net increase (decrease)	280,077	$2,857,044

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	443,310	$4,890,801
Shares issued to shareholders in reinvestment of dividends and distributions	64,003	661,791
Shares redeemed	(179,684)	(1,982,094)

Net increase (decrease) in shares outstanding before conversion	327,629	3,570,498
Shares converted into Investor Class (See Note 1)	1,710	18,681
Shares converted from Investor Class (See Note 1)	(1,068,886)	(12,360,630)

Net increase (decrease)	(739,547)	$(8,771,451)

Year ended October 31, 2016:
Shares sold	436,775	$4,516,929
Shares issued to shareholders in reinvestment of dividends and distributions	48,890	500,147
Shares redeemed	(146,803)	(1,515,521)

Net increase (decrease) in shares outstanding before conversion	338,862	3,501,555
Shares converted into Investor Class (See Note 1)	1,728	18,574
Shares converted from Investor Class (See Note 1)	(40,001)	(418,189)

Net increase (decrease)	300,589	$3,101,940

111

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,276,447	$25,370,651
Shares issued to shareholders in reinvestment of dividends and distributions	897,925	9,347,404
Shares redeemed	(4,402,893)	(49,105,304)

Net increase (decrease)	(1,228,521)	$(14,387,249)

Year ended October 31, 2016:
Shares sold	2,263,244	$23,225,275
Shares issued to shareholders in reinvestment of dividends and distributions	785,347	8,081,219
Shares redeemed	(1,554,273)	(16,208,072)

Net increase (decrease)	1,494,318	$15,098,422

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	64	675
Shares redeemed	—	—

Net increase (decrease)	64	$675

Year ended October 31, 2016:
Shares sold	191,468	$1,969,434
Shares issued to shareholders in reinvestment of dividends and distributions	94,834	975,842
Shares redeemed	(2,382,122)	(25,496,528)

Net increase (decrease)	(2,095,820)	$(22,551,252)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	52,512	$574,204
Shares issued to shareholders in reinvestment of dividends and distributions	19,851	205,258
Shares redeemed	(68,270)	(749,378)

Net increase (decrease)	4,093	$30,084

Year ended October 31, 2016:
Shares sold	47,749	$489,080
Shares issued to shareholders in reinvestment of dividends and distributions	18,487	188,566
Shares redeemed	(22,381)	(231,402)

Net increase (decrease)	43,855	$446,244

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	23,840	$266,944
Shares issued to shareholders in reinvestment of dividends and distributions	1,577	16,528
Shares redeemed	(30,249)	(333,711)

Net increase (decrease)	(4,832)	$(50,239)

Year ended October 31, 2016:
Shares sold	10,487	$107,021
Shares issued to shareholders in reinvestment of dividends and distributions	1,133	11,715
Shares redeemed	(213)	(2,211)

Net increase (decrease)	11,407	$116,525

MainStay Retirement 2040 Fund
Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	764,705	$8,416,749
Shares issued to shareholders in reinvestment of dividends and distributions	63,988	670,590
Shares redeemed	(904,967)	(10,336,507)

Net increase (decrease) in shares outstanding before conversion	(76,274)	(1,249,168)
Shares converted into Class A (See Note 1)	939,837	11,179,910
Shares converted from Class A (See Note 1)	(3,524)	(39,842)

Net increase (decrease)	860,039	$9,890,900

Year ended October 31, 2016:
Shares sold	214,664	$2,239,702
Shares issued to shareholders in reinvestment of dividends and distributions	35,740	370,983
Shares redeemed	(121,218)	(1,278,667)

Net increase (decrease) in shares outstanding before conversion	129,186	1,332,018
Shares converted into Class A (See Note 1)	34,770	361,510
Shares converted from Class A (See Note 1)	(5,149)	(54,697)

Net increase (decrease)	158,807	$1,638,831

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	475,201	$5,364,974
Shares issued to shareholders in reinvestment of dividends and distributions	64,183	675,849
Shares redeemed	(197,045)	(2,213,428)

Net increase (decrease) in shares outstanding before conversion	342,339	3,827,395
Shares converted into Investor Class (See Note 1)	3,509	39,842
Shares converted from Investor Class (See Note 1)	(935,879)	(11,179,910)

Net increase (decrease)	(590,031)	$(7,312,673)

Year ended October 31, 2016:
Shares sold	462,150	$4,828,103
Shares issued to shareholders in reinvestment of dividends and distributions	44,664	465,841
Shares redeemed	(163,989)	(1,707,361)

Net increase (decrease) in shares outstanding before conversion	342,825	3,586,583
Shares converted into Investor Class (See Note 1)	5,128	54,697
Shares converted from Investor Class (See Note 1)	(34,609)	(361,510)

Net increase (decrease)	313,344	$3,279,770

112	MainStay Target Date Funds

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,064,459	$23,548,366
Shares issued to shareholders in reinvestment of dividends and distributions	701,930	7,433,442
Shares redeemed	(3,248,722)	(37,350,322)

Net increase (decrease)	(482,333)	$(6,368,514)

Year ended October 31, 2016:
Shares sold	1,963,062	$20,486,781
Shares issued to shareholders in reinvestment of dividends and distributions	592,345	6,207,771
Shares redeemed	(1,298,152)	(13,736,620)

Net increase (decrease)	1,257,255	$12,957,932

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	88	$993
Shares issued to shareholders in reinvestment of dividends and distributions	77	828
Shares redeemed	—	—

Net increase (decrease)	165	$1,821

Year ended October 31, 2016:
Shares sold	170,200	$1,761,576
Shares issued to shareholders in reinvestment of dividends and distributions	51,030	535,307
Shares redeemed	(1,375,320)	(14,977,601)

Net increase (decrease)	(1,154,090)	$(12,680,718)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	51,425	$580,611
Shares issued to shareholders in reinvestment of dividends and distributions	22,949	241,656
Shares redeemed	(33,660)	(384,736)

Net increase (decrease)	40,714	$437,531

Year ended October 31, 2016:
Shares sold	60,631	$628,994
Shares issued to shareholders in reinvestment of dividends and distributions	19,928	207,450
Shares redeemed	(37,235)	(385,548)

Net increase (decrease)	43,324	$450,896

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	10,698	$120,452
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,132
Shares redeemed	(1,224)	(14,056)

Net increase (decrease)	9,581	$107,528

Year ended October 31, 2016:
Shares sold	1,151	$12,140
Shares issued to shareholders in reinvestment of dividends and distributions	56	588
Shares redeemed	(36)	(364)

Net increase (decrease)	1,171	$12,364

MainStay Retirement 2050 Fund
Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	362,461	$4,004,392
Shares issued to shareholders in reinvestment of dividends and distributions	20,595	213,782
Shares redeemed	(469,641)	(5,374,796)

Net increase (decrease) in shares outstanding before conversion	(86,585)	(1,156,622)
Shares converted into Class A (See Note 1)	472,690	5,618,948
Shares converted from Class A (See Note 1)	(3,792)	(42,259)

Net increase (decrease)	382,313	$4,420,067

Year ended October 31, 2016:
Shares sold	83,475	$861,286
Shares issued to shareholders in reinvestment of dividends and distributions	14,358	148,603
Shares redeemed	(85,044)	(854,633)

Net increase (decrease) in shares outstanding before conversion	12,789	155,256
Shares converted into Class A (See Note 1)	12,605	131,768
Shares converted from Class A (See Note 1)	(48)	(515)

Net increase (decrease)	25,346	$286,509

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	371,824	$4,191,109
Shares issued to shareholders in reinvestment of dividends and distributions	41,994	435,058
Shares redeemed	(108,807)	(1,218,861)

Net increase (decrease) in shares outstanding before conversion	305,011	3,407,306
Shares converted into Investor Class (See Note 1)	3,799	42,259
Shares converted from Investor Class (See Note 1)	(473,868)	(5,618,948)

Net increase (decrease)	(165,058)	$(2,169,383)

Year ended October 31, 2016:
Shares sold	328,245	$3,379,636
Shares issued to shareholders in reinvestment of dividends and distributions	27,639	285,507
Shares redeemed	(100,543)	(1,033,574)

Net increase (decrease) in shares outstanding before conversion	255,341	2,631,569
Shares converted into Investor Class (See Note 1)	48	515
Shares converted from Investor Class (See Note 1)	(12,630)	(131,768)

Net increase (decrease)	242,759	$2,500,316

113

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,612,243	$18,273,326
Shares issued to shareholders in reinvestment of dividends and distributions	376,663	3,932,362
Shares redeemed	(2,026,587)	(23,082,913)

Net increase (decrease)	(37,681)	$(877,225)

Year ended October 31, 2016:
Shares sold	1,519,223	$15,725,042
Shares issued to shareholders in reinvestment of dividends and distributions	299,958	3,119,563
Shares redeemed	(778,261)	(8,131,896)

Net increase (decrease)	1,040,920	$10,712,709

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	64	$709
Shares issued to shareholders in reinvestment of dividends and distributions	119	1,244
Shares redeemed	(129)	(1,582)

Net increase (decrease)	54	$371

Year ended October 31, 2016:
Shares sold	123,083	$1,269,054
Shares issued to shareholders in reinvestment of dividends and distributions	17,326	180,540
Shares redeemed	(510,256)	(5,499,517)

Net increase (decrease)	(369,847)	$(4,049,923)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	63,198	$711,211
Shares issued to shareholders in reinvestment of dividends and distributions	20,554	213,552
Shares redeemed	(87,012)	(946,428)

Net increase (decrease)	(3,260)	$(21,665)

Year ended October 31, 2016:
Shares sold	93,934	$969,472
Shares issued to shareholders in reinvestment of dividends and distributions	15,704	162,689
Shares redeemed	(27,064)	(280,290)

Net increase (decrease)	82,574	$851,871

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	18,766	$208,758
Shares issued to shareholders in reinvestment of dividends and distributions	651	6,813
Shares redeemed	(11,482)	(127,428)

Net increase (decrease)	7,935	$88,143

Year ended October 31, 2016:
Shares sold	3,731	$38,704
Shares issued to shareholders in reinvestment of dividends and distributions	424	4,421
Shares redeemed	(353)	(3,626)

Net increase (decrease)	3,802	$39,499

MainStay Retirement 2060 Fund
Class A	Shares	Amount
Period ended October 31, 2017:
Shares sold	4,426	$52,541
Shares issued to shareholders in reinvestment of dividends and distributions	109	1,208
Shares redeemed	(1,816)	(21,345)

Net increase (decrease) in shares outstanding before conversion	2,719	32,404
Shares converted into Class A (See Note 1)	3,634	46,667
Shares converted from Class A (See Note 1)	(665)	(8,829)

Net increase (decrease)	5,688	$70,242

Year ended October 31, 2016:
Shares sold	2,527	$25,303

Net increase (decrease)	2,527	$25,303

Investor Class	Shares	Amount
Period ended October 31, 2017:
Shares sold	13,961	$166,150
Shares issued to shareholders in reinvestment of dividends and distributions	221	2,449
Shares redeemed	(2,508)	(30,638)

Net increase (decrease) in shares outstanding before conversion	11,674	137,961
Shares converted into Investor Class (See Note 1)	666	8,829
Shares converted from Investor Class (See Note 1)	(3,639)	(46,667)

Net increase (decrease)	8,701	$100,123

Year ended October 31, 2016:
Shares sold	8,646	$92,843
Shares redeemed	(699)	(7,817)

Net increase (decrease)	7,947	$85,026

Class I	Shares	Amount
Period ended October 31, 2017:
Shares sold	39,305	$492,077
Shares issued to shareholders in reinvestment of dividends and distributions	13,747	152,874
Shares redeemed	(771)	(9,937)

Net increase (decrease)	52,281	$635,014

Year ended October 31, 2016:
Shares sold	487,500	$4,875,516

Net increase (decrease)	487,500	$4,875,516

Class R1	Shares	Amount
Period ended October 31, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	69	762
Shares redeemed	—	—

Net increase (decrease)	69	$762

Year ended October 31, 2016:
Shares sold	3,144	$32,003
Shares redeemed	(644)	(7,283)

Net increase (decrease)	2,500	$24,720

114	MainStay Target Date Funds

Class R2	Shares	Amount
Period ended October 31, 2017:
Shares sold	67,036	$778,281
Shares issued to shareholders in reinvestment of dividends and distributions	65	723
Shares redeemed	(4,467)	(52,821)

Net increase (decrease)	62,634	$726,183

Year ended October 31, 2016:
Shares sold	2,500	$25,003

Net increase (decrease)	2,500	$25,003

Class R3	Shares	Amount
Period ended October 31, 2017:
Shares sold	2,015	$25,448
Shares issued to shareholders in reinvestment of dividends and distributions	134	1,491
Shares redeemed	(43)	(534)

Net increase (decrease)	2,106	$26,405

Year ended October 31, 2016:
Shares sold	5,278	$55,923

Net increase (decrease)	5,278	$55,923

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017 through the date the financial statements were issued have been evaluated by the Retirement Funds' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

115

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (each a “Fund” and collectively, “the Funds”), six of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

116	MainStay Target Date Funds

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1	To elect eight Trustees to the Board; and

2	To approve amendments of the fundamental investment restrictions for certain Funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$1,098,516
MainStay Retirement 2020 Fund	3,245,611
MainStay Retirement 2030 Fund	6,572,706
MainStay Retirement 2040 Fund	5,742,443
MainStay Retirement 2050 Fund	3,292,630
MainStay Retirement 2060 Fund	—

For the fiscal year ended October 31, 2017, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Retirement 2010 Fund	$254,034
MainStay Retirement 2020 Fund	1,008,105
MainStay Retirement 2030 Fund	1,961,535
MainStay Retirement 2040 Fund	1,647,124
MainStay Retirement 2050 Fund	791,219
MainStay Retirement 2060 Fund	31,424

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2017 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Retirement 2010 Fund	14.92%
MainStay Retirement 2020 Fund	22.92%
MainStay Retirement 2030 Fund	30.34%
MainStay Retirement 2040 Fund	35.06%
MainStay Retirement 2050 Fund	35.12%
MainStay Retirement 2060 Fund	12.91%

117

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2017 is listed below.

FTC$
MainStay Retirement 2010 Fund	$2,499
MainStay Retirement 2020 Fund	35,366
MainStay Retirement 2030 Fund	87,760
MainStay Retirement 2040 Fund	95,282
MainStay Retirement 2050 Fund	53,307
MainStay Retirement 2060 Fund	3,828

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds' fiscal year ended October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds' securities is available without charge, upon request, (i) by visiting the Retirement Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC its proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

118	MainStay Target Date Funds

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

119

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

120	MainStay Target Date Funds

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

121

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1718024 MS286-17	MSRF11-12/17 (NYLIM) NL233

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	1.36 4.50%	2.70 3.33%	3.29 3.60%	1.08 1.08%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.31 4.44	2.69 3.32	3.94 4.26	1.07 1.07
Class B Shares[3]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	0.78 3.78	2.54 2.54	2.78 2.78	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	2.66 3.66	2.52 2.52	2.76 2.76	1.82 1.82
Class I Shares	No Sales Charge		5/3/2004	4.76	3.58	3.86	0.83
Class R3 Shares	No Sales Charge		2/29/2016	4.14	7.07	N/A	1.42

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P/LSTA Leveraged Loan Index[4]	5.06%	4.15%	4.68%
Credit Suisse Leveraged Loan Index[5]	5.25	4.46	4.42
Morningstar Bank Loan Category Average[6]	4.43	3.49	3.38

4.	The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.
Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,019.40	$5.04	$1,020.20	$5.04	0.99%

Investor Class Shares	$1,000.00	$1,019.20	$5.29	$1,020.00	$5.30	1.04%

Class B Shares	$1,000.00	$1,015.30	$9.09	$1,016.20	$9.10	1.79%

Class C Shares	$1,000.00	$1,014.20	$9.09	$1,016.20	$9.10	1.79%

Class I Shares	$1,000.00	$1,020.70	$3.77	$1,021.50	$3.77	0.74%

Class R3 Shares	$1,000.00	$1,017.60	$6.87	$1,018.40	$6.87	1.35%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Electronics	13.1%
Healthcare, Education & Childcare	9.5
Hotels, Motels, Inns & Gaming	6.9
Chemicals, Plastics & Rubber	5.9
Diversified/Conglomerate Service	5.9
Retail Store	4.7
Leisure, Amusement, Motion Pictures & Entertainment	4.6
Broadcasting & Entertainment	4.4
Containers, Packaging & Glass	4.0
Utilities	3.8
Telecommunications	3.7
Beverage, Food & Tobacco	3.3
Buildings & Real Estate	3.0
Insurance	3.0
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.5
Automobile	2.4
Diversified/Conglomerate Manufacturing	2.4
Oil & Gas	2.0
Personal & Nondurable Consumer Products (Manufacturing Only)	2.0

Banking	1.7%
Media	1.5
Mining, Steel, Iron & Non-Precious Metals	1.5
Printing & Publishing	1.5
Finance	1.3
Aerospace & Defense	1.0
Personal, Food & Miscellaneous Services	0.7
Ecological	0.6
Home and Office Furnishings, Housewares & Durable Consumer Products	0.6
Commercial Services	0.5
Affiliated Investment Companies	0.1
Auto Manufacturers	0.1
Cargo Transport	0.1
Short-Term Investments	2.2
Other Assets, Less Liabilities	–0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2017 (excluding short-term investments) (Unaudited)

1.	Red Ventures LLC, TBD due 11/8/24–11/8/25

2.	Univision Communications, Inc., 3.992%, due 3/15/24

3.	Scientific Games International, Inc., 4.492%–4.522%, due 8/14/24

4.	Valeant Pharmaceuticals International, Inc., 5.50%–6.50%, due 3/15/22–11/1/25

5.	Wilsonart LLC, 4.59%, due 12/19/23
6.	Fairmount Santrol, Inc., TBD–6.75%, due 9/5/19–10/12/24

7.	Capital Automotive L.P., 4.25%–7.25%, due 3/24/24–3/24/25

8.	McAfee LLC, 5.833%–9.833%, due 9/30/24–9/29/25

9.	Sedgwick Claims Management Services, Inc., 3.992%–6.992%, due 3/1/21–2/28/22

10.	Epicor Software Corp., 5.00%, due 6/1/22

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Floating Rate Fund returned 4.50% for Class A shares, 4.44% for Investor Class shares, 3.78% for Class B shares and 3.66% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 4.76% and Class R3 shares returned 4.14%. For the 12 months ended October 31, 2017, all share classes underperformed the 5.06% return of the S&P/LSTA Leveraged Loan Index,1 which is the Fund’s broad-based securities-market index and the 5.25% return of the Credit Suisse Leveraged Loan Index,1 which is the Fund’s secondary benchmark. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B, Class C and Class R3 shares underperformed—the 4.43% return of the Morningstar Bank Loan Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the S&P/LSTA Leveraged Loan Index was driven primarily by positive contributions from the Fund’s overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB3 and B, slightly offset by underweight positions relative to the benchmark in credits rated BBB and CCC. (Contributions take weightings and total returns into account.)

On an industry basis, security selection in the business services, chemicals and gaming sectors provided the largest contributions to performance relative to the S&P/LSTA Leveraged Loan Index. During the reporting period, the most substantial detractors from performance came from the financials, cable and publishing sectors.

What was the Fund’s duration4 during the reporting period?

The Fund primarily invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Fund’s loans, which are typically pegged to LIBOR,5 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-LIBOR-reset figure as of October 31, 2017, was 41 days, which we viewed as a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

How did the Fund’s sector weightings change during the reporting period?

The reporting period may be characterized as a “coupon clipping” period for the loan market, with riskier assets generally outperforming on an income basis. Given the lower trading volatility during the reporting period, we modified the Fund’s risk exposures by reducing the Fund’s allocation in less-volatile credits rated BB and increasing the Fund’s exposure to credits rated B. In addition, we sought to reduce the Fund’s cash holdings. These actions helped build the Fund’s yield throughout the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and B. Unlike the Index, which has no cash component, the Fund held a modest cash position to account for shareholder purchases and withdrawals. As of the same date, the Fund held underweight positions relative to the Index in credits rated BBB and in credits rated CCC and lower, unrated credits and defaulted credits.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Bank Loan Category Average.
3.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
5.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

9

As of October 31, 2017, the Fund’s most substantial industry exposures were in electronics, business equipment/services, health care, hotels & casinos, and chemicals. Among these industries, the Fund held overweight positions relative to the

S&P/LSTA Leveraged Loan Index in hotels & casinos and chemicals and underweight positions in electronics, business equipment/services and health care as of October 31, 2017.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 97.7%† Corporate Bonds 3.4%
Auto Manufacturers 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$600,000	$622,500
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	1,200,000	1,209,000

		1,831,500

Cargo Transport 0.1%
Park Aerospace Holdings, Ltd. 5.25%, due 8/15/22 (a)	2,000,000	2,080,000

Chemicals, Plastics & Rubber 0.5%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	1,600,000	1,640,000
Koppers, Inc. 6.00%, due 2/15/25 (a)	2,000,000	2,145,000
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)	1,500,000	1,554,375
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,950,000	2,076,750

		7,416,125

Commercial Services 0.5%
DAE Funding LLC 5.00%, due 8/1/24 (a)	1,000,000	1,021,250
Hertz Corp. 7.625%, due 6/1/22 (a)	4,000,000	4,170,800
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	1,400,000	1,449,000
Wrangler Buyer Corp. 6.00%, due 10/1/25 (a)	550,000	562,375

		7,203,425

Containers, Packaging & Glass 0.3%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (b)	1,330,000	1,416,450
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	1,200,000	1,318,500
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,458,000
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	530,000	540,494

		4,733,444

Diversified/Conglomerate Manufacturing 0.1%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	800,000	854,080

	Principal Amount	Value
Ecological 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	$1,200,000	$1,248,000

Finance 0.1%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	1,000,000	1,015,000

Healthcare, Education & Childcare 0.2%
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	1,000,000	962,500
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	330,000	355,163
♦ Valeant Pharmaceuticals International, Inc. (a)
5.50%, due 11/1/25	700,000	715,750
6.50%, due 3/15/22	1,500,000	1,590,000

		3,623,413

Hotels, Motels, Inns & Gaming 0.1%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24	1,250,000	1,290,625

Media 0.3%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	1,200,000	1,233,000
Salem Media Group, Inc. 6.75%, due 6/1/24 (a)	1,400,000	1,463,000
SFR Group S.A. 6.00%, due 5/15/22 (a)	2,000,000	2,085,000

		4,781,000

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	330,000	368,775

Oil & Gas 0.3%
Energy Transfer Equity L.P. 4.25%, due 3/15/23	1,400,000	1,424,514
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	800,000	592,000
FTS International, Inc. 8.82% (3-month USD-LIBOR-BBA + 7.50%), due 6/15/20 (a)(c)	1,670,000	1,705,487

		3,722,001

Retail Store 0.0% ‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	800,000	698,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Utilities 0.7%
Dynegy, Inc.
7.375%, due 11/1/22	$2,000,000	$2,147,500
7.625%, due 11/1/24	1,500,000	1,638,750
8.125%, due 1/30/26 (a)	3,750,000	4,162,500
NRG Energy, Inc. 7.25%, due 5/15/26	2,700,000	2,926,125

		10,874,875

Total Corporate Bonds (Cost $49,517,325)		51,740,263

Floating Rate Loans 85.0% (c)
Aerospace & Defense 1.0%
DAE Aviation Holdings, Inc. 1st Lien Term Loan 4.99% (1-month USD-LIBOR-BBA + 3.75%), due 7/7/22	7,189,000	7,255,498
Engility Corp. Term Loan B2 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 8/12/23	804,412	813,261
TransDigm, Inc.
2016 Extended Term Loan F 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 6/9/23	4,608,744	4,626,949
2016 Extended Term Loan F 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 6/9/23	2,481,797	2,491,600

		15,187,308

Automobile 2.2%
American Axle and Manufacturing, Inc.
Term Loan B 3.49% (1-month USD-LIBOR-BBA + 2.25%), due 4/6/24	2,429,398	2,427,880
Term Loan B 3.62% (3-month USD-LIBOR-BBA + 2.25%), due 4/6/24	2,503,114	2,501,550
AP Exhaust Acquisition LLC 1st Lien Term Loan 6.309% (3-month USD-LIBOR-BBA + 5.00%), due 5/10/24	3,491,250	3,399,605
CH Hold Corp. 1st Lien Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 2/1/24	4,474,314	4,504,145
Federal-Mogul Holdings Corp.
New Term Loan C 4.99% (1-month USD-LIBOR-BBA + 3.75%), due 4/15/21	5,762,391	5,798,406

	Principal Amount	Value
Automobile (continued)
KAR Auction Services, Inc. Term Loan B5 3.875% (3-month USD-LIBOR-BBA + 2.50%), due 3/9/23	$2,326,298	$2,338,899
Tower Automotive Holdings USA LLC 2017 Term Loan B 4.00% (1-month USD-LIBOR-BBA + 2.75%), due 3/7/24	5,019,779	5,037,036
Truck Hero, Inc. 1st Lien Term Loan 5.326% (3-month USD-LIBOR-BBA + 4.00%), due 4/21/24	4,372,375	4,355,069
U.S. Farathane, LLC 2017 Term Loan B4 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 12/23/21 (d)	2,620,000	2,636,375

		32,998,965

Banking 1.7%
♦Capital Automotive L.P.
2017 1st Lien Term Loan 4.25% (1-month USD-LIBOR-BBA + 3.00%), due 3/24/24	7,262,405	7,286,611
2017 2nd Lien Term Loan 7.25% (1-month USD-LIBOR-BBA + 6.00%), due 3/24/25 (d)	4,466,706	4,567,206
Focus Financial Partners LLC 1st Lien Term Loan 4.574% (3-month USD-LIBOR-BBA + 3.25%), due 7/3/24	3,500,000	3,528,875
Greenhill & Co., Inc.
1st Lien Term Loan 4.988% (1-month USD-LIBOR-BBA + 3.75%), due 10/12/22	1,750,000	1,754,375
1st Lien Term Loan 5.107% (3-month USD-LIBOR-BBA + 3.75%), due 10/12/22	1,750,000	1,754,375
Jane Street Group LLC
2017 Term Loan B 5.814% (2-month USD-LIBOR-BBA + 4.50%), due 8/25/22	24,375	24,619
2017 Term Loan B 5.88% (3-month USD-LIBOR-BBA + 4.50%), due 8/25/22	1,925,625	1,944,881
Russell Investment Group Term Loan B 5.492% (1-month USD-LIBOR-BBA + 4.25%), due 6/1/23	1,987,425	2,010,612
VFH Parent LLC 2017 Term Loan 5.061% (3-month USD-LIBOR-BBA + 3.75%), due 12/30/21	1,652,174	1,670,761

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Banking (continued)
Virtus Investment Partners, Inc. Term Loan 5.066% (3-month USD-LIBOR-BBA + 3.75%), due 6/1/24 (d)	$1,197,000	$1,208,970

		25,751,285

Beverage, Food & Tobacco 2.9%
Acosta Holdco, Inc. 2015 Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 9/26/21	2,300,943	2,012,966
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.562% (2-month USD-LIBOR-BBA + 3.25%), due 7/23/21	2,767,867	2,619,094
2014 1st Lien Term Loan 4.628% (3-month USD-LIBOR-BBA + 3.25%), due 7/23/21	7,152	6,768
Incremental Term Loan B 4.63% (3-month USD-LIBOR-BBA + 3.25%), due 7/25/21	1,496,250	1,415,827
2014 2nd Lien Term Loan 7.878% (3-month USD-LIBOR-BBA + 6.50%), due 7/25/22	1,458,333	1,243,229
Albertsons LLC
USD 2017 Term Loan B4 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 8/25/21	4,872,055	4,719,804
USD 2017 Term Loan B6 4.317% (3-month USD-LIBOR-BBA + 3.00%), due 6/22/23	1,588,796	1,537,728
American Seafoods Group LLC (d)
2017 1st Lien Term Loan 4.49% (1-month USD-LIBOR-BBA + 3.25%), due 8/21/23	99,000	99,990
2017 1st Lien Term Loan 4.57% (3-month USD-LIBOR-BBA + 3.25%), due 8/21/23	1,650,000	1,666,500
2017 1st Lien Term Loan 4.62% (3-month USD-LIBOR-BBA + 3.25%), due 8/21/23	231,000	233,310
Arctic Glacier U.S.A., Inc. 2017 Term Loan B 5.492% (1-month USD-LIBOR-BBA + 4.25%), due 3/20/24	2,437,750	2,463,651
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.333% (3-month USD-LIBOR-BBA + 4.00%), due 8/16/23	3,147,852	3,170,148

	Principal Amount	Value
Beverage, Food & Tobacco (continued)
B&G Foods, Inc. 2017 Term Loan B 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 11/2/22	$1,386,905	$1,395,325
Chobani, LLC 2017 Term Loan B 4.738% (1-month USD-LIBOR-BBA + 3.50%), due 10/7/23	1,989,975	2,013,192
Crossmark Holdings, Inc. (e)
1st Lien Term Loan 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 12/20/19	1,623,414	1,064,960
2nd Lien Term Loan 8.833% (3-month USD-LIBOR-BBA + 7.50%), due 12/21/20	200,000	60,000
Hostess Brands LLC 2017 Term Loan 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 8/3/22	2,568,759	2,581,603
JBS USA LLC 2017 Term Loan B 3.739% (1-month USD-LIBOR-BBA + 2.50%), due 10/30/22	5,970,000	5,861,047
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 5/24/24	2,493,750	2,502,790
Supervalu Inc.
2017 Delayed Draw Term Loan 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 6/8/24	932,813	902,263
2017 Term Loan B 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 6/8/24	1,554,688	1,503,771
U.S. Foods, Inc. 2016 Term Loan B 4.00% (1-month USD-LIBOR-BBA + 2.75%), due 6/27/23	4,929,904	4,965,892

		44,039,858

Broadcasting & Entertainment 3.8%
CBS Radio, Inc. Term Loan B 4.738% (1-month USD-LIBOR-BBA + 3.50%), due 10/17/23	1,796,321	1,808,110
Charter Communications Operating LLC 2016 Term Loan I Add 3.50% (1-month USD-LIBOR-BBA + 2.25%), due 1/15/24	4,502,857	4,532,252

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Cumulus Media Holdings, Inc. 2013 Term Loan 4.50% (1-month USD-LIBOR-BBA + 3.25%), due 12/23/20	$3,906,818	$3,384,281
Entercom Radio LLC
2016 Term Loan 4.702% (1-month USD-LIBOR-BBA + 3.50%), due 11/1/23	268,842	269,346
2016 Term Loan 4.735% (1-month USD-LIBOR-BBA + 3.50%), due 11/1/23	2,971,408	2,976,979
Global Eagle Entertainment, Inc. 1st Lien Term Loan 8.956% (3-month USD-LIBOR-BBA + 7.50%), due 1/6/23	2,073,750	2,020,179
iHeartCommunications, Inc. Term Loan D 8.083% (3-month USD-LIBOR-BBA + 6.75%), due 1/30/19	3,250,000	2,427,344
Mission Broadcasting, Inc. 2017 Term Loan B2 3.735% (1-month USD-LIBOR-BBA + 2.50%), due 1/17/24	307,572	309,162
Nexstar Broadcasting, Inc. 2017 Term Loan B2 3.735% (1-month USD-LIBOR-BBA + 2.50%), due 1/17/24	2,449,715	2,462,382
Tribune Media Co.
Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 12/27/20	430,305	430,843
Term Loan C 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 1/27/24	6,877,714	6,892,040
Unitymedia Finance LLC Term Loan B 3.489% (1-month USD-LIBOR-BBA + 2.25%), due 9/30/25	3,500,000	3,497,084
♦Univision Communications, Inc. Term Loan C5 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 3/15/24	13,579,652	13,507,123
Virgin Media Bristol LLC Term Loan I 3.989% (1-month USD-LIBOR-BBA + 2.75%), due 1/31/25	10,000,000	10,035,940
WideOpenWest Finance LLC 2017 Term Loan B 4.487% (1-month USD-LIBOR-BBA + 3.25%), due 8/18/23	2,977,497	2,978,560

		57,531,625

	Principal Amount	Value
Buildings & Real Estate 2.9%
DTZ U.S. Borrower LLC
2015 1st Lien Term Loan 4.567% (3-month USD-LIBOR-BBA + 3.25%), due 11/4/21	$3,569,459	$3,586,193
2015 1st Lien Term Loan 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 11/4/21	220,403	221,436
2015 1st Lien Term Loan 4.63% (3-month USD-LIBOR-BBA + 3.25%), due 11/4/21	1,604,012	1,611,532
HD Supply Waterworks, Ltd. 2017 Term Loan B 4.455% (6-month USD-LIBOR-BBA + 3.00%), due 8/1/24	2,625,000	2,644,687
Jeld-Wen, Inc. 2017 Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 7/1/22	4,348,341	4,377,070
Priso Acquisition Corp. 2017 Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 5/8/22 (e)	3,756,845	3,766,237
Realogy Corp. 2017 Term Loan B 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 7/20/22	6,011,557	6,037,858
SRS Distribution, Inc.
2015 Term Loan B 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 8/25/22	2,032,007	2,044,707
2015 Term Loan B 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 8/25/22	1,433,912	1,442,874
VC GB Holdings, Inc. 1st Lien Term Loan 4.992% (1-month USD-LIBOR-BBA + 3.75%), due 2/28/24 (d)	3,035,055	3,050,230
VICI Properties 1 LLC 2017 Term Loan B 4.75% (1-month USD-LIBOR-BBA + 3.50%), due 10/14/22	2,120,148	2,119,707
♦Wilsonart LLC 2017 Term Loan B 4.59% (3-month USD-LIBOR-BBA + 3.25%), due 12/19/23	12,136,180	12,212,031

		43,114,562

Chemicals, Plastics & Rubber 4.4%
Allnex USA, Inc. USD Term Loan B3 4.567% (3-month USD-LIBOR-BBA + 3.25%), due 9/13/23 (d)	1,979,890	1,984,839

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.333% (3-month USD-LIBOR-BBA + 2.00%), due 6/1/24	$37,500	$37,680
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.615% (3-month USD-LIBOR-BBA + 7.25%), due 9/6/22 (d)	757,463	643,844
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 8/1/21	2,411,177	2,422,027
New 2nd Lien Term Loan 8.992% (1-month USD-LIBOR-BBA + 7.75%), due 8/1/22	1,300,000	1,296,344
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.335% (3-month USD-LIBOR-BBA + 3.00%), due 12/29/23	4,477,500	4,502,686
Flint Group U.S. LLC
USD 1st Lien Term Loan B2 4.30% (3-month USD-LIBOR-BBA + 3.00%), due 9/7/21	8,317	8,052
USD 1st Lien Term Loan B2 4.365% (3-month USD-LIBOR-BBA + 3.00%), due 9/7/21	3,218,644	3,116,050
Huntsman International LLC Term Loan B2 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 4/1/23	554,539	557,138
Ineos U.S. Finance LLC
2017 USD Term Loan B TBD, due 3/31/24 (e)	5,000,000	5,006,250
2022 USD Term Loan 3.941% (1-week USD-LIBOR-BBA + 2.75%), due 3/31/22	4,680,795	4,689,571
KMG Chemicals, Inc. Term Loan B 5.492% (1-month USD-LIBOR-BBA + 4.25%), due 6/15/24	987,273	994,677
Kraton Polymers LLC 2017 USD Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 1/6/22	489,045	495,733
MacDermid, Inc. USD Term Loan B6 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 6/7/23	5,559,649	5,584,840

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Nexeo Solutions, LLC 2017 Term Loan B 5.067% (3-month USD-LIBOR-BBA + 3.75%), due 6/9/23	$1,617,775	$1,630,313
2017 Term Loan B 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 6/9/23	1,609,025	1,621,495
2017 Term Loan B 5.13% (3-month USD-LIBOR-BBA + 3.75%), due 6/9/23	1,640,349	1,653,062
PQ Corp. 2017 USD Term Loan 4.63% (3-month USD-LIBOR-BBA + 3.25%), due 11/4/22	3,108,412	3,141,716
Solenis International L.P.
USD 1st Lien Term Loan 4.567% (3-month USD-LIBOR-BBA + 3.25%), due 7/31/21	2,433,137	2,436,614
USD 2nd Lien Term Loan 8.067% (3-month USD-LIBOR-BBA + 6.75%), due 7/31/22	1,250,000	1,243,750
Tronox Blocked Borrower LLC Term Loan B 4.323% (3-month USD-LIBOR-BBA + 3.00%), due 9/22/24	1,813,953	1,822,740
Tronox Finance LLC Term Loan B 4.323% (3-month USD-LIBOR-BBA + 3.00%), due 9/22/24	4,186,047	4,206,324
Univar, Inc. 2017 Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 7/1/22	5,773,662	5,794,413
Venator Materials Corp. Term Loan B 4.38% (3-month USD-LIBOR-BBA + 3.00%), due 8/8/24 (d)	3,000,000	3,030,000
Zep, Inc.
2017 1st Lien Term Loan 5.314% (2-month USD-LIBOR-BBA + 4.00%), due 8/12/24	9,250	9,308
2017 1st Lien Term Loan 5.38% (3-month USD-LIBOR-BBA + 4.00%), due 8/12/24	3,690,750	3,713,817
2017 2nd Lien Term Loan 9.63% (3-month USD-LIBOR-BBA + 8.25%), due 8/11/25 (d)	3,500,000	3,465,000

		65,108,283

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass 3.7%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 3.998% (1-month USD-LIBOR-BBA + 2.75%), due 12/7/23	$1,713,776	$1,721,892
4.067% (3-month USD-LIBOR-BBA + 2.75%), due 12/7/23	1,050,224	1,055,353
2016 2nd Lien Term Loan 9.067% (3-month USD-LIBOR-BBA + 7.75%), due 12/7/24	500,000	506,250
Berlin Packaging LLC
2017 Term Loan B 4.49% (1-month USD-LIBOR-BBA + 3.25%), due 10/1/21	1,163,082	1,169,928
2017 Term Loan B 4.50% (1-month USD-LIBOR-BBA + 3.25%), due 10/1/21	377,624	379,847
2017 Term Loan B 4.59% (3-month USD-LIBOR-BBA + 3.25%), due 10/1/21	921,403	926,826
Berry Plastics Group, Inc.
Term Loan L 3.488% (1-month USD-LIBOR-BBA + 2.25%), due 1/6/21	3,347,853	3,357,994
Term Loan N 3.488% (1-month USD-LIBOR-BBA + 2.25%), due 1/19/24	2,985,000	2,991,842
BWAY Holding Co., Inc.
2017 Term Loan B 4.522% (2-month USD-LIBOR-BBA + 3.25%), due 4/3/24	15,000	15,037
2017 Term Loan B 4.599% (3-month USD-LIBOR-BBA + 3.25%), due 4/3/24	5,970,000	5,984,925
Caraustar Industries, Inc. 2017 Term Loan B 6.833% (3-month USD-LIBOR-BBA + 5.50%), due 3/14/22	2,384,851	2,398,762
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 5/16/24	4,488,750	4,512,599
Consolidated Container Co. LLC 2017 1st Lien Term Loan 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 5/22/24	4,000,000	4,021,252
Fort Dearborn Co.
2016 1st Lien Term Loan 5.269% (2-month USD-LIBOR-BBA + 4.00%), due 10/19/23	46,700	46,972
2016 1st Lien Term Loan 5.336% (3-month USD-LIBOR-BBA + 4.00%), due 10/19/23	3,429,537	3,449,542

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Fort Dearborn Co. (continued)
2016 2nd Lien Term Loan 9.836% (3-month USD-LIBOR-BBA + 8.50%), due 10/19/24 (d)	$1,500,000	$1,485,000
Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2 5.583% (3-month USD-LIBOR-BBA + 4.25%), due 6/30/22	5,000,000	5,020,835
Plastipak Holdings, Inc. Term Loan B 3.99%, due 10/4/24	1,500,000	1,509,375
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.487% (1-month USD-LIBOR-BBA + 7.25%), due 10/3/22 (d)	614,815	608,667
Ranpak Corp. 2015 Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 10/1/21	992,366	993,607
Reynolds Group Holdings, Inc. USD 2017 Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 2/5/23	6,617,743	6,652,817
Signode Industrial Group U.S., Inc. (d)
Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 5/4/21	2,996,334	3,018,806
Term Loan B 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 5/4/21	2,699,400	2,719,646
Tekni-Plex, Inc. 2017 USD Term Loan B1 4.527% (1-month USD-LIBOR-BBA + 3.25%), due 10/17/24	1,493,333	1,502,044

		56,049,818

Diversified/Conglomerate Manufacturing 1.8%
Allied Universal Holdco LLC 2015 Term Loan 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 7/28/22	4,280,140	4,262,561
Clark Equipment Co. 2017 Term Loan B 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 5/18/24	2,482,513	2,498,028
Filtration Group Corp. 1st Lien Term Loan 4.38% (3-month USD-LIBOR-BBA + 3.00%), due 11/21/20	4,987,023	5,019,084
Gardner Denver, Inc. 2017 USD Term Loan B 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 7/30/24	2,789,733	2,798,580

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Hyster-Yale Group, Inc. Term Loan B 5.242% (1-month USD-LIBOR-BBA + 4.00%), due 5/30/23	$987,500	$994,906
Mueller Water Products, Inc.
2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 11/25/21	1,984,318	1,996,101
2017 Term Loan B 3.833% (3-month USD-LIBOR-BBA + 2.50%), due 11/25/21	885,000	890,255
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 11/15/23	6,275,858	6,279,781
TRC Cos., Inc. Term Loan 5.239% (1-month USD-LIBOR-BBA + 4.00%), due 6/21/24	2,100,000	2,113,125

		26,852,421

Diversified/Conglomerate Service 5.9%
Applied Systems, Inc.
2017 1st Lien Term Loan 4.574% (3-month USD-LIBOR-BBA + 3.25%), due 9/19/24	5,000,000	5,058,335
2017 2nd Lien Term Loan 8.324% (3-month USD-LIBOR-BBA + 7.00%), due 9/19/25	970,000	997,483
Brickman Group, Ltd. LLC
1st Lien Term Loan 4.237% (1-month USD-LIBOR-BBA + 3.00%), due 12/18/20	2,388,135	2,401,940
1st Lien Term Loan 4.314% (2-month USD-LIBOR-BBA + 3.00%), due 12/18/20	14,059	14,141
1st Lien Term Loan 4.38% (3-month USD-LIBOR-BBA + 3.00%), due 12/18/20	2,928,257	2,945,186
CCC Information Services, Inc. 2017 1st Lien Term Loan 4.25% (1-month USD-LIBOR-BBA + 3.00%), due 4/27/24	3,990,000	3,998,551
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 3/1/24	5,330,357	5,356,268
CompuCom Systems, Inc. Refi Term Loan B 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 5/9/20 (e)	3,078,547	3,009,279

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
First Data Corp. 2017 Term Loan 3.738% (1-month USD-LIBOR-BBA + 2.50%), due 4/26/24	$8,269,054	$8,308,191
Greeneden U.S. Holdings II LLC USD 2017 Term Loan B2 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 12/1/23	1,488,769	1,494,883
Information Resources, Inc. 1st Lien Term Loan 5.617% (3-month USD-LIBOR-BBA + 4.25%), due 1/18/24	3,980,000	4,012,835
J.D. Power and Associates
1st Lien Term Loan 5.583% (3-month USD-LIBOR-BBA + 4.25%), due 9/7/23	4,082,358	4,112,975
2nd Lien Term Loan 9.833% (3-month USD-LIBOR-BBA + 8.50%), due 9/7/24	958,333	967,917
Kronos, Inc. 2017 Term Loan B 4.811% (3-month USD-LIBOR-BBA + 3.50%), due 11/1/23	5,806,198	5,841,035
Mitchell International, Inc.
New 1st Lien Term Loan 4.814% (2-month USD-LIBOR-BBA + 3.50%), due 10/13/20	15,015	15,103
New 1st Lien Term Loan 4.88% (3-month USD-LIBOR-BBA + 3.50%), due 10/13/20	5,933,469	5,968,435
MKS Instruments, Inc. 2017 Term Loan B2 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 5/1/23	2,186,923	2,203,325
Monitronics International, Inc. Term Loan B2 6.833% (3-month USD-LIBOR-BBA + 5.50%), due 9/30/22	4,752,000	4,705,668
MX Holdings US, Inc. Term Loan B1B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 8/14/23 (d)	4,322,481	4,354,900
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 5/2/22	6,598,608	6,652,222
Sirius Computer Solutions, Inc. 2016 Term Loan TBD, due 10/30/22	1,250,000	1,251,562

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Sophia L.P. 2017 Term Loan B 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 9/30/22	$3,911,948	$3,904,961
Sungard Availability Services Capital, Inc. Term Loan B 6.242% (1-month USD-LIBOR-BBA + 5.00%), due 3/31/19	1,713,606	1,582,229
TruGreen, Ltd. Partnership 2017 Term Loan 5.235% (1-month USD-LIBOR-BBA + 4.00%), due 4/13/23	3,564,000	3,590,730
Verint Systems, Inc. 2017 Term Loan B 3.561% (3-month USD-LIBOR-BBA + 2.25%), due 6/29/24	2,992,500	2,997,488
WEX, Inc. 2017 Term Loan B2 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 6/30/23	1,975,000	1,993,824

		87,739,466

Ecological 0.5%
Advanced Disposal Services, Inc. Term Loan B3 3.953% (1-week USD-LIBOR-BBA + 2.75%), due 11/10/23	5,959,197	6,006,376
Casella Waste Systems, Inc. 2017 Term Loan B 3.987% (1-month USD-LIBOR-BBA + 2.75%), due 10/17/23	1,240,625	1,246,828

		7,253,204

Electronics 12.5%
Almonde, Inc.
USD 1st Lien Term Loan 4.817% (3-month USD-LIBOR-BBA + 3.50%), due 6/13/24	6,000,000	5,976,750
USD 2nd Lien Term Loan 8.567% (3-month USD-LIBOR-BBA + 7.25%), due 6/13/25	2,450,000	2,423,969
ASG Technologies Group, Inc. Term Loan 5.992% (1-month USD-LIBOR-BBA + 4.75%), due 7/31/24	2,966,667	3,001,896
BMC Software Finance, Inc. 2017 USD Term Loan 5.242% (1-month USD-LIBOR-BBA + 4.00%), due 9/10/22	7,589,020	7,633,348

	Principal Amount	Value
Electronics (continued)
Cologix, Inc. 2017 1st Lien Term Loan 4.456% (3-month USD-LIBOR-BBA + 3.00%), due 3/20/24	$4,477,500	$4,478,901
Colorado Buyer, Inc.
Term Loan B 4.31% (3-month USD-LIBOR-BBA + 3.00%), due 5/1/24	1,496,250	1,506,724
2nd Lien Term Loan 8.57% (3-month USD-LIBOR-BBA + 7.25%), due 5/1/25	1,200,000	1,212,000
CommScope, Inc.
Term Loan B5 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 12/29/22	125,975	126,172
Term Loan B5 3.38% (3-month USD-LIBOR-BBA + 2.00%), due 12/29/22	1,097,556	1,099,272
Compuware Corp. Term Loan B3 5.63% (3-month USD-LIBOR-BBA + 4.25%), due 12/15/21	1,931,841	1,949,952
ConvergeOne Holdings Corp. 2017 Term Loan B 6.09% (3-month USD-LIBOR-BBA + 4.75%), due 6/20/24	4,788,000	4,788,000
Cortes NP Acquisition Corp. 2017 Term Loan B 5.24% (1-month USD-LIBOR-BBA + 4.00%), due 11/30/23	3,037,190	3,046,681
Diebold, Inc. USD 2017 Term Loan B 4.00% (1-month USD-LIBOR-BBA + 2.75%), due 11/6/23	2,504,083	2,506,169
EIG Investors Corp. 2017 Term Loan 5.318% (3-month USD-LIBOR-BBA + 4.00%), due 2/9/23	7,037,393	7,098,970
♦Epicor Software Corp. 1st Lien Term Loan 5.00% (1-month USD-LIBOR-BBA + 3.75%), due 6/1/22	10,553,081	10,592,655
Evertec Group LLC (d)
New Term Loan B 3.735% (1-month USD-LIBOR-BBA + 2.50%), due 4/17/20	202,087	198,803
New Term Loan B 3.737% (1-month USD-LIBOR-BBA + 2.50%), due 4/17/20	220,860	217,271

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Exact Merger Sub LLC 1st Lien Term Loan 5.583% (3-month USD-LIBOR-BBA + 4.25%), due 9/27/24	$4,000,000	$4,030,000
Eze Castle Software, Inc. 2017 1st Lien Term Loan 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 4/6/20	2,650,805	2,664,059
GoDaddy Operating Co. LLC 2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 2/15/24	3,485,886	3,499,394
GreenSky Holdings LLC Term Loan 5.25% (1-month USD-LIBOR-BBA + 4.00%), due 8/26/24 (d)	3,500,000	3,500,000
GTCR Valor Cos., Inc. USD 2017 Term Loan B1 5.583% (3-month USD-LIBOR-BBA + 4.25%), due 6/16/23	3,290,000	3,335,237
Hyland Software, Inc.
2017 1st Lien Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 7/1/22	6,984,741	7,040,403
2017 2nd Lien Term Loan 8.242% (1-month USD-LIBOR-BBA + 7.00%), due 7/7/25	916,667	934,236
Infor (U.S.), Inc. Term Loan B6 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 2/1/22	7,766,571	7,777,491
Informatica Corp. USD Term Loan 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 8/5/22	2,356,844	2,360,632
LANDesk Group, Inc. 2017 Term Loan B 5.50% (1-month USD-LIBOR-BBA + 4.25%), due 1/20/24	2,239,377	2,187,871
MA FinanceCo. LLC USD Term Loan B3 3.989% (1-month USD-LIBOR-BBA + 2.75%), due 6/21/24	552,764	552,764
♦McAfee LLC
2017 USD Term Loan B 5.833% (3-month USD-LIBOR-BBA + 4.50%), due 9/30/24	8,750,000	8,803,865
2017 2nd Lien Term Loan 9.833% (3-month USD-LIBOR-BBA + 8.50%), due 9/29/25	3,000,000	3,024,375

	Principal Amount	Value
Electronics (continued)
MH Sub I LLC 2017 1st Lien Term Loan 5.07% (3-month USD-LIBOR-BBA + 3.75%), due 9/13/24	$7,333,333	$7,292,083
NeuStar, Inc.
Term Loan B1 4.525% (2-month USD-LIBOR-BBA + 3.25%), due 1/8/20	53,571	53,956
Term Loan B1 4.561% (2-month USD-LIBOR-BBA + 3.25%), due 1/8/20	1,181,226	1,189,717
Term Loan B2 5.062% (2-month USD-LIBOR-BBA + 3.75%), due 8/8/24	3,333,333	3,358,333
Optiv Security, Inc. 1st Lien Term Loan 4.563% (3-month USD-LIBOR-BBA + 3.25%), due 2/1/24	723,046	682,073
Peak 10, Inc. 2017 1st Lien Term Loan 4.811% (3-month USD-LIBOR-BBA + 3.50%), due 8/1/24	2,800,000	2,812,250
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 5.04% (3-month USD-LIBOR-BBA + 3.50%), due 4/26/24	2,992,500	2,932,650
Project Leopard Holdings, Inc. Term Loan B 6.833% (3-month USD-LIBOR-BBA + 5.50%), due 7/7/23	2,000,000	2,014,166
Quest Software U.S. Holdings, Inc. Term Loan B 7.38% (3-month USD-LIBOR-BBA + 6.00%), due 10/31/22	6,681,863	6,740,330
Rocket Software, Inc. 2016 1st Lien Term Loan 5.583% (3-month USD-LIBOR-BBA + 4.25%), due 10/14/23	3,960,000	4,001,251
RP Crown Parent LLC 2016 Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 10/12/23	3,826,112	3,838,069
Seattle Spinco, Inc. USD Term Loan B3 3.988% (1-month USD-LIBOR-BBA + 2.75%), due 6/21/24	3,732,950	3,732,950
Solera LLC USD Term Loan B 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 3/3/23	5,719,093	5,758,011

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
SS&C Technologies, Inc. 2017 Term Loan B1 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 7/8/22	$4,823,217	$4,846,580
2017 Term Loan B2 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 7/8/22	232,276	233,401
Tempo Acquisition LLC Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 5/1/24	5,486,250	5,498,824
Tibco Software, Inc. Repriced Term Loan B 4.75% (1-month USD-LIBOR-BBA + 3.50%), due 12/4/20	5,954,732	5,979,189
Veritas Bermuda, Ltd. USD Repriced Term Loan B 5.833% (3-month USD-LIBOR-BBA + 4.50%), due 1/27/23	2,671,868	2,683,796
VF Holding Corp. Reprice Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 6/30/23	3,967,481	3,988,421
Western Digital Corp. 2017 USD Term Loan B 3.99% (1-month USD-LIBOR-BBA + 2.75%), due 4/29/23	4,034,796	4,054,970
Xerox Business Services LLC USD Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 12/7/23	3,989,950	4,007,406
Zebra Technologies Corp. 2017 Term Loan B 3.371% (3-month USD-LIBOR-BBA + 2.00%), due 10/27/21	3,695,228	3,709,673

		186,975,959

Finance 1.2%
Alliant Holdings I, Inc. 2015 Term Loan B 4.49% (1-month USD-LIBOR-BBA + 3.25%), due 8/12/22	3,193,210	3,212,529
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 5.583% (3-month USD-LIBOR-BBA + 4.25%), due 6/21/24	18,015	18,103
2017 Term Loan 5.613% (3-month USD-LIBOR-BBA + 4.25%), due 6/21/24	6,022,013	6,051,437
2017 Term Loan 5.628% (3-month USD-LIBOR-BBA + 4.25%), due 6/21/24	1,147,840	1,153,448

	Principal Amount	Value
Finance (continued)
Duff & Phelps Corp. 2017 1st Lien Term Loan 4.607% (3-month USD-LIBOR-BBA + 3.25%), due 10/6/24	$2,651,620	$2,677,473
Istar, Inc. (d) 2016 Term Loan B 4.238% (1-month USD-LIBOR-BBA + 3.00%), due 10/1/21	524,028	531,888
2016 Term Loan B 4.239% (1-month USD-LIBOR-BBA + 3.00%), due 10/1/21	526,661	534,561
Transplace International, Inc. 1st Lien Term Loan 5.488% (1-month USD-LIBOR-BBA + 4.25%), due 9/28/24	2,800,000	2,824,500
USS Ultimate Holdings, Inc. 1st Lien Term Loan 4.992% (1-month USD-LIBOR-BBA + 3.75%), due 8/25/24	1,000,000	1,008,750
2nd Lien Term Loan 8.992% (1-month USD-LIBOR-BBA + 7.75%), due 8/25/25	600,000	603,750

		18,616,439

Healthcare, Education & Childcare 8.0%
Acadia Healthcare Co., Inc. Tranche B-2 Term Loan 3.988% (1-month USD-LIBOR-BBA + 2.75%), due 2/16/23	2,394,353	2,407,821
Akorn, Inc. Term Loan B 5.50% (1-month USD-LIBOR-BBA + 4.25%), due 4/16/21	4,582,506	4,614,011
Albany Molecular Research, Inc. 2017 1st Lien Term Loan 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 8/30/24	1,500,000	1,508,907
Alliance Healthcare Services, Inc. 2017 Term Loan B 5.88% (3-month USD-LIBOR-BBA + 4.50%), due 10/24/23	2,100,000	2,100,000
Alvogen Pharma U.S., Inc. Term Loan 6.24% (1-month USD-LIBOR-BBA + 5.00%), due 4/2/22	4,358,083	4,315,866
Avantor Performance Materials Holdings LLC 2017 1st Lien Term Loan 5.25% (1-month USD-LIBOR-BBA + 4.00%), due 3/10/24	4,615,535	4,639,443

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Avantor, Inc. 2017 1st Lien Term Loan TBD, due 9/7/24 (e)	$5,350,000	$5,360,866
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 9/1/24	1,000,000	1,000,938
Community Health Systems, Inc.
Term Loan G 4.067% (3-month USD-LIBOR-BBA + 2.75%), due 12/31/19	2,165,735	2,124,112
Term Loan H 4.317% (3-month USD-LIBOR-BBA + 3.00%), due 1/27/21	3,407,269	3,291,058
Concentra, Inc. 1st Lien Term Loan 4.321% (3-month USD-LIBOR-BBA + 3.00%), due 6/1/22 (d)	4,623,543	4,624,990
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 5.309% (3-month USD-LIBOR-BBA + 4.00%), due 2/7/22 (d)	2,688,371	2,688,371
DaVita HealthCare Partners, Inc. Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 6/24/21	3,941,507	3,969,661
DuPage Medical Group, Ltd. 1st Lien Term Loan 4.315% (3-month USD-LIBOR-BBA + 3.00%), due 8/15/24 (d)	2,816,667	2,830,750
Envision Healthcare Corp. 2016 Term Loan B 4.25% (1-month USD-LIBOR-BBA + 3.00%), due 12/1/23	7,896,495	7,926,107
Equian LLC
Term Loan B 5.066% (3-month USD-LIBOR-BBA + 3.75%), due 5/20/24	2,959,641	2,987,388
Delayed Draw Term Loan 5.067% (3-month USD-LIBOR-BBA + 3.75%), due 5/20/24	456,471	460,750
Delayed Draw Term Loan 5.097% (3-month USD-LIBOR-BBA + 3.75%), due 5/20/24	454,188	458,446
ExamWorks Group, Inc. 2017 Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 7/27/23	3,472,534	3,492,067

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Explorer Holdings, Inc. 2016 Term Loan B 5.13% (3-month USD-LIBOR-BBA + 3.75%), due 5/2/23	$2,443,813	$2,460,614
Jaguar Holding Co. II 2017 Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 8/18/22	2,743,307	2,758,272
2017 Term Loan 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 8/18/22	3,053,085	3,069,739
Kindred Healthcare, Inc. New Term Loan 4.875% (3-month USD-LIBOR-BBA + 3.50%), due 4/9/21	4,235,027	4,245,614
Kinetic Concepts, Inc. 2017 USD Term Loan B 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 2/2/24	7,980,000	7,965,038
Onex Carestream Finance L.P. 1st Lien Term Loan 5.333% (3-month USD-LIBOR-BBA + 4.00%), due 6/7/19	3,626,236	3,618,305
2nd Lien Term Loan 9.833% (3-month USD-LIBOR-BBA + 8.50%), due 12/7/19 (e)	1,965,694	1,925,152
Ortho-Clinical Diagnostics S.A. Term Loan B 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 6/30/21	7,166,903	7,187,358
Parexel International Corp. Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 9/27/24	3,250,000	3,280,875
PharMerica Corp. 1st Lien Term Loan TBD, due 9/26/24 (e)	1,400,000	1,407,000
RPI Finance Trust Term Loan B6 3.333% (3-month USD-LIBOR-BBA + 2.00%), due 3/27/23	3,846,337	3,859,692
Select Medical Corp. 2017 Term Loan B 4.85% (3-month USD-LIBOR-BBA + 3.50%), due 3/1/21	4,975,000	5,023,198
Team Health Holdings, Inc. 1st Lien Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 2/6/24	9,950,000	9,833,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 6/23/24	$1,995,000	$1,997,494

		119,433,816

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Comfort Holding LLC 1st Lien Term Loan 5.988% (1-month USD-LIBOR-BBA + 4.75%), due 2/5/24	2,786,000	2,523,651
Serta Simmons Bedding LLC 1st Lien Term Loan 4.812% (3-month USD-LIBOR-BBA + 3.50%), due 11/8/23	1,324,228	1,304,475
1st Lien Term Loan 4.835% (3-month USD-LIBOR-BBA + 3.50%), due 11/8/23	4,776,047	4,704,803
TriMark USA LLC Delayed Draw Term Loan TBD, due 9/26/24 (e)	119,658	120,854

		8,653,783

Hotels, Motels, Inns & Gaming 6.0%
Affinity Gaming LLC Initial Term Loan 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 7/1/23	3,195,475	3,204,464
AP Gaming I LLC 2017 Term Loan B 6.742% (1-month USD-LIBOR-BBA + 5.50%), due 2/15/24 (d)	3,092,998	3,139,393
Caesars Entertainment Operating Co. Exit Term Loan 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 10/6/24	3,333,333	3,335,937
Caesars Entertainment Resort Properties LLC Term Loan B 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 10/11/20	4,294,699	4,305,436
Caesars Growth Properties Holdings LLC 2017 Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 5/8/21	995,000	995,498
Caesars Resort Collection LLC 2017 1st Lien Term Loan B TBD, due 9/27/24 (e)	9,333,333	9,370,667

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
CityCenter Holdings LLC 2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 4/18/24	$6,755,933	$6,781,267
ESH Hospitality, Inc. 2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 8/30/23	1,485,028	1,493,690
Everi Payments, Inc. Term Loan B 5.742% (1-month USD-LIBOR-BBA + 4.50%), due 5/9/24	4,488,750	4,506,516
Golden Nugget, Inc. 2017 Incremental Term Loan 4.490% (1-month USD-LIBOR-BBA + 3.25%), due 10/4/23	2,063,851	2,082,877
2017 Incremental Term Loan 4.554% (2-month USD-LIBOR-BBA + 3.25%), due 10/4/23	2,724,050	2,749,163
Hilton Worldwide Finance LLC Term Loan B2 3.238% (1-month USD-LIBOR-BBA + 2.00%), due 10/25/23	5,960,683	5,993,962
La Quinta Intermediate Holdings LLC Term Loan B 4.109% (3-month USD-LIBOR-BBA + 2.75%), due 4/14/21	6,045,695	6,079,702
Las Vegas Sands LLC 2017 Term Loan B 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 3/29/24	4,221,075	4,242,767
MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 4/25/23	4,314,303	4,333,562
Penn National Gaming, Inc. 2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 1/19/24	1,987,506	1,995,315
♦Scientific Games International, Inc. 2017 Term Loan B4 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 8/14/24	2,778,677	2,809,070
2017 Term Loan B4 4.522% (2-month USD-LIBOR-BBA + 3.25%), due 8/14/24	10,252,415	10,364,556
Station Casinos LLC 2016 Term Loan B 3.74% (1-month USD-LIBOR-BBA + 2.50%), due 6/8/23	6,557,191	6,574,495

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
UFC Holdings LLC 1st Lien Term Loan 4.49% (1-month USD-LIBOR-BBA + 3.25%), due 8/18/23	$6,025,195	$6,070,384

		90,428,721

Insurance 3.0%
AmWINS Group, Inc.
2017 Term Loan B 3.985% (1-month USD-LIBOR-BBA + 2.75%), due 1/25/24	1,428,571	1,432,540
2017 Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 1/25/24	3,533,929	3,543,746
2017 2nd Lien Term Loan 7.992% (1-month USD-LIBOR-BBA + 6.75%), due 1/25/25	728,571	735,857
AssuredPartners, Inc. 2017 Term Loan 4.585%, due 10/22/24	2,500,000	2,504,018
Asurion LLC
2017 Term Loan B4 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 8/4/23	3,801,817	3,827,616
2017 Term Loan B5 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 11/3/23	3,645,970	3,672,662
2017 2nd Lien Term Loan 7.242% (1-month USD-LIBOR-BBA + 6.00%), due 8/4/25	1,000,000	1,030,313
Hub International, Ltd. Term Loan B 4.312% (3-month USD-LIBOR-BBA + 3.00%), due 10/2/20	5,253,789	5,294,138
MPH Acquisition Holdings LLC 2016 Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 6/7/23	4,091,499	4,120,139
NFP Corp. Term Loan B 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 1/8/24	2,481,250	2,500,745
♦Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 3/1/21	4,284,773	4,302,371
2nd Lien Term Loan 6.992% (1-month USD-LIBOR-BBA + 5.75%), due 2/28/22	6,800,000	6,865,164

	Principal Amount	Value
Insurance (continued)
USI, Inc. 2017 Term Loan B 4.314% (3-month USD-LIBOR-BBA + 3.00%), due 5/16/24	$4,500,000	$4,500,000

		44,329,309

Leisure, Amusement, Motion Pictures & Entertainment 3.2%
Boyd Gaming Corp. Term Loan B3 3.702% (1-week USD-LIBOR-BBA + 2.50%), due 9/15/23	5,350,011	5,370,817
Creative Artists Agency LLC 2017 1st Lien Term Loan B 4.739% (1-month USD-LIBOR-BBA + 3.50%), due 2/15/24	3,892,157	3,923,781
Fitness International LLC
Term Loan A 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 4/1/20	1,418,618	1,417,732
Term Loan B 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 7/1/20	2,854,616	2,876,025
Intrawest Resorts Holdings, Inc. Term Loan B1 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 7/31/24	3,500,000	3,519,687
LTF Merger Sub, Inc. 2017 Term Loan B 4.317% (3-month USD-LIBOR-BBA + 3.00%), due 6/10/22	4,191,371	4,201,267
Recess Holdings, Inc.
2017 Delayed Draw Term Loan TBD, due 9/29/24	119,048	119,420
2017 1st Lien Term Loan 5.254%, due 9/29/24	880,952	883,705
2017 2nd Lien Term Loan 9.254% (6-month USD-LIBOR-BBA + 7.75%), due 9/29/25 (d)	1,200,000	1,182,000
Six Flags Theme Parks, Inc. 2015 Term Loan B 3.241% (1-month USD-LIBOR-BBA + 2.00%), due 6/30/22	2,932,249	2,949,661
TKC Holdings, Inc.
2017 1st Lien Term Loan 5.522% (2-month USD-LIBOR-BBA + 4.25%), due 2/1/23	3,855,625	3,886,952
2017 2nd Lien Term Loan 9.272% (2-month USD-LIBOR-BBA + 8.00%), due 2/1/24	1,100,000	1,104,584
Travel Leaders Group LLC New 2017 1st Lien Term Loan 5.814% (3-month USD-LIBOR-BBA + 4.50%), due 1/25/24	2,986,266	3,019,861

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
TriMark USA LLC 2017 1st Lien Term Loan 4.82% (2-month USD-LIBOR-BBA + 3.50%), due 9/26/24	$6,701	$6,768
2017 1st Lien Term Loan 4.88% (3-month USD-LIBOR-BBA + 3.50%), due 9/26/24	2,673,641	2,700,377
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 4.57% (2-month USD-LIBOR-BBA + 3.25%), due 5/6/21	12,348	12,422
1st Lien Term Loan 4.64% (3-month USD-LIBOR-BBA + 3.25%), due 5/6/21	4,889,628	4,919,171
2nd Lien Term Loan 8.63% (3-month USD-LIBOR-BBA + 7.25%), due 5/6/22 (d)	1,866,667	1,876,000
WMG Acquisition Corp. Term Loan D 3.738% (1-month USD-LIBOR-BBA + 2.50%), due 11/1/23	4,228,135	4,243,991

		48,214,221

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.1%
Anvil International LLC Term Loan B 5.82% (1-month USD-LIBOR-BBA + 4.50%), due 8/1/24 (d)	3,187,500	3,203,438
Apex Tool Group LLC Term Loan B 4.50% (1-month USD-LIBOR-BBA + 3.25%), due 1/31/20	3,543,929	3,507,604
Columbus McKinnon Corp. Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 1/31/24	3,998,478	4,018,471
CPM Holdings, Inc. Term Loan B 5.492% (1-month USD-LIBOR-BBA + 4.25%), due 4/11/22	1,959,711	1,976,247
Power Products LLC 2017 Term Loan B 5.254% (1-month USD-LIBOR-BBA + 4.00%), due 12/20/22	12,695	12,782
2017 Term Loan B 5.363% (3-month USD-LIBOR-BBA + 4.00%), due 12/20/22	5,039,922	5,074,572

	Principal Amount	Value
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Rexnord LLC 2016 Term Loan B 4.115% (3-month USD-LIBOR-BBA + 2.75%), due 8/21/23	$4,087,163	$4,109,790
4.080% (3-month USD-LIBOR-BBA + 2.75%), due 8/21/23	3,542,208	3,561,817
3.989% (1-month USD-LIBOR-BBA + 2.75%), due 8/21/23	1,058,995	1,064,858
Welbilt, Inc. 2016 Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 3/3/23	1,671,795	1,684,333
Zodiac Pool Solutions LLC 2017 1st Lien Term Loan 5.333% (3-month USD-LIBOR-BBA + 4.00%), due 12/20/23	3,176,040	3,194,899

		31,408,811

Media 1.2%
♦Red Ventures LLC (e)
1st Lien Term Loan TBD, due 11/8/24	14,000,000	13,895,000
2nd Lien Term Loan TBD, due 11/8/25	4,500,000	4,485,937

		18,380,937

Mining, Steel, Iron & Non-Precious Metals 1.3%
♦Fairmount Santrol, Inc.
2017 Term Loan B TBD, due 10/12/24	6,000,000	6,000,000
New Term Loan B2 6.75%, due 9/5/19	5,943,492	5,931,112
Gates Global LLC 2017 USD Term Loan B 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 4/1/24	2,743,849	2,757,881
McJunkin Red Man Corp. 2017 1st Lien Term Loan B 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 9/20/24 (d)	3,300,000	3,312,375
Minerals Technologies, Inc. 2017 Term Loan B 3.49% (1-month USD-LIBOR-BBA + 2.25%), due 2/14/24	1,066,118	1,072,115
2017 Term Loan B 3.58% (3-month USD-LIBOR-BBA + 2.25%), due 2/14/24	462,725	465,328

		19,538,811

Oil & Gas 1.3%
Ascent Resources-Marcellus LLC (e)(f)(g)
1st Lien Term Loan 5.49% (1-month USD-LIBOR-BBA + 4.25%), due 8/4/20	1,889,126	1,390,869

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
Ascent Resources-Marcellus LLC (e)(f)(g) (continued)
2nd Lien Term Loan 8.74% (1-month USD-LIBOR-BBA + 7.50%), due 8/4/21	$500,000	$32,500
Chesapeake Energy Corp. Term Loan 8.814% (3-month USD-LIBOR-BBA + 7.50%), due 8/23/21	2,166,667	2,322,667
CITGO Holding, Inc. 2015 Term Loan B 9.835% (3-month USD-LIBOR-BBA + 8.50%), due 5/12/18	2,159,456	2,182,198
Fieldwood Energy LLC
New 1st Lien Term Loan 8.333% (3-month USD-LIBOR-BBA + 7.00%), due 8/31/20	805,556	720,972
1st Lien Last Out Term Loan 8.458% (3-month USD-LIBOR-BBA + 7.125%), due 9/30/20	1,087,500	761,250
HGIM Corp. Term Loan B 7.75%, due 6/18/20 (e)	2,051,114	721,309
Ocean Rig UDW, Inc. Term Loan 8.00%, due 9/20/24	433,218	437,767
Philadelphia Energy Solutions LLC Term Loan B 6.333% (3-month USD-LIBOR-BBA + 5.00%), due 4/4/18 (d)	2,124,007	1,656,726
Seadrill Partners Finco LLC Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 2/21/21 (e)	4,255,556	3,234,222
Summit Midstream Partners Holdings LLC Term Loan B 7.242% (1-month USD-LIBOR-BBA + 6.00%), due 5/13/22	3,192,000	3,247,860
Traverse Midstream Partners LLC 2017 Term Loan 5.33% (3-month USD-LIBOR-BBA + 4.00%), due 9/27/24	2,000,000	2,029,500

		18,737,840

Personal & Nondurable Consumer Products (Manufacturing Only) 1.8%
American Builders & Contractors Supply Co., Inc. 2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 10/31/23	4,283,475	4,305,783

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Hillman Group, Inc. Term Loan B 4.84% (3-month USD-LIBOR-BBA + 3.50%), due 6/30/21	$1,462,217	$1,470,899
KIK Custom Products, Inc. 2015 Term Loan B 5.74% (1-month USD-LIBOR-BBA + 4.50%), due 8/26/22	1,500,000	1,515,375
Prestige Brands, Inc. Term Loan B5 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 1/26/24	3,579,538	3,596,877
Revlon Consumer Products Corp. 2016 Term Loan B 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 9/7/23	3,135,000	2,701,978
Spectrum Brands, Inc. 2017 Term Loan B 3.242% (1-month USD-LIBOR-BBA + 2.00%), due 6/23/22	576,927	580,244
2017 Term Loan B 3.312% (2-month USD-LIBOR-BBA + 2.00%), due 6/23/22	676,746	680,637
2017 Term Loan B
3.312% (3-month USD-LIBOR-BBA + 2.00%), due 6/23/22	540,822	543,932
SRAM LLC 2017 Incremental Term Loan 4.529% (2-month USD-LIBOR-BBA + 3.25%), due 3/15/24	6,906,488	6,919,438
Varsity Brands, Inc. 1st Lien Term Loan 4.738% (1-month USD-LIBOR-BBA + 3.50%), due 12/11/21	3,870,897	3,895,090
1st Lien Term Loan 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 12/11/21	19,103	19,223

		26,229,476

Personal, Food & Miscellaneous Services 0.5%
Weight Watchers International, Inc.
Term Loan B2 4.49% (1-month USD-LIBOR-BBA + 3.25%), due 4/2/20	936,650	927,283
Term Loan B2 4.59% (3-month USD-LIBOR-BBA + 3.25%), due 4/2/20	1,720,805	1,703,597
Yum! Brands, Inc. 1st Lien Term Loan B 3.237% (1-month USD-LIBOR-BBA + 2.00%), due 6/16/23	4,972,531	4,997,394

		7,628,274

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing 0.8%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 5.485% (1-month USD-LIBOR-BBA + 4.25%), due 6/7/23	$3,275,635	$3,046,927
Checkout Holding Corp. 1st Lien Term Loan 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 4/9/21	2,508,123	2,065,480
Getty Images, Inc. Term Loan B 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 10/18/19	3,512,255	3,067,368
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.242% (1-month USD-LIBOR-BBA + 4.00%), due 5/4/22	3,555,000	3,531,299

		11,711,074

Retail Store 4.7%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 9/26/24	5,400,000	5,273,440
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.492% (1-month USD-LIBOR-BBA + 4.25%), due 9/1/21	3,250,802	3,260,284
Bass Pro Group LLC Term Loan B 6.242% (1-month USD-LIBOR-BBA + 5.00%), due 9/25/24	5,000,000	4,857,815
Belk, Inc. Term Loan 6.099% (3-month USD-LIBOR-BBA + 4.75%), due 12/12/22	2,432,062	2,021,652
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 4.988% (1-month USD-LIBOR-BBA + 3.75%), due 2/3/24	6,898,667	6,718,363
2017 2nd Lien Term Loan 8.738% (1-month USD-LIBOR-BBA + 7.50%), due 2/3/25	2,500,000	2,395,833
CNT Holdings III Corp. 2017 Term Loan 4.50% (1-month USD-LIBOR-BBA + 3.25%), due 1/22/23	2,967,569	2,903,582
Harbor Freight Tools USA, Inc. 2016 Term Loan B 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 8/18/23	3,608,736	3,625,275

	Principal Amount	Value
Retail Store (continued)
Leslie’s Poolmart, Inc. 2016 Term Loan 5.064% (2-month USD-LIBOR-BBA + 3.75%), due 8/16/23	$4,950,000	$4,954,643
Michaels Stores, Inc. 2016 Term Loan B1 3.985% (1-month USD-LIBOR-BBA + 2.75%), due 1/30/23	1,583,903	1,583,409
2016 Term Loan B1 3.987% (1-month USD-LIBOR-BBA + 2.75%), due 1/30/23	273,087	273,001
2016 Term Loan B1 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 1/30/23	4,256,261	4,254,933
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 4.488% (1-month USD-LIBOR-BBA + 3.25%), due 10/25/20	2,917,969	2,296,442
Party City Holdings, Inc. 2016 Term Loan 4.34% (3-month USD-LIBOR-BBA + 3.00%), due 8/19/22	487,344	488,105
2016 Term Loan 4.38% (3-month USD-LIBOR-BBA + 3.00%), due 8/19/22	4,955,463	4,963,209
2016 Term Loan 4.58% (3-month USD-LIBOR-BBA + 3.00%), due 8/19/22	2,091,034	2,094,302
Petco Animal Supplies, Inc. 2017 Term Loan B 4.38% (3-month USD-LIBOR-BBA + 3.00%), due 1/26/23	3,627,124	2,977,869
PetSmart, Inc. Term Loan B2 4.24% (1-month USD-LIBOR-BBA + 3.00%), due 3/11/22	5,085,522	4,361,628
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24 (d)	3,333,333	3,308,333
Staples, Inc. 2017 Term Loan B 5.31% (3-month USD-LIBOR-BBA + 4.00%), due 9/12/24	8,333,333	7,846,592

		70,458,710

Telecommunications 2.9%
Avaya, Inc. (d)
DIP Term Loan 8.739% (1-month USD-LIBOR-BBA + 7.50%), due 1/24/18	540,910	545,643
DIP Term Loan 8.742% (1-month USD-LIBOR-BBA + 7.50%), due 1/24/18	766,290	772,995

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Telecommunications (continued)
CenturyLink, Inc. 2017 Term Loan B 2.75%, due 1/31/25 (i)	$5,000,000	$4,928,125
Frontier Communications Corp. 2017 Term Loan B1 4.99% (1-month USD-LIBOR-BBA + 3.75%), due 6/15/24	2,992,500	2,842,594
LTS Buyer LLC 1st Lien Term Loan 6.50%, due 4/13/20	5,745,000	5,752,181
Onvoy LLC 2017 1st Lien Term Loan B 5.833% (3-month USD-LIBOR-BBA + 4.50%), due 2/10/24	4,477,500	4,466,306
Radiate Holdco LLC 1st Lien Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 2/1/24	5,572,000	5,509,315
SBA Senior Finance II LLC Term Loan B1 3.50% (1-month USD-LIBOR-BBA + 2.25%), due 3/24/21	4,551,001	4,564,276
Sprint Communications, Inc. 1st Lien Term Loan B 3.75% (1-month USD-LIBOR-BBA + 2.50%), due 2/2/24	4,975,000	4,988,328
Syniverse Holdings, Inc. Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 4/23/19	5,093,225	4,957,939
West Corp. 2017 Term Loan 5.242% (1-month USD-LIBOR-BBA + 4.00%), due 10/10/24	3,968,476	3,964,507

		43,292,209

Utilities 3.1%
Astoria Energy LLC Term Loan B 5.25% (1-month USD-LIBOR-BBA + 4.00%), due 12/24/21	3,304,495	3,316,887
Calpine Corp. Term Loan B5 4.09% (3-month USD-LIBOR-BBA + 2.75%), due 1/15/24	5,516,876	5,534,072
Dayton Power & Light Co. Term Loan B 4.50% (1-month USD-LIBOR-BBA + 3.25%), due 8/24/22	496,250	503,073

	Principal Amount	Value
Utilities (continued)
Dynegy, Inc. 2017 Term Loan C 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 2/7/24	$2,187,596	$2,198,958
EIF Channelview Cogeneration LLC Term Loan B 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 5/8/20	3,465,058	3,257,155
Energy Future Intermediate Holding Co. LLC 2017 DIP Term Loan 4.239% (1-month USD-LIBOR-BBA + 3.00%), due 6/30/18	325,893	327,624
2017 DIP Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 6/30/18	8,799,107	8,845,857
Entergy Rhode Island State Energy L.P. Term Loan B 6.00% (1-month USD-LIBOR-BBA + 4.75%), due 12/17/22	1,965,000	1,976,053
Granite Acquisition, Inc.
Term Loan C 5.333% (3-month USD-LIBOR-BBA + 4.00%), due 12/19/21	99,427	100,421
Term Loan B 5.335% (3-month USD-LIBOR-BBA + 4.00%), due 12/19/21	3,993,254	4,033,187
2nd Lien Term Loan B 8.583% (3-month USD-LIBOR-BBA + 7.25%), due 12/19/22	1,613,266	1,613,266
Helix Gen Funding LLC Term Loan B 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 6/2/24	5,700,660	5,758,380
Southeast PowerGen LLC Term Loan B 4.84% (3-month USD-LIBOR-BBA + 3.50%), due 12/2/21	1,678,515	1,575,706
TEX Operations Co. LLC
Exit Term Loan B 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 8/4/23	2,563,286	2,570,153
Exit Term Loan B 4.084% (3-month USD-LIBOR-BBA + 2.75%), due 8/4/23	669,429	671,222
Exit Term Loan C 4.084% (3-month USD-LIBOR-BBA + 2.75%), due 8/4/23	742,857	744,847
Texas Competitive Electric Holdings Co. LLC (d)(e)(f)(g)(h)
Extended Term Loan TBD, due 10/10/17	3,250,000	1,296,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Texas Competitive Electric Holdings Co. LLC (d)(e)(f)(g)(h) (continued)
Non-Extended Term Loan TBD, due 10/10/17	$3,250,000	$1,294,150
Vistra Operations Co. LLC 2016 Term Loan B2 3.987% (1-month USD-LIBOR-BBA + 2.75%), due 12/14/23	820,313	824,927
2016 Term Loan B2 4.084% (3-month USD-LIBOR-BBA + 2.75%), due 12/14/23	265,234	266,726

		46,709,414

Total Floating Rate Loans (Cost $1,276,678,629)		1,272,374,599

Foreign Floating Rate Loans 9.3% (c)
Automobile 0.2%
Belron S.A. USD Term Loan B TBD, due 10/26/24 (d)(e)	2,500,000	2,518,750

Beverage, Food & Tobacco 0.4%
Jacobs Douwe Egberts International B.V. USD Term Loan B5 3.563% (3-month USD-LIBOR-BBA + 2.25%), due 7/2/22	3,193,878	3,209,847
Refresco Group B.V. USD Term Loan B TBD, due 9/26/24 (d)(e)	2,625,000	2,638,125

		5,847,972

Broadcasting & Entertainment 0.6%
DHX Media, Ltd. Term Loan B 4.992% (1-month USD-LIBOR-BBA + 3.75%), due 12/29/23 (d)	2,743,125	2,739,696
Numericable Group S.A.
USD Term Loan B11 4.13% (3-month USD-LIBOR-BBA + 2.75%), due 7/31/25	1,982,519	1,978,802
USD Term Loan B12 4.349%, due 1/5/26	3,999,975	4,002,475

		8,720,973

Chemicals, Plastics & Rubber 1.0%
Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2 4.567% (3-month USD-LIBOR-BBA + 3.25%), due 9/13/23 (d)	2,627,974	2,634,543
Alpha 3 B.V. 2017 Term Loan B1 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 1/31/24	3,990,000	4,010,780

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Diamond (BC) B.V. USD Term Loan 4.316% (3-month USD-LIBOR-BBA + 3.00%), due 9/6/24	$3,333,333	$3,337,960
Flint Group GmbH
USD Term Loan C 4.30% (3-month USD-LIBOR-BBA + 3.00%), due 9/7/21	1,375	1,335
USD Term Loan C 4.365% (3-month USD-LIBOR-BBA + 3.00%), due 9/7/21	532,079	516,782
OXEA Finance & Cy S.C.A. 2017 USD Term Loan 4.875% (3-month USD-LIBOR-BBA + 3.50%), due 10/11/24	4,500,000	4,503,434

		15,004,834

Diversified/Conglomerate Manufacturing 0.5%
Bright Bidco B.V.
Term Loan B 5.742% (1-month USD-LIBOR-BBA + 4.50%), due 6/30/24	690,647	697,986
Term Loan B 5.833% (3-month USD-LIBOR-BBA + 4.50%), due 6/30/24	3,299,353	3,334,408
Garda World Security Corp. 2017 Term Loan 5.311% (3-month USD-LIBOR-BBA + 4.00%), due 5/24/24	3,551,543	3,578,179

		7,610,573

Electronics 0.6%
Avast Software B.V. 2017 USD Term Loan B 4.583% (3-month USD-LIBOR-BBA + 3.25%), due 9/29/23	4,505,312	4,526,231
Camelot UK Holdco, Ltd. 2017 Term Loan B 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 10/3/23	1,485,037	1,493,856
Oberthur Technologies S.A. 2016 USD Term Loan B1 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 1/10/24	2,261,894	2,243,986

		8,264,073

Healthcare, Education & Childcare 1.3%
Endo Luxembourg Finance Co. S.A.R.L 2017 Term Loan B 5.50% (1-month USD-LIBOR-BBA + 4.25%), due 4/29/24	7,186,534	7,274,569

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Mallinckrodt International Finance S.A. USD Term Loan B 4.083% (3-month USD-LIBOR-BBA + 2.75%), due 9/24/24	$2,646,978	$2,650,838
♦Valeant Pharmaceuticals International, Inc. Term Loan B F1 5.99% (1-month USD-LIBOR-BBA + 4.75%), due 4/1/22	9,832,379	10,019,686

		19,945,093

Hotels, Motels, Inns & Gaming 0.7%
Amaya Holdings B.V.
Repriced Term Loan B 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 8/1/21	5,998,359	6,035,099
USD 2nd Lien Term Loan 8.333% (3-month USD-LIBOR-BBA + 7.00%), due 8/1/22	484,896	487,320
Belmond Interfin, Ltd. Dollar Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 7/3/24	2,394,000	2,395,994
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 11/30/23	496,250	499,352
Gateway Casinos & Entertainment, Ltd. Term Loan B1 5.083% (3-month USD-LIBOR-BBA + 3.75%), due 2/22/23	1,496,250	1,513,083

		10,930,848

Leisure, Amusement, Motion Pictures & Entertainment 1.4%
Bombardier Recreational Products, Inc. 2017 Term Loan B 3.74% (1-month USD-LIBOR-BBA + 2.50%), due 6/30/23 (d)	4,427,709	4,455,382
Delta 2 (Luxembourg) S.A.R.L. USD Term Loan B3 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 2/1/24	7,566,667	7,609,229
Lions Gate Entertainment Corp. 2016 1st Lien Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 12/8/23	2,023,437	2,034,060
Travelport Finance (Luxembourg) S.A.R.L. New 2017 Term Loan 4.061% (3-month USD-LIBOR-BBA + 2.75%), due 9/2/21	6,515,996	6,522,375

		20,621,046

	Principal Amount	Value
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.492% (1-month USD-LIBOR-BBA + 3.25%), due 6/30/21	$5,865,824	$5,907,148

Oil & Gas 0.3%
MEG Energy Corp. 2017 Term Loan B 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 12/31/23	2,985,000	2,993,528
Pacific Drilling S.A. Term Loan B 4.875% (3-month USD-LIBOR-BBA + 3.50%), due 6/3/18 (e)	2,978,889	943,316

		3,936,844

Personal & Nondurable Consumer Products (Manufacturing Only) 0.2%
Array Canada, Inc. Term Loan B 6.333% (3-month USD-LIBOR-BBA + 5.00%), due 2/10/23 (d)	2,943,750	2,965,828

Personal, Food & Miscellaneous Services 0.2%
1011778 B.C. Unlimited Liability Co.
Term Loan B3 3.492% (1-month USD-LIBOR-BBA + 2.25%), due 2/16/24	1,551,275	1,551,275
Term Loan B3 3.582% (3-month USD-LIBOR-BBA + 2.25%), due 2/16/24	993,172	993,172

		2,544,447

Printing & Publishing 0.7%
Springer Science & Business Media Deutschland GmbH USD Term Loan B9 4.742% (1-month USD-LIBOR-BBA + 3.50%), due 8/14/20	6,418,723	6,436,374
Trader Corp. 2017 Term Loan B 4.581% (3-month USD-LIBOR-BBA + 3.25%), due 9/28/23 (d)	4,380,494	4,369,543

		10,805,917

Telecommunications 0.8%
Digicel International Finance, Ltd. 2017 Term Loan B 5.07% (3-month USD-LIBOR-BBA + 3.75%), due 5/28/24	975,000	980,687
Intelsat Jackson Holdings S.A. Term Loan B2 4.071% (3-month USD-LIBOR-BBA + 2.75%), due 6/30/19	4,702,081	4,687,387

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Telecommunications (continued)
Telesat Canada Term Loan B4 4.32% (2-month USD-LIBOR-BBA + 3.00%), due 11/17/23	$6,930,131	$6,980,867

		12,648,941

Total Foreign Floating Rate Loans (Cost $139,269,412)		138,273,287

Total Long-Term Bonds (Cost $1,465,465,366)		1,462,388,149

	Shares
Affiliated Investment Companies 0.1%
Fixed Income Funds 0.1%
MainStay High Yield Corporate Bond Fund Class I	217,584	1,257,635

Total Affiliated Investment Companies (Cost $1,261,986)		1,257,635

Common Stocks 0.5%
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (d)(e)(h)(j)	379	0

Buildings & Real Estate 0.1%
VICI Properties, Inc. (j)	104,245	1,928,532

Hotels, Motels, Inns & Gaming 0.1%
Caesars Entertainment Corp. (j)	71,926	931,442

Mining, Steel, Iron & Non-Precious Metals 0.2%
AFGlobal Corp. (d)(h)(j)	60,753	2,460,496

Oil & Gas 0.1%
Ocean Rig UDW, Inc., Class A (j)	75,655	2,026,041
Templar Energy Corp., Class B (d)(e)(h)(j)	60,655	2,954
Templar Energy LLC, Class A (d)(e)(h)(j)	60,049	292,437

		2,321,432

Total Common Stocks (Cost $7,850,855)		7,641,902

Preferred Stocks 0.0%‡
Oil & Gas 0.0% ‡
Templar Energy Corp. (8.00% PIK) (b)(d)(e)(h)(j)	77,179	312,415

Total Preferred Stocks (Cost $379,311)		312,415

	Principal Amount	Value
Short-Term Investments 2.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $2,373,020 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 4/15/18, with a Principal Amount of $2,280,000 and a Market Value of $2,421,132)	$2,372,998	$2,372,998

Total Repurchase Agreement (Cost $2,372,998)		2,372,998

U.S. Government & Federal Agencies 2.0%
United States Treasury Bills (k) 0.49%, due 11/2/17	23,928,000	23,927,355
0.91%, due 11/16/17	6,213,000	6,210,536

Total U.S. Government & Federal Agencies (Cost $30,137,891)		30,137,891

Total Short-Term Investments (Cost $32,510,889)		32,510,889

Total Investments (Cost $1,507,468,407)	100.5%	1,504,110,990
Other Assets, Less Liabilities	(0.5)	(7,597,818)
Net Assets	100.0%	$1,496,513,172

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $64,149,999, which represented 4.29% of the Fund’s net assets. (Unaudited)

(f)	Issue in non-accrual status.

(g)	Issue in default.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $5,659,202, which represented 0.4% of the Fund’s net assets.

(i)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2017.

(j)	Non-income producing security.

(k)	Interest rate shown represents yield to maturity.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2017 (continued)

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London InterBank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$51,740,263	$—	$51,740,263
Floating Rate Loans (b)	—	1,200,886,879	71,487,720	1,272,374,599
Foreign Floating Rate Loans (c)	—	115,951,420	22,321,867	138,273,287

Total Long-Term Bonds	—	1,368,578,562	93,809,587	1,462,388,149

Affiliated Investment Companies
Fixed Income Funds	1,257,635	—	—	1,257,635
Common Stocks (d)	4,886,015	—	2,755,887	7,641,902
Preferred Stocks (e)	—	—	312,415	312,415
Short-Term Investments
Repurchase Agreement	—	2,372,998	—	2,372,998
U.S. Government & Federal Agencies	—	30,137,891	—	30,137,891

Total Short-Term Investments	—	32,510,889	—	32,510,889

Total Investments in Securities	$6,143,650	$1,401,089,451	$96,877,889	$1,504,110,990

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $71,487,720 are held within the Floating Rate Loans section of the Portfolio of Investments. $68,896,820 of these Level 3 securities were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $22,321,867 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments, which were valued by a pricing service without adjustment.

(d)	The Level 3 securities valued at $2,460,496 and $295,391 are held in Mining, Steel, Iron & Non-Precious Metals, and Oil & Gas, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $312,415 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

As of October 31, 2017, securities with a market value of $23,652,549 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs.

As of October 31, 2017, a security with a market value of $17,979,857 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2017 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2017 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$2,885,781	$717	$14,852	$(23,914)	$2,633,939	$(2,875,000)	$—	$—	$2,636,375	$2,812
Banking	—	3,684	331	159,420	5,649,035	(36,294)	—	—	5,776,176	159,420
Beverage, Food & Tobacco	3,423,398	1,532	168	253	1,960,219	(2,229,247)	—	(1,156,523)	1,999,800	38,992
Broadcasting & Entertainment	2,375,454	—	—	—	—	—	—	(2,375,454)	—	—
Buildings & Real Estate	—	(420)	70	8,238	3,057,287	(14,945)	—	—	3,050,230	8,238
Chemicals, Plastics & Rubber	2,753,352	2,966	5,655	(11,235)	7,179,589	(3,278,824)	2,472,180	—	9,123,683	9,189
Containers, Packaging & Glass	1,278,030	5,592	3,466	102,446	4,179,038	(1,986,692)	4,250,239	—	7,832,119	101,654
Diversified/Conglomerate Manufacturing	2,063,864	(2,464)	(155,447)	407,852	—	(2,313,805)	—	—	—	—
Diversified/Conglomerate Service	11,673,680	3,401	42,272	(15,973)	4,333,286	(7,829,641)	—	(3,852,125)	4,354,900	41,906
Ecological	3,750,375	1,515	6,133	(10,272)	—	(3,747,751)	—	—	—	—
Electronics	5,951,925	7,557	22,284	23,679	4,965,035	(6,471,671)	2,400,630	(2,983,365)	3,916,074	17,602
Finance	1,415,560	2,505	2,430	(8,377)	—	(345,669)	—	—	1,066,449	(8,377)
Healthcare, Education & Childcare	7,085,370	(1,313)	(24,010)	64,681	6,521,640	(5,202,985)	6,329,059	(4,628,331)	10,144,111	47,208
Hotels, Motels, Inns & Gaming	—	(294)	18	39,505	3,107,635	(7,471)	—	—	3,139,393	39,505
Leisure, Amusement, Motion Pictures & Entertainment	1,369,031	3,699	2,320	(10,647)	2,955,019	(4,056,172)	2,794,750	—	3,058,000	9,564
Machinery (Non—Agriculture, Non—Construct & Non—Electronic)	—	244	—	47,555	3,155,639	—	—	—	3,203,438	47,555
Mining, Steel, Iron & Non—Precious Metals	1,946,949	(2,309)	(1,792,259)	1,980,120	3,291,764	(2,111,890)	—	—	3,312,375	20,500
Oil & Gas	—	13,665	60	(188,580)	—	(22,241)	1,853,822	—	1,656,726	(188,580)
Personal & Nondurable Consumer Products (Manufacturing Only)	6,339,414	1,533	175	164,679	—	(6,505,801)	—	—	—	—
Retail Store	—	643	—	(8,996)	3,316,686	—	—	—	3,308,333	(8,996)
Telecommunications	—	9,929	—	14,562	1,294,147	—	—	—	1,318,638	14,562
Utilities	7,093,476	(4,081)	(31,187)	655,214	3,037,519	(7,599,679)	1,887,438	(2,447,800)	2,590,900	703,463
Foreign Floating Rate Loans
Automobile	—	—	21,875	21,875	4,993,750	(2,518,750)	—	—	2,518,750	21,875
Beverage, Food & Tobacco	—	—	—	19,687	2,618,438	—	—	—	2,638,125	19,687
Broadcasting & Entertainment	—	522	34	9,751	2,736,264	(6,875)	—	—	2,739,696	9,751
Chemicals, Plastics & Rubber	536,259	(275)	—	(15,455)	1,004,853	(19,011)	1,664,431	(536,259)	2,634,543	(15,455)
Ecological	1,625,000	679	7,383	(8,062)	—	(1,625,000)	—	—	—	—
Leisure, Amusement, Motion Pictures & Entertainment	—	153	7,101	39,912	5,413,216	(1,005,000)	—	—	4,455,382	39,912
Media	1,398,250	186	18	(1,445)	—	(1,397,009)	—	—	—	—
Mining, Steel, Iron & Non-Precious Metals	3,011,212	(1,679)	(8,383)	(16,058)	—	(2,985,092)	—	—	—	—
Personal & Nondurable Consumer Products (Manufacturing Only)	—	4,510	22,267	51,551	4,448,750	(1,561,250)	—	—	2,965,828	51,551
Printing & Publishing	—	(548)	39	(21,239)	4,410,797	(19,506)	—	—	4,369,543	(21,239)
Common Stocks
Beverage, Food & Tobacco	9,011	—	—	(9,011)	—	—	—	—	—	(9,011)
Mining, Steel, Iron & Non-Precious Metals	—	—	—	368,575	2,091,921	—	—	—	2,460,496	368,575
Oil & Gas	606,552	—	—	(311,161)	—	—	—	—	295,391	(311,161)
Preferred Stocks
Oil & Gas	379,310	—	—	(66,895)	—	—	—	—	312,415	(66,895)

Total	$68,971,253	$51,849	$(1,852,335)	$3,452,235	$88,355,466	$(67,773,271)	$23,652,549	$(17,979,857)	$96,877,889	$1,143,807

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $1,506,206,421)	$1,502,853,355
Investment in affiliated investment companies, at value (identified cost $1,261,986)	1,257,635
Receivables:
Investment securities sold	61,122,662
Dividends and interest	5,354,687
Fund shares sold	1,941,504
Other assets	53,331

Total assets	1,572,583,174

Liabilities
Payables:
Investment securities purchased	71,054,690
Fund shares redeemed	2,652,812
Manager (See Note 3)	755,159
NYLIFE Distributors (See Note 3)	222,007
Shareholder communication	195,005
Transfer agent (See Note 3)	163,205
Professional fees	20,504
Custodian	4,169
Trustees	3,737
Accrued expenses	14,539
Dividend payable	984,175

Total liabilities	76,070,002

Net assets	$1,496,513,172

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$159,995
Additional paid-in capital	1,542,130,702

1,542,290,697
Distributions in excess of net investment income	(309,596)
Accumulated net realized gain (loss) on investments and unfunded commitments	(42,110,512)
Net unrealized appreciation (depreciation) on investments	(3,357,417)

Net assets	$1,496,513,172

Class A
Net assets applicable to outstanding shares	$371,185,698

Shares of beneficial interest outstanding	39,692,378

Net asset value per share outstanding	$9.35
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.64

Investor Class
Net assets applicable to outstanding shares	$21,237,746

Shares of beneficial interest outstanding	2,270,945

Net asset value per share outstanding	$9.35
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.64

Class B
Net assets applicable to outstanding shares	$6,536,369

Shares of beneficial interest outstanding	698,405

Net asset value and offering price per share outstanding	$9.36

Class C
Net assets applicable to outstanding shares	$154,398,754

Shares of beneficial interest outstanding	16,503,949

Net asset value and offering price per share outstanding	$9.36

Class I
Net assets applicable to outstanding shares	$943,092,739

Shares of beneficial interest outstanding	100,822,701

Net asset value and offering price per share outstanding	$9.35

Class R3
Net assets applicable to outstanding shares	$61,866

Shares of beneficial interest outstanding	6,613

Net asset value and offering price per share outstanding (a)	$9.35

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$70,676,206
Dividend distributions from affiliated investment companies	384,565
Dividends	17,484
Other income	1,610

Total income	71,079,865

Expenses
Manager (See Note 3)	8,824,644
Distribution/Service—Class A (See Note 3)	912,224
Distribution/Service—Investor Class (See Note 3)	72,868
Distribution/Service—Class B (See Note 3)	76,872
Distribution/Service—Class C (See Note 3)	1,638,124
Distribution/Service—Class R3 (See Note 3)	206
Transfer agent (See Note 3)	1,839,027
Shareholder communication	272,721
Registration	169,939
Professional fees	153,485
Trustees	36,753
Custodian	17,397
Interest expense	576
Shareholder service (See Note 3)	41
Miscellaneous	96,685

Total expenses	14,111,562

Net investment income (loss)	56,968,303

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	(3,816,405)
Affiliated investment company transactions	136,646

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(3,679,759)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	13,222,088
Affiliated investments	(34,792)
Unfunded commitments	(468)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	13,186,828

Net realized and unrealized gain on investment and unfunded commitments	9,507,069

Net increase (decrease) in net assets resulting from operations	$66,475,372

34	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$56,968,303	$47,254,140
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	(3,679,759)	(17,559,132)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	13,186,828	33,649,372

Net increase (decrease) in net assets resulting from operations	66,475,372	63,344,380

Dividends to shareholders:
From net investment income:
Class A	(13,720,722)	(11,124,211)
Investor Class	(1,065,726)	(1,038,307)
Class B	(224,651)	(228,600)
Class C	(4,823,947)	(4,671,027)
Class I	(37,131,755)	(30,140,471)
Class R3	(1,444)	(574)

Total dividends to shareholders	(56,968,245)	(47,203,190)

Capital share transactions:
Net proceeds from sale of shares	614,457,599	406,697,329
Net asset value of shares issued to shareholders in reinvestment of dividends	49,472,470	41,167,586
Cost of shares redeemed	(496,809,910)	(525,312,487)

Increase (decrease) in net assets derived from capital share transactions	167,120,159	(77,447,572)

Net increase (decrease) in net assets	176,627,286	(61,306,382)

Net Assets
Beginning of year	1,319,885,886	1,381,192,268

End of year	$1,496,513,172	$1,319,885,886

Distributions in excess of net investment income at end of year	$(309,596)	$(400,435)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$9.29	$9.15		$9.44	$9.58	$9.53

Net investment income (loss)	0.35	0.32		0.33	0.33	0.38
Net realized and unrealized gain (loss) on investments	0.06	0.14		(0.29)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.46		0.04	0.20	0.42

Less dividends:
From net investment income	(0.35)	(0.32)		(0.33)	(0.34)	(0.37)

Net asset value at end of year	$9.35	$9.29		$9.15	$9.44	$9.58

Total investment return (a)	4.50%	5.23%		0.45%	2.09%	4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.59	%(b)	3.58%	3.53%	3.79%
Net expenses	1.01%	1.07	%(c)	1.06%	1.07%	1.00%
Portfolio turnover rate	58%	36%		31%	45%	47%
Net assets at end of year (in 000’s)	$371,186	$318,281		$342,214	$419,451	$567,728

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$9.29	$9.15		$9.44	$9.58	$9.53

Net investment income (loss)	0.35	0.33		0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.14		(0.29)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.47		0.04	0.20	0.41

Less dividends:
From net investment income	(0.35)	(0.33)		(0.33)	(0.34)	(0.36)

Net asset value at end of year	$9.35	$9.29		$9.15	$9.44	$9.58

Total investment return (a)	4.44%	5.24%		0.46%	2.13%	4.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66%	3.60%		3.59%	3.57%	3.76%
Net expenses	1.06%	1.06	%(b)	1.06%	1.04%	1.05%
Portfolio turnover rate	58%	36%		31%	45%	47%
Net assets at end of year (in 000’s)	$21,238	$29,269		$29,692	$30,440	$29,739

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net expenses would have been 1.07%.

36	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016		2015	2014	2013
Net asset value at beginning of year	$9.29	$9.16		$9.45	$9.59	$9.54

Net investment income (loss)	0.28	0.25		0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.07	0.14		(0.28)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39		(0.03)	0.13	0.34

Less dividends:
From net investment income	(0.28)	(0.26)		(0.26)	(0.27)	(0.29)

Net asset value at end of year	$9.36	$9.29		$9.16	$9.45	$9.59

Total investment return (a)	3.78%	4.34%		(0.29%)	1.37%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%	2.85	%(b)	2.83%	2.82%	3.00%
Net expenses	1.81%	1.81	%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%		31%	45%	47%
Net assets at end of year (in 000’s)	$6,536	$7,621		$8,988	$11,486	$14,134

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$9.29	$9.16		$9.44	$9.58	$9.54

Net investment income (loss)	0.28	0.26		0.26	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.07	0.13		(0.28)	(0.14)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39		(0.02)	0.13	0.33

Less dividends:
From net investment income	(0.28)	(0.26)		(0.26)	(0.27)	(0.29)

Net asset value at end of year	$9.36	$9.29		$9.16	$9.44	$9.58

Total investment return (a)	3.66%	4.34%		(0.18%)	1.37%	3.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	2.85	%(b)	2.84%	2.82%	3.00%
Net expenses	1.81%	1.81	%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%		31%	45%	47%
Net assets at end of year (in 000’s)	$154,399	$159,480		$176,330	$207,985	$231,475

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$9.29	$9.16		$9.44	$9.58	$9.53

Net investment income (loss)	0.38	0.35		0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.06	0.13		(0.28)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.44	0.48		0.08	0.22	0.44

Less dividends:
From net investment income	(0.38)	(0.35)		(0.36)	(0.36)	(0.39)

Net asset value at end of year	$9.35	$9.29		$9.16	$9.44	$9.58

Total investment return (a)	4.76%	5.38%		0.81%	2.35%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	3.84	%(b)	3.82%	3.78%	4.03%
Net expenses	0.76%	0.82	%(c)	0.81%	0.82%	0.75%
Portfolio turnover rate	58%	36%		31%	45%	47%
Net assets at end of year (in 000’s)	$943,093	$805,208		$823,969	$824,883	$846,444

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.83%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$9.29	$8.82

Net investment income (loss)	0.32	0.20
Net realized and unrealized gain (loss) on investments	0.06	0.47

Total from investment operations	0.38	0.67

Less dividends:
From net investment income	(0.32)	(0.20)

Net asset value at end of period	$9.35	$9.29

Total investment return (a)	4.14%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%	3.25%††
Net expenses	1.35%	1.42%††
Portfolio turnover rate	58%	36%
Net assets at end of period (in 000’s)	$62	$27

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

38	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R2 shares.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

39

Notes to Financial Statements (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

40	MainStay Floating Rate Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

41

Notes to Financial Statements (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from investments in underlying funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2017, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of exchange-traded funds (“ETFs”) or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in an ETF or mutual fund versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)   Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2017, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will

42	MainStay Floating Rate Fund

manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended October 31, 2017, the effective management fee rate was 0.59%.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $8,824,644.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the

43

Notes to Financial Statements (continued)

average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R3	$41

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $60,039 and $11,285, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $30,215, $132, $10,259 and $24,449, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$424,013
Investor Class	49,275
Class B	12,992
Class C	276,943
Class I	1,075,756
Class R3	48

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2017, purchases and sales transactions, income earned from investments and percentages of an affiliated investment company were as follows:

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Return of Capital from Gains/ (Loss)	Return of Capital from Dividend Income	Capital Gain Distributions Received	% Ownership
MainStay High Yield Corporate Bond Fund Class I	$9,488	$3,000	$(11,250)	$55	$(35)	$1,258	$467	82	$(82)	$—	0.01%

(G)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$28,023	45.3%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,507,508,142	$13,483,758	$(16,880,910)	$(3,397,152)

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$777,830	$(42,070,777)	$(1,087,426)	$(3,397,152)	$(45,777,525)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to defaulted bond income accruals and dividends payable.

44	MainStay Floating Rate Fund

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$90,781	$7,392,877	$(7,483,658)

The reclassifications for the Fund are primarily due to expiring capital loss carryforwards, partnerships and defaulted bonds.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $42,070,777 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2018	$2,022	$ —
2019	3,796	—
Unlimited	2,387	33,866
Total	$8,205	$33,866

The Fund had $7,483,658 of capital loss carryforward that expired during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$56,968,245	$47,203,190

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

During the year ended October 31, 2017, the Fund utilized the line of credit for 1 day, maintained an average daily balance of $10,000,000 at a weighted average interest rate of 2.07% and incurred interest expense in the amount of $576.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $977,885 and $845,776, respectively.

45

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	18,833,257	$175,860,308
Shares issued to shareholders in reinvestment of dividends and distributions	1,367,252	12,775,779
Shares redeemed	(15,758,860)	(147,278,081)

Net increase (decrease) in shares outstanding before conversion	4,441,649	41,358,006
Shares converted into Class A (See Note 1)	1,422,280	13,276,274
Shares converted from Class A (See Note 1)	(443,281)	(4,144,187)

Net increase (decrease)	5,420,648	$50,490,093

Year ended October 31, 2016:
Shares sold	10,114,610	$92,015,133
Shares issued to shareholders in reinvestment of dividends and distributions	1,123,252	10,213,742

Shares redeemed	(14,508,820)	(131,374,296)
Net increase (decrease) in shares outstanding before conversion	(3,270,958)	(29,145,421)
Shares converted into Class A (See Note 1)	300,506	2,740,572
Shares converted from Class A (See Note 1)	(146,550)	(1,337,805)

Net increase (decrease)	(3,117,002)	$(27,742,654)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	791,078	$7,393,404
Shares issued to shareholders in reinvestment of dividends and distributions	108,586	1,014,538
Shares redeemed	(560,483)	(5,237,239)

Net increase (decrease) in shares outstanding before conversion	339,181	3,170,703
Shares converted into Investor Class (See Note 1)	192,973	1,803,811
Shares converted from Investor Class (See Note 1)	(1,412,725)	(13,186,974)

Net increase (decrease)	(880,571)	$(8,212,460)

Year ended October 31, 2016:
Shares sold	527,006	$4,804,740
Shares issued to shareholders in reinvestment of dividends and distributions	110,163	1,001,671
Shares redeemed	(645,320)	(5,866,749)

Net increase (decrease) in shares outstanding before conversion	(8,151)	(60,338)
Shares converted into Investor Class (See Note 1)	198,063	1,804,922
Shares converted from Investor Class (See Note 1)	(282,424)	(2,575,228)

Net increase (decrease)	(92,512)	$(830,644)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	222,290	$2,075,960
Shares issued to shareholders in reinvestment of dividends and distributions	19,399	181,371
Shares redeemed	(280,430)	(2,621,058)

Net increase (decrease) in shares outstanding before conversion	(38,741)	(363,727)
Shares converted from Class B (See Note 1)	(82,782)	(773,917)

Net increase (decrease)	(121,523)	$(1,137,644)

Year ended October 31, 2016:
Shares sold	269,981	$2,464,895
Shares issued to shareholders in reinvestment of dividends and distributions	21,702	197,258
Shares redeemed	(379,755)	(3,445,369)

Net increase (decrease) in shares outstanding before conversion	(88,072)	(783,216)
Shares converted from Class B (See Note 1)	(73,247)	(666,957)

Net increase (decrease)	(161,319)	$(1,450,173)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	4,035,895	$37,685,064
Shares issued to shareholders in reinvestment of dividends and distributions	446,174	4,170,259
Shares redeemed	(5,141,060)	(48,054,611)

Net increase (decrease) in shares outstanding before conversion	(658,991)	(6,199,288)
Shares converted from Class C (See Note 1)	(2,588)	(24,247)

Net increase (decrease)	(661,579)	$(6,223,535)

Year ended October 31, 2016:
Shares sold	2,573,034	$23,408,493
Shares issued to shareholders in reinvestment of dividends and distributions	425,882	3,872,844
Shares redeemed	(5,089,934)	(46,206,057)

Net increase (decrease) in shares outstanding before conversion	(2,091,018)	(18,924,720)
Shares converted from Class C (See Note 1)	(1,113)	(9,806)

Net increase (decrease)	(2,092,131)	$(18,934,526)

46	MainStay Floating Rate Fund

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	41,891,572	$391,408,991
Shares issued to shareholders in reinvestment of dividends and distributions	3,352,255	31,329,079
Shares redeemed	(31,426,071)	(293,617,901)

Net increase (decrease) in shares outstanding before conversion	13,817,756	129,120,169
Shares converted into Class I (See Note 1)	326,098	3,049,240

Net increase (decrease)	14,143,854	$132,169,409

Year ended October 31, 2016:
Shares sold	31,239,778	$283,978,631
Shares issued to shareholders in reinvestment of dividends and distributions	2,845,962	25,881,497
Shares redeemed	(37,411,389)	(338,420,016)

Net increase (decrease) in shares outstanding before conversion	(3,325,649)	(28,559,888)
Shares converted into Class I (See Note 1)	4,831	44,302

Net increase (decrease)	(3,320,818)	$(28,515,586)

Class R3	Shares	Amount
Period ended October 31, 2017:
Shares sold	3,624	$33,872
Shares issued to shareholders in reinvestment of dividends and distributions	154	1,444
Shares redeemed	(109)	(1,020)

Net increase (decrease)	3,669	$34,296

Year ended October 31, 2016 (a):
Shares sold	2,882	$25,437
Shares issued to shareholders in reinvestment of dividends and distributions	62	574

Net increase (decrease)	2,944	$26,011

(a)	Inception date was February 29, 2016.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Floating Rate Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Floating Rate Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

48	MainStay Floating Rate Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. The Special Meeting was adjourned with respect to Proposal 2. We reconvened the Meeting on December 14, 2017 and Proposal 2 passed.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Results for Proposal 2 are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A —Borrowing:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,916,213.199	975,874.193	1,863,023.777	33,703,583.157

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,911,549.920	917,996.463	1,925,564.786	33,703,583.157

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,852,518.290	998,413.158	1,904,179.721	33,703,583.157

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,850,899.313	918,533.920	1,985,677.936	33,703,583.157

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,714,662.075	1,099,101.204	1,941,347.890	33,703,583.157

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,668,758.330	1,076,968.244	2,009,384.595	33,703,583.157

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,872,930.758	964,278.401	1,917,902.010	33,703,583.157

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,990,795.374	830,849.160	1,933,466.635	33,703,583.157

49

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $401,912 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

50	MainStay Floating Rate Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

51

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

52	MainStay Floating Rate Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717041 MS286-17	MSFR11-12/17 (NYLIM) NL225

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2017

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	4.29 10.36%	4.99 6.18%	4.49 5.08%	1.33 1.33%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.12 10.18	4.83 6.02	4.88 5.50	1.47 1.47
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	4.30 9.30	4.91 5.23	4.18 4.18	2.22 2.22
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	8.31 9.31	5.22 5.22	4.17 4.17	2.22 2.22
Class I Shares	No Sales Charge		4/4/2005	10.54	6.43	5.34	1.08
Class R3 Shares	No Sales Charge		2/29/2016	9.98	10.59	N/A	1.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	23.63%	15.18%	7.51%
MSCI EAFE® Index[5]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[6]	0.90	2.04	4.19
Conservative Allocation Composite Index[7]	9.52	6.66	5.37
Morningstar Allocation – 30% to 50% Equity Category Average[8]	9.20	5.53	4.33

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,045.90	$1.75	$1,023.50	$1.73	0.34%

Investor Class Shares	$1,000.00	$1,044.90	$2.58	$1,022.70	$2.55	0.50%

Class B Shares	$1,000.00	$1,041.20	$6.43	$1,018.90	$6.36	1.25%

Class C Shares	$1,000.00	$1,041.20	$6.43	$1,018.90	$6.36	1.25%

Class I Shares	$1,000.00	$1,046.80	$0.46	$1,024.80	$0.46	0.09%

Class R3 Shares	$1,000.00	$1,044.10	$3.50	$1,021.80	$3.47	0.68%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 10.36% for Class A shares, 10.18% for Investor Class shares, 9.30% for Class B shares and 9.31% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 10.54% and Class R3 shares returned 9.98%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. Over the same period, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes except Class B and Class C shares outperformed the 9.52% return of the Conservative Allocation Composite Index,2 which is an additional benchmark of the Fund, and all share classes outperformed the 9.20% return of the Morningstar Allocation—30% to 50% Equity Category Average.3 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Conservative Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Cushing Renaissance Advantage Fund being perhaps the most prominent example of an Underlying Fund that faced performance difficulties during the reporting period. The Fund continued to hold this Underlying Fund at the end of the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Conservative Allocation Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments during the reporting period likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Conservative Allocation Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market appeared to be on a stable footing, and we increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Allocation—30% to 50% Equity Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity allocation close to that of the Conservative Allocation Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. Economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains, but investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles. Shortly thereafter, we established a position in IQ S&P High Yield Low Volatility Bond ETF as we sought a way to participate in the speculative-grade bond market with less risk than MainStay High Yield Corporate Bond Fund. This shift was part of a broader effort to increase quality within the fixed-income portion of the Fund.

One position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds returned toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Emerging Markets Equity Fund. With pricing favorable across many emerging markets and earnings geared to a global economy that was gathering traction, we were eager to reallocate in that direction. Holdings of MainStay Epoch U.S. Equity Yield Fund were also increased. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, we reduced exposure to MainStay Absolute Return Multi-Strategy Fund. We had used that Underlying Fund as a shelter against a potential storm in the bond market. With bond yields rising and volatility still muted, the need for such a shelter seems less urgent than it did a year ago.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from MainStay U.S. Equity Opportunities

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Conservative Allocation Fund

Fund and MainStay Large Cap Growth Fund. The only investment showing a negative return for the reporting period was MainStay Cushing MLP Premier Fund. While positive, the return on IQ Global Resources ETF was the next lowest.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay Epoch U.S. Small Cap Fund. (Contributions take weightings and total returns into account.) Among the lowest contributors to performance were MainStay Cushing MLP Premier Fund and IQ Global Resources ETF. Although MainStay Cushing MLP Premier Fund had a slightly negative return for the reporting period, the Fund’s position size varied. The Fund owned more of this Underlying Fund when it was rising than when it was falling, providing an effective zero contribution to total return. The Fund continued to hold this Underlying Fund at the end of the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight,

contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Total Return Bond Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay Floating Rate Fund. There were several Underlying Funds that contributed little, if anything, to return, including MainStay Indexed Bond Fund and IQ Enhanced Core Bond U.S. ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2017

	Shares	Value

Affiliated Investment Companies 96.9%†
Equity Funds 46.4%
IQ 50 Percent Hedged FTSE Europe ETF	348,762	$7,048,480
IQ 50 Percent Hedged FTSE International ETF	577,076	12,355,197
IQ Chaikin U.S. Small Cap ETF	104,502	2,900,976
IQ Global Resources ETF	115,583	3,146,169
MainStay Absolute Return Multi-Strategy Fund Class I (a)	2,708,860	27,386,571
MainStay Cornerstone Growth Fund Class I (a)	149,235	5,217,255
MainStay Cushing MLP Premier Fund Class I	232,989	2,837,806
MainStay Cushing Renaissance Advantage Fund Class I (a)	622,629	12,514,834
MainStay Emerging Markets Equity Fund Class I (a)	2,228,170	24,131,077
MainStay Epoch Capital Growth Fund Class I	316,586	3,979,487
MainStay Epoch Global Choice Fund Class I (a)	498,488	10,936,832
MainStay Epoch International Choice Fund Class I	209,755	7,603,615
MainStay Epoch U.S. All Cap Fund Class I	404,096	12,571,441
MainStay Epoch U.S. Equity Yield Fund Class I	576,524	9,489,589
MainStay Epoch U.S. Small Cap Fund Class I (a)	689,959	22,575,471
MainStay International Opportunities Fund Class I	975,215	9,430,332
MainStay Large Cap Growth Fund Class I	944,339	10,444,391
MainStay MAP Equity Fund Class I	336,735	15,153,086
MainStay S&P 500 Index Fund Class I	26,649	1,437,198
MainStay U.S. Equity Opportunities Fund Class I	1,506,216	16,613,558

Total Equity Funds (Cost $175,345,416)		217,773,365

Fixed Income Funds 50.5%
IQ Enhanced Core Bond U.S. ETF (a)	1,128,426	22,201,782
IQ Enhanced Core Plus Bond U.S. ETF	362	7,265
IQ S&P High Yield Low Volatility Bond ETF (a)	232,888	5,931,657
MainStay Convertible Fund Class I	467,460	8,316,115
MainStay Floating Rate Fund Class I	3,374,648	31,552,959
MainStay High Yield Corporate Bond Fund Class I	2,493,540	14,412,662
MainStay Indexed Bond Fund Class I (a)	4,746,361	50,643,673
MainStay Short Duration High Yield Fund Class I	946,606	9,437,664
MainStay Total Return Bond Fund Class I (a)	7,662,586	81,529,919
MainStay Unconstrained Bond Fund Class I	1,405,278	12,521,028

Total Fixed Income Funds (Cost $233,407,703)		236,554,724

Total Affiliated Investment Companies (Cost $408,753,119)		454,328,089

	Principal Amount	Value
Short-Term Investment 3.2%
Repurchase Agreement 3.2%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $15,045,549 (Collateralized by United States Treasury Note with a rate 1.50% and a maturity date of 10/31/19, with a Principal Amount of $15,375,000 and a Market Value of $15,350,984)	$15,045,406	$15,045,406

Total Short-Term Investment (Cost $15,045,406)		15,045,406

Total Investments (Cost $423,798,525)	100.1%	469,373,495
Other Assets, Less Liabilities	(0.1)	(259,888)
Net Assets	100.0%	$469,113,607

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

The following abbreviations are used on this page:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$217,773,365	$—	$—	$217,773,365
Fixed Income Funds	236,554,724	—	—	236,554,724
Short-Term Investment
Repurchase Agreement	—	15,045,406	—	15,045,406

Total Investments in Securities	$454,328,089	$15,045,406	$—	$469,373,495

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $408,753,119)	$454,328,089
Repurchase agreement, at value (identified cost $15,045,406)	15,045,406
Cash	3,153
Due from custodian	65,252
Receivables:
Fund shares sold	264,651
Dividends and interest	142
Other assets	30,202

Total assets	469,736,895

Liabilities
Payables:
Investment securities purchased	65,252
Fund shares redeemed	261,778
NYLIFE Distributors (See Note 3)	163,090
Shareholder communication	70,960
Transfer agent (See Note 3)	42,321
Professional fees	11,322
Trustees	1,146
Custodian	716
Shareholder service (See Note 3)	5
Accrued expenses	6,698

Total liabilities	623,288

Net assets	$469,113,607

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,526
Additional paid-in capital	418,716,664

418,754,190
Undistributed net investment income	901,668
Accumulated net realized gain (loss) on investments	3,882,779
Net unrealized appreciation (depreciation) on investments	45,574,970

Net assets	$469,113,607

Class A
Net assets applicable to outstanding shares	$314,721,907

Shares of beneficial interest outstanding	25,157,259

Net asset value per share outstanding	$12.51
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.24

Investor Class
Net assets applicable to outstanding shares	$37,533,206

Shares of beneficial interest outstanding	2,999,600

Net asset value per share outstanding	$12.51
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.24

Class B
Net assets applicable to outstanding shares	$29,806,812

Shares of beneficial interest outstanding	2,392,431

Net asset value and offering price per share outstanding	$12.46

Class C
Net assets applicable to outstanding shares	$74,457,322

Shares of beneficial interest outstanding	5,978,424

Net asset value and offering price per share outstanding	$12.45

Class I
Net assets applicable to outstanding shares	$12,532,132

Shares of beneficial interest outstanding	993,488

Net asset value and offering price per share outstanding	$12.61

Class R3
Net assets applicable to outstanding shares	$62,228

Shares of beneficial interest outstanding	4,979

Net asset value and offering price per share outstanding	$12.50

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,009,105
Interest	9,109
Other income	479

Total income	10,018,693

Expenses
Distribution/Service—Class A (See Note 3)	662,307
Distribution/Service—Investor Class (See Note 3)	182,184
Distribution/Service—Class B (See Note 3)	314,551
Distribution/Service—Class C (See Note 3)	752,083
Distribution/Service—Class R3 (See Note 3)	294
Transfer agent (See Note 3)	487,602
Shareholder communication	112,820
Registration	107,832
Professional fees	48,674
Trustees	11,258
Custodian	7,808
Shareholder service (See Note 3)	59
Miscellaneous	19,212

Total expenses	2,706,684

Net investment income (loss)	7,312,009

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	5,720,893
Realized capital gain distributions from affiliated investment companies	4,668,961

Net realized gain (loss) on investments from affiliated investment companies	10,389,854

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	26,211,105

Net realized and unrealized gain (loss) on investments	36,600,959

Net increase (decrease) in net assets resulting from operations	$43,912,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,312,009	$7,854,773
Net realized gain (loss) on investments from affiliated investment companies	10,389,854	196,727
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	26,211,105	340,514

Net increase (decrease) in net assets resulting from operations	43,912,968	8,392,014

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,194,161)	(5,539,325)
Investor Class	(1,243,743)	(1,471,920)
Class B	(327,614)	(456,907)
Class C	(778,442)	(1,026,874)
Class I	(289,256)	(351,457)
Class R3	(937)	(478)

	(7,834,153)	(8,846,961)

From net realized gain on investments:
Class A	(679,287)	(4,271,431)
Investor Class	(200,430)	(1,196,143)
Class B	(86,684)	(612,341)
Class C	(201,377)	(1,342,846)
Class I	(35,739)	(268,974)
Class R3	(152)	—

	(1,203,669)	(7,691,735)

Total dividends and distributions to shareholders	(9,037,822)	(16,538,696)

Capital share transactions:
Net proceeds from sale of shares	64,956,446	79,552,605
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	8,832,962	16,137,434
Cost of shares redeemed	(88,170,515)	(95,582,857)

Increase (decrease) in net assets derived from capital share transactions	(14,381,107)	107,182

Net increase (decrease) in net assets	20,494,039	(8,039,500)

Net Assets
Beginning of year	448,619,568	456,659,068

End of year	$469,113,607	$448,619,568

Undistributed net investment income at end of year	$901,668	$74,412

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$11.60	$11.81	$12.52	$12.56	$11.57

Net investment income (loss) (a)	0.22	0.23	0.25	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.95	0.01	(0.23)	0.50	1.21

Total from investment operations	1.17	0.24	0.02	0.72	1.45

Less dividends and distributions:
From net investment income	(0.23)	(0.25)	(0.30)	(0.29)	(0.29)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.26)	(0.45)	(0.73)	(0.76)	(0.46)

Net asset value at end of year	$12.51	$11.60	$11.81	$12.52	$12.56

Total investment return (b)	10.36%	2.10%	0.11%	5.95%	12.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%	1.99%	2.05%	1.81%	2.00%
Net expenses (c)	0.36%	0.36%	0.36%	0.35%	0.37%
Portfolio turnover rate	36%	44%	40%	45%	52%
Net assets at end of year (in 000’s)	$314,722	$253,377	$253,308	$244,098	$201,908

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$11.59	$11.81	$12.52	$12.56	$11.57

Net investment income (loss) (a)	0.20	0.21	0.23	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.96	0.01	(0.23)	0.49	1.21

Total from investment operations	1.16	0.22	0.00	0.70	1.43

Less dividends and distributions:
From net investment income	(0.21)	(0.24)	(0.28)	(0.27)	(0.27)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.24)	(0.44)	(0.71)	(0.74)	(0.44)

Net asset value at end of year	$12.51	$11.59	$11.81	$12.52	$12.56

Total investment return (b)	10.18%	1.96%	(0.03%)	5.79%	12.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.85%	1.91%	1.67%	1.82%
Net expenses (c)	0.51%	0.50%	0.50%	0.50%	0.53%
Portfolio turnover rate	36%	44%	40%	45%	52%
Net assets at end of year (in 000’s)	$37,533	$74,166	$71,083	$65,991	$59,301

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$11.55	$11.76	$12.47	$12.51	$11.53

Net investment income (loss) (a)	0.11	0.13	0.14	0.11	0.13
Net realized and unrealized gain (loss) on investments	0.95	0.01	(0.23)	0.50	1.21

Total from investment operations	1.06	0.14	(0.09)	0.61	1.34

Less dividends and distributions:
From net investment income	(0.12)	(0.15)	(0.19)	(0.18)	(0.19)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.15)	(0.35)	(0.62)	(0.65)	(0.36)

Net asset value at end of year	$12.46	$11.55	$11.76	$12.47	$12.51

Total investment return (b)	9.30%	1.29%	(0.78%)	5.03%	11.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	1.11%	1.17%	0.93%	1.09%
Net expenses (c)	1.27%	1.25%	1.25%	1.25%	1.28%
Portfolio turnover rate	36%	44%	40%	45%	52%
Net assets at end of year (in 000’s)	$29,807	$32,850	$37,098	$39,583	$40,953

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$11.54	$11.76	$12.47	$12.51	$11.53

Net investment income (loss) (a)	0.11	0.13	0.14	0.11	0.13
Net realized and unrealized gain (loss) on investments	0.95	0.00 ‡	(0.23)	0.50	1.21

Total from investment operations	1.06	0.13	(0.09)	0.61	1.34

Less dividends and distributions:
From net investment income	(0.12)	(0.15)	(0.19)	(0.18)	(0.19)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.15)	(0.35)	(0.62)	(0.65)	(0.36)

Net asset value at end of year	$12.45	$11.54	$11.76	$12.47	$12.51

Total investment return (b)	9.31%	1.20%	(0.78%)	5.03%	11.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	1.10%	1.16%	0.90%	1.07%
Net expenses (c)	1.27%	1.25%	1.25%	1.25%	1.28%
Portfolio turnover rate	36%	44%	40%	45%	52%
Net assets at end of year (in 000’s)	$74,457	$75,946	$79,242	$71,051	$51,112

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$11.69	$11.90	$12.61	$12.64	$11.64

Net investment income (loss) (a)	0.25	0.26	0.28	0.25	0.27
Net realized and unrealized gain (loss) on investments	0.96	0.01	(0.23)	0.51	1.22

Total from investment operations	1.21	0.27	0.05	0.76	1.49

Less dividends and distributions:
From net investment income	(0.26)	(0.28)	(0.33)	(0.32)	(0.32)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.29)	(0.48)	(0.76)	(0.79)	(0.49)

Net asset value at end of year	$12.61	$11.69	$11.90	$12.61	$12.64

Total investment return (b)	10.54%	2.42%	0.36%	6.25%	13.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	2.28%	2.33%	2.01%	2.26%
Net expenses (c)	0.12%	0.11%	0.11%	0.10%	0.12%
Portfolio turnover rate	36%	44%	40%	45%	52%
Net assets at end of year (in 000’s)	$12,532	$12,224	$15,928	$16,367	$11,984

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.58	$10.88

Net investment income (loss) (a)	0.18	0.10
Net realized and unrealized gain (loss) on investments	0.96	0.72

Total from investment operations	1.14	0.82

Less dividends and distributions:
From net investment income	(0.19)	(0.12)
From net realized gain on investments	(0.03)	—

Total dividends and distributions	(0.22)	(0.12)

Net asset value at end of period	$12.50	$11.58

Total investment return (b)	9.98%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.34%††
Net expenses (c)	0.71%	0.71%††
Portfolio turnover rate	36%	44%
Net assets at end of period (in 000’s)	$62	$56

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	8.66 14.98%	7.15 8.37%	4.72 5.32%	1.45 1.45%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	8.57 14.89	6.97 8.19	5.40 6.02	1.63 1.63
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	8.98 13.98	7.07 7.37	4.40 4.40	2.38 2.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	12.98 13.98	7.37 7.37	4.40 4.40	2.38 2.38
Class I Shares	No Sales Charge		4/4/2005	15.32	8.65	5.60	1.20
Class R3 Shares	No Sales Charge		2/29/2016	14.63	14.10	N/A	1.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	23.63%	15.18%	7.51%
MSCI EAFE® Index[5]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[6]	0.90	2.04	4.19
Moderate Allocation Composite Index[7]	14.07	8.96	5.73
Morningstar Allocation – 50% to 70% Equity Category Average[8]	13.46	7.87	5.03

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

21

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,064.30	$1.67	$1,023.60	$1.63	0.32%

Investor Class Shares	$1,000.00	$1,063.60	$2.70	$1,022.60	$2.65	0.52%

Class B Shares	$1,000.00	$1,059.00	$6.64	$1,018.80	$6.51	1.28%

Class C Shares	$1,000.00	$1,059.80	$6.65	$1,018.80	$6.51	1.28%

Class I Shares	$1,000.00	$1,066.20	$0.42	$1,024.80	$0.41	0.08%

Class R3 Shares	$1,000.00	$1,062.90	$3.54	$1,021.80	$3.47	0.68%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 14.98% for Class A shares, 14.89% for Investor Class shares, and 13.98% for Class B and Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 15.32% and Class R3 shares returned 14.63%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. Over the same period, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes except Class B and Class C shares outperformed the 14.07% return of the Moderate Allocation Composite Index,2 which is an additional benchmark of the Fund, and all share classes outperformed the 13.46% return of the Morningstar Allocation—50% to 70% Equity Category Average.3 See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Cushing Renaissance Advantage Fund being perhaps the most prominent example of an Underlying Fund that faced performance difficulties during the reporting period. The Fund continued to hold this Underlying Fund at the end of the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Moderate Allocation Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments during the reporting period likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Moderate Allocation Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market appeared to be on a stable footing, and we increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity allocation close to that of the Moderate Allocation Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. Economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains, but investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles. Shortly thereafter, we established a position in IQ S&P High Yield Low Volatility Bond ETF as we sought a way to participate in the speculative-grade bond market with less risk than MainStay High Yield Corporate Bond Fund. This shift was part of a broader effort to increase quality within the fixed-income portion of the Fund.

One position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds returned toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Emerging Markets Equity Fund. With pricing favorable across many emerging markets and earnings geared to a global economy that was gathering traction, we were eager to reallocate in that direction. Holdings of MainStay Epoch U.S. Equity Yield Fund were also increased. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, we reduced exposure to MainStay Absolute Return Multi-Strategy Fund. We had used that Underlying Fund as a shelter against a potential storm in the bond market. With bond yields rising and volatility still muted, the need for such a shelter seems less urgent than it did a year ago.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from MainStay U.S. Equity Opportunities

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

25

Fund and MainStay Large Cap Growth Fund. The only investment showing a negative return for the reporting period was MainStay Cushing MLP Premier Fund. While positive, the return on IQ Global Resources ETF was the next lowest.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund. (Contributions take weightings and total returns into account.) Among the lowest contributors to performance were MainStay Cushing MLP Premier Fund and IQ Global Resources ETF. Although MainStay Cushing MLP Premier Fund had a slightly negative return for the reporting period, the Fund’s position size varied. The Fund owned more of this Underlying Fund when it was rising than when it was falling, providing an effective zero contribution to total return. The Fund continued to hold this Underlying Fund at the end of the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight,

contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Floating Rate Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay Total Return Bond Fund. There were several Underlying Funds that contributed little, if anything, to return, including MainStay Indexed Bond Fund and IQ Enhanced Core Bond U.S. ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Affiliated Investment Companies 97.1%†
Equity Funds 64.7%
IQ 50 Percent Hedged FTSE Europe ETF (a)	525,232	$10,614,939
IQ 50 Percent Hedged FTSE International ETF (a)	919,584	19,688,293
IQ Chaikin U.S. Small Cap ETF	411,969	11,436,259
IQ Global Resources ETF	282,876	7,699,885
MainStay Absolute Return Multi-Strategy Fund Class I (a)	2,783,013	28,136,266
MainStay Cornerstone Growth Fund Class I (a)	436,797	15,270,428
MainStay Cushing MLP Premier Fund Class I	369,323	4,498,351
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,056,432	21,234,280
MainStay Emerging Markets Equity Fund Class I (a)	4,201,728	45,504,715
MainStay Epoch Capital Growth Fund Class I (a)	500,662	6,293,323
MainStay Epoch Global Choice Fund Class I (a)	830,002	18,210,248
MainStay Epoch International Choice Fund Class I	655,278	23,753,828
MainStay Epoch U.S. All Cap Fund Class I (a)	1,198,482	37,284,789
MainStay Epoch U.S. Equity Yield Fund Class I (a)	1,878,495	30,920,026
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,085,784	35,526,866
MainStay International Equity Fund Class I	241,189	3,974,798
MainStay International Opportunities Fund Class I	2,892,361	27,969,126
MainStay Large Cap Growth Fund Class I	2,262,979	25,028,543
MainStay MAP Equity Fund Class I (a)	955,300	42,988,483
MainStay S&P 500 Index Fund Class I	184,242	9,936,150
MainStay U.S. Equity Opportunities Fund Class I (a)	4,657,442	51,371,590

Total Equity Funds (Cost $366,636,212)		477,341,186

Fixed Income Funds 32.4%
IQ Enhanced Core Bond U.S. ETF (a)	292,971	5,764,204
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,474,062	29,584,424
IQ S&P High Yield Low Volatility Bond ETF	179,777	4,578,920
MainStay Convertible Fund Class I	732,493	13,031,042
MainStay Floating Rate Fund Class I	3,502,346	32,746,933
MainStay High Yield Corporate Bond Fund Class I	1,473,822	8,518,693
MainStay Indexed Bond Fund Class I (a)	649,495	6,930,107
MainStay Short Duration High Yield Fund Class I	1,484,788	14,803,340

	Shares	Value
Fixed Income Funds (continued)
MainStay Total Return Bond Fund Class I (a)	9,742,550	$103,660,733
MainStay Unconstrained Bond Fund Class I	2,211,000	19,700,006

Total Fixed Income Funds (Cost $234,935,215)		239,318,402

Total Affiliated Investment Companies (Cost $601,571,427)		716,659,588

	Principal Amount
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $21,792,752 (Collateralized by United States Treasury Note with a rate 1.50% and a maturity date of 10/31/19, with a Principal Amount of $22,200,000 and a Market Value of $22,165,324)	$21,729,547	21,729,547

Total Short-Term Investment (Cost $21,729,547)		21,729,547

Total Investments (Cost $623,300,974)	100.1%	738,389,135
Other Assets, Less Liabilities	(0.1)	(633,758)
Net Assets	100.0%	$737,755,377

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

The following abbreviations are used on this page:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$477,341,186	$—	$—	$477,341,186
Fixed Income Funds	239,318,402	—	—	239,318,402
Short-Term Investment
Repurchase Agreement	—	21,729,547	—	21,729,547

Total Investments in Securities	$716,659,588	$21,729,547	$—	$738,389,135

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $601,571,427)	$716,659,588
Repurchase agreement, at value (identified cost $21,729,547)	21,729,547
Receivables:
Fund shares sold	318,503
Dividends and interest	205
Other assets	30,889

Total assets	738,738,732

Liabilities
Due to custodian	90,743
Payables:
Fund shares redeemed	443,263
NYLIFE Distributors (See Note 3)	240,393
Shareholder communication	107,654
Transfer agent (See Note 3)	77,070
Professional fees	13,665
Trustees	1,802
Custodian	859
Shareholder service (See Note 3)	18
Accrued expenses	7,888

Total liabilities	983,355

Net assets	$737,755,377

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,997
Additional paid-in capital	602,148,280

602,200,277
Undistributed net investment income	4,909,744
Accumulated net realized gain (loss) on investments	15,557,195
Net unrealized appreciation (depreciation) on investments	115,088,161

Net assets	$737,755,377

Class A
Net assets applicable to outstanding shares	$500,627,328

Shares of beneficial interest outstanding	35,177,291

Net asset value per share outstanding	$14.23
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.06

Investor Class
Net assets applicable to outstanding shares	$84,950,687

Shares of beneficial interest outstanding	5,974,660

Net asset value per share outstanding	$14.22
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.05

Class B
Net assets applicable to outstanding shares	$67,352,293

Shares of beneficial interest outstanding	4,810,232

Net asset value and offering price per share outstanding	$14.00

Class C
Net assets applicable to outstanding shares	$69,640,661

Shares of beneficial interest outstanding	4,975,459

Net asset value and offering price per share outstanding	$14.00

Class I
Net assets applicable to outstanding shares	$14,972,728

Shares of beneficial interest outstanding	1,044,308

Net asset value and offering price per share outstanding	$14.34

Class R3
Net assets applicable to outstanding shares	$211,680

Shares of beneficial interest outstanding	14,908

Net asset value and offering price per share outstanding	$14.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$13,220,023
Interest	14,342
Other income	743

Total income	13,235,108

Expenses
Distribution/Service—Class A (See Note 3)	953,442
Distribution/Service—Investor Class (See Note 3)	424,314
Distribution/Service—Class B (See Note 3)	700,711
Distribution/Service—Class C (See Note 3)	703,350
Distribution/Service—Class R3 (See Note 3)	720
Transfer agent (See Note 3)	885,788
Shareholder communication	174,646
Registration	112,557
Professional fees	59,257
Trustees	17,354
Custodian	9,259
Shareholder service (See Note 3)	144
Miscellaneous	25,758

Total expenses	4,067,300

Net investment income (loss)	9,167,808

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	14,036,034
Realized capital gain distributions from affiliated investment companies	11,974,698

Net realized gain (loss) on investments from affiliated investment companies	26,010,732

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	61,786,441

Net realized and unrealized gain (loss) on investments	87,797,173

Net increase (decrease) in net assets resulting from operations	$96,964,981

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,167,808	$9,154,447
Net realized gain (loss) on investments from affiliated investment companies	26,010,732	12,288,562
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	61,786,441	(15,540,932)

Net increase (decrease) in net assets resulting from operations	96,964,981	5,902,077

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,616,880)	(6,269,595)
Investor Class	(2,943,595)	(2,568,451)
Class B	(686,691)	(667,535)
Class C	(674,702)	(618,852)
Class I	(277,627)	(273,302)
Class R3	(746)	—

	(11,200,241)	(10,397,735)

From net realized gain on investments:
Class A	(5,959,271)	(10,304,329)
Investor Class	(2,909,866)	(4,659,129)
Class B	(1,212,227)	(2,316,155)
Class C	(1,190,728)	(2,132,828)
Class I	(221,201)	(393,768)
Class R3	(814)	—

	(11,494,107)	(19,806,209)

Total dividends and distributions to shareholders	(22,694,348)	(30,203,944)

Capital share transactions:
Net proceeds from sale of shares	84,348,555	96,277,564
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,409,781	29,803,380
Cost of shares redeemed	(114,743,191)	(107,998,477)

Increase (decrease) in net assets derived from capital share transactions	(7,984,855)	18,082,467

Net increase (decrease) in net assets	66,285,778	(6,219,400)

Net Assets
Beginning of year	671,469,599	677,688,999

End of year	$737,755,377	$671,469,599

Undistributed net investment income at end of year	$4,909,744	$4,877,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.83	$13.32	$14.19	$13.90	$11.97

Net investment income (loss) (a)	0.20	0.20	0.23	0.19	0.21
Net realized and unrealized gain (loss) on investments	1.67	(0.06)	(0.15)	0.82	2.00

Total from investment operations	1.87	0.14	0.08	1.01	2.21

Less dividends and distributions:
From net investment income	(0.25)	(0.24)	(0.30)	(0.31)	(0.28)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.47)	(0.63)	(0.95)	(0.72)	(0.28)

Net asset value at end of year	$14.23	$12.83	$13.32	$14.19	$13.90

Total investment return (b)	14.98%	1.15%	0.59%	7.47%	18.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.61%	1.67%	1.36%	1.62%
Net expenses (c)	0.35%	0.35%	0.35%	0.34%	0.35%
Portfolio turnover rate	33%	37%	39%	47%	49%
Net assets at end of year (in 000’s)	$500,627	$349,764	$353,841	$339,189	$288,920

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.81	$13.31	$14.17	$13.89	$11.96

Net investment income (loss) (a)	0.18	0.18	0.21	0.17	0.18
Net realized and unrealized gain (loss) on investments	1.67	(0.08)	(0.14)	0.81	2.01

Total from investment operations	1.85	0.10	0.07	0.98	2.19

Less dividends and distributions:
From net investment income	(0.22)	(0.21)	(0.28)	(0.29)	(0.26)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.44)	(0.60)	(0.93)	(0.70)	(0.26)

Net asset value at end of year	$14.22	$12.81	$13.31	$14.17	$13.89

Total investment return (b)	14.89%	0.90%	0.50%	7.22%	18.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.43%	1.52%	1.22%	1.42%
Net expenses (c)	0.53%	0.53%	0.52%	0.51%	0.53%
Portfolio turnover rate	33%	37%	39%	47%	49%
Net assets at end of year (in 000’s)	$84,951	$168,146	$158,390	$146,793	$128,403

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.62	$13.11	$13.97	$13.70	$11.81

Net investment income (loss) (a)	0.08	0.09	0.11	0.07	0.09
Net realized and unrealized gain (loss) on investments	1.65	(0.08)	(0.14)	0.80	1.97

Total from investment operations	1.73	0.01	(0.03)	0.87	2.06

Less dividends and distributions:
From net investment income	(0.13)	(0.11)	(0.18)	(0.19)	(0.17)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.35)	(0.50)	(0.83)	(0.60)	(0.17)

Net asset value at end of year	$14.00	$12.62	$13.11	$13.97	$13.70

Total investment return (b)	13.98%	0.17%	(0.27%)	6.48%	17.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.71%	0.79%	0.49%	0.71%
Net expenses (c)	1.29%	1.28%	1.27%	1.26%	1.28%
Portfolio turnover rate	33%	37%	39%	47%	49%
Net assets at end of year (in 000’s)	$67,352	$71,339	$80,474	$88,007	$88,451

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.62	$13.11	$13.97	$13.70	$11.81

Net investment income (loss) (a)	0.08	0.09	0.10	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.65	(0.08)	(0.13)	0.81	1.97

Total from investment operations	1.73	0.01	(0.03)	0.87	2.06

Less dividends and distributions:
From net investment income	(0.13)	(0.11)	(0.18)	(0.19)	(0.17)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.35)	(0.50)	(0.83)	(0.60)	(0.17)

Net asset value at end of year	$14.00	$12.62	$13.11	$13.97	$13.70

Total investment return (b)	13.98%	0.17%	(0.27%)	6.48%	17.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.69%	0.77%	0.45%	0.68%
Net expenses (c)	1.29%	1.28%	1.27%	1.26%	1.28%
Portfolio turnover rate	33%	37%	39%	47%	49%
Net assets at end of year (in 000’s)	$69,641	$69,090	$71,281	$67,851	$55,464

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.92	$13.41	$14.28	$13.98	$12.04

Net investment income (loss) (a)	0.24	0.24	0.26	0.20	0.25
Net realized and unrealized gain (loss) on investments	1.68	(0.07)	(0.14)	0.85	2.00

Total from investment operations	1.92	0.17	0.12	1.05	2.25

Less dividends and distributions:
From net investment income	(0.28)	(0.27)	(0.34)	(0.34)	(0.31)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.50)	(0.66)	(0.99)	(0.75)	(0.31)

Net asset value at end of year	$14.34	$12.92	$13.41	$14.28	$13.98

Total investment return (b)	15.32%	1.41%	0.84%	7.74%	19.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	1.87%	1.88%	1.42%	1.93%
Net expenses (c)	0.10%	0.10%	0.10%	0.09%	0.10%
Portfolio turnover rate	33%	37%	39%	47%	49%
Net assets at end of year (in 000’s)	$14,973	$13,068	$13,702	$11,757	$8,251

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$12.80	$11.77

Net investment income (loss) (a)	0.09	0.07
Net realized and unrealized gain (loss) on investments	1.73	0.96

Total from investment operations	1.82	1.03

Less dividends and distributions:
From net investment income	(0.20)	—
From net realized gain on investments	(0.22)	—

Total dividends and distributions	(0.42)	—

Net asset value at end of period	$14.20	$12.80

Total investment return (b)	14.63%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%	0.85	%††
Net expenses (c)	0.69%	0.70	%††
Portfolio turnover rate	33%	37%
Net assets at end of period (in 000’s)	$212	$64

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	12.51 19.05%	9.11 10.35%	4.71 5.30%	1.58 1.58%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	12.27 18.80	8.90 10.14	5.72 6.33	1.77 1.77
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	12.91 17.91	9.05 9.33	4.38 4.38	2.52 2.52
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	16.91 17.91	9.33 9.33	4.38 4.38	2.52 2.52
Class I Shares	No Sales Charge		4/4/2005	19.35	10.62	5.58	1.33
Class R3 Shares	No Sales Charge		2/29/2016	18.58	17.39	N/A	1.93

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	23.63%	15.18%	7.51%
MSCI EAFE® Index[5]	23.44	8.53	1.10
Bloomberg Barclays U.S. Aggregate Bond Index[6]	0.90	2.04	4.19
Moderate Growth Allocation Composite Index[7]	18.77	11.27	5.98
Morningstar Allocation – 70% to 85% Equity Category Average[8]	16.53	9.31	4.59

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,077.70	$1.73	$1,023.50	$1.68	0.33%

Investor Class Shares	$1,000.00	$1,076.40	$2.88	$1,022.40	$2.80	0.55%

Class B Shares	$1,000.00	$1,071.90	$6.79	$1,018.70	$6.61	1.30%

Class C Shares	$1,000.00	$1,071.90	$6.79	$1,018.70	$6.61	1.30%

Class I Shares	$1,000.00	$1,078.90	$0.42	$1,024.80	$0.41	0.08%

Class R3 Shares	$1,000.00	$1,075.80	$3.56	$1,021.80	$3.47	0.68%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 19.05% for Class A shares, 18.80% for Investor Class shares and 17.91% for Class B shares and Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 19.35% and Class R3 shares returned 18.58%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. Over the same period, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes except Class B, Class C and Class R3 shares outperformed the 18.77% return of the Moderate Growth Allocation Composite Index,2 which is an additional benchmark of the Fund, and all share classes outperformed the 16.53% return of the Morningstar Allocation—70% to 85% Equity Category Average.3 See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Growth Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Cushing Renaissance Advantage Fund being perhaps the most prominent example of an Underlying Fund that faced performance difficulties during the reporting period. The Fund continued to hold this Underlying Fund at the end of the reporting period.

Asset-class policy detracted modestly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Moderate Growth Allocation Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by the Fund’s positioning within asset classes. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends. In the fixed-income portion of the Fund, favoring convertible bonds and lower-quality credit instruments during the reporting period likewise proved to be successful strategies.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Moderate Growth Allocation Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our belief that the economy was otherwise very healthy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At that time we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market appeared to be on a stable footing, and we increased the Fund’s exposure to equities modestly through the purchase of Underlying Equity Funds and a new position in an Underlying Fund that invested primarily in convertible bonds. While

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on the Morningstar Allocation—70% to 85% Equity Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

economic fundamentals argued for a more aggressive posture, we believed that valuations were a little rich, and we worried that profit margins could soon come under pressure from rising labor costs. With these factors in mind, we held the Fund’s equity allocation close to that of the Moderate Growth Allocation Composite Index for the remainder of the reporting period.

There were also some policy adjustments within asset classes. One of the more prominent changes was a retreat from lower-credit-quality instruments. Relative to comparable U.S. Treasury securities, spreads5 on these bonds and notes remained quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite the prevailing low default rate. Given the low levels of incremental yield available on speculative-grade debt, we didn’t find these securities especially attractive. During the reporting period, we reduced the Fund’s holdings in Underlying Funds that invest in high-yield bonds and floating-rate securities.

In our opinion, U.S. equities also appeared rather expensive, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap names to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established several new positions during the reporting period, the first being a new position in MainStay Convertible Fund. Economic conditions appeared favorable for corporate profit growth and corresponding stock-price gains, but investor sentiment remained fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met.

We also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles. Shortly thereafter, we established a position in IQ S&P High Yield Low Volatility Bond ETF as we sought a way to participate in the speculative-grade bond market with less risk than MainStay High Yield Corporate Bond Fund. This shift was part of a broader effort to increase quality within the fixed-income portion of the Fund.

One position was established and then closed within the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate the tax advantage of municipal bonds. We viewed the risk of a material change as relatively remote, so we invested in MainStay High Yield Municipal Bond Fund in early December 2016. As prices on municipal bonds returned toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Emerging Markets Equity Fund. With pricing favorable across many emerging markets and earnings geared to a global economy that was gathering traction, we were eager to reallocate in that direction. Holdings of MainStay Epoch U.S. Equity Yield Fund were also increased. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, we reduced exposure to MainStay Absolute Return Multi-Strategy Fund. We had used that Underlying Fund as a shelter against a potential storm in the bond market. With bond yields rising and volatility still muted, the need for such a shelter seems less urgent than it did a year ago.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

40	MainStay Moderate Growth Allocation Fund

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. The only investment showing a negative return for the reporting period was MainStay Cushing MLP Premier Fund. While positive, the return on IQ Global Resources ETF was the next lowest.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay Epoch U.S. Small Cap Fund. (Contributions take weightings and total returns into account.) Among the lowest contributors to performance were MainStay Cushing MLP Premier Fund and IQ Global Resources ETF. Although MainStay Cushing MLP Premier Fund had a slightly negative return for the reporting period, the Fund’s position size varied. The Fund owned more of this Underlying Fund when it was rising than when it was falling, providing an effective zero contribution to total return. The Fund continued to hold this Underlying Fund at the end of the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth has been relatively steady in the last couple of years but has appeared to be gathering steam in 2017. This fact, together with evidence that labor markets are quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and depressed inflation expectations has led to a material flattening of the yield curve.6

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds, with their direct link to equity markets, were particularly strong. Credit also performed reasonably well, with spreads compressing because of strong economic performance and suppressed default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Floating Rate Fund made the largest positive contribution to performance in the fixed-income portion of the Fund, followed by MainStay Convertible Fund. There were several Underlying Funds that contributed little, if anything, to return, including MainStay Total Return Bond Fund and IQ Enhanced Core Bond U.S. ETF. The Fund continued to invest in these Underlying Funds at the end of the reporting period.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2017

	Shares	Value
Affiliated Investment Companies 97.0%†
Equity Funds 82.5%
IQ 50 Percent Hedged FTSE Europe ETF (a)	531,420	$10,739,998
IQ 50 Percent Hedged FTSE International ETF (a)	934,282	20,002,978
IQ Chaikin U.S. Small Cap ETF (a)	796,722	22,117,003
IQ Global Resources ETF (a)	378,113	10,292,236
MainStay Absolute Return Multi-Strategy Fund Class I (a)	1,378,501	13,936,650
MainStay Cornerstone Growth Fund Class I (a)	549,499	19,210,487
MainStay Cushing MLP Premier Fund Class I	372,802	4,540,728
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,636,607	32,895,795
MainStay Emerging Markets Equity Fund Class I (a)	5,011,425	54,273,729
MainStay Epoch Capital Growth Fund Class I	484,058	6,084,607
MainStay Epoch Global Choice Fund Class I (a)	804,921	17,659,959
MainStay Epoch International Choice Fund Class I (a)	990,124	35,891,979
MainStay Epoch U.S. All Cap Fund Class I (a)	1,316,226	40,947,804
MainStay Epoch U.S. Equity Yield Fund Class I (a)	2,057,908	33,873,171
MainStay Epoch U.S. Small Cap Fund Class I (a)	2,332,182	76,309,000
MainStay International Equity Fund Class I	569,508	9,385,494
MainStay International Opportunities Fund Class I (a)	4,282,421	41,411,014
MainStay Large Cap Growth Fund Class I	3,492,438	38,626,362
MainStay MAP Equity Fund Class I (a)	1,366,654	61,499,415
MainStay S&P 500 Index Fund Class I	110,285	5,947,650
MainStay U.S. Equity Opportunities Fund Class I (a)	6,216,322	68,566,032

Total Equity Funds (Cost $460,283,679)		624,212,091

Fixed Income Funds 14.5%
IQ Enhanced Core Plus Bond U.S. ETF (a)	332,424	6,671,750
IQ S&P High Yield Low Volatility Bond ETF	196,225	4,997,851
MainStay Convertible Fund Class I	743,507	13,226,997
MainStay Floating Rate Fund Class I	3,544,949	33,145,277
MainStay High Yield Corporate Bond Fund Class I	1,484,880	8,582,608
MainStay Short Duration High Yield Fund Class I	1,530,342	15,257,505
MainStay Total Return Bond Fund Class I	673,069	7,161,453
MainStay Unconstrained Bond Fund Class I	2,262,968	20,163,041

Total Fixed Income Funds (Cost $105,570,836)		109,206,482

Total Affiliated Investment Companies (Cost $565,854,515)		733,418,573

	Principal Amount	Value
Short-Term Investment 3.1%
Repurchase Agreement 3.1%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $23,511,966 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 10/31/19, with a Principal Amount of $24,020,000 and a Market Value of $23,982,481)	$23,511,744	$23,511,744

Total Short-Term Investment (Cost $23,511,744)		23,511,744

Total Investments (Cost $589,366,259)	100.1%	756,930,317
Other Assets, Less Liabilities	(0.1)	(517,564)
Net Assets	100.0%	$756,412,753

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

The following abbreviations are used on this page:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$624,212,091	$—	$—	$624,212,091
Fixed Income Funds	109,206,482	—	—	109,206,482
Short-Term Investment
Repurchase Agreement	—	23,511,744	—	23,511,744

Total Investments in Securities	$733,418,573	$23,511,744	$—	$756,930,317

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $565,854,515)	$733,418,573
Repurchase agreement, at value (identified cost $23,511,744)	23,511,744
Due from custodian	22,009
Receivables:
Fund shares sold	263,248
Shareholder service (See Note 3)	15,392
Dividends and interest	222
Other assets	29,958

Total assets	757,261,146

Liabilities
Due to custodian	92,568
Payables:
Investment securities purchased	22,009
Fund shares redeemed	264,518
NYLIFE Distributors (See Note 3)	241,513
Shareholder communication	108,856
Transfer agent (See Note 3)	94,545
Professional fees	13,825
Trustees	1,834
Custodian	780
Accrued expenses	7,945

Total liabilities	848,393

Net assets	$756,412,753

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,566
Additional paid-in capital	572,927,780

572,975,346
Undistributed net investment income	3,857,135
Accumulated net realized gain (loss) on investments	12,016,214
Net unrealized appreciation (depreciation) on investments	167,564,058

Net assets	$756,412,753

Class A
Net assets applicable to outstanding shares	$499,998,225

Shares of beneficial interest outstanding	31,333,498

Net asset value per share outstanding	$15.96
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.89

Investor Class
Net assets applicable to outstanding shares	$116,058,423

Shares of beneficial interest outstanding	7,286,462

Net asset value per share outstanding	$15.93
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.86

Class B
Net assets applicable to outstanding shares	$75,863,463

Shares of beneficial interest outstanding	4,843,692

Net asset value and offering price per share outstanding	$15.66

Class C
Net assets applicable to outstanding shares	$55,872,575

Shares of beneficial interest outstanding	3,568,406

Net asset value and offering price per share outstanding	$15.66

Class I
Net assets applicable to outstanding shares	$8,435,186

Shares of beneficial interest outstanding	522,691

Net asset value and offering price per share outstanding	$16.14

Class R3
Net assets applicable to outstanding shares	$184,881

Shares of beneficial interest outstanding	11,628

Net asset value and offering price per share outstanding	$15.90

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,830,359
Interest	15,772
Other income	749

Total income	10,846,880

Expenses
Distribution/Service—Class A (See Note 3)	850,901
Distribution/Service—Investor Class (See Note 3)	572,168
Distribution/Service—Class B (See Note 3)	795,785
Distribution/Service—Class C (See Note 3)	539,176
Distribution/Service—Class R3 (See Note 3)	594
Transfer agent (See Note 3)	1,085,663
Shareholder communication	181,087
Registration	109,325
Professional fees	59,568
Trustees	17,445
Custodian	8,223
Shareholder service (See Note 3)	119
Miscellaneous	25,890

Total expenses before waiver/reimbursement	4,245,944
Expense waiver/reimbursement from Manager (See Note 3)	(15,439)

Net expenses	4,230,505

Net investment income (loss)	6,616,375

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	10,442,531
Realized capital gain distributions from affiliated investment companies	14,240,465

Net realized gain (loss) on investments from affiliated investment companies	24,682,996

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	89,766,553

Net realized and unrealized gain (loss) on investments	114,449,549

Net increase (decrease) in net assets resulting from operations	$121,065,924

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,616,375	$6,686,052
Net realized gain (loss) on investments from affiliated investment companies	24,682,996	14,985,962
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	89,766,553	(21,945,800)

Net increase (decrease) in net assets resulting from operations	121,065,924	(273,786)

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,200,102)	(4,186,209)
Investor Class	(2,767,412)	(2,555,460)
Class B	(377,570)	(398,730)
Class C	(245,478)	(237,292)
Class I	(111,609)	(121,917)
Class R3	(506)	—

	(7,702,677)	(7,499,608)

From net realized gain on investments:
Class A	(6,724,106)	(11,275,940)
Investor Class	(5,060,056)	(7,881,564)
Class B	(1,811,452)	(3,420,579)
Class C	(1,168,875)	(2,025,563)
Class I	(152,314)	(278,543)
Class R3	(986)	—

	(14,917,789)	(24,882,189)

Total dividends and distributions to shareholders	(22,620,466)	(32,381,797)

Capital share transactions:
Net proceeds from sale of shares	88,386,409	90,133,564
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,455,012	32,159,035
Cost of shares redeemed	(108,343,191)	(96,662,241)

Increase (decrease) in net assets derived from capital share transactions	2,498,230	25,630,358

Net increase (decrease) in net assets	100,943,688	(7,025,225)

Net Assets
Beginning of year	655,469,065	662,494,290

End of year	$756,412,753	$655,469,065

Undistributed net investment income at end of year	$3,857,135	$2,326,913

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.90	$14.65	$15.47	$14.54	$11.80

Net investment income (loss) (a)	0.17	0.18	0.19	0.11	0.14
Net realized and unrealized gain (loss) on investments	2.41	(0.18)	(0.07)	1.11	2.82

Total from investment operations	2.58	—	0.12	1.22	2.96

Less dividends and distributions:
From net investment income	(0.20)	(0.20)	(0.28)	(0.29)	(0.22)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.52)	(0.75)	(0.94)	(0.29)	(0.22)

Net asset value at end of year	$15.96	$13.90	$14.65	$15.47	$14.54

Total investment return (b)	19.05%	0.15%	0.81%	8.48%	25.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	1.29%	1.30%	0.74%	1.09%
Net expenses (c)	0.36%	0.36%	0.36%	0.35%	0.37%
Portfolio turnover rate	32%	32%	36%	45%	47%
Net assets at end of year (in 000’s)	$499,998	$296,060	$301,459	$283,404	$233,003

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.88	$14.63	$15.45	$14.52	$11.79

Net investment income (loss) (a)	0.14	0.15	0.17	0.09	0.12
Net realized and unrealized gain (loss) on investments	2.40	(0.17)	(0.08)	1.11	2.81

Total from investment operations	2.54	(0.02)	0.09	1.20	2.93

Less dividends and distributions:
From net investment income	(0.17)	(0.18)	(0.25)	(0.27)	(0.20)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.49)	(0.73)	(0.91)	(0.27)	(0.20)

Net asset value at end of year	$15.93	$13.88	$14.63	$15.45	$14.52

Total investment return (b)	18.80%	(0.04%)	0.64%	8.31%	25.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.09%	1.13%	0.61%	0.91%
Net expenses (c)	0.55%	0.55%	0.54%	0.52%	0.55%
Portfolio turnover rate	32%	32%	36%	45%	47%
Net assets at end of year (in 000’s)	$116,058	$221,041	$207,598	$192,129	$168,045

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.65	$14.39	$15.20	$14.30	$11.61

Net investment income (loss) (a)	0.04	0.05	0.06	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	2.36	(0.18)	(0.07)	1.09	2.78

Total from investment operations	2.40	(0.13)	(0.01)	1.07	2.80

Less dividends and distributions:
From net investment income	(0.07)	(0.06)	(0.14)	(0.17)	(0.11)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.39)	(0.61)	(0.80)	(0.17)	(0.11)

Net asset value at end of year	$15.66	$13.65	$14.39	$15.20	$14.30

Total investment return (b)	17.91%	(0.81%)	(0.08%)	7.49%	24.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	0.39%	0.43%	(0.12%)	0.19%
Net expenses (c)	1.30%	1.30%	1.29%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.31%	1.30%	1.29%	1.27%	1.30%
Portfolio turnover rate	32%	32%	36%	45%	47%
Net assets at end of year (in 000’s)	$75,863	$80,344	$93,000	$105,839	$108,524

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.65	$14.38	$15.20	$14.30	$11.61

Net investment income (loss) (a)	0.04	0.05	0.05	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	2.36	(0.17)	(0.07)	1.10	2.78

Total from investment operations	2.40	(0.12)	(0.02)	1.07	2.80

Less dividends and distributions:
From net investment income	(0.07)	(0.06)	(0.14)	(0.17)	(0.11)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.39)	(0.61)	(0.80)	(0.17)	(0.11)

Net asset value at end of year	$15.66	$13.65	$14.38	$15.20	$14.30

Total investment return (b)	17.91%	(0.81%)	(0.08%)	7.50%	24.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.36%	0.37%	(0.17%)	0.15%
Net expenses (c)	1.30%	1.30%	1.29%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.31%	1.30%	1.29%	1.27%	1.30%
Portfolio turnover rate	32%	32%	36%	45%	47%
Net assets at end of year (in 000’s)	$55,873	$51,005	$52,870	$49,817	$39,329

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$14.05	$14.80	$15.62	$14.67	$11.91

Net investment income (loss) (a)	0.21	0.21	0.22	0.12	0.16
Net realized and unrealized gain (loss) on investments	2.43	(0.17)	(0.06)	1.15	2.85

Total from investment operations	2.64	0.04	0.16	1.27	3.01

Less dividends and distributions:
From net investment income	(0.23)	(0.24)	(0.32)	(0.32)	(0.25)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.55)	(0.79)	(0.98)	(0.32)	(0.25)

Net asset value at end of year	$16.14	$14.05	$14.80	$15.62	$14.67

Total investment return (b)	19.35%	0.41%	1.05%	8.78%	25.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.54%	1.47%	0.82%	1.24%
Net expenses (c)	0.11%	0.11%	0.11%	0.10%	0.12%
Portfolio turnover rate	32%	32%	36%	45%	47%
Net assets at end of year (in 000’s)	$8,435	$6,976	$7,568	$7,048	$2,114

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.87	$12.58

Net investment income (loss) (a)	0.03	0.04
Net realized and unrealized gain (loss) on investments	2.48	1.25

Total from investment operations	2.51	1.29

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	(0.32)	—

Total dividends and distributions	(0.48)	—

Net asset value at end of period	$15.90	$13.87

Total investment return (b)	18.58%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39	%††
Net expenses (c)	0.70%	0.71	%††
Portfolio turnover rate	32%	32%
Net assets at end of period (in 000’s)	$185	$43

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	16.15 22.91%	10.46 11.72%	4.26 4.85%	1.72 1.72%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	16.04 22.80	10.30 11.55	5.52 6.14	1.86 1.86
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	16.85 21.85	10.48 10.75	3.98 3.98	2.61 2.61
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	20.90 21.90	10.73 10.73	3.97 3.97	2.61 2.61
Class I Shares	No Sales Charge		4/4/2005	23.27	12.01	5.13	1.47
Class R3 Shares	No Sales Charge		2/29/2016	22.46	20.05	N/A	2.07

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	23.63%	15.18%	7.51%
MSCI EAFE® Index[5]	23.44	8.53	1.10
Growth Allocation Composite Index[6]	23.65	13.57	6.12
Morningstar Allocation – 85%+ Equity Category Average[7]	20.64	11.35	5.04

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

51

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,091.10	$1.95	$1,023.30	$1.89	0.37%

Investor Class Shares	$1,000.00	$1,090.60	$2.90	$1,022.40	$2.80	0.55%

Class B Shares	$1,000.00	$1,086.20	$6.84	$1,018.70	$6.61	1.30%

Class C Shares	$1,000.00	$1,086.10	$6.84	$1,018.70	$6.61	1.30%

Class I Shares	$1,000.00	$1,092.90	$0.63	$1,024.60	$0.61	0.12%

Class R3 Shares	$1,000.00	$1,089.30	$3.79	$1,021.60	$3.67	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 56 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Growth Allocation Fund returned 22.91% for Class A shares, 22.80% for Investor Class shares, 21.85% for Class B shares and 21.90% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 23.27% and Class R3 shares returned 22.46%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.63% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 23.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2017, all share classes underperformed the 23.65% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Fund, and all share classes outperformed the 20.64% return of the Morningstar Allocation—85%+ Equity Category Average.3 See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). Although the Fund may invest up to 10% of its assets in Underlying Fixed-Income Funds, the Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 90% to 100%). The Underlying Equity Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Growth Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Cushing Renaissance Advantage Fund being perhaps the most prominent example of an Underlying Fund that faced performance difficulties during the reporting period. The Fund continued to hold this Underlying Fund at the end of the reporting period.

Positioning within equities was modestly beneficial to the Fund’s performance. Poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, stocks of small companies outperformed those of larger companies. Emerging-market equities were also strong, advancing in dollar terms. The Fund benefited from both of these trends.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund’s risk exposure did not stray particularly far from that of the Growth Allocation Composite Index during the reporting period. We began the reporting period with a bias toward American companies over those based in other developed nations and with a decisive preference for small-cap stocks. Some months into 2017, however, U.S. equities appeared increasingly expensive in our view, especially this late in the economic expansion. As economic reacceleration broadened around the globe and political instability faded in Europe, we began to shift equity exposure out of the United States into international markets in the spring of 2017. As the year wore on, the Fund’s preference for non-U.S. stocks became increasingly pronounced.

In the wake of a sharp rally among small-cap stocks in November 2016, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. After small-cap stocks underperformed through the winter of 2017, we reversed course and reestablished a preference for small-cap stocks, believing that they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption. The Fund retained this posture through the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund established a couple of new positions during the reporting period, the first being a position in IQ 50 Percent

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on the Morningstar Allocation—85%+ Equity Category Average.

54	MainStay Growth Allocation Fund

Hedged FTSE Europe ETF, which we entered because we believed that the valuation discount relative to U.S. equities was excessive. This was just one of the ways we moved capital away from the U.S. market.

In May 2017, the Fund added a position in IQ Chaikin U.S. Small Cap ETF alongside an existing position in MainStay Epoch U.S. Small Cap Fund in an effort to help diversify exposure across investment styles.

The Fund once again invested in MainStay Cornerstone Growth Fund after an absence of several years. A new management team assumed responsibility for the Underlying Fund in July 2016, introducing a quantitative discipline with which we were familiar and comfortable. The investment was funded primarily from sales of MainStay Large Cap Growth Fund.

Noteworthy increases in position size included a material increase in MainStay Emerging Markets Equity Fund. With pricing favorable across many emerging markets and earnings geared to a global economy that was gathering traction, we were eager to reallocate in that direction. Holdings of MainStay Epoch U.S. Equity Yield Fund were also increased. We had previously shied away from high-dividend securities because of their lofty price multiples and sensitivity to interest-rate changes. Although we still hold that view to a degree, our conviction has lessened now that bond yields have risen off their previous lows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. The only investment showing a negative return for the reporting period was MainStay Cushing MLP Premier Fund. While positive, the return on IQ Global Resources ETF was the next lowest.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

The most significant positive contributions to the Fund’s performance came from MainStay U.S. Equity Opportunities Fund and MainStay Epoch U.S. Small Cap Fund. (Contributions take weightings and total returns into account.) Among the lowest contributors to performance were MainStay Cushing MLP Premier Fund and IQ Global Resources ETF. Although MainStay Cushing MLP Premier Fund had a slightly negative return for the reporting period, the Fund’s position size varied. The Fund owned more of this Underlying Fund when it was rising than when it was falling, providing an effective zero contribution to total return. The Fund continued to hold this Underlying Fund at the end of the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments October 31, 2017

	Shares	Value

Affiliated Investment Companies 99.6%†
Equity Funds 99.6%
IQ 50 Percent Hedged FTSE Europe ETF	273,316	$5,523,716
IQ 50 Percent Hedged FTSE International ETF	476,406	10,199,852
IQ Chaikin U.S. Small Cap ETF (a)	621,913	17,264,305
IQ Global Resources ETF	248,505	6,764,306
MainStay Absolute Return Multi-Strategy Fund Class I	698	7,055
MainStay Cornerstone Growth Fund Class I (a)	422,216	14,760,668
MainStay Cushing MLP Premier Fund Class I	170,341	2,074,753
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,072,963	21,566,547
MainStay Emerging Markets Equity Fund Class I (a)	3,091,095	33,476,559
MainStay Epoch Capital Growth Fund Class I	261,367	3,285,383
MainStay Epoch Global Choice Fund Class I	390,486	8,567,254
MainStay Epoch International Choice Fund Class I	637,712	23,117,065
MainStay Epoch U.S. All Cap Fund Class I	896,985	27,905,213
MainStay Epoch U.S. Equity Yield Fund Class I	1,710,133	28,148,795
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,479,917	48,422,871
MainStay International Equity Fund Class I	410,264	6,761,152
MainStay International Opportunities Fund Class I	2,751,166	26,603,774
MainStay Large Cap Growth Fund Class I	1,837,350	20,321,094
MainStay MAP Equity Fund Class I (a)	844,549	38,004,718
MainStay S&P 500 Index Fund Class I	118,151	6,371,907
MainStay U.S. Equity Opportunities Fund Class I (a)	3,855,054	42,521,249

Total Affiliated Investment Companies (Cost $289,118,101)		391,668,236

	Principal Amount	Value
Short-Term Investment 0.4%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $1,634,542 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $1,710,000 and a Market Value of $1,669,788)	$1,634,526	$1,634,526

Total Short-Term Investment (Cost $1,634,526)		1,634,526

Total Investments (Cost $290,752,627)	100.0%	393,302,762
Other Assets, Less Liabilities	0.0 ‡	79,008
Net Assets	100.0%	$393,381,770

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

The following abbreviations are used on this page:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$391,668,236	$—	$—	$391,668,236
Short-Term Investment
Repurchase Agreement	—	1,634,526	—	1,634,526

Total Investments in Securities	$391,668,236	$1,634,526	$—	$393,302,762

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $289,118,101)	$391,668,236
Repurchase agreement, at value (identified cost $1,634,526)	1,634,526
Receivables:
Fund shares sold	551,078
Shareholder service (See Note 3)	16,259
Dividends and interest	15
Other assets	25,277

Total assets	393,895,391

Liabilities
Due to custodian	68,883
Payables:
Fund shares redeemed	184,320
NYLIFE Distributors (See Note 3)	127,979
Shareholder communication	56,941
Transfer agent (See Note 3)	56,856
Professional fees	10,728
Trustees	952
Custodian	615
Accrued expenses	6,347

Total liabilities	513,621

Net assets	$393,381,770

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,252
Additional paid-in capital	283,175,750

283,199,002
Undistributed net investment income	1,459,198
Accumulated net realized gain (loss) on investments	6,173,435
Net unrealized appreciation (depreciation) on investments	102,550,135

Net assets	$393,381,770

Class A
Net assets applicable to outstanding shares	$242,172,367

Shares of beneficial interest outstanding	14,233,386

Net asset value per share outstanding	$17.01
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$18.00

Investor Class
Net assets applicable to outstanding shares	$71,378,218

Shares of beneficial interest outstanding	4,203,691

Net asset value per share outstanding	$16.98
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$17.97

Class B
Net assets applicable to outstanding shares	$43,643,095

Shares of beneficial interest outstanding	2,643,745

Net asset value and offering price per share outstanding	$16.51

Class C
Net assets applicable to outstanding shares	$29,233,376

Shares of beneficial interest outstanding	1,768,587

Net asset value and offering price per share outstanding	$16.53

Class I
Net assets applicable to outstanding shares	$6,750,727

Shares of beneficial interest outstanding	390,522

Net asset value and offering price per share outstanding	$17.29

Class R3
Net assets applicable to outstanding shares	$203,987

Shares of beneficial interest outstanding	12,026

Net asset value and offering price per share outstanding	$16.96

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,206,027
Interest	1,964
Other income	384

Total income	4,208,375

Expenses
Distribution/Service—Class A (See Note 3)	386,640
Distribution/Service—Investor Class (See Note 3)	325,794
Distribution/Service—Class B (See Note 3)	456,419
Distribution/Service—Class C (See Note 3)	277,444
Distribution/Service—Class R3 (See Note 3)	254
Transfer agent (See Note 3)	651,995
Registration	103,286
Shareholder communication	96,778
Professional fees	44,888
Trustees	8,950
Custodian	6,500
Shareholder service (See Note 3)	51
Miscellaneous	16,782

Total expenses before waiver/reimbursement	2,375,781
Expense waiver/reimbursement from Manager (See Note 3)	(85,151)

Net expenses	2,290,630

Net investment income (loss)	1,917,745

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	5,741,761
Realized capital gain distributions from affiliated investment companies	9,606,130

Net realized gain (loss) on investments from affiliated investment companies	15,347,891

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	56,321,152

Net realized and unrealized gain (loss) on investments	71,669,043

Net increase (decrease) in net assets resulting from operations	$73,586,788

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,917,745	$1,539,333
Net realized gain (loss) on investments from affiliated investment companies	15,347,891	9,514,658
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	56,321,152	(15,299,554)

Net increase (decrease) in net assets resulting from operations	73,586,788	(4,245,563)

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,170,524)	(1,302,485)
Investor Class	(961,572)	(994,017)
Class B	(7,332)	(37,128)
Class C	(4,240)	(18,038)
Class I	(55,199)	(48,312)
Class R3	(170)	—

	(2,199,037)	(2,399,980)

From net realized gain on investments:
Class A	(3,868,508)	(5,737,694)
Investor Class	(3,709,790)	(5,166,126)
Class B	(1,353,710)	(2,288,191)
Class C	(762,150)	(1,163,616)
Class I	(143,216)	(175,846)
Class R3	(828)	—

	(9,838,202)	(14,531,473)

Total dividends and distributions to shareholders	(12,037,239)	(16,931,453)

Capital share transactions:
Net proceeds from sale of shares	50,762,307	51,168,012
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	11,902,824	16,741,908
Cost of shares redeemed	(57,592,564)	(55,501,345)

Increase (decrease) in net assets derived from capital share transactions	5,072,567	12,408,575

Net increase (decrease) in net assets	66,622,116	(8,768,441)

Net Assets
Beginning of year	326,759,654	335,528,095

End of year	$393,381,770	$326,759,654

Undistributed (distributions in excess of) net investment income at end of year	$1,459,198	$(44,848)

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$14.37	$15.36	$16.01	$14.86	$11.55

Net investment income (loss) (a)	0.12	0.10	0.14	0.04	0.07
Net realized and unrealized gain (loss) on investments	3.08	(0.28)	(0.08)	1.36	3.38

Total from investment operations	3.20	(0.18)	0.06	1.40	3.45

Less dividends and distributions:
From net investment income	(0.13)	(0.15)	(0.26)	(0.25)	(0.14)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.56)	(0.81)	(0.71)	(0.25)	(0.14)

Net asset value at end of year	$17.01	$14.37	$15.36	$16.01	$14.86

Total investment return (b)	22.91%	(1.07%)	0.36%	9.53%	30.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%	0.73%	0.89%	0.24%	0.54%
Net expenses (c)	0.40%	0.41%	0.40%	0.39%	0.41%
Portfolio turnover rate	30%	25%	32%	37%	33%
Net assets at end of year (in 000’s)	$242,172	$128,723	$133,089	$127,986	$105,462

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$14.34	$15.33	$15.98	$14.84	$11.54

Net investment income (loss) (a)	0.09	0.08	0.12	0.02	0.05
Net realized and unrealized gain (loss) on investments	3.09	(0.28)	(0.09)	1.35	3.38

Total from investment operations	3.18	(0.20)	0.03	1.37	3.43

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.23)	(0.23)	(0.13)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.54)	(0.79)	(0.68)	(0.23)	(0.13)

Net asset value at end of year	$16.98	$14.34	$15.33	$15.98	$14.84

Total investment return (b)	22.80%	(1.23%)	0.19%	9.33%	30.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.57%	0.75%	0.12%	0.40%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.59%	0.60%	0.57%	0.56%	0.60%
Portfolio turnover rate	30%	25%	32%	37%	33%
Net assets at end of year (in 000’s)	$71,378	$123,415	$119,362	$112,122	$98,827

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.96	$14.92	$15.57	$14.47	$11.25

Net investment income (loss) (a)	(0.01)	(0.02)	0.01	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	2.99	(0.27)	(0.10)	1.32	3.30

Total from investment operations	2.98	(0.29)	(0.09)	1.23	3.26

Less dividends and distributions:
From net investment income	(0.00)‡	(0.01)	(0.11)	(0.13)	(0.04)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.43)	(0.67)	(0.56)	(0.13)	(0.04)

Net asset value at end of year	$16.51	$13.96	$14.92	$15.57	$14.47

Total investment return (b)	21.85%	(1.88%)	(0.57%)	8.55%	29.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05%)	(0.13%)	0.05%	(0.61%)	(0.32%)
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.35%	1.35%	1.32%	1.31%	1.35%
Portfolio turnover rate	30%	25%	32%	37%	33%
Net assets at end of year (in 000’s)	$43,643	$45,733	$53,265	$59,583	$60,627

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.97	$14.94	$15.59	$14.49	$11.27

Net investment income (loss) (a)	(0.02)	(0.02)	(0.01)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	3.01	(0.28)	(0.08)	1.33	3.31

Total from investment operations	2.99	(0.30)	(0.09)	1.23	3.26

Less dividends and distributions:
From net investment income	(0.00)‡	(0.01)	(0.11)	(0.13)	(0.04)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.43)	(0.67)	(0.56)	(0.13)	(0.04)

Net asset value at end of year	$16.53	$13.97	$14.94	$15.59	$14.49

Total investment return (b)	21.90%	(2.02%)	(0.51%)	8.54%	29.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)	(0.16%)	(0.04%)	(0.66%)	(0.37%)
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.35%	1.35%	1.32%	1.31%	1.35%
Portfolio turnover rate	30%	25%	32%	37%	33%
Net assets at end of year (in 000’s)	$29,233	$24,268	$25,841	$22,767	$19,043

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$14.59	$15.58	$16.23	$15.05	$11.69

Net investment income (loss) (a)	0.15	0.13	0.18	0.08	0.10
Net realized and unrealized gain (loss) on investments	3.15	(0.27)	(0.08)	1.39	3.43

Total from investment operations	3.30	(0.14)	0.10	1.47	3.53

Less dividends and distributions:
From net investment income	(0.17)	(0.19)	(0.30)	(0.29)	(0.17)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.60)	(0.85)	(0.75)	(0.29)	(0.17)

Net asset value at end of year	$17.29	$14.59	$15.58	$16.23	$15.05

Total investment return (b)	23.27%	(0.79%)	0.60%	9.84%	30.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	0.94%	1.11%	0.52%	0.75%
Net expenses (c)	0.15%	0.16%	0.15%	0.14%	0.16%
Portfolio turnover rate	30%	25%	32%	37%	33%
Net assets at end of year (in 000’s)	$6,751	$4,593	$3,970	$3,621	$2,665

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$14.34	$12.94

Net investment income (loss) (a)	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	3.13	1.43

Total from investment operations	3.14	1.40

Less dividends and distributions:
From net investment income	(0.09)	—
From net realized gain on investments	(0.43)	—

Total dividends and distributions	(0.52)	—

Net asset value at end of period	$16.96	$14.34

Total investment return (b)	22.46%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	(0.29	%)††
Net expenses (c)	0.73%	0.75	% ††
Expenses (before reimbursement/waiver) (c)	0.73%	0.76	% ††
Portfolio turnover rate	30%	25%
Net assets at end of period (in 000’s)	$204	$28

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Allocation Funds each currently has six classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility,

Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Allocation Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the

64	MainStay Asset Allocation Funds

Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their respective NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

65

Notes to Financial Statements (continued)

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may increase the costs of investing in Underlying Funds versus the cost of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

66	MainStay Asset Allocation Funds

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I	Class R3
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85

These agreements will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	15,439
MainStay Growth Allocation Fund	85,151

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

(C)  Sales Charges.  During the year ended October 31, 2017, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	83,474
Investor Class	80,800

MainStay Moderate Allocation Fund
Class A	107,314
Investor Class	193,179

MainStay Moderate Growth Allocation Fund
Class A	107,252
Investor Class	265,600

MainStay Growth Allocation Fund
Class A	44,745
Investor Class	154,407

During the year ended October 31, 2017, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	5,308
Class B	56,341
Class C	11,435

67

Notes to Financial Statements (continued)

MainStay Moderate Allocation Fund
Class A	5,914
Investor Class	16
Class B	112,966
Class C	13,267

MainStay Moderate Growth Allocation Fund
Class A	3,188
Investor Class	4
Class B	134,047
Class C	9,227

MainStay Growth Allocation Fund
Class A	4,350
Investor Class	23
Class B	73,670
Class C	5,432

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$127,570
Investor Class	142,333
Class B	62,206
Class C	149,086
Class I	6,379
Class R3	28

MainStay Moderate Allocation Fund
Class A	$176,520
Investor Class	$380,437
Class B	160,624
Class C	161,603
Class I	6,538
Class R3	66

MainStay Moderate Growth Allocation Fund
Class A	$188,399
Investor Class	558,036
Class B	199,171
Class C	135,716
Class I	4,276
Class R3	65

MainStay Growth Allocation Fund
Class A	$109,618
Investor Class	341,479
Class B	122,147
Class C	74,669
Class I	4,048
Class R3	34

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

68	MainStay Asset Allocation Funds

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2017, transactions in investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

									Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation		Value, End of Year	Dividend Income	Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$6,914	$(286)	$3	$417		$7,048	$104	$—	$—	$—	4.3
IQ 50 Percent Hedged FTSE International ETF	6,561	9,980	(5,646)	(4)	1,464		12,355	297	—	—	72	3.7
IQ Chaikin U.S. Small Cap ETF	—	2,702	(50)	3	246		2,901	3	—	—	—	1.1
IQ Enhanced Core Bond U.S. ETF	21,086	3,292	(1,767)	(54)	(355)		22,202	454	—	—	—	30.1
IQ Enhanced Core Plus Bond U.S. ETF	69	—	(61)	(1)	(0	)(a)	7	1	—	—	—	0.0	(b)
IQ Global Resources ETF	2,455	880	(324)	(6)	141		3,146	9	—	—	—	1.6
IQ S&P High Yield Low Volatility Bond ETF	—	5,919	—	—	13		5,932	59	—	—	—	5.5
MainStay Absolute Return Multi-Strategy Fund Class I	34,894	3,635	(11,427)	(45)	330		27,387	626	—	—	—	25.2
MainStay Convertible Fund Class I	—	9,108	(1,377)	37	548		8,316	86	—	—	—	1.5
MainStay Cornerstone Growth Fund Class I	—	4,465	(119)	10	861		5,217	—	—	—	—	6.0
MainStay Cushing MLP Premier Fund Class I	3,136	323	(582)	(91)	52		2,838	306	23	(384)	—	0.5
MainStay Cushing Renaissance Advantage Fund Class I	12,096	6,470	(7,008)	(508)	1,465		12,515	392	101	(384)	—	10.0
MainStay Emerging Markets Equity Fund Class I	12,887	12,231	(5,233)	126	4,120		24,131	445	—	—	—	15.2
MainStay Epoch Capital Growth Fund Class I	3,318	49	(183)	11	784		3,979	11	—	—	—	3.7
MainStay Epoch Global Choice Fund Class I	9,697	153	(1,312)	172	2,227		10,937	103	—	—	—	5.6
MainStay Epoch International Choice Fund Class I (c)	5,188	3,908	(2,266)	119	655		7,604	180	—	—	—	1.4
MainStay Epoch U.S. All Cap Fund Class I	4,016	9,808	(3,511)	297	1,961		12,571	79	—	—	97	1.7
MainStay Epoch U.S. Equity Yield Fund Class I	1,458	7,740	(658)	(60)	1,010		9,490	131	—	—	6	1.6
MainStay Epoch U.S. Small Cap Fund Class I	27,248	868	(10,541)	968	4,032		22,575	146	—	—	—	6.8
MainStay Floating Rate Fund Class I	29,492	7,390	(5,508)	(38)	217		31,553	1,312	—	—	—	3.3
MainStay High Yield Corporate Bond Fund Class I	23,990	4,344	(14,408)	433	54		14,413	1,234	81	(152)	—	0.3
MainStay High Yield Municipal Bond Fund Class I	—	7,782	(8,088)	306	—		—	118	—	—	4	—
MainStay High Yield Opportunities Fund Class I (d)	2,911	46	(2,767)	1	(191)		—	45	—	(34)	—	—
MainStay ICAP Equity Fund Class I (e)	3,565	2,726	(5,461)	30	(860)		—	60	—	—	1,148	—
MainStay Indexed Bond Fund Class I	44,795	20,570	(13,219)	(587)	(915)		50,644	924	—	—	480	46.1
MainStay International Opportunities Fund Class I	4,461	6,573	(2,450)	300	546		9,430	138	—	—	—	1.4
MainStay Large Cap Growth Fund Class I	19,280	4,749	(15,299)	198	1,516		10,444	—	—	—	2,120	0.1
MainStay MAP Equity Fund Class I	23,694	975	(13,783)	2,140	2,127		15,153	363	—	—	249	2.4
MainStay S&P 500 Index Fund Class I	3,625	2,910	(5,392)	110	184		1,437	15	—	—	66	0.2
MainStay Short Duration High Yield Fund Class I	10,645	1,722	(3,007)	(9)	87		9,438	471	—	—	—	1.5
MainStay Total Return Bond Fund Class I	89,328	16,470	(24,132)	(471)	335		81,530	2,339	—	—	—	6.9
MainStay U.S. Equity Opportunities Fund Class I	25,432	1,309	(15,265)	2,171	2,967		16,614	33	—	—	427	2.2
MainStay Unconstrained Bond Fund Class I	12,724	1,129	(1,461)	(45)	174		12,521	479	—	—	—	1.5

	$438,051	$167,140	$(182,591)	$5,516	$26,212		$454,328	$10,963	$205	$(954)	$4,669

69

Notes to Financial Statements (continued)

MainStay Moderate Allocation Fund

								Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$10,060	$(103)	$1	$657	$10,615	$148	$—	$—	$—	6.4
IQ 50 Percent Hedged FTSE International ETF	10,716	14,493	(7,838)	(22)	2,339	19,688	450	—	—	117	5.9
IQ Chaikin U.S. Small Cap ETF	—	10,785	(498)	8	1,141	11,436	16	—	—	—	4.3
IQ Enhanced Core Bond U.S. ETF	11,367	463	(5,784)	(257)	(25)	5,764	165	—	—	—	7.8
IQ Enhanced Core Plus Bond U.S. ETF	18,290	12,875	(1,653)	(42)	114	29,584	736	—	—	—	9.3
IQ Global Resources ETF	5,664	2,123	(421)	(8)	342	7,700	21	—	—	—	3.9
IQ S&P High Yield Low Volatility Bond ETF	—	4,573	—	—	6	4,579	39	—	—	—	4.3
MainStay Absolute Return Multi-Strategy Fund Class I	35,812	1,801	(9,772)	(76)	371	28,136	646	—	—	—	25.8
MainStay Convertible Fund Class I	—	13,984	(1,856)	51	852	13,031	133	—	—	—	2.3
MainStay Cornerstone Growth Fund Class I	—	13,556	(135)	1	1,849	15,271	—	—	—	—	17.5
MainStay Cushing MLP Premier Fund Class I	4,656	610	(771)	(66)	69	4,498	463	131	(633)	—	0.8
MainStay Cushing Renaissance Advantage Fund Class I	22,130	4,540	(7,983)	(991)	3,538	21,234	661	95	(865)	—	17.0
MainStay Emerging Markets Equity Fund Class I	25,399	19,251	(7,214)	76	7,993	45,505	910	—	—	—	28.6
MainStay Epoch Capital Growth Fund Class I	5,016	104	(55)	1	1,227	6,293	17	—	—	—	5.8
MainStay Epoch Global Choice Fund Class I	14,579	363	(477)	48	3,697	18,210	155	—	—	—	9.3
MainStay Epoch International Choice Fund Class I (c)	18,431	5,307	(3,406)	41	3,381	23,754	653	—	—	—	4.3
MainStay Epoch U.S. All Cap Fund Class I	26,987	10,211	(6,991)	513	6,565	37,285	531	—	—	655	5.1
MainStay Epoch U.S. Equity Yield Fund Class I	3,344	23,593	(710)	23	4,670	30,920	406	—	—	14	5.3
MainStay Epoch U.S. Small Cap Fund Class I	39,775	1,677	(13,433)	1,244	6,264	35,527	229	—	—	—	10.7
MainStay Floating Rate Fund Class I	29,237	9,049	(5,723)	(12)	196	32,747	1,341	—	—	—	3.5
MainStay High Yield Corporate Bond Fund Class I	21,344	3,522	(16,748)	1,073	(672)	8,519	961	3	(108)	—	0.2
MainStay High Yield Municipal Bond Fund Class I	—	7,469	(7,761)	292	—	—	113	—	—	4	—
MainStay High Yield Opportunities Fund Class I (d)	2,680	49	(2,550)	0	(179)	—	42	—	(33)	—	—
MainStay ICAP Equity Fund Class I (e)	22,380	4,910	(23,159)	1,466	(5,597)	—	252	—	—	4,544	—
MainStay Indexed Bond Fund Class I	11,572	835	(5,088)	(281)	(108)	6,930	193	—	—	129	6.3
MainStay International Equity Fund Class I	4,262	247	(1,340)	319	487	3,975	23	—	—	—	1.9
MainStay International Opportunities Fund Class I	17,462	12,905	(5,749)	571	2,780	27,969	541	—	—	—	4.3
MainStay Large Cap Growth Fund Class I	43,958	11,009	(34,831)	2,994	1,899	25,029	—	—	—	4,834	0.4
MainStay MAP Equity Fund Class I	58,070	2,461	(28,683)	3,780	7,361	42,989	884	—	—	607	6.8
MainStay S&P 500 Index Fund Class I	5,487	11,950	(8,088)	1,371	(784)	9,936	24	—	—	104	1.4
MainStay Short Duration High Yield Fund Class I	15,980	1,593	(2,884)	(14)	128	14,803	693	—	—	—	2.4
MainStay Total Return Bond Fund Class I	106,179	24,116	(26,201)	(711)	278	103,661	2,620	—	—	—	8.8
MainStay U.S. Equity Opportunities Fund Class I	58,026	2,246	(22,063)	2,425	10,738	51,372	74	—	—	967	7.0
MainStay Unconstrained Bond Fund Class I	18,800	1,018	(316)	(11)	209	19,700	719	—	—	—	2.3

	$657,603	$243,748	$(260,284)	$13,807	$61,786	$716,660	$14,859	$229	$(1,639)	$11,975

70	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund

								Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$10,150	$(49)	$0 (a)	$639	$10,740	$141	$—	$—	$—	6.5
IQ 50 Percent Hedged FTSE International ETF	8,900	16,638	(7,728)	(26)	2,219	20,003	428	—	—	98	5.9
IQ Chaikin U.S. Small Cap ETF	—	20,641	(496)	6	1,966	22,117	25	—	—	—	8.3
IQ Enhanced Core Plus Bond U.S. ETF	14,221	679	(8,036)	(261)	69	6,672	255	—	—	—	8.9
IQ Global Resources ETF	7,624	3,292	(1,064)	(14)	454	10,292	28	—	—	—	5.2
IQ S&P High Yield Low Volatility Bond ETF	—	4,987	—	—	11	4,998	32	—	—	—	4.7
MainStay Absolute Return Multi-Strategy Fund Class I	14,590	1,757	(2,553)	(25)	168	13,937	264	—	—	—	12.8
MainStay Convertible Fund Class I	—	14,235	(1,919)	53	858	13,227	135	—	—	—	2.3
MainStay Cornerstone Growth Fund Class I	—	17,126	—	—	2,084	19,210	—	—	—	—	22.0
MainStay Cushing MLP Premier Fund Class I	4,714	568	(756)	(50)	65	4,541	470	16	(656)	—	0.8
MainStay Cushing Renaissance Advantage Fund Class I	39,755	8,202	(17,758)	(3,084)	5,781	32,896	1,173	750	(1,431)	—	26.4
MainStay Emerging Markets Equity Fund Class I	30,803	20,667	(6,920)	33	9,690	54,274	1,139	—	—	—	34.1
MainStay Epoch Capital Growth Fund Class I	4,848	84	(34)	1	1,186	6,085	16	—	—	—	5.7
MainStay Epoch Global Choice Fund Class I	14,163	235	(381)	33	3,610	17,660	150	—	—	—	9.0
MainStay Epoch International Choice Fund Class I (c)	29,963	4,406	(4,223)	42	5,704	35,892	1,079	—	—	—	6.5
MainStay Epoch U.S. All Cap Fund Class I	16,036	19,169	(687)	34	6,396	40,948	315	—	—	389	5.6
MainStay Epoch U.S. Equity Yield Fund Class I	4,198	26,943	(285)	(6)	3,023	33,873	409	—	—	18	5.8
MainStay Epoch U.S. Small Cap Fund Class I	76,348	1,499	(16,345)	1,594	13,213	76,309	454	—	—	—	22.9
MainStay Floating Rate Fund Class I	27,305	14,946	(9,256)	(26)	176	33,145	1,343	—	—	—	3.5
MainStay High Yield Corporate Bond Fund Class I	22,454	4,409	(18,650)	986	(616)	8,583	1,015	102	(102)	—	0.2
MainStay High Yield Municipal Bond Fund Class I	—	1,443	(1,496)	53	—	—	21	—	—	1	—
MainStay High Yield Opportunities Fund Class I (d)	2,768	76	(2,660)	2	(186)	—	43	—	(34)	—	—
MainStay ICAP Equity Fund Class I (e)	27,410	6,280	(30,478)	804	(4,016)	—	324	—	—	5,899	—
MainStay International Equity Fund Class I	9,585	884	(2,947)	498	1,365	9,385	54	—	—	—	4.6
MainStay International Opportunities Fund Class I	27,863	15,505	(7,389)	338	5,094	41,411	875	—	—	—	6.3
MainStay Large Cap Growth Fund Class I	49,680	12,406	(30,338)	2,116	4,762	38,626	—	—	—	5,462	0.6
MainStay MAP Equity Fund Class I	69,481	2,814	(24,794)	2,772	11,226	61,499	1,064	—	—	731	9.7
MainStay S&P 500 Index Fund Class I	8,370	4,744	(8,016)	697	153	5,948	97	—	—	313	0.8
MainStay Short Duration High Yield Fund Class I	15,460	1,689	(2,000)	(11)	120	15,258	685	—	—	—	2.4
MainStay Total Return Bond Fund Class I	14,685	2,194	(9,543)	(169)	(6)	7,161	221	—	—	—	0.6
MainStay U.S. Equity Opportunities Fund Class I	78,992	2,586	(30,568)	3,234	14,322	68,566	102	—	—	1,329	9.3
MainStay Unconstrained Bond Fund Class I	18,174	2,667	(865)	(49)	237	20,163	696	—	—	—	2.4

	$638,390	$243,921	$(248,234)	$9,575	$89,767	$733,419	$13,053	$868	$(2,223)	$14,240

71

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund

									Return of Capital
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Gains/ (Loss)	Dividend Income	Capital Gain Distributions Received	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$5,230	$(36)	$(0	)(a)	$330	$5,524	$72	$—	$—	$—	3.3
IQ 50 Percent Hedged FTSE International ETF	4,513	8,605	(4,062)	(16)		1,160	10,200	215	—	—	52	3.0
IQ Chaikin U.S. Small Cap ETF	—	16,090	(330)	2		1,502	17,264	20	—	—	—	6.5
IQ Global Resources ETF	4,826	2,608	(967)	(10)		307	6,764	19	—	—	—	3.4
MainStay Absolute Return Multi-Strategy Fund Class I	719	196	(919)	4		7	7	9	—	—	—	0.0
MainStay Cornerstone Growth Fund Class I	—	13,358	(5)	0		1,408	14,761	—	—	—	—	16.9
MainStay Cushing MLP Premier Fund Class I	2,168	335	(423)	(61)		56	2,075	214	26	(296)	—	0.4
MainStay Cushing Renaissance Advantage Fund Class I	25,396	9,539	(15,062)	(1,795)		3,489	21,567	775	437	(938)	—	17.3
MainStay Emerging Markets Equity Fund Class I	21,184	11,773	(5,627)	(4)		6,150	33,476	778	—	—	—	21.0
MainStay Epoch Capital Growth Fund Class I	2,407	356	(89)	2		609	3,285	8	—	—	—	3.0
MainStay Epoch Global Choice Fund Class I	7,108	251	(583)	83		1,708	8,567	76	—	—	—	4.4
MainStay Epoch International Choice Fund Class I (c)	19,319	2,972	(3,105)	122		3,809	23,117	698	—	—	—	4.2
MainStay Epoch U.S. All Cap Fund Class I	10,359	13,323	(73)	1		4,295	27,905	205	—	—	253	3.8
MainStay Epoch U.S. Equity Yield Fund Class I	2,633	24,176	(500)	(19)		1,859	28,149	350	—	—	11	4.8
MainStay Epoch U.S. Small Cap Fund Class I	48,324	1,220	(10,496)	1,002		8,373	48,423	287	—	—	—	14.5
MainStay ICAP Equity Fund Class I (e)	18,602	4,601	(21,291)	223		(2,135)	—	232	—	—	4,279	—
MainStay International Equity Fund Class I	6,225	613	(1,354)	183		1,094	6,761	35	—	—	—	3.3
MainStay International Opportunities Fund Class I	18,386	8,596	(4,045)	174		3,493	26,604	582	—	—	—	4.1
MainStay Large Cap Growth Fund Class I	30,312	7,734	(21,588)	1,951		1,912	20,321	—	—	—	3,333	0.3
MainStay MAP Equity Fund Class I	43,650	1,822	(16,171)	1,222		7,482	38,005	675	—	—	464	6.0
MainStay S&P 500 Index Fund Class I	5,144	2,572	(2,121)	74		703	6,372	126	—	—	378	0.9
MainStay U.S. Equity Opportunities Fund Class I	48,938	1,327	(18,595)	2,141		8,710	42,521	64	—	—	836	5.8

	$320,213	$137,297	$(127,442)	$5,279		$56,321	$391,668	$5,440	$463	$(1,234)	$9,606

(a)	Less than $500.

(b)	Less than one-tenth of a percent.

(c)	Prior to March 13, 2017, known as MainStay ICAP International Fund Class I.

(d)	Reorganized into the MainStay High Yield Corporate Bond Fund Class I on February 17, 2017.

(e)	Reorganized into the MainStay Epoch U.S. Equity Yield Fund Class I on May 8, 2017.

(G)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Allocation Funds with values and percentages of net assets as follows:

MainStay Conservative Allocation Fund
Class R3	$29,582	47.5%

MainStay Moderate Allocation Fund
Class R3	$31,166	14.7%

MainStay Moderate Growth Allocation Fund
Class R3	$32,684	17.7%

MainStay Growth Allocation Fund
Class R3	$33,929	16.6%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Conservative Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$429,039,969	$41,626,049	$(1,292,523)	$40,333,526

72	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$630,834,223	$108,661,875	$(1,106,963)	$107,554,912

MainStay Moderate Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$598,509,120	$159,367,989	$(946,792)	$158,421,197

MainStay Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$297,979,543	$95,759,962	$(436,743)	$95,323,219

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	2,500,364	7,525,527	—	40,333,526	50,359,417
MainStay Moderate Allocation Fund	7,717,724	20,282,464	—	107,554,912	135,555,100
MainStay Moderate Growth Allocation Fund	6,823,373	18,192,837	—	158,421,197	183,437,407
MainStay Growth Allocation Fund	3,289,554	11,569,995	—	95,323,219	110,182,768

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$1,349,400	$(1,349,400)	$—
MainStay Moderate Allocation Fund	2,065,014	(2,065,014)	—
MainStay Moderate Growth Allocation Fund	2,616,524	(2,616,524)	—
MainStay Growth Allocation Fund	1,785,338	(1,785,338)	—

The reclassifications for the Allocation Funds are primarily due to short term distributions received from underlying Regulated Investment Companies.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017			2016
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$7,834,153	$1,203,669	$9,037,822	$8,846,961	$7,691,735	$16,538,696
MainStay Moderate Allocation Fund	11,200,241	11,494,107	22,694,348	10,397,735	19,806,209	30,203,944
MainStay Moderate Growth Allocation Fund	7,702,677	14,917,789	22,620,466	7,642,240	24,739,557	32,381,797
MainStay Growth Allocation Fund	2,199,037	9,838,202	12,037,239	2,399,980	14,531,473	16,931,453

73

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee, of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities were as follows:

	Purchases	Sales
MainStay Conservative Allocation Fund	$159,531	$174,232
MainStay Moderate Allocation Fund	226,252	241,379
MainStay Moderate Growth Allocation Fund	219,032	221,990
MainStay Growth Allocation Fund	120,101	109,475

Note 9–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,873,329	$34,648,077
Shares issued to shareholders in reinvestment of dividends and distributions	484,220	5,783,060
Shares redeemed	(4,022,718)	(48,354,292)

Net increase (decrease) in shares outstanding before conversion	(665,169)	(7,923,155)
Shares converted into Class A (See Note 1)	4,129,177	50,999,665
Shares converted from Class A (See Note 1)	(158,989)	(1,914,259)

Net increase (decrease)	3,305,019	$41,162,251

Year ended October 31, 2016:
Shares sold	3,639,802	$41,339,409
Shares issued to shareholders in reinvestment of dividends and distributions	856,862	9,690,460
Shares redeemed	(4,440,606)	(50,525,164)

Net increase (decrease) in shares outstanding before conversion	56,058	504,705
Shares converted into Class A (See Note 1)	509,228	5,839,936
Shares converted from Class A (See Note 1)	(164,529)	(1,898,342)

Net increase (decrease)	400,757	$4,446,299

74	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,203,372	$14,495,391
Shares issued to shareholders in reinvestment of dividends and distributions	121,121	1,438,652
Shares redeemed	(974,517)	(11,730,035)

Net increase (decrease) in shares outstanding before conversion	349,976	4,204,008
Shares converted into Investor Class (See Note 1)	308,608	3,722,254
Shares converted from Investor Class (See Note 1)	(4,055,664)	(50,115,011)

Net increase (decrease)	(3,397,080)	$(42,188,749)

Year ended October 31, 2016:
Shares sold	1,203,599	$13,730,820
Shares issued to shareholders in reinvestment of dividends and distributions	235,318	2,660,993
Shares redeemed	(1,044,018)	(11,895,125)

Net increase (decrease) in shares outstanding before conversion	394,899	4,496,688
Shares converted into Investor Class (See Note 1)	398,669	4,577,503
Shares converted from Investor Class (See Note 1)	(416,413)	(4,783,907)

Net increase (decrease)	377,155	$4,290,284

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	174,725	$2,074,866
Shares issued to shareholders in reinvestment of dividends and distributions	33,884	399,767
Shares redeemed	(392,832)	(4,704,618)

Net increase (decrease) in shares outstanding before conversion	(184,223)	(2,229,985)
Shares converted from Class B (See Note 1)	(268,616)	(3,219,939)

Net increase (decrease)	(452,839)	$(5,449,924)

Year ended October 31, 2016:
Shares sold	467,640	$5,296,870
Shares issued to shareholders in reinvestment of dividends and distributions	90,550	1,017,411
Shares redeemed	(542,348)	(6,124,046)

Net increase (decrease) in shares outstanding before conversion	15,842	190,235
Shares converted from Class B (See Note 1)	(325,553)	(3,703,687)

Net increase (decrease)	(309,711)	$(3,513,452)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	808,317	$9,640,598
Shares issued to shareholders in reinvestment of dividends and distributions	77,169	910,887
Shares redeemed	(1,485,865)	(17,757,894)

Net increase (decrease) in shares outstanding before conversion	(600,379)	(7,206,409)
Shares converted from Class C (See Note 1)	(1,464)	(16,861)

Net increase (decrease)	(601,843)	$(7,223,270)

Year ended October 31, 2016:
Shares sold	1,384,188	$15,649,127
Shares issued to shareholders in reinvestment of dividends and distributions	194,633	2,185,602
Shares redeemed	(1,735,961)	(19,660,164)

Net increase (decrease) in shares outstanding before conversion	(157,140)	(1,825,435)
Shares converted from Class C (See Note 1)	(3,449)	(36,461)

Net increase (decrease)	(160,589)	$(1,861,896)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	340,036	$4,096,498
Shares issued to shareholders in reinvestment of dividends and distributions	24,956	300,001
Shares redeemed	(462,516)	(5,623,676)

Net increase (decrease) in shares outstanding before conversion	(97,524)	(1,227,177)
Shares converted into Class I (See Note 1)	45,205	544,151

Net increase (decrease)	(52,319)	$(683,026)

Year ended October 31, 2016:
Shares sold	303,010	$3,482,286
Shares issued to shareholders in reinvestment of dividends and distributions	51,185	582,660
Shares redeemed	(647,390)	(7,378,358)

Net increase (decrease) in shares outstanding before conversion	(293,195)	(3,313,412)
Shares converted into Class I (See Note 1)	428	4,958

Net increase (decrease)	(292,767)	$(3,308,454)

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	83	$1,016
Shares issued to shareholders in reinvestment of dividends and distributions	50	595

Net increase (decrease)	133	$1,611

Period ended October 31, 2016 (a):
Shares sold	4,819	$54,093
Shares issued to shareholders in reinvestment of dividends and distributions	27	308

Net increase (decrease)	4,846	$54,401

(a) Inception date was February 29, 2016.

75

Notes to Financial Statements (continued)

MainStay Moderate Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,855,610	$38,301,325
Shares issued to shareholders in reinvestment of dividends and distributions	978,591	12,428,105
Shares redeemed	(4,859,698)	(65,042,363)

Net increase (decrease) in shares outstanding before conversion	(1,025,497)	(14,312,933)
Shares converted into Class A (See Note 1)	9,068,714	126,027,408
Shares converted from Class A (See Note 1)	(132,509)	(1,761,716)

Net increase (decrease)	7,910,708	$109,952,759

Year ended October 31, 2016:
Shares sold	3,345,778	$41,776,272
Shares issued to shareholders in reinvestment of dividends and distributions	1,322,730	16,389,943
Shares redeemed	(4,675,852)	(58,667,511)

Net increase (decrease) in shares outstanding before conversion	(7,344)	(501,296)
Shares converted into Class A (See Note 1)	876,242	11,053,799
Shares converted from Class A (See Note 1)	(161,549)	(2,036,652)

Net increase (decrease)	707,349	$8,515,851

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,345,743	$31,389,459
Shares issued to shareholders in reinvestment of dividends and distributions	459,998	5,846,575
Shares redeemed	(1,577,270)	(21,019,393)

Net increase (decrease) in shares outstanding before conversion	1,228,471	16,216,641
Shares converted into Investor Class (See Note 1)	551,600	7,392,931
Shares converted from Investor Class (See Note 1)	(8,927,647)	(124,048,576)

Net increase (decrease)	(7,147,576)	$(100,439,004)

Year ended October 31, 2016:
Shares sold	2,271,855	$28,492,371
Shares issued to shareholders in reinvestment of dividends and distributions	582,737	7,218,437
Shares redeemed	(1,645,507)	(20,603,415)

Net increase (decrease) in shares outstanding before conversion	1,209,085	15,107,393
Shares converted into Investor Class (See Note 1)	693,706	8,757,668
Shares converted from Investor Class (See Note 1)	(681,098)	(8,601,219)

Net increase (decrease)	1,221,693	$15,263,842

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	345,483	$4,495,591
Shares issued to shareholders in reinvestment of dividends and distributions	147,020	1,852,450
Shares redeemed	(728,258)	(9,622,091)

Net increase (decrease) in shares outstanding before conversion	(235,755)	(3,274,050)
Shares converted from Class B (See Note 1)	(605,032)	(8,017,300)

Net increase (decrease)	(840,787)	$(11,291,350)

Year ended October 31, 2016:
Shares sold	855,657	$10,585,922
Shares issued to shareholders in reinvestment of dividends and distributions	237,504	2,916,747
Shares redeemed	(841,671)	(10,409,981)

Net increase (decrease) in shares outstanding before conversion	251,490	3,092,688
Shares converted into Class B (See Note 1)	(737,903)	(9,185,302)

Net increase (decrease)	(486,413)	$(6,092,614)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	621,403	$8,178,432
Shares issued to shareholders in reinvestment of dividends and distributions	142,919	1,799,358
Shares redeemed	(1,257,367)	(16,660,034)

Net increase (decrease) in shares outstanding before conversion	(493,045)	(6,682,244)
Shares converted from Class C (See Note 1)	(6,225)	(79,225)

Net increase (decrease)	(499,270)	$(6,761,469)

Year ended October 31, 2016:
Shares sold	1,073,545	$13,267,460
Shares issued to shareholders in reinvestment of dividends and distributions	214,674	2,637,328
Shares redeemed	(1,252,212)	(15,444,653)

Net increase (decrease) in shares outstanding before conversion	36,007	460,135
Shares converted into Class C (See Note 1)	904	11,706

Net increase (decrease)	36,911	$471,841

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	133,959	$1,829,976
Shares issued to shareholders in reinvestment of dividends and distributions	37,724	481,733
Shares redeemed	(175,965)	(2,376,304)

Net increase (decrease) in shares outstanding before conversion	(4,282)	(64,595)
Shares converted into Class I (See Note 1)	37,023	486,478

Net increase (decrease)	32,741	$421,883

Year ended October 31, 2016:
Shares sold	164,164	$2,095,041
Shares issued to shareholders in reinvestment of dividends and distributions	51,479	640,925
Shares redeemed	(225,499)	(2,872,917)

Net increase (decrease)	(9,856)	$(136,951)

76	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	11,575	$153,772
Shares issued to shareholders in reinvestment of dividends and distributions	123	1,560
Shares redeemed	(1,783)	(23,006)

Net increase (decrease)	9,915	$132,326

Period ended October 31, 2016 (a):
Shares sold	4,993	$60,498

Net increase (decrease)	4,993	$60,498

(a) Inception date was February 29, 2016.

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,100,947	$31,242,962
Shares issued to shareholders in reinvestment of dividends and distributions	775,472	10,833,342
Shares redeemed	(3,661,190)	(54,247,658)

Net increase (decrease) in shares outstanding before conversion	(784,771)	(12,171,354)
Shares converted into Class A (See Note 1)	10,922,439	169,237,828
Shares converted from Class A (See Note 1)	(100,477)	(1,484,635)

Net increase (decrease)	10,037,191	$155,581,839

Year ended October 31, 2016:
Shares sold	2,052,010	$27,837,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,138,679	15,360,866
Shares redeemed	(3,235,638)	(44,235,221)

Net increase (decrease) in shares outstanding before conversion	(44,949)	(1,036,451)
Shares converted into Class A (See Note 1)	925,535	12,607,936
Shares converted from Class A (See Note 1)	(15,681)	(2,170,775)

Net increase (decrease)	864,905	$9,400,710

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,719,969	$40,253,009
Shares issued to shareholders in reinvestment of dividends and distributions	559,634	7,817,906
Shares redeemed	(1,820,471)	(26,856,115)

Net increase (decrease) in shares outstanding before conversion	1,459,132	21,214,800
Shares converted into Investor Class (See Note 1)	670,059	9,941,188
Shares converted from Investor Class (See Note 1)	(10,768,551)	(166,742,796)

Net increase (decrease)	(8,639,360)	$(135,586,808)

Year ended October 31, 2016:
Shares sold	2,784,955	$37,787,208
Shares issued to shareholders in reinvestment of dividends and distributions	773,079	10,427,628
Shares redeemed	(1,912,411)	(25,947,938)

Net increase (decrease) in shares outstanding before conversion	1,645,623	22,266,898
Shares converted into Investor Class (See Note 1)	782,182	10,706,372
Shares converted from Investor Class (See Note 1)	(692,074)	(9,453,069)

Net increase (decrease)	1,735,731	$23,520,201

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	336,917	$4,797,440
Shares issued to shareholders in reinvestment of dividends and distributions	157,733	2,179,879
Shares redeemed	(770,265)	(11,247,991)

Net increase (decrease) in shares outstanding before conversion	(275,615)	(4,270,672)
Shares converted from Class B (See Note 1)	(766,248)	(11,212,801)

Net increase (decrease)	(1,041,863)	$(15,483,473)

Year ended October 31, 2016:
Shares sold	915,009	$12,240,664
Shares issued to shareholders in reinvestment of dividends and distributions	285,062	3,805,637
Shares redeemed	(934,488)	(12,514,322)

Net increase (decrease) in shares outstanding before conversion	265,583	3,531,979
Shares converted from Class B (See Note 1)	(844,314)	(11,374,993)

Net increase (decrease)	(578,731)	$(7,843,014)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	646,234	$9,377,240
Shares issued to shareholders in reinvestment of dividends and distributions	100,234	1,385,238
Shares redeemed	(915,365)	(13,297,039)

Net increase (decrease)	(168,897)	$(2,534,561)

Year ended October 31, 2016:
Shares sold	803,821	$10,738,291
Shares issued to shareholders in reinvestment of dividends and distributions	165,539	2,210,683
Shares redeemed	(881,793)	(11,896,260)
Net increase (decrease) in shares outstanding before conversion	87,567	1,052,714
Shares converted into Class C (See Note 1)	(25,711)	(315,471)

Net increase (decrease)	61,856	$737,243

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	173,205	$2,589,087
Shares issued to shareholders in reinvestment of dividends and distributions	16,820	237,156
Shares redeemed	(181,509)	(2,692,215)

Net increase (decrease) in shares outstanding before conversion	8,516	134,028
Shares converted into Class I (See Note 1)	17,755	261,216

Net increase (decrease)	26,271	$395,244

Year ended October 31, 2016:
Shares sold	108,467	$1,487,983
Shares issued to shareholders in reinvestment of dividends and distributions	26,027	354,221
Shares redeemed	(149,286)	(2,066,789)

Net increase (decrease)	(14,792)	$(224,585)

77

Notes to Financial Statements (continued)

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	8,597	$126,671
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,491
Shares redeemed	(144)	(2,173)

Net increase (decrease)	8,560	$125,989

Period ended October 31, 2016 (a):
Shares sold	3,189	$41,514
Shares redeemed	(121)	(1,711)

Net increase (decrease)	3,068	$39,803

(a) Inception date was February 29, 2016.

MainStay Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,050,489	$16,468,046
Shares issued to shareholders in reinvestment of dividends and distributions	341,882	4,977,796
Shares redeemed	(1,760,551)	(27,489,125)

Net increase (decrease) in shares outstanding before conversion	(368,180)	(6,043,283)
Shares converted into Class A (See Note 1)	5,679,791	93,146,487
Shares converted from Class A (See Note 1)	(36,888)	(571,634)

Net increase (decrease)	5,274,723	$86,531,570

Year ended October 31, 2016:
Shares sold	1,197,182	$16,837,241
Shares issued to shareholders in reinvestment of dividends and distributions	495,636	6,973,594
Shares redeemed	(1,756,030)	(24,810,297)

Net increase (decrease) in shares outstanding before conversion	(63,212)	(999,462)
Shares converted into Class A (See Note 1)	433,988	6,170,902
Shares converted from Class A (See Note 1)	(77,539)	(1,085,738)

Net increase (decrease)	293,237	$4,085,702

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,516,872	$23,593,292
Shares issued to shareholders in reinvestment of dividends and distributions	320,708	4,666,299
Shares redeemed	(1,028,198)	(15,953,105)

Net increase (decrease) in shares outstanding before conversion	809,382	12,306,486
Shares converted into Investor Class (See Note 1)	367,380	5,727,527
Shares converted from Investor Class (See Note 1)	(5,578,278)	(91,406,101)

Net increase (decrease)	(4,401,516)	$(73,372,088)

Year ended October 31, 2016:
Shares sold	1,489,781	$20,925,050
Shares issued to shareholders in reinvestment of dividends and distributions	437,946	6,157,254
Shares redeemed	(1,193,327)	(16,867,271)

Net increase (decrease) in shares outstanding before conversion	734,400	10,215,033
Shares converted into Investor Class (See Note 1)	424,107	5,995,838
Shares converted from Investor Class (See Note 1)	(339,282)	(4,833,049)

Net increase (decrease)	819,225	$11,377,822

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	206,256	$3,064,684
Shares issued to shareholders in reinvestment of dividends and distributions	93,581	1,331,651
Shares redeemed	(479,809)	(7,300,097)

Net increase (decrease) in shares outstanding before conversion	(179,972)	(2,903,762)
Shares converted from Class B (See Note 1)	(453,278)	(6,896,279)

Net increase (decrease)	(633,250)	$(9,800,041)

Year ended October 31, 2016:
Shares sold	517,425	$7,094,266
Shares issued to shareholders in reinvestment of dividends and distributions	165,212	2,273,317
Shares redeemed	(522,133)	(7,181,128)

Net increase (decrease) in shares outstanding before conversion	160,504	2,186,455
Shares converted from Class B (See Note 1)	(453,010)	(6,247,953)

Net increase (decrease)	(292,506)	$(4,061,498)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	384,998	$5,801,493
Shares issued to shareholders in reinvestment of dividends and distributions	52,270	744,852
Shares redeemed	(405,247)	(6,200,974)

Net increase (decrease)	32,021	$345,371

Year ended October 31, 2016:
Shares sold	363,052	$4,991,369
Shares issued to shareholders in reinvestment of dividends and distributions	82,384	1,135,538
Shares redeemed	(438,002)	(6,010,942)

Net increase (decrease)	7,434	$115,965

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	104,877	$1,664,654
Shares issued to shareholders in reinvestment of dividends and distributions	12,278	181,229
Shares redeemed	(41,529)	(645,267)

Net increase (decrease)	75,626	$1,200,616

Year ended October 31, 2016:
Shares sold	90,386	$1,295,086
Shares issued to shareholders in reinvestment of dividends and distributions	14,193	202,205
Shares redeemed	(44,586)	(631,707)

Net increase (decrease)	59,993	$865,584

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	10,263	$170,138
Shares issued to shareholders in reinvestment of dividends and distributions	69	997
Shares redeemed	(238)	(3,996)

Net increase (decrease)	10,094	$167,139

Period ended October 31, 2016 (a):
Shares sold	1,932	$25,000

Net increase (decrease)	1,932	$25,000

(a) Inception date was February 29, 2016.

78	MainStay Asset Allocation Funds

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

79

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a “Fund” and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

80	MainStay Asset Allocation Funds

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain Funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals, as applicable. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. The Special Meeting was adjourned with respect to Proposal 2. We reconvened the Special Meeting December 14, 2017 and Proposal 2 passed.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Results for Proposal 2 for MainStay Conservative Allocation Fund are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non- Votes
20,676,834.118	887,217.663	1,198,840.303	6,525,940.676

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
20,694,990.575	858,644.832	1,209,256.677	6,525,940.676

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
20,426,297.902	936,053.795	1,400,540.387	6,525,940.676

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non- Votes
20,861,769.832	755,372.565	1,145,749.687	6,525,940.676

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
20,685,530.996	919,008.795	1,158,352.293	6,525,940.676

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non- Votes
20,502,709.727	1,074,430.801	1,185,751.556	6,525,940.676

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non- Votes
20,596,693.963	888,815.149	1,277,382.972	6,525,940.676

81

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non- Votes
21,083,660.544	474,084.145	1,205,147.395	6,525,940.676

Results for Proposal 2 for MainStay Moderate Allocation Fund are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,113,814.095	1,854,655.401	2,635,537.758	6,208,502.293

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,624,322.496	1,396,541.225	2,583,143.533	6,208,502.293

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,094,995.847	1,858,167.772	2,650,843.635	6,208,502.293

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,498,086.859	1,446,340.143	2,659,580.252	6,208,502.293

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
31,940,503.821	2,129,658.165	2,533,845.268	6,208,502.293

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,375,401.304	1,679,197.560	2,549,408.390	6,208,502.293

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,392,021.303	1,537,812.046	2,674,173.905	6,208,502.293

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,823,595.958	927,996.543	2,852,414.753	6,208,502.293

Results for Proposal 2 for MainStay Moderate Growth Allocation Fund are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A —Borrowing:

Votes For	Votes Against	Abstentions	Broker Non- Votes
31,771,199.774	1,809,686.658	1,689,942.690	5,234,136.822

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
30,525,015.668	2,981,850.938	1,763,962.516	5,234,136.822

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
30,259,046.252	3,210,762.106	1,801,020.764	5,234,136.822

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non- Votes
31,924,452.060	1,593,928.943	1,752,448.119	5,234,136.822

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
31,650,518.221	1,885,563.519	1,734,747.382	5,234,136.822

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non- Votes
30,147,824.095	3,226,273.643	1,896,731.384	5,234,136.822

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non- Votes
30,376,859.965	3,068,903.103	1,825,066.054	5,234,136.822

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,157,570.920	1,245,855.738	1,867,402.464	5,234,136.822

Results for Proposal 2 for MainStay Growth Allocation Fund are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,224,487.293	1,158,989.087	943,327.076	2,723,273.386

82	MainStay Asset Allocation Funds

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,412,074.640	799,200.286	1,115,528.530	2,723,273.386

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,184,583.263	1,111,104.391	1,031,115.802	2,723,273.386

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,391,399.403	902,284.595	1,033,119.458	2,723,273.386

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,512,578.611	822,869.982	991,354.863	2,723,273.386

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,039,385.213	983,408.486	1,304,009.757	2,723,273.386

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,443,250.783	833,895.796	1,049,656.877	2,723,273.386

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,705,338.668	554,555.226	1,066,909.562	2,723,273.386

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Allocation Funds paid the following as long term capital gain distributions.

MainStay Conservative Allocation Fund	$1,203,669
MainStay Moderate Allocation Fund	11,494,107
MainStay Moderate Growth Allocation Fund	14,917,789
MainStay Growth Allocation Fund	9,838,202

For the fiscal year ended October 31, 2017, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Conservative Allocation Fund	$1,009,927
MainStay Moderate Allocation Fund	3,722,666
MainStay Moderate Growth Allocation Fund	3,218,170
MainStay Growth Allocation Fund	1,523,491

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2017 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	8.09%
MainStay Moderate Allocation Fund	19.24%
MainStay Moderate Growth Allocation Fund	19.73%
MainStay Growth Allocation Fund	31.24%

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2017 is listed below.

FTC$
MainStay Conservative Allocation Fund	$101,500
MainStay Moderate Allocation Fund	278,251
MainStay Moderate Growth Allocation Fund	408,015
MainStay Growth Allocation Fund	276,350

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Allocation Funds are required to file with the SEC its proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

83

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

84	MainStay Asset Allocation Funds

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

85

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

86	MainStay Asset Allocation Funds

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

87

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1718020 MS286-17	MSAA11-12/17 (NYLIM) NL224

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–2.77 0.23%	0.72 1.33%	3.32 3.63%	0.75 0.75%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.01 –0.01	0.53 1.14	2.88 3.21	0.98 0.98
Class I Shares	No Sales Charge		1/2/1991	0.53	1.67	4.01	0.50

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[3]	0.90%	2.04%	4.19%
Morningstar Intermediate-Term Bond Category Average[4]	1.52	2.07	4.20

3.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,014.10	$2.94	$1,022.20	$2.96	0.58%

Investor Class Shares	$1,000.00	$1,011.30	$4.66	$1,020.60	$4.69	0.92%

Class I Shares	$1,000.00	$1,015.10	$2.03	$1,023.20	$2.04	0.40%

1	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.375%, due 5/31/18–8/15/27

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.00%, due 5/1/19–10/1/47

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.50%, due 6/15/26–4/20/47

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–8.00%, due 8/1/18–10/1/47

5.	United States Treasury Bonds, 3.00%–4.50%, due 2/15/36–5/15/47
6.	iShares 1-3 Year Credit Bond ETF

7.	FHLMC Multifamily Structured Pass-Through Certificates, 3.30%–3.303%, due 4/25/23–7/25/24

8.	Morgan Stanley, 4.00%–5.50%, due 7/24/20–7/23/25

9.	Federal National Mortgage Association, 1.00%–6.21%, due 10/24/19–8/6/38

10.	Federal Home Loan Mortgage Corporation, 2.375%–3.75%, due 3/27/19–1/13/22

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis1 of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Indexed Bond Fund returned 0.23% for Class A shares and –0.01% for Investor Class shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 0.53%. For the 12 months ended October 31, 2017, all share classes underperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. Over the same period, all share classes underperformed the 1.52% return of the Morningstar Intermediate-Term Bond Category Average.3 See page 5 for Fund returns with applicable sales charges.

What was the Fund’s duration4 strategy during the reporting period?

The Fund maintained a passive duration strategy during the reporting period. From time to time, there may be slight variations in the Fund’s duration when compared to the Bloomberg Barclays U.S. Aggregate Bond Index. These differences tend to have minimal impact on the Fund’s relative performance. As of October 31, 2017, both the Fund and the Bloomberg Barclays U.S. Aggregate Bond Index had a duration of approximately 5.82 years.

During the reporting period, which credit-rating categories in which the Fund may principally invest were strong performers and which credit rating categories were weak?

During the reporting period, the best-performing investment-grade assets were those with the lowest quality. Of the broad investment-grade credit-rating categories, BBB-rated securities5 provided the highest excess returns.6 During the reporting period, securities rated AA and AAA had the lowest excess returns. Securities rated A followed those rated AAA and AA, with the second-lowest excess returns. Crossover credit (securities rated investment grade by one rating agency and non–investment grade by another) outperformed all investment-grade bond categories during the reporting period.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s absolute performance, and which sectors detracted the most?

All broad sectors other than U.S. Treasury securities in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive total returns for the Fund during the reporting period. The U.S. corporate sector, led by utilities and industrials, outperformed all other asset classes in the Bloomberg Barclays U.S. Aggregate Bond Index and in the Fund. Within the non-corporate sector, the foreign local government subsector was the best performer for the Fund. Within securitized products, commercial mortgage-backed securities outperformed mortgage-backed securities and asset-backed securities. U.S. government agencies outperformed U.S. Treasury securities, which detracted the most from the Fund’s absolute performance during the reporting period.

1.	George Cherpelis served as a portfolio manager of the Fund until November 6, 2017. On November 6, 2017, Kenneth Sommer was added as a portfolio manager of the Fund.
2.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
3.	See footnote on page 6 for more information on the Morningstar Intermediate-Term Bond Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations-only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2017

	Principal Amount	Value

Long-Term Bonds 95.3%† Asset-Backed Securities 0.6%
Auto Floor Plan 0.4%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A 1.789%, due 6/15/20 (a)	$600,000	$601,650

Home Equity 0.1%
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.772%, due 6/25/33 (b)	83,816	83,434

Other ABS 0.1%
MVW Owner Trust Series 2017-1A, Class A 2.42%, due 12/20/34 (c)	196,445	195,585

Total Asset-Backed Securities (Cost $880,084)		880,669

Corporate Bonds 24.3%
Aerospace & Defense 0.5%
Boeing Co. 2.35%, due 10/30/21	125,000	126,008
L3 Technologies, Inc. 5.20%, due 10/15/19	100,000	105,915
Lockheed Martin Corp. 4.70%, due 5/15/46	100,000	112,778
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	105,566
United Technologies Corp. 3.10%, due 6/1/22	250,000	256,579

		706,846

Agriculture 0.2%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	238,944

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	19,055	20,246

Auto Manufacturers 0.9%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	224,153
Ford Motor Credit Co. LLC 3.81%, due 1/9/24	500,000	512,906

	Principal Amount	Value

Auto Manufacturers (continued)
General Motors Financial Co., Inc. 5.25%, due 3/1/26	$300,000	$327,730
Toyota Motor Credit Corp. 3.40%, due 9/15/21	200,000	208,381

		1,273,170

Banks 4.4%
Bank of America Corp. 5.00%, due 1/21/44	200,000	232,457
5.70%, due 1/24/22	225,000	252,575
BNP Paribas S.A. 3.25%, due 3/3/23	200,000	205,492
Capital One Financial Corp. 3.75%, due 4/24/24	250,000	259,079
Citigroup, Inc. 5.875%, due 2/22/33	250,000	296,810
Cooperatieve Rabobank UA 5.75%, due 12/1/43	250,000	317,422
Credit Suisse A.G. 3.625%, due 9/9/24	250,000	260,286
Goldman Sachs Group, Inc. 2.35%, due 11/15/21	975,000	965,701
4.25%, due 10/21/25	150,000	156,498
HSBC Holdings PLC 4.30%, due 3/8/26	300,000	321,796
JPMorgan Chase & Co. 4.85%, due 2/1/44	250,000	289,152
♦Morgan Stanley 4.00%, due 7/23/25	200,000	210,617
5.50%, due 7/24/20	885,000	960,308
Northern Trust Corp. 3.45%, due 11/4/20	100,000	103,852
PNC Financial Services Group, Inc. 5.125%, due 2/8/20	400,000	427,101
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	103,285
Wells Fargo & Co. 4.48%, due 1/16/24	353,000	380,157
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	189,714

		5,932,302

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc. 4.90%, due 2/1/46	200,000	224,922
Coca-Cola Co. 3.15%, due 11/15/20	225,000	233,285
Diageo Capital PLC 2.625%, due 4/29/23	250,000	252,157
Pepsi-Cola Metropolitan Bottling Co., Inc. 7.00%, due 3/1/29	60,000	81,626

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Beverages (continued)
PepsiCo, Inc. 2.85%, due 2/24/26	$100,000	$99,528

		891,518

Biotechnology 0.6%
Amgen, Inc. 3.125%, due 5/1/25	225,000	226,292
Celgene Corp. 3.625%, due 5/15/24	200,000	206,313
Gilead Sciences, Inc. 3.70%, due 4/1/24	400,000	421,058

		853,663

Chemicals 0.4%
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	104,486
LYB International Finance B.V. 4.00%, due 7/15/23	100,000	105,693
Monsanto Co. 4.40%, due 7/15/44	100,000	103,868
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	157,784
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	138,706

		610,537

Computers 0.3%
Apple, Inc. 4.45%, due 5/6/44	200,000	222,937
HP, Inc. 4.375%, due 9/15/21	150,000	159,222

		382,159

Cosmetics & Personal Care 0.2%
Procter & Gamble Co. 2.70%, due 2/2/26	250,000	247,869

Diversified Financial Services 0.6%
GE Capital International Funding Co. 4.418%, due 11/15/35	205,000	219,184
HSBC Finance Corp. 6.676%, due 1/15/21	145,000	163,076
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	75,000	110,332
Visa, Inc. 3.15%, due 12/14/25	250,000	255,518

		748,110

	Principal Amount	Value

Electric 2.4%
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	$100,000	$137,654
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	246,447
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	261,839
Exelon Corp. 7.60%, due 4/1/32	100,000	132,907
Florida Power & Light Co. 3.80%, due 12/15/42	150,000	155,472
Georgia Power Co. 4.75%, due 9/1/40	125,000	137,567
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	37,157
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	194,764
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	119,551
Pacific Gas & Electric Co. 3.25%, due 9/15/21	175,000	179,185
PacifiCorp 6.25%, due 10/15/37	200,000	269,006
PECO Energy Co. 5.95%, due 10/1/36	150,000	195,619
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	204,859
PSEG Power LLC 5.125%, due 4/15/20	80,000	85,231
8.625%, due 4/15/31	50,000	66,228
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	130,554
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	121,121
Southern California Edison Co. 4.50%, due 9/1/40	175,000	196,713
Virginia Electric & Power Co. 6.00%, due 5/15/37	175,000	226,390
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	200,214

		3,298,478

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	158,845

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	186,404

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Food 0.5%
Conagra Brands, Inc. 7.00%, due 10/1/28	$100,000	$126,235
Kraft Heinz Foods Co. 5.20%, due 7/15/45	125,000	136,303
Mondelez International, Inc. 4.00%, due 2/1/24	50,000	52,989
Tyson Foods, Inc. 4.50%, due 6/15/22	300,000	323,572

		639,099

Gas 0.1%
NiSource Finance Corp. 4.80%, due 2/15/44	175,000	194,876

Health Care—Products 0.3%
Medtronic, Inc. 3.50%, due 3/15/25	200,000	207,699
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	250,000	254,335

		462,034

Health Care—Services 0.7%
Aetna, Inc. 4.125%, due 6/1/21	175,000	184,036
Anthem, Inc. 5.95%, due 12/15/34	200,000	245,654
Cigna Corp. 5.125%, due 6/15/20	150,000	160,668
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	106,084
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	105,432
UnitedHealth Group, Inc. 4.75%, due 7/15/45	150,000	173,597

		975,471

Housewares 0.2%
Newell Brands, Inc. 3.85%, due 4/1/23	200,000	209,826

Insurance 0.7%
American International Group, Inc. 6.25%, due 5/1/36	100,000	127,620
AXA S.A. 8.60%, due 12/15/30	105,000	151,200
Chubb INA Holdings, Inc. 4.35%, due 11/3/45	150,000	166,132
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	161,522

	Principal Amount	Value

Insurance (continued)
MetLife, Inc. 4.75%, due 2/8/21	$100,000	$107,811
5.70%, due 6/15/35	100,000	124,551
Travelers Cos., Inc. 6.75%, due 6/20/36	75,000	104,431

		943,267

Iron & Steel 0.1%
Vale Overseas, Ltd. 4.375%, due 1/11/22	100,000	104,280

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	150,000	155,080

Machinery—Diversified 0.1%
Deere & Co. 4.375%, due 10/16/19	100,000	104,750

Media 1.0%
21st Century Fox America, Inc. 6.40%, due 12/15/35	175,000	223,667
Comcast Corp. (c) 3.999%, due 11/1/49	79,000	78,660
4.049%, due 11/1/52	194,000	192,504
Discovery Communications LLC 6.35%, due 6/1/40	105,000	122,562
Historic TW, Inc. 6.625%, due 5/15/29	94,000	115,870
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	125,071
Time Warner Cable LLC 5.00%, due 2/1/20	120,000	126,296
6.55%, due 5/1/37	275,000	323,022

		1,307,652

Mining 0.4%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	150,000	188,041
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	238,110
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	158,076

		584,227

Multi-National 0.4%
European Investment Bank 2.875%, due 9/15/20	250,000	256,900
Inter-American Development Bank 6.80%, due 10/15/25	250,000	319,321

		576,221

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas 2.1%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	$100,000	$112,515
Apache Corp. 4.75%, due 4/15/43	100,000	102,013
BP Capital Markets PLC 4.50%, due 10/1/20	300,000	319,944
Chevron Corp. 4.95%, due 3/3/19	125,000	130,267
ConocoPhillips Co. 2.40%, due 12/15/22	250,000	248,042
Devon Energy Corp. 4.00%, due 7/15/21	200,000	207,572
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	211,414
Exxon Mobil Corp. 3.043%, due 3/1/26	250,000	255,316
Hess Corp. 7.30%, due 8/15/31	100,000	120,621
Marathon Petroleum Corp. 5.125%, due 3/1/21	100,000	108,113
Noble Energy, Inc. 4.15%, due 12/15/21	250,000	263,729
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	180,452
Petroleos Mexicanos 6.625%, due 6/15/35	250,000	264,000
Statoil ASA 7.75%, due 6/15/23	125,000	157,247
Suncor Energy, Inc. 6.50%, due 6/15/38	100,000	133,258

		2,814,503

Pharmaceuticals 0.7%
AbbVie, Inc. 3.60%, due 5/14/25	175,000	179,892
AstraZeneca PLC 6.45%, due 9/15/37	100,000	133,900
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	171,532
McKesson Corp. 4.883%, due 3/15/44	100,000	108,459
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	99,022
Wyeth LLC 6.00%, due 2/15/36	200,000	263,171

		955,976

Pipelines 1.0%
Energy Transfer, L.P. 4.05%, due 3/15/25	250,000	254,223
5.20%, due 2/1/22	100,000	108,601

	Principal Amount	Value
Pipelines (continued)
Enterprise Products Operating LLC Series B 6.875%, due 3/1/33	$200,000	$259,128
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	330,043
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	185,013
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	150,195

		1,287,203

Real Estate Investment Trusts 0.5%
ERP Operating, L.P. 4.50%, due 6/1/45	150,000	161,986
Simon Property Group, L.P. 3.375%, due 3/15/22	325,000	335,526
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	139,036

		636,548

Retail 0.6%
CVS Health Corp. 6.25%, due 6/1/27	175,000	209,518
Home Depot, Inc. 5.875%, due 12/16/36	250,000	330,039
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	228,839
McDonald’s Corp. 3.70%, due 1/30/26	100,000	104,529

		872,925

Software 0.5%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	103,652
Microsoft Corp. 3.00%, due 10/1/20	250,000	257,987
Oracle Corp. 2.95%, due 5/15/25	300,000	303,004

		664,643

Telecommunications 1.9%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	200,000	204,345
AT&T, Inc. 4.35%, due 6/15/45	150,000	133,949
4.55%, due 3/9/49	6,000	5,434
5.20%, due 3/15/20	250,000	268,388
6.30%, due 1/15/38	300,000	349,796
Cisco Systems, Inc. 4.45%, due 1/15/20	200,000	211,034
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	120,283

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Orange S.A. 9.00%, due 3/1/31	$175,000	$265,206
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	233,779
Telefonica Emisiones SAU 7.045%, due 6/20/36	100,000	133,832
Verizon Communications, Inc. 4.672%, due 3/15/55	313,000	297,456
4.862%, due 8/21/46	165,000	166,493
Vodafone Group PLC 7.875%, due 2/15/30	100,000	136,800

		2,526,795

Transportation 0.8%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	225,000	288,147
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	134,852
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	146,480
FedEx Corp. 3.20%, due 2/1/25	100,000	102,075
8.00%, due 1/15/19	50,000	53,555
Norfolk Southern Corp. 4.837%, due 10/1/41	128,000	145,182
Union Pacific Corp. 2.75%, due 3/1/26	250,000	248,030

		1,118,321

Water 0.2%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	217,450

Total Corporate Bonds (Cost $30,342,176)		32,900,238

Foreign Government Bonds 2.1%
Foreign Governments 2.1%
Colombia Government International Bond 4.00%, due 2/26/24	300,000	312,300
5.00%, due 6/15/45	200,000	205,750
Mexico Government International Bond 4.15%, due 3/28/27	450,000	467,775
4.75%, due 3/8/44	250,000	249,250
Panama Government International Bond 3.75%, due 3/16/25	355,000	370,620
Peruvian Government International Bond 7.35%, due 7/21/25	275,000	359,700
Philippine Government International Bond 4.20%, due 1/21/24	300,000	328,419
Poland Government International Bond 3.00%, due 3/17/23	370,000	377,853

	Principal Amount	Value
Foreign Governments (continued)
Province of Quebec Canada Series NJ 7.50%, due 7/15/23	$100,000	$124,699

Total Foreign Government Bonds (Cost $2,728,794)		2,796,366

Mortgage-Backed Securities 2.3%
Agency (Collateralized Mortgage Obligations) 1.3%
♦FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2 3.30%, due 4/25/23 (a)	800,000	836,851
Series K039, Class A2 3.303%, due 7/25/24	800,000	837,620

		1,674,471

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	745,729
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46 (a)	600,000	648,351

		1,394,080

Total Mortgage-Backed Securities (Cost $2,997,552)		3,068,551

Municipal Bonds 0.8%
Texas 0.8%
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	900,000	1,082,079

Total Municipal Bonds (Cost $1,060,070)		1,082,079

U.S. Government & Federal Agencies 65.2%
♦Federal Home Loan Mortgage Corporation 0.8%
2.375%, due 1/13/22	500,000	507,164
3.75%, due 3/27/19	600,000	618,218

		1,125,382

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.5%
2.50%, due 6/1/28	338,987	342,766
2.50%, due 1/1/31	385,357	387,351
2.50%, due 12/1/31	91,221	91,693
3.00%, due 2/1/27	148,868	152,757

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 5/1/29 TBA (d)	$100,000	$102,473
3.00%, due 9/1/30	346,238	355,002
3.00%, due 8/1/43	625,482	628,790
3.00%, due 4/1/45	391,295	392,116
3.00%, due 4/1/46	186,438	186,894
3.00%, due 7/1/46	176,824	177,255
3.00%, due 9/1/46	278,540	279,222
3.00%, due 10/1/46	223,983	224,497
3.00%, due 11/1/46	283,112	283,717
3.00%, due 1/1/47	95,589	95,784
3.00%, due 3/1/47	100,000	100,185
3.50%, due 4/1/26	192,751	200,718
3.50%, due 4/1/32	137,548	143,403
3.50%, due 4/1/41	150,206	155,169
3.50%, due 3/1/42	240,574	248,536
3.50%, due 4/1/42	345,312	356,720
3.50%, due 7/1/44	134,111	138,264
3.50%, due 11/1/44 TBA (d)	400,000	411,043
3.50%, due 2/1/45	76,310	78,501
3.50%, due 9/1/45	843,239	867,447
3.50%, due 3/1/46	79,281	81,557
3.50%, due 4/1/46	252,012	259,246
3.50%, due 6/1/46	180,939	186,134
3.50%, due 12/1/46	93,325	96,005
4.00%, due 8/1/18	14,028	14,485
4.00%, due 2/1/31	98,779	104,356
4.00%, due 7/1/39	296,024	311,309
4.00%, due 12/1/40	195,915	206,394
4.00%, due 2/1/41	151,076	159,148
4.00%, due 5/1/44	482,233	506,223
4.00%, due 8/1/45	200,712	210,677
4.00%, due 9/1/45	67,502	70,854
4.00%, due 6/1/47	99,991	104,955
4.00%, due 10/1/47	50,000	52,482
4.50%, due 6/1/34	9,406	10,045
4.50%, due 6/1/35	45,937	49,254
4.50%, due 8/1/35	59,555	63,878
4.50%, due 7/1/39	5,243	5,615
4.50%, due 1/1/40	259,767	278,541
4.50%, due 8/1/40	202,512	217,083
4.50%, due 2/1/41	5,327	5,721
5.00%, due 8/1/35	201,266	219,661
5.00%, due 6/1/37	77,355	84,522
5.50%, due 9/1/35	55,944	62,348
5.50%, due 4/1/37	59,687	66,331
5.50%, due 4/1/38	54,231	60,505
5.50%, due 8/1/38	45,770	50,880
6.00%, due 5/1/40	88,155	99,612

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 11/1/25	$1,193	$1,324
6.50%, due 5/1/26	744	825
6.50%, due 3/1/27	2,818	3,125
6.50%, due 5/1/31	2,697	2,991
6.50%, due 8/1/31	1,565	1,741
6.50%, due 1/1/32	17,816	20,005
6.50%, due 3/1/32	9,214	10,218
6.50%, due 4/1/32	6,468	7,173
6.50%, due 7/1/32	6,727	7,460
6.50%, due 9/1/37	14,879	16,503
7.00%, due 4/1/26	1,985	2,212
7.00%, due 7/1/26	208	225
7.00%, due 12/1/27	2,717	2,976
7.00%, due 1/1/30	292	317
7.50%, due 1/1/26	388	429
7.50%, due 2/1/32	12,185	14,120
8.00%, due 7/1/26	95	109

		10,129,877

♦Federal National Mortgage Association 0.9%
1.00%, due 10/24/19	500,000	493,665
1.625%, due 1/21/20	250,000	249,863
6.21%, due 8/6/38	275,000	404,662

		1,148,190

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.6%
2.50%, due 11/1/31	95,443	95,935
2.50%, due 2/1/28	339,269	342,924
2.50%, due 9/1/28	229,323	231,785
2.50%, due 5/1/29 TBA (d)	160,000	160,725
2.50%, due 6/1/31	170,495	171,374
2.50%, due 9/1/31	90,587	91,054
2.50%, due 12/1/31	92,360	92,836
2.50%, due 1/1/32	186,013	186,972
2.50%, due 5/1/43	147,267	142,869
3.00%, due 8/1/21	155,634	159,564
3.00%, due 11/1/23	132,973	136,330
3.00%, due 12/1/24	71,300	73,104
3.00%, due 2/1/29	115,888	118,973
3.00%, due 6/1/29 TBA (d)	80,000	81,975
3.00%, due 8/1/30	193,316	198,483
3.00%, due 4/1/31	156,606	160,560
3.00%, due 3/1/32	94,195	96,573
3.00%, due 4/1/35	272,300	277,617
3.00%, due 6/1/36	342,205	347,857
3.00%, due 8/1/43	789,818	794,359
3.00%, due 9/1/43	766,959	771,408
3.00%, due 9/1/45	244,615	244,997
3.00%, due 3/1/46	85,025	85,179
3.00%, due 7/1/46	181,146	181,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 9/1/46	$655,168	$655,909
3.00%, due 11/1/46	476,213	476,751
3.00%, due 1/1/47	97,903	98,014
3.00%, due 4/1/47	48,289	48,344
3.00%, due 10/1/47	200,000	200,226
3.50%, due 2/1/21	59,646	61,967
3.50%, due 11/1/25	151,441	157,335
3.50%, due 11/1/27	77,343	80,581
3.50%, due 7/1/29	47,735	49,593
3.50%, due 5/1/31	206,032	213,482
3.50%, due 12/1/40	188,802	195,084
3.50%, due 12/1/41	182,789	188,750
3.50%, due 3/1/42	443,699	458,191
3.50%, due 10/1/43	417,338	429,921
3.50%, due 11/1/43	174,575	180,128
3.50%, due 1/1/44	180,996	186,881
3.50%, due 8/1/44 TBA (d)	500,000	513,848
3.50%, due 8/1/45	930,720	957,435
3.50%, due 10/1/45	144,235	148,375
3.50%, due 11/1/45	178,400	183,521
3.50%, due 1/1/46	170,986	175,894
3.50%, due 2/1/46	270,146	277,899
3.50%, due 3/1/46	150,394	154,710
3.50%, due 4/1/46	211,664	217,739
4.00%, due 3/1/22	73,485	76,149
4.00%, due 3/1/25	89,344	93,537
4.00%, due 1/1/31	103,854	109,742
4.00%, due 6/1/39	254,691	268,678
4.00%, due 12/1/39	324,007	341,615
4.00%, due 9/1/40	232,030	244,401
4.00%, due 3/1/41	453,787	478,308
4.00%, due 1/1/44 TBA (d)	200,000	209,922
4.00%, due 11/1/44	266,787	280,254
4.00%, due 11/1/45	153,751	161,417
4.00%, due 12/1/45	140,664	147,678
4.00%, due 6/1/46	163,811	172,040
4.00%, due 7/1/46	161,895	169,952
4.00%, due 2/1/47	173,229	181,850
4.00%, due 5/1/47	316,712	332,744
4.50%, due 5/1/19	950	966
4.50%, due 11/1/22	2,356	2,420
4.50%, due 4/1/24	39,141	39,808
4.50%, due 3/1/30	104,244	111,773
4.50%, due 3/1/40	472,174	511,587
4.50%, due 4/1/41	133,170	140,920
4.50%, due 9/1/41	95,046	101,806
4.50%, due 8/1/44	92,888	99,500
4.50%, due 11/1/44	81,760	87,552
4.50%, due 5/1/47	99,990	106,934

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/35	$115,799	$126,971
5.00%, due 7/1/37	186,509	204,531
5.00%, due 8/1/38	68,069	74,647
5.50%, due 5/1/35	67,349	74,258
5.50%, due 11/1/36	23,833	26,343
5.50%, due 8/1/37	148,017	165,701
6.00%, due 7/1/36	44,102	49,439
6.00%, due 12/1/36	17,737	20,146
6.00%, due 4/1/37	56,791	64,560
6.00%, due 8/1/37	20,949	23,616
6.00%, due 12/1/37	63,658	71,690
6.50%, due 8/1/32	32,493	36,264
6.50%, due 8/1/35	13,870	15,373
6.50%, due 8/1/36	587	660
6.50%, due 8/1/37	3,040	3,370
6.50%, due 10/1/37	1,050	1,209
6.50%, due 11/1/37	6,507	7,212
6.50%, due 12/1/37	15,289	17,478
7.50%, due 7/1/30	4,064	4,184
7.50%, due 7/1/31	15,694	17,211
8.00%, due 6/1/25	62	68
8.00%, due 9/1/25	506	554
8.00%, due 9/1/26	2,122	2,424
8.00%, due 10/1/26	211	212
8.00%, due 11/1/26	165	166

		17,035,221

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.2%
2.50%, due 1/20/47	191,681	187,632
3.00%, due 1/20/43	277,756	283,048
3.00%, due 8/15/43	55,878	56,930
3.00%, due 8/20/43	652,087	664,714
3.00%, due 9/15/43	125,085	127,438
3.00%, due 3/20/45	142,371	144,188
3.00%, due 4/1/45 TBA (d)	100,000	101,184
3.00%, due 7/20/45	225,854	228,734
3.00%, due 2/20/46	92,464	93,644
3.00%, due 8/20/46	921,003	932,750
3.00%, due 9/20/46	185,471	187,837
3.00%, due 12/20/46	284,467	288,095
3.50%, due 6/20/42	423,535	442,131
3.50%, due 4/15/43	175,941	183,225
3.50%, due 8/20/43	198,776	207,323
3.50%, due 11/20/43	543,360	566,724
3.50%, due 4/1/45 TBA (d)	630,000	653,448
3.50%, due 4/20/45	273,227	283,881
3.50%, due 12/20/45	739,908	768,707
3.50%, due 1/20/46	222,749	231,402
3.50%, due 2/20/46	91,563	95,113

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 11/20/46	$267,857	$278,182
3.50%, due 1/20/47	557,512	579,002
4.00%, due 9/15/40	199,972	211,328
4.00%, due 12/15/41	75,904	80,154
4.00%, due 1/20/42	617,819	653,099
4.00%, due 10/20/43	130,610	138,562
4.00%, due 8/20/44	295,761	312,765
4.00%, due 4/20/45	113,289	119,751
4.00%, due 12/20/45	64,271	67,938
4.00%, due 1/20/46	65,544	69,248
4.00%, due 2/20/46	66,527	70,286
4.00%, due 2/20/47	100,000	105,129
4.00%, due 4/20/47	138,281	145,569
4.50%, due 4/15/39	161,497	171,915
4.50%, due 5/20/39	145,143	156,028
4.50%, due 6/20/40	100,042	107,547
4.50%, due 9/15/40	60,373	64,977
4.50%, due 7/20/41	169,468	182,182
4.50%, due 9/20/43	104,583	110,981
5.00%, due 4/20/33	35,850	39,213
5.00%, due 8/15/33	26,695	29,011
5.00%, due 6/20/36	2,692	2,948
5.00%, due 8/15/39	112,935	124,513
5.00%, due 9/20/40	182,841	201,740
5.50%, due 3/15/33	112,997	127,916
5.50%, due 7/20/34	36,707	40,919
5.50%, due 12/20/35	64,802	71,799
6.00%, due 3/20/29	11,213	12,729
6.00%, due 12/15/32	6,475	7,344
6.00%, due 1/20/35	31,055	35,591
6.50%, due 6/15/35	653	747
8.00%, due 6/15/26	77	84
8.00%, due 10/15/26	89	96
8.00%, due 5/15/27	72	73
8.00%, due 7/15/27	213	230
8.00%, due 9/15/27	210	230
8.50%, due 7/15/26	586	651
8.50%, due 11/15/26	4,511	4,571

		11,053,196

♦United States Treasury Bonds 6.0%
3.00%, due 11/15/44	1,485,000	1,525,489
3.00%, due 11/15/45	75,000	76,928
3.00%, due 5/15/47	2,660,000	2,726,812
3.375%, due 5/15/44	250,000	274,756
4.50%, due 2/15/36	2,700,000	3,456,738

		8,060,723

	Principal Amount	Value
♦United States Treasury Notes 29.2%
0.75%, due 7/31/18	$75,000	$74,637
0.75%, due 9/30/18	1,325,000	1,316,356
0.875%, due 5/31/18	200,000	199,468
0.875%, due 9/15/19	600,000	592,172
1.00%, due 9/15/18	1,600,000	1,593,379
1.125%, due 1/31/19	500,000	497,578
1.125%, due 2/28/21	300,000	293,414
1.125%, due 6/30/21	915,000	891,660
1.25%, due 12/15/18	1,325,000	1,321,170
1.25%, due 12/31/18	200,000	199,391
1.25%, due 6/30/19	400,000	397,922
1.25%, due 8/31/19	300,000	298,219
1.25%, due 1/31/20	1,450,000	1,437,596
1.375%, due 7/31/19	600,000	597,914
1.375%, due 9/30/19	500,000	498,008
1.375%, due 2/15/20	450,000	447,223
1.375%, due 3/31/20	2,550,000	2,532,170
1.375%, due 9/15/20	1,075,000	1,064,964
1.375%, due 1/31/21	1,425,000	1,406,352
1.375%, due 4/30/21	300,000	295,465
1.375%, due 5/31/21	300,000	295,207
1.375%, due 6/30/23	1,475,000	1,417,556
1.50%, due 10/31/19	500,000	499,043
1.50%, due 6/15/20	250,000	248,769
1.50%, due 7/15/20	275,000	273,518
1.50%, due 8/15/20	650,000	646,344
1.50%, due 1/31/22	600,000	589,383
1.50%, due 2/28/23	425,000	412,914
1.625%, due 3/15/20	450,000	449,596
1.625%, due 10/15/20	1,750,000	1,745,215
1.625%, due 8/31/22	325,000	319,338
1.625%, due 4/30/23	600,000	585,539
1.625%, due 5/31/23	650,000	633,851
1.75%, due 3/31/22	300,000	297,375
1.75%, due 1/31/23	850,000	836,851
1.875%, due 1/31/22	400,000	398,969
1.875%, due 2/28/22	1,500,000	1,495,664
1.875%, due 3/31/22	250,000	249,082
1.875%, due 7/31/22	950,000	944,508
1.875%, due 9/30/22	925,000	918,966
1.875%, due 8/31/24	2,175,000	2,128,186
2.00%, due 10/31/22	575,000	574,663
2.125%, due 6/30/21	1,200,000	1,211,484
2.125%, due 2/29/24	125,000	124,634
2.125%, due 7/31/24	700,000	696,199
2.125%, due 9/30/24	250,000	248,506
2.125%, due 5/15/25	1,385,000	1,370,988
2.25%, due 11/15/25	1,030,000	1,025,976
2.25%, due 8/15/27	2,670,000	2,640,588

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.375%, due 5/15/27	$255,000	$255,119

		39,489,089

Total U.S. Government & Federal Agencies (Cost $88,195,708)		88,041,678

Total Long-Term Bonds (Cost $126,204,384)		128,769,581

	Shares
Exchange-Traded Funds 3.5%
♦iShares 1-3 Year Credit Bond ETF	45,391	4,777,403

Total Exchange-Traded Funds (Cost $4,782,590)		4,777,403

	Principal Amount
Short-Term Investment 2.4%
Repurchase Agreement 2.4%
RBC Capital Markets 1.02%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $3,215,091 (Collateralized by United States Treasury Notes with rates between 2.00% and 2.25% and maturity dates between 4/30/24 and 11/15/24, with a Principal Amount of $3,308,400 and a Market Value of $3,279,398)	$3,215,000	3,215,000

Total Short-Term Investment (Cost $3,215,000)		3,215,000

Total Investments (Cost $134,201,974)	101.2%	136,761,984
Other Assets, Less Liabilities	(1.2)	(1,660,132)
Net Assets	100.0%	$135,101,852
‡	Less than one-tenth of a percent.

(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(b)	Step coupon—Rate shown was the rate in effect as of October 31, 2017.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2017, the total net market value of these securities was $2,234,618, which represented 1.7% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	7	December 2017	$1,513,994	$1,507,516	$(6,478)
5-Year United States Treasury Note	16	December 2017	1,891,059	1,875,000	(16,059)
10-Year United States Treasury Note	3	December 2017	375,902	374,813	(1,089)
10-Year United States Treasury Ultra Note	2	December 2017	271,414	267,844	(3,570)
United States Treasury Long Bond	(31)	December 2017	(4,784,780)	(4,726,532)	58,248
United States Treasury Ultra Bond	20	December 2017	3,338,733	3,295,625	(43,108)

			$2,606,322	$2,594,266	$(12,056)

1.	As of October 31, 2017, cash in the amount of $29,635 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$880,669	$—	$880,669
Corporate Bonds	—	32,900,238	—	32,900,238
Foreign Government Bonds	—	2,796,366	—	2,796,366
Mortgage-Backed Securities	—	3,068,551	—	3,068,551
Municipal Bonds	—	1,082,079	—	1,082,079
U.S. Government & Federal Agencies	—	88,041,678	—	88,041,678

Total Long-Term Bonds	—	128,769,581	—	128,769,581

Exchange-Traded Funds	4,777,403	—	—	4,777,403
Short-Term Investment
Repurchase Agreement	—	3,215,000	—	3,215,000

Total Investments in Securities	4,777,403	131,984,581	—	136,761,984

Other Financial Instruments
Futures Contracts (b)	58,248	—	—	58,248

Total Investments in Securities and Other Financial Instruments	$4,835,651	$131,984,581	$—	$136,820,232

Liability Valuation Inputs
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(70,304)	$—	$—	$(70,304)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $134,201,974)	$136,761,984
Cash	3,054
Cash collateral on deposit at broker for futures contracts	29,635
Receivables:
Investment securities sold	1,789,726
Dividends and interest	734,541
Fund shares sold	75,397
Variation margin on futures contracts	94
Other assets	12,198

Total assets	139,406,629

Liabilities
Payables:
Investment securities purchased	3,489,879
Fund shares redeemed	690,180
Manager (See Note 3)	45,759
Shareholder communication	27,741
Transfer agent (See Note 3)	16,745
Custodian	10,928
Professional fees	8,573
NYLIFE Distributors (See Note 3)	5,516
Trustees	336
Accrued expenses	5,732
Dividend payable	3,388

Total liabilities	4,304,777

Net assets	$135,101,852

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,667
Additional paid-in capital	131,923,951

131,936,618
Undistributed net investment income	228,093
Accumulated net realized gain (loss) on investments and futures transactions	389,187
Net unrealized appreciation (depreciation) on investments and futures contracts	2,547,954

Net assets	$135,101,852

Class A
Net assets applicable to outstanding shares	$22,257,950

Shares of beneficial interest outstanding	2,088,760

Net asset value per share outstanding	$10.66
Maximum sales charge (3.00% of offering price)	0.33

Maximum offering price per share outstanding	$10.99

Investor Class
Net assets applicable to outstanding shares	$3,094,026

Shares of beneficial interest outstanding	288,784

Net asset value per share outstanding	$10.71
Maximum sales charge (3.00% of offering price)	0.33

Maximum offering price per share outstanding	$11.04

Class I
Net assets applicable to outstanding shares	$109,749,876

Shares of beneficial interest outstanding	10,289,046

Net asset value and offering price per share outstanding	$10.67

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$4,912,210
Dividends	77,077
Other income	183

Total income	4,989,470

Expenses
Manager (See Note 3)	438,804
Transfer agent (See Note 3)	218,667
Distribution/Service—Class A (See Note 3)	65,903
Distribution/Service—Investor Class (See Note 3)	12,074
Professional fees	61,654
Registration	49,086
Shareholder communication	23,086
Custodian	18,259
Trustees	4,222
Miscellaneous	14,098

Total expenses before waiver/reimbursement	905,853
Expense waiver/reimbursement from Manager (See Note 3)	(99,546)

Net expenses	806,307

Net investment income (loss)	4,183,163

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,431,243
Futures transactions	(334,060)

Net realized gain (loss) on investments and futures transactions	1,097,183

Net change in unrealized appreciation (depreciation) on:
Investments	(6,070,668)
Futures contracts	119,801

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,950,867)

Net realized and unrealized gain (loss) on investments and futures transactions	(4,853,684)

Net increase (decrease) in net assets resulting from operations	$(670,521)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,183,163	$6,121,862
Net realized gain (loss) on investments and futures transactions	1,097,183	2,016,824
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,950,867)	1,103,722

Net increase (decrease) in net assets resulting from operations	(670,521)	9,242,408

Dividends and distributions to shareholders:
From net investment income:
Class A	(570,151)	(828,444)
Investor Class	(92,471)	(102,466)
Class I	(3,518,646)	(5,502,325)

	(4,181,268)	(6,433,235)

From net realized gain on investments:
Class A	(429,862)	(396,039)
Investor Class	(64,266)	(47,068)
Class I	(2,093,678)	(2,510,489)

	(2,587,806)	(2,953,596)

Total dividends and distributions to shareholders	(6,769,074)	(9,386,831)

Capital share transactions:
Net proceeds from sale of shares	42,512,767	62,935,990
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,692,433	9,221,010
Cost of shares redeemed	(144,650,521)	(121,922,439)

Increase (decrease) in net assets derived from capital share transactions	(95,445,321)	(49,765,439)

Net increase (decrease) in net assets	(102,884,916)	(49,909,862)

Net Assets
Beginning of year	237,986,768	287,896,630

End of year	$135,101,852	$237,986,768

Undistributed net investment income at end of year	$228,093	$220,405

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$11.01	$10.99		$11.12	$10.98	$11.60

Net investment income (loss)	0.23	0.23		0.23	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.22)	0.14		(0.08)	0.15	(0.39)

Total from investment operations	0.01	0.37		0.15	0.38	(0.21)

Less dividends and distributions:
From net investment income	(0.23)	(0.24)		(0.25)	(0.24)	(0.18)
From net realized gain on investments	(0.13)	(0.11)		(0.03)	—	(0.23)

Total dividends and distributions	(0.36)	(0.35)		(0.28)	(0.24)	(0.41)

Net asset value at end of year	$10.66	$11.01		$10.99	$11.12	$10.98

Total investment return (a)	0.23%	3.50%		1.34%	3.51%	(1.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%	2.09	%(b)	2.00%	2.10%	1.58%
Net expenses	0.71%	0.67	%(c)	0.74%	0.74%	0.79%
Portfolio turnover rate (d)	89%	89%		155%	131%	154%
Net assets at end of year (in 000’s)	$22,258	$36,822		$38,662	$42,368	$52,658

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$11.06	$11.04		$11.17	$11.03	$11.65

Net investment income (loss)	0.22	0.21		0.21	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.23)	0.14		(0.08)	0.15	(0.39)

Total from investment operations	(0.01)	0.35		0.13	0.36	(0.22)

Less dividends and distributions:
From net investment income	(0.21)	(0.22)		(0.23)	(0.22)	(0.17)
From net realized gain on investments	(0.13)	(0.11)		(0.03)	—	(0.23)

Total dividends and distributions	(0.34)	(0.33)		(0.26)	(0.22)	(0.40)

Net asset value at end of year	$10.71	$11.06		$11.04	$11.17	$11.03

Total investment return (a)	(0.01%)	3.31%		1.16%	3.30%	(1.95%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	1.92	%(b)	1.82%	1.92%	1.46%
Net expenses	0.92%	0.84	%(c)	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.98%	0.98%		0.98%	0.97%	1.00%
Portfolio turnover rate (d)	89%	89%		155%	131%	154%
Net assets at end of year (in 000’s)	$3,094	$5,381		$4,617	$4,811	$5,563

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$11.02	$11.00		$11.13	$10.99	$11.61

Net investment income (loss)	0.28	0.27		0.26	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	0.14		(0.08)	0.15	(0.39)

Total from investment operations	0.05	0.41		0.18	0.42	(0.16)

Less dividends and distributions:
From net investment income	(0.27)	(0.28)		(0.28)	(0.28)	(0.23)
From net realized gain on investments	(0.13)	(0.11)		(0.03)	—	(0.23)

Total dividends and distributions	(0.40)	(0.39)		(0.31)	(0.28)	(0.46)

Net asset value at end of year	$10.67	$11.02		$11.00	$11.13	$10.99

Total investment return (a)	0.53%	3.86%		1.69%	3.85%	(1.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.43	%(b)	2.33%	2.43%	1.96%
Net expenses	0.40%	0.32	%(c)	0.40%	0.41%	0.43%
Expenses (before waiver/reimbursement)	0.47%	0.50%		0.49%	0.49%	0.54%
Portfolio turnover rate (d)	89%	89%		155%	131%	154%
Net assets at end of year (in 000’s)	$109,750	$195,784		$244,618	$290,617	$340,887

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

25

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

26	MainStay Indexed Bond Fund

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2017, is accreted daily based on the effective interest method.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under

27

Notes to Financial Statements (continued)

certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations,

28	MainStay Indexed Bond Fund

future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets–Net unrealized appreciation on investments and futures contracts (a)	$58,248	$58,248

Total Fair Value		$58,248	$58,248

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets–Net unrealized depreciation on investments and futures contracts (a)	$(70,304)	$(70,304)

Total Fair Value		$(70,304)	$(70,304)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(334,060)	$(334,060)

Total Realized Gain (Loss)		$(334,060)	$(334,060)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$119,801	$119,801

Total Change in Unrealized Appreciation (Depreciation)		$119,801	$119,801

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$8,691,011	$8,691,011
Futures Contracts Short	$(4,903,444)	$(4,903,444)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

29

Notes to Financial Statements (continued)

Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points for Class A, to Class T. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $438,804 and waived its fees and/or reimbursed expenses in the amount of $99,546.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,851 and $1,070, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $291.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$30,537
Investor Class	18,571
Class I	169,559

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$134,298,993	$3,436,458	$(973,467)	$2,462,991

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$232,000	$437,939	$(3,388)	$2,498,683	$3,165,234

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from

30	MainStay Indexed Bond Fund

permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$5,793	$(5,793)	$—

The reclassifications for the Fund are primarily due to Mortgage Dollar Roll adjustments.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$4,916,869	$7,114,015
Long-Term Capital Gain	1,852,205	2,272,816
Total	$6,769,074	$9,386,831

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of U.S. government securities were $145,385 and $208,303, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $9,187 and $44,526, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	347,518	$3,707,203
Shares issued to shareholders in reinvestment of dividends and distributions	90,553	956,782
Shares redeemed	(1,876,264)	(19,918,719)

Net increase (decrease) in shares outstanding before conversion	(1,438,193)	(15,254,734)
Shares converted into Class A (See Note 1)	194,674	2,079,514
Shares converted from Class A (See Note 1)	(13,524)	(143,380)

Net increase (decrease)	(1,257,043)	$(13,318,600)

Year ended October 31, 2016:
Shares sold	878,325	$9,633,824
Shares issued to shareholders in reinvestment of dividends and distributions	107,928	1,178,030
Shares redeemed	(1,154,961)	(12,643,442)

Net increase (decrease) in shares outstanding before conversion	(168,708)	(1,831,588)
Shares converted into Class A (See Note 1)	18,788	206,100
Shares converted from Class A (See Note 1)	(23,299)	(257,508)

Net increase (decrease)	(173,219)	$(1,882,996)

31

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	57,342	$613,067
Shares issued to shareholders in reinvestment of dividends and distributions	14,557	154,644
Shares redeemed	(87,409)	(934,613)

Net increase (decrease) in shares outstanding before conversion	(15,510)	(166,902)
Shares converted into Investor Class (See Note 1)	11,473	122,342
Shares converted from Investor Class (See Note 1)	(193,612)	(2,079,514)

Net increase (decrease)	(197,649)	$(2,124,074)

Year ended October 31, 2016:
Shares sold	133,903	$1,476,665
Shares issued to shareholders in reinvestment of dividends and distributions	13,408	147,158
Shares redeemed	(83,516)	(925,101)

Net increase (decrease) in shares outstanding before conversion	63,795	698,722
Shares converted into Investor Class (See Note 1)	23,173	257,508
Shares converted from Investor Class (See Note 1)	(18,695)	(206,100)

Net increase (decrease)	68,273	$750,130

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,572,244	$38,192,497
Shares issued to shareholders in reinvestment of dividends and distributions	527,462	5,581,007
Shares redeemed	(11,585,726)	(123,797,189)

Net increase (decrease) in shares outstanding before conversion	(7,486,020)	(80,023,685)
Shares converted into Class I (See Note 1)	1,985	21,038

Net increase (decrease)	(7,484,035)	$(80,002,647)

Year ended October 31, 2016:
Shares sold	4,687,213	$51,825,501
Shares issued to shareholders in reinvestment of dividends and distributions	722,955	7,895,822
Shares redeemed	(9,881,343)	(108,353,896)

Net increase (decrease)	(4,471,175)	$(48,632,573)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Indexed Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Indexed Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Indexed Bond Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

33

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. The Special Meeting was adjourned with respect to Proposal 2. We reconvened the Meeting on December 14, 2017 and Proposal 2 passed.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Results for Proposal 2 are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,473,921.275	42,658.651	56,850.385	830,499.763

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,479,649.917	36,900.517	56,879.877	830,499.763

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,441,431.418	73,907.013	58,091.880	830,499.763

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,446,609.448	67,244.546	59,576.317	830,499.763

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,452,766.263	64,156.916	56,507.132	830,499.763

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,445,607.291	67,833.465	59,989.555	830,499.763

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,477,382.001	36,853.462	59,194.848	830,499.763

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,484,708.913	30,455.969	58,265.429	830,499.763

34	MainStay Indexed Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,852,205 as long term capital gain distributions.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

37

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay Indexed Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716014 MS286-17	MSIN11-12/17 (NYLIM) NL228

MainStay Total Return Bond Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–2.37 2.23%	1.09 2.03%	4.08 4.56%	1.13 1.13%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.48 2.11	1.05 1.99	3.81 4.31	0.98 0.98
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–3.64 1.36	0.86 1.23	3.69 3.69	1.73 1.73
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	0.36 1.36	1.21 1.21	3.69 3.69	1.73 1.73
Class I Shares	No Sales Charge		1/2/1991	2.56	2.36	4.90	0.88
Class R1 Shares	No Sales Charge		6/29/2012	2.46	2.26	2.81	0.98
Class R2 Shares	No Sales Charge		6/29/2012	2.18	1.98	2.53	1.24
Class R3 Shares	No Sales Charge		2/29/2016	1.93	4.13	N/A	1.48
Class R6 Shares	No Sales Charge		12/29/2014	2.62	2.75	N/A	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[4]	0.90%	2.04%	4.19%
Morningstar Intermediate-Term Bond Category Average[5]	1.52	2.07	4.20

4.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,020.10	$4.58	$1,020.70	$4.58	0.90%

Investor Class Shares	$1,000.00	$1,020.50	$5.04	$1,020.20	$5.04	0.99%

Class B Shares	$1,000.00	$1,015.80	$8.84	$1,016.40	$8.84	1.74%

Class C Shares	$1,000.00	$1,015.80	$8.84	$1,016.40	$8.84	1.74%

Class I Shares	$1,000.00	$1,021.70	$3.06	$1,022.20	$3.06	0.60%

Class R1 Shares	$1,000.00	$1,021.20	$3.57	$1,021.70	$3.57	0.70%

Class R2 Shares	$1,000.00	$1,019.90	$4.84	$1,020.40	$4.84	0.95%

Class R3 Shares	$1,000.00	$1,018.60	$6.11	$1,019.20	$6.11	1.20%

Class R6 Shares	$1,000.00	$1,022.10	$2.60	$1,022.60	$2.60	0.51%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.50%, due 4/1/18–11/15/47

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 1/1/21–11/15/47

3.	United States Treasury Notes, 1.25%–2.50%, due 8/31/20–11/15/26

4.	United States Treasury Bonds, 2.50%–6.25%, due 5/15/30–2/15/47

5.	Goldman Sachs Group, Inc., 3.00%–6.75%, due 1/18/18–10/1/37
6.	Morgan Stanley, 2.625%–5.75%, due 1/25/21–7/22/38

7.	Bank of America Corp., 3.30%–6.30%, due 1/24/22–12/29/49

8.	Citigroup, Inc., 2.50%–5.30%, due 7/29/19–5/6/44

9.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 7/15/28–11/15/47

10.	AT&T, Inc., 3.80%–5.00%, due 3/1/21–3/1/24

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Total Return Bond Fund returned 2.23% for Class A shares, 2.11% for Investor Class shares, and 1.36% for Class B and Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 2.56%, Class R1 shares returned 2.46%, Class R2 shares returned 2.18%, Class R3 shares returned 1.93% and Class R6 shares returned 2.62%. For the 12 months ended October 31, 2017, all share classes outperformed the 0.90% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes except Class B and Class C shares outperformed the 1.52% return of the Morningstar Intermediate-Term Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index was primarily the result of overweight positions in credit (investment-grade corporate bonds and high-yield corporate bonds). In each case, the positions offered a yield advantage and enhanced total return as credit spreads3 narrowed in relation to comparable-duration U.S. Treasury securities during the reporting period. Most industries held in the Fund generated positive returns, with financials, basic industry, capital goods and technology being the strongest contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Throughout the reporting period, our strategy was to maintain overweight positions in spread products. The Fund reduced its allocation to high-yield corporate bonds in favor of investment-grade corporate bonds as spreads continued to narrow during the reporting period. U.S. Treasury yields rose across the maturity spectrum during the reporting period. Because the Fund’s duration4 was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period, the Fund was less sensitive than its benchmark to this change.

Detracting from performance was the Fund’s underweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in commercial-mortgage backed securities. Moving directionally with corporate bonds, commercial mortgage-backed securities outperformed comparable-duration U.S. Treasury securities, although they underperformed comparable-duration corporate bonds. The latter fact corroborated our view that corporate bonds offered better relative value than commercial mortgage-backed securities during the reporting period.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration during the reporting period. At the end of the reporting period, the Fund’s 5.8-year duration was 0.2 years shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a shorter-duration posture, the Fund held U.S. Treasury futures.

The Fund’s duration affected the Fund in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. As U.S. Treasury yields rose, the Fund’s shorter-duration posture helped performance relative to the benchmark and longer-duration peers.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period we promoted credit risk as the principal driver of performance. We expected credit (investment-grade corporate bonds, high-yield corporate bonds and bank loans) to have returns that were superior to those on government-related debt because a low-interest-rate environment could spark healthy demand for higher-yielding products. While we continued to believe that credit spreads could tighten modestly, we reduced the Fund’s exposure to high-yield credits in favor of investment-grade credits as spreads continued to tighten.

During the reporting period we also selectively and rather moderately added to the Fund’s weighting in emerging-market debt, with a focus on quasi-sovereigns in stable regimes such as Mexico as well as hard-currency corporate bonds that provided a margin of safety. Valuations generally remained fair across the credit sectors, but we believe that greater vigilance may be needed as we navigate the late stages of the current economic cycle.

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate-Term Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period the Fund’s position in high-yield corporate bonds was the most substantial positive contributor to performance on an absolute and a relative basis. Our positions within investment-grade corporate bonds and, to a lesser degree, emerging-market debt also contributed positively to returns.

Among corporate bonds, there were several positive contributors to the Fund’s performance.

•	Lower interest rates enabled banks to preserve margins and profitability. Among the Fund holdings that benefited were Goldman Sachs, Bank of America, Citigroup, Lloyds Banking Group, JPMorgan Chase & Co., and Ally Financial.

•	Commodity-sensitive sectors (energy and metals/mining) rebounded on prospects of improved economic growth. Fund holdings such as Marathon Petroleum, Valero, AK Steel and Arcelor Mittal contributed positively to performance.

•	Pricing power and stronger investment income enabled the Fund’s holdings in property/casualty insurers, such as XL Group, Liberty Mutual, Validus and Markel, to benefit the Fund’s performance.

During the reporting period, however, other corporate sectors detracted from the Fund’s performance.

•	Shifting consumer-spending patterns and online competition led to sluggish performance for Fund retail holdings such as
Nordstrom, Dollar Tree and Limited Brands, for whom mall traffic is a key source of revenue.

•	Fierce competition among media, telecommunication services and cable platforms weakened the performance of Fund positions in NBC Universal, Verizon and Time Warner.

Did the Fund make any significant purchases or sales during the reporting period?

We modestly lowered the Fund’s risk profile by paring back exposure to high-yield corporate bonds and investing the proceeds into investment-grade corporate bonds. We also narrowed the Fund’s duration gap in relation to the Bloomberg Barclays U.S. Aggregate Bond Index. Although we had a small exposure to commercial mortgage-backed securities, we elected not to reinvest paydowns back into the sector, so the Fund’s weighting in commercial mortgage-backed securities declined moderately. Other trading activity for the reporting period consisted primarily of relative-value trades in corporate bonds, reinvestments of mortgage paydowns and responses to periodic contributions and withdrawals.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and high-grade corporate bonds. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Total Return Bond Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 95.7%† Corporate Bonds 56.0%
Aerospace & Defense 0.6%
Harris Corp. 5.054%, due 4/27/45	$3,000,000	$3,467,955
KLX, Inc. 5.875%, due 12/1/22 (a)	4,395,000	4,598,269

		8,066,224

Agriculture 1.2%
Altria Group, Inc. 5.375%, due 1/31/44	700,000	839,597
9.25%, due 8/6/19	2,838,000	3,193,086
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	2,635,000	2,557,048
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,194,064
Philip Morris International, Inc. 1.625%, due 2/21/19	1,000,000	997,917
4.25%, due 11/10/44	2,100,000	2,199,437
4.375%, due 11/15/41	1,075,000	1,139,186
Reynolds American, Inc. 8.125%, due 6/23/19	720,000	789,338

		14,909,673

Airlines 0.5%
American Airlines, Inc. Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31	6,000,000	6,030,000

Auto Manufacturers 1.0%
Ford Motor Co. 7.45%, due 7/16/31	2,095,000	2,721,203
9.215%, due 9/15/21	2,355,000	2,879,372
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	2,891,695
General Motors Co. 5.20%, due 4/1/45	2,860,000	2,926,078
General Motors Financial Co., Inc. 3.20%, due 7/13/20	1,620,000	1,656,428

		13,074,776

Banks 10.9%
♦Bank of America Corp. 3.30%, due 1/11/23	680,000	696,583
3.705% (3-month USD-LIBOR-BBA + 1.512%), due 4/24/28 (b)	5,000,000	5,111,992
4.25%, due 10/22/26	11,900,000	12,494,422
5.125% (3-month USD-LIBOR-BBA + 3.387%), due 6/17/19 (b)(c)(d)	2,075,000	2,124,281

	Principal Amount	Value
Banks (continued)
Bank of America Corp. (continued)
5.70%, due 1/24/22	$415,000	$465,861
6.30% (3-month USD-LIBOR-BBA + 4.553%), due 3/10/26 (b)(c)(d)	1,500,000	1,708,920
Bank of New York Mellon Corp. 4.625% (3-month USD-LIBOR-BBA + 3.131%), due 9/20/26 (b)(c)(d)	1,325,000	1,363,094
Barclays Bank PLC 6.05%, due 12/4/17 (a)	4,028,000	4,043,266
Barclays PLC 2.75%, due 11/8/19	3,740,000	3,775,642
♦Citigroup, Inc. 2.50%, due 7/29/19	5,880,000	5,918,809
3.40%, due 5/1/26	1,950,000	1,967,659
3.70%, due 1/12/26	4,190,000	4,319,480
3.887% (3-month USD-LIBOR-BBA + 1.563%), due 1/10/28 (b)	3,489,000	3,596,141
4.05%, due 7/30/22	580,000	608,568
5.30%, due 5/6/44	2,314,000	2,713,691
Discover Bank 7.00%, due 4/15/20	1,340,000	1,480,441
8.70%, due 11/18/19	474,000	527,333
♦Goldman Sachs Group, Inc. 3.00%, due 4/26/22	11,325,000	11,434,234
3.50%, due 11/16/26	4,305,000	4,311,047
3.625%, due 1/22/23	2,850,000	2,947,894
5.95%, due 1/18/18	1,000,000	1,009,150
6.15%, due 4/1/18	5,000,000	5,089,651
6.75%, due 10/1/37	1,610,000	2,125,536
JPMorgan Chase & Co. 2.95%, due 10/1/26	4,870,000	4,784,067
3.375%, due 5/1/23	6,500,000	6,663,400
5.50%, due 10/15/40	745,000	922,958
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	8,630,150
♦Morgan Stanley 2.625%, due 11/17/21	5,755,000	5,763,307
3.591% (3-month USD-LIBOR-BBA + 1.34%), due 7/22/28 (b)	1,850,000	1,862,229
3.875%, due 1/27/26	380,000	396,450
3.971% (3-month USD-LIBOR-BBA + 1.455%), due 7/22/38 (b)	1,035,000	1,048,313
4.35%, due 9/8/26	1,875,000	1,965,424
4.875%, due 11/1/22	3,945,000	4,271,976
5.00%, due 11/24/25	4,535,000	4,946,840
5.75%, due 1/25/21	5,000,000	5,517,623
Regions Bank 7.50%, due 5/15/18	392,000	403,445

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	$5,985,000	$6,404,049
6.00%, due 12/19/23	280,000	311,972
Santander Holdings USA, Inc. 4.40%, due 7/13/27 (a)	1,108,000	1,137,817
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,441,748
Wells Fargo & Co. 5.375%, due 11/2/43	265,000	311,440
Wells Fargo Bank N.A. 5.85%, due 2/1/37	555,000	695,037

		137,311,940

Beverages 2.5%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	6,180,000	6,258,853
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	6,765,000	7,228,843
Constellation Brands, Inc. 3.875%, due 11/15/19	5,000,000	5,177,690
4.50%, due 5/9/47	2,740,000	2,921,356
4.75%, due 11/15/24	1,905,000	2,095,158
PepsiCo, Inc. 2.00%, due 4/15/21	4,565,000	4,552,670
4.00%, due 5/2/47	3,620,000	3,777,480

		32,012,050

Biotechnology 0.5%
Biogen, Inc. 2.90%, due 9/15/20	2,010,000	2,052,167
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	4,065,635

		6,117,802

Building Materials 1.0%
Masco Corp. 3.50%, due 11/15/27	5,000,000	4,948,513
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	4,940,000	5,211,206
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	2,102,100

		12,261,819

Chemicals 1.8%
Air Liquide Finance S.A. (a) 1.375%, due 9/27/19	3,625,000	3,580,612
1.75%, due 9/27/21	2,470,000	2,411,762
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	5,665,000	5,638,375
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,381,349

	Principal Amount	Value
Chemicals (continued)
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	$2,400,000	$2,398,800
WR Grace & Co-Conn 5.125%, due 10/1/21 (a)	3,095,000	3,327,125

		22,738,023

Commercial Services 0.2%
United Rentals North America, Inc. 5.50%, due 5/15/27	1,485,000	1,588,950
5.875%, due 9/15/26	1,380,000	1,504,200

		3,093,150

Computers 1.0%
Apple, Inc. 1.55%, due 8/4/21	2,215,000	2,168,831
3.85%, due 8/4/46	1,605,000	1,623,219
Hewlett Packard Enterprise Co. 2.85%, due 10/5/18	6,145,000	6,196,895
HP, Inc. 4.65%, due 12/9/21	2,200,000	2,372,278

		12,361,223

Cosmetics & Personal Care 0.3%
Unilever Capital Corp. 1.375%, due 7/28/21	4,450,000	4,326,784

Diversified Financial Services 1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, due 5/26/22	3,690,000	3,791,565
4.50%, due 5/15/21	1,240,000	1,316,870
Air Lease Corp. 4.25%, due 9/15/24	2,445,000	2,594,602
Ally Financial, Inc. 6.25%, due 12/1/17	53,000	53,159
7.50%, due 9/15/20	166,000	186,958
8.00%, due 11/1/31	3,580,000	4,734,550
Bear Stearns Cos. LLC 7.25%, due 2/1/18	275,000	278,750
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	3,096,918
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,574,307
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,482,263
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,814,855
Protective Life Global Funding 2.161%, due 9/25/20 (a)	2,500,000	2,488,884

		24,413,681

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric 1.6%
Duquesne Light Holdings, Inc. (a) 3.616%, due 8/1/27	$1,645,000	$1,636,815
5.90%, due 12/1/21	3,000,000	3,351,329
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	3,000,000	3,470,081
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	1,375,000	1,393,906
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,559,509
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,149,124
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	623,692
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,534,273

		20,718,729

Electronics 0.5%
Honeywell International, Inc. 1.85%, due 11/1/21	6,400,000	6,326,296

Environmental Controls 0.4%
Waste Management, Inc. 2.40%, due 5/15/23	4,605,000	4,525,803

Food 1.6%
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,366,974
Mondelez International Holdings Netherlands B.V. (a) 1.625%, due 10/28/19	4,170,000	4,128,563
2.00%, due 10/28/21	4,495,000	4,411,030
Post Holdings, Inc. 5.00%, due 8/15/26 (a)	1,735,000	1,743,675
Tyson Foods, Inc. 5.15%, due 8/15/44	5,000,000	5,729,202

		20,379,444

Food Services 0.3%
Aramark Services, Inc. 5.125%, due 1/15/24	4,000,000	4,230,000

Gas 0.3%
NiSource Finance Corp. 3.49%, due 5/15/27	2,935,000	2,975,300
Southern California Gas Co. 3.20%, due 6/15/25	915,000	933,917

		3,909,217

	Principal Amount	Value
Health Care—Products 1.3%
Alere, Inc. 6.50%, due 6/15/20	$3,405,000	$3,460,331
Becton Dickinson & Co. 3.363%, due 6/6/24	6,075,000	6,125,548
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	6,900,000	7,019,636

		16,605,515

Health Care—Services 0.5%
Anthem, Inc. 4.65%, due 1/15/43	1,895,000	2,050,437
Cigna Corp. 3.25%, due 4/15/25	3,730,000	3,759,046

		5,809,483

Home Builders 1.4%
CalAtlantic Group, Inc. 5.875%, due 11/15/24	2,320,000	2,582,450
KB Home 7.25%, due 6/15/18	4,700,000	4,817,500
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,743,904
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	3,180,000	3,442,350

		17,586,204

Home Furnishing 0.8%
Whirlpool Corp. 4.85%, due 6/15/21	8,850,000	9,532,311

Insurance 2.4%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,188,824
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19	600,000	627,920
Liberty Mutual Group, Inc. (a) 4.25%, due 6/15/23	2,020,000	2,148,139
6.50%, due 3/15/35	335,000	425,426
6.50%, due 5/1/42	3,675,000	4,832,078
Markel Corp. 3.625%, due 3/30/23	2,515,000	2,582,692
5.00%, due 3/30/43	2,500,000	2,737,736
Protective Life Corp. 6.40%, due 1/15/18	3,050,000	3,079,458
7.375%, due 10/15/19	4,180,000	4,582,591
Prudential Financial, Inc. 7.375%, due 6/15/19	3,550,000	3,855,140
Voya Financial, Inc. 2.90%, due 2/15/18	1,178,000	1,181,264
3.65%, due 6/15/26	1,305,000	1,316,288

		30,557,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet 0.4%
Match Group, Inc. 6.75%, due 12/15/22	$4,820,000	$4,970,625

Iron & Steel 0.5%
ArcelorMittal 7.50%, due 10/15/39	3,100,000	3,871,125
Vale Overseas, Ltd. 6.875%, due 11/21/36	2,280,000	2,716,734

		6,587,859

Lodging 0.8%
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,482,000
Wyndham Worldwide Corp. 2.50%, due 3/1/18	1,735,000	1,737,370
4.15%, due 4/1/24	2,290,000	2,321,124

		9,540,494

Media 2.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, due 7/23/22	4,000,000	4,224,297
NBC Universal Media LLC 5.15%, due 4/30/20	7,900,000	8,507,929
Time Warner Cable LLC 8.75%, due 2/14/19	7,000,000	7,573,347
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,543,506
Time Warner, Inc. 3.80%, due 2/15/27	5,660,000	5,657,532
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,235,400

		31,742,011

Mining 0.6%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	2,780,000	2,969,276
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	3,985,000	4,453,238

		7,422,514

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	6,142,500
Textron Financial Corp. 3.05% (3-month USD-LIBOR-BBA + 1.735%), due 2/15/67 (a)(b)	5,685,000	4,945,950

		11,088,450

	Principal Amount	Value
Oil & Gas 2.6%
Chevron Corp. 1.961%, due 3/3/20	$1,855,000	$1,859,554
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	5,309,063
Marathon Petroleum Corp. 5.00%, due 9/15/54	2,080,000	2,037,592
6.50%, due 3/1/41	1,580,000	1,938,305
Petrobras Global Finance B.V. 7.375%, due 1/17/27	8,100,000	8,995,050
Petroleos Mexicanos 6.75%, due 9/21/47 (a)	6,955,000	7,168,518
Valero Energy Corp. 6.625%, due 6/15/37	4,000,000	5,134,543

		32,442,625

Packaging & Containers 0.3%
WestRock Co. (a) 3.00%, due 9/15/24	2,400,000	2,391,366
3.375%, due 9/15/27	1,000,000	995,027

		3,386,393

Pharmaceuticals 0.6%
Allergan Funding SCS 4.75%, due 3/15/45	814,000	858,706
Zoetis, Inc. 3.25%, due 2/1/23	3,885,000	3,996,105
4.70%, due 2/1/43	2,745,000	3,002,992

		7,857,803

Pipelines 2.5%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	4,000,000	4,260,000
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,818,470
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	4,130,000	4,281,951
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	445,413
MPLX, L.P. 4.875%, due 6/1/25	5,305,000	5,745,785
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,613,701
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	5,500,000	5,555,000

		31,720,320

Real Estate 0.5%
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,850,003

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	$3,325,000	$3,547,031
Crown Castle International Corp. 3.20%, due 9/1/24	5,580,000	5,544,879
5.25%, due 1/15/23	126,000	139,456
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	2,920,000	2,993,815
4.25%, due 3/1/22	1,370,000	1,446,273
Welltower, Inc. 3.75%, due 3/15/23	570,000	592,007
5.25%, due 1/15/22	2,445,000	2,683,740

		16,947,201

Retail 2.9%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	7,345,000	7,335,210
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,575,000	3,529,436
CVS Health Corp. 2.80%, due 7/20/20	6,880,000	6,961,772
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(e)	59,046	64,399
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	6,106,255
Dollar Tree, Inc. 5.75%, due 3/1/23	2,750,000	2,884,062
L Brands, Inc. 8.50%, due 6/15/19	127,000	138,748
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,366,958
QVC, Inc. 4.45%, due 2/15/25	1,535,000	1,570,883
4.85%, due 4/1/24	1,550,000	1,630,393

		36,588,116

Semiconductors 0.6%
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)	3,825,000	4,121,437
Qorvo, Inc. 6.75%, due 12/1/23	3,618,000	3,916,485

		8,037,922

Software 0.7%
Microsoft Corp. 2.00%, due 8/8/23	3,540,000	3,454,767
4.10%, due 2/6/37	2,090,000	2,285,151
MSCI, Inc. 4.75%, due 8/1/26 (a)	2,865,000	2,983,181

		8,723,099

	Principal Amount	Value
Telecommunications 3.5%
♦ AT&T, Inc. 3.80%, due 3/1/24	$5,920,000	$6,074,737
5.00%, due 3/1/21	6,300,000	6,840,603
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	1,001,578
Level 3 Financing, Inc. 5.375%, due 1/15/24	2,160,000	2,243,700
5.375%, due 5/1/25	1,845,000	1,928,025
Sprint Capital Corp. 6.875%, due 11/15/28	4,055,000	4,326,178
6.90%, due 5/1/19	475,000	501,125
8.75%, due 3/15/32	325,000	394,063
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (a)	7,290,000	7,395,705
T-Mobile USA, Inc. 6.375%, due 3/1/25	500,000	540,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	621,000
Telefonica Emisiones SAU 4.57%, due 4/27/23	5,110,000	5,546,760
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	3,975,000	4,067,458
Verizon Communications, Inc. 3.45%, due 3/15/21	785,000	813,987
5.15%, due 9/15/23	1,955,000	2,191,153

		44,486,072

Toys, Games & Hobbies 0.3%
Hasbro, Inc. 5.10%, due 5/15/44	2,045,000	2,203,204
6.35%, due 3/15/40	1,500,000	1,829,571

		4,032,775

Total Corporate Bonds (Cost $687,050,499)		708,321,985

Foreign Government Bonds 0.3%
Sovereign 0.3%
Portugal Government International Bond 5.125%, due 10/15/24 (a)	2,050,000	2,170,212
Turkey Government International Bond 6.625%, due 2/17/45	1,010,000	1,078,704

		3,248,916

Total Foreign Government Bonds (Cost $3,236,258)		3,248,916

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Mortgage-Backed Securities 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.467% (1-month LIBOR + 0.23%), due 12/25/36 (a)(b)	$73,726	$70,455
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,419,852	2,619,836

		2,690,291

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.70%, due 2/25/42 (a)(b)(e)(f)(g)	267,769	228,294

Total Mortgage-Backed Securities (Cost $2,961,096)		2,918,585

U.S. Government & Federal Agencies 39.2%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	105	113

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 10.2%
2.50%, due 1/1/32	10,201,939	10,254,726
2.50%, due 8/1/46	6,087,971	5,881,702
3.00%, due 6/1/43	6,655,932	6,699,373
3.00%, due 11/15/47 TBA (h)	7,200,000	7,206,188
3.00%, due 5/1/46	4,477,137	4,488,090
3.00%, due 9/1/47	3,973,307	3,979,354
3.229% (1-year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (b)	60,273	63,444
3.50%, due 12/1/41	6,245,684	6,451,521
3.50%, due 5/1/42	5,697,183	5,885,768
3.50%, due 2/1/43	5,803,718	5,995,807
3.50%, due 5/1/43	2,430,499	2,511,141
3.50%, due 5/1/44	8,389,578	8,683,412
3.50%, due 11/15/47 TBA (h)	8,500,000	8,738,066
3.50%, due 5/1/46	5,296,766	5,448,825
4.00%, due 8/1/31	1,433,609	1,520,013
4.00%, due 1/1/41	2,008,449	2,144,638
4.00%, due 2/1/41	3,709,988	3,941,640
4.00%, due 4/1/41	956,894	1,015,518
4.00%, due 1/1/42	11,415,457	12,151,248
4.00%, due 6/1/42	4,180,951	4,424,347
4.00%, due 8/1/44	7,101,257	7,555,854
4.50%, due 9/1/39	278,522	302,741
4.50%, due 1/1/40	1,897,735	2,054,749
4.50%, due 12/1/40	1,436,911	1,562,064

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/1/41	$1,301,264	$1,405,350
4.50%, due 6/1/41	5,609,675	6,072,781
4.50%, due 8/1/41	2,376,471	2,560,829
5.00%, due 8/1/33	140,792	153,377
5.50%, due 1/1/21	36,283	37,661
5.50%, due 2/1/33	44,350	49,357
5.50%, due 7/1/34	151,086	168,816
5.50%, due 4/1/37	6,868	7,646
5.50%, due 5/1/37	4,707	5,220
5.50%, due 7/1/37	22,476	24,989
5.50%, due 1/1/38	54,154	60,890
6.00%, due 2/1/27	33,083	37,140
6.00%, due 3/1/36	42,157	47,726
6.50%, due 4/1/37	93,985	106,918

		129,698,929

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.3%
2.50%, due 11/1/31	9,967,282	10,018,673
2.50%, due 7/1/46	6,310,651	6,096,299
3.00%, due 4/1/43	2,035,179	2,047,289
3.50%, due 2/1/41	5,534,521	5,719,046
3.50%, due 3/1/41	477,639	493,623
3.50%, due 11/1/41	8,677,393	8,969,907
3.50%, due 1/1/42	1,563,359	1,623,353
3.50%, due 3/1/42	3,198,980	3,305,599
3.50%, due 10/1/42	2,728,642	2,818,507
3.50%, due 2/1/43	2,948,194	3,056,922
3.50%, due 3/1/43	5,479,728	5,660,558
3.50%, due 5/1/43	2,488,098	2,567,938
3.50%, due 6/1/43	798,455	824,792
3.50%, due 11/1/45	5,479,433	5,652,654
4.00%, due 9/1/31	1,108,767	1,173,856
4.00%, due 11/1/40	981,580	1,048,925
4.00%, due 1/1/41	2,583,662	2,751,850
4.00%, due 2/1/41	11,708,349	12,349,324
4.00%, due 3/1/41	2,529,936	2,702,656
4.00%, due 10/1/41	3,222,653	3,442,353
4.00%, due 1/1/42	6,059,721	6,431,230
4.00%, due 2/1/42	1,247,066	1,314,371
4.00%, due 3/1/42	7,853,633	8,335,728
4.00%, due 7/1/42	1,296,252	1,369,132
4.00%, due 9/1/42	3,641,828	3,853,314
4.00%, due 11/15/47 TBA (h)	4,500,000	4,723,242
4.50%, due 4/1/18	2,186	2,223
4.50%, due 7/1/18	15,842	16,112
4.50%, due 11/1/18	28,497	28,983
4.50%, due 6/1/23	104,085	108,997
4.50%, due 6/1/39	6,535,476	7,053,325
4.50%, due 8/1/39	2,930,247	3,188,441

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 9/1/39	$2,742,578	$2,949,646
4.50%, due 1/1/40	397,123	426,485
4.50%, due 8/1/40	689,872	743,169
4.50%, due 9/1/40	5,724,295	6,189,730
4.50%, due 12/1/40	5,893,277	6,387,490
4.50%, due 7/1/41	3,000,847	3,252,647
4.50%, due 8/1/41	1,548,645	1,678,114
4.50%, due 11/15/47 TBA (h)	4,500,000	4,811,485
4.50%, due 8/1/42	1,645,742	1,783,615
5.00%, due 9/1/20	3,692	3,752
5.00%, due 10/1/20	29,764	30,397
5.00%, due 12/1/20	51,142	52,838
5.00%, due 7/1/33	271,031	296,092
5.00%, due 10/1/33	117,667	129,008
5.00%, due 5/1/35	651,230	714,084
5.00%, due 6/1/35	1,188,453	1,300,953
5.00%, due 7/1/35	111,459	122,124
5.00%, due 1/1/36	135,452	148,590
5.00%, due 2/1/36	998,459	1,094,817
5.00%, due 5/1/36	359,343	394,057
5.00%, due 9/1/36	99,648	109,265
5.50%, due 6/1/21	67,491	70,648
5.50%, due 6/1/33	658,672	737,192
5.50%, due 11/1/33	109,035	121,842
5.50%, due 12/1/33	78,247	87,447
5.50%, due 4/1/34	272,393	304,443
5.50%, due 5/1/34	384,386	429,588
5.50%, due 6/1/34	102,582	114,599
5.50%, due 3/1/35	140,347	156,519
5.50%, due 4/1/36	246,193	274,762
5.50%, due 12/1/36	59,696	66,470
5.50%, due 1/1/37	315,268	355,660
5.50%, due 4/1/37	213,770	237,305
5.50%, due 7/1/37	427,595	486,081
5.50%, due 8/1/37	87,309	97,483
5.50%, due 9/1/37	2,297	2,557
6.00%, due 1/1/33	39,852	45,115
6.00%, due 3/1/33	42,420	47,798
6.00%, due 8/1/34	1,893	2,157
6.00%, due 9/1/35	124,544	143,169
6.00%, due 6/1/36	44,816	50,872
6.00%, due 12/1/36	101,818	115,467
6.00%, due 4/1/37	21,469	22,521
6.00%, due 9/1/37	11,488	12,991
6.00%, due 10/1/37	77,318	82,346
6.00%, due 11/1/37	7,807	8,824
6.00%, due 1/1/38	1,607	1,808
6.00%, due 11/1/38	21,570	24,180
6.50%, due 6/1/31	20,182	22,370

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 8/1/31	$10,409	$11,712
6.50%, due 10/1/31	7,257	8,172
6.50%, due 6/1/32	30,422	33,747
6.50%, due 6/1/36	3,539	4,030
6.50%, due 7/1/36	6,397	7,198
6.50%, due 8/1/36	1,153	1,284
6.50%, due 11/1/36	46,393	53,025
6.50%, due 2/1/37	20,736	22,984
6.50%, due 7/1/37	4,558	5,052
6.50%, due 8/1/37	23,395	25,931
6.50%, due 9/1/37	41,345	47,495

		155,710,424

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 1.1%
3.50%, due 11/15/47 TBA (h)	9,350,000	9,700,259
4.00%, due 11/20/40	336,070	354,594
4.00%, due 12/20/44	3,030,629	3,203,950
6.00%, due 2/15/29	7,877	8,856
6.00%, due 4/15/29	47,832	54,361
6.00%, due 8/15/32	101,312	115,075
6.50%, due 7/15/28	13,360	15,106
6.50%, due 5/15/29	6,913	7,930

		13,460,131

♦United States Treasury Bonds 7.0%
2.50%, due 2/15/46	34,020,000	31,546,906
2.50%, due 5/15/46	7,093,000	6,570,722
2.875%, due 11/15/46	3,670,000	3,670,000
3.00%, due 2/15/47	22,120,000	22,673,864
3.375%, due 5/15/44	3,065,000	3,368,507
3.75%, due 11/15/43	6,195,000	7,238,954
5.375%, due 2/15/31	8,835,000	11,777,469
6.25%, due 5/15/30	1,240,000	1,751,936

		88,598,358

♦United States Treasury Notes 8.5%
1.25%, due 10/31/21	27,300,000	26,622,832
2.00%, due 11/30/20	1,450,000	1,460,535
2.00%, due 12/31/21	5,770,000	5,787,806
2.00%, due 2/15/23	16,400,000	16,347,469
2.00%, due 11/15/26	27,865,000	27,061,704
2.125%, due 8/31/20	14,630,000	14,792,302
2.50%, due 5/15/24	15,005,000	15,283,413

		107,356,061

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	725,843

Total U.S. Government & Federal Agencies (Cost $494,702,255)		495,549,859

Total Long-Term Bonds (Cost $1,187,950,108)		1,210,039,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (e)(f)(g)(i)	2	$1,357

Total Common Stocks (Cost $0)		1,357

	Principal Amount
Short-Term Investment 6.3%
Repurchase Agreement 6.3%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $79,882,449 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 1/31/23, with a Principal Amount of $82,355,000 and a Market Value of $81,482,037)	$79,881,695	79,881,695

Total Short-Term Investment (Cost $79,881,695)		79,881,695

Total Investments (Cost $1,267,831,803)	102.0%	1,289,922,397
Other Assets, Less Liabilities	(2.0)	(25,796,295)
Net Assets	100.0%	$1,264,126,102
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2017.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $294,050, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $229,651, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2017, the total net market value of these securities was $35,179,240, which represented 2.8% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(i)	Restricted security.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(245)	December 2017	$(52,847,838)	$(52,763,047)	$84,791
5-Year United States Treasury Note	49	December 2017	5,805,077	5,742,188	(62,889)
10-Year United States Treasury Note	(184)	December 2017	(23,306,997)	(22,988,500)	318,497

			$(70,349,758)	$(70,009,359)	$340,399

1.	As of October 31, 2017, cash in the amount of $263,331 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$708,321,985	$—	$708,321,985
Foreign Government Bonds	—	3,248,916	—	3,248,916
Mortgage-Backed Securities (b)	—	2,690,291	228,294	2,918,585
U.S. Government & Federal Agencies	—	495,549,859	—	495,549,859

Total Long-Term Bonds	—	1,209,811,051	228,294	1,210,039,345

Common Stocks (c)	—	—	1,357	1,357
Short-Term Investment
Repurchase Agreement	—	79,881,695	—	79,881,695

Total Investments in Securities	—	1,289,692,746	229,651	1,289,922,397

Other Financial Instruments
Futures Contracts (d)	403,288	—	—	403,288

Total Investments in Securities and Other Financial Instruments	$403,288	$1,289,692,746	$229,651	$1,290,325,685

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (d)	$(62,889)	$—	$—	$(62,889)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $228,294 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,357 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2017 (a)
Long-Term Bonds
Corporate Bonds
Oil & Gas	$72,000	$—	$—	$(72,000)	$—	$—	$—	$—	$—	$—
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	254,444	—	—	5,427	—	(31,577)	—	—	228,294	690
Common Stock
Media	1,071	—	—	286	—	—	—	—	1,357	286

Total	$327,515	$—	$—	$(66,287)	$—	$(31,577)	$—	$—	$229,651	$976

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $1,267,831,803)	$1,289,922,397
Cash collateral on deposit at broker for futures contracts	263,331
Receivables:
Dividends and interest	10,047,059
Fund shares sold	1,145,321
Variation margin on futures contracts	18,511
Investment securities sold	1,720
Other assets	35,823

Total assets	1,301,434,162

Liabilities
Payables:
Investment securities purchased	35,182,931
Fund shares redeemed	1,193,521
Manager (See Note 3)	575,108
Shareholder communication	137,588
Transfer agent (See Note 3)	115,863
NYLIFE Distributors (See Note 3)	34,714
Professional fees	17,343
Custodian	10,797
Trustees	3,122
Accrued expenses	12,025
Dividend payable	25,048

Total liabilities	37,308,060

Net assets	$1,264,126,102

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$118,794
Additional paid-in capital	1,267,034,921

1,267,153,715
Distributions in excess of net investment income	(25,048)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(25,433,558)
Net unrealized appreciation (depreciation) on investments and futures contracts	22,430,993

Net assets	$1,264,126,102

Class A
Net assets applicable to outstanding shares	$55,473,955

Shares of beneficial interest outstanding	5,214,667

Net asset value per share outstanding	$10.64
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.14

Investor Class
Net assets applicable to outstanding shares	$6,265,184

Shares of beneficial interest outstanding	585,771

Net asset value per share outstanding	$10.70
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.20

Class B
Net assets applicable to outstanding shares	$4,913,409

Shares of beneficial interest outstanding	461,361

Net asset value and offering price per share outstanding	$10.65

Class C
Net assets applicable to outstanding shares	$20,214,702

Shares of beneficial interest outstanding	1,895,942

Net asset value and offering price per share outstanding	$10.66

Class I
Net assets applicable to outstanding shares	$1,173,384,229

Shares of beneficial interest outstanding	110,271,841

Net asset value and offering price per share outstanding	$10.64

Class R1
Net assets applicable to outstanding shares	$3,627,485

Shares of beneficial interest outstanding	341,010

Net asset value and offering price per share outstanding	$10.64

Class R2
Net assets applicable to outstanding shares	$127,238

Shares of beneficial interest outstanding	11,965

Net asset value and offering price per share outstanding	$10.63

Class R3
Net assets applicable to outstanding shares	$92,908

Shares of beneficial interest outstanding	8,732

Net asset value and offering price per share outstanding	$10.64

Class R6
Net assets applicable to outstanding shares	$26,992

Shares of beneficial interest outstanding	2,538

Net asset value and offering price per share outstanding	$10.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$39,854,319
Other income	1,265
Dividends	273

Total income	39,855,857

Expenses
Manager (See Note 3)	6,029,519
Transfer agent (See Note 3)	1,632,274
Distribution/Service—Class A (See Note 3)	380,217
Distribution/Service—Investor Class (See Note 3)	21,654
Distribution/Service—Class B (See Note 3)	55,964
Distribution/Service—Class C (See Note 3)	228,663
Distribution/Service—Class R2 (See Note 3)	304
Distribution/Service—Class R3 (See Note 3)	398
Shareholder communication	181,177
Registration	145,396
Professional fees	105,753
Trustees	29,942
Custodian	16,425
Shareholder service (See Note 3)	3,864
Miscellaneous	60,725

Total expenses before waiver/reimbursement	8,892,275
Expense waiver/reimbursement from Manager (See Note 3)	(748,789)

Net expenses	8,143,486

Net investment income (loss)	31,712,371

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(2,042,557)
Futures transactions	1,437,809
Foreign currency transactions	191,730

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(413,018)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,387,096)
Futures contracts	(105,837)
Foreign currency forward contracts	(231,565)
Translation of other assets and liabilities in foreign currencies	15,135

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(2,709,363)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(3,122,381)

Net increase (decrease) in net assets resulting from operations	$28,589,990

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$31,712,371	$39,066,231
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(413,018)	(10,673,274)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(2,709,363)	34,059,631

Net increase (decrease) in net assets resulting from operations	28,589,990	62,452,588

Dividends to shareholders:
From net investment income:
Class A	(3,494,316)	(9,825,205)
Investor Class	(192,918)	(236,429)
Class B	(84,718)	(144,332)
Class C	(346,587)	(539,757)
Class I	(27,638,468)	(28,053,614)
Class R1	(94,639)	(109,414)
Class R2	(2,833)	(22,939)
Class R3	(1,658)	(646)
Class R6	(726)	(748)

	(31,856,863)	(38,933,084)

Return of capital:
Class A	(35,468)	—
Investor Class	(1,958)	—
Class B	(860)	—
Class C	(3,518)	—
Class I	(280,535)	—
Class R1	(961)	—
Class R2	(29)	—
Class R3	(17)	—
Class R6	(7)	—

	(323,353)	—

Total dividends to shareholders	(32,180,216)	(38,933,084)

Capital share transactions:
Net proceeds from sale of shares	452,805,322	345,156,378
Net asset value of shares issued to shareholders in reinvestment of dividends	27,812,619	32,919,137
Cost of shares redeemed	(490,911,282)	(696,955,352)

Increase (decrease) in net assets derived from capital share transactions	(10,293,341)	(318,879,837)

Net increase (decrease) in net assets	(13,883,567)	(295,360,333)

Net Assets
Beginning of year	1,278,009,669	1,573,370,002

End of year	$1,264,126,102	$1,278,009,669

Undistributed (distributions in excess of) net investment income at end of year	$(25,048)	$585,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017		2016	2015	2014		2013
Net asset value at beginning of year	$10.66		$10.46	$10.82	$10.71		$11.14

Net investment income (loss)	0.29		0.28	0.27	0.34		0.34
Net realized and unrealized gain (loss) on investments	(0.06)		0.18	(0.32)	0.12		(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.23		0.47	(0.05)	0.46		(0.05)

Less dividends and distributions:
From net investment income	(0.25)		(0.27)	(0.27)	(0.34)		(0.35)
From net realized gain on investments	—		—	(0.04)	(0.01)		(0.03)
Return of capital	(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.25)		(0.27)	(0.31)	(0.35)		(0.38)

Net asset value at end of year	$10.64		$10.66	$10.46	$10.82		$10.71

Total investment return (a)	2.23%		4.56%	(0.43%)	4.33%		(0.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%		2.55%	2.56%	3.11%		3.11%
Net expenses	0.91%		1.00%	1.08%	0.86%		0.89%
Expenses (before waiver/reimbursement)	0.94%		1.13%	1.11%	0.96%		0.97%
Portfolio turnover rate	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of year (in 000’s)	$55,474		$294,002	$507,633	$324,814		$58,425

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

	Year ended October 31,
Investor Class	2017		2016	2015	2014		2013
Net asset value at beginning of year	$10.71		$10.51	$10.88	$10.77		$11.20

Net investment income (loss)	0.24		0.29	0.28	0.34		0.33
Net realized and unrealized gain (loss) on investments	(0.01)		0.19	(0.33)	0.11		(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.23		0.49	(0.05)	0.45		(0.07)

Less dividends and distributions:
From net investment income	(0.24)		(0.29)	(0.28)	(0.33)		(0.33)
From net realized gain on investments	—		—	(0.04)	(0.01)		(0.03)
Return of capital	(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.24)		(0.29)	(0.32)	(0.34)		(0.36)

Net asset value at end of year	$10.70		$10.71	$10.51	$10.88		$10.77

Total investment return (a)	2.11%		4.81%	(0.46%)	4.16%		(0.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%		2.71%	2.64%	3.03%		3.00%
Net expenses	1.00%		0.83%	1.01%	1.01%		1.00%
Expenses (before waiver/reimbursement)	1.03%		0.98%	1.03%	1.10%		1.09%
Portfolio turnover rate	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of year (in 000’s)	$6,265		$9,232	$8,350	$7,590		$8,352

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017		2016	2015	2014		2013
Net asset value at beginning of year	$10.67		$10.47	$10.84	$10.72		$11.15

Net investment income (loss)	0.17		0.21	0.20	0.25		0.25
Net realized and unrealized gain (loss) on investments	(0.03)		0.19	(0.33)	0.12		(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.14		0.41	(0.13)	0.37		(0.15)

Less dividends and distributions:
From net investment income	(0.16)		(0.21)	(0.20)	(0.24)		(0.25)
From net realized gain on investments	—		—	(0.04)	(0.01)		(0.03)
Return of capital	(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.16)		(0.21)	(0.24)	(0.25)		(0.28)

Net asset value at end of year	$10.65		$10.67	$10.47	$10.84		$10.72

Total investment return (a)	1.36%		3.95%	(1.21%)	3.50%		(1.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%		1.96%	1.89%	2.28%		2.24%
Net expenses	1.75%		1.57%	1.76%	1.76%		1.75%
Expenses (before waiver/reimbursement)	1.78%		1.73%	1.78%	1.85%		1.84%
Portfolio turnover rate	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of year (in 000’s)	$4,913		$6,746	$6,205	$6,794		$7,896

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

	Year ended October 31,
Class C	2017		2016	2015	2014		2013
Net asset value at beginning of year	$10.68		$10.48	$10.85	$10.73		$11.17

Net investment income (loss)	0.17		0.21	0.20	0.25		0.25
Net realized and unrealized gain (loss) on investments	(0.03)		0.19	(0.33)	0.12		(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.14		0.41	(0.13)	0.37		(0.16)

Less dividends and distributions:
From net investment income	(0.16)		(0.21)	(0.20)	(0.24)		(0.25)
From net realized gain on investments	—		—	(0.04)	(0.01)		(0.03)
Return of capital	(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.16)		(0.21)	(0.24)	(0.25)		(0.28)

Net asset value at end of year	$10.66		$10.68	$10.48	$10.85		$10.73

Total investment return (a)	1.36%		3.95%	(1.20%)	3.49%		(1.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%		1.96%	1.89%	2.28%		2.24%
Net expenses	1.75%		1.58%	1.75%	1.76%		1.75%
Expenses (before waiver/reimbursement)	1.78%		1.73%	1.78%	1.85%		1.84%
Portfolio turnover rate	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of year (in 000’s)	$20,215		$28,430	$24,259	$26,485		$28,683

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017		2016	2015	2014		2013
Net asset value at beginning of year	$10.66		$10.46	$10.83	$10.72		$11.15

Net investment income (loss)	0.28		0.31	0.32	0.37		0.38
Net realized and unrealized gain (loss) on investments	(0.01)		0.19	(0.33)	0.12		(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.27		0.51	(0.01)	0.49		(0.02)

Less dividends and distributions:
From net investment income	(0.29)		(0.31)	(0.32)	(0.37)		(0.38)
From net realized gain on investments	—		—	(0.04)	(0.01)		(0.03)
Return of capital	(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.29)		(0.31)	(0.36)	(0.38)		(0.41)

Net asset value at end of year	$10.64		$10.66	$10.46	$10.83		$10.72

Total investment return (a)	2.56%		4.96%	(0.05%)	4.60%		(0.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%		2.94%	3.05%	3.43%		3.41%
Net expenses	0.60%		0.60%	0.60%	0.60%		0.60%
Expenses (before waiver/reimbursement)	0.67%		0.88%	0.86%	0.71%		0.72%
Portfolio turnover rate	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of year (in 000’s)	$1,173,384		$935,533	$1,021,724	$852,556		$762,533

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

	Year ended October 31,
Class R1	2017		2016	2015	2014		2013
Net asset value at beginning of year	$10.66		$10.46	$10.83	$10.72		$11.15

Net investment income (loss)	0.27		0.30	0.31	0.36		0.36
Net realized and unrealized gain (loss) on investments	(0.01)		0.19	(0.33)	0.12		(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.26		0.50	(0.02)	0.48		(0.03)

Less dividends and distributions:
From net investment income	(0.28)		(0.30)	(0.31)	(0.36)		(0.37)
From net realized gain on investments	—		—	(0.04)	(0.01)		(0.03)
Return of capital	(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.28)		(0.30)	(0.35)	(0.37)		(0.40)

Net asset value at end of year	$10.64		$10.66	$10.46	$10.83		$10.72

Total investment return (a)	2.46%		4.86%	(0.14%)	4.49%		(0.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%		2.84%	2.95%	3.31%		3.30%
Net expenses	0.70%		0.70%	0.70%	0.70%		0.70%
Expenses (before waiver/reimbursement)	0.77%		0.98%	0.96%	0.81%		0.82%
Portfolio turnover rate	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of year (in 000’s)	$3,627		$3,846	$3,907	$34		$26

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017		2016	2015	2014		2013
Net asset value at beginning of year	$10.65		$10.46	$10.82	$10.71		$11.14

Net investment income (loss)	0.24		0.31	0.29	0.34		0.33
Net realized and unrealized gain (loss) on investments	(0.01)		0.15	(0.33)	0.11		(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.23		0.46	(0.04)	0.45		(0.06)

Less dividends and distributions:
From net investment income	(0.25)		(0.27)	(0.28)	(0.33)		(0.34)
From net realized gain on investments	—		—	(0.04)	(0.01)		(0.03)
Return of capital	(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.25)		(0.27)	(0.32)	(0.34)		(0.37)

Net asset value at end of year	$10.63		$10.65	$10.46	$10.82		$10.71

Total investment return (a)	2.18%		4.44%	(0.35%)	4.24%		(0.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%		2.64%	2.67%	3.09%		3.04%
Net expenses	0.95%		0.95%	0.95%	0.95%		0.95%
Expenses (before waiver/reimbursement)	1.02%		1.24%	1.20%	1.06%		1.07%
Portfolio turnover rate	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of year (in 000’s)	$127		$115	$1,266	$27		$26

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Class R3	Year ended October 31, 2017		February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.66		$10.31

Net investment income (loss)	0.21		0.15
Net realized and unrealized gain (loss) on investments	(0.01)		0.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01

Total from investment operations	0.20		0.51

Less dividends:
From net investment income	(0.22)		(0.16)
Return of capital	(0.00	)‡	—

Total dividends and distributions	(0.22)		(0.16)

Net asset value at end of period	$10.64		$10.66

Total investment return (a)	1.93%		4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%		2.26%††
Net expenses	1.20%		1.20%††
Expenses (before reimbursement/waiver)	1.27%		1.48%††
Portfolio turnover rate	56	%(b)	21%
Net assets at end of period (in 000’s)	$93		$79

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,			December 29, 2014** through October 31,
Class R6	2017		2016	2015
Net asset value at beginning of period	$10.66		$10.46	$10.71

Net investment income (loss)	0.29		0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.02)		0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	—

Total from investment operations	0.27		0.52	0.02

Less dividends:
From net investment income	(0.29)		(0.32)	(0.27)
Return of capital	(0.00	)‡	—	—

Total dividends and distributions	(0.29)		(0.32)	(0.27)

Net asset value at end of period	$10.64		$10.66	$10.46

Total investment return (a)	2.62%		5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%		3.02%	3.07%††
Net expenses	0.54%		0.53%	0.53%††
Expenses (before waiver/reimbursement)	0.54%		0.53%	0.55%††
Portfolio turnover rate	56	%(b)	21%	28%
Net assets at end of period (in 000’s)	$27		$26	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”),

29

Notes to Financial Statements (continued)

aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

30	MainStay Total Return Bond Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

31

Notes to Financial Statements (continued)

method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The

32	MainStay Total Return Bond Fund

Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2017, the Fund did not hold any rights or warrants.

(L)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(M)   Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set

33

Notes to Financial Statements (continued)

forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$403,288	$403,288

Total Fair Value		$403,288	$403,288

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$(62,889)	$(62,889)

Total Fair Value		$(62,889)	$(62,889)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

34	MainStay Total Return Bond Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,437,809	$1,437,809

Total Realized Gain (Loss)		$1,437,809	$1,437,809

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(105,837)	$(105,837)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(231,565)	—	(231,565)

Total Change in Unrealized Appreciation (Depreciation)		$(231,565)	$(105,837)	$(337,402)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$6,455,438	$6,455,438
Futures Contracts Short	$—	$(100,527,233)	$(100,527,233)
Forward Contracts Long (a)	$3,241,360	$—	$3,241,360
Forward Contracts Short (b)	$(3,689,699)	$—	$(3,689,699)

(a)	Positions were open three months during the reporting period.

(b)	Positions were open six months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.90% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class T shares, Class R1 shares, Class R2 shares and Class R3 shares. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Prior to February 28, 2017, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: Class A, 0.92%.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $6,029,519 and waived its fees and/or reimbursed expenses in the amount of $748,789.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

35

Notes to Financial Statements (continued)

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan under the Class R2 and R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$3,663
Class R2	122
Class R3	79

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $19,124 and $5,218, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,883, $11,384 and $2,560, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$202,781
Investor Class	20,845
Class B	13,459
Class C	54,986
Class I	1,335,127
Class R1	4,812
Class R2	160
Class R3	104

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$28,565	22.5%
Class R3	26,750	28.8
Class R6	27,002	100.0

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,268,651,093	$25,263,976	$(3,992,672)	$21,271,304

36	MainStay Total Return Bond Fund

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(24,926,400)	$(25,048)	$21,923,835	$(3,027,613)

The difference between book-basis and-tax basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, wash sale adjustments, and straddle losses deferred. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(466,157)	$466,157	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and bond bifurcation adjustment.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $24,273,870 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$6,692	$17,582

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$31,856,863	$38,933,084
Return of Capital	323,353	—
Total	$32,180,216	$38,933,084

Note 5–Restricted Securities

As of October 31, 2017, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount/ Shares	Cost	10/31/17 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/12/10	$2	$0	$1,357	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain

37

Notes to Financial Statements (continued)

other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of U.S. Government securities were $440,407 and $388,940, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $,222,655 and $276,163, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	4,592,999	$48,060,430
Shares issued to shareholders in reinvestment of dividends and distributions	160,443	1,686,491
Shares redeemed	(7,903,014)	(83,292,088)

Net increase (decrease) in shares outstanding before conversion	(3,149,572)	(33,545,167)
Shares converted into Class A (See Note 1)	306,688	3,262,544
Shares converted from Class A (See Note 1)	(19,535,218)	(204,346,894)

Net increase (decrease)	(22,378,102)	$(234,629,517)

Year ended October 31, 2016:
Shares sold	8,603,156	$90,658,335
Shares issued to shareholders in reinvestment of dividends and distributions	411,403	4,293,227
Shares redeemed	(29,801,751)	(313,490,578)

Net increase (decrease) in shares outstanding before conversion	(20,787,192)	(218,539,016)
Shares converted into Class A (See Note 1)	81,271	859,207
Shares converted from Class A (See Note 1)	(251,933)	(2,693,673)

Net increase (decrease)	(20,957,854)	$(220,373,482)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	142,162	$1,505,184
Shares issued to shareholders in reinvestment of dividends and distributions	18,149	192,205
Shares redeemed	(187,898)	(1,988,073)

Net increase (decrease) in shares outstanding before conversion	(27,587)	(290,684)
Shares converted into Investor Class (See Note 1)	49,834	527,919
Shares converted from Investor Class (See Note 1)	(298,191)	(3,191,457)

Net increase (decrease)	(275,944)	$(2,954,222)

Year ended October 31, 2016:
Shares sold	220,774	$2,335,993
Shares issued to shareholders in reinvestment of dividends and distributions	22,015	233,179
Shares redeemed	(161,508)	(1,700,013)

Net increase (decrease) in shares outstanding before conversion	81,281	869,159
Shares converted into Investor Class (See Note 1)	57,029	606,514
Shares converted from Investor Class (See Note 1)	(70,809)	(753,327)

Net increase (decrease)	67,501	$722,346

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	24,740	$260,432
Shares issued to shareholders in reinvestment of dividends and distributions	7,121	75,049
Shares redeemed	(172,378)	(1,813,480)

Net increase (decrease) in shares outstanding before conversion	(140,517)	(1,477,999)
Shares converted from Class B (See Note 1)	(30,501)	(321,185)

Net increase (decrease)	(171,018)	$(1,799,184)

Year ended October 31, 2016:
Shares sold	318,542	$3,313,825
Shares issued to shareholders in reinvestment of dividends and distributions	10,562	111,355
Shares redeemed	(260,550)	(2,757,425)

Net increase (decrease) in shares outstanding before conversion	68,554	667,755
Shares converted from Class B (See Note 1)	(28,876)	(303,807)

Net increase (decrease)	39,678	$363,948

38	MainStay Total Return Bond Fund

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	289,312	$3,052,280
Shares issued to shareholders in reinvestment of dividends and distributions	27,502	290,203
Shares redeemed	(1,082,991)	(11,414,685)

Net increase (decrease)	(766,177)	$(8,072,202)

Year ended October 31, 2016:
Shares sold	1,238,799	$12,951,730
Shares issued to shareholders in reinvestment of dividends and distributions	39,975	422,073
Shares redeemed	(931,002)	(9,769,985)

Net increase (decrease)	347,772	$3,603,818

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	37,770,017	$399,475,075
Shares issued to shareholders in reinvestment of dividends and distributions	2,414,350	25,467,801
Shares redeemed	(37,156,043)	(391,668,469)

Net increase (decrease) in shares outstanding before conversion	3,028,324	33,274,407
Shares converted into Class I (See Note 1)	19,490,216	204,069,073

Net increase (decrease)	22,518,540	$237,343,480

Year ended October 31, 2016:
Shares sold	22,170,723	$235,292,195
Shares issued to shareholders in reinvestment of dividends and distributions	2,635,629	27,725,556
Shares redeemed	(34,929,051)	(367,270,851)

Net increase (decrease) in shares outstanding before conversion	(10,122,699)	(104,253,100)
Shares converted into Class I (See Note 1)	213,305	2,285,086

Net increase (decrease)	(9,909,394)	$(101,968,014)

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	39,032	$412,446
Shares issued to shareholders in reinvestment of dividends and distributions	9,072	95,600
Shares redeemed	(67,990)	(716,989)

Net increase (decrease)	(19,886)	$(208,943)

Year ended October 31, 2016:
Shares sold	36,796	$385,710
Shares issued to shareholders in reinvestment of dividends and distributions	10,397	109,414
Shares redeemed	(59,816)	(626,758)

Net increase (decrease)	(12,623)	$(131,634)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,574	$16,598
Shares issued to shareholders in reinvestment of dividends and distributions	272	2,862
Shares redeemed	(669)	(7,017)

Net increase (decrease)	1,177	$12,443

Year ended October 31, 2016:
Shares sold	12,704	$135,136
Shares issued to shareholders in reinvestment of dividends and distributions	2,200	22,939
Shares redeemed	(125,190)	(1,333,167)

Net increase (decrease)	(110,286)	$(1,175,092)

Class R3	Shares	Amount
Period ended October 31, 2017:
Shares sold	1,198	$12,783
Shares issued to shareholders in reinvestment of dividends and distributions	159	1,675
Shares redeemed	(34)	(368)

Net increase (decrease)	1,323	$14,090

Year ended October 31, 2016:
Shares sold	7,348	$78,120
Shares issued to shareholders in reinvestment of dividends and distributions	61	646

Net increase (decrease)	7,409	$78,766

Class R6	Shares	Amount
Year ended October 31, 2017:
Shares sold	951	$10,094
Shares issued to shareholders in reinvestment of dividends and distributions	70	733
Shares redeemed	(951)	(10,113)

Net increase (decrease)	70	$714

Period ended October 31, 2015:
Shares sold	507	$5,334
Shares issued to shareholders in reinvestment of dividends and distributions	71	748
Shares redeemed	(599)	(6,575)

Net increase (decrease)	(21)	$(493)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Total Return Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Total Return Bond as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

40	MainStay Total Return Bond Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. The Special Meeting was adjourned with respect to Proposal 2. We reconvened the Meeting on December 14, 2017 and Proposal 2 passed.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Results for Proposal 2 are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,676,303.786	254,772.268	443,328.543	13,736,247.421

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,681,714.959	245,872.152	446,817.486	13,736,247.421

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,580,831.977	344,397.466	449,175.154	13,736,247.421

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,055,900.353	870,087.946	448,416.298	13,736,247.421

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,979,923.856	947,299.604	447,181.137	13,736,247.421

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,565,157.776	351,145.447	458,101.374	13,736,247.421

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,033,484.472	868,758.931	472,161.194	13,736,247.421

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,116,808.638	790,913.739	466,682.220	13,736,247.421

41

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2017, the Fund designated approximately $266 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay

Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Total Return Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay Total Return Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716155 MS286-17	MSTRB11-12/17 (NYLIM) NL229

MainStay U.S. Equity Opportunities Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	21.87 28.96%	16.13 17.45%	7.13 7.74%	2.65 2.65%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	21.66 28.75	15.94 17.26	8.33 8.96	2.75 2.75
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	26.93 27.93	16.39 16.39	6.74 6.74	3.49 3.49
Class I Shares	No Sales Charge		6/29/2007	29.17	17.71	7.98	2.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Russell 1000® Index[3]	23.67%	15.18%	7.61%
Morningstar Large Blend Category Average[4]	22.34	13.70	6.62

3.	The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,124.70	$8.52	$1,017.20	$8.08	1.59%

Investor Class Shares	$1,000.00	$1,124.50	$9.21	$1,016.50	$8.74	1.72%

Class C Shares	$1,000.00	$1,121.20	$13.10	$1,012.90	$12.43	2.45%

Class I Shares	$1,000.00	$1,125.50	$7.34	$1,018.30	$6.97	1.37%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Software	6.9%
Banks	6.3
Internet Software & Services	5.7
Oil, Gas & Consumable Fuels	5.7
Technology Hardware, Storage & Peripherals	4.8
Health Care Providers & Services	4.3
IT Services	3.6
Internet & Direct Marketing Retail	3.5
Capital Markets	3.4
Food Products	2.8
Chemicals	2.7
Insurance	2.7
Pharmaceuticals	2.7
Media	2.6
Hotels, Restaurants & Leisure	2.5
Specialty Retail	2.5
Equity Real Estate Investment Trusts	2.1
Textiles, Apparel & Luxury Goods	1.9
Aerospace & Defense	1.8
Automobiles	1.7
Machinery	1.7
Beverages	1.6
Life Sciences Tools & Services	1.6
Air Freight & Logistics	1.5
Health Care Equipment & Supplies	1.5
Semiconductors & Semiconductor Equipment	1.4
Biotechnology	1.3
Electronic Equipment, Instruments & Components	1.2
Professional Services	1.2
Communications Equipment	1.0

Diversified Financial Services	1.0%
Diversified Telecommunication Services	0.9
Building Products	0.8
Household Products	0.7
Real Estate Management & Development	0.7
Commercial Services & Supplies	0.6
Electric Utilities	0.6
Paper & Forest Products	0.6
Personal Products	0.6
Road & Rail	0.6
Auto Components	0.5
Leisure Products	0.5
Industrial Conglomerates	0.4
Containers & Packaging	0.3
Electrical Equipment	0.3
Household Durables	0.3
Independent Power & Renewable Electricity Producers	0.3
Multi-Utilities	0.2
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Energy Equipment & Services	0.1
Food & Staples Retailing	0.1
Tobacco	0.1
Marine	0.0 ‡
Metals & Mining	0.0 ‡
Exchange Traded Funds	(0.4)
Short-Term Investments	2.9
Other Assets, Less Liabilities	2.7

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Amazon.com, Inc.

5.	JPMorgan Chase & Co.
6.	Bank of America Corp.

7.	Facebook, Inc., Class A

8.	Wells Fargo & Co.

9.	Chevron Corp.

10.	UnitedHealth Group, Inc.

Top Short Position as of October 31, 2017 (Unaudited)

1.	SPDR S&P 500 ETF Trust

8	MainStay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 28.96% for Class A shares, 28.75% for Investor Class shares and 27.93% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 29.17%. For the 12 months ended October 31, 2017, all share classes outperformed the 23.67% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index, and the 22.34% return of the Morningstar Large Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Russell 1000® Index resulted primarily from stock selection. Allocation effects—the effects of being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—made a modest positive contribution to relative performance. (Contributions take weightings and total returns into account.)

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Index came from health care and industrials. In both sectors, stock selection was the main driver of the positive contributions to performance. An overweight position in the outperforming information technology sector also made a modest positive contribution to the Fund’s relative performance.

The weakest sector contribution to the Fund’s relative performance came from telecommunication services. In this sector, stock selection detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was technology company Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. Software company Microsoft was also among the strongest contributors, benefiting from strong earnings and revenue growth. Large diversified financial institution Bank of America was also among the strongest contributors, supported by accelerating growth in the United States and by the likelihood of a rising interest-rate environment.

On an absolute basis, the Fund’s weakest performer was a short position in drug developer Alnylam Pharmaceuticals, whose stock price rose after the company reported positive research data on a drug in development. A short position in telecommunication services company Straight Path Communications, whose stock price rose sharply after it was announced that the company was likely to be acquired, was also a significant detractor. A short position in Textainer, a leasing company for dry freight bulk-shipping containers, was another drag on the Fund’s absolute performance. The company’s stock recovered on the basis of positive global trade data and firmer commodity prices.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund entered into new positions in industrial equipment company Caterpillar and technology software developer and data storage device maker Western Digital. The Fund established overweight positions relative to the Russell 1000® Index in both of these stocks. The Fund’s investment process viewed both companies positively because of attractive earnings trends and cash flows.

The Fund exited positions in financial services company BNY Mellon and insurance provider Aetna. The Fund exited BNY Mellon because of deteriorating investor sentiment. The Fund sold Aetna because our investment process found its valuation unattractive.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the Russell 1000® Index in the consumer discretionary and materials sectors. Over the same period, the Fund modestly reduced its weightings relative to the benchmark in the energy and telecommunication services sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund’s most substantially overweight sectors relative to the Russell 1000® Index were information technology and consumer discretionary. As of the same date, the Fund held modestly underweight positions relative to the Index in the utilities and financials sectors.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 94.8%†
Aerospace & Defense 1.8%
Boeing Co. (a)	43,800	$11,299,524
Spirit AeroSystems Holdings, Inc., Class A	76,500	6,127,650

		17,427,174

Air Freight & Logistics 1.5%
FedEx Corp. (a)	35,600	8,038,836
XPO Logistics, Inc. (b)	89,800	6,227,630

		14,266,466

Auto Components 0.5%
Lear Corp.	30,100	5,285,259

Automobiles 1.7%
Ford Motor Co. (a)	89,300	1,095,711
General Motors Co. (a)	178,928	7,690,325
Tesla, Inc. (a)(b)	5,000	1,657,650
Thor Industries, Inc.	46,700	6,361,474

		16,805,160

Banks 6.3%
♦Bank of America Corp.	604,583	16,559,528
Citigroup, Inc. (a)	28,168	2,070,348
♦JPMorgan Chase & Co. (a)	197,519	19,872,387
KeyCorp	355,200	6,482,400
♦Wells Fargo & Co. (a)	281,867	15,824,013

		60,808,676

Beverages 1.6%
Coca-Cola Co. (a)	31,589	1,452,462
Constellation Brands, Inc., Class A	6,200	1,358,358
Dr. Pepper Snapple Group, Inc.	8,000	685,280
PepsiCo., Inc. (a)	105,084	11,583,410

		15,079,510

Biotechnology 1.3%
Amgen, Inc. (a)	59,527	10,430,321
Bioverativ, Inc. (b)	11,300	638,450
Celgene Corp. (a)(b)	13,300	1,342,901

		12,411,672

Building Products 0.8%
Johnson Controls International PLC (a)	36,000	1,490,040
Owens Corning	76,100	6,292,709

		7,782,749

Capital Markets 3.4%
Ameriprise Financial, Inc.	43,400	6,793,836
Lazard, Ltd., Class A	128,840	6,125,054
Legg Mason, Inc.	151,300	5,776,634
LPL Financial Holdings, Inc.	111,500	5,531,515

	Shares	Value
Capital Markets (continued)
Northern Trust Corp.	6,500	$607,880
Raymond James Financial, Inc.	14,700	1,246,266
State Street Corp.	72,800	6,697,600

		32,778,785

Chemicals 2.7%
Chemours Co.	110,900	6,278,049
DowDuPont, Inc. (a)	10,700	773,717
LyondellBasell Industries N.V., Class A (a)	71,393	7,391,317
Mosaic Co.	274,900	6,141,266
Olin Corp.	164,900	6,023,797

		26,608,146

Commercial Services & Supplies 0.6%
Pitney Bowes, Inc.	418,200	5,746,068

Communications Equipment 1.0%
ARRIS International PLC (b)	207,600	5,916,600
Cisco Systems, Inc. (a)	24,525	837,529
EchoStar Corp., Class A (b)	58,019	3,246,163

		10,000,292

Containers & Packaging 0.3%
Berry Global Group, Inc. (b)	56,400	3,352,980

Diversified Financial Services 1.0%
Berkshire Hathaway, Inc., Class B (a)(b)	44,589	8,335,468
Leucadia National Corp.	66,100	1,672,330

		10,007,798

Diversified Telecommunication Services 0.9%
AT&T, Inc. (a)	204,369	6,877,017
Verizon Communications, Inc. (a)	44,638	2,136,821

		9,013,838

Electric Utilities 0.6%
Exelon Corp. (a)	103,000	4,141,630
PG&E Corp. (a)	32,800	1,894,856

		6,036,486

Electrical Equipment 0.3%
Regal Beloit Corp.	33,500	2,718,525

Electronic Equipment, Instruments & Components 1.2%
Jabil, Inc.	201,741	5,705,235
Zebra Technologies Corp., Class A (b)	53,500	6,205,465

		11,910,700

Energy Equipment & Services 0.1%
Halliburton Co. (a)	27,700	1,183,898

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 2.1%
Hospitality Properties Trust	206,700	$5,907,486
Host Hotels & Resorts, Inc. (a)	332,248	6,498,771
Iron Mountain, Inc. (a)	47,800	1,912,000
Outfront Media, Inc.	238,100	5,583,445

		19,901,702

Food & Staples Retailing 0.1%
CVS Health Corp.	3,200	219,296
Wal-Mart Stores, Inc. (a)	9,300	811,983

		1,031,279

Food Products 2.8%
Bunge, Ltd.	86,667	5,960,957
Flowers Foods, Inc.	58,300	1,109,449
Ingredion, Inc.	11,420	1,431,497
Pilgrim’s Pride Corp. (b)	185,900	5,907,902
Seaboard Corp.	151	664,418
TreeHouse Foods, Inc. (b)	85,982	5,707,485
Tyson Foods, Inc., Class A	90,900	6,627,519

		27,409,227

Health Care Equipment & Supplies 1.5%
Baxter International, Inc.	108,700	7,007,889
Danaher Corp. (a)	13,700	1,264,099
Hill-Rom Holdings, Inc.	41,581	3,356,003
West Pharmaceutical Services, Inc.	25,500	2,585,700

		14,213,691

Health Care Providers & Services 4.3%
Anthem, Inc.	39,262	8,214,003
Centene Corp. (b)	67,400	6,313,358
Humana, Inc. (a)	29,200	7,456,220
♦UnitedHealth Group, Inc. (a)	61,754	12,981,926
WellCare Health Plans, Inc. (b)	35,100	6,940,674

		41,906,181

Hotels, Restaurants & Leisure 2.5%
Carnival Corp. (a)	100,700	6,685,473
Darden Restaurants, Inc.	76,200	6,268,974
Hyatt Hotels Corp., Class A (b)	17,800	1,115,348
International Game Technology PLC	239,500	5,628,250
Royal Caribbean Cruises, Ltd. (a)	30,300	3,750,231
Yum! Brands, Inc.	13,800	1,027,410

		24,475,686

Household Durables 0.3%
Tupperware Brands Corp.	40,800	2,397,000
Whirlpool Corp. (a)	1,542	252,780

		2,649,780

Household Products 0.7%
Procter & Gamble Co. (a)	82,359	7,110,876

	Shares	Value
Independent Power & Renewable Electricity Producers 0.3%
AES Corp.	273,000	$2,901,990
Vistra Energy Corp. (a)	4,800	93,312

		2,995,302

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	13,600	1,493,688
General Electric Co. (a)	101,485	2,045,938

		3,539,626

Insurance 2.7%
Allstate Corp.	74,100	6,955,026
Assurant, Inc.	52,600	5,294,190
Athene Holding, Ltd., Class A (b)	109,400	5,703,022
First American Financial Corp.	54,400	2,960,448
MetLife, Inc. (a)	36,100	1,934,238
Prudential Financial, Inc. (a)	30,302	3,347,159

		26,194,083

Internet & Direct Marketing Retail 3.5%
♦Amazon.com, Inc. (b)	21,323	23,567,886
Expedia, Inc.	42,732	5,326,971
Netflix, Inc. (a)(b)	15,700	3,083,951
Priceline Group, Inc. (a)(b)	1,100	2,103,156

		34,081,964

Internet Software & Services 5.7%
♦Alphabet, Inc. (b)
Class A	14,037	14,500,782
Class C	16,223	16,492,951
♦Facebook, Inc., Class A (b)	91,000	16,385,460
IAC / InterActiveCorp (b)	48,757	6,292,091
Twitter, Inc. (b)	95,500	1,969,210

		55,640,494

IT Services 3.6%
Accenture PLC, Class A (a)	10,300	1,466,308
Alliance Data Systems Corp. (a)	26,600	5,951,218
Booz Allen Hamilton Holding Corp.	95,600	3,612,724
Cognizant Technology Solutions Corp., Class A (a)	79,600	6,023,332
CoreLogic, Inc. (b)	56,700	2,659,230
DXC Technology Co.	5,500	503,360
Euronet Worldwide, Inc. (b)	14,202	1,372,481
Mastercard, Inc., Class A (a)	36,600	5,444,982
Visa, Inc., Class A (a)	71,500	7,863,570

		34,897,205

Leisure Products 0.5%
Brunswick Corp.	102,300	5,181,495

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A (b)	25,900	5,692,561
Bruker Corp.	191,500	6,013,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc. (b)	28,700	$3,337,523

		15,043,184

Machinery 1.7%
Cummins, Inc. (a)	25,000	4,422,000
Oshkosh Corp.	69,600	6,372,576
Trinity Industries, Inc.	171,400	5,573,928

		16,368,504

Marine 0.0%‡
Kirby Corp. (b)	2,000	141,700

Media 2.6%
Charter Communications, Inc., Class A (a)(b)	6,000	2,005,020
Comcast Corp., Class A (a)	314,620	11,335,758
Interpublic Group of Cos., Inc.	289,800	5,578,650
Live Nation Entertainment, Inc. (b)	139,100	6,089,798
Walt Disney Co. (a)	3,775	369,233

		25,378,459

Metals & Mining 0.0%‡
Steel Dynamics, Inc.	10,964	407,970

Multi-Utilities 0.2%
MDU Resources Group, Inc.	53,800	1,471,430

Oil, Gas & Consumable Fuels 5.7%
Andeavor	58,900	6,257,536
♦Chevron Corp. (a)	113,059	13,102,407
ConocoPhillips (a)	122,300	6,255,645
CONSOL Energy, Inc. (b)	85,100	1,372,663
Devon Energy Corp.	179,400	6,619,860
HollyFrontier Corp.	62,519	2,310,077
Marathon Petroleum Corp.	114,300	6,828,282
ONEOK, Inc.	3,400	184,518
Targa Resources Corp.	73,500	3,050,250
Valero Energy Corp.	90,859	7,167,867
World Fuel Services Corp.	63,200	1,756,960

		54,906,065

Paper & Forest Products 0.6%
Domtar Corp.	118,600	5,612,152

Personal Products 0.6%
Nu Skin Enterprises, Inc., Class A	93,300	5,934,813

Pharmaceuticals 2.7%
Johnson & Johnson (a)	78,492	10,942,570
Mylan N.V. (b)	170,700	6,095,697

	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	258,411	$9,059,889

		26,098,156

Professional Services 1.2%
ManpowerGroup, Inc.	49,200	6,065,376
Robert Half International, Inc.	108,600	5,622,222

		11,687,598

Real Estate Management & Development 0.7%
Jones Lang LaSalle, Inc.	18,000	2,330,820
Realogy Holdings Corp.	149,008	4,817,429

		7,148,249

Road & Rail 0.6%
Ryder System, Inc.	72,100	5,845,868

Semiconductors & Semiconductor Equipment 1.4%
Applied Materials, Inc. (a)	29,329	1,655,036
Broadcom, Ltd. (a)	5,086	1,342,246
Micron Technology, Inc. (b)	181,500	8,042,265
NVIDIA Corp. (a)	14,400	2,978,064

		14,017,611

Software 6.9%
CA, Inc.	180,500	5,844,590
Dell Technologies, Inc., Class V (b)	79,600	6,588,492
Electronic Arts, Inc. (b)	6,100	729,560
Fortinet, Inc. (b)	133,300	5,253,353
♦Microsoft Corp.	356,008	29,612,745
Nuance Communications, Inc. (b)	310,200	4,572,348
Oracle Corp. (a)	224,362	11,420,026
salesforce.com, Inc. (b)	26,300	2,691,542
Take-Two Interactive Software, Inc. (b)	5,500	608,575

		67,321,231

Specialty Retail 2.5%
Best Buy Co., Inc.	111,900	6,264,162
Dick’s Sporting Goods, Inc.	75,743	1,853,431
GameStop Corp., Class A	291,100	5,440,659
Home Depot, Inc. (a)	12,429	2,060,480
Lowe’s Cos., Inc. (a)	103,016	8,236,129

		23,854,861

Technology Hardware, Storage & Peripherals 4.8%
♦Apple, Inc. (a)	194,870	32,940,825
Hewlett Packard Enterprise Co.	65,872	916,938
HP, Inc.	212,500	4,579,375
NCR Corp. (b)	28,600	917,774
Western Digital Corp.	77,900	6,954,133

		46,309,045

Textiles, Apparel & Luxury Goods 1.9%
Michael Kors Holdings, Ltd. (b)	48,029	2,344,295
PVH Corp.	18,500	2,345,985

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp. (a)	40,100	$3,586,143
Skechers U.S.A., Inc., Class A (b)	165,200	5,273,184
Tapestry, Inc.	116,300	4,762,485

		18,312,092

Tobacco 0.1%
Philip Morris International, Inc. (a)	10,000	1,046,400

Trading Companies & Distributors 0.2%
Univar, Inc. (b)	64,200	1,909,950

Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc. (b)	31,400	1,876,778

Total Common Stocks (Cost $722,650,617)		921,144,889

	Principal Amount
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $28,096,963 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 5/15/23, with a Principal Amount of $28,930,000 and a Market Value of $28,660,806)	$28,096,698	28,096,698

Total Short-Term Investment (Cost $28,096,698)		28,096,698

Total Investments, Before Investments Sold Short (Cost $750,747,315)	97.7%	949,241,587

	Shares	Value
Investments Sold Short (0.4%) Exchange-Traded Funds Sold Short (0.4%)
SPDR S&P 500 ETF Trust	(13,694)	$(3,521,412)

Total Investments Sold Short (Proceeds $3,515,886)	(0.4)%	(3,521,412)

Total Investments, Net of Investments Sold Short (Cost $747,231,429)	97.3	945,720,175
Other Assets, Less Liabilities	2.7	25,901,111
Net Assets	100.0%	$971,621,286

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(H)).

(b)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	3D Systems Corp.	1 Month LIBOR BBA minus 2.40%	06/21/2018	Monthly	$(1,566)	$55,723
Citigroup	AbbVie, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	11,172	166,879
Citigroup	Acacia Communications, Inc.	1 Month LIBOR BBA minus 30.75%	06/21/2018	Monthly	(1,513)	70,189
Citigroup	Acadia Healthcare Co., Inc.	1 Month LIBOR BBA minus 0.70%	06/21/2018	Monthly	(3,500)	947,644
Citigroup	Accelerate Diagnostics, Inc.	1 Month LIBOR BBA minus 3.85%	06/21/2018	Monthly	(4,469)	1,149,584
Citigroup	Advanced Micro Devices, Inc.	1 Month LIBOR BBA minus 0.50%	06/21/2018	Monthly	(3,383)	618,103
Citigroup	AdvanSix, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,692	1,297,285
Citigroup	Aerojet Rocketdyne Holdings, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	135	16,252
Citigroup	Akamai Technologies, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	5,675	547,700
Citigroup	Altisource Portfolio Solutions S.A.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,123	109,642
Citigroup	AMBAC Financial Group, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,516)	155,254
Citigroup	Amkor Technology, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,316	129,122
Citigroup	Amphastar Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,048	245,493
Citigroup	Amplify Snack Brands, Inc.	1 Month LIBOR BBA minus 16.75%	06/21/2018	Monthly	(2,994)	935,651
Citigroup	AngioDynamics, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	10	677
Citigroup	ANI Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	344	74,086
Citigroup	ArcBest Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,245	134,345
Citigroup	Archrock, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,350	183,496
Citigroup	Atkore International Group, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	376	12,162
Citigroup	Axcelis Technologies, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,756	250,647
Citigroup	Axon Enterprise, Inc.	1 Month LIBOR BBA minus 1.39%	06/21/2018	Monthly	(3,021)	140,491
Citigroup	Basic Energy Services, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(2,257)	178,430
Citigroup	Beazer Homes USA, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,811	1,448,125
Citigroup	Benefitfocus, Inc.	1 Month LIBOR BBA minus 1.35%	06/21/2018	Monthly	(3,408)	434,329
Citigroup	Biogen, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	6,590	1,488,856
Citigroup	Blucora, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,014	10,680
Citigroup	Brink’s Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,686	563,613
Citigroup	Brookdale Senior Living, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,584)	188,800
Citigroup	Caesars Entertainment Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	476	52,679
Citigroup	Capital Senior Living Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,110)	115,042
Citigroup	Catalent, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,087	596,758
Citigroup	Caterpillar, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	7,243	1,736,504
Citigroup	Central Garden & Pet Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	45	11,078
Citigroup	Central Garden & Pet Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	41	10,302
Citigroup	Chart Industries, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	179	41,085
Citigroup	Cheniere Energy, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,795)	186,887
Citigroup	Chicago Bridge & Iron Co. N.V.	1 Month LIBOR BBA minus 9.00%	06/21/2018	Monthly	(1,350)	193,340
Citigroup	Coca-Cola Bottling Co. Consolidated	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,464	54,325
Citigroup	Collegium Pharmaceutical, Inc.	1 Month LIBOR BBA minus 4.00%	06/21/2018	Monthly	(707)	98,614
Citigroup	Community Health Systems, Inc.	1 Month LIBOR BBA minus 0.50%	06/21/2018	Monthly	(430)	103,688

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	Corcept Therapeutics, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	$1,907	$1,152,811
Citigroup	Darling Ingredients, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	152	6,838
Citigroup	DexCom, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,916)	1,083,023
Citigroup	Diplomat Pharmacy, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,127	313,406
Citigroup	Dynegy, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	162	54,326
Citigroup	Elf Beauty, Inc.	1 Month LIBOR BBA minus 18.50%	06/21/2018	Monthly	(4,071)	474,932
Citigroup	Energous Corp.	1 Month LIBOR BBA minus 26.75%	06/21/2018	Monthly	(1,965)	739,658
Citigroup	Energy Recovery, Inc.	1 Month LIBOR BBA minus 1.30%	06/21/2018	Monthly	(1,530)	57,012
Citigroup	Envision Healthcare Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(4,407)	833,154
Citigroup	Evolent Health, Inc.	1 Month LIBOR BBA minus 0.70%	06/21/2018	Monthly	(195)	16,402
Citigroup	Express, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	779	5,604
Citigroup	Exterran Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,155	465,935
Citigroup	Exxon Mobil Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	15,139	1,386,823
Citigroup	First Hawaiian, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,736	35,754
Citigroup	First Solar, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	5,825	923,499
Citigroup	Fitbit, Inc., Class A	1 Month LIBOR BBA minus 1.30%	06/21/2018	Monthly	(2,931)	169,513
Citigroup	Flagstar Bancorp, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,976	448,916
Citigroup	Flotek Industries, Inc.	1 Month LIBOR BBA minus 1.15%	06/21/2018	Monthly	(3,917)	1,950,656
Citigroup	FormFactor, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,606	116,233
Citigroup	Frank’s International N.V.	1 Month LIBOR BBA minus 2.25%	06/21/2018	Monthly	(3,197)	444,843
Citigroup	Fred’s, Inc., Class A	1 Month LIBOR BBA minus 15.00%	06/21/2018	Monthly	(5,060)	2,818,804
Citigroup	Freeport-McMoRan, Inc	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	5,209	878,364
Citigroup	General Cable Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,862	473,591
Citigroup	Gilead Sciences, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	7,975	1,071,546
Citigroup	Global Brass & Copper Holdings, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,208	167,860
Citigroup	Globalstar, Inc.	1 Month LIBOR BBA minus 6.40%	06/21/2018	Monthly	(177)	428
Citigroup	GNC Holdings, Inc., Class A	1 Month LIBOR BBA minus 6.50%	06/21/2018	Monthly	(3,309)	311,399
Citigroup	Golar LNG, Ltd.	1 Month LIBOR BBA minus 1.00%	06/21/2018	Monthly	(2,804)	27,529
Citigroup	Greenbrier Cos., Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,159	568,598
Citigroup	Halyard Health, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,072	275,692
Citigroup	Harsco Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,521	610,693
Citigroup	HMS Holdings Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	6	364
Citigroup	HomeStreet, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	319	20,108
Citigroup	Horizon Pharma PLC	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,374	193,321
Citigroup	HSN, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	14	2,545
Citigroup	Hyster-Yale Materials Handling, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	173	113
Citigroup	Iconix Brand Group, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(2,731)	2,007,226
Citigroup	Impax Laboratories, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,502	365,696
Citigroup	Impinj, Inc.	1 Month LIBOR BBA minus 10.15%	06/21/2018	Monthly	(3,513)	344,723
Citigroup	INC Research Holdings, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	217	10,566
Citigroup	Infinera Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,449)	96,367
Citigroup	Insight Enterprises, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,345	109,958

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	Integer Holdings Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	$2,680	$557,210
Citigroup	Intel Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	11,939	2,957,118
Citigroup	Intercept Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 3.25%	06/21/2018	Monthly	(3,360)	1,258,290
Citigroup	International Business Machines Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	8,604	93,064
Citigroup	Intersect ENT, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,911	315,213
Citigroup	Intrexon Corp.	1 Month LIBOR BBA minus 2.90%	06/21/2018	Monthly	(2,814)	734,537
Citigroup	KEMET Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,741	1,012,014
Citigroup	Klondex Mines Ltd.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(29)	3,383
Citigroup	Koppers, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,152	343,735
Citigroup	La-Z-Boy, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,369	80,579
Citigroup	Lantheus Holdings, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,685	341,715
Citigroup	LHC Group, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	190	14,902
Citigroup	Liberty Broadband Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(789)	81,679
Citigroup	Liberty Broadband Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,710)	436,636
Citigroup	LSB Industries, Inc.	1 Month LIBOR BBA minus 2.85%	06/21/2018	Monthly	(2,375)	429,760
Citigroup	Lumber Liquidators Holdings, Inc.	1 Month LIBOR BBA minus 1.16%	06/21/2018	Monthly	(712)	83,811
Citigroup	Magellan Health, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	861	9,105
Citigroup	MarketAxess Holdings, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(2,470)	225,624
Citigroup	Mattel, Inc.	1 Month LIBOR BBA minus 0.50%	06/21/2018	Monthly	(3,596)	359,639
Citigroup	MBIA, Inc.	1 Month LIBOR BBA minus 3.75%	06/21/2018	Monthly	(3,909)	354,196
Citigroup	McDermott International, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,210	175,654
Citigroup	McDonald’s Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,759	180,170
Citigroup	Meritor, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,685	864,682
Citigroup	Molina Healthcare, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,667	90,279
Citigroup	Motorcar Parts of America, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(2,074)	56,697
Citigroup	MyoKardia, Inc.	1 Month LIBOR BBA minus 0.75%	06/21/2018	Monthly	(416)	55,063
Citigroup	Navient Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,818)	377,119
Citigroup	NN, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	80	5,052
Citigroup	Oclaro, Inc.	1 Month LIBOR BBA minus 1.50%	06/21/2018	Monthly	(1,680)	84,837
Citigroup	Ocular Therapeutix, Inc.	1 Month LIBOR BBA minus 12.00%	06/21/2018	Monthly	(3,230)	1,416,455
Citigroup	Omega Protein Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	438	96,380
Citigroup	ON Semiconductor Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	4,814	1,814,838
Citigroup	Orthofix International N.V.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	524	140,072
Citigroup	Pandora Media, Inc.	1 Month LIBOR BBA minus 1.60%	06/21/2018	Monthly	(3,850)	605,230
Citigroup	Party City Holdco, Inc.	1 Month LIBOR BBA minus 0.90%	06/21/2018	Monthly	(1,984)	524,583
Citigroup	Penn National Gaming, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,266	254,821
Citigroup	Phibro Animal Health Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,404	45,601
Citigroup	PRA Health Sciences, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	975	87,453
Citigroup	Premier, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(741)	45,469
Citigroup	Pulse Biosciences, Inc.	1 Month LIBOR BBA minus 19.25%	06/21/2018	Monthly	(1,094)	79,161
Citigroup	Quad/Graphics, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,367	48,721
Citigroup	Quantenna Communications, Inc.	1 Month LIBOR BBA minus 0.85%	06/21/2018	Monthly	(2,166)	435,365

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	Range Resources Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	$(878)	$88,521
Citigroup	Red Robin Gourmet Burgers, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	937	143,492
Citigroup	Ring Energy, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(722)	2,209
Citigroup	Rite Aid Corp.	1 Month LIBOR BBA minus 0.50%	06/21/2018	Monthly	(3,394)	1,053,742
Citigroup	Rush Enterprises, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,861	1,095,024
Citigroup	Schnitzer Steel Industries, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,722	225,052
Citigroup	Scientific Games Corp., Class A	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	899	86,481
Citigroup	Scorpio Tankers, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,843)	21,850
Citigroup	Stamps.com, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,045	32,167
Citigroup	Stone Energy Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	835	97,203
Citigroup	Supernus Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,685	476,853
Citigroup	Synchrony Financial	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	5,563	635,211
Citigroup	Taylor Morrison Home Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	328	20,064
Citigroup	Teekay Corp.	1 Month LIBOR BBA minus 10.50%	06/21/2018	Monthly	(282)	29,103
Citigroup	Tenet Healthcare Corp.	1 Month LIBOR BBA minus 3.20%	06/21/2018	Monthly	(220)	32,441
Citigroup	TESARO, Inc.	1 Month LIBOR BBA minus 0.59%	06/21/2018	Monthly	(2,034)	204,621
Citigroup	Theravance Biopharma, Inc.	1 Month LIBOR BBA minus 2.25%	06/21/2018	Monthly	(2,768)	453,897
Citigroup	Tile Shop Holdings, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,858)	976,988
Citigroup	Trinseo S.A.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,136	—
Citigroup	Triumph Group, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,167	394,172
Citigroup	TrueBlue, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,196	22,479
Citigroup	Under Armour, Inc.	1 Month LIBOR BBA minus 2.00%	06/21/2018	Monthly	(1,596)	501,964
Citigroup	USANA Health Sciences, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	145	19,126
Citigroup	Wabash National Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,433	214,122
Citigroup	Weatherford International PLC	1 Month LIBOR BBA minus 1.00%	06/21/2018	Monthly	(3,960)	1,127,904
Citigroup	YRC Worldwide, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	547	14,724
Citigroup	Zillow Group, Inc., Class A	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,246)	116,750
Citigroup	Zynerba Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 17.00%	06/21/2018	Monthly	(754)	344,817
					$60,071	$61,395,278

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citigroup	AAC Holdings, Inc.	1 Month LIBOR BBA minus 2.30%	06/21/2018	Monthly	$(941)	$(159,906)
Citigroup	Abercrombie & Fitch Co., Class A	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,144	(137,396)
Citigroup	ACADIA Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.90%	06/21/2018	Monthly	(1,594)	(446,872)
Citigroup	Aclaris Therapeutics, Inc.	1 Month LIBOR BBA minus 0.80%	06/21/2018	Monthly	(3,389)	(21,895)
Citigroup	Advanced Energy Industries, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,990	(33,405)
Citigroup	Aerie Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,007)	(784,504)
Citigroup	Agios Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.95%	06/21/2018	Monthly	(1,559)	(561,990)
Citigroup	Allegheny Technologies, Inc.	1 Month LIBOR BBA minus 1.20%	06/21/2018	Monthly	(481)	(262,098)
Citigroup	Allscripts Healthcare Solutions, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	821	(31,492)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citigroup	Alnylam Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	$(1,155)	$(855,855)
Citigroup	Ambarella, Inc.	1 Month LIBOR BBA minus 0.70%	06/21/2018	Monthly	(2,417)	(291,954)
Citigroup	Apptio, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,577)	(525,281)
Citigroup	Archer-Daniels-Midland Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	6,209	(44,723)
Citigroup	Atlassian Corp. PLC	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,969)	(493,216)
Citigroup	Barnes & Noble, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	947	(87,650)
Citigroup	BioScrip, Inc.	1 Month LIBOR BBA minus 1.90%	06/21/2018	Monthly	(314)	(150,798)
Citigroup	Blue Buffalo Pet Products, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,057)	(44,312)
Citigroup	Bristow Group, Inc.	1 Month LIBOR BBA minus 1.25%	06/21/2018	Monthly	(1,397)	(128,193)
Citigroup	Cal-Maine Foods, Inc.	1 Month LIBOR BBA minus 6.00%	06/21/2018	Monthly	(18)	(3,426)
Citigroup	California Resources Corp.	1 Month LIBOR BBA minus 6.25%	06/21/2018	Monthly	(2,268)	(627,786)
Citigroup	CARBO Ceramics, Inc.	1 Month LIBOR BBA minus 7.50%	06/21/2018	Monthly	(3,351)	(67,835)
Citigroup	Cardtronics, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	695	(22,088)
Citigroup	CarMax, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,473)	(315,591)
Citigroup	Castlight Health, Inc., Class B	1 Month LIBOR BBA minus 1.10%	06/21/2018	Monthly	(683)	(27,675)
Citigroup	Centennial Resource Development, Inc.	1 Month LIBOR BBA minus 1.05%	06/21/2018	Monthly	(3,113)	(640,491)
Citigroup	Cerus Corp.	1 Month LIBOR BBA minus 1.25%	06/21/2018	Monthly	(1,126)	(371,035)
Citigroup	Chesapeake Energy Corp.	1 Month LIBOR BBA minus 3.75%	06/21/2018	Monthly	(3,333)	(71,918)
Citigroup	Cincinnati Bell, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	383	(18,669)
Citigroup	CommVault Systems, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	690	(112,262)
Citigroup	Cray, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(517)	(84,416)
Citigroup	Credit Acceptance Corp.	1 Month LIBOR BBA minus 1.75%	06/21/2018	Monthly	(2,862)	(779,476)
Citigroup	Customers Bancorp, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,701	(182,696)
Citigroup	Cutera, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	768	(32,721)
Citigroup	Dean Foods Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	333	(38,501)
Citigroup	Dermira, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,391)	(68,037)
Citigroup	Dineequity, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,678)	(283,755)
Citigroup	Duluth Holdings, Inc., Class B	1 Month LIBOR BBA minus 3.95%	06/21/2018	Monthly	(3,140)	(169,708)
Citigroup	DXP Enterprises, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	250	(38,082)
Citigroup	Endologix, Inc.	1 Month LIBOR BBA minus 0.75%	06/21/2018	Monthly	(2,924)	(284,687)
Citigroup	EVERTEC, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,690	(24,961)
Citigroup	Express Scripts Holding Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	6,927	(2,572)
Citigroup	Extraction Oil & Gas, Inc.	1 Month LIBOR BBA minus 0.70%	06/21/2018	Monthly	(3,096)	(647,675)
Citigroup	Fairmount Santrol Holdings, Inc.	1 Month LIBOR BBA minus 3.75%	06/21/2018	Monthly	(507)	(198,440)
Citigroup	FireEye, Inc.	1 Month LIBOR BBA minus 0.85%	06/21/2018	Monthly	(3,203)	(409,713)
Citigroup	First Bancorp Puerto Rico	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,335	(179,067)
Citigroup	Five9, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,680)	(2,481)
Citigroup	FNFV Group	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	932	(10,876)
Citigroup	Fresh Del Monte Produce, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	164	(8,504)
Citigroup	Gap, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	5,014	(382,772)
Citigroup	Gold Resource Corp.	1 Month LIBOR BBA minus 1.35%	06/21/2018	Monthly	(1,067)	(18,306)
Citigroup	GoPro, Inc.	1 Month LIBOR BBA minus 13.75%	06/21/2018	Monthly	(2,876)	(620,124)
Citigroup	Guess?, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(170)	(21)

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citigroup	Guidewire Software, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	$(2,973)	$(313,879)
Citigroup	HealthEquity, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(336)	(80,924)
Citigroup	Heska Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,253	(830)
Citigroup	Hornbeck Offshore Services, Inc.	1 Month LIBOR BBA minus 24.00%	06/21/2018	Monthly	(164)	(147,820)
Citigroup	Hortonworks, Inc.	1 Month LIBOR BBA minus 1.20%	06/21/2018	Monthly	(627)	(113,874)
Citigroup	Inphi Corp.	1 Month LIBOR BBA minus 0.45%	06/21/2018	Monthly	(3,471)	(274,153)
Citigroup	Intra-Cellular Therapies, Inc.	1 Month LIBOR BBA minus 0.65%	06/21/2018	Monthly	(727)	(69,640)
Citigroup	Ionis Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.60%	06/21/2018	Monthly	(1,761)	(386,267)
Citigroup	Jagged Peak Energy, Inc.	1 Month LIBOR BBA minus 1.15%	06/21/2018	Monthly	(326)	(38,924)
Citigroup	Juno Therapeutics, Inc.	1 Month LIBOR BBA minus 1.25%	06/21/2018	Monthly	(1,254)	(978,450)
Citigroup	Kosmos Energy, Ltd.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,115)	(544,962)
Citigroup	LeMaitre Vascular, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	443	(65,770)
Citigroup	LGI Homes, Inc.	1 Month LIBOR BBA minus 2.25%	06/21/2018	Monthly	(2,148)	(1,664,775)
Citigroup	Liberty Interactive Corp. QVC Group	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	4,349	(104,515)
Citigroup	Liberty Media Corp., Liberty Capital	1 Month LIBOR BBA minus 0.65%	06/21/2018	Monthly	(3,191)	(103,202)
Citigroup	Liberty Media Corp., Liberty Capital	1 Month LIBOR BBA minus 0.80%	06/21/2018	Monthly	(3,261)	(313,142)
Citigroup	LivePerson, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,609	(132,820)
Citigroup	MACOM Technology Solutions Holdings, Inc.	1 Month LIBOR BBA minus 0.40%	06/21/2018	Monthly	(3,477)	(124,104)
Citigroup	Masimo Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,370	(27,255)
Citigroup	Matrix Service Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	597	(14,825)
Citigroup	MaxLinear, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,077)	(160,264)
Citigroup	Merck & Co., Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,284	(204,778)
Citigroup	Merit Medical Systems, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	578	(45,161)
Citigroup	Monro Muffler Brake, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,991)	(86,560)
Citigroup	NeoPhotonics Corp.	1 Month LIBOR BBA minus 10.50%	06/21/2018	Monthly	(1,836)	(64,193)
Citigroup	Neurocrine Biosciences, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,676)	(491,753)
Citigroup	Novocure, Ltd.	1 Month LIBOR BBA minus 1.25%	06/21/2018	Monthly	(2,039)	(467,023)
Citigroup	NOW, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(605)	(945)
Citigroup	Nutanix, Inc.	1 Month LIBOR BBA minus 2.30%	06/21/2018	Monthly	(1,779)	(133,529)
Citigroup	Oceaneering International, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	5,805	(1,205,211)
Citigroup	Ocwen Financial Corp.	1 Month LIBOR BBA minus 1.10%	06/21/2018	Monthly	(2,201)	(631,217)
Citigroup	Office Depot, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	183	(52,441)
Citigroup	OFG Bancorp	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	857	(72,470)
Citigroup	Pacific Biosciences of California, Inc.	1 Month LIBOR BBA minus 0.70%	06/21/2018	Monthly	(1,798)	(259,853)
Citigroup	Pacira Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	998	(219,356)
Citigroup	PacWest Bancorp	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(146)	(8,631)
Citigroup	Paratek Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,333)	(62,609)
Citigroup	Parsley Energy, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(3,431)	(218,287)
Citigroup	Pier 1 Imports, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,285	(408,508)
Citigroup	Plug Power, Inc.	1 Month LIBOR BBA minus 15.50%	06/21/2018	Monthly	(961)	(503,689)
Citigroup	Proto Labs, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,419)	(465,776)
Citigroup	QEP Resources, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,697	(42,624)
Citigroup	Quality Systems, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,230	(56,712)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citigroup	Quidel Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	$513	$(8,929)
Citigroup	Raven Industries, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(66)	(7,700)
Citigroup	Rayonier Advanced Materials, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,955	(3,162)
Citigroup	Rent-A-Center, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	333	(68,625)
Citigroup	Revance Therapeutics, Inc.	1 Month LIBOR BBA minus 1.05%	06/21/2018	Monthly	(810)	(222,376)
Citigroup	Royal Gold, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(452)	(24,983)
Citigroup	RPC, Inc.	1 Month LIBOR BBA minus 6.00%	06/21/2018	Monthly	(3,067)	(667,016)
Citigroup	Sanmina Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,479	(543,322)
Citigroup	Scorpio Bulkers, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(2,405)	(745,253)
Citigroup	Seattle Genetics, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,861)	(315,043)
Citigroup	Shake Shack, Inc.	1 Month LIBOR BBA minus 1.79%	06/21/2018	Monthly	(2,166)	(112,081)
Citigroup	Shenandoah Telecommunications Co.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(1,424)	(350,842)
Citigroup	Southwestern Energy Co.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,803	(122,574)
Citigroup	Spectrum Brands Holdings, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	4,966	(558,492)
Citigroup	Square, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(2,166)	(790,432)
Citigroup	Sucampo Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,741	(114,452)
Citigroup	SunPower Corp.	1 Month LIBOR BBA minus 7.25%	06/21/2018	Monthly	(2,358)	(86,690)
Citigroup	Sunrun, Inc.	1 Month LIBOR BBA minus 2.25%	06/21/2018	Monthly	(2,998)	(323,164)
Citigroup	Synaptics, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,495	(57,987)
Citigroup	Synchronoss Technologies, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,041	(333,020)
Citigroup	Teladoc, Inc.	1 Month LIBOR BBA minus 1.25%	06/21/2018	Monthly	(2,080)	(147,090)
Citigroup	Textainer Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.86%	06/21/2018	Monthly	(2,048)	(1,263,537)
Citigroup	TherapeuticsMD, Inc.	1 Month LIBOR BBA minus 6.00%	06/21/2018	Monthly	(2,291)	(269,152)
Citigroup	Time, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	1,056	(146,415)
Citigroup	Transocean, Ltd.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,026	(60,804)
Citigroup	Unisys Corp.	1 Month LIBOR BBA minus 1.10%	06/21/2018	Monthly	(431)	(50,667)
Citigroup	United States Steel Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,287	(127,507)
Citigroup	United Therapeutics Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	5,922	(134,602)
Citigroup	Universal Corp.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	2,817	(301,976)
Citigroup	Universal Display Corp.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(503)	(141,883)
Citigroup	Web.com Group, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	3,428	(90,520)
Citigroup	WEX, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(2,821)	(404,300)
Citigroup	Wingstop, Inc.	1 Month LIBOR BBA minus 0.85%	06/21/2018	Monthly	(3,255)	(409,566)
Citigroup	WPX Energy, Inc.	1 Month LIBOR BBA minus 0.35%	06/21/2018	Monthly	(434)	(62,503)
Citigroup	XL Group, Ltd.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	6,314	(481,459)
Citigroup	ZAGG, Inc.	1 Month LIBOR BBA plus 0.35%	06/21/2018	Monthly	819	(33,410)
					$(34,882)	$(32,751,162)

1	As of October 31, 2017, cash in the amount $29,546,000 was received from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

*	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

LIBOR—London InterBank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$921,144,889	$—	$—	$921,144,889
Short-Term Investment
Repurchase Agreement	—	28,096,698	—	28,096,698

Total Investments in Securities	921,144,889	28,096,698	—	949,241,587

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	61,395,278	—	61,395,278

Total Investments in Securities and Other Financial Instruments	$921,144,889	$89,491,976	$—	$1,010,636,865

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange Traded Fund Sold Short	$(3,521,412)	$—	$—	$(3,521,412)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(32,751,162)	—	(32,751,162)

Total Investments in Securities Sold Short and Other Financial Instruments	$(3,521,412)	$(32,751,162)	$—	$(36,272,574)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers between among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities before investments sold short, at value (identified cost $750,747,315)	$949,241,587
Receivables:
Fund shares sold	813,788
Dividends and interest	594,483
Unrealized appreciation on OTC swap contracts	61,395,278
Other assets	31,874

Total assets	1,012,077,010

Liabilities
Investments sold short (proceeds $3,515,886)	3,521,412
Payables:
Fund shares redeemed	2,644,764
Manager (See Note 3)	819,149
Investment securities purchased	405,596
NYLIFE Distributors (See Note 3)	113,639
Custodian	61,273
Shareholder communication	60,788
Transfer agent (See Note 3)	42,554
Professional fees	16,796
Broker fees and charges on short sales	6,437
Trustees	2,344
Accrued expenses	9,810
Unrealized depreciation on OTC swap contracts	32,751,162

Total liabilities	40,455,724

Net assets	$971,621,286

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$89,564
Additional paid-in capital	640,279,318

640,368,882
Net investment loss	(1,634,696)
Accumulated net realized gain (loss) on investments, investments sold short and swap transactions	105,754,238
Net unrealized appreciation (depreciation) on investments and swap contracts	227,138,388
Net unrealized appreciation (depreciation) on investments sold short	(5,526)

Net assets	$971,621,286

Class A
Net assets applicable to outstanding shares	$124,552,146

Shares of beneficial interest outstanding	11,412,908

Net asset value per share outstanding	$10.91
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.55

Investor Class
Net assets applicable to outstanding shares	$5,448,577

Shares of beneficial interest outstanding	506,691

Net asset value per share outstanding	$10.75
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.38

Class C
Net assets applicable to outstanding shares	$102,744,818

Shares of beneficial interest outstanding	10,682,662

Net asset value and offering price per share outstanding	$9.62

Class I
Net assets applicable to outstanding shares	$738,875,745

Shares of beneficial interest outstanding	66,961,313

Net asset value and offering price per share outstanding	$11.03

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$19,167,609
Interest	18,190
Other income	998

Total income	19,186,797

Expenses
Manager (See Note 3)	9,468,633
Broker fees and charges on short sales	7,063,240
Distribution/Service—Class A (See Note 3)	317,731
Distribution/Service—Investor Class (See Note 3)	13,839
Distribution/Service—Class C (See Note 3)	958,489
Dividends on investments sold short	1,084,508
Transfer agent (See Note 3)	486,504
Custodian	355,893
Professional fees	105,982
Shareholder communication	97,651
Registration	90,882
Trustees	23,320
Miscellaneous	42,013

Total expenses	20,108,685

Net investment income (loss)	(921,888)

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Investment transactions	150,335,687
Investments sold short	(2,423,160)
Swap transactions	(8,516,664)

Net realized gain (loss) on investments, investments sold short and swap transactions	139,395,863

Net change in unrealized appreciation (depreciation) on:
Investments	105,335,147
Investments sold short	(30,793,073)
Swap contracts	28,644,116

Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	103,186,190

Net realized and unrealized gain (loss) on investments, investments sold short and swap transactions	242,582,053

Net increase (decrease) in net assets resulting from operations	$241,660,165

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,610.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(921,888)	$1,327,341
Net realized gain (loss) on investments, investments sold short and swap transactions	139,395,863	11,937,859
Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	103,186,190	(24,924,017)

Net increase (decrease) in net assets resulting from operations	241,660,165	(11,658,817)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	—	(21)
Class I	(872,373)	(550,054)

	(872,373)	(550,075)

From net realized gain on investments:
Class A	(2,563,371)	(2,975,134)
Investor Class	(85,404)	(84,541)
Class C	(1,667,636)	(1,492,137)
Class I	(11,403,973)	(13,693,346)

	(15,720,384)	(18,245,158)

Total dividends and distributions to shareholders	(16,592,757)	(18,795,233)

Capital share transactions:
Net proceeds from sale of shares	204,275,594	427,303,836
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,637,271	17,452,403
Cost of shares redeemed	(388,725,538)	(350,626,516)

Increase (decrease) in net assets derived from capital share transactions	(168,812,673)	94,129,723

Net increase (decrease) in net assets	56,254,735	63,675,673

Net Assets
Beginning of year	915,366,551	851,690,878

End of year	$971,621,286	$915,366,551

Undistributed (distributions in excess of) net investment income at end of year	$(1,634,696)	$579,590

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended October 31, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$241,660,165
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(1,442,864,029)
Investments sold	1,950,769,716
Purchases to cover securities sold short	(806,828,012)
Securities sold short	521,714,831
Purchase of short term investments, net	(28,096,698)
Decrease in dividends and interest receivable	376,046
Increase in premiums paid for OTC swap contracts	(8,516,664)
Decrease in other assets	3,491
Decrease in broker fees and charges payable on short sales	(879,128)
Decrease in dividends payable for securities sold short	(336)
Decrease cash due to custodian	(60,705)
Decrease in professional fees payable	(5,967)
Increase in custodian payable	27,237
Increase in shareholder communication payable	37,249
Decrease in due to Trustees	(296)
Increase in due to manager	37,550
Decrease in due to transfer agent	(47,750)
Increase in due to NYLIFE Distributors	5,632
Increase in accrued expenses	1,049
Net change in unrealized (appreciation) depreciation on OTC swap contracts	(28,644,116)
Net realized (gain) loss from swap contracts	8,516,664
Net change in unrealized (appreciation) depreciation on investments	(105,335,147)
Net realized (gain) loss from investments	(150,335,687)
Net change in unrealized (appreciation) depreciation on securities sold short	30,793,073
Net realized (gain) loss from securities sold short	2,423,160

Net cash provided by operating activities	184,751,328

Cash flows from financing activities:
Proceeds from shares sold	203,951,911
Payment on shares redeemed	(387,747,752)
Cash distributions paid	(955,487)

Net cash used in financing activities	(184,751,328)

Net increase (decrease) in cash:	—

Cash at beginning of year	—

Cash at end of year	$—

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $15,637,271.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.60	$8.93	$9.36	$10.31	$8.29

Net investment income (loss) (a)	(0.02)	0.00 ‡	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.48	(0.15)	1.05	1.53	2.59

Total from investment operations	2.46	(0.15)	1.04	1.49	2.58

Less dividends and distributions:
From net investment income	—	—	—	—	(0.03)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.56)

Net asset value at end of year	$10.91	$8.60	$8.93	$9.36	$10.31

Total investment return (b)	28.96%	(1.72%)	12.27%	17.79%	33.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20%)	0.03%	(0.17%)	(0.47%)	(0.12%)
Net expenses (excluding short sale expenses)	1.37%	1.35%	1.32%	1.30%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.26%	2.62%	2.37%	2.45%	2.55%
Short sale expenses	0.89%	1.27%	1.05%	1.15%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$124,552	$157,903	$123,721	$18,611	$2,700

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.49	$8.82	$9.28	$10.25	$8.25

Net investment income (loss) (a)	(0.03)	(0.00)‡	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.44	(0.15)	1.03	1.53	2.57

Total from investment operations	2.41	(0.15)	1.01	1.47	2.54

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	(0.00)‡	(0.01)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.54)

Net asset value at end of year	$10.75	$8.49	$8.82	$9.28	$10.25

Total investment return (b)	28.75%	(1.75%)	12.04%	17.66%	32.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	(0.05%)	(0.26%)	(0.63%)	(0.28%)
Net expenses (excluding short sale expenses)	1.45%	1.44%	1.45%	1.53%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	2.29%	2.72%	2.50%	2.70%	2.81%
Short sale expenses	0.84%	1.28%	1.05%	1.17%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$5,449	$4,702	$3,938	$1,357	$594

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

26	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$7.66	$8.04	$8.63	$9.76	$7.93

Net investment income (loss) (a)	(0.09)	(0.06)	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.20	(0.14)	0.96	1.43	2.45

Total from investment operations	2.11	(0.20)	0.88	1.31	2.36

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Net asset value at end of year	$9.62	$7.66	$8.04	$8.63	$9.76

Total investment return (b)	27.93%	(2.55%)	11.32%	16.68%	31.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(0.81%)	(1.04%)	(1.43%)	(1.03%)
Net expenses (excluding short sale expenses)	2.21%	2.19%	2.20%	2.28%	2.31%
Expenses (including short sales expenses, before waiver/reimbursement)	3.05%	3.46%	3.25%	3.42%	3.58%
Short sale expenses	0.84%	1.27%	1.05%	1.14%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$102,745	$84,108	$54,873	$6,229	$1,190

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.69	$9.00	$9.41	$10.34	$8.32

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	2.50	(0.14)	1.05	1.53	2.56

Total from investment operations	2.50	(0.12)	1.06	1.52	2.60

Less dividends and distributions:
From net investment income	(0.01)	(0.01)	—	(0.01)	(0.05)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.16)	(0.19)	(1.47)	(2.45)	(0.58)

Net asset value at end of year	$11.03	$8.69	$9.00	$9.41	$10.34

Total investment return (b)	29.17%	(1.40%)	12.44%	18.13%	33.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	0.28%	0.15%	(0.09%)	0.44%
Net expenses (excluding short sale expenses)	1.12%	1.10%	1.07%	1.05%	1.05%
Expenses (including short sales expenses, before waiver/reimbursement)	1.98%	2.38%	2.12%	2.24%	2.32%
Short sale expenses	0.86%	1.28%	1.05%	1.19%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$738,876	$668,653	$669,159	$509,379	$476,871

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Equity Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

28	MainStay U.S. Equity Opportunities Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return

29

Notes to Financial Statements (continued)

swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Sold Short.  During the year ended October 31, 2017, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset,

30	MainStay U.S. Equity Opportunities Fund

completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2017, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(L)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity

31

Notes to Financial Statements (continued)

swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$61,395,278	$61,395,278

Total Fair Value		$61,395,278	$61,395,278

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(32,751,162)	$(32,751,162)

Total Fair Value		$(32,751,162)	$(32,751,162)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$(8,516,664)	$(8,516,664)

Total Realized Gain (Loss)		$(8,516,664)	$(8,516,664)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$28,644,116	$28,644,116

Total Change in Unrealized Appreciation (Depreciation)		$28,644,116	$28,644,116

Average Notional Amount

	Equity Contracts Risk	Total
Swap Contracts Long (a)	$314,854,846	$314,854,846
Swap Contracts Short (a)	$(285,413,143)	$(285,413,143)

(a)	Positions were open six months during the reporting period.

32	MainStay U.S. Equity Opportunities Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2017.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Citigroup	$61,395,278	$(32,751,162)	$—	$28,644,116

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2017.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Liabilities†
Citigroup	$32,751,162	$(32,751,162)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(P)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement , the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to February 28,

2017, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at a 1.00% annual rate of average daily net assets of the Fund. During the year ended October 31, 2017, the effective management fee rate was 1.00%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the percentages of average daily net assets for Class A shares of 1.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. This agreement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $9,468,633.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

33

Notes to Financial Statements (continued)

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $61,958 and $6,634, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $5,176 and $20,762, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$53,793
Investor Class	7,091
Class C	122,640
Class I	302,980

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$749,430,280	$235,897,952	$(39,608,057)	$196,289,895

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$56,828,829	$78,133,571	$—	$196,290,004	$331,252,404

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market swap adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(420,025)	$(21,121,574)	$21,541,599

The reclassifications for the Fund are primarily due to distributions in connection with redemption of fund shares.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$872,373	$550,075
Long-Term Capital Gain	15,720,384	18,245,158
Total	$16,592,757	$18,795,233

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

34	MainStay U.S. Equity Opportunities Fund

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $1,348,420 and $1,854,775, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	4,445,590	$42,991,929
Shares issued to shareholders in reinvestment of dividends and distributions	240,832	2,239,736
Shares redeemed	(6,004,568)	(56,854,495)

Net increase (decrease) in shares outstanding before conversion	(1,318,146)	(11,622,830)
Shares converted into Class A (See Note 1)	196,280	1,961,513
Shares converted from Class A (See Note 1)	(5,821,389)	(55,456,430)

Net increase (decrease)	(6,943,255)	$(65,117,747)

Year ended October 31, 2016:
Shares sold	17,584,672	$147,737,267
Shares issued to shareholders in reinvestment of dividends and distributions	320,234	2,750,813
Shares redeemed	(12,906,945)	(108,250,846)

Net increase (decrease) in shares outstanding before conversion	4,997,961	42,237,234
Shares converted into Class A (See Note 1)	81,172	681,457
Shares converted from Class A (See Note 1)	(578,761)	(4,930,305)

Net increase (decrease)	4,500,372	$37,988,386

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	204,662	$1,943,997
Shares issued to shareholders in reinvestment of dividends and distributions	9,293	85,307
Shares redeemed	(77,453)	(731,764)

Net increase (decrease) in shares outstanding before conversion	136,502	1,297,540
Shares converted into Investor Class (See Note 1)	15,247	146,912
Shares converted from Investor Class (See Note 1)	(199,141)	(1,961,513)

Net increase (decrease)	(47,392)	$(517,061)

Year ended October 31, 2016:
Shares sold	340,431	$2,801,926
Shares issued to shareholders in reinvestment of dividends and distributions	9,972	84,562
Shares redeemed	(187,330)	(1,521,584)

Net increase (decrease) in shares outstanding before conversion	163,073	1,364,904
Shares converted into Investor Class (See Note 1)	26,644	221,082
Shares converted from Investor Class (See Note 1)	(82,236)	(681,457)

Net increase (decrease)	107,481	$904,529

35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,073,016	$26,232,158
Shares issued to shareholders in reinvestment of dividends and distributions	176,208	1,455,481
Shares redeemed	(3,544,848)	(30,418,178)

Net increase (decrease)	(295,624)	$(2,730,539)

Year ended October 31, 2016:
Shares sold	7,268,031	$55,099,096
Shares issued to shareholders in reinvestment of dividends and distributions	152,631	1,176,785
Shares redeemed	(3,269,171)	(24,512,461)

Net increase (decrease)	4,151,491	$31,763,420

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	13,695,163	$133,107,510
Shares issued to shareholders in reinvestment of dividends and distributions	1,262,699	11,856,747
Shares redeemed	(30,708,176)	(300,721,101)

Net increase (decrease) in shares outstanding before conversion	(15,750,314)	(155,756,844)
Shares converted into Class I (See Note 1)	5,752,006	55,309,518

Net increase (decrease)	(9,998,308)	$(100,447,326)

Year ended October 31, 2016:
Shares sold	26,095,711	$221,665,547
Shares issued to shareholders in reinvestment of dividends and distributions	1,551,991	13,440,243
Shares redeemed	(25,569,808)	(216,341,625)

Net increase (decrease) in shares outstanding before conversion	2,077,894	18,764,165
Shares converted into Class I (See Note 1)	547,581	4,709,223

Net increase (decrease)	2,625,475	$23,473,388

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction

(“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

36	MainStay U.S. Equity Opportunities Fund

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

In November 2016, the FASB issued the Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay U.S. Equity Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay U.S. Equity Opportunities Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

38	MainStay U.S. Equity Opportunities Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together on the Proposal) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $31,331,487 as long term capital gain distributions.

For the fiscal year ended October 31, 2017, the Fund designated approximately $237,167 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 27.14% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay U.S. Equity Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

41

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay U.S. Equity Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716832 MS286-17	MSUER11-12/17 (NYLIM) NL234

MainStay International Opportunities Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	15.63 22.36%	8.90 10.14%	0.79 1.36%	3.35 3.35%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	15.56 22.29	8.76 10.00	2.40 3.00	3.56 3.56
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	20.38 21.38	9.17 9.17	0.47 0.47	4.29 4.29
Class I Shares	No Sales Charge		9/28/2007	22.78	10.44	1.60	3.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
MSCI EAFE® Index[3]	23.44%	8.53%	1.10%
Morningstar Foreign Large Value Category Average[4]	21.31	7.14	0.40

3.	The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Foreign Large Value Category Average is representative of funds invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,103.60	$16.54	$1,009.50	$15.80	3.12%

Investor Class Shares	$1,000.00	$1,102.80	$16.80	$1,009.20	$16.05	3.17%

Class C Shares	$1,000.00	$1,097.50	$20.62	$1,005.50	$19.71	3.90%

Class I Shares	$1,000.00	$1,103.90	$15.06	$1,010.90	$14.39	2.84%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

Japan	24.0%
United Kingdom	12.1
Switzerland	9.0
Germany	8.7
France	7.8
Australia	6.4
United States	5.7
Italy	5.0
Spain	4.7
Hong Kong	3.8
Netherlands	3.8
Denmark	2.4
Norway	1.8
Sweden	1.5
Israel	1.4

Singapore	1.4%
Belgium	1.0
China	1.0
Austria	0.9
Finland	0.8
Russia	0.4
Georgia	0.1
Ireland	0.1
New Zealand	0.1
Portugal	0.1
Other Assets, Less Liabilities	–1.1
Investments Sold Short	–2.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Novartis A.G., Registered

2.	Roche Holding A.G.

3.	Nestle S.A., Registered

4.	Global X Lithium & Battery Tech ETF

5.	AXA S.A.
6.	Mitsubishi UFJ Financial Group, Inc.

7.	Telefonica S.A.

8.	Anglo American PLC

9.	Repsol S.A.

10.	Covestro A.G.

Top Five Short Positions as of October 31, 2017 (Unaudited)

1.	iShares MSCI EAFE ETF

2.	Ezion Holdings, Ltd.

3.	Paladin Energy, Ltd.

4.	MBB S.E.

5.	Anxin-China Holdings, Ltd.

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, Jeremy Roethel, CFA,1 and Ping Wang, PhD, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay International Opportunities Fund returned 22.36% for Class A shares, 22.29% for Investor Class shares and 21.38% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 22.78%. For the 12 months ended October 31, 2017, all share classes underperformed the 23.44% return of the MSCI EAFE® Index,2 which is the Fund’s broad-based securities-market index. During the same period, all share classes outperformed the 21.31% return of the Morningstar Foreign Large Value Category Average.3 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI EAFE® Index resulted primarily from stock selection. Allocation effects—the effects of being overweight or underweight relative to the benchmark in specific sectors or regions as a result of the Fund’s bottom-up stock-selection process—contributed modestly to relative performance on a sector basis, but detracted from results on a regional basis. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sector that made the strongest positive contribution to the Fund’s performance relative to the MSCI EAFE® Index was information technology, followed by industrials. In both cases, relative performance benefited from favorable stock selection. An underweight position in the lagging real estate sector also contributed positively to relative performance.

The sectors that made the weakest contributions to the Fund’s relative performance were telecommunication services and consumer staples, with stock selection detracting in both cases. An overweight position relative to the MSCI EAFE® Index in the energy sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to the Fund’s absolute performance during the reporting period was a long position in semiconductor company Siltronic. The company’s shares rose after reporting strong earnings backed by increased product demand and improved pricing trends. A long position in drug company Actelion Pharmaceuticals was also a substantial positive contributor. The company benefited from a takeover announcement from Johnson & Johnson. A long position in commercial airline carrier Deutsche Lufthansa was also a significant positive contributor, supported by firmer fares and rising passenger travel and cargo demand.

The most substantial detractor from the Fund’s absolute performance was a short position in Japanese casual restaurant operator Pepper Food Service. The shares rose on strong operational success of the company’s dining concepts. A long position in liquid crystal display manufacturer Japan Display also detracted from the Fund’s absolute performance, driven by earnings pressure and increased competition. A long position in nickel mining company Western Areas Limited also hurt the Fund’s absolute performance as the company faced pressure from falling nickel prices.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund established new and overweight positions relative to the MSCI EAFE® Index in Germany-based electric and gas utility RWE and travel tour, hotel and cruise operator TUI. The Fund’s investment process viewed both companies favorably because of attractive earnings trends and favorable valuations.

The Fund exited positions in France-based financial services company BNP Paribas and pharmaceutical company Sanofi. The Fund’s investment process viewed both companies as unattractive because of deteriorating earnings trends and less-than-compelling valuations.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the MSCI EAFE® Index in the consumer discretionary and information technology sectors. Over the same period, the Fund modestly decreased its relative sector weightings in telecommunication services and financials.

1.	Mr. Roethel served as a portfolio manager until June 30, 2017.
2.	See footnote on page 6 for more information on the MSCI EAFE® Index.
3.	See footnote on page 6 for more information on the Morningstar Foreign Large Value Category Average.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the MSCI EAFE® Index in the information technology and consumer discretionary sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 98.4%†
Australia 6.4%
Australia & New Zealand Banking Group, Ltd. (Banks)	154,081	$3,528,342
Bank of Queensland, Ltd. (Banks)	305,401	3,122,748
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels)	1,140,911	851,366
BHP Billiton PLC (Metals & Mining)	108,971	1,971,944
BHP Billiton, Ltd. (Metals & Mining)	58,733	1,193,007
Brickworks, Ltd. (Construction Materials)	26,672	289,666
BWX Ltd. (Personal Products) (a)	70,005	388,443
Collins Foods, Ltd. (Hotels, Restaurants & Leisure)	116,843	495,419
Commonwealth Bank of Australia (Banks)	13,465	800,011
CSR, Ltd. (Construction Materials)	1,231,298	4,466,852
Downer EDI, Ltd. (Commercial Services & Supplies)	551,037	2,947,935
Estia Health, Ltd. (Health Care Providers & Services)	261,335	696,044
Flight Centre Travel Group, Ltd. (Hotels, Restaurants & Leisure) (a)	22,032	789,150
Fortescue Metals Group, Ltd. (Metals & Mining)	648,236	2,302,031
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance)	925,060	2,010,704
Goodman Group (Equity Real Estate Investment Trusts)	23,580	150,873
GWA Group, Ltd. (Building Products)	265,410	515,954
Harvey Norman Holdings, Ltd. (Multiline Retail) (a)	177,683	514,041
Macquarie Group, Ltd. (Capital Markets)	25,933	1,952,033
Mesoblast, Ltd. (Biotechnology) (b)	81,582	83,356
Mineral Resources, Ltd. (Metals & Mining)	332,096	4,422,551
Monadelphous Group, Ltd. (Construction & Engineering)	103,013	1,337,932
MYOB Group, Ltd. (Software)	215,513	618,536
Nine Entertainment Co. Holdings, Ltd. (Media)	1,128,021	1,294,996
Qantas Airways, Ltd. (Airlines)	615,277	2,896,048
Regis Resources, Ltd. (Metals & Mining)	260,532	775,659
Seven Group Holdings, Ltd. (Trading Companies & Distributors)	73,588	746,247
SmartGroup Corp., Ltd. (Commercial Services & Supplies)	16,439	122,419
Stockland (Equity Real Estate Investment Trusts)	42,367	146,564
Telstra Corp., Ltd. (Diversified Telecommunication Services)	1,681,982	4,557,059

	Shares	Value
Australia (continued)
Whitehaven Coal, Ltd. (Oil, Gas & Consumable Fuels) (b)	762,274	$2,176,105

		48,164,035

Austria 0.9%
FACC A.G. (Aerospace & Defense) (b)(c)	4,910	85,648
Lenzing A.G. (Chemicals)	5,726	775,046
Raiffeisen Bank International A.G. (Banks) (b)(c)	159,754	5,565,933
Telekom Austria A.G. (Diversified Telecommunication Services) (b)	13,250	124,276
UNIQA Insurance Group A.G. (Insurance)	38,526	395,187

		6,946,090

Belgium 1.0%
AGFA-Gevaert N.V. (Health Care Technology) (b)	79,930	375,871
Anheuser-Busch InBev S.A. / N.V. (Beverages)	2,059	251,954
D’ieteren S.A. / N.V. (Distributors)	19,152	875,971
UCB S.A. (Pharmaceuticals)	79,381	5,778,258

		7,282,054

China 1.0%
BOC Hong Kong Holdings, Ltd. (Banks)	304,500	1,450,019
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	4,963,500	5,735,098

		7,185,117

Denmark 2.4%
H. Lundbeck A/S (Pharmaceuticals)	88,992	5,288,046
Matas A/S (Specialty Retail)	24,583	275,143
Novo Nordisk A/S, Class B (Pharmaceuticals)	19,401	965,153
Pandora A/S (Textiles, Apparel & Luxury Goods)	58,247	5,498,054
Spar Nord Bank A/S (Banks)	8,555	108,808
Sydbank A/S (Banks)	15,136	590,442
Vestas Wind Systems A/S (Electrical Equipment)	56,790	5,009,379

		17,735,025

Finland 0.8%
Finnair OYJ (Airlines)	68,967	899,765
Outokumpu OYJ (Metals & Mining)	282,913	2,675,955
Sanoma OYJ (Media)	3,414	40,524
Stora Enso OYJ, Class R (Paper & Forest Products)	135,081	2,113,197
Valmet OYJ (Machinery)	1,945	37,723

		5,767,164

France 7.8%
Air France-KLM (Airlines) (b)	281,561	4,411,280

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)
∎	Among the Fund’s 5 largest short positions as of October 31, 2017. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
France (continued)
Atos S.E. (IT Services)	32,871	$5,107,855
♦AXA S.A. (Insurance)	263,901	7,971,010
Casino Guichard Perrachon S.A. (Food & Staples Retailing)	73,755	4,212,767
Chargeurs S.A. (Textiles, Apparel & Luxury Goods)	5,579	157,398
Derichebourg S.A. (Commercial Services & Supplies)	158,541	1,691,821
Eiffage S.A. (Construction & Engineering)	23,225	2,426,440
Electricite de France S.A. (Electric Utilities)	180,779	2,366,923
Engie S.A. (Multi-Utilities)	125,820	2,126,605
Faurecia (Auto Components)	26,365	1,916,690
Kering (Textiles, Apparel & Luxury Goods)	6,039	2,768,086
Lagardere S.C.A. (Media)	34,403	1,133,101
Natixis S.A. (Capital Markets)	699,097	5,482,156
Neopost S.A. (Technology Hardware, Storage & Peripherals)	45,191	1,665,552
Renault S.A. (Automobiles)	30,968	3,071,260
TOTAL S.A. (Oil, Gas & Consumable Fuels)	107,609	6,000,423
Trigano S.A. (Leisure Products)	4,192	676,302
Unibail-Rodamco S.E. (Equity Real Estate Investment Trusts)	6,067	1,518,376
Vinci S.A. (Construction & Engineering)	34,359	3,363,939
Vivendi S.A. (Media)	32,752	813,573

		58,881,557

Georgia 0.1%
BGEO Group PLC (Banks)	13,701	647,813

Germany 8.7%
Allianz S.E., Registered (Insurance)	22,151	5,143,745
Basler A.G. (Electronic Equipment, Instruments & Components)	2,686	549,258
Bauer A.G. (Construction & Engineering)	27,704	886,807
Borussia Dortmund GmbH & Co. KGaA (Media)	24,188	200,778
Cewe Stiftung & Co KGaA (Commercial Services & Supplies)	789	76,972
♦Covestro A.G. (Chemicals) (d)	66,607	6,390,076
Daimler A.G. (Automobiles)	6,144	510,211
Deutsche Lufthansa A.G. (Airlines)	181,752	5,800,956
Deutsche Pfandbriefbank A.G. (Thrifts & Mortgage Finance) (d)	187,909	2,697,766
E.ON S.E. (Multi-Utilities)	111,700	1,318,052
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	50,397	4,873,682
Fresenius S.E. & Co. KGaA (Health Care Providers & Services)	1,167	97,481
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	73,068	2,332,102

	Shares	Value
Germany (continued)
HOCHTIEF A.G. (Construction & Engineering) (a)	17,590	$3,104,190
Hornbach Holding A.G. & Co. KGaA (Specialty Retail)	4,871	417,094
Leoni A.G. (Auto Components)	61,467	4,079,757
MLP S.E. (Capital Markets)	62,266	427,567
OHB S.E. (Aerospace & Defense)	2,277	110,458
Pfeiffer Vacuum Technology A.G. (Machinery)	1,167	187,390
RWE A.G. (Multi-Utilities) (b)	243,142	6,077,984
SAP S.E. (Software)	22,080	2,511,803
Siemens A.G. (Industrial Conglomerates)	14,683	2,095,177
Siltronic A.G. (Semiconductors & Semiconductor Equipment) (b)	35,554	5,267,996
Talanx A.G. (Insurance) (b)	21,198	832,507
TUI A.G. (Hotels, Restaurants & Leisure)	319,991	5,779,946
Volkswagen A.G. (Automobiles)	10,890	2,022,023
Wacker Neuson S.E. (Machinery)	32,332	1,053,592
Washtec A.G. (Machinery)	5,856	517,127

		65,362,497

Hong Kong 3.8%
AIA Group, Ltd. (Insurance)	139,000	1,045,876
CK Asset Holdings, Ltd. (Real Estate Management & Development)	303,500	2,495,645
CLP Holdings, Ltd. (Electric Utilities)	110,000	1,118,838
First Pacific Co., Ltd. (Diversified Financial Services)	1,078,000	820,791
Global Brands Group Holding, Ltd. (Textiles, Apparel & Luxury Goods) (b)	2,644,000	308,411
HK Electric Investments & HK Electric Investments, Ltd., Class SS (Electric Utilities) (d)	243,500	224,417
I-CABLE Communications, Ltd. (Media) (b)	12,525	392
Lifestyle International Holdings, Ltd. (Multiline Retail)	66,500	91,208
Link REIT (Equity Real Estate Investment Trusts)	188,000	1,579,640
Luk Fook Holdings International, Ltd. (Specialty Retail)	490,000	2,072,705
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	876,000	2,397,339
Melco Resorts & Entertainment, Ltd., ADR (Hotels, Restaurants & Leisure) (c)	80,800	2,042,624
NWS Holdings, Ltd. (Industrial Conglomerates)	282,000	570,405
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	1,236,000	532,335
Singamas Container Holdings, Ltd. (Machinery)	5,214,000	1,082,713
Television Broadcasts, Ltd. (Media)	36,200	136,886
United Laboratories International Holdings, Ltd. (Pharmaceuticals) (a)(b)	770,000	670,175

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
VTech Holdings, Ltd. (Communications Equipment)	77,600	$1,103,115
WH Group, Ltd. (Food Products) (d)	5,179,000	5,244,456
Wharf Holdings, Ltd. (Real Estate Management & Development)	24,000	218,268
Xinyi Glass Holdings, Ltd. (Auto Components) (b)	1,836,000	1,776,835
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	888,500	3,405,305

		28,938,379

Ireland 0.1%
AerCap Holdings N.V. (Trading Companies & Distributors) (b)(c)	6,900	363,216

Israel 1.4%
Bank Leumi Le-Israel B.M. (Banks)	894,144	4,943,978
Check Point Software Technologies, Ltd. (Software) (b)(c)	2,500	294,275
Delek Group, Ltd. (Oil, Gas & Consumable Fuels)	4,015	658,819
El Al Israel Airlines (Airlines)	996,833	544,950
Electra Consumer Products (1970) Ltd. (Household Durables)	15,397	307,044
Harel Insurance Investments & Financial Services, Ltd. (Insurance)	174,395	1,191,111
Israel Corp., Ltd. (Chemicals) (b)	5,033	938,922
Israel Discount Bank, Ltd., Class A (Banks) (b)	62,201	165,180
Matrix IT, Ltd. (IT Services)	29,738	327,086
Mizrahi Tefahot Bank, Ltd. (Banks)	23,849	430,281
Oil Refineries, Ltd. (Oil, Gas & Consumable Fuels)	1,482,348	762,381
Shufersal, Ltd. (Food & Staples Retailing)	52,874	336,051

		10,900,078

Italy 5.0%
Assicurazioni Generali S.p.A. (Insurance)	13,183	240,171
Astaldi S.p.A. (Construction & Engineering)	19,948	138,257
ASTM S.p.A. (Transportation Infrastructure)	88,149	2,443,791
Banca Generali S.p.A. (Capital Markets)	126,364	4,162,676
Cementir Holding S.p.A. (Construction Materials)	57,103	485,237
Enel S.p.A. (Electric Utilities)	793,639	4,922,803
Falck Renewables S.p.A. (Independent Power & Renewable Electricity Producers)	242,831	422,595
Intesa Sanpaolo S.p.A. (Banks)	1,487,584	5,000,894
Maire Tecnimont S.p.A. (Construction & Engineering)	634,508	3,559,536
Prima Industrie S.p.A. (Machinery)	14,422	708,097
Saes Getters S.p.A. (Electronic Equipment, Instruments & Components)	8,717	267,354

	Shares	Value
Italy (continued)
Saras S.p.A. (Oil, Gas & Consumable Fuels)	1,538,529	$4,107,619
Societa Cattolica di Assicurazioni SC (Insurance)	226,709	2,457,282
Telecom Italia S.p.A. (Diversified Telecommunication Services) (c)	6,681,403	4,751,417
Unione di Banche Italiane S.p.A. (Banks)	890,822	4,183,900

		37,851,629

Japan 24.0%
Arakawa Chemical Industries, Ltd. (Chemicals)	4,700	113,299
Asahi Breweries, Ltd. (Beverages)	100,900	4,579,789
Chubu Shiryo Co., Ltd. (Food Products)	7,700	136,996
COLOPL, Inc. (Software)	295,300	3,261,922
Daicel Corp. (Chemicals)	16,400	202,791
Daiwa House Industry Co., Ltd. (Real Estate Management & Development) (c)	152,500	5,552,526
Denso Corp. (Auto Components)	25,900	1,410,429
Dentsu, Inc. (Media)	20,700	878,391
DIC Corp. (Chemicals)	600	22,110
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	81,800	128,130
East Japan Railway Co. (Road & Rail)	2,800	270,138
Feed One Co., Ltd. (Food Products)	271,200	698,840
Foster Electric Co., Ltd. (Household Durables)	85,900	1,999,712
Fuji Machine Manufacturing Co., Ltd. (Machinery)	19,300	367,142
Futaba Industrial Co., Ltd. (Auto Components)	75,000	722,264
H-ONE Co., Ltd. (Auto Components)	42,500	607,009
Hamakyorex Co., Ltd. (Road & Rail)	31,400	876,786
Hitachi Zosen Corp. (Machinery)	57,600	301,918
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	286,000	2,256,207
Hosiden Corp. (Electronic Equipment, Instruments & Components)	268,100	4,595,461
Iida Group Holdings Co., Ltd. (Household Durables)	294,600	5,611,922
Inpex Corp. (Oil, Gas & Consumable Fuels)	408,900	4,331,560
Iseki & Co., Ltd. (Machinery)	1,900	42,025
Ishihara Sangyo Kaisha, Ltd. (Chemicals) (b)	103,400	1,544,112
Itoki Corp. (Commercial Services & Supplies)	22,800	174,251
J Front Retailing Co., Ltd. (Multiline Retail)	107,100	1,571,108
Jaccs Co., Ltd. (Consumer Finance)	51,400	1,277,033
Jafco Co., Ltd. (Capital Markets)	64,300	3,149,826
Japan Aviation Electronics Industry, Ltd. (Electronic Equipment, Instruments & Components)	227,000	4,120,558
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	112,400	626,724
JFE Holdings, Inc. (Metals & Mining)	65,800	1,400,431
Kanamoto Co., Ltd. (Trading Companies & Distributors)	95,900	3,124,836

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Japan (continued)
Kasai Kogyo Co., Ltd. (Auto Components)	49,400	$736,406
Kitz Corp. (Machinery)	122,000	1,038,617
Kohnan Shoji Co., Ltd. (Specialty Retail)	14,200	302,221
KYB Corp. (Auto Components)	16,600	1,070,120
Kyokuto Kaihatsu Kogyo Co., Ltd. (Machinery)	56,800	1,011,065
Maeda Corp. (Construction & Engineering)	68,300	852,962
Makino Milling Machine Co., Ltd. (Machinery)	371,000	3,465,125
Marubeni Corp. (Trading Companies & Distributors)	772,000	5,137,614
Maruwa Co., Ltd. (Electronic Equipment, Instruments & Components)	16,700	966,413
Mazda Motor Corp. (Automobiles)	211,700	3,019,897
Meiko Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	203,100	3,697,436
Mitsuba Corp. (Auto Components)	15,700	259,170
Mitsubishi Gas Chemical Co., Inc. (Chemicals)	110,900	2,690,938
♦Mitsubishi UFJ Financial Group, Inc. (Banks) (c)	1,126,000	7,550,899
Mitsui Chemicals, Inc. (Chemicals)	17,000	520,294
Mixi, Inc. (Internet Software & Services)	1,400	67,965
Modec, Inc. (Energy Equipment & Services)	156,000	3,578,101
Monex Group, Inc. (Capital Markets)	604,600	1,914,217
Morinaga Milk Industry Co., Ltd. (Food Products)	27,000	1,035,311
Namura Shipbuilding Co., Ltd. (Machinery)	131,000	806,473
Nanto Bank, Ltd. (Banks)	66,700	1,871,272
Net One Systems Co., Ltd. (IT Services)	33,500	412,766
Nexon Co., Ltd. (Software) (b)(c)	204,500	5,467,482
Nikkiso Co., Ltd. (Health Care Equipment & Supplies)	167,500	1,561,497
Nippon Chemi-Con Corp. (Electronic Equipment, Instruments & Components)	99,700	3,432,791
Nippon Electric Glass Co., Ltd. (Electronic Equipment, Instruments & Components)	119,900	4,855,895
Nippon Soda Co., Ltd. (Chemicals)	197,000	1,224,915
Nippon Suisan Kaisha, Ltd. (Food Products)	684,200	4,151,955
Nipro Corp. (Health Care Equipment & Supplies)	241,000	3,495,088
Nishimatsu Construction Co., Ltd. (Construction & Engineering)	23,400	703,821
Nittetsu Mining Co., Ltd. (Metals & Mining)	12,300	907,585
Nojima Corp. (Specialty Retail)	78,800	1,829,577
Nomura Holdings, Inc. (Capital Markets) (c)	1,096,200	6,254,910
Noritake Co., Ltd. (Machinery)	28,600	1,373,343
NuFlare Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,500	283,937
Okasan Securities Group, Inc. (Capital Markets)	211,000	1,287,841
Oki Electric Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	24,000	333,072

	Shares	Value
Japan (continued)
Round One Corp. (Hotels, Restaurants & Leisure)	73,200	$942,481
Ryobi, Ltd. (Machinery)	53,200	1,360,120
Shindengen Electric Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	25,100	1,695,334
Shionogi & Co., Ltd. (Pharmaceuticals)	700	37,473
Showa Corp. (Auto Components)	76,200	991,160
Sony Corp. (Household Durables) (c)	146,200	5,674,162
Sumitomo Corp. (Trading Companies & Distributors)	322,000	4,625,892
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	345,900	4,919,048
Sumitomo Mitsui Financial Group, Inc. (Banks)	136,500	5,422,545
Suntory Beverage & Food, Ltd. (Beverages)	7,500	342,333
Tachi-S Co., Ltd. (Auto Components)	36,900	686,368
Takashimaya Co., Ltd. (Multiline Retail)	130,000	1,186,755
Tamura Corp. (Electronic Equipment, Instruments & Components)	3,500	23,732
Tanseisha Co., Ltd. (Professional Services)	16,100	190,445
Tatsuta Electric Wire & Cable Co., Ltd. (Electrical Equipment)	117,900	859,585
Tochigi Bank, Ltd. (Banks)	15,700	70,833
Tokyo TY Financial Group, Inc. (Banks)	16,400	438,468
TOMONY Holdings, Inc. (Banks)	105,200	502,384
Tosoh Corp. (Chemicals)	220,200	4,721,407
Toyo Engineering Corp. (Construction & Engineering) (a)	7,500	89,310
Toyo Kohan Co., Ltd. (Metals & Mining)	52,700	223,861
Toyota Motor Corp. (Automobiles)	60,600	3,725,377
Unipres Corp. (Auto Components)	135,100	3,600,132
Wakita & Co., Ltd. (Trading Companies & Distributors)	66,600	815,917
World Holdings Co., Ltd. (Professional Services)	10,800	345,262
Yamaichi Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	84,700	1,737,875
Yorozu Corp. (Auto Components)	5,600	113,325
Yurtec Corp. (Construction & Engineering)	68,000	590,862

		181,057,683

Netherlands 3.8%
Aegon N.V. (Insurance) (c)	984,611	5,812,609
ASR Nederland N.V. (Insurance)	111,927	4,589,309
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	62,182	4,885,584
EXOR N.V. (Diversified Financial Services)	85,905	5,508,655
Heineken Holding N.V. (Beverages)	15,361	1,426,092
ING Groep N.V. (Banks)	42,253	780,604

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Netherlands (continued)
RHI Magnesita N.V. (Construction Materials) (b)(c)	5,195	$230,679
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	183,545	5,766,505

		29,000,037

New Zealand 0.1%
Air New Zealand, Ltd. (Airlines)	371,463	838,834
SKY Network Television, Ltd. (Media)	14,267	24,407

		863,241

Norway 1.8%
Atea ASA (IT Services) (b)	13,793	173,932
Austevoll Seafood ASA (Food Products)	114,488	1,145,861
Grieg Seafood ASA (Food Products)	245,214	2,328,152
Norsk Hydro ASA (Metals & Mining)	639,388	4,943,359
Norway Royal Salmon ASA (Food Products)	36,594	710,106
Salmar ASA (Food Products)	97,627	2,912,794
SpareBank 1 SMN (Banks)	24,630	255,557
SpareBank 1 SR-Bank ASA (Banks)	102,170	1,132,026

		13,601,787

Portugal 0.1%
Altri SGPS S.A. (Paper & Forest Products)	49,856	318,540
CTT-Correios de Portugal S.A. (Air Freight & Logistics)	85,546	503,821
Mota-Engil SGPS S.A. (Construction & Engineering)	33,267	133,614

		955,975

Russia 0.4%
Evraz PLC (Metals & Mining)	709,664	2,719,229

Singapore 1.4%
Asian Pay Television Trust (Media)	1,054,500	448,691
Genting Singapore PLC (Hotels, Restaurants & Leisure)	6,251,300	5,595,030
Hi-P International, Ltd. (Electronic Equipment, Instruments & Components)	814,300	1,117,116
Venture Corp., Ltd. (Electronic Equipment, Instruments & Components)	253,900	3,630,336

		10,791,173

Spain 4.7%
Abertis Infraestructuras S.A. (Transportation Infrastructure)	46,455	1,004,880
Amadeus IT Group S.A. (IT Services)	19,071	1,294,015
Banco Santander S.A. (Banks)	228,510	1,549,965
CaixaBank S.A. (Banks)	1,236,128	5,785,531
Ence Energia y Celulosa S.A. (Paper & Forest Products)	449,111	2,605,271
Endesa S.A. (Electric Utilities)	13,711	313,835

	Shares	Value
Spain (continued)
Fluidra S.A. (Construction & Engineering)	42,710	$432,831
Grifols S.A. (Biotechnology)	128,822	4,032,815
Iberdrola S.A. (Electric Utilities)	585,237	4,729,725
Indra Sistemas S.A. (IT Services) (b)	12,826	184,364
♦Repsol S.A. (Oil, Gas & Consumable Fuels)	346,238	6,487,324
♦Telefonica S.A. (Diversified Telecommunication Services)	672,168	7,051,469

		35,472,025

Sweden 1.5%
Boliden AB (Metals & Mining)	75,990	2,659,580
Essity AB, Class B (Household Products) (b)	31,729	948,650
Evolution Gaming Group AB (Hotels, Restaurants & Leisure) (d)	2,970	213,039
G5 Entertainment AB (Software)	24,984	865,464
Granges AB (Metals & Mining)	33,894	351,221
JM AB (Household Durables)	5,112	134,889
Mycronic AB (Electronic Equipment, Instruments & Components)	56,475	671,225
Peab AB (Construction & Engineering)	12,868	124,889
SAS AB (Airlines) (a)(b)	113,416	350,883
Scandic Hotels Group AB (Hotels, Restaurants & Leisure) (d)	95,208	1,228,248
Tele2 AB (Wireless Telecommunication Services)	300,715	3,825,548

		11,373,636

Switzerland 9.0%
Adecco Group A.G., Registered (Professional Services) (c)	75,109	5,958,881
ALSO Holding A.G. (Electronic Equipment, Instruments & Components) (b)	2,214	299,594
Barry Callebaut A.G. (Food Products) (b)	294	458,836
Bobst Group S.A., Registered (Machinery)	9,880	1,055,689
Coca-Cola HBC A.G. (Beverages) (b)	127,786	4,319,348
Ferrexpo PLC (Metals & Mining)	1,193,224	4,028,512
GAM Holding A.G. (Capital Markets) (b)	5,262	82,017
Georg Fischer A.G., Registered (Machinery)	2,828	3,483,799
Glencore PLC (Metals & Mining) (b)	1,080,932	5,211,372
Gurit Holding A.G. (Chemicals) (b)	73	83,928
Julius Baer Group, Ltd. (Capital Markets) (b)	30,221	1,787,239
Lonza Group A.G., Registered (Life Sciences Tools & Services) (b)	1,440	382,499
♦Nestle S.A., Registered (Food Products)	144,077	12,116,534
♦Novartis A.G., Registered (Pharmaceuticals)	173,868	14,325,615
Oriflame Holding A.G. (Personal Products)	16,272	586,415
♦Roche Holding A.G. (Pharmaceuticals)	56,294	13,006,332
Wizz Air Holdings PLC (Airlines) (b)(d)	25,594	1,113,260
Zurich Insurance Group A.G. (Insurance)	41	12,514

		68,312,384

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom 12.1%
Acacia Mining PLC (Metals & Mining)	418,413	$1,001,955
Aldermore Group PLC (Banks) (b)	299,027	1,195,430
♦Anglo American PLC (Metals & Mining) (c)	349,238	6,586,534
Barratt Developments PLC (Household Durables)	530,295	4,609,718
Bellway PLC (Household Durables)	42,018	2,036,927
Berkeley Group Holdings PLC (Household Durables)	23,497	1,167,474
BP PLC (Oil, Gas & Consumable Fuels)	700,732	4,748,315
British American Tobacco PLC (Tobacco)	56,602	3,661,820
Computacenter PLC (IT Services)	18,011	238,017
Debenhams PLC (Multiline Retail)	1,754,634	1,019,558
EI Group PLC (Hotels, Restaurants & Leisure) (b)	268,410	479,477
Electrocomponents PLC (Electronic Equipment, Instruments & Components)	13,282	122,513
Fenner PLC (Machinery)	234,748	1,074,863
FirstGroup PLC (Road & Rail) (b)	218,973	319,912
Galliford Try PLC (Construction & Engineering)	5,080	82,313
Games Workshop Group PLC (Leisure Products)	27,900	841,157
Genel Energy PLC (Oil, Gas & Consumable Fuels) (a)(b)	266,118	402,927
HSBC Holdings PLC (Banks) (c)	573,027	5,588,506
Imperial Brands PLC (Tobacco)	108,542	4,426,435
International Consolidated Airlines Group S.A. (Airlines)	351,100	2,965,259
J.D. Wetherspoon PLC (Hotels, Restaurants & Leisure)	38,919	643,544
JD Sports Fashion PLC (Specialty Retail)	194,142	922,071
Kingfisher PLC (Specialty Retail)	179,742	746,252
Legal & General Group PLC (Insurance)	1,091,628	3,871,088
Lloyds Banking Group PLC (Banks)	3,511,782	3,185,164
Morgan Sindall Group PLC (Construction & Engineering)	37,759	724,160
Next PLC (Multiline Retail)	48,693	3,182,490
OneSavings Bank PLC (Thrifts & Mortgage Finance)	241,583	1,302,685
Persimmon PLC (Household Durables)	136,357	5,074,493
Petrofac, Ltd. (Energy Equipment & Services)	740,790	4,125,410
Playtech PLC (Software)	63,417	828,797
Redrow PLC (Household Durables)	321,177	2,776,979
Royal Mail PLC (Air Freight & Logistics)	297,170	1,477,706
Stock Spirits Group PLC (Beverages)	35,814	119,867
Subsea 7 S.A. (Energy Equipment & Services)	240,833	4,048,282
Unilever N.V., CVA (Personal Products)	49,819	2,896,069
Unilever PLC (Personal Products)	79,244	4,493,560
Vesuvius PLC (Machinery)	254,760	1,989,554
Virgin Money Holdings UK PLC (Banks)	473,798	1,836,224

	Shares	Value
United Kingdom (continued)
Wm Morrison Supermarkets PLC (Food & Staples Retailing)	1,260,484	$3,753,359
WPP PLC (Media)	56,337	998,152

		91,565,016

United States 0.1%
Shire PLC (Biotechnology)	6,862	339,123
Sims Metal Management, Ltd. (Metals & Mining)	63,620	643,703

		982,826

Total Common Stocks (Cost $664,647,079)		742,719,666

Exchange-Traded Funds 1.3%
United States 1.3%
♦Global X Lithium & Battery Tech ETF (Energy Equipment & Services)	250,991	9,841,357

Total Exchange-Traded Funds (Cost $9,645,584)		9,841,357

	Number of Rights
Rights 0.0%‡
Australia 0.0%‡
BWX Ltd. (Personal Products) (b)(e)	12,281	12,517

Total Rights (Cost $0)		12,517

	Principal Amount
Short-Term Investment 4.3%
Repurchase Agreement 4.3%
United States 4.3%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $32,695,392 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $34,155,000 and a Market Value of $33,351,811) (Capital Markets)	$32,695,083	32,695,083

Total Short-Term Investment (Cost $32,695,083)		32,695,083

Total Investments, Before Investments Sold Short (Cost $706,987,746)	104.0%	785,268,623

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Investments Sold Short (2.9%) Common Stocks Sold Short (0.1%)
Australia (0.0%)‡
Jacana Minerals, Ltd. (Metals & Mining) (b)(e)(f)(g)	(26,409)	$(2)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (b)(e)(f)(g)	(444,108)	(3,399)
∎ Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (b)(e)(f)	(3,372,145)	(121,301)

		(124,702)

China (0.0%)‡
Boshiwa International Holding, Ltd. (Specialty Retail) (b)(e)(f)(g)	(86,000)	(1,852)

Hong Kong (0.0%)‡
∎ Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (b)(e)(f)(g)	(1,608,000)	(7,935)

Singapore (0.1%)
∎ Ezion Holdings, Ltd. (Energy Equipment & Services) (b)(e)(f)	(3,342,700)	(483,099)

Germany (0.0%)‡
∎ MBB S.E. (Industrial Conglomerates)	(257)	(30,311)

Total Common Stocks Sold Short (Proceeds $2,422,347)		(647,899)

Exchange-Traded Funds Sold Short (2.8%)
United States (2.8%)
∎ iShares MSCI EAFE ETF (Capital Markets)	(301,666)	(21,005,004)

Total Exchange-Traded Funds Sold Short (Proceeds $20,840,810)		(21,005,004)

	Number of Rights
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (b)(e)(f)(g)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(2)

Total Investments Sold Short (Proceeds $23,263,157)	(2.9)%	(21,652,905)

Total Investments, Net of Investments Sold Short (Cost $683,724,589)	101.1	763,615,718
Other Assets, Less Liabilities	(1.1)	(8,460,148)
Net Assets	100.0%	$755,155,570
‡	Less than one-tenth of a percent.

(a)	All or a portion of this security was held on loan. As of October 31, 2017, the market value of securities loaned was $4,574,622 and the Fund received non-cash collateral in the amount of $4,857,916 (See Note 2(O)).

(b)	Non-income producing security.

(c)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(K)).

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of these securities was $(605,073), which represented (0.1)% of the Fund’s net assets.

(f)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $(617,590), which represented (0.1)% of the Fund’s net assets. (Unaudited)

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2017 were as follows:

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Australia
Citigroup	Ardent Leisure Group	1 Month LIBOR BBA minus 3.00%	11/26/2018	Monthly	$(2,718)	$80,129
Citigroup	Australian Agricultural Co., Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(244)	11,003
Citigroup	Bapcor, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(651)	8,756
Citigroup	HT&E, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(397)	11,342
Citigroup	Independence Group NL	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(3,501)	379,681
Citigroup	Infigen Energy	1 Month LIBOR BBA minus 2.00%	11/26/2018	Monthly	(445)	8,740
Citigroup	Mayne Pharma Group, Ltd.	1 Month LIBOR BBA minus 6.50%	11/26/2018	Monthly	(762)	20,959
Citigroup	oOh!media, Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(15)	359
Citigroup	Pilbara Minerals, Ltd.	1 Month LIBOR BBA minus 9.00%	11/26/2018	Monthly	(1,440)	29
Citigroup	Retail Food Group, Ltd.	1 Month LIBOR BBA minus 10.00%	11/26/2018	Monthly	(325)	1,275
Citigroup	Saracen Mineral Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(2,082)	47,853
Citigroup	Sirtex Medical, Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(1,052)	60,225
Citigroup	Syrah Resources, Ltd.	1 Month LIBOR BBA minus 5.00%	11/26/2018	Monthly	(2,516)	256,937
Citigroup	Virgin Australia Holdings, Ltd.	1 Month LIBOR BBA minus 5.00%	11/26/2018	Monthly	(125)	4,044
Citigroup	Webjet, Ltd.	1 Month LIBOR BBA minus 1.00%	11/26/2018	Monthly	(443)	434
Citigroup	Wesfarmers, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,521	8,035
Citigroup	Western Areas, Ltd.	1 Month LIBOR BBA minus 1.25%	11/26/2018	Monthly	(3,168)	240,016
Citigroup	WorleyParsons, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(828)	19,547

Austria
Citigroup	Schoeller-Bleckmann Oilfield Equipment A.G.	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(3,084)	11,247

Belgium
Citigroup	Fagron	1 Month LIBOR BBA minus 2.00%	11/21/2018	Monthly	(113)	2,517
Citigroup	Ion Beam Applications	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(2,437)	132,421

Denmark
Citigroup	ALK-Abello A/S	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(2,207)	59,994
Citigroup	Bavarian Nordic A/S	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,517)	77,550

Finland
Citigroup	Amer Sports OYJ	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(2,105)	9,755
Citigroup	Caverion Corp.	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(219)	25,365
Citigroup	Huhtamaki OYJ	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(272)	201

France
Citigroup	Direct Energie	1 Month LIBOR BBA minus 12.00%	11/21/2018	Monthly	(304)	7,573
Citigroup	Innate Pharma S.A.	1 Month LIBOR BBA minus 15.00%	11/21/2018	Monthly	(290)	10,541

Germany
Citigroup	BASF SE	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,047	69,210
Citigroup	Bertrandt A.G.	1 Month LIBOR BBA minus 5.00%	11/21/2018	Monthly	(1,806)	59,832
Citigroup	Capital Stage A.G.	1 Month LIBOR BBA minus 1.75%	11/21/2018	Monthly	(46)	81

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Germany (continued)
Citigroup	GRENKE A.G.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	$(301)	$6,925
Citigroup	Paragon A.G.	1 Month LIBOR BBA minus 9.00%	11/21/2018	Monthly	(151)	10,136
Citigroup	Volkswagen A.G.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,991	397,269

Hong Kong
Citigroup	Fairwood Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/30/2018	Monthly	(44)	132
Citigroup	Pacific Basin Shipping, Ltd.	1 Month LIBOR BBA minus 0.50%	11/30/2018	Monthly	(496)	18,675

Ireland
Citigroup	COSMO Pharmaceuticals N.V.	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(1,799)	66,478

Italy
Citigroup	Banca Popolare di Sondrio SCPA	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(127)	2,946
Citigroup	Cairo Communication S.p.A.	1 Month LIBOR BBA minus 2.75%	11/21/2018	Monthly	(197)	3,729
Citigroup	Ei Towers S.p.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(976)	15,304
Citigroup	Juventus Football Club S.p.A	1 Month LIBOR BBA minus 4.75%	11/21/2018	Monthly	(106)	538
Citigroup	Safilo Group S.p.A.	1 Month LIBOR BBA minus 1.75%	11/21/2018	Monthly	(506)	6,486
Citigroup	Yoox Net-A-Porter Group S.p.A.	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(2,987)	111,723

Japan
Citigroup	Akatsuki, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	4,372	456,611
Citigroup	Akebono Brake Industry Co., Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(332)	102
Citigroup	Anicom Holdings, Inc.	1 Month LIBOR BBA minus 5.00%	11/26/2018	Monthly	(3,027)	47,658
Citigroup	ASKUL Corp.	1 Month LIBOR BBA minus 4.00%	11/26/2018	Monthly	(1,317)	2,560
Citigroup	Benefit One, Inc.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(536)	2,619
Citigroup	Digital Arts, Inc.	1 Month LIBOR BBA minus 1.50%	11/26/2018	Monthly	(1,237)	50,286
Citigroup	Honda Motor Co., Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	7,809	39,558
Citigroup	Mebuki Financial Group, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	5,657	59,070
Citigroup	MINEBEA MITSUMI, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	5,940	231,613
Citigroup	Nippon Gas Co., Ltd.	1 Month LIBOR BBA minus 1.50%	11/26/2018	Monthly	(201)	11,671
Citigroup	Nippon Telegraph & Telephone Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,885	163,458
Citigroup	NTT DoCoMo, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,987	78,064
Citigroup	ORIX Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,387	59,136
Citigroup	Yakuodo Co., Ltd.	1 Month LIBOR BBA minus 2.50%	11/26/2018	Monthly	(2,201)	90,234
Citigroup	Yonex Co., Ltd.	1 Month LIBOR BBA minus 17.00%	11/26/2018	Monthly	(745)	64,369

Netherlands
Citigroup	Brunel International N.V.	1 Month LIBOR BBA minus 10.00%	11/21/2018	Monthly	(984)	14,653
Citigroup	OCI N.V.	1 Month LIBOR BBA minus 2.00%	11/21/2018	Monthly	(3,064)	106,641
Citigroup	Royal Dutch Shell PLC Class B	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	10,115	201,357
Citigroup	TomTom N.V.	1 Month LIBOR BBA minus 0.50%	11/21/2018	Monthly	(1,501)	12,906

New Zealand
Citigroup	Trade Me Group, Ltd.	1 Month LIBOR BBA minus 0.50%	11/30/2018	Monthly	(379)	677

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Norway
Citigroup	DNO ASA	1 Month LIBOR BBA minus 2.00%	11/21/2018	Monthly	$(39)	$1,348
Citigroup	Nordic Nanovector ASA	1 Month LIBOR BBA minus 3.50%	11/21/2018	Monthly	(1,134)	8,422
Citigroup	Nordic Semiconductor ASA	1 Month LIBOR BBA minus 5.00%	11/21/2018	Monthly	(532)	21,337
Citigroup	Norwegian Air Shuttle ASA	1 Month LIBOR BBA minus 8.00%	11/21/2018	Monthly	(3,002)	135,361
Citigroup	Opera Software ASA	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(635)	12,643
Citigroup	Petroleum Geo-Services ASA	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(2,730)	487,297
Citigroup	XXL ASA	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,530)	54,505

Portugal
Citigroup	Pharol, SGPS S.A.	1 Month LIBOR BBA minus 13.75%	11/21/2018	Monthly	(309)	7,784

Singapore
Citigroup	Raffles Medical Group, Ltd.	1 Month LIBOR BBA minus 2.25%	11/30/2018	Monthly	(1,034)	32,696

South Africa
Citigroup	Petra Diamonds, Ltd.	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(2,299)	98,546

Spain
Citigroup	ACS Actividades de Construccion y Servicios S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,821	135,683
Citigroup	Codere S.A.	1 Month LIBOR BBA minus 12.00%	11/21/2018	Monthly	(82)	47
Citigroup	Tubacex S.A.	1 Month LIBOR BBA minus 2.00%	11/21/2018	Monthly	(427)	1,673

Sweden
Citigroup	Avanza Bank Holding AB	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(439)	3,469

Switzerland
Citigroup	Ascom Holding A.G. Registered	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(282)	3,363

United Kingdom
Citigroup	McCarthy & Stone PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(193)	1,239
Citigroup	Melrose Industries PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(889)	2,021
Citigroup	Metro Bank PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(3,047)	30,768
Citigroup	Ocado Group PLC	1 Month LIBOR BBA minus 4.50%	11/21/2018	Monthly	(834)	2,017
Citigroup	Rio Tinto PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	7,771	45,395
Citigroup	Serco Group PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(2,939)	17,153
Citigroup	Sirius Minerals PLC	1 Month LIBOR BBA minus 4.50%	11/21/2018	Monthly	(1,200)	9,721
Citigroup	Spire Healthcare Group PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,516)	13,769
Citigroup	Tullow Oil PLC	1 Month LIBOR BBA minus 1.25%	11/21/2018	Monthly	(2,936)	78,137
Citigroup	Vodafone Group PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	4,836	27,869
					$3,785	$5,191,498

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Australia
Citigroup	APN Outdoor Group, Ltd.	1 Month LIBOR BBA minus 1.00%	11/26/2018	Monthly	$(285)	$(7,647)
Citigroup	ARB Corp., Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(116)	(1,601)
Citigroup	Bendigo & Adelaide Bank, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	5,023	(300,813)
Citigroup	Caltex Australia, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	5,671	(31,831)
Citigroup	Liquefied Natural Gas, Ltd.	1 Month LIBOR BBA minus 8.00%	11/26/2018	Monthly	(169)	(16,731)
Citigroup	Nanosonics, Ltd.	1 Month LIBOR BBA minus 1.25%	11/26/2018	Monthly	(2,723)	(152,971)
Citigroup	NEXTDC, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(1,401)	(7,703)
Citigroup	Orocobre, Ltd.	1 Month LIBOR BBA minus 12.00%	11/26/2018	Monthly	(1,745)	(103,766)
Citigroup	Seven West Media, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(351)	(19,782)
Citigroup	Technology One, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(301)	(5,441)
Citigroup	Vocus Group, Ltd.	1 Month LIBOR BBA minus 2.50%	11/26/2018	Monthly	(592)	(28,675)

Belgium
Citigroup	Nyrstar N.V.	1 Month LIBOR BBA minus 9.50%	11/21/2018	Monthly	(2,525)	(95,534)

Denmark
Citigroup	Asetek A/S	1 Month LIBOR BBA minus 4.75%	11/21/2018	Monthly	(121)	(2,022)
Citigroup	Bang & Olufsen A/S	1 Month LIBOR BBA minus 2.75%	11/21/2018	Monthly	(382)	(15,645)
Citigroup	Den Danske Bank A/S	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	6,587	(151,360)

France
Citigroup	BNP Paribas S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	9,837	(295,603)
Citigroup	Credit Agricole S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	6,213	(229,999)
Citigroup	Genfit	1 Month LIBOR BBA minus 10.00%	11/21/2018	Monthly	(100)	(5,276)
Citigroup	Peugeot S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,821	(1,260)
Citigroup	Sanofi	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	10,687	(328,741)
Citigroup	Showroomprivé	1 Month LIBOR BBA minus 9.25%	11/21/2018	Monthly	(308)	(34,318)
Citigroup	Societe Generale S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	6,764	(226,140)
Citigroup	SOITEC	1 Month LIBOR BBA minus 1.25%	11/21/2018	Monthly	(3,310)	(203,573)
Citigroup	Solocal Group	1 Month LIBOR BBA minus 4.50%	11/21/2018	Monthly	(1,486)	(10,331)
Citigroup	Tarkett S.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(332)	(6,630)
Citigroup	Technicolor S.A., Registered	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,723)	(147,927)

Germany
Citigroup	AURELIUS Equity Opportunities S.E. & Co. KGaA	1 Month LIBOR BBA minus 6.00%	11/21/2018	Monthly	(607)	(15,023)
Citigroup	Bayer A.G., Registered	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	10,915	(459,158)
Citigroup	Grammer A.G.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(561)	(3,097)
Citigroup	Hypoport A.G.	1 Month LIBOR BBA minus 1.75%	11/21/2018	Monthly	(2,158)	(59,108)
Citigroup	Rocket Internet S.E.	1 Month LIBOR BBA minus 1.25%	11/21/2018	Monthly	(712)	(3,191)
Citigroup	SGL Carbon S.E.	1 Month LIBOR BBA minus 8.00%	11/21/2018	Monthly	(518)	(2,948)
Citigroup	SLM Solutions Group A.G.	1 Month LIBOR BBA minus 13.00%	11/21/2018	Monthly	(341)	(986)
Citigroup	VERBIO Vereinigte BioEnergie A.G.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(417)	(26,609)
Citigroup	zooplus A.G.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(2,919)	(1,962)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Hong Kong
Citigroup	Esprit Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/30/2018	Monthly	$(2,289)	$(65,297)
Citigroup	Hongkong & Shanghai Hotels, Ltd.	1 Month LIBOR BBA minus 0.50%	11/30/2018	Monthly	(166)	(4,051)
Citigroup	Li & Fung, Ltd.	1 Month LIBOR BBA plus 0.50%	11/30/2018	Monthly	4,860	(60,132)
Citigroup	O LUXE Holdings, Ltd.	1 Month LIBOR BBA minus 20.00%	11/30/2018	Monthly	(428)	(20,592)
Citigroup	Sa Sa International Holdings, Ltd.	1 Month LIBOR BBA minus 0.75%	11/30/2018	Monthly	(145)	(28)

India
Citigroup	Vedanta Resources PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(282)	(241)

Ireland
Citigroup	Paddy Power Betfair PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(2,938)	(93,196)

Italy
Citigroup	Bio On S.p.A.	1 Month LIBOR BBA minus 4.00%	11/21/2018	Monthly	(390)	(11,038)
Citigroup	Brunello Cucinelli S.p.A.	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(162)	(7,371)
Citigroup	Cerved Information Solutions S.p.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(311)	(4,296)
Citigroup	De’Longhi S.p.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,144)	(15,620)
Citigroup	Geox S.p.A.	1 Month LIBOR BBA minus 5.25%	11/21/2018	Monthly	(6)	(239)
Citigroup	Prada S.p.A.	1 Month LIBOR BBA minus 0.50%	11/30/2018	Monthly	(551)	(4,218)
Citigroup	RCS MediaGroup S.p.A.	1 Month LIBOR BBA minus 6.00%	11/21/2018	Monthly	(142)	(542)
Citigroup	Salvatore Ferragamo S.p.A.	1 Month LIBOR BBA minus 1.25%	11/21/2018	Monthly	(2,809)	(50,266)
Citigroup	Tamburi Investment Partners S.p.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,055)	(2,004)
Citigroup	Technogym S.p.A	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(390)	(45,151)
Citigroup	Tod’s S.p.A.	1 Month LIBOR BBA minus 4.50%	11/21/2018	Monthly	(266)	(4,397)

Japan
Citigroup	Ai Holdings Corp.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(2,594)	(86,031)
Citigroup	Broccoli Co., Ltd.	1 Month LIBOR BBA minus 10.00%	11/26/2018	Monthly	(282)	(13,176)
Citigroup	Chiyoda Corp.	1 Month LIBOR BBA minus 6.00%	11/26/2018	Monthly	(1,421)	(97,131)
Citigroup	CyberAgent, Inc.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(2,079)	(66,789)
Citigroup	FP Corp.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(1,906)	(25,375)
Citigroup	FreakOut Holdings, Inc.	1 Month LIBOR BBA minus 15.00%	11/26/2018	Monthly	(228)	(30,839)
Citigroup	Fuji Kyuko Co., Ltd.	1 Month LIBOR BBA minus 2.00%	11/26/2018	Monthly	(209)	(2,609)
Citigroup	Fujitsu, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,268	(296,295)
Citigroup	Fullcast Holdings Co., Ltd.	1 Month LIBOR BBA minus 1.25%	11/26/2018	Monthly	(561)	(25,077)
Citigroup	Funai Soken Holdings, Inc.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(976)	(72,898)
Citigroup	Genky Stores, Inc.	1 Month LIBOR BBA minus 8.00%	11/26/2018	Monthly	(1,712)	(129,454)
Citigroup	GMO Cloud K.K.	1 Month LIBOR BBA minus 12.00%	11/26/2018	Monthly	(24)	(96)
Citigroup	Ichikoh Industries, Ltd.	1 Month LIBOR BBA minus 2.00%	11/26/2018	Monthly	(1,392)	(31,848)
Citigroup	Infomart Corp.	1 Month LIBOR BBA minus 2.50%	11/26/2018	Monthly	(910)	(20,474)
Citigroup	Istyle, Inc.	1 Month LIBOR BBA minus 5.00%	11/26/2018	Monthly	(2,979)	(131,019)
Citigroup	Jac Recruitment Co., Ltd.	1 Month LIBOR BBA minus 4.00%	11/26/2018	Monthly	(371)	(13,304)
Citigroup	Jamco Corp.	1 Month LIBOR BBA minus 8.00%	11/26/2018	Monthly	(471)	(14,055)
Citigroup	Japan Investment Adviser Co., Ltd.	1 Month LIBOR BBA minus 10.75%	11/26/2018	Monthly	(1,669)	(94,767)

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Japan (continued)
Citigroup	Japan Lifeline Co., Ltd.	1 Month LIBOR BBA minus 1.75%	11/26/2018	Monthly	$(586)	$(1,983)
Citigroup	Japan Steel Works, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(129)	(2,018)
Citigroup	JCR Pharmaceuticals Co., Ltd.	1 Month LIBOR BBA minus 4.00%	11/26/2018	Monthly	(339)	(78,204)
Citigroup	Kotobuki Spirits Co., Ltd.	1 Month LIBOR BBA minus 1.75%	11/26/2018	Monthly	(3,061)	(216,621)
Citigroup	LEC, Inc.	1 Month LIBOR BBA minus 1.75%	11/26/2018	Monthly	(429)	(19,719)
Citigroup	M&A Capital Partners Co., Ltd.	1 Month LIBOR BBA minus 10.00%	11/26/2018	Monthly	(3,082)	(57,290)
Citigroup	Maruwa Unyu Kikan Co., Ltd.	1 Month LIBOR BBA minus 20.00%	11/26/2018	Monthly	(140)	(4,263)
Citigroup	Matsuya Co., Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(795)	(15,108)
Citigroup	Medical Data Vision Co., Ltd.	1 Month LIBOR BBA minus 11.00%	11/26/2018	Monthly	(563)	(6,159)
Citigroup	Mitsubishi Chemical Holdings Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,311	(7,296)
Citigroup	Mitsubishi Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,565	(75,527)
Citigroup	Mitsui & Co., Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,174	(70,561)
Citigroup	Miura Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(2,122)	(30,971)
Citigroup	MonotaRO Co., Ltd.	1 Month LIBOR BBA minus 1.50%	11/26/2018	Monthly	(2,918)	(41,923)
Citigroup	Nippon Parking Development Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(96)	(549)
Citigroup	OSAKA Titanium Technologies Co., Ltd.	1 Month LIBOR BBA minus 6.00%	11/26/2018	Monthly	(378)	(5,868)
Citigroup	Pacific Metals Co., Ltd.	1 Month LIBOR BBA minus 2.00%	11/26/2018	Monthly	(1,025)	(29,261)
Citigroup	Rakus Co., Ltd.	1 Month LIBOR BBA minus 6.75%	11/26/2018	Monthly	(131)	(7,973)
Citigroup	Sanrio Co., Ltd.	1 Month LIBOR BBA minus 7.00%	11/26/2018	Monthly	(1,192)	(4,096)
Citigroup	Septeni Holdings Co., Ltd.	1 Month LIBOR BBA minus 13.00%	11/26/2018	Monthly	(80)	(730)
Citigroup	Seria Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(872)	(2,440)
Citigroup	Seven & i Holdings Co., Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,190	(42,247)
Citigroup	SHOEI Co., Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(491)	(42,767)
Citigroup	Tosho Co., Ltd.	1 Month LIBOR BBA minus 1.50%	11/26/2018	Monthly	(1,571)	(17,277)
Citigroup	Vector, Inc.	1 Month LIBOR BBA minus 2.50%	11/26/2018	Monthly	(569)	(10,709)
Citigroup	Yasunaga Corp.	1 Month LIBOR BBA minus 13.00%	11/26/2018	Monthly	(685)	(33,561)
Citigroup	Yume No Machi Souzou Iinkai Co., Ltd.	1 Month LIBOR BBA minus 11.00%	11/26/2018	Monthly	(1,665)	(110,916)
Citigroup	Yushin Precision Equipment Co., Ltd.	1 Month LIBOR BBA minus 5.00%	11/26/2018	Monthly	(177)	(2,478)
Citigroup	Zenrin Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(2,853)	(132,379)

Macau
Citigroup	MGM China Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	11/30/2018	Monthly	(105)	(988)

Netherlands
Citigroup	Flow Traders	1 Month LIBOR BBA minus 0.75%	11/21/2018	Monthly	(2,811)	(50,923)
Citigroup	NN Group N.V.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,909	(58,688)
Citigroup	SIF Holding N.V.	1 Month LIBOR BBA minus 2.75%	11/21/2018	Monthly	(230)	(1,026)
Citigroup	Wessanen N.V.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,122)	(10,127)

Norway
Citigroup	Aker Solutions ASA	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(3,138)	(45,680)
Citigroup	Axactor AB	1 Month LIBOR BBA minus 10.00%	11/21/2018	Monthly	(1,358)	(60,217)
Citigroup	Scatec Solar ASA	1 Month LIBOR BBA minus 5.00%	11/21/2018	Monthly	(152)	(2,387)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2017 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Singapore
Citigroup	SIIC Environment Holdings, Ltd.	1 Month LIBOR BBA minus 3.25%	11/30/2018	Monthly	$(9)	$(165)

South Africa
Citigroup	Lonmin PLC	1 Month LIBOR BBA minus 3.00%	11/21/2018	Monthly	(121)	(13,707)

Spain
Citigroup	Masmovil Ibercom S.A.	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(117)	(4,483)
Citigroup	Pharma Mar S.A.	1 Month LIBOR BBA minus 2.00%	11/21/2018	Monthly	(323)	(14,593)

Sweden
Citigroup	Cloetta AB	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(701)	(30,135)
Citigroup	NetEnt AB	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,761)	(94,487)
Citigroup	RaySearch Laboratories AB	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(994)	(5,188)
Citigroup	Tobii AB	1 Month LIBOR BBA minus 15.00%	11/21/2018	Monthly	(254)	(2,944)
Citigroup	Volvo AB	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	7,052	(151,524)

Switzerland
Citigroup	Aryzta A.G.	1 Month LIBOR BBA minus 0.50%	11/21/2018	Monthly	(1,689)	(5,322)
Citigroup	Burckhardt Compression Holding A.G.	1 Month LIBOR BBA minus 3.00%	11/21/2018	Monthly	(434)	(715)
Citigroup	EFG International A.G.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(2,754)	(21,625)
Citigroup	u-blox Holding A.G.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,374)	(8,958)

United Kingdom
Citigroup	AA PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,043)	(39,330)
Citigroup	Cairn Energy PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(108)	(3,313)
Citigroup	Dairy Crest Group PLC	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(2,426)	(25,667)
Citigroup	Dignity PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(552)	(27,803)
Citigroup	Domino’s Pizza Group PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(3,050)	(14,208)
Citigroup	Essentra PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,699)	(52,393)
Citigroup	Fiat Chrysler Automobiles N.V.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	6,032	(3,526)
Citigroup	GlaxoSmithKline PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	9,430	(591,933)
Citigroup	Hill & Smith Holdings PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(336)	(12,483)
Citigroup	Hunting PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(972)	(50,632)
Citigroup	Imagination Technologies Group PLC	1 Month LIBOR BBA minus 1.25%	11/21/2018	Monthly	(507)	(17,472)
Citigroup	J Sainsbury PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	4,912	(20,146)
Citigroup	Laird PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,047)	(107,682)
Citigroup	Lancashire Holdings, Ltd.	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,808)	(163,453)
Citigroup	NCC Group PLC	1 Month LIBOR BBA minus 1.50%	11/21/2018	Monthly	(2,989)	(37,963)
Citigroup	Old Mutual PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	5,095	(5,784)
Citigroup	Renewi PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(432)	(146)
Citigroup	Restaurant Group PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(798)	(16,841)
Citigroup	Ted Baker PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(2,324)	(11,583)
Citigroup	Telecom Plus PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,632)	(13,134)
Citigroup	Vectura Group PLC	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(2,817)	(41,250)
					$12,919	$(7,454,836)

[1]	Fund pays the floating rate and receives the total return of the reference entity.
*	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BBA—British Bankers’ Association

CVA—Company Voluntary Agreement

ETF—Exchange-Traded Fund

LIBOR—London InterBank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$742,719,666	$—	$—	$742,719,666
Exchange-Traded Funds	9,841,357	—	—	9,841,357
Rights	—	12,517	—	12,517
Short-Term Investment
Repurchase Agreement	—	32,695,083	—	32,695,083

Total Investments in Securities	$752,561,023	$32,707,600	$—	$785,268,623

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	5,191,498	—	5,191,498

Total Investments in Securities and Other Financial Instruments	$752,561,023	$37,899,098	$—	$790,460,121

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short (c)	$(30,311)	$(604,400)	$(13,188)	$(647,899)
Exchange Traded Funds Sold Short	(21,005,004)	—	—	(21,005,004)
Rights Sold Short (d)	—	—	(2)	(2)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(7,454,836)	—	(7,454,836)

Total Investments in Securities Sold Short and Other Financial Instruments	$(21,035,315)	$(8,059,236)	$(13,190)	$(29,107,741)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(c)	The Level 3 securities valued at $(3,401), $(1,852), and $(7,935) are held in Australia, China, and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2017, certain foreign equity securities, with a market value of $(359,127) held by the Fund as of October 31, 2016, transferred from Level 1 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2016, the fair value obtained for this common stock was based on a price from an independent pricing service.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2017 (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$196,106	0.0	%‡
Air Freight & Logistics	1,981,527	0.3
Airlines	19,821,235	2.6
Auto Components	17,969,665	2.4
Automobiles	12,348,768	1.6
Banks	67,703,757	9.0
Beverages	11,039,383	1.5
Biotechnology	4,455,294	0.6
Building Products	515,954	0.1
Capital Markets	59,195,565	7.8
Chemicals	19,227,838	2.5
Commercial Services & Supplies	5,013,398	0.7
Communications Equipment	1,103,115	0.1
Construction & Engineering	18,551,863	2.5
Construction Materials	5,472,434	0.7
Consumer Finance	1,277,033	0.2
Distributors	875,971	0.1
Diversified Financial Services	6,956,170	0.9
Diversified Telecommunication Services	16,484,221	2.2
Electric Utilities	13,676,541	1.8
Electrical Equipment	5,868,964	0.8
Electronic Equipment, Instruments & Components	30,938,961	4.1
Energy Equipment & Services	21,593,150	2.9
Equity Real Estate Investment Trusts	3,395,453	0.4
Food & Staples Retailing	8,302,177	1.1
Food Products	30,939,841	4.1
Health Care Equipment & Supplies	5,056,585	0.7
Health Care Providers & Services	5,667,207	0.7
Health Care Technology	375,871	0.0	‡
Hotels, Restaurants & Leisure	20,734,427	2.7
Household Durables	29,393,320	3.9
Household Products	948,650	0.1
Independent Power & Renewable Electricity Producers	422,595	0.1
Industrial Conglomerates	3,197,917	0.4
Insurance	33,562,409	4.4
Internet Software & Services	67,965	0.0	‡
IT Services	7,738,035	1.0
Leisure Products	1,517,459	0.2
Life Sciences Tools & Services	382,499	0.1
Machinery	26,691,473	3.5
Media	5,969,891	0.8
Metals & Mining	44,018,489	5.8
Multi-Utilities	9,522,641	1.3
Multiline Retail	7,565,160	1.0
Oil, Gas & Consumable Fuels	36,293,344	4.8
Paper & Forest Products	5,037,008	0.7

	Value	Percent †
Personal Products	$8,377,004	1.1%
Pharmaceuticals	44,990,100	6.0
Professional Services	6,494,588	0.9
Real Estate Management & Development	8,266,439	1.1
Road & Rail	1,466,836	0.2
Semiconductors & Semiconductor Equipment	13,870,726	1.8
Software	13,848,279	1.8
Specialty Retail	6,565,063	0.9
Technology Hardware, Storage & Peripherals	1,665,552	0.2
Textiles, Apparel & Luxury Goods	12,137,254	1.6
Thrifts & Mortgage Finance	6,011,155	0.8
Tobacco	8,088,255	1.1
Trading Companies & Distributors	14,813,722	2.0
Transportation Infrastructure	5,780,773	0.8
Wireless Telecommunication Services	3,825,548	0.5

	785,268,623	104.0
Other Assets, Less Liabilities*	(30,113,053)	–4.0

Net Assets	$755,155,570	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details on the following page).

‡	Less than one-tenth of a percent.

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Airlines	$(3,399)	(0.0)%
Biotechnology	(2)	(0.0	)‡
Capital Markets	(21,005,004)	(2.8)
Electronic Equipment, Instruments & Components	(7,935)	(0.0	)‡
Energy Equipment & Services	(483,099)	(0.1)
Industrial Conglomerates	(30,311)	(0.0	)‡
Metals & Mining	(2)	(0.0	)‡
Oil, Gas & Consumable Fuels	(121,301)	(0.0	)‡
Specialty Retail	(1,852)	(0.0	)‡

	$(21,652,905)	(2.9)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $706,987,746) including securities on loan of $4,574,622	$785,268,623
Cash denominated in foreign currencies (identified cost $888,734)	888,569
Due from custodian	10,903,011
Receivables:
Investment securities sold	6,335,123
Dividends and interest	3,568,530
Fund shares sold	1,323,419
Securities lending	14,932
Variation margin on futures contracts	81
Unrealized appreciation on OTC swap contracts	5,191,498
Other assets	30,198

Total assets	813,523,984

Liabilities
Investments sold short (proceeds $23,263,157)	21,652,905
Payables:
Investment securities purchased	27,230,299
Broker fees and charges on short sales	713,199
Manager (See Note 3)	695,979
Fund shares redeemed	294,334
Dividends on investments sold short	126,711
Shareholder communication	51,067
NYLIFE Distributors (See Note 3)	47,953
Transfer agent (See Note 3)	45,652
Professional fees	27,304
Custodian	15,838
Trustees	1,810
Accrued expenses	8,943
Interest expense and fees payable	1,584
Unrealized depreciation on OTC swap contracts	7,454,836

Total liabilities	58,368,414

Net assets	$755,155,570

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$78,413
Additional paid-in capital	674,641,641

674,720,054
Undistributed net investment income	9,994,001
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions (a)	(7,196,675)
Net unrealized appreciation (depreciation) on investments and swap contracts	76,017,539
Net unrealized appreciation (depreciation) on investments sold short	1,610,252
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	10,399

Net assets	$755,155,570

Class A
Net assets applicable to outstanding shares	$55,580,399

Shares of beneficial interest outstanding	5,801,005

Net asset value per share outstanding	$9.58
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.14

Investor Class
Net assets applicable to outstanding shares	$4,294,001

Shares of beneficial interest outstanding	450,061

Net asset value per share outstanding	$9.54
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.10

Class C
Net assets applicable to outstanding shares	$42,230,530

Shares of beneficial interest outstanding	4,575,302

Net asset value and offering price per share outstanding	$9.23

Class I
Net assets applicable to outstanding shares	$653,050,640

Shares of beneficial interest outstanding	67,586,368

Net asset value and offering price per share outstanding	$9.66

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$22,187,719
Securities lending income	276,866
Interest	6,783
Other income	579

Total income	22,471,947

Expenses
Broker fees and charges on short sales	6,885,215
Manager (See Note 3)	6,439,442
Dividends on investments sold short	2,656,097
Distribution/Service—Class A (See Note 3)	158,649
Distribution/Service—Investor Class (See Note 3)	11,146
Distribution/Service—Class C (See Note 3)	359,748
Transfer agent (See Note 3)	503,128
Custodian	402,381
Professional fees	94,581
Registration	84,060
Shareholder communication	80,653
Trustees	14,444
Miscellaneous	42,611

Total expenses before waiver/reimbursement	17,732,155
Expense waiver/reimbursement from Manager (See Note 3)	(10,556)

Net expenses	17,721,599

Net investment income (loss)	4,750,348

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	98,327,912
Investments sold short	(48,592,500)
Futures transactions	247,006
Swap transactions	(5)
Foreign currency transactions	(88,489)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	49,893,924

Net change in unrealized appreciation (depreciation) on:
Investments	67,409,910
Investments sold short	(2,662,872)
Swap contracts	(2,263,338)
Translation of other assets and liabilities in foreign currencies	100,560

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	62,584,260

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	112,478,184

Net increase (decrease) in net assets resulting from operations	$117,228,532

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,905,519.

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,750,348	$10,764,714
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	49,893,924	(31,260,838)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	62,584,260	(2,592,616)

Net increase (decrease) in net assets resulting from operations	117,228,532	(23,088,740)

Dividends to shareholders:
From net investment income:
Class A	(2,675,892)	(856,396)
Investor Class	(158,171)	(32,979)
Class C	(657,253)	(104,353)
Class I	(12,186,914)	(4,980,411)

Total dividends to shareholders	(15,678,230)	(5,974,139)

Capital share transactions:
Net proceeds from sale of shares	299,300,514	291,228,808
Net asset value of shares issued to shareholders in reinvestment of dividends	14,620,746	5,607,652
Cost of shares redeemed	(196,200,393)	(431,136,470)

Increase (decrease) in net assets derived from capital share transactions	117,720,867	(134,300,010)

Net increase (decrease) in net assets	219,271,169	(163,362,889)

Net Assets
Beginning of year	535,884,401	699,247,290

End of year	$755,155,570	$535,884,401

Undistributed net investment income at end of year	$9,994,001	$14,558,763

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Cash Flows

for the year ended October 31, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$117,228,532
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(1,344,771,457)
Investments sold	1,462,910,972
Purchases to cover securities sold short	(760,695,772)
Securities sold short	574,362,322
Purchase of short term investments, net	(27,718,688)
Increase in due from custodian	(9,996,086)
Increase in dividends and interest receivable	(6,094)
Increase in premiums paid for OTC swap contracts	(5)
Decrease in securities lending receivable	21,641
Decrease in other assets	3,792
Increase in broker fees and charges payable on short sales	92,324
Increase in dividends payable for securities sold short	24,634
Decrease in professional fees payable	(11,849)
Decrease in custodian payable	(63,763)
Increase in shareholder communication payable	17,798
Increase in due to Trustees	130
Increase in due to manager	201,999
Decrease in due to transfer agent	(51,757)
Decrease in due to NYLIFE Distributors	(5,695)
Increase in variation margin on futures contracts	(81)
Increase in accrued expenses	8,405
Decrease in interest expense and fees payable	(355)
Net change in unrealized (appreciation) depreciation on OTC swap contracts	2,263,338
Net realized (gain) loss from swap contracts	5
Net change in unrealized (appreciation) depreciation on investments	(67,431,953)
Net realized (gain) loss from investments	(98,305,869)
Net change in unrealized (appreciation) depreciation on securities sold short	2,662,872
Net realized (gain) loss from securities sold short	48,592,500

Net cash used in operating activities	(100,668,160)

Cash flows from financing activities:
Proceeds from shares sold	298,514,871
Payment on shares redeemed	(196,636,198)
Cash distributions paid	(1,057,484)

Net cash from financing activities	100,821,189

Net increase in cash:	153,029

Cash at beginning of year	735,540

Cash at end of year	$888,569

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $14,620,746.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.06	$8.36		$8.83	$8.94	$6.79

Net investment income (loss)	0.02	0.11		0.05	0.14 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	1.73	(0.35)		(0.09)	0.03	2.18
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.75	(0.24)		(0.04)	0.17	2.28

Less dividends and distributions:
From net investment income	(0.23)	(0.06)		(0.16)	(0.28)	(0.13)
From net realized gain on investments	—	—		(0.27)	—	—

Total dividends and distributions	(0.23)	(0.06)		(0.43)	(0.28)	(0.13)

Net asset value at end of year	$9.58	$8.06		$8.36	$8.83	$8.94

Total investment return (b)	22.36%	(2.85%)		(0.39%)	2.06%	34.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	1.37	% (c)	0.61%	1.58%	1.33%
Net expenses (excluding short sale expenses)	1.56%	1.53	% (d)	1.52%	1.52%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	3.22%	3.33%		3.27%	3.06%	2.84%
Short sale expenses	1.66%	1.78%		1.76%	1.54%	1.28%
Portfolio turnover rate	179%	137%		110%	136%	157%
Net assets at end of year (in 000’s)	$55,580	$98,856		$107,669	$23,074	$10,491

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.55%.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.02	$8.33		$8.80	$8.92	$6.78

Net investment income (loss)	0.04	0.09		0.05	0.12 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.34)		(0.09)	0.04	2.15
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.74	(0.25)		(0.04)	0.16	2.26

Less dividends and distributions:
From net investment income	(0.22)	(0.06)		(0.16)	(0.28)	(0.12)
From net realized gain on investments	—	—		(0.27)	—	—

Total dividends and distributions	(0.22)	(0.06)		(0.43)	(0.28)	(0.12)

Net asset value at end of year	$9.54	$8.02		$8.33	$8.80	$8.92

Total investment return (b)	22.29%	(3.04%)		(0.49%)	1.93%	33.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	1.19	% (c)	0.75%	1.32%	1.53%
Net expenses (excluding short sale expenses)	1.65%	1.68	% (d)	1.65%	1.67%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.34%	3.54%		3.44%	3.19%	3.09%
Short sale expenses	1.66%	1.78%		1.79%	1.52%	1.30%
Portfolio turnover rate	179%	137%		110%	136%	157%
Net assets at end of year (in 000’s)	$4,294	$5,755		$4,721	$947	$496

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$7.75	$8.08		$8.57	$8.73	$6.64

Net investment income (loss)	(0.01)	0.03		0.01	0.06 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	1.64	(0.34)		(0.12)	0.04	2.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.63	(0.31)		(0.11)	0.10	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.02)		(0.11)	(0.26)	(0.08)
From net realized gain on investments	—	—		(0.27)	—	—

Total dividends and distributions	(0.15)	(0.02)		(0.38)	(0.26)	(0.08)

Net asset value at end of year	$9.23	$7.75		$8.08	$8.57	$8.73

Total investment return (b)	21.38%	(3.84%)		(1.19%)	1.11%	32.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	0.45	% (c)	(0.17%)	0.66%	0.50%
Net expenses (excluding short sale expenses)	2.39%	2.43	% (d)	2.40%	2.42%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.06%	4.27%		4.16%	3.97%	3.85%
Short sale expenses	1.64%	1.78%		1.76%	1.55%	1.31%
Portfolio turnover rate	179%	137%		110%	136%	157%
Net assets at end of year (in 000’s)	$42,231	$36,489		$38,434	$6,975	$1,503

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.12	$8.42		$8.89	$8.98	$6.82

Net investment income (loss)	0.09	0.13		0.08	0.15 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.36)		(0.10)	0.05	2.17
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.79	(0.23)		(0.02)	0.20	2.30

Less dividends and distributions:
From net investment income	(0.25)	(0.07)		(0.18)	(0.29)	(0.14)
From net realized gain on investments	—	—		(0.27)	—	—

Total dividends and distributions	(0.25)	(0.07)		(0.45)	(0.29)	(0.14)

Net asset value at end of year	$9.66	$8.12		$8.42	$8.89	$8.98

Total investment return (b)	22.78%	(2.69%)		(0.04%)	2.25%	34.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.66	% (c)	0.98%	1.70%	1.78%
Net expenses (excluding short sale expenses)	1.29%	1.28	% (d)	1.27%	1.27%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.93%	3.07%		3.06%	2.80%	2.60%
Short sale expenses	1.63%	1.78%		1.79%	1.53%	1.30%
Portfolio turnover rate	179%	137%		110%	136%	157%
Net assets at end of year (in 000’s)	$653,051	$394,785		$548,422	$378,544	$250,459

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.30%.

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has registered for sale six classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

33

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, ETFs and rights are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

34	MainStay International Opportunities Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least

35

Notes to Financial Statements (continued)

annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, the Fund did not hold any futures contracts.

36	MainStay International Opportunities Fund

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Securities Sold Short.  During the year ended October 31, 2017, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and

37

Notes to Financial Statements (continued)

withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2017, the Fund did not hold any warrants.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended October 31, 2017, the Fund had securities on loan with a value of $4,574,622 and had received non-cash collateral of $4,857,916. The Fund earned income from securities loaned in the amount of $276,866 and is reflected in the Statement of Operations.

(P)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents cash held by the custodian, excluding Short-Term Investments, deposit at brokers for securities sold short and restricted cash. Cash may include domestic and foreign currency.

(Q)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure and total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

38	MainStay International Opportunities Fund

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$5,191,498	$5,191,498

Total Fair Value		$5,191,498	$5,191,498

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(7,454,836)	$(7,454,836)

Total Fair Value		$(7,454,836)	$(7,454,836)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$247,006	$247,006
Swap Contracts	Net realized gain (loss) on swap transactions	(5)	(5)

Total Realized Gain (Loss)		$247,001	$247,001

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(2,263,338)	$(2,263,338)

Total Change in Unrealized Appreciation (Depreciation)		$(2,263,338)	$(2,263,338)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long (a)	$3,102,240	$3,102,240
Swap Contracts Long (a)	$232,454,330	$232,454,330
Swap Contracts Short (a)	$(215,749,225)	$(215,749,225)

(a)	Positions were open one month during the reporting period.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2017.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Received	Net Amount of Derivative Assets*
Citigroup	$5,191,498	$(5,191,498)	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2017.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Received	Net Amount of Derivative Liabilities†
Citigroup	$(7,454,836)	$5,191,498	$—	$(2,263,338)

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

39

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings. New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.10% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.85% of average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6 shares. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Prior to March 1, 2017, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed 1.60% of average daily net assets for Class A shares. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice. Prior to March 1, 2017, New York Life Investments had agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: 1.70% for Investor Class shares and 2.45% for Class C shares, respectively.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $6,439,442 and waived its fees and/or reimbursed expenses in the amount of $10,556.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $23,595 and $4,319, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $362 and $5,521, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$50,335
Investor Class	9,093
Class C	69,775
Class I	373,925

40	MainStay International Opportunities Fund

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$693,936,843	$80,603,458	$(10,929,335)	$69,674,123

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$12,975,834	$(4,551,786)	$(229,955)	$72,241,423	$80,435,516

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market swap adjustments, short sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$6,363,120	$(6,363,120)	$—

The reclassifications for the Fund are primarily due to PFIC adjustments.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $1,994,885 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,140	$855

The Fund utilized $41,380,534 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$15,678,230	$5,974,139

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

41

Notes to Financial Statements (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $1,352,504 and $1,452,268, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,510,459	$21,549,271
Shares issued to shareholders in reinvestment of dividends and distributions	284,203	2,293,521
Shares redeemed	(4,031,312)	(33,841,980)

Net increase (decrease) in shares outstanding before conversion	(1,236,650)	(9,999,188)
Shares converted into Class A (See Note 1)	95,632	868,046
Shares converted from Class A (See Note 1)	(5,326,492)	(43,850,180)

Net increase (decrease)	(6,467,510)	$(52,981,322)

Year ended October 31, 2016:
Shares sold	7,714,141	$60,504,500
Shares issued to shareholders in reinvestment of dividends and distributions	93,797	764,447
Shares redeemed	(7,914,044)	(61,826,367)

Net increase (decrease) in shares outstanding before conversion	(106,106)	(557,420)
Shares converted into Class A (See Note 1)	26,147	207,067
Shares converted from Class A (See Note 1)	(527,918)	(4,131,442)

Net increase (decrease)	(607,877)	$(4,481,795)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	149,289	$1,273,546
Shares issued to shareholders in reinvestment of dividends and distributions	17,948	144,299
Shares redeemed	(354,814)	(2,871,217)

Net increase (decrease) in shares outstanding before conversion	(187,577)	(1,453,372)
Shares converted into Investor Class (See Note 1)	15,854	139,990
Shares converted from Investor Class (See Note 1)	(96,036)	(868,046)

Net increase (decrease)	(267,759)	$(2,181,428)

Year ended October 31, 2016:
Shares sold	262,187	$2,035,945
Shares issued to shareholders in reinvestment of dividends and distributions	3,838	31,161
Shares redeemed	(110,483)	(857,522)

Net increase (decrease) in shares outstanding before conversion	155,542	1,209,584
Shares converted into Investor Class (See Note 1)	21,453	166,456
Shares converted from Investor Class (See Note 1)	(26,264)	(207,067)

Net increase (decrease)	150,731	$1,168,973

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,510,036	$12,932,223
Shares issued to shareholders in reinvestment of dividends and distributions	75,844	593,862
Shares redeemed	(1,714,670)	(13,980,689)

Net increase (decrease) in shares outstanding before conversion	(128,790)	(454,604)
Shares converted from Class C (See Note 1)	(1,231)	(9,659)

Net increase (decrease)	(130,021)	$(464,263)

Year ended October 31, 2016:
Shares sold	2,142,133	$16,358,096
Shares issued to shareholders in reinvestment of dividends and distributions	11,661	92,236
Shares redeemed	(2,203,559)	(16,632,371)

Net increase (decrease) in shares outstanding before conversion	(49,765)	(182,039)
Shares converted from Class C (See Note 1)	(1,973)	(14,681)

Net increase (decrease)	(51,738)	$(196,720)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	29,392,290	$263,545,474
Shares issued to shareholders in reinvestment of dividends and distributions	1,427,225	11,589,064
Shares redeemed	(17,113,227)	(145,506,507)

Net increase (decrease) in shares outstanding before conversion	13,706,288	129,628,031
Shares converted into Class I (See Note 1)	5,279,645	43,719,849

Net increase (decrease)	18,985,933	$173,347,880

Year ended October 31, 2016:
Shares sold	26,971,171	$212,330,267
Shares issued to shareholders in reinvestment of dividends and distributions	575,586	4,719,808
Shares redeemed	(44,582,599)	(351,820,210)

Net increase (decrease) in shares outstanding before conversion	(17,035,842)	(134,770,135)
Shares converted into Class I (See Note 1)	504,611	3,979,667

Net increase (decrease)	(16,531,231)	$(130,790,468)

Note 10–Recent Accounting Pronouncement

In November 2016, the FASB issued the Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

42	MainStay International Opportunities Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay

Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay International Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay International Opportunities Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

44	MainStay International Opportunities Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1	To elect eight Trustees to the Board; and

2	To approve amendments of the fundamental investment restrictions for certain Funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $17,240,393 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2017:

•	the total amount of taxes credited to foreign countries was $1,562,163.

•	the total amount of income sourced from foreign countries was $21,693,563.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October  31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

45

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay International Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

48	MainStay International Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716831 MS286-17	MSIR11-12/17 (NYLIM) `NL236

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	4.25 10.32%	8.00 9.23%	5.33 5.93%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.07 10.13	7.82 9.05	5.87 6.49	1.30 1.30
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	4.31 9.31	7.94 8.24	4.96 4.96	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	8.32 9.32	8.23 8.23	4.96 4.96	2.05 2.05
Class I Shares	No Sales Charge		5/1/1989	10.57	9.50	6.21	0.90
Class R1 Shares	No Sales Charge		1/2/2004	10.47	9.39	6.10	1.00
Class R2 Shares	No Sales Charge		1/2/2004	10.37	9.14	5.85	1.25
Class R3 Shares	No Sales Charge		4/28/2006	9.88	8.84	5.57	1.50

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years or Since Inception
Russell Midcap® Value Index[4]	17.12%	14.49%	7.90%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	0.64	1.58	3.56
Balanced Composite Index[6]	10.35	9.30	6.58
Morningstar Allocation – 50% to 70% Equity Category Average[7]	13.46	7.87	5.03

4.	The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,033.70	$5.59	$1,019.70	$5.55	1.09%

Investor Class Shares	$1,000.00	$1,032.70	$6.51	$1,018.80	$6.46	1.27%

Class B Shares	$1,000.00	$1,028.50	$10.33	$1,015.00	$10.26	2.02%

Class C Shares	$1,000.00	$1,028.60	$10.33	$1,015.00	$10.26	2.02%

Class I Shares	$1,000.00	$1,034.90	$4.31	$1,021.00	$4.28	0.84%

Class R1 Shares	$1,000.00	$1,034.10	$4.82	$1,020.50	$4.79	0.94%

Class R2 Shares	$1,000.00	$1,034.40	$6.10	$1,019.20	$6.06	1.19%

Class R3 Shares	$1,000.00	$1,031.60	$7.37	$1,017.90	$7.32	1.44%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.25%, due 7/31/18–8/15/27

2.	iShares Intermediate Government / Credit Bond ETF

3.	Federal National Mortgage Association, 1.25%–2.00%, due 7/26/19–9/24/26

4.	Vanguard Mid-Cap Value ETF

5.	iShares Intermediate Credit Bond ETF
6.	Federal Home Loan Mortgage Corporation, 1.25%–1.625%, due 1/25/19–9/29/20

7.	iShares Russell 1000 Value ETF

8.	JPMorgan Chase & Co.

9.	SPDR S&P MidCap 400 ETF Trust

10.	Fifth Third Bancorp

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager; Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis2 of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Balanced Fund returned 10.32% for Class A shares, 10.13% for Investor Class shares, 9.31% for Class B shares and 9.32% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 10.57%, Class R1 shares returned 10.47%, Class R2 shares returned 10.37% and Class R3 shares returned 9.88%. For the 12 months ended October 31, 2017, all share classes underperformed the 17.12% return of the Russell Midcap® Value Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the 0.64% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,3 which is a secondary benchmark of the Fund. For the 12 months ended October 31, 2017, Class I, Class R1 and Class R2 outperformed—and all other share classes underperformed—the 10.35% return of the Balanced Composite Index,3 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 13.46% return of the Morningstar Allocation—50% to 70% Equity Category Average.4 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

In the equity portion of the Fund, stock selection was the largest contributor to performance relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) Allocation effects—the effects of being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—also contributed positively to relative performance in the equity portion of the Fund.

Throughout the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities. The Fund’s positive excess return5 during the reporting period in relation to the Index was driven by an overweight position in U.S. corporate bonds, particularly the banking subsector. Overweight positions in asset-backed securities and commercial mortgage-backed securities also added to the Fund’s performance during the reporting period.

In the non-corporate sectors, the Fund’s underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index detracted from performance. The Fund’s overweight position in U.S. government agencies, on the other hand, added to performance during the reporting period.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, industrials and health care made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. In both sectors, stock selection was the main driver of positive contributions to performance. An underweight position in the underperforming real estate sector also modestly contributed to the Fund’s relative performance.

In the equity portion of the Fund, the sectors that detracted the most from relative performance were energy and materials. In both cases, stock selection detracted from the Fund’s relative performance. An overweight position relative to the Russell Midcap® Value Index in the lagging consumer staples sector also detracted from relative performance in the equity portion of the Fund.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributor to absolute performance in the equity portion of the Fund was memory and semiconductor technology company Micron Technology. The company continued to deliver solid results, benefiting from strong demand for its products from data centers, handset makers and the auto industry. Data storage device maker Western Digital was a positive contributor to absolute performance in the equity portion of the Fund, supported by better-than-expected earnings and margins. Commercial banking institution SunTrust Banks was another positive contributor, as the company benefited from strong performance in its investment banking business and expanding loan growth in its traditional banking unit.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	George Cherpelis served as portfolio manager of the Fund until November 6, 2017. On November 6, 2017, Kenneth Sommer was added as a portfolio manager.
3.	See footnote on page 6 for more information on this index.
4.	See footnote on page 6 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
5.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

9

The most substantial detractor from absolute performance in the equity portion of the Fund was offshore contract-drilling service provider Transocean, whose shares suffered from weak energy prices. Shares of insurance provider AmTrust Financial declined after the company disclosed accounting issues that could require previous financial results to be restated. Shares of fertilizer company Mosaic declined as expectations of softer pricing and lower margins weakened the company’s outlook.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund established new and overweight positions relative to the Russell Midcap Value® Index in cruise line operator Royal Caribbean and mining company Freeport-McMoRan. Strong earnings and cash flows were the main drivers behind the addition of Royal Caribbean, while the Fund purchased Freeport-McMoRan because of improving stock price trends and an attractive valuation.

The equity portion of the Fund exited positions in apparel maker PVH and financial services company Principal Financial Group. The Fund sold PVH because of declining industry trends and a valuation that our process found less than compelling. The Fund sold Principal Financial Group because of declining investor sentiment and a valuation that our process found unattractive.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Fund modestly increased its weightings relative to the Russell Midcap® Value Index in the utilities and industrials sectors. Over the same period, the equity portion of the Fund modestly reduced its relative weightings in the financials and consumer discretionary sectors.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2017, the equity portion of the Fund held substantially overweight positions relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the equity portion of the Fund held modestly underweight positions relative to the Index in the utilities and financials sectors.

What was the duration6 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There was one occasion during which the duration of the fixed-income portion of the Fund was shorter than the duration of the benchmark. This strategy had a slightly positive impact on the performance of the fixed-income portion of the Fund. As of October 31, 2017, the effective duration of the fixed-income portion of the Fund was 4.01 years compared to a duration of 4.00 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

During the first half of the reporting period, the fixed-income portion of the Fund increased its allocation to investment-grade corporate bonds. In our opinion, the outlook for strong earnings and credit quality in 2017, combined with the level of credit spreads,7 created a favorable backdrop for investment-grade corporate bonds. In the commercial mortgage-backed securities sector, a robust new-issue calendar as well as a favorable yield profile led us to add to an already overweight sector position. During the reporting period, the fixed-income portion of the Fund also increased its allocation to asset-backed securities by adding short-duration, high-quality assets.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight sector positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in financials, industrials and utilities. This positioning benefited the performance of the fixed-income portion of the Fund relative to its benchmark. In financials, overweight positions among banks had the most positive impact on the relative performance of the fixed-income portion of the Fund. Overweight positions in UBS, JPMorgan Chase and Credit Suisse Group all contributed positively to relative performance. In industrials, basic industry, capital goods and communications were the best-performing subsectors on a relative basis in the

6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

10	MainStay Balanced Fund

fixed-income portion of the Fund. Bond positions in mining company Anglo American Capital, automaker Ford Motor and building materials company Masco were among the best performers.

Allocations that detracted from the performance of the fixed-income portion of the Fund relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index included the technology, consumer non-cyclical and non-corporate sectors. In technology, underperformance relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index was driven primarily by an underweight position in the sector. In the non-corporate sectors, the Fund’s underweight positions relative to the Index in the sovereign and foreign local government subcomponents detracted from performance.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The fixed-income portion of the Fund generally sought to purchase corporate bonds during the periods of market weakness and to sell corporate bonds as the market rallied.

How did sector weightings in the fixed-income portion of the Fund change during the reporting period?

During the reporting period, the fixed-income portion of the Fund had overweight sector allocations relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in financials, industrials and utilities. During the first half of the reporting period, these weightings were increased as we sought to take advantage of our outlook for strong corporate earnings as well as a heavy new-issue calendar. The increase in overweight relative to the fixed-income benchmark was primarily concentrated in the banking subsector. Toward the end of the reporting period, we slightly reduced the Fund’s overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. We still have a favorable view of the asset class, but we felt that the technical backdrop could weaken in the short-term because record supply had left dealers with elevated inventories. During the middle of the reporting period, we added to the Fund’s overweight positions in the commercial mortgage-backed securities and asset-backed securities sectors. Throughout the reporting period, the fixed-income portion of the Fund decreased its weighting in the U.S. Treasury sector to fund purchases of spread assets.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2017, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays Intermediate Government/Credit Bond Index in corporate bonds. In the corporate sector, the fixed-income portion of the Fund held overweight positions in financials, industrials and utilities. The fixed-income portion of the Fund also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. As of October 31, 2017, the most substantially overweight allocation within spread assets was to asset-backed securities. As of the same date, the fixed-income portion of the Fund held underweight positions relative to the Bloomberg Barclays Intermediate Government/Credit Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2017

	Principal Amount	Value

Long-Term Bonds 36.7%† Asset-Backed Securities 3.1%
Auto Floor Plan ABS 0.0%‡
NextGear Floorplan Master Owner Trust
Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$200,000	$200,187

Automobile 0.1%
Hertz Vehicle Financing LLC
Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	400,000	399,546

Other ABS 3.0%
AIMCO CLO (a)(b)
Series 2014-AA, Class AR 2.407% (3-month USD-LIBOR-BBA + 1.10%), due 7/20/26	1,000,000	999,995
Series 2017-AA, Class A 2.593% (3-month USD-LIBOR-BBA + 1.26%), due 7/20/29	500,000	500,384
Apidos CLO XV
Series 2013-15A, Class A1R 2.407% (3-month USD-LIBOR-BBA + 1.10%), due 10/20/25 (a)(b)	250,000	250,171
Apidos CLO XXV
Series 2016-25A, Class A1 2.766% (3-month USD-LIBOR-BBA + 1.46%), due 10/20/28 (a)(b)	1,250,000	1,254,371
Ares XXIX CLO, Ltd.
Series 2014-1A, Class A1R 2.493% (3-month USD-LIBOR-BBA + 1.19%), due 4/17/26 (a)(b)	250,000	251,600
Babson CLO, Ltd.
Series 2013-IA, Class A 2.407% (3-month USD-LIBOR-BBA + 1.10%), due 4/20/25 (a)(b)	1,144,104	1,145,535
Canyon Capital CLO, Ltd.
Series 2015-1A, Class AS 2.554% (3-month USD-LIBOR-BBA + 1.25%), due 4/15/29 (a)(b)	1,310,000	1,316,612
Capital Automotive REIT
Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	398,000	400,350
Cedar Funding IV CLO, Ltd.
Series 2014-4A, Class AR 2.543% (3-month USD-LIBOR-BBA + 1.23%), due 7/23/30 (a)(b)	1,500,000	1,507,158

	Principal Amount	Value

Other ABS (continued)
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	$2,294,250	$2,279,452
Dryden XXXI Senior Loan Fund
Series 2014-31A, Class AR 2.384% (3-month USD-LIBOR-BBA + 1.08%), due 4/18/26 (a)(b)	820,000	822,518
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A 2.69%, due 3/25/30 (a)	300,000	299,973
Finn Square CLO, Ltd.
Series 2012-1A, Class A1R 2.506% (3-month USD-LIBOR-BBA + 1.21%), due 12/24/23 (a)(b)	94,250	94,492
FOCUS Brands Funding LLC
Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	199,000	200,652
Galaxy XIV CLO, Ltd.
Series 2012-14A, Class AR 2.552% (3-month USD-LIBOR-BBA + 1.37%), due 11/15/26 (a)(b)	500,000	501,853
Galaxy XVI CLO, Ltd.
Series 2013-16A, Class A1R 2.31% (3-month USD-LIBOR-BBA + 1.13%), due 11/16/25 (a)(b)	500,000	500,027
Highbridge Loan Management, Ltd.
Series 2015-6A, Class A 2.621% (3-month USD-LIBOR-BBA + 1.45%), due 5/5/27 (a)(b)	1,100,000	1,100,585
HPS Loan Management, Ltd.
Series 2011-A-17, Class A 2.494% (3-month USD-LIBOR-BBA + 1.26%), due 5/6/30 (a)(b)	1,000,000	1,002,390
LCM, Ltd. Partnership
Series 2015-A, Class AR 2.429% (3-month USD-LIBOR-BBA + 1.24%), due 7/20/30 (a)(b)	650,000	654,823
Magnetite XII, Ltd.
Series 2015-12A, Class AR 2.634% (3-month USD-LIBOR-BBA + 1.33%), due 4/15/27 (a)(b)	1,100,000	1,103,293
Neuberger Berman CLO XIV, Ltd.
Series 2013-14A, Class AR 2.564% (3-month USD-LIBOR-BBA + 1.25%), due 1/28/30 (a)(b)	500,000	503,792
Neuberger Berman CLO, Ltd.
Series 2017-26A, Class A 2.541% (3-month USD-LIBOR-BBA + 1.17%), due 10/18/30 (a)(b)(c)	1,000,000	1,000,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other ABS (continued)
Octagon Investment Partners 30, Ltd.
Series 2017-1A, Class A1 2.627% (3-month USD-LIBOR-BBA + 1.32%), due 3/17/30 (a)(b)	$500,000	$501,074
Octagon Loan Funding, Ltd.
Series 2014-1A, Class A1R 2.321% (3-month USD-LIBOR-BBA + 1.14%), due 11/18/26 (a)(b)	643,000	644,954
Sound Point CLO XVI, Ltd.
Series 2017-2A, Class A 2.567% (3-month USD-LIBOR-BBA + 1.28%), due 7/25/30 (a)(b)	820,000	825,908
THL Credit Wind River CLO, Ltd.
Series 2014-3A, Class AR 2.413% (3-month USD-LIBOR-BBA + 1.10%), due 1/22/27 (a)(b)	650,000	651,984
Series 2017-26A, Class A 2.527%, due 11/20/30	507,000	507,000
Series 2017-2A, Class A 2.544% (3-month USD-LIBOR-BBA + 1.23%), due 7/20/30 (a)(b)	250,000	249,986
Series 2012-1A, Class AR 2.754% (3-month USD-LIBOR-BBA + 1.45%), due 1/15/26 (a)(b)	250,000	251,802
Volvo Financial Equipment LLC
Series 2016-1A, Class A3 1.67%, due 2/18/20 (a)	200,000	199,949
Voya CLO, Ltd.
Series 2014-2A, Class A1R 2.554% (3-month USD-LIBOR-BBA + 1.25%), due 4/17/30 (a)(b)	1,250,000	1,256,329

		22,779,012

Total Asset-Backed Securities (Cost $23,328,476)		23,378,745

Corporate Bonds 16.8%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,550,000	1,667,231

Auto Manufacturers 0.8%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	1,750,000	1,772,108
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	2,050,000	2,167,975
General Motors Co. 4.875%, due 10/2/23	1,925,000	2,098,905

		6,038,988

	Principal Amount	Value

Banks 5.1%
ABN AMRO Bank N.V. 2.10%, due 1/18/19 (a)	$320,000	$320,907
Bank of America Corp.
2.816% (3-month USD-LIBOR-BBA + 0.93%), due 7/21/23 (b)	825,000	824,144
4.45%, due 3/3/26	2,000,000	2,126,460
Bank of Nova Scotia 2.45%, due 3/22/21	1,500,000	1,507,773
Bank of Tokyo-Mitsubishi UFJ, Ltd. (a)
2.30%, due 3/10/19	1,535,000	1,540,946
2.35%, due 9/8/19	375,000	376,782
BNP Paribas S.A. 3.80%, due 1/10/24 (a)	775,000	805,417
Citigroup, Inc.
2.876% (3-month USD-LIBOR-BBA + 0.95%), due 7/24/23 (b)	575,000	574,502
4.60%, due 3/9/26	1,500,000	1,598,776
Citizens Bank N.A. 2.25%, due 10/30/20	2,325,000	2,321,819
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,750,000	1,853,549
Credit Agricole S.A. (a)
3.25%, due 10/4/24	825,000	824,876
3.375%, due 1/10/22	1,125,000	1,149,528
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	2,000,000	2,078,400
Discover Bank 3.20%, due 8/9/21	1,210,000	1,237,030
♦Fifth Third Bancorp 4.30%, due 1/16/24	2,250,000	2,391,131
Goldman Sachs Group, Inc.
2.35%, due 11/15/21	710,000	703,228
2.905% (3-month USD-LIBOR-BBA + 0.99%), due 7/24/23 (b)	750,000	746,730
3.85%, due 1/26/27	800,000	818,544
HSBC Holdings PLC 3.262% (3-month USD-LIBOR-BBA + 1.055%), due 3/13/23 (b)	1,500,000	1,533,005
Huntington National Bank
2.20%, due 4/1/19	675,000	677,525
2.875%, due 8/20/20	750,000	762,774
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	3,850,000	4,016,653
Korea Development Bank 1.50%, due 1/22/18	200,000	199,698
Morgan Stanley
3.591% (3-month USD-LIBOR-BBA + 1.34%), due 7/22/28 (b)	800,000	805,288
4.35%, due 9/8/26	1,175,000	1,231,666
5.75%, due 1/25/21	525,000	579,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Santander UK Group Holdings PLC 3.823%, due 11/3/28 (d)	$825,000	$830,505
UBS Group Funding Switzerland A.G. (a)
4.125%, due 4/15/26	600,000	632,480
4.253%, due 3/23/28	2,000,000	2,107,283
Wells Fargo & Co.
2.50%, due 3/4/21	900,000	903,687
4.10%, due 6/3/26	550,000	572,604

		38,653,060

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	1,250,000	1,265,949
3.65%, due 2/1/26	1,850,000	1,908,977

		3,174,926

Building Materials 0.5%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	1,600,000	1,668,844
Masco Corp.
3.50%, due 4/1/21	950,000	972,895
4.45%, due 4/1/25	1,090,000	1,168,142

		3,809,881

Chemicals 0.4%
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,123,505
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	500,000	508,750
Westlake Chemical Corp. 3.60%, due 8/15/26	1,500,000	1,513,431

		3,145,686

Diversified Financial Services 0.4%
American Express Credit Corp. 1.871% (3-month USD-LIBOR-BBA + 0.55%), due 3/18/19 (b)	725,000	729,512
Discover Financial Services
3.85%, due 11/21/22	525,000	541,619
5.20%, due 4/27/22	75,000	81,656
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	1,825,000	1,860,655

		3,213,442

Electric 2.0%
Commonwealth Edison Co. 3.10%, due 11/1/24	300,000	303,283
Dominion Energy, Inc. 4.104%, due 4/1/21 (d)(e)	1,750,000	1,814,701
DTE Electric Co. 2.65%, due 6/15/22	1,500,000	1,509,143
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,750,000	1,756,727

	Principal Amount	Value

Electric (continued)
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	$1,250,000	$1,255,677
Entergy Corp. 4.00%, due 7/15/22	1,500,000	1,587,285
Exelon Corp.
2.85%, due 6/15/20	825,000	839,376
3.497%, due 6/1/22	1,000,000	1,029,199
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,225,000	1,295,850
Great Plains Energy, Inc. 4.85%, due 6/1/21	210,000	223,132
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,070,798
Southern Co. 2.95%, due 7/1/23	2,750,000	2,764,062

		15,449,233

Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	400,000	408,089

Food 0.2%
Ingredion, Inc. 4.625%, due 11/1/20	650,000	691,475
McCormick & Co., Inc. 3.15%, due 8/15/24	1,050,000	1,064,299

		1,755,774

Health Care—Products 0.4%
Becton Dickinson & Co. 2.894%, due 6/6/22	2,875,000	2,881,430

Health Care—Services 0.1%
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	950,000	957,557

Insurance 0.5%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	1,450,000	1,572,230
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	2,300,000	2,294,293

		3,866,523

Iron & Steel 0.2%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	355,170
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	1,300,000	1,382,902

		1,738,072

Media 0.1%
Discovery Communications LLC 3.95%, due 3/20/28	625,000	619,884

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Mining 0.7%
Anglo American Capital PLC (a)
4.75%, due 4/10/27	$1,500,000	$1,585,646
4.875%, due 5/14/25	1,250,000	1,335,106
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	2,000,000	2,112,014

		5,032,766

Miscellaneous—Manufacturing 0.2%
General Electric Co. 4.375%, due 9/16/20	151,000	160,844
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (a)	1,700,000	1,723,929

		1,884,773

Multi-National 0.1%
International Bank for Reconstruction & Development 2.00%, due 10/30/20	1,000,000	999,760

Oil & Gas 0.9%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,700,000	1,805,238
BP Capital Markets PLC 3.062%, due 3/17/22	635,000	651,397
Cenovus Energy, Inc. 4.25%, due 4/15/27 (a)	1,400,000	1,404,772
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,050,000	1,115,059
Nabors Industries, Inc. 5.00%, due 9/15/20	1,210,000	1,222,100
Petroleos Mexicanos
3.50%, due 1/30/23	300,000	292,890
5.50%, due 1/21/21	200,000	212,500
Shell International Finance B.V. 3.25%, due 5/11/25	525,000	540,127

		7,244,083

Pharmaceuticals 0.3%
Actavis Funding SCS 3.00%, due 3/12/20	800,000	812,154
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (a)	1,300,000	1,306,936

		2,119,090

Pipelines 0.6%
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,590,000	1,707,236
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	400,000	435,278

	Principal Amount	Value

Pipelines (continued)
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	$1,500,000	$1,660,819
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	525,000	523,278

		4,326,611

Real Estate Investment Trusts 0.7%
DDR Corp. 3.90%, due 8/15/24	900,000	907,595
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	361,021
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	294,125
Mid-America Apartments, L.P. 3.60%, due 6/1/27	750,000	752,565
Simon Property Group, L.P. 2.625%, due 6/15/22	775,000	778,330
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,750,000	1,869,142

		4,962,778

Semiconductors 0.1%
Applied Materials, Inc. 3.30%, due 4/1/27	425,000	434,663

Software 0.6%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	2,075,000	2,059,520
Fiserv, Inc. 4.75%, due 6/15/21	500,000	534,984
Oracle Corp. 1.90%, due 9/15/21	1,750,000	1,731,745

		4,326,249

Telecommunications 1.1%
AT&T, Inc.
3.90%, due 8/14/27	1,500,000	1,494,000
3.95%, due 1/15/25	1,500,000	1,540,020
Telefonica Emisiones SAU 4.103%, due 3/8/27	3,000,000	3,090,731
Verizon Communications, Inc. 5.15%, due 9/15/23	1,850,000	2,073,470

		8,198,221

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	420,769

Total Corporate Bonds (Cost $124,763,009)		127,329,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value

Foreign Government Bonds 0.1%
Sovereign 0.1%
Export-Import Bank of Korea 1.75%, due 2/27/18	$200,000	$199,786
Republic of Poland Government International Bond 5.00%, due 3/23/22	150,000	164,925
Russian Federation 3.50%, due 1/16/19 (a)	600,000	607,824

Total Foreign Government Bonds (Cost $947,760)		972,535

Mortgage-Backed Securities 1.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	600,000	612,053
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	1,200,000	1,228,055
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	1,600,000	1,629,438
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	212,238
COMM Mortgage Trust
Series 2013-THL, Class A2 2.288% (1-month LIBOR + 1.05%), due 6/8/30 (a)(b)	771,111	771,307
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	605,391
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	1,500,000	1,528,908
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	400,000	412,712
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	442,645	447,362
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	505,170
Series 2017-C33, Class A2 3.14%, due 5/15/50	2,000,000	2,051,334
Series 2013-C12, Class A4 4.259%, due 10/15/46 (e)(f)	600,000	648,350
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	1,700,000	1,752,666

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	$100,000	$102,667

Total Mortgage-Backed Securities (Cost $12,572,284)		12,507,651

U.S. Government & Federal Agencies 15.1%
Federal Home Loan Bank 0.4%
1.375%, due 3/18/19	450,000	448,763
1.375%, due 9/28/20	900,000	889,050
1.50%, due 10/21/19	800,000	797,697
1.70%, due 5/15/20	850,000	847,948

		2,983,458

♦Federal Home Loan Mortgage Corporation 0.8%
1.25%, due 8/15/19	650,000	645,503
1.25%, due 10/2/19	775,000	769,306
1.35%, due 1/25/19	1,200,000	1,195,501
1.375%, due 8/15/19	850,000	846,281
1.50%, due 1/17/20	1,500,000	1,493,836
1.625%, due 9/29/20	1,200,000	1,193,933

		6,144,360

♦Federal National Mortgage Association 1.2%
1.25%, due 7/26/19	1,000,000	992,313
1.25%, due 8/17/21	1,200,000	1,171,118
1.375%, due 2/26/21	300,000	295,434
1.75%, due 9/12/19	650,000	651,379
1.875%, due 4/5/22	250,000	248,368
1.875%, due 9/24/26	5,400,000	5,116,268
2.00%, due 10/5/22	500,000	498,141

		8,973,021

♦United States Treasury Notes 12.7%
0.75%, due 7/31/18	1,000,000	995,156
0.75%, due 9/30/18	9,700,000	9,636,723
0.75%, due 10/31/18	325,000	322,600
1.00%, due 9/15/18	11,150,000	11,103,857
1.125%, due 7/31/21	475,000	462,420
1.375%, due 9/15/20	12,000,000	11,887,969
1.375%, due 9/30/23	3,575,000	3,425,436
1.50%, due 10/31/19	22,500,000	22,456,934
1.50%, due 6/15/20	15,000,000	14,926,172
1.625%, due 10/15/20	1,200,000	1,197,422
1.625%, due 11/15/22	5,600	5,495
1.875%, due 4/30/22	1,800,000	1,792,547
1.875%, due 9/30/22	3,550,000	3,526,842
1.875%, due 8/31/24	2,525,000	2,470,653
2.00%, due 10/31/22	3,850,000	3,847,744
2.125%, due 2/29/24	1,350,000	1,346,045
2.125%, due 3/31/24	300,000	298,922

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.125%, due 9/30/24	$900,000	$894,621
2.25%, due 8/15/27	6,105,000	6,037,750

		96,635,308

Total U.S. Government & Federal Agencies (Cost $115,139,102)		114,736,147

Total Long-Term Bonds (Cost $276,750,631)		278,924,617

	Shares
Common Stocks 57.8%
Aerospace & Defense 1.4%
General Dynamics Corp.	4,279	868,551
Huntington Ingalls Industries, Inc.	5,000	1,164,150
L3 Technologies, Inc.	4,908	918,679
Lockheed Martin Corp.	3,282	1,011,381
Raytheon Co.	5,641	1,016,508
Spirit AeroSystems Holdings, Inc., Class A	30,816	2,468,362
Textron, Inc.	48,052	2,534,263
United Technologies Corp.	7,363	881,793

		10,863,687

Air Freight & Logistics 0.1%
XPO Logistics, Inc. (g)	15,818	1,096,978

Airlines 0.2%
Copa Holdings S.A., Class A	7,808	961,867
Delta Air Lines, Inc.	17,534	877,226

		1,839,093

Auto Components 0.4%
Adient PLC	7,474	630,507
Gentex Corp.	15,989	310,161
Lear Corp.	10,657	1,871,262

		2,811,930

Automobiles 0.3%
Ford Motor Co.	94,537	1,159,969
General Motors Co.	26,374	1,133,554

		2,293,523

Banks 2.8%
Bank of America Corp.	41,445	1,135,179
Bank of The Ozarks, Inc.	40,898	1,906,665
BB&T Corp.	20,631	1,015,870
CIT Group, Inc.	45,883	2,139,065
Citigroup, Inc.	15,504	1,139,544
Commerce Bancshares, Inc.	10,543	613,181
♦Fifth Third Bancorp	68,424	1,977,454
First Hawaiian, Inc.	18,124	529,946
♦JPMorgan Chase & Co.	11,279	1,134,780

	Shares	Value
Banks (continued)
KeyCorp	124,410	$2,270,483
M&T Bank Corp.	1,153	192,286
People’s United Financial, Inc.	23,699	441,811
PNC Financial Services Group, Inc.	7,386	1,010,331
SunTrust Banks, Inc.	43,111	2,595,713
TCF Financial Corp.	54,088	985,483
U.S. Bancorp	18,673	1,015,438
Wells Fargo & Co.	20,481	1,149,803

		21,253,032

Beverages 0.3%
Coca-Cola Co.	19,242	884,747
PepsiCo., Inc.	9,240	1,018,525

		1,903,272

Biotechnology 1.0%
Alexion Pharmaceuticals, Inc. (g)	6,904	826,133
Amgen, Inc.	6,551	1,147,866
Biogen, Inc. (g)	3,207	999,493
Gilead Sciences, Inc.	15,052	1,128,298
OPKO Health, Inc. (g)	268,953	1,810,054
United Therapeutics Corp. (g)	13,993	1,659,430

		7,571,274

Building Products 0.6%
Johnson Controls International PLC	20,942	866,789
Owens Corning	29,990	2,479,873
USG Corp. (g)	36,880	1,266,091

		4,612,753

Capital Markets 2.7%
Ameriprise Financial, Inc.	12,189	1,908,066
Bank of New York Mellon Corp.	22,146	1,139,412
BlackRock, Inc.	2,144	1,009,460
Charles Schwab Corp.	19,676	882,272
CME Group, Inc.	6,482	889,136
Federated Investors, Inc., Class B	58,686	1,823,374
Franklin Resources, Inc.	26,890	1,132,876
Goldman Sachs Group, Inc.	3,663	888,204
Intercontinental Exchange, Inc.	15,525	1,026,202
Lazard, Ltd., Class A	37,849	1,799,341
Legg Mason, Inc.	48,832	1,864,406
Morgan Stanley	20,078	1,003,900
Northern Trust Corp.	30,071	2,812,240
State Street Corp.	12,261	1,128,012
T. Rowe Price Group, Inc.	13,641	1,267,249

		20,574,150

Chemicals 1.4%
Air Products & Chemicals, Inc.	6,333	1,009,670
Ashland Global Holdings, Inc.	4,944	336,093
CF Industries Holdings, Inc.	45,474	1,727,103
DowDuPont, Inc.	12,311	890,208

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Huntsman Corp.	31,332	$1,003,251
LyondellBasell Industries N.V., Class A	10,790	1,117,089
Olin Corp.	61,461	2,245,170
PPG Industries, Inc.	7,596	882,959
Praxair, Inc.	6,871	1,003,991
Valvoline, Inc.	16,293	391,358
Westlake Chemical Corp.	1,462	124,138

		10,731,030

Commercial Services & Supplies 0.4%
Pitney Bowes, Inc.	120,796	1,659,737
Waste Management, Inc.	13,971	1,147,997

		2,807,734

Communications Equipment 0.7%
ARRIS International PLC (g)	73,180	2,085,630
Cisco Systems, Inc.	29,764	1,016,440
EchoStar Corp., Class A (g)	24,224	1,355,333
Juniper Networks, Inc.	44,202	1,097,536

		5,554,939

Construction & Engineering 0.3%
AECOM (g)	22,676	802,411
Jacobs Engineering Group, Inc.	18,765	1,100,871

		1,903,282

Consumer Finance 0.9%
American Express Co.	12,031	1,149,201
Capital One Financial Corp.	9,546	879,950
Credit Acceptance Corp. (g)	3,035	870,226
Discover Financial Services	4,809	319,943
Synchrony Financial	116,428	3,797,881

		7,017,201

Containers & Packaging 0.4%
Ardagh Group S.A.	3,119	68,582
Avery Dennison Corp.	46	4,884
Bemis Co., Inc.	1,899	85,493
Graphic Packaging Holding Co.	111,068	1,720,443
Owens-Illinois, Inc. (g)	34,553	825,471
WestRock Co.	11,290	692,416

		3,397,289

Diversified Consumer Services 0.5%
Graham Holdings Co., Class B	3,158	1,757,269
H&R Block, Inc.	78,702	1,947,088

		3,704,357

Diversified Financial Services 0.1%
Berkshire Hathaway, Inc., Class B (g)	5,392	1,007,980

Diversified Telecommunication Services 0.2%
AT&T, Inc.	30,208	1,016,499
Verizon Communications, Inc.	18,450	883,202

		1,899,701

	Shares	Value
Electric Utilities 2.9%
American Electric Power Co., Inc.	13,659	$1,016,366
Avangrid, Inc.	1,987	102,787
Duke Energy Corp.	10,015	884,425
Edison International	45,333	3,624,373
Entergy Corp.	28,602	2,467,209
Eversource Energy	42,417	2,657,001
Exelon Corp.	25,179	1,012,448
FirstEnergy Corp.	56,211	1,852,152
Hawaiian Electric Industries, Inc.	27,939	1,018,656
NextEra Energy, Inc.	5,679	880,643
PG&E Corp.	17,691	1,022,009
PPL Corp.	21,375	802,845
Southern Co.	16,941	884,320
Xcel Energy, Inc.	75,364	3,732,025

		21,957,259

Electrical Equipment 0.5%
Eaton Corp. PLC	12,787	1,023,216
Emerson Electric Co.	13,104	844,684
Regal Beloit Corp.	24,556	1,992,719

		3,860,619

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	36,593	1,145,727
Jabil, Inc.	73,250	2,071,510

		3,217,237

Energy Equipment & Services 0.4%
Halliburton Co.	26,645	1,138,807
Oceaneering International, Inc.	35,125	710,228
Schlumberger, Ltd.	15,803	1,011,392

		2,860,427

Equity Real Estate Investment Trusts 5.0%
Apple Hospitality REIT, Inc.	106,267	2,012,697
AvalonBay Communities, Inc.	1,612	292,304
Brandywine Realty Trust	39,710	694,528
Brixmor Property Group, Inc.	12,292	214,627
Corporate Office Properties Trust	55,720	1,779,140
DCT Industrial Trust, Inc.	6,762	392,331
DDR Corp.	122,387	941,156
Duke Realty Corp.	38,473	1,095,711
Empire State Realty Trust, Inc., Class A	84,341	1,691,037
Equity Residential	15,117	1,016,769
Gaming and Leisure Properties, Inc.	32,940	1,203,628
HCP, Inc.	48,605	1,255,953
Highwoods Properties, Inc.	33,577	1,714,106
Hospitality Properties Trust	72,174	2,062,733
Host Hotels & Resorts, Inc.	147,000	2,875,320
Iron Mountain, Inc.	11,233	449,320
Outfront Media, Inc.	67,289	1,577,927
Park Hotels & Resorts, Inc.	11,401	328,235
Piedmont Office Realty Trust, Inc., Class A	84,813	1,640,284
Prologis, Inc.	20,102	1,298,187

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Retail Properties of America, Inc., Class A	151,785	$1,854,813
Senior Housing Properties Trust	107,830	1,984,072
Simon Property Group, Inc.	6,422	997,529
Spirit Realty Capital, Inc.	165,968	1,379,194
UDR, Inc.	555	21,529
Ventas, Inc.	7,824	490,956
VEREIT, Inc.	286,036	2,256,824
Vornado Realty Trust	13,684	1,024,384
Welltower, Inc.	29,520	1,976,659
Weyerhaeuser Co.	10,909	391,742
WP Carey, Inc.	14,596	994,717

		37,908,412

Food & Staples Retailing 0.5%
CVS Health Corp.	16,711	1,145,205
Kroger Co.	42,756	885,049
U.S. Foods Holding Corp. (g)	4,194	114,412
Wal-Mart Stores, Inc.	13,155	1,148,563
Walgreens Boots Alliance, Inc.	13,318	882,584

		4,175,813

Food Products 1.5%
Archer-Daniels-Midland Co.	26,720	1,092,046
Bunge, Ltd.	35,178	2,419,543
Conagra Brands, Inc.	31,549	1,077,714
General Mills, Inc.	19,999	1,038,348
Kraft Heinz Co.	11,723	906,540
Lamb Weston Holdings, Inc.	8,942	455,953
Mondelez International, Inc., Class A	22,455	930,311
Pilgrim’s Pride Corp. (g)	56,745	1,803,356
TreeHouse Foods, Inc. (g)	425	28,341
Tyson Foods, Inc., Class A	24,053	1,753,704

		11,505,856

Gas Utilities 0.0%‡
UGI Corp.	729	34,890

Health Care Equipment & Supplies 0.6%
Abbott Laboratories	18,662	1,012,040
Baxter International, Inc.	17,715	1,142,086
Danaher Corp.	11,035	1,018,200
Medtronic PLC	12,581	1,013,022
STERIS PLC	1,914	178,634
Zimmer Biomet Holdings, Inc.	1,902	231,321

		4,595,303

Health Care Providers & Services 1.9%
Aetna, Inc.	5,916	1,005,897
Anthem, Inc.	5,460	1,142,287
Cardinal Health, Inc.	265	16,404
Centene Corp. (g)	29,755	2,787,151
Cigna Corp.	5,785	1,140,918
Express Scripts Holding Co. (g)	18,645	1,142,752

	Shares	Value
Health Care Providers & Services (continued)
HCA Healthcare, Inc. (g)	13,299	$1,006,069
Humana, Inc.	4,473	1,142,181
McKesson Corp.	8,471	1,167,981
MEDNAX, Inc. (g)	41,630	1,822,978
WellCare Health Plans, Inc. (g)	9,914	1,960,394

		14,335,012

Hotels, Restaurants & Leisure 1.3%
Aramark	51,226	2,238,064
Carnival Corp.	17,326	1,150,273
Extended Stay America, Inc.	51,564	1,021,998
Hyatt Hotels Corp., Class A (g)	30,688	1,922,910
Norwegian Cruise Line Holdings, Ltd. (g)	2,646	147,515
Royal Caribbean Cruises, Ltd.	27,812	3,442,291

		9,923,051

Household Durables 0.6%
PulteGroup, Inc.	75,839	2,292,613
Toll Brothers, Inc.	42,330	1,948,873
Whirlpool Corp.	2,815	461,463

		4,702,949

Household Products 0.4%
Colgate-Palmolive Co.	12,752	898,378
Kimberly-Clark Corp.	9,105	1,024,404
Procter & Gamble Co.	10,229	883,172

		2,805,954

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	206,449	2,194,553
NRG Energy, Inc.	86,503	2,162,575
Vistra Energy Corp.	73,386	1,426,624

		5,783,752

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	17,521	1,924,331
General Electric Co.	43,238	871,678
Honeywell International, Inc.	7,004	1,009,697

		3,805,706

Insurance 4.7%
Aflac, Inc.	13,645	1,144,679
Allstate Corp.	12,159	1,141,244
American Financial Group, Inc.	16,722	1,764,004
American International Group, Inc.	15,640	1,010,500
American National Insurance Co.	3,102	377,606
Arthur J. Gallagher & Co.	1,353	85,624
Assurant, Inc.	20,305	2,043,698
Assured Guaranty, Ltd.	26,669	989,420
Athene Holding, Ltd., Class A (g)	39,937	2,081,916
Axis Capital Holdings, Ltd.	34,113	1,855,406
Brighthouse Financial, Inc. (g)	14,128	878,479
Chubb, Ltd.	6,626	999,333
CNA Financial Corp.	31,840	1,723,499

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Everest Re Group, Ltd.	3,373	$800,919
First American Financial Corp.	41,478	2,257,233
FNF Group	38,460	1,439,173
Hartford Financial Services Group, Inc.	2,945	162,122
Lincoln National Corp.	39,938	3,026,502
MetLife, Inc.	16,351	876,087
Old Republic International Corp.	36,204	734,579
Prudential Financial, Inc.	10,249	1,132,105
Reinsurance Group of America, Inc.	11,725	1,751,481
Travelers Cos., Inc.	8,624	1,142,249
Unum Group	50,375	2,621,515
W.R. Berkley Corp.	25,900	1,776,222
Willis Towers Watson PLC	8,380	1,351,012
XL Group, Ltd.	14,757	597,216

		35,763,823

Internet & Direct Marketing Retail 0.3%
Liberty Interactive Corp. QVC Group, Class A (g)	86,837	1,972,937

Internet Software & Services 0.5%
Akamai Technologies, Inc. (g)	45,707	2,388,191
eBay, Inc. (g)	30,916	1,163,678

		3,551,869

IT Services 0.8%
Black Knight, Inc. (g)	8,568	388,559
Booz Allen Hamilton Holding Corp.	23,123	872,176
CoreLogic, Inc. (g)	38,934	1,826,005
Fidelity National Information Services, Inc.	2,376	220,398
International Business Machines Corp.	7,409	1,141,430
Teradata Corp. (g)	59,865	2,002,484

		6,451,052

Life Sciences Tools & Services 0.2%
Quintiles IMS Holdings, Inc. (g)	3,151	341,224
Thermo Fisher Scientific, Inc.	5,275	1,022,453

		1,363,677

Machinery 1.7%
Caterpillar, Inc.	8,380	1,138,004
Cummins, Inc.	18,080	3,197,990
Oshkosh Corp.	25,536	2,338,076
PACCAR, Inc.	15,425	1,106,435
Stanley Black & Decker, Inc.	249	40,334
Terex Corp.	43,454	2,047,118
Timken Co.	19,866	936,682
Trinity Industries, Inc.	65,658	2,135,198

		12,939,837

	Shares	Value
Media 1.6%
Charter Communications, Inc., Class A (g)	3,127	$1,044,950
Comcast Corp., Class A	27,758	1,000,121
DISH Network Corp., Class A (g)	18,236	885,175
John Wiley & Sons, Inc., Class A	32,862	1,795,908
Liberty SiriusXM Group (g)
Class A	35,964	1,500,059
Class C	40,928	1,704,651
Lions Gate Entertainment Corp., Class A (g)	26,352	764,735
Time Warner, Inc.	8,959	880,580
Twenty-First Century Fox, Inc.
Class A	33,440	874,456
Class B	34,271	872,197
Walt Disney Co.	9,001	880,388

		12,203,220

Metals & Mining 1.2%
Alcoa Corp. (g)	14,679	701,363
Freeport-McMoRan, Inc. (g)	206,842	2,891,651
Newmont Mining Corp.	88,281	3,192,241
Steel Dynamics, Inc.	46,412	1,726,991
Tahoe Resources, Inc.	139,519	656,590
United States Steel Corp.	7,465	188,822

		9,357,658

Mortgage Real Estate Investment Trusts 0.3%
Starwood Property Trust, Inc.	97,490	2,097,010

Multi-Utilities 2.4%
Ameren Corp.	46,345	2,872,927
CenterPoint Energy, Inc.	88,355	2,613,541
CMS Energy Corp.	39,839	1,927,012
Consolidated Edison, Inc.	42,202	3,631,482
Dominion Energy, Inc.	10,830	878,746
DTE Energy Co.	15,718	1,736,210
MDU Resources Group, Inc.	25,631	701,008
Public Service Enterprise Group, Inc.	22,755	1,119,546
Sempra Energy	5,483	644,253
WEC Energy Group, Inc.	29,673	1,999,663

		18,124,388

Multiline Retail 0.3%
Dollar Tree, Inc. (g)	525	47,967
Kohl’s Corp.	24,567	1,025,918
Target Corp.	19,208	1,134,040

		2,207,925

Oil, Gas & Consumable Fuels 4.3%
Anadarko Petroleum Corp.	18,124	894,782
Andeavor	28,636	3,042,289
Chevron Corp.	9,999	1,158,784
ConocoPhillips	22,258	1,138,497
CONSOL Energy, Inc. (g)	118,579	1,912,679
Devon Energy Corp.	58,179	2,146,805
EOG Resources, Inc.	8,866	885,447

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	13,692	$1,141,228
HollyFrontier Corp.	61,103	2,257,756
Kinder Morgan, Inc.	48,756	882,971
Marathon Oil Corp.	94,348	1,341,629
Marathon Petroleum Corp.	69,416	4,146,912
Murphy Oil Corp.	75,841	2,028,747
Occidental Petroleum Corp.	15,597	1,007,098
PBF Energy, Inc., Class A	34,110	985,156
Phillips 66	11,131	1,013,812
Pioneer Natural Resources Co.	6,033	902,959
Southwestern Energy Co. (g)	228,542	1,268,408
Valero Energy Corp.	14,590	1,151,005
Williams Cos., Inc.	81,062	2,310,267
World Fuel Services Corp.	27,743	771,255

		32,388,486

Paper & Forest Products 0.3%
Domtar Corp.	42,624	2,016,968

Personal Products 0.3%
Nu Skin Enterprises, Inc., Class A	29,945	1,904,801

Pharmaceuticals 0.7%
Akorn, Inc. (g)	25,200	820,764
Allergan PLC	4,939	875,339
Bristol-Myers Squibb Co.	14,505	894,378
Johnson & Johnson	6,302	878,562
Merck & Co., Inc.	18,519	1,020,212
Pfizer, Inc.	28,824	1,010,569

		5,499,824

Professional Services 0.3%
ManpowerGroup, Inc.	19,303	2,379,674

Real Estate Management & Development 0.3%
Realogy Holdings Corp.	59,817	1,933,884

Road & Rail 0.6%
CSX Corp.	17,102	862,454
Norfolk Southern Corp.	7,628	1,002,472
Ryder System, Inc.	23,073	1,870,759
Union Pacific Corp.	8,706	1,008,067

		4,743,752

Semiconductors & Semiconductor Equipment 1.5%
First Solar, Inc. (g)	38,219	2,095,166
Intel Corp.	25,780	1,172,732
Micron Technology, Inc. (g)	27,464	1,216,930
Microsemi Corp. (g)	5,554	296,417
NXP Semiconductors N.V. (g)	8,679	1,015,877

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp. (g)	88,238	$1,881,234
Qorvo, Inc. (g)	27,804	2,107,821
QUALCOMM, Inc.	18,536	945,521
Teradyne, Inc.	20,168	870,801
Versum Materials, Inc.	3,983	166,704

		11,769,203

Software 0.7%
CA, Inc.	76,356	2,472,407
Nuance Communications, Inc. (g)	103,906	1,531,575
Oracle Corp.	22,570	1,148,813

		5,152,795

Specialty Retail 1.0%
Best Buy Co., Inc.	51,037	2,857,051
Burlington Stores, Inc. (g)	333	31,479
GameStop Corp., Class A	93,058	1,739,254
Gap, Inc.	78,585	2,042,424
Michaels Cos., Inc. (g)	44,826	879,056

		7,549,264

Technology Hardware, Storage & Peripherals 0.8%
Hewlett Packard Enterprise Co.	63,125	878,700
HP, Inc.	53,479	1,152,472
Western Digital Corp.	39,186	3,498,134
Xerox Corp.	18,244	552,976

		6,082,282

Textiles, Apparel & Luxury Goods 0.6%
Michael Kors Holdings, Ltd. (g)	45,102	2,201,429
Ralph Lauren Corp.	13,699	1,225,101
Tapestry, Inc.	29,828	1,221,457

		4,647,987

Tobacco 0.1%
Philip Morris International, Inc.	9,676	1,012,497

Wireless Telecommunication Services 0.3%
Sprint Corp. (g)	159,811	1,045,164
T-Mobile U.S., Inc. (g)	17,005	1,016,389

		2,061,553

Total Common Stocks (Cost $355,685,723)		439,491,811

Exchange-Traded Funds 5.3%
♦iShares Intermediate Credit Bond ETF	63,502	6,980,140
♦iShares Intermediate Government / Credit Bond ETF	110,263	12,199,498
♦iShares Russell 1000 Value ETF	49,761	5,940,965
SPDR S&P 500 ETF Trust	8,672	2,230,005
♦SPDR S&P MidCap 400 ETF Trust	13,866	4,625,975
♦Vanguard Mid-Cap Value ETF	76,410	8,137,665

Total Exchange-Traded Funds (Cost $39,607,531)		40,114,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (continued)

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (c)(g)(h)(i)	17,798	$18,063
Safeway PDC, LLC CVR Expires 1/30/18 (g)(h)	17,798	303

Total Rights (Cost $18,932)		18,366

	Principal Amount
Short-Term Investments 0.6%
Repurchase Agreements 0.6%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $1,386,886 (Collateralized by United States Treasury Notes with rates between 1.625% and 1.75% and maturity dates between 1/31/23 and 4/30/23, with a Principal Amount of $1,450,000 and a Market Value of $1,421,197)	$1,386,873	1,386,873
RBC Capital Markets 1.02%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $3,492,099 (Collateralized by United States Treasury Note with a rate of 2.00% and a maturity date of 4/30/24, with a Principal Amount of $3,600,700 and a Market Value of $3,561,884)	3,492,000	3,492,000

Total Short-Term Investments (Cost $4,878,873)		4,878,873

Total Investments (Cost $676,941,690)	100.4%	763,427,915
Other Assets, Less Liabilities	(0.4)	(3,034,904)
Net Assets	100.0%	$760,393,011
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $1,018,063, which represented 0.1% of the Fund’s net assets.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2017.

(e)	Step coupon—Rate shown was the rate in effect as of October 31, 2017.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(g)	Non-income producing security.

(h)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $18,366, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	48	December 2017	$10,383,267	$10,337,250	$(46,017)
5-Year United States Treasury Note	81	December 2017	9,576,140	9,492,187	(83,953)
10-Year United States Treasury Note	89	December 2017	11,270,226	11,119,438	(150,788)
10-Year United States Treasury Ultra Note	(38)	December 2017	(5,170,795)	(5,089,031)	81,764

			$26,058,838	$25,859,844	$(198,994)

1.	As of October 31, 2017, cash in the amount of $125,265 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

LIBOR—London InterBank Offered Rate

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$23,378,745	$—	$23,378,745
Corporate Bonds	—	127,329,539	—	127,329,539
Foreign Government Bonds	—	972,535	—	972,535
Mortgage-Backed Securities	—	12,507,651	—	12,507,651
U.S. Government & Federal Agencies	—	114,736,147	—	114,736,147

Total Long-Term Bonds	—	278,924,617	—	278,924,617

Common Stocks	439,491,811	—	—	439,491,811
Exchange-Traded Funds	40,114,248	—	—	40,114,248
Rights (b)	—	303	18,063	18,366
Short-Term Investments
Repurchase Agreement	—	4,878,873	—	4,878,873

Total Investments in Securities	479,606,059	283,803,793	18,063	763,427,915

Other Financial Instruments
Futures Contracts (c)	81,764	—	—	81,764

Total Investments in Securities and Other Financial Instruments	$479,687,823	$283,803,793	$18,063	$763,509,679

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(280,758)	$—	$—	$(280,758)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $18,063 is held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.(See Note 2)

As of October 31, 2017, securities with a market value of $869 transferred from Level 3 to Level 2. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2017 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2017 (a)
Rights
Food & Staples Retailing	$18,932	$—	$—	$—	$—	$—	$—	$(869)	$18,063	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $676,941,690)	$763,427,915
Cash	26,300
Due from custodian	1,546,293
Cash collateral on deposit at broker for futures contracts	125,265
Receivables:
Investment securities sold	47,710,380
Dividends and interest	1,545,897
Fund shares sold	297,160
Other assets	36,765

Total assets	814,715,975

Liabilities
Payables:
Investment securities purchased	51,750,812
Fund shares redeemed	1,717,772
Manager (See Note 3)	455,316
NYLIFE Distributors (See Note 3)	177,573
Transfer agent (See Note 3)	105,667
Shareholder communication	67,349
Variation margin on futures contracts	14,617
Professional fees	12,764
Custodian	10,026
Trustees	1,880
Accrued expenses	9,188

Total liabilities	54,322,964

Net assets	$760,393,011

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,607
Additional paid-in capital	637,077,574

637,100,181
Undistributed net investment income	841,992
Accumulated net realized gain (loss) on investments and futures transactions	36,163,607
Net unrealized appreciation (depreciation) on investments and futures contracts	86,287,231

Net assets	$760,393,011

Class A
Net assets applicable to outstanding shares	$281,173,860

Shares of beneficial interest outstanding	8,360,829

Net asset value per share outstanding	$33.63
Maximum sales charge (5.50% of offering price)	1.96

Maximum offering price per share outstanding	$35.59

Investor Class
Net assets applicable to outstanding shares	$55,540,560

Shares of beneficial interest outstanding	1,650,507

Net asset value per share outstanding	$33.65
Maximum sales charge (5.50% of offering price)	1.96

Maximum offering price per share outstanding	$35.61

Class B
Net assets applicable to outstanding shares	$24,551,073

Shares of beneficial interest outstanding	733,250

Net asset value and offering price per share outstanding	$33.48

Class C
Net assets applicable to outstanding shares	$94,447,077

Shares of beneficial interest outstanding	2,822,650

Net asset value and offering price per share outstanding	$33.46

Class I
Net assets applicable to outstanding shares	$291,940,900

Shares of beneficial interest outstanding	8,661,097

Net asset value and offering price per share outstanding	$33.71

Class R1
Net assets applicable to outstanding shares	$2,015,741

Shares of beneficial interest outstanding	59,877

Net asset value and offering price per share outstanding	$33.66

Class R2
Net assets applicable to outstanding shares	$5,233,618

Shares of beneficial interest outstanding	155,448

Net asset value and offering price per share outstanding	$33.67

Class R3
Net assets applicable to outstanding shares	$5,490,182

Shares of beneficial interest outstanding	163,430

Net asset value and offering price per share outstanding	$33.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$11,506,024
Interest	6,702,196
Other income	833

Total income	18,209,053

Expenses
Manager (See Note 3)	5,538,587
Distribution/Service—Class A (See Note 3)	629,306
Distribution/Service—Investor Class (See Note 3)	204,259
Distribution/Service—Class B (See Note 3)	269,816
Distribution/Service—Class C (See Note 3)	1,016,066
Distribution/Service—Class R2 (See Note 3)	44,363
Distribution/Service—Class R3 (See Note 3)	24,852
Transfer agent (See Note 3)	1,163,780
Registration	116,206
Shareholder communication	94,766
Professional fees	86,475
Shareholder service (See Note 3)	24,730
Custodian	20,770
Trustees	19,463
Miscellaneous	44,566

Total expenses	9,298,005

Net investment income (loss)	8,911,048

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	44,517,528
Futures transactions	(790,334)

Net realized gain (loss) on investments and futures transactions	43,727,194

Net change in unrealized appreciation (depreciation) on:
Investments	24,483,131
Futures contracts	119,681

Net change in unrealized appreciation (depreciation) on investments and futures contracts	24,602,812

Net realized and unrealized gain (loss) on investments and futures transactions	68,330,006

Net increase (decrease) in net assets resulting from operations	$77,241,054

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,812.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,911,048	$9,586,200
Net realized gain (loss) on investments and futures transactions	43,727,194	8,490,933
Net change in unrealized appreciation (depreciation) on investments and futures contracts	24,602,812	11,321,200

Net increase (decrease) in net assets resulting from operations	77,241,054	29,398,333

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,058,138)	(2,998,086)
Investor Class	(762,885)	(910,291)
Class B	(85,659)	(107,584)
Class C	(322,794)	(398,065)
Class I	(4,340,571)	(4,450,961)
Class R1	(27,062)	(28,648)
Class R2	(195,165)	(526,205)
Class R3	(42,264)	(32,368)

	(8,834,538)	(9,452,208)

From net realized gain on investments:
Class A	(3,402,308)	(12,259,249)
Investor Class	(1,152,864)	(4,153,928)
Class B	(398,773)	(1,582,984)
Class C	(1,445,417)	(5,622,994)
Class I	(4,076,252)	(15,083,876)
Class R1	(29,627)	(101,112)
Class R2	(538,186)	(2,493,918)
Class R3	(50,535)	(161,340)

	(11,093,962)	(41,459,401)

Total dividends and distributions to shareholders	(19,928,500)	(50,911,609)

Capital share transactions:
Net proceeds from sale of shares	124,494,072	124,594,678
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	19,150,776	48,642,581
Cost of shares redeemed	(234,180,543)	(180,440,244)

Increase (decrease) in net assets derived from capital share transactions	(90,535,695)	(7,202,985)

Net increase (decrease) in net assets	(33,223,141)	(28,716,261)

	2017	2016

Net Assets
Beginning of year	793,616,152	822,332,413

End of year	$760,393,011	$793,616,152

Undistributed net investment income at end of year	$841,992	$553,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.27	$32.13		$34.91	$33.91	$28.37

Net investment income (loss) (a)	0.39	0.40		0.37	0.32	0.32
Net realized and unrealized gain (loss) on investments	2.80	0.79		0.03	3.19	5.54

Total from investment operations	3.19	1.19		0.40	3.51	5.86

Less dividends and distributions:
From net investment income	(0.39)	(0.40)		(0.32)	(0.31)	(0.32)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.83)	(2.05)		(3.18)	(2.51)	(0.32)

Net asset value at end of year	$33.63	$31.27		$32.13	$34.91	$33.91

Total investment return (b)	10.32%	3.95%		1.06%	11.08%	20.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.30	%(c)	1.12%	0.95%	1.04%
Net expenses	1.10%	1.11	%(d)	1.13%	1.13%	1.16%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$281,174	$240,565		$244,512	$229,459	$185,670

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.12%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.29	$32.14		$34.93	$33.93	$28.39

Net investment income (loss) (a)	0.34	0.35		0.32	0.27	0.27
Net realized and unrealized gain (loss) on investments	2.79	0.80		0.02	3.19	5.53

Total from investment operations	3.13	1.15		0.34	3.46	5.80

Less dividends and distributions:
From net investment income	(0.33)	(0.35)		(0.27)	(0.26)	(0.26)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.77)	(2.00)		(3.13)	(2.46)	(0.26)

Net asset value at end of year	$33.65	$31.29		$32.14	$34.93	$33.93

Total investment return (b)	10.13%	3.82%		0.91%	10.85%	20.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.14	%(c)	0.98%	0.79%	0.86%
Net expenses	1.26%	1.26	%(d)	1.27%	1.29%	1.34%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$55,541	$81,762		$81,571	$79,169	$73,801

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.27%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.15	$32.01		$34.81	$33.82	$28.30

Net investment income (loss) (a)	0.09	0.12		0.08	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.78	0.79		0.01	3.18	5.51

Total from investment operations	2.87	0.91		0.09	3.20	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)		(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)		(2.89)	(2.21)	(0.04)

Net asset value at end of year	$33.48	$31.15		$32.01	$34.81	$33.82

Total investment return (b)	9.31%	3.03%		0.16%	10.06%	19.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40	%(c)	0.24%	0.05%	0.15%
Net expenses	2.02%	2.01	%(d)	2.02%	2.04%	2.10%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$24,551	$27,999		$30,702	$35,506	$41,749

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.13	$32.00		$34.79	$33.81	$28.29

Net investment income (loss) (a)	0.09	0.12		0.07	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.78	0.78		0.03	3.18	5.53

Total from investment operations	2.87	0.90		0.10	3.19	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)		(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)		(2.89)	(2.21)	(0.04)

Net asset value at end of year	$33.46	$31.13		$32.00	$34.79	$33.81

Total investment return (b)	9.32%	3.00%		0.19%	10.03%	19.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40	%(c)	0.21%	0.04%	0.11%
Net expenses	2.02%	2.01	%(d)	2.02%	2.04%	2.09%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$94,447	$102,410		$108,936	$84,308	$65,110

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.35	$32.20		$34.99	$33.97	$28.42

Net investment income (loss) (a)	0.47	0.48		0.45	0.41	0.41
Net realized and unrealized gain (loss) on investments	2.80	0.79		0.02	3.21	5.54

Total from investment operations	3.27	1.27		0.47	3.62	5.95

Less dividends and distributions:
From net investment income	(0.47)	(0.47)		(0.40)	(0.40)	(0.40)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.91)	(2.12)		(3.26)	(2.60)	(0.40)

Net asset value at end of year	$33.71	$31.35		$32.20	$34.99	$33.97

Total investment return (b)	10.57%	4.23%		1.31%	11.37%	21.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.55	%(c)	1.37%	1.21%	1.30%
Net expenses	0.85%	0.86	%(d)	0.88%	0.88%	0.91%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$291,941	$296,970		$302,328	$303,727	$244,477

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.87%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Year ended October 31,
Class R1	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.30	$32.16		$34.94	$33.93	$28.39

Net investment income (loss) (a)	0.44	0.44		0.43	0.38	0.37
Net realized and unrealized gain (loss) on investments	2.79	0.79		0.02	3.19	5.54

Total from investment operations	3.23	1.23		0.45	3.57	5.91

Less dividends and distributions:
From net investment income	(0.43)	(0.44)		(0.37)	(0.36)	(0.37)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.87)	(2.09)		(3.23)	(2.56)	(0.37)

Net asset value at end of year	$33.66	$31.30		$32.16	$34.94	$33.93

Total investment return (b)	10.47%	4.10%		1.24%	11.24%	20.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.44	%(c)	1.31%	1.12%	1.20%
Net expenses	0.95%	0.96	%(d)	0.98%	0.97%	1.01%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$2,016	$2,130		$1,969	$6,392	$10,881

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.97%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.26	$32.12		$34.91	$33.90	$28.37

Net investment income (loss) (a)	0.39	0.37		0.33	0.29	0.30
Net realized and unrealized gain (loss) on investments	2.81	0.78		0.02	3.20	5.52

Total from investment operations	3.20	1.15		0.35	3.49	5.82

Less dividends and distributions:
From net investment income	(0.35)	(0.36)		(0.28)	(0.28)	(0.29)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.79)	(2.01)		(3.14)	(2.48)	(0.29)

Net asset value at end of year	$33.67	$31.26		$32.12	$34.91	$33.90

Total investment return (b)	10.37%	3.85%		0.96%	10.97%	20.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.21	%(c)	1.02%	0.85%	0.95%
Net expenses	1.21%	1.21	%(d)	1.23%	1.23%	1.26%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$5,234	$38,233		$49,230	$47,872	$53,833

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.22%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Year ended October 31,
Class R3	2017	2016		2015	2014	2013
Net asset value at beginning of year	$31.25	$32.10		$34.89	$33.89	$28.36

Net investment income (loss) (a)	0.27	0.29		0.26	0.20	0.17
Net realized and unrealized gain (loss) on investments	2.78	0.80		0.01	3.20	5.58

Total from investment operations	3.05	1.09		0.27	3.40	5.75

Less dividends and distributions:
From net investment income	(0.27)	(0.29)		(0.20)	(0.20)	(0.22)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(0.71)	(1.94)		(3.06)	(2.40)	(0.22)

Net asset value at end of year	$33.59	$31.25		$32.10	$34.89	$33.89

Total investment return (b)	9.88%	3.63%		0.69%	10.67%	20.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.94	%(c)	0.80%	0.61%	0.54%
Net expenses	1.45%	1.46	%(d)	1.48%	1.47%	1.50%
Portfolio turnover rate	191%	271%		201%	162%	167	%(e)
Net assets at end of year (in 000’s)	$5,490	$3,548		$3,086	$2,674	$2,451

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.47%.
(e)	The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

32	MainStay Balanced Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

33

Notes to Financial Statements (continued)

Equity securities, rights and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued

34	MainStay Balanced Fund

as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

35

Notes to Financial Statements (continued)

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2017, the Fund did not hold any warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$81,764	$81,764

Total Fair Value		$81,764	$81,764

36	MainStay Balanced Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(280,758)	$(280,758)

Total Fair Value		$(280,758)	$(280,758)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(790,334)	$(790,334)

Total Realized Gain (Loss)		$(790,334)	$(790,334)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$119,681	$119,681

Total Change in Unrealized Appreciation (Depreciation)		$119,681	$119,681

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$35,402,448	$35,402,448
Futures Contracts Short (b)	$(6,367,546)	$(6,367,546)

(b)	Positions were open eleven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of the equity portion of the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2017, the effective management fee rate was 0.70%.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $5,538,587.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.   The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of

37

Notes to Financial Statements (continued)

the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,015
Class R2	17,745
Class R3	4,970

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $59,641 and $41,257, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $4,086, $3, $40,284 and $11,754, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$261,338
Investor Class	216,840
Class B	71,798
Class C	270,551
Class I	316,921
Class R1	2,098
Class R2	19,103
Class R3	5,131

(E)   Small Account Fee.   Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$682,541,675	$86,379,008	$(5,492,768)	$80,886,240

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$17,456,499	$24,949,626	$—	$80,886,705	$123,292,830

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$212,137	$(212,137)	$—

The reclassifications for the Fund are primarily due to dividend redesignations.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$8,390,686	$15,879,816
Long-Term Capital Gain	11,537,814	35,031,793
Total	$19,928,500	$50,911,609

38	MainStay Balanced Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of U.S. Government securities were $463,682 and $521,006, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,028,627 and $1,074,924, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,054,976	$34,375,239
Shares issued to shareholders in reinvestment of dividends and distributions	190,487	6,170,809
Shares redeemed	(1,595,451)	(52,070,174)

Net increase (decrease) in shares outstanding before conversion	(349,988)	(11,524,126)
Shares converted into Class A (See Note 1)	1,198,401	39,779,035
Shares converted from Class A (See Note 1)	(180,237)	(5,867,271)

Net increase (decrease)	668,176	$22,387,638

Year ended October 31, 2016:
Shares sold	1,265,382	$38,499,603
Shares issued to shareholders in reinvestment of dividends and distributions	486,414	14,745,297
Shares redeemed	(1,820,322)	(55,235,561)

Net increase (decrease) in shares outstanding before conversion	(68,526)	(1,990,661)
Shares converted into Class A (See Note 1)	217,788	6,712,388
Shares converted from Class A (See Note 1)	(67,489)	(2,091,166)

Net increase (decrease)	81,773	$2,630,561

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	286,491	$9,336,936
Shares issued to shareholders in reinvestment of dividends and distributions	59,072	1,909,113
Shares redeemed	(262,376)	(8,556,841)

Net increase (decrease) in shares outstanding before conversion	83,187	2,689,208
Shares converted into Investor Class (See Note 1)	129,027	4,208,029
Shares converted from Investor Class (See Note 1)	(1,174,924)	(39,014,082)

Net increase (decrease)	(962,710)	$(32,116,845)

Year ended October 31, 2016:
Shares sold	258,288	$7,915,764
Shares issued to shareholders in reinvestment of dividends and distributions	166,530	5,051,369
Shares redeemed	(306,282)	(9,369,648)

Net increase (decrease) in shares outstanding before conversion	118,536	3,597,485
Shares converted into Investor Class (See Note 1)	151,428	4,641,967
Shares converted from Investor Class (See Note 1)	(194,433)	(6,000,999)

Net increase (decrease)	75,531	$2,238,453

39

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	57,981	$1,861,738
Shares issued to shareholders in reinvestment of dividends and distributions	13,817	443,580
Shares redeemed	(122,166)	(3,973,951)

Net increase (decrease) in shares outstanding before conversion	(50,368)	(1,668,633)
Shares converted from Class B (See Note 1)	(115,142)	(3,736,741)

Net increase (decrease)	(165,510)	$(5,405,374)

Year ended October 31, 2016:
Shares sold	153,863	$4,701,185
Shares issued to shareholders in reinvestment of dividends and distributions	52,490	1,583,061
Shares redeemed	(139,253)	(4,241,793)

Net increase (decrease) in shares outstanding before conversion	67,100	2,042,453
Shares converted from Class B (See Note 1)	(127,444)	(3,873,849)

Net increase (decrease)	(60,344)	$(1,831,396)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	454,957	$14,682,165
Shares issued to shareholders in reinvestment of dividends and distributions	48,546	1,557,712
Shares redeemed	(961,079)	(31,205,080)

Net increase (decrease) in shares outstanding before conversion	(457,576)	(14,965,203)
Shares converted into Class C (See Note 1)	17	550
Shares converted from Class C (See Note 1)	(9,170)	(296,901)

Net increase (decrease)	(466,729)	$(15,261,554)

Year ended October 31, 2016:
Shares sold	685,374	$20,810,889
Shares issued to shareholders in reinvestment of dividends and distributions	171,425	5,168,573
Shares redeemed	(969,987)	(29,292,503)

Net increase (decrease) in shares outstanding before conversion	(113,188)	(3,313,041)
Shares converted from Class C (See Note 1)	(2,211)	(68,333)

Net increase (decrease)	(115,399)	$(3,381,374)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,763,996	$57,442,750
Shares issued to shareholders in reinvestment of dividends and distributions	252,751	8,207,309
Shares redeemed	(2,980,899)	(97,430,071)

Net increase (decrease) in shares outstanding before conversion	(964,152)	(31,780,012)
Shares converted into Class I (See Note 1)	151,373	4,935,379

Net increase (decrease)	(812,779)	$(26,844,633)

Year ended October 31, 2016:
Shares sold	1,449,694	$44,003,896
Shares issued to shareholders in reinvestment of dividends and distributions	618,215	18,792,551
Shares redeemed	(2,005,542)	(61,458,045)

Net increase (decrease) in shares outstanding before conversion	62,367	1,338,402
Shares converted into Class I (See Note 1)	21,762	679,992

Net increase (decrease)	84,129	$2,018,394

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,880	$126,745
Shares issued to shareholders in reinvestment of dividends and distributions	1,749	56,688
Shares redeemed	(13,791)	(447,836)

Net increase (decrease)	(8,162)	$(264,403)

Year ended October 31, 2016:
Shares sold	8,196	$251,650
Shares issued to shareholders in reinvestment of dividends and distributions	4,274	129,760
Shares redeemed	(5,667)	(173,989)

Net increase (decrease)	6,803	$207,421

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	130,404	$4,222,118
Shares issued to shareholders in reinvestment of dividends and distributions	22,212	714,027
Shares redeemed	(1,220,146)	(39,564,928)

Net increase (decrease)	(1,067,530)	$(34,628,783)

Year ended October 31, 2016:
Shares sold	247,960	$7,584,514
Shares issued to shareholders in reinvestment of dividends and distributions	98,329	2,978,599
Shares redeemed	(656,132)	(20,155,505)

Net increase (decrease)	(309,843)	$(9,592,392)

40	MainStay Balanced Fund

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	75,531	$2,446,381
Shares issued to shareholders in reinvestment of dividends and distributions	2,826	91,538
Shares redeemed	(28,241)	(931,662)

Net increase (decrease) in shares outstanding before conversion	50,116	1,606,257
Shares converted from Class R3 (See Note 1)	(238)	(7,998)

Net increase (decrease)	49,878	$1,598,259

Year ended October 31, 2016:
Shares sold	27,854	$827,177
Shares issued to shareholders in reinvestment of dividends and distributions	6,383	193,371
Shares redeemed	(16,797)	(513,200)

Net increase (decrease)	17,440	$507,348

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following.

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of a portion of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage a portion of the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Balanced Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Balanced Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

42	MainStay Balanced Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $11,093,962 as long term capital gain distributions.

For the fiscal year ended October 31, 2017, the Fund designated approximately $2,657,244 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 29.96% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

44	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

45

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay Balanced Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717230 MS286-17	MSBL11-12/17 (NYLIM) NL231

MainStay Epoch U.S. Small Cap Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	14.43 21.09%	11.82 13.10%	6.72 7.33%	1.25 1.25%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	14.18 20.82	11.52 12.78	8.55 9.19	1.53 1.53
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	14.92 19.92	11.69 11.95	6.29 6.29	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	18.88 19.88	11.94 11.94	6.28 6.28	2.28 2.28
Class I Shares	No Sales Charge		1/12/1987	21.40	13.39	7.64	1.00
Class R1 Shares	No Sales Charge		7/31/2012	21.34	13.28	13.47	1.10
Class R2 Shares	No Sales Charge		7/31/2012	21.00	12.99	13.18	1.35
Class R3 Shares	No Sales Charge		2/29/2016	20.68	18.80	N/A	1.61

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 2500TM Index[4]	24.68%	14.45%	8.08%
Morningstar Small Blend Category Average[5]	24.89	13.40	7.07

4.	The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range.
Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,043.50	$6.39	$1,019.00	$6.31	1.24%

Investor Class Shares	$1,000.00	$1,042.40	$7.77	$1,017.60	$7.68	1.51%

Class B Shares	$1,000.00	$1,038.20	$11.61	$1,013.80	$11.47	2.26%

Class C Shares	$1,000.00	$1,037.80	$11.61	$1,013.80	$11.47	2.26%

Class I Shares	$1,000.00	$1,045.00	$5.10	$1,020.20	$5.04	0.99%

Class R1 Shares	$1,000.00	$1,044.50	$5.62	$1,019.70	$5.55	1.09%

Class R2 Shares	$1,000.00	$1,043.00	$6.90	$1,018.50	$6.82	1.34%

Class R3 Shares	$1,000.00	$1,042.00	$8.18	$1,017.20	$8.08	1.59%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Banks	13.7%
Hotels, Restaurants & Leisure	6.8
Electronic Equipment, Instruments & Components	5.0
Equity Real Estate Investment Trusts	4.8
Health Care Providers & Services	4.8
Machinery	4.6
Commercial Services & Supplies	4.4
Capital Markets	4.2
Food Products	4.2
Building Products	3.7
Real Estate Management & Development	3.5
Metals & Mining	2.8
IT Services	2.6
Semiconductors & Semiconductor Equipment	2.6
Software	2.6
Health Care Equipment & Supplies	2.5
Insurance	2.4
Aerospace & Defense	2.1
Energy Equipment & Services	2.1

Road & Rail	2.1%
Auto Components	2.0
Communications Equipment	2.0
Construction Materials	1.7
Multi-Utilities	1.6
Textiles, Apparel & Luxury Goods	1.5
Leisure Products	1.4
Chemicals	1.2
Life Sciences Tools & Services	1.2
Household Products	1.1
Diversified Consumer Services	1.0
Media	1.0
Pharmaceuticals	1.0
Independent Power & Renewable Electricity Producers	0.8
Internet Software & Services	0.7
Short-Term Investment	0.3
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Universal Display Corp.

2.	Bank of The Ozarks, Inc.

3.	BankUnited, Inc.

4.	JELD-WEN Holding, Inc.

5.	Woodward, Inc.
6.	Hexcel Corp.

7.	Signature Bank

8.	LCI Industries

9.	Texas Capital Bancshares, Inc.

10.	Bank of Hawaii Corp.

8	MainStay Epoch U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Michael J. Caputo of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Small Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch U.S. Small Cap Fund returned 21.09% for Class A shares, 20.82% for Investor Class shares, 19.92% for Class B shares and 19.88% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 21.40%, Class R1 shares returned 21.34%, Class R2 shares returned 21.00% and Class R3 shares returned 20.68%. For the 12 months ended October 31, 2017, all share classes underperformed the 24.68% return of the Russell 2500™ Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 24.89% return of the Morningstar Small Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

While security selection was positive in the consumer discretionary, energy, real estate and telecommunication services sectors, security selection in other sectors more than offset that advantage. Certain holdings in several sectors—among them consumer staples, health care, industrials and materials— detracted from relative returns. Nine of eleven sectors posted positive results during the reporting period. Against this backdrop, the Fund’s overweight position relative to the Russell 2500™ Index in consumer staples, which was down during the reporting period and its underweight position in health care, which was up during the reporting period, detracted from relative performance, as did the Fund’s average allocation to cash. This factor was partially offset by an underweight position in real estate, which was up slightly for the period.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest contributors to the Fund’s relative performance came from the consumer discretionary, energy, real estate and telecommunication services sectors. (Contributions take weightings and total returns into account.) Sectors that detracted from the Fund’s relative performance included consumer staples, health care, industrials and materials.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

A top contributor to the Fund’s absolute performance was Universal Display Corporation. Universal Display owns the royalty rights for organic light emitting diode technology that is still in the early stages of adoption in the handset, tablet, monitor and TV industries. We believe that the company could benefit from years of above-average growth as the technology becomes more widespread.

In the consumer discretionary sector, shares of NVR continued to move higher after the company reported growing revenue and profits. One of the nation’s largest homebuilding companies, NVR is benefiting from the ongoing rebound in home construction in the United States. The company operates in 29 major metropolitan areas in 14 states and Washington, D.C.

A large detractor from the Fund’s results was food products company TreeHouse Foods, whose shares moved lower after the company reported a decline in adjusted earnings for the second quarter of 2017. The company noted that adverse market conditions, pricing lag from commodity cost increases, and operating inefficiencies related to lower-than-anticipated volumes continued to present challenges in the second quarter. TreeHouse Foods had acquired ConAgra’s private brands operations in February 2016. While integration of these brands has taken slightly longer than expected, we still believe that the acquisition could result in meaningful free cash flow growth over time.

In the information technology sector, shares of communications equipment maker Harmonic declined after the company reported revenue and earnings that missed expectations. While the total value of bookings grew sequentially, revenue for the company’s video segment declined because of a shift in the business from a perpetual license (upfront payment) to a “software as a service” recurring-revenue model. Harmonic is in the process of realigning expenses to better match the new business model. Harmonic was also affected by a shift in the timing of reimbursement of engineering expenses by one of its large customers (Comcast) from the second to the third quarter. We viewed these headwinds as temporary, and we believe that Harmonic’s results could rebound in upcoming quarters.

Did the Fund make any significant purchases or sales during the reporting period?

Several new positions were added to the Fund’s holdings, among them were banking company Bank of the Ozarks, international jeweler Cartier, gaming company Eldorado Resorts and health care services provider HealthSouth.

Among the Fund’s notable sales during the reporting period were medical transport company Air Methods, building products company Armstrong World Industries, banking company CVB

1.	See footnote on page 6 for more information on the Russell 2500™ Index.
2.	See footnote on page 6 for more information on the Morningstar Small Blend Category Average.

9

Financial, restaurant company Darden Restaurants and specialty retailer Hibbett Sports.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s allocation to the financials and real estate sectors was increased during the reporting period. Over the same period, the Fund’s allocation to the utilities sector declined. No other notable changes were made to the Fund’s sector weightings.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the most substantially overweight sector in the Fund was financials. As of the same date, the Fund’s most substantially underweight position was in the health care sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Small Cap Fund

Portfolio of Investments October 31, 2017

	Shares	Value

Common Stocks 99.7%†
Aerospace & Defense 2.1%
♦Hexcel Corp.	206,793	$12,550,267

Auto Components 2.0%
♦LCI Industries	94,992	11,760,010

Banks 13.7%
♦Bank of Hawaii Corp.	131,621	10,741,590
♦Bank of The Ozarks, Inc.	339,706	15,837,094
♦BankUnited, Inc.	383,482	13,364,348
Eagle Bancorp, Inc. (a)	47,392	3,158,677
LegacyTexas Financial Group, Inc.	71,812	2,864,580
♦Signature Bank (a)	94,275	12,256,693
♦Texas Capital Bancshares, Inc. (a)	133,485	11,486,384
Western Alliance Bancorp (a)	191,845	10,704,951

		80,414,317

Building Products 3.7%
Armstrong Flooring, Inc. (a)	292,217	4,324,812
Insteel Industries, Inc.	157,077	4,013,317
♦JELD-WEN Holding, Inc. (a)	358,234	13,211,670

		21,549,799

Capital Markets 4.2%
Artisan Partners Asset Management, Inc., Class A	100,165	3,445,676
Diamond Hill Investment Group, Inc.	40,149	8,508,778
Morningstar, Inc.	87,540	7,459,283
Pzena Investment Management, Inc., Class A	438,516	5,174,489

		24,588,226

Chemicals 1.2%
Valvoline, Inc.	291,803	7,009,108

Commercial Services & Supplies 4.4%
Casella Waste Systems, Inc., Class A (a)	347,967	6,423,471
KAR Auction Services, Inc.	136,123	6,442,701
Knoll, Inc.	296,191	6,285,173
U.S. Ecology, Inc.	138,451	6,583,345

		25,734,690

Communications Equipment 2.0%
Harmonic, Inc. (a)	1,244,403	4,604,291
NetScout Systems, Inc. (a)	260,347	7,393,855

		11,998,146

Construction Materials 1.7%
Summit Materials, Inc., Class A (a)	310,015	9,734,471

Diversified Consumer Services 1.0%
Service Corporation International	170,675	6,052,136

	Shares	Value

Electronic Equipment, Instruments & Components 5.0%
Coherent, Inc. (a)	23,502	$6,174,210
♦Universal Display Corp.	112,828	16,529,302
VeriFone Systems, Inc. (a)	335,884	6,408,667

		29,112,179

Energy Equipment & Services 2.1%
Core Laboratories N.V.	27,547	2,751,945
Newpark Resources, Inc. (a)	570,153	4,988,839
Oil States International, Inc. (a)	194,328	4,479,260

		12,220,044

Equity Real Estate Investment Trusts 4.8%
CubeSmart	341,678	9,300,475
GEO Group, Inc.	280,715	7,284,554
Kite Realty Group Trust	265,519	4,962,550
Physicians Realty Trust	372,307	6,470,696

		28,018,275

Food Products 4.2%
B&G Foods, Inc.	276,001	8,776,832
Fresh Del Monte Produce, Inc.	130,380	5,803,214
TreeHouse Foods, Inc. (a)	153,766	10,206,987

		24,787,033

Health Care Equipment & Supplies 2.5%
LeMaitre Vascular, Inc.	94,453	3,023,441
LivaNova PLC (a)	80,805	5,971,489
Natus Medical, Inc. (a)	130,794	5,545,666

		14,540,596

Health Care Providers & Services 4.8%
Centene Corp. (a)	68,524	6,418,643
HealthSouth Corp.	207,574	9,577,464
Molina Healthcare, Inc. (a)	87,955	5,965,988
Patterson Cos., Inc.	106,673	3,946,901
Universal Health Services, Inc., Class B	25,043	2,571,916

		28,480,912

Hotels, Restaurants & Leisure 6.8%
Cedar Fair, L.P.	147,971	9,262,985
Cheesecake Factory, Inc.	151,124	6,761,288
Eldorado Resorts, Inc. (a)	302,150	7,765,255
Extended Stay America, Inc.	217,362	4,308,115
Playa Hotels & Resorts N.V. (a)	414,534	4,282,136
Red Rock Resorts, Inc., Class A	305,669	7,528,627

		39,908,406

Household Products 1.1%
Central Garden & Pet Co., Class A (a)	176,737	6,523,363

Independent Power & Renewable Electricity Producers 0.8%
Algonquin Power & Utilities Corp.	415,394	4,440,562

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value

Common Stocks (continued)
Insurance 2.4%
Markel Corp. (a)	8,861	$9,607,982
ProAssurance Corp.	78,021	4,373,077

		13,981,059

Internet Software & Services 0.7%
Criteo S.A., Sponsored ADR (a)	99,785	4,168,019

IT Services 2.6%
CSRA, Inc.	279,592	8,944,148
Sabre Corp.	318,707	6,233,909

		15,178,057

Leisure Products 1.4%
Brunswick Corp.	167,632	8,490,561

Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A (a)	32,555	7,155,263

Machinery 4.6%
John Bean Technologies Corp.	84,436	9,026,208
Mueller Industries, Inc.	143,418	4,983,776
♦Woodward, Inc.	167,839	12,978,990

		26,988,974

Media 1.0%
Live Nation Entertainment, Inc. (a)	137,247	6,008,674

Metals & Mining 2.8%
Compass Minerals International, Inc.	142,696	9,360,858
Reliance Steel & Aluminum Co.	91,059	6,996,973

		16,357,831

Multi-Utilities 1.6%
Black Hills Corp.	144,453	9,427,003

Pharmaceuticals 1.0%
Pacira Pharmaceuticals, Inc. (a)	187,183	5,999,215

Real Estate Management & Development 3.5%
Howard Hughes Corp. (a)	77,575	9,900,897
Jones Lang LaSalle, Inc.	81,125	10,504,876

		20,405,773

Road & Rail 2.1%
AMERCO	9,439	3,706,129
Genesee & Wyoming, Inc., Class A (a)	116,721	8,378,233

		12,084,362

Semiconductors & Semiconductor Equipment 2.6%
Cypress Semiconductor Corp.	542,423	8,602,829
Inphi Corp. (a)	169,287	6,937,381

		15,540,210

	Shares	Value

Software 2.6%
PTC, Inc. (a)	155,487	$10,332,111
TiVo Corp.	272,556	4,946,892

		15,279,003

Textiles, Apparel & Luxury Goods 1.5%
Carter’s, Inc.	91,886	8,888,133

Total Common Stocks (Cost $483,109,159)		585,374,677

	Principal Amount

Short-Term Investment 0.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $1,523,084 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $1,595,000 and a Market Value of $1,557,492)	$1,523,069	1,523,069

Total Short-Term Investment (Cost $1,523,069)		1,523,069

Total Investments (Cost $484,632,228)	100.0%	586,897,746
Other Assets, Less Liabilities	0.0 ‡	212,610
Net Assets	100.0%	$587,110,356

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$585,374,677	$—	$—	$585,374,677
Short-Term Investment
Repurchase Agreement	—	1,523,069	—	1,523,069

Total Investments in Securities	$585,374,677	$1,523,069	$—	$586,897,746

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $484,632,228)	$586,897,746
Receivables:
Investment securities sold	2,364,829
Fund shares sold	122,847
Dividends and interest	52,933
Other assets	36,196

Total assets	589,474,551

Liabilities
Payables:
Investment securities purchased	1,251,056
Fund shares redeemed	478,145
Manager (See Note 3)	425,167
NYLIFE Distributors (See Note 3)	75,522
Transfer agent (See Note 3)	67,318
Shareholder communication	45,413
Professional fees	10,201
Trustees	1,453
Custodian	1,367
Accrued expenses	8,553

Total liabilities	2,364,195

Net assets	$587,110,356

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,287
Additional paid-in capital	437,726,651

437,744,938
Accumulated net realized gain (loss) on investments	47,099,900
Net unrealized appreciation (depreciation) on investments	102,265,518

Net assets	$587,110,356

Class A
Net assets applicable to outstanding shares	$163,349,537

Shares of beneficial interest outstanding	5,118,855

Net asset value per share outstanding	$31.91
Maximum sales charge (5.50% of offering price)	1.86

Maximum offering price per share outstanding	$33.77

Investor Class
Net assets applicable to outstanding shares	$57,487,972

Shares of beneficial interest outstanding	1,826,186

Net asset value per share outstanding	$31.48
Maximum sales charge (5.50% of offering price)	1.83

Maximum offering price per share outstanding	$33.31

Class B
Net assets applicable to outstanding shares	$15,188,083

Shares of beneficial interest outstanding	532,236

Net asset value and offering price per share outstanding	$28.54

Class C
Net assets applicable to outstanding shares	$17,769,741

Shares of beneficial interest outstanding	622,970

Net asset value and offering price per share outstanding	$28.52

Class I
Net assets applicable to outstanding shares	$332,900,166

Shares of beneficial interest outstanding	10,174,123

Net asset value and offering price per share outstanding	$32.72

Class R1
Net assets applicable to outstanding shares	$96,998

Shares of beneficial interest outstanding	2,971

Net asset value and offering price per share outstanding	$32.65

Class R2
Net assets applicable to outstanding shares	$136,558

Shares of beneficial interest outstanding	4,293

Net asset value and offering price per share outstanding	$31.81

Class R3
Net assets applicable to outstanding shares	$181,301

Shares of beneficial interest outstanding	5,706

Net asset value and offering price per share outstanding (a)	$31.78

(a)	The difference between the recalculated and stated NAV was caused by rounding.

14	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$7,937,675
Interest	8,815
Other income	626

Total income	7,947,116

Expenses
Manager (See Note 3)	5,011,911
Distribution/Service—Class A (See Note 3)	327,688
Distribution/Service—Investor Class (See Note 3)	210,389
Distribution/Service—Class B (See Note 3)	173,737
Distribution/Service—Class C (See Note 3)	191,789
Distribution/Service—Class R2 (See Note 3)	309
Distribution/Service—Class R3 (See Note 3)	670
Transfer agent (See Note 3)	819,151
Registration	114,661
Shareholder communication	81,579
Professional fees	75,854
Trustees	14,466
Custodian	10,429
Shareholder service (See Note 3)	683
Miscellaneous	30,743

Total expenses	7,064,059

Net investment income (loss)	883,057

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	64,288,261
Net change in unrealized appreciation (depreciation) on investments	47,494,737

Net realized and unrealized gain (loss) on investments	111,782,998

Net increase (decrease) in net assets resulting from operations	$112,666,055

(a)	Dividends recorded net of foreign withholding taxes in the amount of $13,067.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$883,057	$4,905,727
Net realized gain (loss) on investments	64,288,261	31,407,014
Net change in unrealized appreciation (depreciation) on investments	47,494,737	(33,206,312)

Net increase (decrease) in net assets resulting from operations	112,666,055	3,106,429

Dividends to shareholders:
From net investment income:
Class A	(471,084)	(130,206)
Investor Class	(119,068)	—
Class I	(1,969,920)	(1,146,106)
Class R1	(497)	(216)
Class R2	(390)	(14)
Class R3	(279)	—

Total dividends to shareholders	(2,561,238)	(1,276,542)

Capital share transactions:
Net proceeds from sale of shares	50,201,800	62,319,104
Net asset value of shares issued to shareholders in reinvestment of dividends	2,494,422	1,255,725
Cost of shares redeemed	(130,531,248)	(82,885,559)

Increase (decrease) in net assets derived from capital share transactions	(77,835,026)	(19,310,730)

Net increase (decrease) in net assets	32,269,791	(17,480,843)

Net Assets
Beginning of year	554,840,565	572,321,408

End of year	$587,110,356	$554,840,565

Undistributed net investment income at end of year	$—	$2,495,464

16	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$26.45	$26.35	$25.74	$23.67	$17.38

Net investment income (loss) (a)	0.03	0.22	0.05	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	5.54	(0.09)	0.56	2.02	6.36

Total from investment operations	5.57	0.13	0.61	2.07	6.34

Less dividends:
From net investment income	(0.11)	(0.03)	—	—	(0.05)

Net asset value at end of year	$31.91	$26.45	$26.35	$25.74	$23.67

Total investment return (b)	21.09%	0.49%	2.37%	8.75%	36.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%	0.85%	0.21%	0.21%	(0.10%)
Net expenses	1.24%	1.25%	1.25%	1.24%	1.30%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$163,350	$114,041	$124,244	$128,443	$129,496

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$26.09	$26.05		$25.51	$23.52	$17.29

Net investment income (loss) (a)	(0.05)	0.14		(0.01)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	5.48	(0.10)		0.55	2.01	6.33

Total from investment operations	5.43	0.04		0.54	1.99	6.25

Less dividends:
From net investment income	(0.04)	—		—	—	(0.02)

Net asset value at end of year	$31.48	$26.09		$26.05	$25.51	$23.52

Total investment return (b)	20.82%	0.15%		2.12%	8.46%	36.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	0.57	%(c)	(0.05%)	(0.07%)	(0.38%)
Net expenses	1.50%	1.52	%(d)	1.51%	1.52%	1.60%
Portfolio turnover rate	60%	65%		39%	36%	38%
Net assets at end of year (in 000’s)	$57,488	$79,614		$84,482	$87,739	$85,662

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.53%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2017	2016		2015	2014	2013
Net asset value at beginning of year	$23.80	$23.94		$23.62	$21.94	$16.25

Net investment income (loss) (a)	(0.23)	(0.03)		(0.19)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	4.97	(0.11)		0.51	1.86	5.92

Total from investment operations	4.74	(0.14)		0.32	1.68	5.71

Less dividends:
From net investment income	—	—		—	—	(0.02)

Net asset value at end of year	$28.54	$23.80		$23.94	$23.62	$21.94

Total investment return (b)	19.92%	(0.58%)		1.35%	7.66%	35.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86%)	(0.15	%)(c)	(0.79%)	(0.80%)	(1.11%)
Net expenses	2.25%	2.27	% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%		39%	36%	38%
Net assets at end of year (in 000’s)	$15,188	$17,670		$21,976	$26,054	$30,879

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Year ended October 31,
Class C	2017	2016		2015	2014	2013
Net asset value at beginning of year	$23.79	$23.93		$23.61	$21.93	$16.24

Net investment income (loss) (a)	(0.24)	(0.04)		(0.19)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	4.97	(0.10)		0.51	1.87	5.93

Total from investment operations	4.73	(0.14)		0.32	1.68	5.71

Less dividends:
From net investment income	—	—		—	—	(0.02)

Net asset value at end of year	$28.52	$23.79		$23.93	$23.61	$21.93

Total investment return (b)	19.88%	(0.59%)		1.36%	7.66%	35.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.88%)	(0.16	%)(c)	(0.80%)	(0.82%)	(1.13%)
Net expenses	2.25%	2.27	% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%		39%	36%	38%
Net assets at end of year (in 000’s)	$17,770	$17,921		$21,433	$21,326	$21,323

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

18	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$27.11	$27.02	$26.39	$24.20	$17.76

Net investment income (loss) (a)	0.11	0.29	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.57	2.07	6.51

Total from investment operations	5.79	0.19	0.69	2.19	6.54

Less dividends:
From net investment income	(0.18)	(0.10)	(0.06)	—	(0.10)

Net asset value at end of year	$32.72	$27.11	$27.02	$26.39	$24.20

Total investment return (b)	21.40%	0.71%	2.63%	9.05%	36.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	1.10%	0.44%	0.47%	0.15%
Net expenses	0.99%	1.00%	1.00%	0.99%	1.04%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$332,900	$325,316	$320,016	$263,613	$314,781

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$27.05	$26.96	$26.34	$24.18	$17.76

Net investment income (loss) (a)	0.08	0.26	0.10	0.09	0.01
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.56	2.07	6.50

Total from investment operations	5.76	0.16	0.66	2.16	6.51

Less dividends:
From net investment income	(0.16)	(0.07)	(0.04)	—	(0.09)

Net asset value at end of year	$32.65	$27.05	$26.96	$26.34	$24.18

Total investment return (b)	21.34%	0.61%	2.50%	8.93%	36.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.97%	0.35%	0.34%	0.04%
Net expenses	1.09%	1.10%	1.10%	1.09%	1.14%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$97	$85	$81	$71	$55

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2017	2016		2015	2014	2013
Net asset value at beginning of year	$26.37	$26.28		$25.70	$23.65	$17.37

Net investment income (loss) (a)	(0.01)	0.19		0.01	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	5.54	(0.10)		0.57	2.02	6.37

Total from investment operations	5.53	0.09		0.58	2.05	6.33

Less dividends:
From net investment income	(0.09)	(0.00	)‡	—	—	(0.05)

Net asset value at end of year	$31.81	$26.37		$26.28	$25.70	$23.65

Total investment return (b)	21.00%	0.34	%(c)	2.26%	8.67%	36.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.73%		0.03%	0.12%	(0.18%)
Net expenses	1.34%	1.35%		1.35%	1.34%	1.40%
Portfolio turnover rate	60%	65%		39%	36%	38%
Net assets at end of year (in 000’s)	$137	$112		$90	$39	$36

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016**
Net asset value at beginning of period	$26.39	$23.88

Net investment income (loss) (a)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	5.55	2.52

Total from investment operations	5.45	2.51

Less dividends:
From net investment income	(0.06)	—

Net asset value at end of period	$31.78	$26.39

Total investment return (b)	20.68%	10.51	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.07	%)††(d)
Net expenses	1.59%	1.60	% ††(e)
Portfolio turnover rate	60%	65%
Net assets at end of period (in 000’s)	$181	$81

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.61%.

20	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for Sale. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at

NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAVand to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 of the 1940 Act, specified share classes of the Fund may be converted to one or more other shares of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not

22	MainStay Epoch U.S. Small Cap Fund

traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be

23

Notes to Financial Statements (continued)

limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the year ended October 31, 2017, the effective management fee rate was 0.85%.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $5,011,911.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1,

24	MainStay Epoch U.S. Small Cap Fund

Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$426
Class R2	123
Class R3	134

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $19,918 and $27,879, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $3,233, $8, $38,559 and $493, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$113,034
Investor Class	287,871
Class B	59,779
Class C	66,084
Class I	291,789
Class R1	371
Class R2	107
Class R3	116

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$75,598,444	22.7%
Class R1	48,570	50.1
Class R2	47,925	35.1
Class R3	33,342	18.4

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$485,543,782	$119,267,055	$(17,913,091)	$101,353,964

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,858,784	$40,152,670	$—	$101,353,964	$149,365,418

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnership adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(817,283)	$(3,215,328)	$4,032,611

The reclassifications for the Fund are primarily due to equalization.

The Fund utilized $10,879,224 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$2,561,238	$1,276,542

25

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $347,095 and $407,291, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	528,693	$15,955,371
Shares issued to shareholders in reinvestment of dividends and distributions	15,655	456,669
Shares redeemed	(977,543)	(29,567,781)

Net increase (decrease) in shares outstanding before conversion	(433,195)	(13,155,741)
Shares converted into Class A (See Note 1)	1,272,910	39,365,816
Shares converted from Class A (See Note 1)	(33,069)	(1,001,093)

Net increase (decrease)	806,646	$25,208,982

Year ended October 31, 2016:
Shares sold	279,745	$7,157,639
Shares issued to shareholders in reinvestment of dividends and distributions	5,028	126,211
Shares redeemed	(786,273)	(20,220,728)

Net increase (decrease) in shares outstanding before conversion	(501,500)	(12,936,878)
Shares converted into Class A (See Note 1)	133,507	3,498,540
Shares converted from Class A (See Note 1)	(34,178)	(884,086)

Net increase (decrease)	(402,171)	$(10,322,424)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	220,969	$6,572,711
Shares issued to shareholders in reinvestment of dividends and distributions	4,117	118,742
Shares redeemed	(300,097)	(8,916,634)

Net increase (decrease) in shares outstanding before conversion	(75,011)	(2,225,181)
Shares converted into Investor Class (See Note 1)	120,588	3,600,731
Shares converted from Investor Class (See Note 1)	(1,270,407)	(38,787,205)

Net increase (decrease)	(1,224,830)	$(37,411,655)

Year ended October 31, 2016:
Shares sold	149,134	$3,768,919
Shares redeemed	(354,177)	(8,988,906)

Net increase (decrease) in shares outstanding before conversion	(205,043)	(5,219,987)
Shares converted into Investor Class (See Note 1)	132,959	3,414,744
Shares converted from Investor Class (See Note 1)	(120,346)	(3,119,941)

Net increase (decrease)	(192,430)	$(4,925,184)

26	MainStay Epoch U.S. Small Cap Fund

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	46,361	$1,240,499
Shares redeemed	(128,570)	(3,506,418)

Net increase (decrease) in shares outstanding before conversion	(82,209)	(2,265,919)
Shares converted from Class B (See Note 1)	(127,983)	(3,480,144)

Net increase (decrease)	(210,192)	$(5,746,063)

Year ended October 31, 2016:
Shares sold	91,777	$2,112,928
Shares redeemed	(143,865)	(3,320,576)

Net increase (decrease) in shares outstanding before conversion	(52,088)	(1,207,648)
Shares converted from Class B (See Note 1)	(123,589)	(2,909,257)

Net increase (decrease)	(175,677)	$(4,116,905)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	98,421	$2,647,871
Shares redeemed	(228,669)	(6,209,427)

Net increase (decrease)	(130,248)	$(3,561,556)

Year ended October 31, 2016:
Shares sold	63,213	$1,473,661
Shares redeemed	(205,662)	(4,828,497)

Net increase (decrease)	(142,449)	$(3,354,836)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	751,042	$23,073,366
Shares issued to shareholders in reinvestment of dividends and distributions	64,271	1,917,845
Shares redeemed	(2,652,272)	(81,668,460)

Net increase (decrease) in shares outstanding before conversion	(1,836,959)	(56,677,249)
Shares converted into Class I (See Note 1)	9,748	301,895

Net increase (decrease)	(1,827,211)	$(56,375,354)

Year ended October 31, 2016:
Shares sold	1,845,403	$47,694,110
Shares issued to shareholders in reinvestment of dividends and distributions	43,992	1,129,284
Shares redeemed	(1,733,724)	(45,521,411)

Net increase (decrease)	155,671	$3,301,983

Class R1	Shares	Amount
Year ended October 31, 2017:
Shares sold	19,719	$596,727
Shares issued to shareholders in reinvestment of dividends and distributions	17	497
Shares redeemed	(19,915)	(626,712)

Net increase (decrease)	(179)	$(29,488)

Year ended October 31, 2016:
Shares sold	167	$4,377
Shares issued to shareholders in reinvestment of dividends and distributions	9	216
Shares redeemed	(31)	(798)

Net increase (decrease)	145	$3,795

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	610	$18,299
Shares issued to shareholders in reinvestment of dividends and distributions	13	390
Shares redeemed	(594)	(17,564)

Net increase (decrease)	29	$1,125

Year ended October 31, 2016:
Shares sold	1,021	$26,998
Shares issued to shareholders in reinvestment of dividends and distributions	1	14
Shares redeemed	(187)	(4,643)

Net increase (decrease)	835	$22,369

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,243	$96,956
Shares issued to shareholders in reinvestment of dividends and distributions	10	279
Shares redeemed	(616)	(18,252)

Net increase (decrease)	2,637	$78,983

Period ended October 31, 2016 (a):
Shares sold	3,069	$80,472

Net increase (decrease)	3,069	$80,472

(a) Inception date was February 29, 2016.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch U.S. Small Cap Fund (formerly, MainStay U.S. Small Cap Fund) (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch U.S. Small Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

28	MainStay Epoch U.S. Small Cap Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $4,196,174 as long term capital gain distributions.

For the fiscal year ended October 31, 2017, the Fund designated approximately $1,319,695 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 64.80% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

29

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch U.S. Small Cap Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Epoch U.S. Small Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716820 MS286-17	MSEUSC11-12/17 (NYLIM) NL227

MainStay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–3.32 1.23%	2.70 3.65%	3.43 4.30%	0.86 0.86%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–3.45 1.10	2.61 3.56	3.33 4.20	0.90 0.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	–0.13 0.85	3.30 3.30	3.94 3.94	1.15 1.15
Class I Shares	No Sales Charge		5/14/2012	1.39	3.92	4.57	0.61

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays New York Municipal Bond Index[3]	2.17%	2.99%	3.19%
Morningstar Muni New York Long Category Average[4]	1.07	2.50	2.85

3.	The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,024.30	$3.83	$1,021.40	$3.82	0.75%

Investor Class Shares	$1,000.00	$1,023.20	$4.03	$1,021.20	$4.02	0.79%

Class C Shares	$1,000.00	$1,022.90	$5.25	$1,020.00	$5.24	1.03%

Class I Shares	$1,000.00	$1,025.60	$2.55	$1,022.70	$2.55	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

General	17.7%
Development	11.6
Transportation	11.1
General Obligation	10.9
Higher Education	10.5
Medical	6.3
Tobacco Settlement	5.6
Water	5.1
Airport	4.0
Multi Family Housing	3.8
Education	3.4

Pollution	2.7%
Utilities	1.9
Facilities	1.4
Nursing Homes	1.2
Housing	1.0
Closed-End Funds	0.5
School District	0.3
Power	0.0 ‡
Other Assets, Less Liabilities	1.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2017 (Unaudited)

1.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/51

2.	Triborough Bridge & Tunnel Authority, Revenue Bonds, 0.88%–5.00%, due 1/1/32–11/15/45

3.	Metropolitan Transportation Authority, Revenue Bonds, 0.94%–5.00%, due 11/15/34–11/15/42

4.	Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, 5.25%–6.625%, due 6/1/28–6/1/48

5.	County of Nassau NY, General Obligation, 4.00%–5.00%, due 4/1/27–4/1/39
6.	Nassau County, Industrial Development Agency, Revenue Bonds, 0.88%, due 1/1/34

7.	Territory of Guam, Revenue Bonds, 5.00%–6.50%, due 11/15/35–1/1/42

8.	Port Authority of New York & New Jersey, Revenue Bonds, 5.00%, due 5/1/32–11/15/46

9.	New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds, 4.05%–4.15%, due 11/1/41–11/1/46

10.	New York City Municipal Water & Sewer System, Second General Resolution, Revenue Bonds, 0.92%, due 6/15/49

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 1.23% for Class A shares, 1.10% for Investor Class shares and 0.85% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 1.39%. For the 12 months ended October 31, 2017, all share classes underperformed the 2.17% return of the Bloomberg Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 1.07% return of the Morningstar Muni New York Long Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Unlike the Bloomberg Barclays New York Municipal Bond Index, the Fund had exposure to U.S. territory debt, which detracted from the Fund’s relative performance. Specifically, bonds issued in the U.S. Virgin Islands and Puerto Rico came under pressure after two devastating hurricanes hit the islands and questions arose about the issuers’ willingness to pay debt service amid reconstruction efforts. As a result, the Fund’s overweight exposure to local general obligation and special tax bonds detracted from relative performance during the reporting period. The Fund’s overweight exposure to hospital, education and tobacco-backed bonds contributed positively to the Fund’s relative performance during the reporting period, as did the Fund’s underweight positions in state general obligation bonds and transportation-backed bonds. (Contributions take weightings and total returns into account.)

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade New York municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in below-investment-grade municipal bonds. Since the Fund’s investable universe is broader than the Bloomberg Barclays New York Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst4 was 5.1 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The bond sell-off and a subsequent steepening of the yield curve5 at the beginning of the reporting period prompted us to tax-loss swap out of bonds with poor structure or low yields that the Fund had purchased during the post-Brexit lows during the summer of 2016. The Fund had cash reserves that allowed us to buy additional bonds at yields that we found attractive. These new purchases helped the Fund offset losses in its U.S. territory holdings, as demand increased for New York municipal issues with incremental yield and slightly longer maturities.

Which sectors were the strongest contributors to the Fund’s performance, and which sectors were particularly weak?

The Fund was positioned with a longer-maturity, lower-credit-rating profile than the Bloomberg Barclays New York Municipal Bond Index during the reporting period. (The Index contains only investment-grade bonds, whereas the Fund may opportunistically invest up to 20% of its net assets in below-investment-grade municipal bonds.) This positioning led the Fund to underperform its benchmark during the first three months of the

1.	See footnote on page 6 for more information on the Bloomberg Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Muni New York Long Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

reporting period, as credit spreads6 for bonds rated A,7 BBB and non–investment grade widened more than spreads for bonds rated AA and AAA during the bond sell off. This trend was broad-based across most municipal sectors. During the second half of the reporting period, securities rated A, BBB or non–investment grade outperformed as spreads on lower-rated investment-grade bonds tightened and the yield curve began to flatten. Specifically, the Fund’s exposure to bonds from Puerto Rico and the U.S. Virgin Islands detracted from performance, as did the Fund’s exposure to special tax–backed credits and its longer curve positioning in education credits. The Fund’s overweight exposure relative to the benchmark in tobacco-backed bonds contributed positively to the Fund’s performance, as did underweight positions in local general obligation and lease-backed bonds.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual purchase or sale would be considered significant.

How did the Fund’s sector weightings change during the reporting period?

The sectors prevalent in the Fund’s holdings, such as special tax, education, transportation, health care and tobacco reflected our desire to construct a reasonably well-diversified Fund that included exposure to infrequent municipal issuers. We believe that individual security selection—as opposed to a top-down approach to constructing portfolios—offers the potential for enhanced performance over time for the types of credits the Fund has emphasized. During the reporting period, the Fund modestly increased its exposure to higher-education, industrial development revenue/pollution control revenue (IDR/PCR), water/sewer and toll-road bonds. Over the same period, the Fund decreased its exposure to pre-refunded, special tax and airport bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held an overweight position relative to the Bloomberg Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held overweight positions relative to the Index in credits rated A and BBB and underweight positions in credits rated AAA and AA. As of October 31, 2017, the Fund held approximately 14% of its net assets in below-investment-grade municipal credits.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

7.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Municipal Bonds 98.5%†
Airport 4.0%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 6.00%, due 10/1/23	$500,000	$515,275
Series C, Insured: AGM 6.00%, due 10/1/34	1,000,000	1,163,790
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	2,300,000	2,456,722
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A 5.00%, due 7/1/46 (a)	2,000,000	2,190,540
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/24	490,000	573,241
Series A 5.00%, due 4/1/27	610,000	695,577
Series A 5.00%, due 4/1/29	325,000	365,079
Ogdensburg Bridge & Port Authority, Revenue Bonds 5.75%, due 7/1/47 (a)(b)	2,300,000	2,215,912

		10,176,136

Development 11.6%
Brooklyn Arena Local Development Corp., Brooklyn Events Center LLC, Revenue Bonds Series A 5.00%, due 7/15/42	2,000,000	2,237,540
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	956,052
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,073,940
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,098,990
5.00%, due 8/1/42	1,000,000	1,088,760

	Principal Amount	Value
Development (continued)
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	$1,000,000	$1,147,260
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	500,000	564,160
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	496,556
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,618,080
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,564,268
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,143,954
Class 2 6.375%, due 7/15/49	545,000	586,191
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds
5.25%, due 10/1/35	500,000	640,505
5.50%, due 10/1/37	700,000	928,340
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,153,786
Class 3 5.00%, due 3/15/44	1,500,000	1,623,225
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,672,065
5.75%, due 11/15/51	1,500,000	1,730,910
Class 3 7.25%, due 11/15/44 (b)	500,000	603,220
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	950,000	1,046,596
6.00%, due 12/1/42	730,000	809,979
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds Series A 5.00%, due 1/1/34 (a)	2,750,000	3,119,958

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Development (continued)
Tompkins County Development Corp., Tompkins Cortland Community College, Revenue Bonds 5.00%, due 7/1/38	$1,700,000	$1,725,840
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	1,000,000	1,127,090

		29,757,265

Education 3.4%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds Series A 5.00%, due 4/1/27	1,375,000	1,341,684
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
5.00%, due 8/1/37	1,325,000	1,391,661
5.00%, due 8/1/47	1,040,000	1,079,759
5.00%, due 8/1/52	1,035,000	1,062,241
Build NYC Resource Corp., Revenue Bonds 5.00%, due 7/1/45	1,120,000	1,280,552
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	195,704
Rensselaer NY, City School District, Certificates of Participation
Insured: AGM 4.00%, due 6/1/34	650,000	676,832
Insured: AGM 4.00%, due 6/1/35	850,000	883,167
Riverhead Industrial Development Agency, Revenue Bonds
7.00%, due 8/1/43	575,000	575,103
7.00%, due 8/1/48	165,000	162,923

		8,649,626

Facilities 1.4%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,177,780
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	200,000	212,304

	Principal Amount	Value
Facilities (continued)
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	$1,000,000	$1,110,870

		3,500,954

General 17.7%
Build NYC Resource Corp., Bronx Charter School for Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	1,160,000	1,202,734
Erie County Fiscal Stability Authority, Revenue Bonds 3.00%, due 9/1/34	1,250,000	1,246,687
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 5.25%, due 2/15/47	1,400,000	1,551,984
5.75%, due 2/15/47	2,025,000	2,314,654
♦Nassau County, Industrial Development Agency, Revenue Bonds 0.88%, due 1/1/34 (c)	4,900,000	4,900,000
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,337,214
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	466,256
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,814,087
Insured: AMBAC 5.00%, due 1/1/39	560,000	570,522
Insured: AGC 6.375%, due 1/1/39	500,000	528,845
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,106,590
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: AGC (zero coupon), due 3/1/40	380,000	163,594
Insured: AGC (zero coupon), due 3/1/44	500,000	182,245
Insured: AGC (zero coupon), due 3/1/45	200,000	69,968
Insured: AGC (zero coupon), due 3/1/46	3,250,000	1,091,090
Insured: AGC (zero coupon), due 3/1/47	1,115,000	359,142

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1 4.00%, due 7/15/36	$1,500,000	$1,622,790
Series S 6.00%, due 7/15/38	500,000	517,095
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,123,800
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	1,200,000	1,356,324
New York Convention Center Development Corp., CABS Subordinated Lien Hotel Unit Fee, Revenue Bonds Series B, Insured: AGM (zero coupon), due 11/15/49	6,500,000	1,874,080
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,727,835
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	500,000	499,345
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	1,002,830
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	1,080,000	1,093,997
Series C, Insured: AMBAC 5.50%, due 7/1/24	650,000	673,517
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	85,000	92,984
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: AMBAC (zero coupon), due 8/1/47	9,750,000	1,678,365
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,178,980
♦Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	1,450,000	1,551,152
Series A 5.125%, due 1/1/42	1,000,000	1,048,960

	Principal Amount	Value
General (continued)
Territory of Guam, Revenue Bonds (continued)
Series A 6.50%, due 11/1/40	$2,000,000	$2,293,780
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/32	1,000,000	1,132,090
Series A 5.375%, due 12/1/24	1,125,000	1,221,941
Series A 5.75%, due 12/1/34	500,000	546,930
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Subseries A 6.00%, due 10/1/39	505,000	298,581
Series A 6.75%, due 10/1/37	2,380,000	1,430,975
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,499,928

		45,371,891

General Obligation 10.9%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	618,240
Series A 5.00%, due 4/1/28	400,000	490,068
City of New York NY, Unlimited General Obligation
Subseries A-7 0.95%, due 8/1/44 (c)	300,000	300,000
0.90%, due 6/1/44 (c)	400,000	400,000
Subseries J-6 0.94%, due 8/1/24 (c)	1,700,000	1,700,000
Series B-1 4.00%, due 10/1/41	500,000	531,120
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM 3.50%, due 7/15/36	725,000	728,386
Series A 5.50%, due 6/15/31	500,000	554,665
City of Yonkers NY, Limited General Obligation Series A, Insured: BAM 4.00%, due 9/1/31	1,500,000	1,645,590
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	835,000	852,652
Insured: AGM 5.25%, due 7/1/20	375,000	396,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM 5.25%, due 7/1/24	$110,000	$117,930
Series A, Insured: AGM 5.375%, due 7/1/25	140,000	150,192
Series A, Insured: NATL-RE 5.50%, due 7/1/19	820,000	843,559
Series A, Insured: AGC 5.50%, due 7/1/29	225,000	252,193
♦County of Nassau NY, General Obligation
Series A 4.00%, due 4/1/27	1,000,000	1,055,490
Insured: BAM 5.00%, due 4/1/39	4,000,000	4,603,720
County of Rockland NY, Limited General Obligation
Insured: BAM 5.00%, due 6/1/24	500,000	587,335
Insured: BAM 5.00%, due 6/1/25	560,000	661,209
Insured: BAM 5.00%, due 6/1/26	550,000	655,116
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	545,985
Insured: AGM 4.00%, due 1/15/32	315,000	341,079
Insured: AGM 4.00%, due 1/15/33	250,000	269,560
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,431,502
State of New York, Unlimited General Obligation Series B, Insured: AMBAC 1.742%, due 3/14/31 (c)	2,975,000	2,826,666
Town of Oyster Bay NY, Limited General Obligation
Series C 4.00%, due 6/1/18	2,000,000	2,021,820
Insured: AGM 4.00%, due 8/1/30	365,000	389,692
Town of Oyster Bay NY, Public Improvement Project, General Obligation Series A, Insured: BAM 5.00%, due 1/15/28	500,000	567,090
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	1,000,000	595,000

	Principal Amount	Value
General Obligation (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds (continued)
Series A. Insured: AGM 5.00%, due 10/1/32 (b)	$1,200,000	$1,272,024
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,000,000	607,500

		28,011,518

Higher Education 10.5%
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds 4.00%, due 8/1/42	1,500,000	1,562,685
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,327,476
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	365,000	294,661
Series A-1 5.00%, due 8/1/46	1,325,000	1,095,907
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	433,691
5.00%, due 7/1/33	400,000	454,412
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,133,490
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,137,230
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	374,669
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	440,000	440,000
New York City of Albany Capital Resource Corp., Albany College of Pharmacy & Health Sciences Project, Revenue Bonds Series A 5.00%, due 12/1/33	150,000	167,183

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	$1,500,000	$1,652,790
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,150,730
New York State Dormitory Authority, New York University, Revenue Bonds
Series A 4.00%, due 7/1/43	2,950,000	3,118,091
Series A 5.25%, due 7/1/48	755,000	776,117
New York State Dormitory Authority, Rochester, Revenue Bonds Series B 0.90%, due 7/1/33 (c)	1,400,000	1,400,000
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	242,756
6.00%, due 7/1/50	1,500,000	1,686,915
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,082,780
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	3,000,000	3,117,990
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	1,300,000	1,472,835
5.375%, due 9/1/41	500,000	562,505
Syracuse Industrial Development Agency, Syracuse University Project, Revenue Bonds (c)
Series A-1 0.89%, due 7/1/37	200,000	200,000
Series A-2 0.89%, due 12/1/37	1,060,000	1,060,000
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,149,850

		27,094,763

	Principal Amount	Value
Housing 1.0%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	$600,000	$703,164
Series A 5.00%, due 5/1/30	350,000	407,292
Series A 5.00%, due 5/1/31	200,000	231,594
City of Amherst NY, UBF Faculty-Student Housing Corp., Revenue Bonds Series S, Insured: AGM 5.00%, due 10/1/45	1,000,000	1,163,860

		2,505,910

Medical 6.3%
Albany Industrial Development Agency, St. Peter’s Hospital Project, Revenue Bonds Series A 5.25%, due 11/15/32	1,400,000	1,402,184
Jefferson County NY, Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds 4.00%, due 11/1/31	2,705,000	2,785,880
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	540,000	596,300
Series A 5.00%, due 12/1/42	1,000,000	1,083,000
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 12/1/37	1,000,000	1,026,070
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	276,488
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	641,322
Series B 5.00%, due 7/1/32	390,000	416,859
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	999,402
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,644,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds 5.00%, due 12/1/34 (b)	$3,500,000	$3,835,125
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	965,000	1,099,125
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	277,753

		16,084,438

Multi Family Housing 3.8%
Albany, Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds 1.40%, due 12/1/25 (a)(c)	915,000	915,000
♦New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds
Series I-1 4.05%, due 11/1/41	1,000,000	1,038,830
Series I-1 4.15%, due 11/1/46	3,250,000	3,373,402
New York City NY, Housing Development Corp., Revenue Bonds
Series G-1 3.85%, due 11/1/45	615,000	625,978
Series A 5.00%, due 7/1/23	1,400,000	1,650,082
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds Series A 0.96%, due 5/1/42 (a)(c)	1,900,000	1,900,000
Rensselaer NY Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds 5.00%, due 12/1/47	175,000	168,539

		9,671,831

Nursing Homes 1.2%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds 5.25%, due 11/1/36	600,000	683,424
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,692,746
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	750,000	795,705

		3,171,875

	Principal Amount	Value
Pollution 2.7%
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (a)
5.00%, due 1/1/25	$1,000,000	$1,180,980
5.00%, due 1/1/26	1,000,000	1,190,870
New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds Insured: AMBAC 3.03%, due 12/1/25 (c)	600,000	600,000
New York State Energy Research & Development Authority, Revenue Bonds Insured: AMBAC 3.05%, due 3/1/27 (c)	4,000,000	4,000,000

		6,971,850

Power 0.0%‡
Puerto Rico Electric Power Authority, Revenue Bonds Series TT, Insured: NATL-RE 5.00%, due 7/1/23	115,000	115,009

School District 0.3%
Genesee Valley Central School District at Angelica Belmont, Unlimited General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	702,293

Tobacco Settlement 5.6%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	792,105
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	2,500,000	282,050
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds Series A-3 5.125%, due 6/1/46	4,015,000	3,940,963
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	962,990
Series A 5.00%, due 6/1/45	145,000	137,920
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	463,648

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement (continued)
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	$500,000	$561,270
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50	13,000,000	1,262,560
♦Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	850,000	924,808
Series B 5.375%, due 6/1/28	2,745,000	2,770,062
Series B 6.00%, due 6/1/48	1,000,000	1,016,000
Series C 6.625%, due 6/1/44	1,000,000	1,065,320
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	250,000	271,178

		14,450,874

Transportation 11.1%
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds 5.00%, due 1/1/47	2,400,000	2,757,120
♦Metropolitan Transportation Authority, Revenue Bonds
Subseries D-2 0.94%, due 11/1/35 (c)	2,800,000	2,800,000
Series F 5.00%, due 11/15/34	1,000,000	1,176,200
Series A-1 5.00%, due 11/15/36	1,000,000	1,157,780
Series E 5.00%, due 11/15/42	890,000	1,003,199
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	2,960,000	3,326,300
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series A 5.25%, due 1/1/56	2,500,000	2,898,650
♦Port Authority of New York & New Jersey, Revenue Bonds
Consolidated—Series 190 5.00%, due 5/1/32	595,000	648,306

	Principal Amount	Value
Transportation (continued)
Port Authority of New York & New Jersey, Revenue Bonds (continued)
Series 178 5.00%, due 12/1/38 (a)	$1,500,000	$1,691,340
Series 198 5.00%, due 11/15/46	2,000,000	2,324,840
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	270,000	272,919
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	972,529
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,090,900
♦Triborough Bridge & Tunnel Authority, Revenue Bonds
Subseries B-2 0.88%, due 1/1/32 (c)	4,100,000	4,100,000
Series B 5.00%, due 11/15/45	2,000,000	2,308,420

		28,528,503

Utilities 1.9%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,210,000	1,321,780
Long Island Power Authority, Revenue Bonds
Series A 5.00%, due 9/1/44	2,000,000	2,262,460
Series B 5.00%, due 9/1/45	1,000,000	1,137,120
Series B 5.00%, due 9/1/46	245,000	280,709

		5,002,069

Water 5.1%
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	279,685
Series A 4.00%, due 1/1/33	425,000	473,131
Series A 4.00%, due 1/1/34	250,000	277,140
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	1,000,000	1,071,800
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	841,987
♦New York City Municipal Water & Sewer System, Second General Resolution, Revenue Bonds 0.92%, due 6/15/49 (c)	4,300,000	4,300,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
New York City Water & Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	$1,000,000	$1,158,680
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	887,795
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 6.00%, due 7/1/38	1,255,000	804,769
Series A 6.00%, due 7/1/44	250,000	160,313
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	2,825,000	2,968,679

		13,223,979

Total Municipal Bonds (Cost $250,243,452)		252,990,784

	Shares	Value
Closed-End Funds 0.5%
New York 0.5%
Nuveen New York AMT-Free Quality Municipal Income Fund	100,000	$1,296,000

Total Closed-End Funds (Cost $1,368,040)		1,296,000

Total Investments (Cost $251,611,492)	99.0%	254,286,784
Other Assets, Less Liabilities	1.0	2,516,913
Net Assets	100.0%	$256,803,697

‡	Less than one-tenth of a percent.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2017.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(160)	December 2017	$(20,228,030)	$(19,990,000)	$238,030
United States Treasury Long Bond	(14)	December 2017	(2,168,950)	(2,134,563)	34,387

			$(22,396,980)	$(22,124,563)	$272,417

1.	As of October 31, 2017, cash in the amount of $205,800 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$252,990,784	$—	$252,990,784
Closed-End Funds	1,296,000	—	—	1,296,000

Total Investments in Securities	1,296,000	252,990,784	—	254,286,784

Other Financial Instruments
Futures Contracts (b)	272,417	—	—	272,417

Total Investments in Securities and Other Financial Instruments	$1,568,417	$252,990,784	$—	$254,559,201

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $251,611,492)	$254,286,784
Cash	1,475,469
Cash collateral on deposit at broker for futures contracts	205,800
Receivables:
Dividends and interest	3,176,377
Fund shares sold	1,185,263
Variation margin on futures contracts	11,188
Other assets	3,967

Total assets	260,344,848

Liabilities
Payables:
Investment securities purchased	2,790,451
Fund shares redeemed	366,134
Manager (See Note 3)	92,372
NYLIFE Distributors (See Note 3)	49,523
Shareholder communication	17,705
Professional fees	7,086
Transfer agent (See Note 3)	5,997
Custodian	1,837
Trustees	584
Accrued expenses	4,325
Dividend payable	205,137

Total liabilities	3,541,151

Net assets	$256,803,697

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,840
Additional paid-in capital	258,252,953

258,277,793
Undistributed net investment income	7,576
Accumulated net realized gain (loss) on investments and futures transactions	(4,429,381)
Net unrealized appreciation (depreciation) on investments and futures contracts	2,947,709

Net assets	$256,803,697

Class A
Net assets applicable to outstanding shares	$148,822,531

Shares of beneficial interest outstanding	14,396,248

Net asset value per share outstanding	$10.34
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.83

Investor Class
Net assets applicable to outstanding shares	$355,954

Shares of beneficial interest outstanding	34,422

Net asset value per share outstanding	$10.34
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.83

Class C
Net assets applicable to outstanding shares	$45,547,087

Shares of beneficial interest outstanding	4,405,423

Net asset value and offering price per share outstanding	$10.34

Class I
Net assets applicable to outstanding shares	$62,078,125

Shares of beneficial interest outstanding	6,004,033

Net asset value and offering price per share outstanding	$10.34

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$9,434,426
Dividends	63,900
Other income	230

Total income	9,498,556

Expenses
Manager (See Note 3)	1,116,308
Distribution/Service—Class A (See Note 3)	311,067
Distribution/Service—Investor Class (See Note 3)	875
Distribution/Service—Class C (See Note 3)	210,747
Transfer agent (See Note 3)	69,922
Professional fees	60,934
Shareholder communication	24,447
Registration	11,858
Trustees	5,512
Custodian	3,681
Miscellaneous	14,137

Total expenses before waiver/reimbursement	1,829,488
Expense waiver/reimbursement from Manager (See Note 3)	(175,581)

Net expenses	1,653,907

Net investment income (loss)	7,844,649

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(2,215,342)
Futures transactions	425,891

Net realized gain (loss) on investments and futures transactions	(1,789,451)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,556,749)
Futures contracts	59,920

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,496,829)

Net realized and unrealized gain (loss) on investments and futures transactions	(5,286,280)

Net increase (decrease) in net assets resulting from operations	$2,558,369

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,844,649	$5,441,238
Net realized gain (loss) on investments and futures transactions	(1,789,451)	(468,107)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,496,829)	2,179,225

Net increase (decrease) in net assets resulting from operations	2,558,369	7,152,356

Dividends to shareholders:
From net investment income:
Class A	(4,354,310)	(2,898,516)
Investor Class	(12,192)	(8,717)
Class C	(1,360,127)	(973,499)
Class I	(2,118,020)	(1,560,312)

Total dividends to shareholders	(7,844,649)	(5,441,044)

Capital share transactions:
Net proceeds from sale of shares	121,399,755	141,426,164
Net asset value of shares issued to shareholders in reinvestment of dividends	5,619,509	3,850,603
Cost of shares redeemed	(83,168,686)	(39,473,846)

Increase (decrease) in net assets derived from capital share transactions	43,850,578	105,802,921

Net increase (decrease) in net assets	38,564,298	107,514,233

Net Assets
Beginning of period	218,239,399	110,725,166

End of period	$256,803,697	$218,239,399

Undistributed net investment income at end of period	$7,576	$7,576

22	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.58	$10.33	$10.35	$9.50	$10.38

Net investment income (loss)	0.36	0.36	0.37	0.38	0.36
Net realized and unrealized gain (loss) on investments	(0.24)	0.25	(0.02)	0.85	(0.84)

Total from investment operations	0.12	0.61	0.35	1.23	(0.48)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.38)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.38)	(0.40)

Net asset value at end of year	$10.34	$10.58	$10.33	$10.35	$9.50

Total investment return (a)	1.23%	5.95%	3.47%	13.21%	(4.76%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.50%	3.33%	3.60%	3.82%	3.61%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement)	0.83%	0.85%	0.86%	0.85%	0.92%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$148,823	$120,368	$52,996	$24,453	$19,314

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.59	$10.33	$10.35	$9.51	$10.38

Net investment income (loss)	0.36	0.36	0.37	0.37	0.34
Net realized and unrealized gain (loss) on investments	(0.25)	0.26	(0.02)	0.84	(0.83)

Total from investment operations	0.11	0.62	0.35	1.21	(0.49)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.37)	(0.34)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.37)	(0.38)

Net asset value at end of year	$10.34	$10.59	$10.33	$10.35	$9.51

Total investment return (a)	1.10%	6.02%	3.42%	12.95%	(4.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48%	3.33%	3.56%	3.71%	3.41%
Net expenses	0.79%	0.79%	0.81%	0.87%	0.98%
Expenses (before waiver/reimbursement)	0.87%	0.89%	0.92%	0.97%	1.15%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$356	$334	$188	$165	$95

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.59	$10.34	$10.35	$9.51	$10.38

Net investment income (loss)	0.33	0.33	0.34	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.08	0.58	0.33	1.18	(0.51)

Less dividends and distributions:
From net investment income	(0.33)	(0.33)	(0.34)	(0.34)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.33)	(0.33)	(0.34)	(0.34)	(0.36)

Net asset value at end of year	$10.34	$10.59	$10.34	$10.35	$9.51

Total investment return (a)	0.85%	5.65%	3.25%	12.66%	(5.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%	3.04%	3.27%	3.45%	3.11%
Net expenses	1.03%	1.04%	1.06%	1.12%	1.23%
Expenses (before waiver/reimbursement)	1.11%	1.14%	1.17%	1.22%	1.40%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$45,547	$43,644	$18,013	$5,538	$3,166

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.59	$10.34	$10.35	$9.51	$10.38

Net investment income (loss)	0.39	0.39	0.40	0.41	0.39
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.14	0.64	0.39	1.25	(0.44)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.40)	(0.41)	(0.39)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)

Net asset value at end of year	$10.34	$10.59	$10.34	$10.35	$9.51

Total investment return (a)	1.39%	6.22%	3.84%	13.37%	(4.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.61%	3.86%	4.09%	3.87%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.58%	0.60%	0.61%	0.60%	0.67%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$62,078	$53,894	$39,528	$71,532	$52,307

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

24	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of May 14, 2012. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

25

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

26	MainStay New York Tax Free Opportunities Fund

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)   Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument,

27

Notes to Financial Statements (continued)

causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2017, 90.4% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$272,417	$272,417

Total Fair Value		$272,417	$272,417

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

28	MainStay New York Tax Free Opportunities Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$425,891	$425,891

Total Realized Gain (Loss)		$425,891	$425,891

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$59,920	$59,920

Total Change in Unrealized Appreciation (Depreciation)		$59,920	$59,920

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(21,653,740)	$(21,653,740)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $1,116,308 and waived its fees and/or reimbursed expenses in the amount of $175,581.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $19,720 and $969, respectively.

29

Notes to Financial Statements (continued)

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $6,081 and $11,770, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$30,795
Investor Class	208
Class C	24,936
Class I	13,983

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$251,611,492	$6,701,023	$(4,025,731)	$2,675,292

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$212,713	$(4,156,964)	$(205,137)	$2,675,292	$(1,474,096)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $4,156,964 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,941	$216

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$82,435	$71,930
Exempt Interest Dividends	7,762,214	5,369,114
Total	$7,844,649	$5,441,044

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

30	MainStay New York Tax Free Opportunities Fund

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $120,811 and $65,167, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	7,541,792	$77,735,458
Shares issued to shareholders in reinvestment of dividends and distributions	334,580	3,443,356
Shares redeemed	(4,624,112)	(47,401,217)

Net increase (decrease) in shares outstanding before conversion	3,252,260	33,777,597
Shares converted into Class A (See Note 1)	13,582	139,888
Shares converted from Class A (See Note 1)	(242,715)	(2,473,572)

Net increase (decrease)	3,023,127	$31,443,913

Year ended October 31, 2016:
Shares sold	7,398,929	$78,891,141
Shares issued to shareholders in reinvestment of dividends and distributions	202,026	2,155,473
Shares redeemed	(1,207,992)	(12,849,361)

Net increase (decrease) in shares outstanding before conversion	6,392,963	68,197,253
Shares converted into Class A (See Note 1)	5,981	63,825
Shares converted from Class A (See Note 1)	(154,084)	(1,664,060)

Net increase (decrease)	6,244,860	$66,597,018

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	21,399	$220,039
Shares issued to shareholders in reinvestment of dividends and distributions	1,070	11,015
Shares redeemed	(7,736)	(79,275)

Net increase (decrease) in shares outstanding before conversion	14,733	151,779
Shares converted into Investor Class (See Note 1)	1,728	17,976
Shares converted from Investor Class (See Note 1)	(13,582)	(139,888)

Net increase (decrease)	2,879	$29,867

Year ended October 31, 2016:
Shares sold	18,845	$200,894
Shares issued to shareholders in reinvestment of dividends and distributions	738	7,870
Shares redeemed	(2,788)	(30,081)

Net increase (decrease) in shares outstanding before conversion	16,795	178,683
Shares converted into Investor Class (See Note 1)	2,502	26,968
Shares converted from Investor Class (See Note 1)	(5,981)	(63,825)

Net increase (decrease)	13,316	$141,826

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,356,648	$13,991,644
Shares issued to shareholders in reinvestment of dividends and distributions	76,957	791,783
Shares redeemed	(1,146,793)	(11,776,500)

Net increase (decrease) in shares outstanding before conversion	286,812	3,006,927
Shares converted from Class C (See Note 1)	(4,430)	(45,978)

Net increase (decrease)	282,382	$2,960,949

Year ended October 31, 2016:
Shares sold	2,756,190	$29,327,119
Shares issued to shareholders in reinvestment of dividends and distributions	49,557	528,943
Shares redeemed	(425,447)	(4,528,280)

Net increase (decrease)	2,380,300	$25,327,782

31

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,866,527	$29,452,614
Shares issued to shareholders in reinvestment of dividends and distributions	133,520	1,373,355
Shares redeemed	(2,332,437)	(23,911,694)

Net increase (decrease) in shares outstanding before conversion	667,610	6,914,275
Shares converted into Class I (See Note 1)	245,413	2,501,574

Net increase (decrease)	913,023	$9,415,849

Year ended October 31, 2016:
Shares sold	3,110,476	$33,007,010
Shares issued to shareholders in reinvestment of dividends and distributions	108,622	1,158,317
Shares redeemed	(2,103,818)	(22,066,124)

Net increase (decrease) in shares outstanding before conversion	1,115,280	12,099,203
Shares converted into Class I (See Note 1)	151,583	1,637,092

Net increase (decrease)	1,266,863	$13,736,295

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay New York Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay New York Tax Free Opportunities Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

33

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. Proposal 2 was not applicable to the Fund.

The results of the Special Meeting (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 98.9% of the ordinary income dividends paid during its fiscal year ended October 31, 2017 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay New York Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

36	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716276 MS286-17	MSNTF11-12/17 (NYLIM) NL222

MainStay Short Duration High Yield Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	1.76 4.90%	3.96 4.61%	1.02 1.02%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	1.68 4.82	3.82 4.48	1.13 1.13
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/17/2012	3.04 4.04	3.73 3.73	1.88 1.88
Class I Shares	No Sales Charge		12/17/2012	5.27	4.88	0.77
Class R2 Shares	No Sales Charge		12/17/2012	4.80	4.50	1.12
Class R3 Shares	No Sales Charge		2/29/2016	4.54	9.21	1.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	6.75%	4.82%
Morningstar High Yield Bond Category Average[4]	7.93	4.71

3.	ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,019.80	$5.35	$1,019.90	$5.35	1.05%

Investor Class Shares	$1,000.00	$1,020.50	$5.70	$1,019.60	$5.70	1.12%

Class C Shares	$1,000.00	$1,016.60	$9.51	$1,015.80	$9.50	1.87%

Class I Shares	$1,000.00	$1,022.10	$4.08	$1,021.20	$4.08	0.80%

Class R2 Shares	$1,000.00	$1,020.30	$5.86	$1,019.40	$5.85	1.15%

Class R3 Shares	$1,000.00	$1,019.10	$7.12	$1,018.10	$7.12	1.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	IHO Verwaltungs GmbH, 4.125%, due 9/15/21

2.	HCA, Inc., 6.50%–7.50%, due 2/15/20–2/15/22

3.	T-Mobile USA, Inc., 4.00%–6.836%, due 4/15/22–4/28/23

4.	DISH DBS Corp., 4.25%–7.875%, due 4/1/18–7/15/22

5.	Yum! Brands, Inc., 3.23%–6.25%, due 3/15/18–6/16/23
6.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

7.	Virgin Media Secured Finance PLC, 5.25%, due 1/15/21

8.	BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC, 6.50%, due 5/15/21

9.	Hughes Satellite Systems Corp., 6.50%–7.625%, due 6/15/19–6/15/21

10.	Equinix, Inc., 3.333%–5.375%, due 1/1/22–1/9/23

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 4.90% for Class A shares, 4.82% for Investor Class shares and 4.04% for Class C shares for the 12 months ended October 31, 2017. Over the same period, the Fund’s Class I shares returned 5.27%, Class R2 shares returned 4.80% and Class R3 shares returned 4.54%. For the 12 months ended October 31, 2017, all share classes underperformed the 6.75% return of the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 7.93% return of the Morningstar High Yield Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the market environment continued to favor higher-yielding lower-quality issues. In particular, credits rated CCC3 and distressed credits outperformed the broad high-yield market. Although the Fund had exposure to CCC credits, underweight positions relative to the ICE BofA Merrill Lynch 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index in riskier credits in the health care and media sectors hurt relative performance during the reporting period. Security selection in the basic industry sector also detracted from performance relative to the Index during the reporting period.

What was the Fund’s duration5 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of October 31, 2017, the Fund’s modified duration to worst6 was 1.5 years, which was shorter than the 3.1-year duration of the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

High-yield spreads7 continued to tighten into 2017 from the wide levels we experienced in February of 2016. This was especially true in the commodity and CCC-rated sectors, which significantly outperformed the broad market during the reporting period. As a result, the Fund began to reduce positions in these sectors, which had appreciated in price because of relative value, and to add to higher-quality positions at risk-adjusted yields that we believed to be relatively attractive.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

In the telecommunications sector, positive security selection and avoidance of weaker-quality credits contributed positively to the Fund’s performance relative to the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. (Contributions take weightings and total returns into account.) Security selection and an overweight position in the automotive sector also contributed positively to relative performance. The Fund’s underweight position in the banking sector helped relative performance, as the sector lagged the index.

Security selection and an overweight position relative to the benchmark in the media sector detracted from relative performance during the reporting period, as did security selection in the basic industry sector. Security selection in the utilities sector was a headwind for performance because the Fund held a position in Texas-based electricity provider Reliant Energy, which underperformed the benchmark during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased bonds of Inmarsat PLC, an operator of global network satellites offering mobile and fixed communications services. The company exhibited strong recurring revenues, free cash flow and modest

1.	See footnote on page 6 for more information on the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on the Morningstar High Yield Bond Category Average.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

leverage. The Fund also purchased a new issue of Fortress Transportation & Infrastructure, an operator of transportation equipment and infrastructure. The bonds came at a yield that we believed to be attractive for Fortress, which is an asset-rich company with a solid asset-to-debt ratio.

During the reporting period, the Fund sold its entire position in energy exploration and production company Halcon Resources. The Fund decreased its energy exposure as spreads in the sector have narrowed closer to those in the broader market. The Fund also sold its entire position in regional grocer and specialty food retailer The Fresh Market.

How did the Fund’s market-segment weightings change during the reporting period?

We constructed a portfolio of what we considered to be higher-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. During the reporting period, there were no material changes to the Fund’s sector weightings. There were small increases in the Fund’s weightings in the media, capital goods and automotive industries because of valuations and yield levels that we believed to be attractive. The Fund reduced its exposure to the basic industry, services and energy industries.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the basic industry, automotive and consumer goods sectors. As of the same date, the Fund held underweight positions relative to the Index in the financial services, banking and energy sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Long-Term Bonds 93.6%† Convertible Bonds 2.0%
Auto Parts & Equipment 0.1%
Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$3,301,315	$1,521,906

Mining 1.2%
Detour Gold Corp. 5.50%, due 11/30/17	11,825,000	11,884,125

Real Estate Investment Trusts 0.7%
VEREIT, Inc.
3.00%, due 8/1/18	2,590,000	2,599,713
3.75%, due 12/15/20	4,865,000	5,059,624

		7,659,337

Total Convertible Bonds (Cost $22,242,997)		21,065,368

Corporate Bonds 83.9%
Advertising 1.3%
Lamar Media Corp. 5.875%, due 2/1/22	9,300,000	9,544,125
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	4,000,000	4,130,000

		13,674,125

Aerospace & Defense 1.7%
KLX, Inc. 5.875%, due 12/1/22 (e)	3,820,000	3,996,675
Orbital ATK, Inc.
5.25%, due 10/1/21	2,799,000	2,879,471
5.50%, due 10/1/23	1,190,000	1,270,325
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	1,750,000	1,816,258
TransDigm, Inc.
5.50%, due 10/15/20	5,138,000	5,208,648
6.00%, due 7/15/22	1,000,000	1,037,500
Triumph Group, Inc. 5.25%, due 6/1/22	1,000,000	990,000

		17,198,877

Airlines 0.3%
United Continental Holdings, Inc.
4.25%, due 10/1/22	1,520,000	1,527,600
6.375%, due 6/1/18	1,120,000	1,145,200

		2,672,800

	Principal Amount	Value
Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	$1,850,000	$1,900,875

Auto Manufacturers 1.2%
Jaguar Land Rover Automotive PLC (e)
4.125%, due 12/15/18	670,000	683,400
4.25%, due 11/15/19	905,000	932,150
5.625%, due 2/1/23	3,000,000	3,090,000
McLaren Finance PLC 5.75%, due 8/1/22 (e)	7,000,000	7,204,400

		11,909,950

Auto Parts & Equipment 4.2%
American Axle & Manufacturing, Inc. 6.25%, due 3/15/21	6,395,000	6,562,869
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	9,922,820	8,017,639
♦IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (a)(e)	15,719,000	16,033,380
International Automotive Components Group S.A. 9.125%, due 6/1/18 (e)	1,435,000	1,435,000
Meritor, Inc. 6.75%, due 6/15/21	687,000	710,186
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	3,762,000	3,931,290
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	4,130,000	4,248,737
ZF North America Capital, Inc. 4.00%, due 4/29/20 (e)	1,875,000	1,935,938

		42,875,039

Building Materials 2.2%
Airxcel, Inc. 8.50%, due 2/15/22 (e)	2,500,000	2,650,000
Gibraltar Industries, Inc. 6.25%, due 2/1/21	936,000	960,570
Griffon Corp. 5.25%, due 3/1/22 (e)	2,215,000	2,247,561
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (e)	6,220,000	6,531,000
Masonite International Corp. 5.625%, due 3/15/23 (e)	1,000,000	1,048,750
Standard Industries, Inc. 5.125%, due 2/15/21 (e)	4,725,000	4,872,656
Summit Materials LLC / Summit Materials Finance Corp. 8.50%, due 4/15/22	4,020,000	4,492,350

		22,802,887

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 1.3%
Blue Cube Spinco, Inc. 9.75%, due 10/15/23	$500,000	$593,750
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (e)	2,000,000	2,240,000
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	3,540,000	3,575,400
Olin Corp. 5.50%, due 8/15/22	4,400,000	4,708,000
Westlake Chemical Corp. 4.625%, due 2/15/21	1,715,000	1,766,450

		12,883,600

Coal 0.4%
CONSOL Energy, Inc. 5.875%, due 4/15/22	4,400,000	4,488,000

Commercial Services 3.9%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (e)	1,000,000	1,064,050
Cimpress N.V. 7.00%, due 4/1/22 (e)	2,750,000	2,863,437
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (e)	950,000	950,000
Graham Holdings Co. 7.25%, due 2/1/19	8,140,000	8,608,050
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	2,000,000	2,100,000
IHS Markit, Ltd. 5.00%, due 11/1/22 (e)	5,050,000	5,428,750
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (e)	5,845,000	6,020,350
♦Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	5,000,000	5,068,750
5.00%, due 4/15/22 (e)	7,500,000	7,725,000
Service Corp. International 7.625%, due 10/1/18	155,000	162,750
WEX, Inc. 4.75%, due 2/1/23 (e)	450,000	461,250

		40,452,387

Computers 0.4%
NCR Corp.
5.00%, due 7/15/22	3,000,000	3,067,500
5.875%, due 12/15/21	1,300,000	1,343,875

		4,411,375

	Principal Amount	Value
Cosmetics & Personal Care 0.2%
Edgewell Personal Care Co. 4.70%, due 5/19/21	$1,775,000	$1,872,625

Distribution & Wholesale 0.6%
American Builders & Contractors Supply Co., Inc. 5.625%, due 4/15/21 (e)	1,000,000	1,026,250
American Tire Distributors, Inc. 10.25%, due 3/1/22 (e)	1,160,000	1,210,750
LKQ Corp. 4.75%, due 5/15/23	3,500,000	3,596,250

		5,833,250

Diversified Financial Services 3.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	965,000	1,025,059
Ally Financial, Inc.
3.25%, due 2/13/18	2,295,000	2,301,667
6.25%, due 12/1/17	415,000	416,245
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (e)	795,000	806,925
Credit Acceptance Corp. 6.125%, due 2/15/21	7,292,000	7,419,610
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
6.875%, due 4/15/22	2,300,000	2,323,000
7.375%, due 4/1/20	1,000,000	1,032,500
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	3,000,000	3,105,000
5.875%, due 8/1/21	4,270,000	4,408,775
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	3,675,000	3,886,313
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (e)	1,390,000	1,442,125
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	5,100,000	5,302,980

		33,470,199

Electric 1.4%
Calpine Corp. 6.00%, due 1/15/22 (e)	3,394,000	3,504,305
GenOn Energy, Inc. (f)(g)
7.875%, due 6/15/17	5,985,000	4,279,275
9.50%, due 10/15/18	3,125,000	2,203,125
NRG Energy, Inc. 6.25%, due 7/15/22	4,000,000	4,200,000

		14,186,705

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electrical Components & Equipment 0.7%
General Cable Corp. 5.75%, due 10/1/22	$3,785,000	$3,879,625
WESCO Distribution, Inc. 5.375%, due 12/15/21	3,540,000	3,648,324

		7,527,949

Entertainment 2.4%
Churchill Downs, Inc. 5.375%, due 12/15/21	9,500,000	9,749,375
GLP Capital, L.P. / GLP Financing II, Inc.
4.375%, due 11/1/18	1,600,000	1,614,400
4.375%, due 4/15/21	2,660,000	2,779,700
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (e)	6,718,000	6,724,718
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	3,890,000	3,914,312

		24,782,505

Food 2.1%
B&G Foods, Inc. 4.625%, due 6/1/21	3,225,000	3,289,500
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	5,820,000	5,645,400
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	3,555,000	3,572,775
Wells Enterprises, Inc. 6.75%, due 2/1/20 (e)	8,729,000	8,947,225

		21,454,900

Forest Products & Paper 0.8%
Mercer International, Inc. 7.75%, due 12/1/22	4,960,000	5,257,600
Smurfit Kappa Acquisitions Unlimited Co. 4.875%, due 9/15/18 (e)	3,180,000	3,228,654

		8,486,254

Health Care—Products 0.9%
Alere, Inc.
6.50%, due 6/15/20	3,910,000	3,973,537
7.25%, due 7/1/18	2,000,000	2,001,000
Hologic, Inc. 5.25%, due 7/15/22 (e)	3,000,000	3,131,250

		9,105,787

Health Care—Services 3.4%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	2,000,000	2,054,000
Centene Corp. 5.625%, due 2/15/21	9,500,000	9,856,250

	Principal Amount	Value
Health Care—Services (continued)
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	$500,000	$481,250
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), due 5/15/22 (a)(e)	905,000	933,281
Fresenius Medical Care U.S. Finance II, Inc. (e)
5.875%, due 1/31/22	2,000,000	2,233,180
6.50%, due 9/15/18	207,000	215,001
♦HCA, Inc.
6.50%, due 2/15/20	4,621,000	4,979,127
7.50%, due 2/15/22	9,000,000	10,215,000
Tenet Healthcare Corp.
6.00%, due 10/1/20	1,500,000	1,575,000
7.50%, due 1/1/22 (e)	2,175,000	2,289,188

		34,831,277

Home Builders 2.8%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (e)	351,000	360,214
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (e)	7,472,000	7,630,780
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	1,750,000	1,826,562
CalAtlantic Group, Inc. 8.375%, due 5/15/18	270,000	278,775
Century Communities, Inc. 6.875%, due 5/15/22	4,805,000	5,042,127
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,183,902
Meritage Homes Corp. 4.50%, due 3/1/18	2,480,000	2,492,400
New Home Co., Inc. 7.25%, due 4/1/22	3,185,000	3,328,325
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (e)	1,175,000	1,219,062
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	4,205,000	4,294,314
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,000,000	1,108,750

		28,765,211

Household Products & Wares 1.1%
Prestige Brands, Inc. 5.375%, due 12/15/21 (e)	4,750,000	4,896,956
Spectrum Brands, Inc. 6.625%, due 11/15/22	6,290,000	6,538,329

		11,435,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance 0.4%
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (e)	$4,000,000	$4,120,000

Internet 1.3%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	2,371,000	2,504,369
IAC / InterActiveCorp. 4.875%, due 11/30/18	2,182,000	2,185,709
Match Group, Inc. 6.75%, due 12/15/22	750,000	773,438
Netflix, Inc.
5.375%, due 2/1/21	2,000,000	2,135,000
5.50%, due 2/15/22	4,500,000	4,820,625
Symantec Corp. 3.95%, due 6/15/22	455,000	469,632

		12,888,773

Iron & Steel 1.7%
Allegheny Technologies, Inc. 9.375%, due 6/1/19	4,600,000	5,025,500
♦BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (e)	11,973,000	12,511,785

		17,537,285

Leisure Time 1.1%
Brunswick Corp. 4.625%, due 5/15/21 (e)	4,490,000	4,569,167
Carlson Travel, Inc. 6.75%, due 12/15/23 (e)	6,410,000	6,345,900

		10,915,067

Lodging 0.9%
Choice Hotels International, Inc.
5.70%, due 8/28/20	1,500,000	1,620,000
5.75%, due 7/1/22	1,000,000	1,107,500
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	4,760,000	5,081,300
MGM Resorts International 7.75%, due 3/15/22	1,150,000	1,334,782

		9,143,582

Machinery—Construction & Mining 0.3%
Oshkosh Corp. 5.375%, due 3/1/22	3,500,000	3,640,000

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	2,000,000	2,200,000

	Principal Amount	Value
Media 6.7%
Cablevision Systems Corp. 7.75%, due 4/15/18	$3,755,000	$3,839,901
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	1,500,000	1,548,750
5.25%, due 3/15/21	5,700,000	5,814,000
5.25%, due 9/30/22	1,250,000	1,287,500
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 7/23/20	2,525,000	2,592,920
Cogeco Communications, Inc. 4.875%, due 5/1/20 (e)	5,150,000	5,240,125
CSC Holdings LLC 7.625%, due 7/15/18	1,500,000	1,545,000
♦DISH DBS Corp.
4.25%, due 4/1/18	2,000,000	2,015,400
5.125%, due 5/1/20	2,000,000	2,045,000
5.875%, due 7/15/22	2,100,000	2,111,823
6.75%, due 6/1/21	6,825,000	7,166,250
7.875%, due 9/1/19	1,540,000	1,663,970
Quebecor Media, Inc. 5.75%, due 1/15/23	2,000,000	2,170,000
SFR Group S.A. 6.00%, due 5/15/22 (e)	10,000,000	10,425,000
Sirius XM Radio, Inc. 3.875%, due 8/1/22 (e)	3,000,000	3,056,250
Videotron, Ltd. 5.00%, due 7/15/22	2,794,000	3,017,520
♦Virgin Media Secured Finance PLC 5.25%, due 1/15/21	11,977,000	12,755,505

		68,294,914

Mining 4.3%
Aleris International, Inc.
7.875%, due 11/1/20	4,999,000	4,989,402
9.50%, due 4/1/21 (e)	6,364,000	6,785,615
First Quantum Minerals, Ltd. 7.25%, due 5/15/22 (e)	3,000,000	3,135,000
Freeport-McMoRan, Inc. 6.50%, due 11/15/20	10,702,000	10,902,662
Hecla Mining Co. 6.875%, due 5/1/21	2,820,000	2,890,500
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	2,000,000	2,260,000
Lundin Mining Corp. 7.50%, due 11/1/20 (e)	8,276,000	8,607,868
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (e)	5,000,000	4,965,000

		44,536,047

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 1.4%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	$2,900,000	$2,994,250
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	3,485,000	3,336,888
EnPro Industries, Inc. 5.875%, due 9/15/22 (e)	1,500,000	1,569,375
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	6,695,000	6,887,481

		14,787,994

Oil & Gas 5.9%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	4,955,000	5,376,175
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 11.50%, due 1/15/21 (e)	2,110,000	2,429,137
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	2,510,000	2,560,200
Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (a)	6,810,000	7,048,350
Continental Resources, Inc. 5.00%, due 9/15/22	2,375,000	2,401,719
Extraction Oil & Gas, Inc. / Extraction Finance Corp. 7.875%, due 7/15/21 (e)	2,140,000	2,268,400
Newfield Exploration Co. 5.75%, due 1/30/22	5,652,000	6,075,900
Oasis Petroleum, Inc.
6.50%, due 11/1/21	1,175,000	1,195,562
7.25%, due 2/1/19	3,598,000	3,598,000
PDC Energy, Inc. 7.75%, due 10/15/22	3,150,000	3,283,875
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (a)	2,351,288	1,763,466
Range Resources Corp.
5.75%, due 6/1/21	6,000,000	6,179,400
5.875%, due 7/1/22	3,970,000	4,069,250
Rex Energy Corp. 8.00%, due 10/1/20	2,906,000	1,104,280
Stone Energy Corp. 7.50%, due 5/31/22	2,119,962	2,082,863
WPX Energy, Inc.
6.00%, due 1/15/22	1,500,000	1,561,875
7.50%, due 8/1/20	6,873,000	7,457,205

		60,455,657

	Principal Amount	Value
Oil & Gas Services 0.5%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	$4,950,000	$4,937,625

Pharmaceuticals 0.5%
Endo Finance LLC / Endo Finco, Inc. 7.25%, due 1/15/22 (e)	1,500,000	1,380,000
Valeant Pharmaceuticals International, Inc. 6.50%, due 3/15/22 (e)	3,895,000	4,128,700

		5,508,700

Pipelines 4.4%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	1,911,000	2,011,328
6.125%, due 10/15/21	6,110,000	6,308,575
6.25%, due 10/15/22	1,000,000	1,065,000
EnLink Midstream Partners, L.P. 2.70%, due 4/1/19	2,660,000	2,665,610
Genesis Energy, L.P. / Genesis Energy Finance Corp. 5.75%, due 2/15/21	5,052,000	5,129,801
NGPL PipeCo LLC 4.375%, due 8/15/22 (e)	7,500,000	7,715,625
NuStar Logistics, L.P.
6.75%, due 2/1/21	3,615,000	3,922,275
8.15%, due 4/15/18	6,025,000	6,190,687
Rockies Express Pipeline LLC 6.85%, due 7/15/18 (e)	9,440,000	9,699,600

		44,708,501

Real Estate 1.2%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.75% PIK), due 7/1/19 (a)(e)	2,178,558	2,287,486
Realogy Group LLC / Realogy Co-Issuer Corp. (e)
4.50%, due 4/15/19	2,000,000	2,045,000
5.25%, due 12/1/21	3,750,000	3,881,250
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (e)	4,420,000	4,431,050

		12,644,786

Real Estate Investment Trusts 3.2%
♦Equinix, Inc. 5.375%, due 1/1/22	11,075,000	11,571,492
FelCor Lodging, L.P. 5.625%, due 3/1/23	7,000,000	7,236,250
Sabra Health Care, L.P. / Sabra Capital Corp. 5.50%, due 2/1/21	3,295,000	3,397,969
SBA Communications Corp. 4.00%, due 10/1/22 (e)	3,125,000	3,171,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Starwood Property Trust, Inc. 5.00%, due 12/15/21	$5,000,000	$5,237,500
VEREIT Operating Partnership, L.P. 3.00%, due 2/6/19	2,070,000	2,087,054

		32,702,140

Retail 4.3%
Dollar Tree, Inc. 5.25%, due 3/1/20	5,400,000	5,524,875
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	4,880,000	4,904,400
GameStop Corp. 5.50%, due 10/1/19 (e)	5,090,000	5,198,163
Group 1 Automotive, Inc. 5.00%, due 6/1/22	500,000	516,100
L Brands, Inc.
5.625%, due 2/15/22	3,500,000	3,743,250
6.625%, due 4/1/21	1,000,000	1,101,250
8.50%, due 6/15/19	2,504,000	2,735,620
Penske Automotive Group, Inc. 3.75%, due 8/15/20	4,190,000	4,273,800
Rite Aid Corp. 6.75%, due 6/15/21	5,000,000	4,968,750
♦Yum! Brands, Inc.
3.875%, due 11/1/20	1,185,000	1,220,941
5.30%, due 9/15/19	5,425,000	5,696,250
6.25%, due 3/15/18	3,820,000	3,877,300

		43,760,699

Semiconductors 0.5%
Micron Technology, Inc. 7.50%, due 9/15/23	5,000,000	5,537,500

Software 1.5%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (e)	7,860,000	8,006,392
Activision Blizzard, Inc. 6.125%, due 9/15/23 (e)	1,250,000	1,332,444
Open Text Corp. 5.625%, due 1/15/23 (e)	4,825,000	5,030,063
Quintiles IMS, Inc. 4.875%, due 5/15/23 (e)	1,000,000	1,040,000

		15,408,899

Telecommunications 6.3%
Anixter, Inc. 5.625%, due 5/1/19	1,365,000	1,423,013
CenturyLink, Inc. 6.45%, due 6/15/21	3,000,000	3,165,330
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	5,260,000	5,391,500

	Principal Amount	Value
Telecommunications (continued)
Frontier Communications Corp. 10.50%, due 9/15/22	$7,220,000	$6,299,450
♦Hughes Satellite Systems Corp.
6.50%, due 6/15/19	7,140,000	7,559,475
7.625%, due 6/15/21	4,255,000	4,754,962
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	7,500,000	7,651,500
Level 3 Financing, Inc.
5.375%, due 8/15/22	3,500,000	3,605,980
5.625%, due 2/1/23	500,000	516,250
6.125%, due 1/15/21	1,000,000	1,020,120
Nokia OYJ 3.375%, due 6/12/22	4,000,000	3,985,000
Sprint Communications, Inc. (e)
7.00%, due 3/1/20	2,390,000	2,593,150
9.00%, due 11/15/18	1,433,000	1,520,771
♦T-Mobile USA, Inc.
4.00%, due 4/15/22	13,045,000	13,493,422
6.836%, due 4/28/23	1,600,000	1,688,000

		64,667,923

Trucking & Leasing 0.5%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	4,705,000	4,928,487

Total Corporate Bonds (Cost $853,280,764)		860,346,441

Loan Assignments 7.7% (h)
Aerospace & Defense 0.1%
TransDigm, Inc. 2016 Extended Term Loan F 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 6/9/23	965,203	969,016
2016 Extended Term Loan F 4.332% (3-month USD-LIBOR-BBA + 3.00%), due 6/9/23	519,759	521,812

		1,490,828

Broadcast Services and Programming 0.3%
Midcontinent Communications New Term Loan B 3.488% (1-month USD-LIBOR-BBA + 2.25%), due 12/31/23	3,034,987	3,048,265

Buildings & Real Estate 0.8%
Mueller Water Products, Inc. 2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 11/25/21	3,363,250	3,383,221
2017 Term Loan B 3.832% (3-month USD-LIBOR-BBA + 2.50%), due 11/25/21	1,500,000	1,508,907

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Buildings & Real Estate (continued)
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 11/15/23	$2,977,500	$2,979,361

		7,871,489

Chemicals 0.5%
H.B. Fuller Co. 2017 Term Loan B 3.489% (1-month USD-LIBOR-BBA + 2.25%), due 10/12/24	5,500,000	5,529,463

Consumer Products 0.1%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 4.833% (3-month USD-LIBOR-BBA + 3.50%), due 9/26/24	1,500,000	1,464,845

Distribution & Wholesale 0.2%
Beacon Roofing Supply, Inc. Initial Term Loan TBD, due 8/23/24	2,000,000	2,011,666

Diversified Financial Services 0.6%
VFH Parent LLC Initial Term Loan B 5.061% (3-month USD-LIBOR-BBA + 3.75%), due 12/30/21	2,065,217	2,088,451
Jane Street Group LLC Initial Term Loans 5.813% (2-month USD-LIBOR-BBA + 4.50%), due 8/25/22	50,000	50,500
Initial Term Loans 5.88% (3-month USD-LIBOR-BBA + 4.50%), due 8/25/22	3,950,000	3,989,500
LPL Holdings, Inc. New Incremental Term Loan B 3.576% (3-month USD-LIBOR-BBA + 2.25%), due 9/23/24	250,000	250,547
New Incremental Term Loan B 3.728% (6-month USD-LIBOR-BBA + 2.25%), due 9/23/24	250,000	250,547

		6,629,545

Electronics 0.4%
Kemet Electronic Corp. Term Loan B 7.242% (1-month USD-LIBOR-BBA + 6.00%), due 4/26/24 (b)	3,950,000	3,989,500

	Principal Amount	Value
Environmental Controls 0.2%
Wrangler Buyer Corp. Term Loan B 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 9/27/24	$2,200,000	$2,216,106

Healthcare, Education & Childcare 0.1%
Press Ganey Holdings, Inc. Replacement Term Loan 4.242% (1-month USD-LIBOR-BBA + 3.00%), due 10/23/23	500,000	502,813

Hotels, Motels, Inns & Gaming 0.6%
CityCenter Holdings LLC 2017 Term Loan B 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 4/18/24	3,990,000	4,004,963
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.742% (1-month USD-LIBOR-BBA + 2.50%), due 11/30/23	1,985,000	1,997,406

		6,002,369

Household Products & Wares 0.6%
Prestige Brands, Inc. Term Loan B5 3.992% (1-month USD-LIBOR-BBA + 2.75%), due 1/26/24	3,579,538	3,596,877
Spectrum Brands, Inc. 2017 Term Loan B 3.241% (1-month USD-LIBOR-BBA + 2.00%), due 6/23/22	976,567	982,182
2017 Term Loan B 3.311% (3-month USD-LIBOR-BBA + 2.00%), due 6/23/22	915,453	920,717
2017 Term Loan B 3.312% (2-month USD-LIBOR-BBA + 2.00%), due 6/23/22	1,145,531	1,152,118

		6,651,894

Insurance 0.5%
MPH Acquisition Holdings LLC 2016 Term Loan B 4.333% (3-month USD-LIBOR-BBA + 3.00%), due 6/7/23	4,984,202	5,019,092

Internet 0.1%
Match Group, Inc. 2017 Term Loan B 3.809% (3-month USD-LIBOR-BBA + 2.50%), due 11/16/22	612,500	617,094

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Iron & Steel 0.3%
Big River Steel LLC Term Loan B 6.333% (3-month USD-LIBOR-BBA + 5.00%), due 8/23/23 (b)	$3,000,000	$3,052,500

Metals & Mining 0.3%
Neenah Foundry Co. (c)(i) 2016 Term Loan 7.772% (2-month USD-LIBOR-BBA + 6.50%), due 4/26/19	1,365,054	1,344,578
2016 Term Loan 7.812% (2-month USD-LIBOR-BBA + 6.50%), due 4/26/19	1,432,927	1,411,433

		2,756,011

Real Estate Investment Trusts 0.1%
♦Equinix, Inc. 2017 Term Loan B1 3.333% (3-month USD-LIBOR-BBA + 2.00%), due 1/9/23 (b)	738,750	741,520

Retail 1.2%
Bass Pro Group LLC Term Loan B 6.242% (1-month USD-LIBOR-BBA + 5.00%), due 9/25/24	8,785,000	8,535,181
♦Yum! Brands, Inc. Term Loan B 3.23% (1-month USD-LIBOR-BBA + 2.00%), due 6/16/23	3,482,500	3,499,912

		12,035,093

Semiconductors 0.5%
Micron Technology, Inc. Term Loan 3.39% (3-month USD-LIBOR-BBA + 2.00%), due 4/26/22	4,939,975	4,964,210

Software 0.2%
Donnelley Financial Solutions, Inc. New Term Loan B 4.23% (1-month USD-LIBOR-BBA + 3.00%), due 10/2/23 (b)	2,000,000	2,007,500

Total Loan Assignments (Cost $77,959,473)		78,601,803

Total Long-Term Bonds (Cost $953,483,234)		960,013,612

	Shares	Value
Common Stocks 0.4%†
Auto Parts & Equipment 0.0%‡
Exide Technologies (b)(c)(d)(i)(j)	256,017	$417,308

Oil, Gas & Consumable Fuels 0.4%
PetroQuest Energy, Inc. (j)	31,419	56,554
Stone Energy Corp. (c)(j)	130,766	3,847,136

		3,903,690

Total Common Stocks (Cost $4,989,399)		4,320,998

	Principal Amount
Short-Term Investment 4.7%
Money Market Funds 4.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96%	$47,903,097	47,903,097

Total Short-Term Investment (Cost $47,903,097)		47,903,097

Total Investments (Cost $1,006,375,730)	98.7%	1,012,237,707
Other Assets, Less Liabilities	1.3	12,911,293
Net Assets	100.0%	$1,025,149,000

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $16,560,000, which represented 1.6% of the Fund’s net assets. (Unaudited)

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $9,956,853, which represented 1.0% of the Fund’s net assets.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Issue in default.
(g)	Issue in non-accrual status.

(h)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(i)	Restricted security.

(j)	Non-income producing security.

The following abbreviation is used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London InterBank Offered Rate

TBD—To be determined

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$19,543,462	$1,521,906	$21,065,368
Corporate Bonds (c)	—	852,328,802	8,017,639	860,346,441
Loan Assignments (d)	—	68,810,783	9,791,020	78,601,803

Total Long-Term Bonds	—	940,683,047	19,330,565	960,013,612

Common Stocks (e)	3,903,690	—	417,308	4,320,998
Short-Term Investment
Money Market Fund	47,903,097	—	—	47,903,097

Total Investments in Securities	$51,806,787	$940,683,047	$19,747,873	$1,012,237,707

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,521,906 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $8,017,639 is held in Auto Parts & Equipment within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $3,989,500, $3,052,500, $741,520 and $2,007,500 are held in Electronics, Iron & Steel, Real Estate Investment Trusts and Software, respectively, within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 security valued at $417,308 is held in Auto Parts & Equipment within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2017 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$2,218,906	$33,672	$—	$(950,174)	$219,502	(b)	$—		$—	$—	$1,521,906	$(950,174)
Coporate Bonds
Auto Parts & Equipment	1,467,345	78,588	(112,808)	(788,746)	8,951,189	(b)	(1,577,929)		—	—	8,017,639	(940,539)
Oil & Gas	97,600	—	—	(97,600)	—		—		—	—	—	—
Loan Assignments
Aerospace & Defense	2,025,000	350	52,150	(45,000)	—		(2,032,500)		—	—	—	—
Electronics	—	7,353	1,427	150,720	3,880,000		(50,000	)(c)	—	—	3,989,500	150,720
Internet	686,766	1,047	898	(13,136)	—		(675,575	)(c)	—	—	—	—
Iron & Steel	—	852	—	81,648	2,970,000		—		—	—	3,052,500	81,648
Real Estate Investment Trust	—	50	4	4,311	739,030		(1,875	)(c)	—	—	741,520	4,311
Retail	478,837	85	2,110	(6,348)	—		(474,684	)(c)	—	—	—	—
Software	3,508,750	1,888	6,984	(10,122)	1,991,392		(3,491,392	)(c)	—	—	2,007,500	(10,122)
Common Stock
Auto Parts & Equipment	112,887	—	—	304,421	—		—		—	—	417,308	304,421

Total	$10,596,091	$123,885	$(49,235)	$(1,370,026)	$18,751,113		$(8,303,955)		$—	$—	$19,747,873	$(1,359,735)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include PIK securities.

(c)	Sales include principal reductions.

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $1,006,375,730)	$1,012,237,707
Receivables:
Interest	14,627,586
Investment securities sold	5,917,119
Fund shares sold	4,994,822
Other assets	48,350

Total assets	1,037,825,584

Liabilities
Payables:
Investment securities purchased	8,780,389
Fund shares redeemed	2,760,221
Manager (See Note 3)	559,484
NYLIFE Distributors (See Note 3)	115,542
Transfer agent (See Note 3)	78,043
Shareholder communication	61,159
Professional fees	14,293
Trustees	2,447
Custodian	2,338
Accrued expenses	9,656
Dividend payable	293,012

Total liabilities	12,676,584

Net assets	$1,025,149,000

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$102,872
Additional paid-in capital	1,024,945,724

1,025,048,596
Undistributed net investment income	99,329
Accumulated net realized gain (loss) on investments	(5,860,902)
Net unrealized appreciation (depreciation) on investments	5,861,977

Net assets	$1,025,149,000

Class A
Net assets applicable to outstanding shares	$341,055,863

Shares of beneficial interest outstanding	34,226,783

Net asset value per share outstanding	$9.96
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.27

Investor Class
Net assets applicable to outstanding shares	$5,564,294

Shares of beneficial interest outstanding	558,476

Net asset value per share outstanding	$9.96
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.27

Class C
Net assets applicable to outstanding shares	$51,738,040

Shares of beneficial interest outstanding	5,195,016

Net asset value and offering price per share outstanding	$9.96

Class I
Net assets applicable to outstanding shares	$626,616,802

Shares of beneficial interest outstanding	62,874,572

Net asset value and offering price per share outstanding	$9.97

Class R2
Net assets applicable to outstanding shares	$118,907

Shares of beneficial interest outstanding	11,940

Net asset value and offering price per share outstanding	$9.96

Class R3
Net assets applicable to outstanding shares	$55,094

Shares of beneficial interest outstanding	5,526

Net asset value and offering price per share outstanding	$9.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$43,914,388
Other income	878

Total income	43,915,266

Expenses
Manager (See Note 3)	5,448,211
Distribution/Service—Class A (See Note 3)	558,718
Distribution/Service—Investor Class (See Note 3)	16,696
Distribution/Service—Class C (See Note 3)	540,401
Distribution/Service—Class R2 (See Note 3)	288
Distribution/Service—Class R3 (See Note 3)	160
Transfer agent (See Note 3)	773,984
Registration	128,745
Shareholder communication	106,875
Professional fees	90,029
Trustees	20,764
Custodian	8,616
Shareholder service (See Note 3)	147
Miscellaneous	44,414

Total expenses	7,738,048

Net investment income (loss)	36,177,218

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,040,369
Net change in unrealized appreciation (depreciation) on investments	(1,662,160)

Net realized and unrealized gain (loss) on investments	4,378,209

Net increase (decrease) in net assets resulting from operations	$40,555,427

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$36,177,218	$30,111,292
Net realized gain (loss) on investments	6,040,369	(9,192,162)
Net change in unrealized appreciation (depreciation) on investments	(1,662,160)	19,190,243

Net increase (decrease) in net assets resulting from operations	40,555,427	40,109,373

Dividends to shareholders:
From net investment income:
Class A	(9,478,229)	(7,109,519)
Investor Class	(271,769)	(266,698)
Class C	(1,810,493)	(1,960,256)
Class I	(24,599,808)	(20,667,673)
Class R2	(4,703)	(2,241)
Class R3	(1,266)	(848)

Total dividends to shareholders	(36,166,268)	(30,007,235)

Capital share transactions:
Net proceeds from sale of shares	624,889,965	397,727,660
Net asset value of shares issued to shareholders in reinvestment of dividends	32,611,929	26,700,400
Cost of shares redeemed	(288,527,790)	(291,989,081)

Increase (decrease) in net assets derived from capital share transactions	368,974,104	132,438,979

Net increase (decrease) in net assets	373,363,263	142,541,117

Net Assets
Beginning of year	651,785,737	509,244,620

End of year	$1,025,149,000	$651,785,737

Undistributed net investment income at end of year	$99,329	$88,379

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,				December 17, 2012** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.42	0.50	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.23)	(0.07)	0.09

Total from investment operations	0.48	0.63	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.46)	(0.45)	(0.35)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.42)	(0.50)	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$9.96	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	4.90%	6.79%	2.36%	3.98%	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%	5.29%	4.70%	4.58%	4.49%††
Net expenses	1.04%	1.02%	1.00%	1.01%	1.05%††
Expenses (before waiver/reimbursement)	1.04%	1.02%	1.00%	1.01%	1.20%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$341,056	$163,500	$75,869	$71,206	$44,274

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.41	0.49	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.24)	(0.05)	0.09

Total from investment operations	0.47	0.62	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.41)	(0.49)	(0.45)	(0.44)	(0.33)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.49)	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$9.96	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	4.82%	6.67%	2.14%	3.97%	4.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.16%	5.18%	4.59%	4.48%	4.37%††
Net expenses	1.11%	1.13%	1.12%	1.12%	1.18%††
Expenses (before waiver/reimbursement)	1.11%	1.13%	1.12%	1.12%	1.33%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$5,564	$6,044	$4,525	$2,940	$1,399

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				December 17, 2012** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.76	$10.01	$10.09	$10.00

Net investment income (loss)	0.34	0.42	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.05	0.14	(0.25)	(0.06)	0.09

Total from investment operations	0.39	0.56	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.33)	(0.42)	(0.38)	(0.37)	(0.27)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.33)	(0.42)	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$9.96	$9.90	$9.76	$10.01	$10.09

Total investment return (a)	4.04%	5.99%	1.37%	3.12%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	4.43%	3.83%	3.73%	3.63%††
Net expenses	1.86%	1.88%	1.87%	1.87%	1.93%††
Expenses (before waiver/reimbursement)	1.86%	1.88%	1.87%	1.87%	2.08%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$51,738	$51,063	$38,884	$39,106	$14,291

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.44	0.53	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.13	(0.23)	(0.06)	0.08

Total from investment operations	0.51	0.66	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.44)	(0.53)	(0.49)	(0.48)	(0.36)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.44)	(0.53)	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$9.97	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	5.27%	7.05%	2.51%	4.34%	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.46%	5.53%	4.96%	4.85%	4.59%††
Net expenses	0.79%	0.77%	0.75%	0.76%	0.80%††
Expenses (before waiver/reimbursement)	0.79%	0.77%	0.75%	0.76%	0.95%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$626,617	$431,040	$389,912	$285,259	$130,529

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,				December 17, 2012** through October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.41	0.47	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.16	(0.22)	(0.08)	0.07

Total from investment operations	0.47	0.63	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.41)	(0.50)	(0.45)	(0.44)	(0.34)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.50)	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$9.96	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	4.80%	6.69%	2.26%	3.87%	4.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	5.19%	4.60%	4.48%	4.14%††
Net expenses	1.14%	1.12%	1.10%	1.11%	1.15%††
Expenses (before waiver/reimbursement)	1.14%	1.12%	1.10%	1.11%	1.30%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$119	$111	$55	$49	$26

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,	February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$9.91	$9.23

Net investment income (loss)	0.38	0.32
Net realized and unrealized gain (loss) on investments	0.06	0.67

Total from investment operations	0.44	0.99

Less dividends:
From net investment income	(0.38)	(0.31)

Net asset value at end of period	$9.97	$9.91

Total investment return (a)	4.54%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86%	4.84%††
Net expenses	1.39%	1.37%††
Portfolio turnover rate	57%	50%
Net assets at end of period (in 000’s)	$55	$28

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

26	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. The inception date of all share classes except R3 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

27

Notes to Financial Statements (continued)

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent

28	MainStay Short Duration High Yield Fund

pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, the Fund held loan assignments categorized as Level 3 securities with a value of $9,791,020 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed

29

Notes to Financial Statements (continued)

from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2017, the Fund did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example,

the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2017, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  High-Yield Securities Risk.  The Fund primarily invests in high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than

30	MainStay Short Duration High Yield Fund

investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $5,448,211.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R2	$115
Class R3	32

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $26,531 and $4,304, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $14,262 and $29,096, respectively.

31

Notes to Financial Statements (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$198,613
Investor Class	10,895
Class C	88,107
Class I	476,244
Class R2	97
Class R3	28

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$3,919,293	1.1%
Class R2	30,989	26.1
Class R3	28,964	52.6

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,006,390,444	$14,414,904	$(8,567,641)	$5,847,263

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$715,718	$(5,846,188)	$(616,389)	$5,847,263	$100,404

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to defaulted bond income accruals.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $5,846,188 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$438	$5,408

The Fund utilized $5,584,625 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$36,166,268	$30,007,235

Note 5–Restricted Securities

As of October 31, 2017, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/17 Value	Percent of Net Assets
Exide Technologies, Inc. Common Stock	4/30/17-5/24/17	256,017	$174,105	$417,308	0.0	%‡
Neenah Foundry Co. 2016 Term Loan Loan Assignment 7.772%-7.812% due 4/26/19	12/8/16	$2,797,981	2,781,964	2,756,011	0.3
Total			$2,956,069	$3,173,319	0.3%

‡	Less than one-tenth of a percent.

32	MainStay Short Duration High Yield Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities

(in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $792,110 and $445,907, respectively.

The Fund may purchase securities from or sell to other funds managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. During the year ended October 31, 2017, such purchases were $286.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	25,493,101	$254,036,495
Shares issued to shareholders in reinvestment of dividends and distributions	901,115	8,962,095
Shares redeemed	(7,620,561)	(75,874,248)

Net increase (decrease) in shares outstanding before conversion	18,773,655	187,124,342
Shares converted into Class A (See Note 1)	284,075	2,836,267
Shares converted from Class A (See Note 1)	(1,343,513)	(13,405,887)

Net increase (decrease)	17,714,217	$176,554,722

Year ended October 31, 2016:
Shares sold	14,744,637	$140,994,998
Shares issued to shareholders in reinvestment of dividends and distributions	681,447	6,553,835
Shares redeemed	(6,619,653)	(63,820,637)

Net increase (decrease) in shares outstanding before conversion	8,806,431	83,728,196
Shares converted into Class A (See Note 1)	153,930	1,489,775
Shares converted from Class A (See Note 1)	(216,376)	(2,096,150)

Net increase (decrease)	8,743,985	$83,121,821

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	261,945	$2,606,006
Shares issued to shareholders in reinvestment of dividends and distributions	26,429	262,665
Shares redeemed	(106,669)	(1,061,881)

Net increase (decrease) in shares outstanding before conversion	181,705	1,806,790
Shares converted into Investor Class (See Note 1)	50,524	502,623
Shares converted from Investor Class (See Note 1)	(284,240)	(2,836,267)

Net increase (decrease)	(52,011)	$(526,854)

Year ended October 31, 2016:
Shares sold	334,775	$3,207,229
Shares issued to shareholders in reinvestment of dividends and distributions	26,646	256,025
Shares redeemed	(100,533)	(956,662)

Net increase (decrease) in shares outstanding before conversion	260,888	2,506,592
Shares converted into Investor Class (See Note 1)	40,302	390,413
Shares converted from Investor Class (See Note 1)	(153,986)	(1,489,775)

Net increase (decrease)	147,204	$1,407,230

33

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,770,175	$17,581,520
Shares issued to shareholders in reinvestment of dividends and distributions	157,844	1,568,184
Shares redeemed	(1,874,836)	(18,651,966)

Net increase (decrease) in shares outstanding before conversion	53,183	497,738
Shares converted from Class C (See Note 1)	(17,849)	(178,009)

Net increase (decrease)	35,334	$319,729

Year ended October 31, 2016:
Shares sold	2,551,681	$24,478,271
Shares issued to shareholders in reinvestment of dividends and distributions	168,947	1,623,397
Shares redeemed	(1,534,500)	(14,687,553)

Net increase (decrease) in shares outstanding before conversion	1,186,128	11,414,115
Shares converted from Class C (See Note 1)	(8,790)	(85,778)

Net increase (decrease)	1,177,338	$11,328,337

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	35,218,898	$350,624,032
Shares issued to shareholders in reinvestment of dividends and distributions	2,193,515	21,813,016
Shares redeemed	(19,374,629)	(192,926,475)

Net increase (decrease) in shares outstanding before conversion	18,037,784	179,510,573
Shares converted into Class I (See Note 1)	1,309,541	13,081,273

Net increase (decrease)	19,347,325	$192,591,846

Year ended October 31, 2016:
Shares sold	23,813,337	$228,947,127
Shares issued to shareholders in reinvestment of dividends and distributions	1,898,941	18,264,054
Shares redeemed	(22,285,115)	(212,503,333)

Net increase (decrease) in shares outstanding before conversion	3,427,163	34,707,848
Shares converted into Class I (See Note 1)	184,853	1,791,515

Net increase (decrease)	3,612,016	$36,499,363

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,599	$15,912
Shares issued to shareholders in reinvestment of dividends and distributions	474	4,703
Shares redeemed	(1,329)	(13,220)

Net increase (decrease)	744	$7,395

Year ended October 31, 2016:
Shares sold	7,559	$75,035
Shares issued to shareholders in reinvestment of dividends and distributions	233	2,241
Shares redeemed	(2,197)	(20,896)

Net increase (decrease)	5,595	$56,380

Class R3	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,603	$26,000
Shares issued to shareholders in reinvestment of dividends and distributions	127	1,266

Net increase (decrease)	2,730	$27,266

Period ended October 31, 2016 (a):
Shares sold	2,709	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	87	848

Net increase (decrease)	2,796	$25,848

(a)	Inception date was February 29, 2016.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay Short Duration High Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Short Duration High Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Short Duration High Yield Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

35

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355
Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay Short Duration High Yield Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

38	MainStay Short Duration High Yield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717395 MS286-17	MSSHY11-12/17 (NYLIM) NL232

MainStay Cornerstone Growth Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	20.85 27.88%	10.64 11.89%	5.50 6.10%	1.16 1.16%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	20.53 27.54	9.58 10.88	N/A N/A	1.35 1.35
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	21.61 26.61	9.77 10.06	N/A N/A	2.10 2.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	25.62 26.62	10.05 10.05	N/A N/A	2.10 2.10
Class I Shares	No Sales Charge		11/2/2009	28.16	12.17	12.06	0.98
Class R2 Shares	No Sales Charge		1/18/2013	27.72	10.97	N/A	1.24

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Growth Index[4]	29.71%	16.83%	9.13%
S&P 500® Index[5]	23.63	15.18	7.51
Morningstar Large Growth Category Average[6]	26.56	15.09	7.47

4.	The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,131.80	$5.64	$1,019.90	$5.35	1.05%

Investor Class Shares	$1,000.00	$1,130.00	$7.09	$1,018.60	$6.72	1.32%

Class B Shares	$1,000.00	$1,126.10	$11.15	$1,014.70	$10.56	2.08%

Class C Shares	$1,000.00	$1,125.70	$11.14	$1,014.70	$10.56	2.08%

Class I Shares	$1,000.00	$1,132.90	$4.30	$1,021.20	$4.08	0.80%

Class R2 Shares	$1,000.00	$1,131.20	$6.12	$1,019.50	$5.80	1.14%

1	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

Software	9.8%
IT Services	8.6
Internet Software & Services	8.2
Technology Hardware, Storage & Peripherals	8.0
Semiconductors & Semiconductor Equipment	6.1
Health Care Providers & Services	5.2
Internet & Direct Marketing Retail	5.2
Hotels, Restaurants & Leisure	4.2
Aerospace & Defense	4.0
Biotechnology	3.7
Beverages	3.5
Specialty Retail	3.5
Capital Markets	3.0
Equity Real Estate Investment Trusts	2.1
Machinery	2.1
Media	1.8
Life Sciences Tools & Services	1.7
Auto Components	1.3
Banks	1.3
Industrial Conglomerates	1.3
Oil, Gas & Consumable Fuels	1.3
Chemicals	1.2
Textiles, Apparel & Luxury Goods	1.1
Household Durables	1.0
Insurance	1.0

Tobacco	1.0%
Containers & Packaging	0.7
Diversified Consumer Services	0.7
Electronic Equipment, Instruments & Components	0.7
Independent Power & Renewable Electricity Producers	0.7
Automobiles	0.6
Food Products	0.6
Pharmaceuticals	0.6
Professional Services	0.6
Health Care Equipment & Supplies	0.5
Metals & Mining	0.5
Personal Products	0.4
Trading Companies & Distributors	0.4
Commercial Services & Supplies	0.3
Diversified Telecommunication Services	0.3
Multiline Retail	0.3
Airlines	0.2
Building Products	0.2
Health Care Technology	0.2
Leisure Products	0.2
Air Freight & Logistics	0.1
Road & Rail	0.1
Food & Staples Retailing	0.0 ‡
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2017 (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	UnitedHealth Group, Inc.

7.	Visa, Inc., Class A

8.	AbbVie, Inc.

9.	Boeing Co.

10.	PepsiCo., Inc.

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned 27.88% for Class A shares, 27.54% for Investor Class shares, 26.61% for Class B shares and 26.62% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 28.16% and Class R2 shares returned 27.72%. For the 12 months ended October 31, 2017, all share classes underperformed the 29.71% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark, but outperformed the 23.63% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. Over the same period, all share classes outperformed the 26.56% return of the Morningstar Large Growth Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the Russell 1000® Growth Index resulted primarily from stock selection. Allocation effects—the effects of being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—detracted modestly from relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index came from industrials and telecommunication services. (Contributions take weightings and total returns into account.) In both sectors, stock selection was the main driver of positive contributions to relative performance. An overweight position in the outperforming information technology sector also made a modest positive contribution to the Fund’s relative performance.

The weakest sector contributions to the Fund’s relative performance came from consumer discretionary and financials. In both cases, stock selection detracted from the Fund’s relative performance. An overweight position relative to the Russell 1000® Growth Index in the underperforming energy sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was technology company Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. Software company Microsoft was also among the strongest contributors, benefiting from solid earnings and revenue growth. E-commerce giant Amazon.com also performed well, led by strong growth of its online retail platform and its web services business.

On an absolute basis, the Fund’s weakest performer was Akamai Technologies, which optimizes and secures content and business applications over the Internet. The stock fell on declining trends in the media segment of the company’s business. Brinker International, an owner and operator of casual dining restaurants such as the Chili’s franchise, came under pressure because of slowing sales. Shares of pharmaceutical company United Therapeutics declined because of continued pressure from generic drug competition.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund entered into new positions in industrial equipment company Caterpillar and health care benefits provider Cigna. The Fund established overweight positions relative to the benchmark in both of these securities. Strong earnings and cash flows were the main drivers behind the Caterpillar purchase. Cigna has displayed improving earnings and price trends, and we believed that the stock was reasonably valued.

The Fund exited positions in medical technology company Becton Dickinson and network software application developer F5 Networks during the reporting period. The Fund sold both companies because of deteriorating earnings trends and valuations that our investment process found less than compelling.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the Russell 1000® Growth Index in the financials and utilities sectors. Over the same period, the Fund modestly reduced its weightings relative to the benchmark in the telecommunication services and materials sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund’s most substantially overweight sectors relative to the Russell 1000® Growth Index were information technology and consumer discretionary. As of the same date, the Fund held modestly underweight positions relative to the Index in the industrials and materials sectors.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Large Growth Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 98.8%†
Aerospace & Defense 4.0%
♦Boeing Co.	41,629	$10,739,449
Huntington Ingalls Industries, Inc.	16,855	3,924,350
Lockheed Martin Corp.	16,814	5,181,402
Northrop Grumman Corp.	8,295	2,451,421
Spirit AeroSystems Holdings, Inc., Class A	42,748	3,424,115

		25,720,737

Air Freight & Logistics 0.1%
United Parcel Service, Inc., Class B	6,580	773,347

Airlines 0.2%
Copa Holdings S.A., Class A	3,928	483,890
Southwest Airlines Co.	16,329	879,480

		1,363,370

Auto Components 1.3%
Delphi Automotive PLC	46,136	4,584,996
Lear Corp.	22,698	3,985,542

		8,570,538

Automobiles 0.6%
Tesla, Inc. (a)	6,648	2,204,012
Thor Industries, Inc.	14,596	1,988,267

		4,192,279

Beverages 3.5%
Coca-Cola Co.	145,371	6,684,159
Constellation Brands, Inc., Class A	24,821	5,438,033
♦PepsiCo., Inc.	93,711	10,329,763

		22,451,955

Biotechnology 3.7%
♦AbbVie, Inc.	119,612	10,794,983
Amgen, Inc.	18,755	3,286,251
Biogen, Inc. (a)	18	5,610
Celgene Corp. (a)	30,441	3,073,628
Gilead Sciences, Inc.	88,983	6,670,166
OPKO Health, Inc. (a)	40,725	274,079

		24,104,717

Building Products 0.2%
Owens Corning	13,440	1,111,354

Capital Markets 3.0%
Ameriprise Financial, Inc.	20,829	3,260,572
Lazard, Ltd., Class A	82,185	3,907,075
Legg Mason, Inc.	16,819	642,149
LPL Financial Holdings, Inc.	70,378	3,491,453
S&P Global, Inc.	32,165	5,032,857

	Shares	Value
Capital Markets (continued)
State Street Corp.	35,677	$3,282,284

		19,616,390

Chemicals 1.2%
CF Industries Holdings, Inc.	336	12,761
Chemours Co.	72,243	4,089,676
DowDuPont, Inc.	9,203	665,469
LyondellBasell Industries N.V., Class A	21,258	2,200,841
Olin Corp.	23,539	859,880

		7,828,627

Commercial Services & Supplies 0.3%
KAR Auction Services, Inc.	39,759	1,881,794

Containers & Packaging 0.7%
Berry Global Group, Inc. (a)	65,575	3,898,434
Silgan Holdings, Inc.	15,258	446,296

		4,344,730

Diversified Consumer Services 0.7%
H&R Block, Inc.	133,532	3,303,582
Service Corporation International	44,671	1,584,033

		4,887,615

Diversified Telecommunication Services 0.3%
Verizon Communications, Inc.	34,606	1,656,589

Electronic Equipment, Instruments & Components 0.7%
Jabil, Inc.	18,517	523,661
Zebra Technologies Corp., Class A (a)	33,805	3,921,042

		4,444,703

Equity Real Estate Investment Trusts 2.1%
American Tower Corp.	45,864	6,589,281
Iron Mountain, Inc.	16,101	644,040
Outfront Media, Inc.	34,833	816,834
Public Storage	4,034	836,046
SBA Communications Corp. (a)	29,026	4,562,307

		13,448,508

Food & Staples Retailing 0.0%‡
Costco Wholesale Corp.	1,253	201,833

Food Products 0.6%
Pilgrim’s Pride Corp. (a)	119,719	3,804,670

Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	33,166	2,138,212
Cooper Cos., Inc.	1,688	405,559
Intuitive Surgical, Inc. (a)	2,809	1,054,386

		3,598,157

10	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 5.2%
Centene Corp. (a)	38,448	$3,601,424
Cigna Corp.	29,508	5,819,568
Express Scripts Holding Co. (a)	5,198	318,586
Humana, Inc.	21,158	5,402,695
♦UnitedHealth Group, Inc.	66,579	13,996,237
WellCare Health Plans, Inc. (a)	22,332	4,415,930

		33,554,440

Health Care Technology 0.2%
Cerner Corp. (a)	21,794	1,471,531

Hotels, Restaurants & Leisure 4.2%
Darden Restaurants, Inc.	48,089	3,956,282
Extended Stay America, Inc.	74,689	1,480,336
Hilton Worldwide Holdings, Inc.	9,555	690,635
Las Vegas Sands Corp.	72,410	4,589,346
Marriott International, Inc., Class A	2,585	308,856
McDonald’s Corp.	36,210	6,043,811
Royal Caribbean Cruises, Ltd.	4,339	537,038
Starbucks Corp.	11,059	606,476
Wyndham Worldwide Corp.	30,074	3,213,407
Wynn Resorts, Ltd.	27,633	4,075,591
Yum China Holdings, Inc. (a)	16,294	657,463
Yum! Brands, Inc.	17,861	1,329,751

		27,488,992

Household Durables 1.0%
NVR, Inc. (a)	1,346	4,416,724
PulteGroup, Inc.	67,211	2,031,789

		6,448,513

Independent Power & Renewable Electricity Producers 0.7%
Calpine Corp. (a)	77,182	1,153,099
NRG Energy, Inc.	137,964	3,449,100

		4,602,199

Industrial Conglomerates 1.3%
3M Co.	35,349	8,136,986

Insurance 1.0%
Aon PLC	6,604	947,212
Athene Holding, Ltd., Class A (a)	52,060	2,713,888
First American Financial Corp.	2,375	129,247
Progressive Corp.	50,131	2,438,873

		6,229,220

Internet & Direct Marketing Retail 5.2%
♦Amazon.com, Inc. (a)	20,397	22,544,396
Expedia, Inc.	26,662	3,323,685
Liberty Interactive Corp. QVC Group, Class A (a)	160,947	3,656,716
Netflix, Inc. (a)	12,270	2,410,196

	Shares	Value
Internet & Direct Marketing Retail (continued)
Priceline Group, Inc. (a)	873	$1,669,141

		33,604,134

Internet Software & Services 8.2%
♦Alphabet, Inc. (a)
Class A	14,602	15,084,450
Class C	14,641	14,884,626
♦Facebook, Inc., Class A (a)	121,222	21,827,233
IAC / InterActiveCorp (a)	2,806	362,114
VeriSign, Inc. (a)	9,997	1,074,878

		53,233,301

IT Services 8.6%
Accenture PLC, Class A	39,137	5,571,543
Alliance Data Systems Corp.	17,654	3,949,729
Cognizant Technology Solutions Corp., Class A	20,999	1,588,994
CoreLogic, Inc. (a)	44,452	2,084,799
Euronet Worldwide, Inc. (a)	17,250	1,667,040
First Data Corp., Class A (a)	192,834	3,434,373
Genpact, Ltd.	48,719	1,483,494
International Business Machines Corp.	42,026	6,474,526
Mastercard, Inc., Class A	48,252	7,178,450
PayPal Holdings, Inc. (a)	72,863	5,286,939
Total System Services, Inc.	30,471	2,195,436
Vantiv, Inc., Class A (a)	55,885	3,911,950
♦Visa, Inc., Class A	100,702	11,075,206

		55,902,479

Leisure Products 0.2%
Polaris Industries, Inc.	9,161	1,084,937

Life Sciences Tools & Services 1.7%
Charles River Laboratories International, Inc. (a)	33,474	3,892,692
Mettler-Toledo International, Inc. (a)	2,145	1,464,241
VWR Corp. (a)	49,302	1,631,896
Waters Corp. (a)	21,977	4,308,591

		11,297,420

Machinery 2.1%
Caterpillar, Inc.	52,859	7,178,252
Cummins, Inc.	14,411	2,549,018
Oshkosh Corp.	40,706	3,727,041

		13,454,311

Media 1.8%
Comcast Corp., Class A	160,217	5,772,619
Lions Gate Entertainment Corp., Class A (a)	289	8,387
Live Nation Entertainment, Inc. (a)	86,066	3,767,969
Walt Disney Co.	20,210	1,976,740

		11,525,715

Metals & Mining 0.5%
Freeport-McMoRan, Inc. (a)	249,554	3,488,765

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

	Shares	Value
Common Stocks (continued)
Multiline Retail 0.3%
Nordstrom, Inc.	43,399	$1,720,770

Oil, Gas & Consumable Fuels 1.3%
HollyFrontier Corp.	96,473	3,564,678
ONEOK, Inc.	57,733	3,133,170
Valero Energy Corp.	22,061	1,740,392

		8,438,240

Personal Products 0.4%
Nu Skin Enterprises, Inc., Class A	45,896	2,919,445

Pharmaceuticals 0.6%
Akorn, Inc. (a)	52,411	1,707,026
Eli Lilly & Co.	22,661	1,856,843
Johnson & Johnson	2,313	322,455

		3,886,324

Professional Services 0.6%
Robert Half International, Inc.	76,135	3,941,509

Road & Rail 0.1%
Union Pacific Corp.	7,758	898,299

Semiconductors & Semiconductor Equipment 6.1%
Applied Materials, Inc.	122,265	6,899,414
Broadcom, Ltd.	13,756	3,630,346
First Solar, Inc. (a)	70,319	3,854,888
Lam Research Corp.	26,980	5,627,219
Micron Technology, Inc. (a)	129,434	5,735,220
NVIDIA Corp.	20,079	4,152,538
ON Semiconductor Corp. (a)	203,900	4,347,148
Qorvo, Inc. (a)	50,724	3,845,386
Texas Instruments, Inc.	13,345	1,290,328

		39,382,487

Software 9.8%
Activision Blizzard, Inc.	66,700	4,368,183
Adobe Systems, Inc. (a)	14,133	2,475,536
CA, Inc.	88,352	2,860,838
Citrix Systems, Inc. (a)	3,882	320,692
Dell Technologies, Inc., Class V (a)	10,492	868,423
Electronic Arts, Inc. (a)	43,972	5,259,051
Fortinet, Inc. (a)	51,057	2,012,156
♦Microsoft Corp.	428,855	35,672,159
Oracle Corp.	82,052	4,176,447
Red Hat, Inc. (a)	9,067	1,095,566
Take-Two Interactive Software, Inc. (a)	38,144	4,220,633

		63,329,684

	Shares	Value
Specialty Retail 3.5%
Best Buy Co., Inc.	62,110	$3,476,918
Burlington Stores, Inc. (a)	20,352	1,910,849
Gap, Inc.	85,561	2,223,730
Home Depot, Inc.	49,797	8,255,347
Lowe’s Cos., Inc.	83,899	6,707,725

		22,574,569

Technology Hardware, Storage & Peripherals 8.0%
♦Apple, Inc.	285,366	48,238,269
Western Digital Corp.	39,128	3,492,956

		51,731,225

Textiles, Apparel & Luxury Goods 1.1%
Carter’s, Inc.	11,282	1,091,308
Michael Kors Holdings, Ltd. (a)	72,827	3,554,686
NIKE, Inc., Class B	2,628	144,514
Ralph Lauren Corp.	7,143	638,798
Tapestry, Inc.	49,402	2,023,012

		7,452,318

Tobacco 1.0%
Altria Group, Inc.	45,445	2,918,478
Philip Morris International, Inc.	32,147	3,363,862

		6,282,340

Trading Companies & Distributors 0.4%
United Rentals, Inc. (a)	19,131	2,706,654

Total Common Stocks (Cost $492,478,682)		640,788,720

Exchange-Traded Funds 1.3%
Banks 1.3%
iShares Russell 1000 Growth ETF	62,761	8,156,420

Total Exchange-Traded Funds (Cost $7,315,273)		8,156,420

Total Investments (Cost $499,793,955)	100.1%	648,945,140
Other Assets, Less Liabilities	(0.1)	(719,230)
Net Assets	100.0%	$648,225,910

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$640,788,720	$—	$—	$640,788,720
Exchange-Traded Funds	8,156,420	—	—	8,156,420

Total Investments in Securities	$648,945,140	$—	$—	$648,945,140

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $499,793,955)	$648,945,140
Cash	10,425
Receivables:
Dividends and interest	309,881
Fund shares sold	70,603
Other assets	20,488

Total assets	649,356,537

Liabilities
Payables:
Fund shares redeemed	453,673
Manager (See Note 3)	370,475
NYLIFE Distributors (See Note 3)	138,618
Transfer agent (See Note 3)	90,089
Shareholder communication	56,351
Professional fees	10,348
Trustees	1,522
Custodian	1,173
Accrued expenses	8,378

Total liabilities	1,130,627

Net assets	$648,225,910

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,006
Additional paid-in capital	475,798,053

475,817,059
Accumulated net realized gain (loss) on investments	23,257,666
Net unrealized appreciation (depreciation) on investments	149,151,185

Net assets	$648,225,910

Class A
Net assets applicable to outstanding shares	$391,244,986

Shares of beneficial interest outstanding	11,447,020

Net asset value per share outstanding	$34.18
Maximum sales charge (5.50% of offering price)	1.99

Maximum offering price per share outstanding	$36.17

Investor Class
Net assets applicable to outstanding shares	$134,866,942

Shares of beneficial interest outstanding	3,987,905

Net asset value per share outstanding	$33.82
Maximum sales charge (5.50% of offering price)	1.97

Maximum offering price per share outstanding	$35.79

Class B
Net assets applicable to outstanding shares	$30,063,509

Shares of beneficial interest outstanding	927,446

Net asset value and offering price per share outstanding	$32.42

Class C
Net assets applicable to outstanding shares	$4,884,415

Shares of beneficial interest outstanding	150,720

Net asset value and offering price per share outstanding	$32.41

Class I
Net assets applicable to outstanding shares	$87,114,547

Shares of beneficial interest outstanding	2,491,651

Net asset value and offering price per share outstanding	$34.96

Class R2
Net assets applicable to outstanding shares	$51,511

Shares of beneficial interest outstanding	1,516

Net asset value and offering price per share outstanding (a)	$33.97

(a)	The difference between the recalculated and stated NAV was caused by rounding.

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends	$8,647,998
Other income	612
Interest	313

Total income	8,648,923

Expenses
Manager (See Note 3)	3,972,419
Distribution/Service—Class A (See Note 3)	718,245
Distribution/Service—Investor Class (See Note 3)	499,660
Distribution/Service—Class B (See Note 3)	315,689
Distribution/Service—Class C (See Note 3)	46,367
Distribution/Service—Class R2 (See Note 3)	111
Transfer agent (See Note 3)	1,095,931
Registration	101,433
Shareholder communication	100,295
Professional fees	56,586
Trustees	14,017
Custodian	9,832
Shareholder service (See Note 3)	44
Miscellaneous	70,890

Total expenses	7,001,519

Net investment income (loss)	1,647,404

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	24,806,925
Net change in unrealized appreciation (depreciation) on investments	114,483,485

Net realized and unrealized gain (loss) on investments	139,290,410

Net increase (decrease) in net assets resulting from operations	$140,937,814

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,647,404	$(1,745,963)
Net realized gain (loss) on investments	24,806,925	53,940,558
Net change in unrealized appreciation (depreciation) on investments	114,483,485	(101,445,617)

Net increase (decrease) in net assets resulting from operations	140,937,814	(49,251,022)

Distributions to shareholders:
From net realized gain on investments:
Class A	(21,211,356)	(20,348,579)
Investor Class	(16,559,321)	(15,624,162)
Class B	(2,859,677)	(3,095,416)
Class C	(403,391)	(375,644)
Class I	(1,207,539)	(36,246,917)
Class R2	(3,185)	(2,393)

Total distributions to shareholders	(42,244,469)	(75,693,111)

Capital share transactions:
Net proceeds from sale of shares	82,760,179	65,959,219
Net asset value of shares issued to shareholders in reinvestment of distributions	41,774,568	75,064,335
Cost of shares redeemed	(90,253,854)	(600,358,292)

Increase (decrease) in net assets derived from capital share transactions	34,280,893	(459,334,738)

Net increase (decrease) in net assets	132,974,238	(584,278,871)

Net Assets
Beginning of year	515,251,672	1,099,530,543

End of year	$648,225,910	$515,251,672

Distributions in excess of net investment income at end of year	$—	$(1,744,952)

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,					July 1, 2013 through October 31,		Year ended June 30,
Class A	2017	2016		2015	2014	2013***		2013
Net asset value at beginning of period	$29.07	$32.33		$33.75	$32.09	$29.72		$29.41

Net investment income (loss) (a)	0.12	(0.04)		(0.12)	(0.09)	(0.01)		0.10
Net realized and unrealized gain (loss) on investments	7.39	(0.97)		1.68	3.35	3.88		2.57

Total from investment operations	7.51	(1.01)		1.56	3.26	3.87		2.67

Less dividends and distributions:
From net investment income	—	—		—	(0.02)	—		(0.06)
From net realized gain on investments	(2.40)	(2.25)		(2.98)	(1.58)	(1.50)		(2.30)

Total dividends and distributions	(2.40)	(2.25)		(2.98)	(1.60)	(1.50)		(2.36)

Net asset value at end of period	$34.18	$29.07		$32.33	$33.75	$32.09		$29.72

Total investment return (b)	27.88%	(3.39%)		4.83%	10.74%	13.40%		9.64%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.39%	(0.15%)		(0.38%)	(0.34%)	(0.23	%)††	0.32%
After expense waivers and reimbursements	0.39%	(0.14	%)(c)	(0.36%)	(0.30%)	(0.14	%)††	0.34%
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.09%	1.16%		1.19%	1.21%	1.26	% ††	1.21%
After waivers/reimbursements of expenses	1.09%	1.15	% (d)	1.17%	1.17%	1.17	% ††	1.19%
Portfolio turnover rate	139%	137%		118%	88%	36%		98%
Net assets at end of period (in 000’s)	$391,245	$260,670		$294,445	$298,913	$316,746		$272,378

***	The Fund changed its fiscal year end from June 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013** through June 30,
Investor Class	2017	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$28.86	$32.17	$33.64	$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	0.06	(0.10)	(0.16)	(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	7.30	(0.96)	1.67	3.35	3.87		0.47

Total from investment operations	7.36	(1.06)	1.51	3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$33.82	$28.86	$32.17	$33.64	$32.01		$29.64

Total investment return (b)	27.54%	(3.60%)	4.72%	10.58%	13.44%		1.51	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	(0.34%)	(0.51%)	(0.43%)	(0.01	%)††	(0.25	%)††
Net expenses	1.35%	1.35%	1.32%	1.30%	1.05	% ††	1.77	% ††
Portfolio turnover rate	139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$134,867	$200,772	$224,402	$239,712	$245,125		$233,120

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class B	2017	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$27.95	$31.45	$33.18	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.16)	(0.30)	(0.40)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	7.03	(0.95)	1.65	3.32	3.85		0.47

Total from investment operations	6.87	(1.25)	1.25	2.95	3.77		0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$32.42	$27.95	$31.45	$33.18	$31.81		$29.54

Total investment return (b)	26.61%	(4.30%)	3.91%	9.79%	13.14%		1.16	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56%)	(1.09%)	(1.26%)	(1.17%)	(0.76	%)††	(0.99	%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$30,064	$33,468	$43,403	$51,495	$59,371		$55,524

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class C	2017	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$27.94	$31.44	$33.17	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.17)	(0.31)	(0.39)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	7.04	(0.94)	1.64	3.31	3.85		0.47

Total from investment operations	6.87	(1.25)	1.25	2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$32.41	$27.94	$31.44	$33.17	$31.81		$29.54

Total investment return (b)	26.62%	(4.34%)	3.94%	9.76%	13.14%		1.16	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58%)	(1.10%)	(1.25%)	(1.19%)	(0.76	%)††	(1.00	%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$4,884	$4,831	$5,265	$4,880	$4,325		$3,851

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				July 1, 2013 through October 31,		Year ended June 30,
Class I	2017	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$29.62	$32.83	$34.14	$32.44	$30.01		$29.63

Net investment income (loss) (a)	0.20	(0.02)	(0.04)	(0.02)	0.01		0.17
Net realized and unrealized gain (loss) on investments	7.54	(0.94)	1.71	3.39	3.92		2.61

Total from investment operations	7.74	(0.96)	1.67	3.37	3.93		2.78

Less dividends and distributions:
From net investment income	—	—	—	(0.09)	—		(0.10)
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		(2.30)

Total dividends and distributions	(2.40)	(2.25)	(2.98)	(1.67)	(1.50)		(2.40)

Net asset value at end of period	$34.96	$29.62	$32.83	$34.14	$32.44		$30.01

Total investment return (b)	28.16%	(3.17%)	5.12%	11.00%	13.51%		9.91%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.62%	(0.12%)	(0.13%)	(0.09%)	0.04	% ††	0.55%
After expense waivers and reimbursements	0.62%	(0.07%)	(0.11%)	(0.05%)	0.11	% ††	0.58%
Ratios of expenses to average net assets:
Before waivers/reimbursements	0.83%	0.98%	0.94%	0.96%	0.99	% ††	1.00%
After waivers/reimbursements of	0.83%	0.92%	0.92%	0.92%	0.92	% ††	0.97%
Portfolio turnover rate	139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$87,115	$15,473	$531,981	$559,776	$569,795		$450,402

***	The Fund changed its fiscal year end from June 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class R2	2017	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$28.94	$32.22	$33.68	$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	0.09	(0.06)	(0.15)	(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	7.34	(0.97)	1.67	3.36	3.88		0.47

Total from investment operations	7.43	(1.03)	1.52	3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$33.97	$28.94	$32.22	$33.68	$32.04		$29.70

Total investment return (b)	27.72%	(3.46%)	4.72%	10.60%	13.30%		1.71	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	(0.23%)	(0.48%)	(0.44%)	(0.37	%)††	0.23	%††
Net expenses	1.19%	1.24%	1.29%	1.31%	1.39	% ††	1.30	%††
Portfolio turnover rate	139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$52	$38	$34	$32	$29		$25

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently has eight classes of shares registered for sale. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account until February 28, 2017. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”)

20	MainStay Cornerstone Growth Fund

to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it

21

Notes to Financial Statements (continued)

would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the

22	MainStay Cornerstone Growth Fund

repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor. Prior to July 29, 2016, Cornerstone Capital Management LLC served as Subadvisor to the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A and Class I shares do not exceed 1.34% and 1.09% of average daily net assets, respectively. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers may be discontinued at any time without notice.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $3,972,419.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

23

Notes to Financial Statements (continued)

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manage, its affiliates or independent third-party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the year ended October 31, 2017, shareholder service fees incurred by the Fund were as follows:

Class R2	$44

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,564 and $22,821, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $4,234, $8, $49,650 and $667, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$250,977
Investor Class	679,925
Class B	108,821
Class C	16,029
Class I	40,140
Class R2	39

(E)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$41,146	79.9%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$499,874,864	$154,019,059	$(4,948,783)	$149,070,276

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$14,873,087	$8,465,488	$—	$149,070,276	$172,408,851

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$97,548	$(97,548)	$—

The reclassifications for the Fund are primarily due to net operating losses.

24	MainStay Cornerstone Growth Fund

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$—	$10,524,950
Long-Term Capital Gain	42,244,469	65,168,161
Total	$42,244,469	$75,693,111

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $798,082 and $804,714, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	154,001	$4,653,070
Shares issued to shareholders in reinvestment of dividends and distributions	764,166	20,899,953
Shares redeemed	(1,652,812)	(49,594,594)

Net increase (decrease) in shares outstanding before conversion	(734,645)	(24,041,571)
Shares converted into Class A (See Note 1)	3,265,283	104,506,823
Shares converted from Class A (See Note 1)	(49,612)	(1,476,054)

Net increase (decrease)	2,481,026	$78,989,198

Year ended October 31, 2016:
Shares sold	206,783	$5,943,024
Shares issued to shareholders in reinvestment of dividends and distributions	663,835	20,074,367
Shares redeemed	(1,207,192)	(34,998,495)

Net increase (decrease) in shares outstanding before conversion	(336,574)	(8,981,104)
Shares converted into Class A (See Note 1)	316,704	9,154,855
Shares converted from Class A (See Note 1)	(121,061)	(3,387,764)

Net increase (decrease)	(140,931)	$(3,214,013)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	151,879	$4,550,735
Shares issued to shareholders in reinvestment of dividends and distributions	608,442	16,507,042
Shares redeemed	(706,023)	(21,010,729)

Net increase (decrease) in shares outstanding before conversion	54,298	47,048
Shares converted into Investor Class (See Note 1)	208,254	6,172,780
Shares converted from Investor Class (See Note 1)	(3,230,873)	(102,530,139)

Net increase (decrease)	(2,968,321)	$(96,310,311)

Year ended October 31, 2016:
Shares sold	143,634	$4,087,994
Shares issued to shareholders in reinvestment of dividends and distributions	518,062	15,578,240
Shares redeemed	(711,633)	(20,445,994)

Net increase (decrease) in shares outstanding before conversion	(49,937)	(779,760)
Shares converted into Investor Class (See Note 1)	284,858	8,056,084
Shares converted from Investor Class (See Note 1)	(253,383)	(7,281,537)

Net increase (decrease)	(18,462)	$(5,213)

25

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	50,242	$1,394,974
Shares issued to shareholders in reinvestment of dividends and distributions	108,907	2,851,182
Shares redeemed	(187,014)	(5,356,781)

Net increase (decrease) in shares outstanding before conversion	(27,865)	(1,110,625)
Shares converted from Class B (See Note 1)	(242,101)	(6,920,441)

Net increase (decrease)	(269,966)	$(8,031,066)

Year ended October 31, 2016:
Shares sold	134,850	$3,734,749
Shares issued to shareholders in reinvestment of dividends and distributions	105,220	3,085,052
Shares redeemed	(187,188)	(5,226,872)

Net increase (decrease) in shares outstanding before conversion	52,882	1,592,929
Shares converted from Class B (See Note 1)	(235,650)	(6,541,638)

Net increase (decrease)	(182,768)	$(4,948,709)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	41,419	$1,203,957
Shares issued to shareholders in reinvestment of dividends and distributions	13,626	356,594
Shares redeemed	(77,190)	(2,204,052)

Net increase (decrease)	(22,145)	$(643,501)

Year ended October 31, 2016:
Shares sold	40,251	$1,127,517
Shares issued to shareholders in reinvestment of dividends and distributions	11,361	333,118
Shares redeemed	(46,193)	(1,275,178)

Net increase (decrease)	5,419	$185,457

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,313,542	$70,951,870
Shares issued to shareholders in reinvestment of dividends and distributions	41,426	1,156,612
Shares redeemed	(393,989)	(12,084,698)

Net increase (decrease) in shares outstanding before conversion	1,960,979	60,023,784
Shares converted into Class I (See Note 1)	8,255	247,031

Net increase (decrease)	1,969,234	$60,270,815

Year ended October 31, 2016:
Shares sold	1,769,743	$51,054,595
Shares issued to shareholders in reinvestment of dividends and distributions	1,170,825	35,991,165
Shares redeemed	(18,622,704)	(538,404,525)

Net increase (decrease)	(15,682,136)	$(451,358,765)

Class R2	Shares	Amount
Year ended October 31, 2017:
Shares sold	183	$5,573
Shares issued to shareholders in reinvestment of dividends and distributions	117	3,185
Shares redeemed	(95)	(3,000)

Net increase (decrease)	205	$5,758

Year ended October 31, 2016:
Shares sold	419	$11,340
Shares issued to shareholders in reinvestment of dividends and distributions	79	2,393
Shares redeemed	(245)	(7,228)

Net increase (decrease)	253	$6,505

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

26	MainStay Cornerstone Growth Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Cornerstone Growth Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the four-month period ended October 31, 2013, and the year or period ended June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Cornerstone Growth Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

27

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $42,244,469 as long term capital gain distributions.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Cornerstone Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Cornerstone Growth Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716827 MS286-17	MSCG11-12/17 (NYLIM) NL223

MainStay California Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–3.20 1.36%	3.13 4.15%	0.83 0.83%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–3.33 1.23	3.04 4.06	0.87 0.87
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	0.09 1.07	3.78 3.78	1.12 1.12
Class I Shares	No Sales Charge		2/28/2013	1.62	4.41	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Bloomberg Barclays California Municipal Bond Index[3]	2.18%	3.31%
Morningstar Muni California Long Category Average[4]	1.46	3.30

3.	The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,030.80	$3.84	$1,021.40	$3.82	0.75%

Investor Class Shares	$1,000.00	$1,030.70	$3.99	$1,021.30	$3.97	0.78%

Class C Shares	$1,000.00	$1,029.40	$5.27	$1,020.00	$5.24	1.03%

Class I Shares	$1,000.00	$1,032.10	$2.56	$1,022.70	$2.55	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2017 (Unaudited)

School District	15.5%
General	14.6
Water	13.6
Medical	12.3
Education	6.9
General Obligation	5.7
Tobacco Settlement	4.4
Transportation	4.2
Higher Education	3.0
Housing	2.9
Pollution	2.7

Power	2.7%
Development	2.0
Multi Family Housing	1.8
Utilities	1.8
Airport	1.7
Nursing Homes	1.7
Mello-Roos	0.6
Facilities	0.5
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2017 (Unaudited)

1.	Metropolitan Water District of Southern California, Revenue Bonds, 0.82%, due 7/1/37–7/1/47
2.	Guam Government, Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/46
3.	California Pollution Control Financing Authority, Pacific Gas & Electric, Revenue Bonds, 0.82%, due 11/1/26
4.	California Statewide Communities Development Authority, Revenue Bonds, 0.86%–5.00%, due 4/1/38–11/15/49
5.	Irvine Ranch Water District, Improvement District Construction, Special Assessment, 0.82%, due 10/1/41
6.	Los Angeles Department of Water & Power, Power System, Revenue Bonds, 0.80%–0.82%, due 7/1/34–7/1/35
7.	University of California, Regents Medical Center, Revenue Bonds, 0.80%, due 5/15/32
8.	California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds, (zero coupon)–5.70%, due 6/1/38–6/1/46
9.	San Francisco City & County Multifamily Housing, 1601 Mariposa Apartments, Revenue Bonds, 0.90%, due 7/1/57
10.	Regents of the University of California Medical Center, Revenue Bonds, 0.80%, due 5/15/32

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 1.36% for Class A shares, 1.23% for Investor Class shares and 1.07% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 1.62%. For the 12 months ended October 31, 2017, all share classes underperformed the 2.18% return of the Bloomberg Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 1.46% return of the Morningstar Muni California Long Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Unlike the Bloomberg Barclays California Municipal Bond Index, the Fund had exposure to U.S. territory debt, which detracted from the Fund’s relative performance during the reporting period. Specifically, bonds issued in the U.S. Virgin Islands and Puerto Rico came under pressure after two devastating hurricanes hit the islands and questions arose about the issuers’ willingness to pay debt service amid reconstruction efforts. As a result, the Fund’s overweight exposure to local general obligation and special tax bonds detracted from relative performance during the reporting period. The Fund’s overweight exposure to hospital, education and tobacco-backed bonds contributed positively to the Fund’s relative performance during the reporting period, as did the Fund’s underweight positions in state general obligation bonds and transportation-backed bonds. (Contributions take weightings and total returns into account.)

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade California municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in below-investment-grade municipal bonds. Since the Fund’s investable universe is broader than the Bloomberg Barclays California Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst4 was 5.0 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The bond sell-off and a subsequent steepening of the yield curve5 at the beginning of the reporting period prompted us to tax-loss swap out of bonds with poor structure or low yields that the Fund had purchased during the post-Brexit lows during the summer of 2016. The new purchases helped the Fund offset losses in its U.S. territory holdings as demand increased for California issues with incremental yield and slightly longer maturities.

Which sectors were the strongest contributors to the Fund’s performance, and which sectors were particularly weak?

The Fund was positioned with a longer-maturity, lower-credit-rating profile than the Bloomberg Barclays California Municipal Bond Index. (The Index contains only investment-grade bonds, whereas the Fund may opportunistically invest up to 20% of its net assets in below-investment-grade municipal bonds.) This positioning led the Fund to underperform its benchmark during the first three months of the reporting period, as credit spreads6 for bonds rated A,7 BBB and non–investment grade widened

1.	See footnote on page 6 for more information on the Bloomberg Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Muni California Long Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
7.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

more than spreads for bonds rated AA and AAA during the bond sell-off. This trend was broad-based across most municipal sectors. During the second half of the reporting period, securities rated A, BBB or non–investment grade outperformed as spreads on lower-rated investment-grade bonds tightened and the yield curve began to flatten. Specifically, the Fund’s overweight exposure to local general obligation and special tax bonds detracted from the Fund’s performance during the reporting period, as did the Fund’s positions in bonds from Puerto Rico and the U.S. Virgin Islands. The Fund’s overweight exposure relative to the benchmark in hospital, education and tobacco-backed bonds contributed positively to the Fund’s performance, as did underweight positions in state general obligation and transportation-backed bonds.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual purchase or sale would be considered significant.

How did the Fund’s sector weightings change during the reporting period?

The sectors prevalent in the Fund’s holdings, such as local general obligations, dedicated tax, airport, water/sewer, tobacco and hospitals, reflected our desire to construct a reasonably well-diversified Fund that included exposure to infrequent municipal issuers. We believe that individual security selection—as opposed to a top-down approach to constructing portfolios—offers the potential for enhanced performance over time for the types of credits the Fund has emphasized. During the reporting period, the Fund increased its exposure to water/sewer, transportation, housing and electric-backed bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held an overweight position relative to the Bloomberg Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB. As of October 31, 2017, the Fund held approximately 15.5% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund held underweight positions relative to the Bloomberg Barclays California Municipal Bond Index in securities rated AA–, AA+ and AAA and in bonds with maturities of less than 15 years.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2017

	Principal Amount	Value
Municipal Bonds 98.6%†
Airport 1.7%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,163,790
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,634,085
Sacramento County, California Airport System, Revenue Bonds (a)
Series B, Insured: AGM 5.25%, due 7/1/33	1,250,000	1,283,187
Series B, Insured: AGM 5.25%, due 7/1/39	620,000	634,285

		4,715,347

Development 2.0%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,131,650
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (a)(b)	2,175,000	2,346,194
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45	400,000	432,756
♦California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,143,720
San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax Series B 5.00%, due 8/1/28	580,000	647,814

		5,702,134

Education 6.9%
California Municipal Finance Authority, American Heritage Education, Revenue Bonds
Series A 5.00%, due 6/1/36	475,000	526,661
Series A 5.00%, due 6/1/46	700,000	766,899

	Principal Amount	Value
Education (continued)
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (b)
Series B 4.00%, due 11/1/36	$400,000	$377,080
Series B 4.50%, due 11/1/46	1,600,000	1,539,808
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (b)	795,000	818,039
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	515,815
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	1,855,699
California School Finance Authority, Aspire Public Schools, Revenue Bonds (b)
5.00%, due 8/1/27	500,000	568,420
5.00%, due 8/1/28	700,000	793,002
5.00%, due 8/1/36	600,000	667,050
5.00%, due 8/1/41	750,000	823,058
5.00%, due 8/1/46	975,000	1,059,649
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (b)	750,000	751,515
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b)
Series A 5.00%, due 7/1/37	500,000	559,715
Series A 5.00%, due 7/1/49	500,000	550,675
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	680,886

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of October 31, 2017. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Education (continued)
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A 5.00%, due 5/1/36	$1,275,000	$1,352,877
Series A 5.00%, due 5/1/46	1,325,000	1,383,724
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (b)	1,300,000	1,373,697
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (c)	1,000,000	1,005,840
San Marcos School Financing Authority, Revenue Bonds Insured: AGM 5.25%, due 8/15/40	1,000,000	1,200,820
Soledad CA, Unified School District, COPS, Certificate of Participation Insured: BAM 5.00%, due 8/1/36	325,000	332,160

		19,503,089

Facilities 0.5%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	30,000	29,954
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,355,000	1,478,129

		1,508,083

General 14.6%
Anaheim Public Financing Authority, Revenue Bonds Series A 5.00%, due 5/1/33	1,000,000	1,171,300
California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,316,422
4.00%, due 9/1/34	1,000,000	1,069,820

	Principal Amount	Value
General (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	$500,000	$580,970
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,189,830
Series A, Insured: AGM 5.00%, due 8/1/34	1,000,000	1,156,310
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,493,598
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,118,640
5.00%, due 10/1/38	1,800,000	1,801,944
Manteca Redevelopment Agency, Sub Amended Merged Project, Tax Allocation 0.88%, due 10/1/42 (c)	2,870,000	2,870,000
March Joint Powers Redevelopment Agency, March Air Force Base Redevelopment Project, Tax Allocation Series A, Insured: BAM 5.00%, due 8/1/29	1,180,000	1,412,495
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,153,690
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	580,000	579,240
Series A, Insured: AMBAC 5.00%, due 7/1/18	815,000	817,306
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	450,000	455,832
Series C, Insured: AMBAC 5.50%, due 7/1/26	1,005,000	1,027,532
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: AMBAC (zero coupon), due 8/1/47	13,700,000	2,358,318

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Rancho Cucamonga Redevelopment Agency, Rancho Redevelopment Project Area, Tax Allocation Insured: NATL-RE 4.00%, due 9/1/33	$850,000	$913,436
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/32	1,050,000	1,130,357
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	1,500,000	1,585,530
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,173,100
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,434,813
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	852,423
Territory of Guam, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	1,500,000	1,611,075
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	1,995,589
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	1,890,000	1,982,534
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/32	2,000,000	2,264,180
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/25	580,000	345,100
Insured: AGM 5.00%, due 10/1/29	1,000,000	1,058,540
Subseries A 6.00%, due 10/1/39	800,000	473,000

	Principal Amount	Value
General (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds (continued)
Series A 6.75%, due 10/1/37	$2,750,000	$1,653,437
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,277,324

		41,323,685

General Obligation 5.7%
California State, Unlimited General Obligation 6.00%, due 4/1/38	305,000	325,950
Centinela Valley Union High School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/29	2,465,000	2,753,824
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	564,310
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	435,000	432,207
Series A, Insured: AGC 5.00%, due 7/1/23	210,000	212,270
Series A, Insured: AGM 5.00%, due 7/1/35	1,100,000	1,123,254
Series A, Insured: NATL-RE 5.50%, due 7/1/19	945,000	972,150
Series A, Insured: AGM 5.50%, due 7/1/27	185,000	198,598
Hartnell Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	2,215,000	2,330,025
Hartnell Community College District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	2,500,000	1,143,450
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	650,000	796,998

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	$500,000	$522,130
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	300,000	305,583
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG 5.25%, due 7/1/20	475,000	501,771
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,169,451
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,250,000	743,750
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,500,000	911,250

		16,006,971

Higher Education 3.0%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	1,800,000	1,884,204
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A 5.00%, due 4/1/23	570,000	664,318
Series A 5.00%, due 4/1/24	280,000	331,433
California State Municipal Finance Authority, Biola University, Revenue Bonds 5.00%, due 10/1/37	1,000,000	1,174,140
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (b)	1,000,000	1,061,740

	Principal Amount	Value
Higher Education (continued)
California State Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 4.00%, due 6/1/47	$1,000,000	$1,038,730
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/41 (b)	1,000,000	1,082,110
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,128,050

		8,364,725

Housing 2.9%
California Municipal Finance Authority, Senior Caritas Project, Revenue Bonds
Series A 4.00%, due 8/15/42	1,540,000	1,553,552
Series A 5.00%, due 8/15/29	805,000	937,004
Series A 5.00%, due 8/15/31	140,000	161,332
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds Series A 4.00%, due 11/15/37	1,320,000	1,381,750
California Public Finance Authority, University Housing, Claremont Properties LLC, Project, Revenue Bonds Series A 5.00%, due 7/1/47 (b)	750,000	817,747
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds Series A 5.00%, due 6/1/46 (b)	1,000,000	1,049,020
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	2,075,000	2,370,355

		8,270,760

Medical 12.3%
ABAG Finance Authority for Nonprofit Corp., Sharp Health Care, Revenue Bonds Series A 5.00%, due 8/1/43	1,750,000	1,958,390

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/34	$1,600,000	$1,698,688
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	475,000	554,567
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	544,282
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	1,000,000	1,107,990
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,099,890
California State Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds
Series A 5.00%, due 8/15/42	500,000	564,320
Series A 5.00%, due 8/15/47	1,000,000	1,123,340
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	750,000	782,528
California State Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds Subseries A2 4.00%, due 11/1/51	1,500,000	1,562,835
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A 5.00%, due 2/1/27	1,100,000	1,318,713
Series A 5.00%, due 2/1/37	1,000,000	1,133,630
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds Series A 5.00%, due 12/1/46 (b)	2,000,000	2,150,920

	Principal Amount	Value
Medical (continued)
♦California Statewide Communities Development Authority, Revenue Bonds Series M 0.86%, due 4/1/38 (c)	$5,000,000	$5,000,000
City of Whittier, California, Health Facility Presbyterian Intercommunity Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,141,820
Palomar Health, Revenue Bonds 5.00%, due 11/1/39	1,000,000	1,105,170
♦Regents of the University of California Medical Center, Revenue Bonds Series B-1 0.80%, due 5/15/32 (c)	4,945,000	4,945,000
♦University of California, Regents Medical Center, Revenue Bonds Series B-2 0.80%, due 5/15/32 (c)	5,500,000	5,500,000
Washington Township Health Care District, Revenue Bonds Series B 4.00%, due 7/1/36	1,625,000	1,637,903

		34,929,986

Mello-Roos 0.6%
Irvine Unified School District, Community Facilities District No. 9, Special Tax Series B 5.00%, due 9/1/42	1,000,000	1,120,280
Rio Elementary School District Community Facilities District No. 1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	579,575

		1,699,855

Multi Family Housing 1.8%
♦San Francisco City & County Multifamily Housing, 1601 Mariposa Apartments, Revenue Bonds Series B-2 0.90%, due 7/1/57 (c)	5,000,000	5,000,000

Nursing Homes 1.7%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	538,910

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Nursing Homes (continued)
California Municipal Finance Authority, Retirement Housing Foundation Obligation Group, Revenue Bonds
Series A 5.00%, due 11/15/31	$330,000	$408,144
Series A 5.00%, due 11/15/32	190,000	235,714
California Statewide Communities Development Authority, American Baptist Homes West, Revenue Bonds
5.00%, due 10/1/26	400,000	466,704
5.00%, due 10/1/45	1,300,000	1,426,204
California Statewide Communities Development Authority, Front Porch Communities & Services, Revenue Bonds 4.00%, due 4/1/47	1,000,000	1,021,240
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	631,182

		4,728,098

Pollution 2.7%
♦California Pollution Control Financing Authority, Pacific Gas & Electric, Revenue Bonds 0.82%, due 11/1/26 (c)	7,600,000	7,600,000

Power 2.7%
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	1,000,000	1,041,910
♦Los Angeles Department of Water & Power, Power System, Revenue Bonds (c)
Subseries A5 0.80%, due 7/1/35	1,400,000	1,400,000
Subseries B-6 0.82%, due 7/1/34	4,100,000	4,100,000
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	240,000	240,494
Series UU, Insured: AGC 4.25%, due 7/1/27	100,000	100,041
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	641,126
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	227,057

		7,750,628

	Principal Amount	Value
School District 15.5%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	$825,000	$959,632
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	523,845
Beaumont CA Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 5.25%, due 8/1/44	1,000,000	1,189,370
Chino Valley Unified School District, Election 2016, Unlimited General Obligation Series A 5.25%, due 8/1/47	1,000,000	1,204,840
Colton Joint Unified School District, Election 2001, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon), due 2/1/37	2,730,000	1,340,430
Colton Joint Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 4.00%, due 8/1/33	1,600,000	1,732,480
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,414,110
Fresno Unified School District, Election 2010, Unlimited General Obligation
Series F 4.00%, due 8/1/32	1,475,000	1,607,839
Series F 4.00%, due 8/1/33	1,760,000	1,902,912
Jurupa Unified School District, Unlimited General Obligation
Series B 5.00%, due 8/1/33	1,555,000	1,872,966
Series B 5.00%, due 8/1/37	1,000,000	1,186,490
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	1,755,000	2,099,629
Lemoore Union High School District, Election 2016, Unlimited General Obligation Series A 5.50%, due 8/1/42	560,000	689,786

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	$3,000,000	$3,134,400
Local Public Schools Funding Authority, School Improvement District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 4.00%, due 8/1/42	750,000	790,223
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	1,250,000	901,250
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	599,295
Oakland Unified School District, Alameda County, Unlimited General Obligation 5.00%, due 8/1/31	1,100,000	1,326,336
Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,000	3,539
Oxnard California Union High School District, Election 2004, Unlimited General Obligation Series D 4.00%, due 8/1/33	1,015,000	1,087,562
Palm Springs Unified School District, Election 2008, Unlimited General Obligation Series C 5.00%, due 8/1/31	360,000	419,414
Paramount Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/46	1,500,000	1,794,555
Pittsburg Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	3,500,000	723,975
Series C (zero coupon), due 8/1/52	5,000,000	742,850
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	762,138

	Principal Amount	Value
School District (continued)
San Jacinto Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/31	$855,000	$992,681
San Leandro CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/42	1,000,000	1,202,950
San Mateo Foster City School District, Election, Unlimited General Obligation (zero coupon), due 8/1/42	2,000,000	1,730,540
San Ysidro School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/47	3,000,000	704,220
Sanger Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: BAM 4.00%, due 8/1/39	1,020,000	1,073,825
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	1,000,000	1,100,900
Series B 5.00%, due 8/1/38	1,000,000	1,155,620
Santee CA, School District, Unlimited General Obligation 5.00%, due 8/1/48	2,205,000	2,567,105
Savanna School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 2/1/52	1,000,000	671,470
Stockton Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 7/1/28	500,000	572,220
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,431,996
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	798,950

		44,012,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement 4.4%
♦California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/46	$10,000,000	$1,388,000
Series A 5.125%, due 6/1/38	1,290,000	1,289,974
5.125%, due 6/1/38	550,000	550,006
5.25%, due 6/1/46	1,165,000	1,164,895
5.70%, due 6/1/46	1,000,000	1,003,780
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	907,600
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	1,500,000	169,230
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	2,500,000	2,523,700
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	995,490
Tobacco Securitization Authority of Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	819,992
Series A-1 5.50%, due 6/1/45	1,585,000	1,584,952

		12,397,619

Transportation 4.2%
Alameda Corridor Transportation Authority, Revenue Bonds
Series B, Insured: AGM 4.00%, due 10/1/37	750,000	794,407
Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,174,450
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	600,230
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series M, Insured: AGC 4.125%, due 7/1/19	120,000	120,240
Series AA-1, Insured: AGM 4.95%, due 7/1/26	500,000	519,555

	Principal Amount	Value
Transportation (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: NATL-RE 5.25%, due 7/1/32	$640,000	$616,256
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,090,900
Insured: AMBAC 5.50%, due 7/1/26	390,000	398,744
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,730,595
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	1,000,000	1,097,160
Series B 5.25%, due 1/15/49	500,000	546,930
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	2,500,000	2,761,925
Senior Lien-Series A 5.00%, due 1/15/50	500,000	549,700

		12,001,092

Utilities 1.8%
♦Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,201,618
5.50%, due 7/1/43	1,415,000	1,565,316
Imperial Irrigation District Electric, Revenue Bonds Series C 5.00%, due 11/1/37	1,000,000	1,172,770
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,126,770

		5,066,474

Water 13.6%
Anaheim Public Financing Authority, Revenue Bonds Insured: NATL-RE 4.75%, due 2/1/39	500,000	501,470
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (b)	1,270,000	1,276,820
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	604,105
City of Tulare CA, Sewer, Revenue Bonds Insured: AGM 4.00%, due 11/15/41	2,000,000	2,090,900

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
♦Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	$5,020,000	$5,380,436
♦Irvine Ranch Water District, Improvement District Construction, Special Assessment Series B 0.82%, due 10/1/41 (c)	6,100,000	6,100,000
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds
Series A 4.00%, due 10/1/33	1,000,000	1,085,020
Series A 5.00%, due 10/1/30	1,075,000	1,293,289
Los Angeles Department of Water & Power Waterworks, Revenue Bonds Series B 5.00%, due 7/1/36	1,165,000	1,367,559
Madera Irrigation District, Water Revenue Bonds
Insured: AGM 4.00%, due 9/1/30	1,000,000	1,090,010
Insured: AGM 4.00%, due 9/1/32	1,000,000	1,077,840
♦Metropolitan Water District of Southern California, Revenue Bonds (c)
Series B-1 0.82%, due 7/1/37	4,700,000	4,700,000
Series A 0.82%, due 7/1/47	4,500,000	4,500,000
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,152,770
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	100,000	100,626
Series A 6.00%, due 7/1/44	1,000,000	641,250
Senior Lien-Series A 6.00%, due 7/1/47	1,000,000	640,000
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,166,669
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	585,990

	Principal Amount	Value
Water (continued)
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	$1,000,000	$1,228,400
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	20,000	20,058
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	595,055
West Sacramento CA, Financing Authority, Water Capital Projects, Revenue Bonds Insured: BAM 4.00%, due 10/1/39	300,000	319,956

		38,518,223

Total Municipal Bonds (Cost $276,639,641)		279,099,112

Total Investments (Cost $276,639,641)	98.6%	279,099,112
Other Assets, Less Liabilities	1.4	3,906,153
Net Assets	100.0%	$283,005,265

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2017.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (continued)

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(377)	December 2017	$(47,671,110)	$(47,101,438)	$569,672

1.	As of October 31, 2017, cash in the amount of $395,850 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The following abbreviations are used in the preceding pages:

AGC —Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM —Build America Mutual Assurance Co.

CIFG —CIFG Group

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$279,099,112	$—	$279,099,112

Total Investments in Securities	—	279,099,112	—	279,099,112

Other Financial Instruments
Futures Contracts (b)	569,672	—	—	569,672

Total Investments in Securities and Other Financial Instruments	$569,672	$279,099,112	$—	$279,668,784

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $276,639,641)	$279,099,112
Cash	3,255,502
Cash collateral on deposit at broker for futures contracts	395,850
Receivables:
Interest	2,807,583
Fund shares sold	2,372,094
Variation margin on futures contracts	29,453
Other assets	3,882

Total assets	287,963,476

Liabilities
Payables:
Investment securities purchased	3,328,603
Fund shares redeemed	1,188,559
Manager (See Note 3)	99,923
NYLIFE Distributors (See Note 3)	33,947
Shareholder communication	18,966
Professional fees	7,325
Transfer agent (See Note 3)	7,121
Custodian	3,488
Trustees	687
Accrued expenses	4,152
Dividend payable	265,440

Total liabilities	4,958,211

Net assets	$283,005,265

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,507
Additional paid-in capital	287,657,433

287,684,940
Undistributed net investment income	20,614
Accumulated net realized gain (loss) on investments and futures transactions	(7,729,432)
Net unrealized appreciation (depreciation) on investments and futures contracts	3,029,143

Net assets	$283,005,265

Class A
Net assets applicable to outstanding shares	$107,277,597

Shares of beneficial interest outstanding	10,426,900

Net asset value per share outstanding	$10.29
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.77

Investor Class
Net assets applicable to outstanding shares	$285,456

Shares of beneficial interest outstanding	27,742

Net asset value per share outstanding	$10.29
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.77

Class C
Net assets applicable to outstanding shares	$26,622,917

Shares of beneficial interest outstanding	2,587,354

Net asset value and offering price per share outstanding	$10.29

Class I
Net assets applicable to outstanding shares	$148,819,295

Shares of beneficial interest outstanding	14,464,666

Net asset value and offering price per share outstanding	$10.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Interest	$10,759,632
Other income	273

Total income	10,759,905

Expenses
Manager (See Note 3)	1,371,918
Distribution/Service—Class A (See Note 3)	264,187
Distribution/Service—Investor Class (See Note 3)	913
Distribution/Service—Class C (See Note 3)	131,204
Transfer agent (See Note 3)	79,514
Professional fees	66,352
Shareholder communication	25,689
Registration	11,664
Trustees	6,915
Custodian	5,875
Miscellaneous	14,984

Total expenses before waiver/reimbursement	1,979,215
Expense waiver/reimbursement from Manager (See Note 3)	(200,819)

Net expenses	1,778,396

Net investment income (loss)	8,981,509

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(6,712,119)
Futures transactions	840,130

Net realized gain (loss) on investments and futures transactions	(5,871,989)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,573,468)
Futures contracts	125,669

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,447,799)

Net realized and unrealized gain (loss) on investments and futures transactions	(8,319,788)

Net increase (decrease) in net assets resulting from operations	$661,721

22	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,981,509	$6,263,861
Net realized gain (loss) on investments and futures transactions	(5,871,989)	1,411,232
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,447,799)	892,319

Net increase (decrease) in net assets resulting from operations	661,721	8,567,412

Dividends to shareholders:
From net investment income:
Class A	(3,348,919)	(2,919,288)
Investor Class	(11,506)	(7,894)
Class C	(757,905)	(478,660)
Class I	(4,860,051)	(2,858,028)

Total dividends to shareholders	(8,978,381)	(6,263,870)

Capital share transactions:
Net proceeds from sale of shares	159,531,201	269,070,294
Net asset value of shares issued to shareholders in reinvestment of dividends	5,351,205	3,128,556
Cost of shares redeemed	(201,307,506)	(61,556,816)

Increase (decrease) in net assets derived from capital share transactions	(36,425,100)	210,642,034

Net increase (decrease) in net assets	(44,741,760)	212,945,576

Net Assets
Beginning of year	327,747,025	114,801,449

End of year	$283,005,265	$327,747,025

Undistributed net investment income at end of year	$20,614	$17,486

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,				February 28, 2013** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.48	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.32	0.33	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.87	(0.84)

Total from investment operations	0.13	0.70	0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$10.29	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	1.36%	6.98%	4.38%	13.93%	(6.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%	3.01%	3.61%	3.94%	4.01	% ††
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75	% ††
Expenses (before waiver/reimbursement)	0.82%	0.83%	0.84%	0.87%	1.10	% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$107,278	$146,843	$47,447	$3,058	$4,143

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.49	$10.11	$10.04	$9.15	$10.00

Net investment income (loss)	0.32	0.33	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	(0.20)	0.38	0.07	0.89	(0.85)

Total from investment operations	0.12	0.71	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$10.29	$10.49	$10.11	$10.04	$9.15

Total investment return (a)	1.23%	7.04%	4.32%	13.85%	(6.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%	3.04%	3.56%	3.67%	3.44	% ††
Net expenses	0.79%	0.79%	0.83%	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.86%	0.87%	0.92%	1.03%	1.29	% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$285	$369	$192	$90	$43

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

24	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				February 28, 2013** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.48	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.30	0.30	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.11	0.67	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.30)	(0.30)	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$10.29	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	1.07%	6.67%	4.04%	13.39%	(6.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	2.75%	3.28%	3.03%	3.35	% ††
Net expenses	1.04%	1.04%	1.08%	1.17%	1.19	% ††
Expenses (before waiver/reimbursement)	1.11%	1.12%	1.17%	1.29%	1.54	% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$26,623	$26,156	$10,053	$807	$73

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.48	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.35	0.36	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.16	0.73	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.35)	(0.36)	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$10.29	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	1.62%	7.25%	4.66%	14.34%	(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	3.28%	3.85%	4.08%	3.70	% ††
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	0.57%	0.58%	0.59%	0.62%	0.85	% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$148,819	$154,379	$57,110	$85,155	$47,911

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of February 28, 2013. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

26	MainStay California Tax Free Opportunities Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

27

Notes to Financial Statements (continued)

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument

28	MainStay California Tax Free Opportunities Fund

underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of

$122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2017, 90.0% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$569,672	$569,672

Total Fair Value		$569,672	$569,672

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

29

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$840,130	$840,130

Total Realized Gain (Loss)		$840,130	$840,130

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$125,669	$125,669

Total Change in Unrealized Appreciation (Depreciation)		$125,669	$125,669

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(45,913,268)	$(45,913,268)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $1,371,918 and waived its fees and/or reimbursed expenses in the amount of $200,819.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

30	MainStay California Tax Free Opportunities Fund

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,728 and $401, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $51,478 and $12,493, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$26,623
Investor Class	226
Class C	16,254
Class I	36,411

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$276,639,641	$6,940,896	$(4,481,425)	$2,459,471

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$286,054	$(7,159,760)	$(265,440)	$2,459,471	$(4,679,675)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts. Other temporary differences are primarily due to dividends payable.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $7,159,760 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$7,160	$—

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$118,788	$65,700
Exempt Interest Dividends	8,859,593	6,198,170
Total	$8,978,381	$6,263,870

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

31

Notes to Financial Statements (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $223,197 and $261,026, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	6,065,523	$61,911,180
Shares issued to shareholders in reinvestment of dividends and distributions	237,428	2,414,617
Shares redeemed	(9,675,714)	(97,542,617)

Net increase (decrease) in shares outstanding before conversion	(3,372,763)	(33,216,820)
Shares converted into Class A (See Note 1)	24,075	246,521
Shares converted from Class A (See Note 1)	(231,114)	(2,320,510)

Net increase (decrease)	(3,579,802)	$(35,290,809)

Year ended October 31, 2016:
Shares sold	11,738,386	$123,469,438
Shares issued to shareholders in reinvestment of dividends and distributions	155,116	1,634,829
Shares redeemed	(2,578,913)	(27,250,725)

Net increase (decrease) in shares outstanding before conversion	9,314,589	97,853,542
Shares converted into Class A (See Note 1)	14,812	155,124
Shares converted from Class A (See Note 1)	(14,973)	(159,942)

Net increase (decrease)	9,314,428	$97,848,724

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	21,592	$221,081
Shares issued to shareholders in reinvestment of dividends and distributions	1,062	10,808
Shares redeemed	(11,823)	(120,126)

Net increase (decrease) in shares outstanding before conversion	10,831	111,763
Shares converted into Investor Class (See Note 1)	5,756	57,902
Shares converted from Investor Class (See Note 1)	(24,075)	(246,521)

Net increase (decrease)	(7,488)	$(76,856)

Year ended October 31, 2016:
Shares sold	27,435	$289,001
Shares issued to shareholders in reinvestment of dividends and distributions	724	7,612
Shares redeemed	(1,481)	(15,541)

Net increase (decrease) in shares outstanding before conversion	26,678	281,072
Shares converted into Investor Class (See Note 1)	4,428	47,236
Shares converted from Investor Class (See Note 1)	(14,817)	(155,124)

Net increase (decrease)	16,289	$173,184

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,000,257	$10,183,675
Shares issued to shareholders in reinvestment of dividends and distributions	56,186	572,158
Shares redeemed	(963,805)	(9,799,110)

Net increase (decrease)	92,638	$956,723

Year ended October 31, 2016:
Shares sold	1,888,044	$19,845,791
Shares issued to shareholders in reinvestment of dividends and distributions	27,223	286,824
Shares redeemed	(414,574)	(4,359,962)

Net increase (decrease)	1,500,693	$15,772,653

32	MainStay California Tax Free Opportunities Fund

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	8,584,248	$87,215,265
Shares issued to shareholders in reinvestment of dividends and distributions	231,006	2,353,622
Shares redeemed	(9,301,641)	(93,845,653)

Net increase (decrease) in shares outstanding before conversion	(486,387)	(4,276,766)
Shares converted into Class I (See Note 1)	225,358	2,262,608

Net increase (decrease)	(261,029)	$(2,014,158)

Year ended October 31, 2016:
Shares sold	11,795,132	$125,466,064
Shares issued to shareholders in reinvestment of dividends and distributions	113,916	1,199,291
Shares redeemed	(2,842,115)	(29,930,588)

Net increase (decrease) in shares outstanding before conversion	9,066,933	96,734,767
Shares converted into Class I (See Note 1)	10,546	112,706

Net increase (decrease)	9,077,479	$96,847,473

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay California Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay California Tax Free Opportunities Fund as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

34	MainStay California Tax Free Opportunities Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 98.7% of the ordinary income dividends paid during its fiscal year ended October 31, 2017 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay California Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

37

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay California Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716277 MS286-17	MSCTF11-12/17 (NYLIM) NL237

MainStay Emerging Markets Equity Fund

(Formerly known as MainStay Emerging Markets Opportunities Fund)

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	20.97 28.01%	3.25 4.73%	1.81 1.81%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	20.59 27.60	2.99 4.47	2.05 2.05
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2013	25.82 26.82	3.74 3.74	2.80 2.80
Class I Shares	No Sales Charge		11/15/2013	28.23	4.97	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
MSCI Emerging Markets Index[3]	26.45%	5.20%
Morningstar Diversified Emerging Markets Category Average[4]	22.97	4.12

3.	The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,168.80	$8.42	$1,017.40	$7.83	1.54%

Investor Class Shares	$1,000.00	$1,165.90	$10.48	$1,015.50	$9.75	1.92%

Class C Shares	$1,000.00	$1,162.80	$14.34	$1,011.90	$13.34	2.63%

Class I Shares	$1,000.00	$1,169.50	$8.04	$1,017.80	$7.48	1.47%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

China	31.0%
Republic of Korea	17.5
Taiwan	13.7
India	8.1
Brazil	7.1
South Africa	6.7
United States	3.2
Mexico	2.8
Poland	2.1
Turkey	2.1
Malaysia	1.0
Greece	0.9

Indonesia	0.8%
Thailand	0.8
Philippines	0.7
Russia	0.6
Hong Kong	0.4
Singapore	0.3
Colombia	0.1
Egypt	0.1
Ukraine	0.1
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	Alibaba Group Holding, Ltd., Sponsored ADR

4.	Taiwan Semiconductor Manufacturing Co., Ltd.

5.	Naspers, Ltd., Class N

6.	Baidu, Inc., Sponsored ADR

7.	China Mobile, Ltd.

8.	Hon Hai Precision Industry Co., Ltd.

9.	Industrial & Commercial Bank of China, Ltd., Class H

10.	China Construction Bank Corp., Class H

8	MainStay Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, Jeremy Roethel, CFA,1 and Ping Wang, PhD, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Equity Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Emerging Markets Equity Fund returned 28.01% for Class A shares, 27.60% for Investor Class shares and 26.82% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 28.23%. For the 12 months ended October 31, 2017, all share classes outperformed the 26.45% return of the MSCI Emerging Markets Index,2 which is the Fund’s broad-based securities-market index, and the 22.97% return of the Morningstar Diversified Emerging Markets Category Average.3 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the MSCI Emerging Markets Index resulted primarily from stock selection. Allocation effects—the effects of being overweight or underweight relative to the benchmark in specific sectors or regions as a result of the Fund’s bottom-up stock-selection process—modestly contributed to the Fund’s relative performance. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were consumer discretionary, materials and energy. Stock selection was the main driver of the positive contributions in each of these sectors. An underweight position in the lagging consumer staples sector also contributed positively to the Fund’s relative performance.

The weakest sector contribution to the Fund’s relative performance came from telecommunication services, driven by weak stock selection. An underweight position relative to the MSCI Emerging Markets Index in the outperforming real estate sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a long position in consumer electronics and technology company Samsung Electronics. Samsung’s shares rose on optimism surrounding the company’s semiconductor business and smart phone handset sales. A long position in Chinese Internet company Tencent Holdings, which reported strong earnings from the continued growth of mobile games and online advertising revenue, also contributed positively to the Fund’s absolute performance. A long position in Chinese e-commerce company Alibaba was also among the Fund’s strongest contributors, as it benefited from strong revenue growth and user engagement.

The stock that detracted the most from the Fund’s absolute performance during the reporting period was a long position in automaker Tata Motors. The shares declined after the company reported disappointing earnings. A long position in South African gold mining company Gold Fields Limited declined during the reporting period, driven by falling gold prices. A short position in TPK Holding, a Taiwan-based maker of touch screens, was also a detractor. During the reporting period, the company’s shares rallied on growing product demand which helped drive strong earnings growth, despite margins that have run below expectations.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund established new overweight positions relative to the MSCI Emerging Markets Index in retail chain Wal-Mart de Mexico and chemical and refining company Reliance Industries. The Fund’s investment process viewed both companies favorably because of reasonable valuations and attractive earnings and price trends.

The Fund exited positions in energy refining company PTT and agricultural company Charoen Pokphand Foods. The Fund’s investment process viewed both companies as unattractive because they lacked compelling valuations and they had unfavorable earnings and price trends.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its sector weightings relative to the MSCI Emerging Markets Index in industrials and materials. Over the same period, the Fund modestly reduced its weightings relative to the Index in the financials and energy sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund’s most substantially overweight positions relative to the MSCI Emerging Markets Index were in the information technology and energy sectors. As of the same date, the Fund held modestly underweight positions relative to the Index in the consumer discretionary and consumer staples sectors.

1.	Mr. Roethel served as a portfolio manager until June 30, 2017.
2.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
3.	See footnote on page 6 for more information on the Morningstar Diversified Emerging Markets Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2017

	Shares	Value

Common Stocks 91.4%†
Brazil 3.8%
Ambev S.A. (Beverages)	3,900	$24,917
Banco do Brasil S.A. (Banks)	119,000	1,252,823
Banco Santander Brasil S.A. (Banks)	70,300	614,827
Cia Energetica de Minas Gerais (Electric Utilities)	28,000	62,483
Estacio Participacoes S.A. (Diversified Consumer Services)	52,000	466,224
Fibria Celulose S.A. (Paper & Forest Products)	73,000	1,167,982
Grendene S.A. (Textiles, Apparel & Luxury Goods)	35,400	297,696
Iochpe Maxion S.A. (Machinery)	45,700	312,788
JBS S.A. (Food Products)	238,000	548,565
Minerva S.A. (Food Products)	32,300	113,548
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels) (a)	5,100	27,158
QGEP Participacoes S.A. (Oil, Gas & Consumable Fuels)	13,700	35,388
SLC Agricola S.A. (Food Products)	75,300	506,404
Tupy S.A. (Auto Components)	20,100	107,096
Vale S.A. (Metals & Mining)	91,306	895,950
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	40,000	199,554

		6,633,403

China 31.0%
Agricultural Bank of China, Ltd., Class H (Banks)	3,111,000	1,463,503
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	43,300	8,005,737
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	142,500	609,169
♦Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	13,200	3,220,008
Bank of China, Ltd., Class H (Banks)	1,714,000	854,649
China Cinda Asset Management Co., Ltd. (Capital Markets)	2,966,000	1,151,970
China Communications Construction Co., Ltd., Class H (Construction & Engineering)	974,000	1,182,324
China Communications Services Corp., Ltd., Class H (Diversified Telecommunication Services)	1,888,000	1,144,697
♦China Construction Bank Corp., Class H (Banks)	2,926,000	2,610,424
China Huarong Asset Management Co., Ltd., Class H (Capital Markets) (b)	2,425,000	1,140,789
♦China Mobile, Ltd. (Wireless Telecommunication Services)	312,000	3,133,438
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	484,000	355,490
China Railway Group, Ltd., Class H (Construction & Engineering)	707,000	568,217

	Shares	Value

China (continued)
China Shenhua Energy Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	529,500	$1,265,142
China Telecom Corp., Ltd., Class H (Diversified Telecommunication Services)	1,802,000	903,148
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	92,400	328,672
China ZhengTong Auto Services Holdings, Ltd. (Specialty Retail)	187,500	197,320
Chongqing Rural Commercial Bank Co., Ltd. (Banks)	1,053,000	715,372
Consun Pharmaceutical Group, Ltd. (Pharmaceuticals)	84,000	77,309
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	846,000	1,160,330
ENN Energy Holdings, Ltd. (Gas Utilities)	163,000	1,195,119
Geely Automobile Holdings, Ltd. (Automobiles)	229,000	708,892
Guangzhou Automobile Group Co., Ltd., Class H (Automobiles)	468,000	1,163,791
Haitian International Holdings, Ltd. (Machinery)	372,000	1,113,415
Hisense Kelon Electrical Holdings Co., Ltd., Class H (Household Durables)	95,000	119,094
♦Industrial & Commercial Bank of China, Ltd., Class H (Banks)	3,318,000	2,632,658
PICC Property & Casualty Co., Ltd. (Insurance)	312,000	618,289
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	245,500	2,155,607
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	77,000	236,387
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	976,000	352,798
Sinotruk Hong Kong, Ltd. (Machinery)	341,500	453,501
♦Tencent Holdings, Ltd. (Internet Software & Services)	184,800	8,286,082
Weichai Power Co., Ltd., Class H (Machinery)	1,004,000	1,248,340
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	232,500	121,594
Xingda International Holdings, Ltd. (Auto Components)	178,000	67,993
Yanzhou Coal Mining Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	1,104,000	1,100,972
YY, Inc., ADR (Internet Software & Services) (a)	13,000	1,175,070
Zhejiang Expressway Co., Ltd., Class H (Transportation Infrastructure)	156,000	192,965
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	239,500	491,808

		53,522,083

Colombia 0.1%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	427,920	234,213

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Egypt 0.1%
Telecom Egypt Co. (Diversified Telecommunication Services)	118,998	$87,106

Greece 0.9%
FF Group (Specialty Retail) (a)	19,997	418,817
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	23,120	553,439
Mytilineos Holdings S.A. (Industrial Conglomerates) (a)	52,051	545,078

		1,517,334

Hong Kong 0.4%
Haier Electronics Group Co., Ltd. (Household Durables) (a)	91,000	239,707
SSY Group, Ltd. (Pharmaceuticals)	52,000	24,729
Sun Art Retail Group, Ltd. (Food & Staples Retailing)	448,500	453,019

		717,455

India 8.1%
Balrampur Chini Mills, Ltd. (Food Products)	215,872	571,581
Chennai Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	14,904	107,941
Grasim Industries, Ltd. (Construction Materials)	11,117	211,025
HCL Technologies, Ltd. (IT Services)	30,315	400,308
Hindalco Industries, Ltd. (Metals & Mining)	244,069	1,008,739
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	168,992	1,165,467
Hindustan Unilever, Ltd. (Household Products)	49,343	943,875
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	11,573	303,917
Indian Bank (Banks)	124,845	603,589
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	117,882	756,199
KEC International, Ltd. (Construction & Engineering)	21,719	97,980
Maruti Suzuki India, Ltd. (Automobiles)	271	34,392
Motherson Sumi Systems, Ltd. (Auto Components)	206,478	1,160,679
NTPC, Ltd. (Independent Power & Renewable Electricity Producers)	149,356	416,100
Piramal Enterprises, Ltd. (Pharmaceuticals)	13,944	589,654
Power Finance Corp., Ltd. (Diversified Financial Services)	250,249	538,970
PTC India, Ltd. (Independent Power & Renewable Electricity Producers)	164,015	311,336
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	122,997	1,792,698
Rural Electrification Corp., Ltd. (Diversified Financial Services)	208,595	558,755
Tata Steel, Ltd. (Metals & Mining)	105,118	1,141,799
Vedanta, Ltd. (Metals & Mining)	258,791	1,326,493

		14,041,497

	Shares	Value

Indonesia 0.8%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	2,039,500	$274,440
PT Bank Negara Indonesia Persero Tbk (Banks)	1,105,500	619,487
PT Indo Tambangraya Megah Tbk (Oil, Gas & Consumable Fuels)	304,000	497,607

		1,391,534

Malaysia 1.0%
AirAsia BHD (Airlines)	1,343,800	1,060,185
Malayan Banking BHD (Banks)	239,800	523,952
PPB Group BHD (Food Products)	19,100	75,705

		1,659,842

Mexico 2.8%
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	1,940,800	1,673,370
Fibra Uno Administracion S.A. de C.V. (Equity Real Estate Investment Trusts)	105,900	166,154
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	250,600	1,484,902
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	183,900	325,752
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	566,800	1,268,901

		4,919,079

Philippines 0.7%
Ayala Land, Inc. (Real Estate Management & Development)	307,300	257,150
DMCI Holdings, Inc. (Industrial Conglomerates)	899,500	267,280
SM Prime Holdings, Inc. (Real Estate Management & Development)	1,012,700	725,809

		1,250,239

Poland 2.1%
Enea S.A. (Electric Utilities)	102,957	394,014
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels)	42,374	768,680
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Oil, Gas & Consumable Fuels)	616,845	1,133,722
Synthos S.A. (Chemicals)	175,574	237,800
Tauron Polska Energia S.A. (Electric Utilities) (a)	1,132,882	1,095,549

		3,629,765

Republic of Korea 15.3%
Daishin Securities Co., Ltd. (Capital Markets)	11,184	134,765
DGB Financial Group, Inc. (Banks)	122,118	1,139,049
Doosan Infracore Co., Ltd. (Machinery) (a)	64,746	535,143
GS Holdings Corp. (Oil, Gas & Consumable Fuels)	2,440	144,176
Hana Financial Group, Inc. (Banks)	35,486	1,518,770
Hanwha Chemical Corp. (Chemicals)	39,432	1,071,723
Hanwha Corp. (Industrial Conglomerates)	26,998	1,075,968
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	2,734	110,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value

Common Stocks (continued)
Republic of Korea (continued)
Industrial Bank of Korea (Banks)	91,534	$1,254,114
KB Financial Group, Inc. (Banks)	34,080	1,776,473
LF Corp. (Textiles, Apparel & Luxury Goods)	4,297	98,953
LG Corp. (Industrial Conglomerates)	11,061	849,061
LG Electronics, Inc. (Household Durables)	15,803	1,283,593
LOTTE Himart Co., Ltd. (Specialty Retail)	3,808	251,861
NH Investment & Securities Co., Ltd. (Capital Markets)	48,635	609,918
S-Oil Corp. (Oil, Gas & Consumable Fuels)	1,605	184,088
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	3,403	8,365,120
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	5,045	927,630
Shinhan Financial Group Co., Ltd. (Banks)	9,508	426,029
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	33,657	2,469,412
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	5,534	1,012,603
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	5,213	1,228,395

		26,467,512

Russia 0.6%
Novolipetsk Steel PJSC, GDR (Metals & Mining)	48,883	1,126,753

Singapore 0.3%
IGG, Inc. (Software) (c)	371,000	497,431

South Africa 6.7%
African Rainbow Minerals, Ltd. (Metals & Mining)	63,519	557,345
Assore, Ltd. (Metals & Mining)	15,637	341,998
Astral Foods, Ltd. (Food Products)	32,266	442,636
Barclays Africa Group, Ltd. (Banks)	83,436	826,998
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	27,787	117,938
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	107,823	1,096,323
FirstRand, Ltd. (Diversified Financial Services)	205,996	746,692
Investec, Ltd. (Capital Markets)	121,990	832,090
Kumba Iron Ore, Ltd. (Metals & Mining)	26,456	508,958
♦Naspers, Ltd., Class N (Media)	14,204	3,460,899
Standard Bank Group, Ltd. (Banks)	99,801	1,157,625
Steinhoff International Holdings N.V. (Household Durables)	337,363	1,465,297

		11,554,799

Taiwan 13.7%
China General Plastics Corp. (Chemicals)	284,250	266,253
Compeq Manufacturing Co., Ltd. (Electronic Equipment, Instruments & Components)	204,000	239,785
Coretronic Corp. (Electronic Equipment, Instruments & Components)	130,000	155,606

	Shares	Value

Taiwan (continued)
CTBC Financial Holding Co., Ltd. (Banks)	2,212,927	$1,416,121
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	105,000	146,571
First Financial Holding Co., Ltd. (Banks)	635,000	409,514
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	721,000	1,148,694
General Interface Solution Holding, Ltd. (Electronic Equipment, Instruments & Components)	121,000	1,109,319
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	43,000	496,875
Grand Pacific Petrochemical (Chemicals)	600,000	454,583
HannStar Display Corp. (Electronic Equipment, Instruments & Components)	1,164,000	451,559
Hiwin Technologies Corp. (Machinery)	48,000	480,645
♦Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	754,218	2,800,856
Innolux Corp. (Electronic Equipment, Instruments & Components)	2,585,000	1,131,385
Lien Hwa Industrial Corp. (Food Products)	534,150	566,747
Lotes Co., Ltd. (Electronic Equipment, Instruments & Components)	26,000	160,347
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	386,000	1,046,927
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	122,000	271,026
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment) (a)	118,000	328,653
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	785,000	6,324,873
Taiwan Union Technology Corp. (Electronic Equipment, Instruments & Components)	190,000	487,608
Uni-President Enterprises Corp. (Food Products)	650,000	1,357,781
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	54,000	139,299
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	586,000	507,124
Yageo Corp. (Electronic Equipment, Instruments & Components)	67,106	532,896
Yuanta Financial Holding Co., Ltd. (Capital Markets)	2,727,000	1,211,618

		23,642,665

Thailand 0.8%
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	10,500	72,697
Krung Thai Bank PCL, NVDR (Banks)	620,300	339,840
PTT Global Chemical PCL, NVDR (Chemicals)	134,600	324,142

12	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Thailand (continued)
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	191,300	$587,375

		1,324,054

Turkey 2.1%
Aksa Akrilik Kimya Sanayii A.S. (Textiles, Apparel & Luxury Goods)	8,644	30,419
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	181,147	424,987
Ford Otomotiv Sanayi A/S (Automobiles)	23,184	327,267
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	217,061	1,079,712
Tekfen Holding A.S. (Construction & Engineering)	75,200	253,934
Turkiye Halk Bankasi A.S. (Banks)	245,760	716,507
Turkiye Vakiflar Bankasi TAO, Class D (Banks)	436,116	727,713

		3,560,539

Ukraine 0.1%
Kernel Holding S.A. (Food Products) (a)	11,155	149,859

Total Common Stocks (Cost $137,940,428)		157,927,162

Exchange-Traded Funds 3.0%
United States 3.0%
iShares MSCI Emerging Markets ETF (Capital Markets)	27,786	1,285,936
iShares MSCI Russia Capped ETF (Capital Markets)	65,100	2,154,159
VanEck Vectors Russia ETF (Capital Markets)	81,200	1,769,348

Total Exchange-Traded Funds (Cost $5,050,313)		5,209,443

Preferred Stocks 5.5%
Brazil 3.3%
Banco Bradesco S.A. 3.77% (Banks)	9,790	103,786
Banco do Estado do Rio Grande do Sul S.A. 4.05% Class B (Banks)	5,500	25,623
Cia Energetica de Minas Gerais 7.15% (Electric Utilities)	425,100	1,004,501
Cia Paranaense de Energia 6.70% Class B (Electric Utilities)	123,300	941,909
Itau Unibanco Holding S.A. 4.45% (Banks)	185,104	2,379,367
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	20,000	102,528
Vale S.A. 4.33% (Metals & Mining)	119,600	1,087,306

		5,645,020

	Shares	Value

Republic of Korea 2.2%
Hyundai Motor Co. 4.02% (Automobiles)	1,488	$150,082
4.18% (Automobiles)	3,348	307,800
LG Chem, Ltd. 2.06% (Chemicals)	4,945	1,145,381
♦ Samsung Electronics Co., Ltd. 1.61% (Technology Hardware, Storage & Peripherals)	1,149	2,297,282

		3,900,545

Total Preferred Stocks (Cost $8,949,026)		9,545,565

	Number of Rights
Rights 0.0%‡
Brazil 0.0% ‡
Cia Energetica de Minas Gerais Expires 11/29/17 (Electric Utilities) (a)	4,448	1,305
Cia Energetica de Minas Gerais Expires 11/29/17 (Electric Utilities) (a)	67,538	23,949

Total Rights (Cost $0)		25,254

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
United States 0.2%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $227,953 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $240,000 and a Market Value of $234,356) (Capital Markets)	$227,951	227,951

Total Short-Term Investment (Cost $227,951)		227,951

Total Investments (Cost $152,167,718)	100.1%	172,935,375
Other Assets, Less Liabilities	(0.1)	(105,363)
Net Assets	100.0%	$172,830,012

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	All or a portion of this security was held on loan. As of October 31, 2017, the market value of securities loaned was $434,563 and the Fund received non-cash collateral in the amount of $458,010 (See Note 2(L)).

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$157,927,162	$—	$—	$157,927,162
Exchange-Traded Funds	5,209,443	—	—	5,209,443
Preferred Stocks	9,545,565	—	—	9,545,565
Rights	25,254	—	—	25,254
Short-Term Investment
Repurchase Agreement	—	227,951	—	227,951

Total Investments in Securities	$172,707,424	$227,951	$—	$172,935,375

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2017 (a)
Common Stocks
China	$53,171	$—	$44,966	$36,186	$—	$(134,323)	$—	$—	$—	$—
Right	68,241	—	—	5,523	—	(73,764)	—	—	—	—

Total	$121,412	$—	$44,966	$41,709	$—	$(208,087)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Emerging Markets Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$1,060,185	0.6%
Auto Components	1,335,768	0.8
Automobiles	3,852,554	2.2
Banks	27,593,715	16.0
Beverages	24,917	0.0 ‡
Capital Markets	10,518,544	6.1
Chemicals	3,499,882	2.0
Construction & Engineering	2,102,455	1.2
Construction Materials	820,194	0.5
Diversified Consumer Services	466,224	0.3
Diversified Financial Services	2,993,111	1.7
Diversified Telecommunication Services	2,134,951	1.2
Electric Utilities	3,523,710	2.0
Electronic Equipment, Instruments & Components	8,400,799	4.9
Equity Real Estate Investment Trusts	166,154	0.1
Food & Staples Retailing	1,721,920	1.0
Food Products	4,332,826	2.5
Gas Utilities	1,195,119	0.7
Household Durables	3,107,691	1.8
Household Products	943,875	0.5
Independent Power & Renewable Electricity Producers	800,133	0.5
Industrial Conglomerates	2,973,774	1.7
Insurance	3,084,118	1.8
Internet Software & Services	20,686,897	12.0
IT Services	400,308	0.2
Machinery	4,143,832	2.4
Media	3,460,899	2.0
Metals & Mining	8,420,328	4.9
Oil, Gas & Consumable Fuels	13,195,649	7.6
Paper & Forest Products	1,167,982	0.7
Pharmaceuticals	1,044,490	0.6
Real Estate Management & Development	1,311,631	0.8
Semiconductors & Semiconductor Equipment	11,444,890	6.6
Software	497,431	0.3
Specialty Retail	1,359,806	0.8
Technology Hardware, Storage & Peripherals	10,662,402	6.2
Textiles, Apparel & Luxury Goods	548,662	0.3
Thrifts & Mortgage Finance	303,917	0.2
Transportation Infrastructure	1,598,429	0.9
Wireless Telecommunication Services	6,035,203	3.5

	172,935,375	100.1
Other Assets, Less Liabilities	(105,363)	(0.1)

Net Assets	$172,830,012	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $152,167,718)	$172,935,375
Cash denominated in foreign currencies (identified cost $215,070)	215,723
Receivables:
Fund shares sold	154,882
Dividends and interest	139,651
Other assets	43,889

Total assets	173,489,520

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	312,920
Manager (See Note 3)	175,687
Investment securities purchased	111,034
Custodian	20,566
Shareholder communication	13,363
Professional fees	10,997
NYLIFE Distributors (See Note 3)	4,235
Fund shares redeemed	3,119
Transfer agent (See Note 3)	1,332
Trustees	386
Accrued expenses	5,869

Total liabilities	659,508

Net assets	$172,830,012

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,962
Additional paid-in capital	162,817,004

162,832,966
Undistributed net investment income	895,867
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions (a)	(11,353,416)
Net unrealized appreciation (depreciation) on investments (b)	20,454,737
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(142)

Net assets	$172,830,012

Class A
Net assets applicable to outstanding shares	$10,040,248

Shares of beneficial interest outstanding	929,574

Net asset value per share outstanding	$10.80
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.43

Investor Class
Net assets applicable to outstanding shares	$1,384,759

Shares of beneficial interest outstanding	128,782

Net asset value per share outstanding	$10.75
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.38

Class C
Net assets applicable to outstanding shares	$2,337,630

Shares of beneficial interest outstanding	219,760

Net asset value and offering price per share outstanding	$10.64

Class I
Net assets applicable to outstanding shares	$159,067,375

Shares of beneficial interest outstanding	14,684,300

Net asset value and offering price per share outstanding	$10.83

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $312,920.

16	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$4,111,640
Securities lending income	21,304
Interest	515
Other income	147

Total income	4,133,606

Expenses
Manager (See Note 3)	1,528,293
Custodian	286,579
Professional fees	82,886
Registration	65,878
Distribution/Service—Class A (See Note 3)	12,235
Distribution/Service—Investor Class (See Note 3)	2,483
Distribution/Service—Class C (See Note 3)	13,500
Shareholder communication	25,041
Transfer agent (See Note 3)	20,286
Trustees	3,439
Broker fees and charges on short sales	412
Miscellaneous	26,172

Total expenses	2,067,204

Net investment income (loss)	2,066,402

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	24,798,881
Investments sold short	7,631
Futures transactions	(187,227)
Total return equity swap transactions	714,624
Foreign currency transactions	(673,014)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	24,660,895

Net change in unrealized appreciation (depreciation) on: Investments (c)	13,380,091
Total return equity swap contracts	(1,302,817)
Translation of other assets and liabilities in foreign currencies	24,358

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	12,101,632

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	36,762,527

Net increase (decrease) in net assets resulting from operations	$38,828,929

(a)	Dividends recorded net of foreign withholding taxes in the amount of $(584,258).

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $384,247.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $68,152.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2017 and October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,066,402	$1,662,039
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	24,660,895	(11,760,559)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	12,101,632	15,868,627

Net increase (decrease) in net assets resulting from operations	38,828,929	5,770,107

Dividends to shareholders:
From net investment income:
Class A	(77,512)	(72,077)
Investor Class	(20,383)	(13,116)
Class C	(22,375)	(13,433)
Class I	(4,051,053)	(3,451,893)

Total dividends to shareholders	(4,171,323)	(3,550,519)

Capital share transactions:
Net proceeds from sale of shares	74,152,404	22,334,429
Net asset value of shares issued to shareholders in reinvestment of dividends	4,167,488	3,543,235
Cost of shares redeemed	(55,935,093)	(38,097,523)

Increase (decrease) in net assets derived from capital share transactions	22,384,799	(12,219,859)

Net increase (decrease) in net assets	57,042,405	(10,000,271)

Net Assets
Beginning of year	115,787,607	125,787,878

End of year	$172,830,012	$115,787,607

Undistributed net investment income at end of year	$895,867	$2,185,615

18	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,					November 15, 2013** through October 31,
Class A	2017		2016		2015	2014
Net asset value at beginning of period	$8.74		$8.50		$10.40	$10.00

Net investment income (loss) (a)	0.12		0.10		0.13	0.15
Net realized and unrealized gain (loss) on investments	2.26		0.41		(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	2.34		0.48		(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.28)		(0.24)		(0.32)	(0.02)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.28)		(0.24)		(0.37)	(0.02)

Net asset value at end of period	$10.80		$8.74		$8.50	$10.40

Total investment return (b)	28.01%		5.93%		(14.97%)	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%		1.30	%(c)	1.37%	1.57%††
Net expenses (excluding short sale expenses)	1.56%		1.57	%(d)	1.60%	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.55%		2.11%		1.87%	1.90%††
Short sale expenses	0.00	%(e)	0.01%		0.01%	0.01%††
Portfolio turnover rate	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$10,040		$2,516		$2,537	$1,564

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.60%.
(e)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,					November 15, 2013** through October 31,
Investor Class	2017		2016		2015	2014
Net asset value at beginning of period	$8.71		$8.47		$10.38	$10.00

Net investment income (loss) (a)	0.09		0.09		0.09	0.13
Net realized and unrealized gain (loss) on investments	2.26		0.41		(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	2.31		0.47		(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.27)		(0.23)		(0.30)	(0.02)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.27)		(0.23)		(0.35)	(0.02)

Net asset value at end of period	$10.75		$8.71		$8.47	$10.38

Total investment return (b)	27.60%		5.72%		(15.21%)	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%		1.14	%(c)	1.01%	1.33%††
Net expenses (excluding short sale expenses)	1.88%		1.80	%(d)	1.84%	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.88%		2.34%		2.11%	2.13%††
Short sale expenses	0.00	%(e)	0.01%		0.01%	0.01%††
Portfolio turnover rate	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$1,385		$615		$542	$270

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.83%.
(e)	Less than one-tenth of a percent.

20	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,					November 15, 2013** through October 31,
Class C	2017		2016		2015	2014
Net asset value at beginning of period	$8.62		$8.39		$10.32	$10.00

Net investment income (loss) (a)	0.02		0.03		0.02	0.05
Net realized and unrealized gain (loss) on investments	2.25		0.40		(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	2.23		0.40		(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.21)		(0.17)		(0.26)	(0.01)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.21)		(0.17)		(0.31)	(0.01)

Net asset value at end of period	$10.64		$8.62		$8.39	$10.32

Total investment return (b)	26.82%		4.94%		(15.88%)	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%		0.38	%(c)	0.22%	0.50%††
Net expenses (excluding short sale expenses)	2.61%		2.54	%(d)	2.59%	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.61%		3.08%		2.86%	2.88%††
Short sale expenses	0.00	%(e)	0.01%		0.01%	0.01%††
Portfolio turnover rate	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$2,338		$894		$598	$519

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.57%.
(e)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,					November 15, 2013** through October 31,
Class I	2017		2016		2015	2014
Net asset value at beginning of period	$8.77		$8.53		$10.42	$10.00

Net investment income (loss) (a)	0.14		0.12		0.13	0.18
Net realized and unrealized gain (loss) on investments	2.26		0.41		(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	2.36		0.50		(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.30)		(0.26)		(0.33)	(0.02)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.30)		(0.26)		(0.38)	(0.02)

Net asset value at end of period	$10.83		$8.77		$8.53	$10.42

Total investment return (b)	28.23%		6.16%		(14.72%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%		1.54	%(c)	1.37%	1.85%††
Net expenses (excluding short sale expenses)	1.42%		1.33	%(d)	1.35%	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.42%		1.86%		1.62%	1.65%††
Short sale expenses	0.00	%(e)	0.01%		0.01%	0.01%††
Portfolio turnover rate	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$159,067		$111,763		$122,110	$182,864

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.36%.
(e)	Less than one-tenth of a percent.

22	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Equity Fund (formerly known as MainStay Emerging Markets Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of November 15, 2013. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

23

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, rights and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

24	MainStay Emerging Markets Equity Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, the fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least

25

Notes to Financial Statements (continued)

annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements. The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, the Fund did not hold any futures contracts.

26	MainStay Emerging Markets Equity Fund

The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of October 31, 2017, the Fund did not hold any futures contracts.

(J)  Securities Sold Short.  During the year ended October 31, 2017, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended October 31, 2017, the Fund had securities on loan with a value of $434,563 and had received non-cash collateral of $458,010. The Fund earned income from securities loaned in the amount of $21,304 as reflected in the Statement of Operations.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(O)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash

27

Notes to Financial Statements (continued)

flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(187,227)	$(187,227)
Total Return Equity Swap Contracts	Net realized gain (loss) on swap transactions	714,624	714,624

Total Realized Gain (Loss)		$527,397	$527,397

28	MainStay Emerging Markets Equity Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(1,302,817)	$(1,302,817)

Total Change in Unrealized Appreciation (Depreciation)		$(1,302,817)	$(1,302,817)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long (a)	$1,628,900	$1,628,900
Total Return Equity Swap Contracts Long (b)	$36,367,577	$36,367,577
Total Return Equity Swap Contracts Short (b)	$(33,483,961)	$(33,483,961)

(a)	Positions were open one month during the reporting period.

(b)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.05% up to $1 billion and 1.025% in excess of $1 billion. Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at 1.10% annual rate of average daily net assets of the Fund. During the year ended October 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.06%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fees and expenses) do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $1,528,293.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $3,249 and $2,450, respectively.

During the year ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,724 and $292, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

29

Notes to Financial Statements (continued)

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$521
Investor Class	2,639
Class C	3,725
Class I	13,401

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation

(depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments,

as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$152,679,135	$22,639,881	$(2,383,641)	$20,256,240

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,149,707	$(11,028,035)	$(67,804)	$19,943,178	$9,997,046

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Companies (PFIC) adjustments. The other temporary differences are primarily due to amortization of organizational costs and foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$815,173	$(815,173)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swaps and PFIC adjustments.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $11,028,035 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$7,725	$3,303

The Fund utilized $23,984,766 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$4,171,323	$3,550,519

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and the commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with

30	MainStay Emerging Markets Equity Fund

respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $341,708 and $319,280, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	860,858	$8,436,229
Shares issued to shareholders in reinvestment of dividends and distributions	9,443	74,131
Shares redeemed	(262,157)	(2,562,572)

Net increase (decrease) in shares outstanding before conversion	608,144	5,947,788
Shares converted into Class A (See Note 1)	53,756	552,954
Shares converted from Class A (See Note 1)	(20,228)	(179,458)

Net increase (decrease)	641,672	$6,321,284

Year ended October 31, 2016:
Shares sold	104,292	$817,852
Shares issued to shareholders in reinvestment of dividends and distributions	8,433	65,022
Shares redeemed	(125,016)	(980,037)

Net increase (decrease) in shares outstanding before conversion	(12,291)	(97,163)
Shares converted into Class A (See Note 1)	2,094	17,930
Shares converted from Class A (See Note 1)	(377)	(3,324)

Net increase (decrease)	(10,574)	$(82,557)

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	124,212	$1,190,899
Shares issued to shareholders in reinvestment of dividends and distributions	2,585	20,244
Shares redeemed	(16,943)	(160,148)

Net increase (decrease) in shares outstanding before conversion	109,854	1,050,995
Shares converted into Investor Class (See Note 1)	2,250	21,713
Shares converted from Investor Class (See Note 1)	(53,945)	(552,954)

Net increase (decrease)	58,159	$519,754

Year ended October 31, 2016:
Shares sold	21,091	$166,529
Shares issued to shareholders in reinvestment of dividends and distributions	1,703	13,116
Shares redeemed	(14,417)	(114,699)

Net increase (decrease) in shares outstanding before conversion	8,377	64,946
Shares converted into Investor Class (See Note 1)	378	3,324
Shares converted from Investor Class (See Note 1)	(2,101)	(17,930)

Net increase (decrease)	6,654	$50,340

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	137,360	$1,327,432
Shares issued to shareholders in reinvestment of dividends and distributions	2,832	22,061
Shares redeemed	(24,110)	(221,746)

Net increase (decrease)	116,082	$1,127,747

Year ended October 31, 2016:
Shares sold	54,239	$432,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,722	13,204
Shares redeemed	(23,587)	(185,253)

Net increase (decrease)	32,374	$260,689

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	6,592,742	$63,197,844
Shares issued to shareholders in reinvestment of dividends and distributions	515,401	4,051,052
Shares redeemed	(5,186,134)	(52,990,627)

Net increase (decrease) in shares outstanding before conversion	1,922,009	14,258,269
Shares converted into Class I (See Note 1)	17,966	157,745

Net increase (decrease)	1,939,975	$14,416,014

Year ended October 31, 2016:
Shares sold	2,623,155	$20,917,310
Shares issued to shareholders in reinvestment of dividends and distributions	447,136	3,451,893
Shares redeemed	(4,645,448)	(36,817,534)

Net increase (decrease)	(1,575,157)	$(12,448,331)

31

Notes to Financial Statements (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay

Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

32	MainStay Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Emerging Markets Equity Fund (formerly, MainStay Emerging Opportunities Fund) (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Emerging Markets Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

33

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1. To elect eight Trustees to the Board; and

2. To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 all Funds and classes thereof voting together on the Proposal were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2017, the Fund designated approximately $1,501,260 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2017:

•	the total amount of taxes credited to foreign countries was $929,061.

•	the total amount of income sourced from foreign countries was $4,513,904.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

34	MainStay Emerging Markets Equity Fund

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay Emerging Markets Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

37

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay Emerging Markets Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716828 MS286-17	MSEME11-12/17 (NYLIM) NL244

MainStay Epoch Capital Growth Fund

Message from the President and Annual Report

October 31, 2017

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Message from the President

The 12 months ended October 31, 2017, brought strong performance to equity markets in the United States and abroad.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid double-digit overall returns during the reporting period. Total returns for stocks in general exceeded 20% at all capitalization levels. Growth stocks were particularly strong, outperforming value stocks for companies of all sizes except among microcaps, where value stocks outperformed growth stocks.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. Following the U.S. presidential election in November 2016, many investors looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range three times—in December of 2016 and in March and June of 2017. These incremental increases raised the federal funds target range to 1.00% to 1.25% by the end of the reporting period. These tightening moves were followed by higher U.S. Treasury yields at all maturities, with the greatest increases at the short-end of the maturity spectrum.

As interest rates rise, bond prices tend to decline (and vice versa). As a result, some portions of the U.S. Treasury market recorded negative total returns during the reporting period. Agency securities posted small but positive total returns, as did asset-backed and mortgage-backed securities. Other bond categories, particularly those with looser ties to U.S. interest rates, did considerably better. Emerging-market debt recorded solid single-digit returns; high-yield bonds were generally stronger; and convertible bonds, which are closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income sector during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the 12 months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2017

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	17.67 24.52%	13.79 18.70%	1.61 1.61%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	17.58 24.43	13.72 18.64	1.61 1.61
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	22.41 23.41	17.74 17.74	2.36 2.36
Class I Shares	No Sales Charge		6/30/2016	24.74	18.95	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
MSCI World Index[3]	22.77%	19.07%
Morningstar World Large Stock Category Average[4]	22.31	19.12

3.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,104.80	$5.99	$1,019.50	$5.75	1.13%

Investor Class Shares	$1,000.00	$1,103.90	$6.89	$1,018.70	$6.61	1.30%

Class C Shares	$1,000.00	$1,098.90	$10.69	$1,015.00	$10.26	2.02%

Class I Shares	$1,000.00	$1,105.50	$4.83	$1,020.60	$4.63	0.91%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2017 (Unaudited)

United States	54.5%
United Kingdom	8.3
Japan	5.3
Canada	4.8
France	4.8
Australia	3.2
Hong Kong	2.2
Spain	2.2
China	1.9
Israel	1.7
Sweden	1.7
Netherlands	1.6
Switzerland	1.1
Denmark	0.8

Germany	0.8%
Ireland	0.7
South Africa	0.7
Argentina	0.6
Brazil	0.6
Indonesia	0.6
Italy	0.5
Republic of Korea	0.5
Singapore	0.5
Taiwan	0.5
Portugal	0.3
Other Assets, Less Liabilities	(0.4)

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	UnitedHealth Group, Inc.

2.	Alphabet, Inc.

3.	LyondellBasell Industries N.V., Class A

4.	Apple, Inc.

5.	Lam Research Corp.

6.	Hong Kong Exchanges & Clearing, Ltd.

7.	Check Point Software Technologies, Ltd.

8.	Accenture PLC

9.	AbbVie, Inc.

10.	LVMH Moet Hennessy Louis Vuitton S.E.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael Welhoelter, CFA, William J. Booth, CFA, David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2017?

Excluding all sales charges, MainStay Epoch Capital Growth Fund returned 24.52% for Class A shares, 24.43% for Investor Class shares and 23.41% for Class C shares for the 12 months ended October 31, 2017. Over the same period, Class I shares returned 24.74%. For the 12 months ended October 31, 2017, all share classes outperformed the 22.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 22.31% return of the Morningstar World Large Stock Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s diversified portfolio includes positions in companies that continued to provide above-average returns on invested capital during the reporting period. The Fund’s relative performance was helped by stock selection in the health care and consumer staples sectors and by an overweight position relative to the MSCI World Index in the information technology sector, which provided the strongest returns relative to the Index during the reporting period. The largest detractors were stock selection and an underweight position in the financials sector and the Fund’s small cash position, which was a drag on returns in a rising market.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest-contributing sectors to the Fund’s performance relative to the MSCI World Index were health care, consumer staples and information technology. (Contributions take weightings and total returns into account.) Stock selection was helpful in the first two sectors. The Fund’s overweight position in the information technology sector, which outperformed the market, and its underweight position in the consumer staples sector, which underperformed the market, also contributed positively to relative performance.

The weakest sectors relative to the MSCI World Index were financials and industrials. Stock selection in both sectors hurt relative performance. Although financials provided the second-best returns of any sector in the Index during the reporting period, the Fund had a relatively low weight in the sector, and this positioning also detracted from the Fund’s relative performance. The Fund’s small cash position held back returns in a rising market.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Lam Research, Actelion and AbbVie provided the strongest contributions to absolute performance. The stock of each company climbed by more than 60% during the reporting period. Lam Research, a designer of semiconductor processing equipment, rose on strong revenues, especially from tools used in manufacturing memory chips. Actelion is a biopharmaceutical company that was acquired by Johnson & Johnson in June. AbbVie is a global pharmaceutical company. The company’s share price was helped by FDA approval of a new Hepatitis C treatment and by a settlement of patent litigation with a competitor during the reporting period.

American Outdoor Brands, F5 Networks and Hugel detracted the most from absolute performance. The stock of each company declined by double digits during the reporting period. American Outdoor Brands, formerly known as Smith & Wesson, manufactures firearms and has been affected by a decline in gun sales in 2017. F5 Networks specializes in networking technology for web applications and cloud resources. Although the company has grown its base of customers, competition has temporarily put revenues and margins under pressure. The company has experienced lower-than-anticipated sales from a recent product refresh and a pause in orders from European customers in the wake of Brexit and recent elections. Hugel is a South Korean maker of beauty products including Botox®. There have been concerns about domestic pricing for Botox® products because the leading supplier of Botox® to the industry, Medytox, has cut prices.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a number of purchases during the reporting period, including Lam Research (described above) and LyondellBasell Industries, a multinational chemical company. We believe that LyondellBasell, which has roots in the United States and Europe, will be able to consistently generate returns on invested capital above those of its peers. LyondellBasell has historically enjoyed a competitive advantage because of its access to abundant and low-priced shale gas feedstock (raw materials used in chemical production) in the United States relative to peers who use oil. We believe that the advantage becomes more pronounced when oil prices rise, thus the position also addresses, in part, the Fund’s underweight position in the energy sector. The Fund made several sales during the reporting period, including Actelion on strength and American Outdoor Brands on weakness. (Both are described above).

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on the Morningstar World Large Stock Category Average.

9

How did the Fund’s sector weightings change during the reporting period?

The only meaningful changes were a decrease in the weight of the health care sector and an increase in the weight of the materials sector. These changes were both driven by stock selection.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund had a substantially overweight position relative to the benchmark in the information technology sector, where Epoch’s screening and fundamental research had uncovered many companies with large and, in Epoch’s view, sustainable spreads between returns on invested capital and the cost of that capital. As of the same date, the Fund had meaningfully underweight positions in the energy and financials sectors. Most energy stocks are subject to swings in oil prices and most financials lack a history of high returns on invested capital. Given the Fund’s focus on high returns on invested capital, the Fund’s portfolio managers tend to find fewer investment candidates in those areas.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Capital Growth Fund

Portfolio of Investments October 31, 2017

	Shares	Value
Common Stocks 97.5%†
Argentina 0.6%
MercadoLibre, Inc. (Internet Software & Services)	2,636	$633,457

Australia 3.2%
Commonwealth Bank of Australia (Banks)	7,267	431,762
CSL, Ltd. (Biotechnology)	10,516	1,118,167
Mineral Resources, Ltd. (Metals & Mining)	42,779	569,692
Northern Star Resources, Ltd. (Metals & Mining)	191,208	763,900
Regis Resources, Ltd. (Metals & Mining)	177,868	529,551

		3,413,072

Brazil 0.6%
Cielo S.A. (IT Services)	96,142	657,738

Canada 4.8%
Canadian National Railway Co. (Road & Rail)	10,452	841,037
CCL Industries, Inc., Class B (Containers & Packaging)	11,230	541,261
Constellation Software, Inc. (Software)	1,343	764,077
Dollarama, Inc. (Multiline Retail)	10,472	1,165,711
Linamar Corp. (Auto Components)	6,949	421,648
Royal Bank of Canada (Banks)	9,737	761,314
West Fraser Timber Co., Ltd. (Paper & Forest Products)	11,217	682,271

		5,177,319

China 1.9%
Hengan International Group Co., Ltd. (Personal Products)	62,000	611,147
NetEase, Inc., ADR (Internet Software & Services)	4,982	1,404,525

		2,015,672

Denmark 0.8%
Pandora A/S (Textiles, Apparel & Luxury Goods)	9,127	861,516

France 4.8%
Criteo S.A., Sponsored ADR (Internet Software & Services) (a)	16,681	696,765
Edenred (Commercial Services & Supplies)	28,429	819,609
Essilor International S.A. (Health Care Equipment & Supplies)	7,847	993,580
♦LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	5,705	1,701,904
Thales S.A. (Aerospace & Defense)	9,607	1,001,345

		5,213,203

Germany 0.8%
Continental A.G. (Auto Components)	3,422	868,574

	Shares	Value
Hong Kong 2.2%
China Gas Holdings, Ltd. (Gas Utilities)	174,000	$528,597
♦Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	67,200	1,870,926

		2,399,523

Indonesia 0.6%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	513,861	591,059

Ireland 0.7%
James Hardie Industries PLC (Construction Materials)	46,976	715,107

Israel 1.7%
♦Check Point Software Technologies, Ltd. (Software) (a)	15,598	1,836,041

Italy 0.5%
Finecobank Banca Fineco S.p.A (Banks)	62,534	584,927

Japan 5.3%
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	6,000	1,046,656
Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	25,000	1,036,674
Koito Manufacturing Co., Ltd. (Auto Components)	8,100	537,127
Kose Corp. (Personal Products)	4,200	507,154
Start Today Co., Ltd. (Internet & Direct Marketing Retail)	23,300	633,191
Toridoll Holdings Corp. (Hotels, Restaurants & Leisure)	17,400	558,551
Tsuruha Holdings, Inc. (Food & Staples Retailing)	4,300	530,575
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	20,500	838,353

		5,688,281

Netherlands 1.6%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	6,847	1,234,642
Randstad Holding N.V. (Professional Services)	7,466	459,363

		1,694,005

Portugal 0.3%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	20,270	368,339

Republic of Korea 0.5%
Hugel, Inc. (Biotechnology) (a)	1,451	555,611

Singapore 0.5%
Singapore Exchange, Ltd. (Capital Markets)	96,300	541,869

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
South Africa 0.7%
FirstRand, Ltd. (Diversified Financial Services)	196,858	$713,569

Spain 2.2%
Amadeus IT Group S.A. (IT Services)	17,752	1,204,517
Industria de Diseno Textil S.A. (Specialty Retail)	30,022	1,122,398

		2,326,915

Sweden 1.7%
Atlas Copco AB, Class B (Machinery)	32,555	1,292,999
Skanska AB, Class B (Construction & Engineering)	26,439	580,154

		1,873,153

Switzerland 1.1%
Roche Holding A.G. (Pharmaceuticals)	3,786	874,728
Schindler Holding A.G., Registered (Machinery)	1,576	348,011

		1,222,739

Taiwan 0.5%
Eclat Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	45,000	537,890

United Kingdom 8.3%
Admiral Group PLC (Insurance)	32,487	830,160
Compass Group PLC (Hotels, Restaurants & Leisure)	34,915	766,535
Hargreaves Lansdown PLC (Capital Markets)	34,944	734,220
Howden Joinery Group PLC (Trading Companies & Distributors)	150,066	817,371
InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	13,883	769,263
Persimmon PLC (Household Durables)	42,329	1,575,264
Prudential PLC (Insurance)	23,674	582,317
RELX N.V. (Professional Services)	52,151	1,177,905
Rightmove PLC (Internet Software & Services)	9,472	522,583
Unilever PLC (Personal Products)	21,572	1,223,248

		8,998,866

United States 51.6%
♦AbbVie, Inc. (Biotechnology)	19,840	1,790,560
♦Accenture PLC, Class A (IT Services)	12,745	1,814,378
Advanced Energy Industries, Inc. (Semiconductors & Semiconductor Equipment) (a)	12,054	1,021,215
Alaska Air Group, Inc. (Airlines)	14,564	961,661
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	2,785	665,559
♦Alphabet, Inc., Class A (Internet Software & Services) (a)	1,973	2,038,188
American Express Co. (Consumer Finance)	9,179	876,778
American Woodmark Corp. (Building Products) (a)	2,720	262,752

	Shares	Value
United States (continued)
♦Apple, Inc. (Technology Hardware, Storage & Peripherals)	11,772	$1,989,939
Automatic Data Processing, Inc. (IT Services)	8,899	1,034,598
Bank of Hawaii Corp. (Banks)	10,889	888,651
Biogen, Inc. (Biotechnology) (a)	1,223	381,160
Bioverativ, Inc. (Biotechnology) (a)	4,265	240,973
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	6,432	505,105
Celgene Corp. (Biotechnology) (a)	13,444	1,357,441
Centene Corp. (Health Care Providers & Services) (a)	15,322	1,435,212
Cerner Corp. (Health Care Technology) (a)	16,634	1,123,128
Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	10,792	482,834
Chubb, Ltd. (Insurance)	3,603	543,404
Core Laboratories N.V. (Energy Equipment & Services)	3,109	310,589
Costco Wholesale Corp. (Food & Staples Retailing)	7,667	1,235,000
Delphi Automotive PLC (Auto Components)	3,455	343,358
Dollar General Corp. (Multiline Retail)	3,116	251,897
DowDuPont, Inc. (Chemicals)	8,339	602,993
Estee Lauder Cos., Inc., Class A (Personal Products)	8,056	900,741
Expeditors International of Washington, Inc. (Air Freight & Logistics)	16,570	967,357
F5 Networks, Inc. (Communications Equipment) (a)	8,830	1,070,814
Facebook, Inc., Class A (Internet Software & Services) (a)	3,427	617,066
FactSet Research Systems, Inc. (Capital Markets)	3,366	639,102
Fortune Brands Home & Security, Inc. (Building Products)	8,257	545,457
HealthSouth Corp. (Health Care Providers & Services)	12,730	587,362
Henry Schein, Inc. (Health Care Providers & Services) (a)	11,412	896,983
Hexcel Corp. (Aerospace & Defense)	10,386	630,326
Home Depot, Inc. (Specialty Retail)	1,757	291,275
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	3,293	547,198
Jack Henry & Associates, Inc. (IT Services)	5,021	552,963
Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	3,307	468,040
♦Lam Research Corp. (Semiconductors & Semiconductor Equipment)	9,238	1,926,770
♦LyondellBasell Industries N.V., Class A (Chemicals)	19,408	2,009,310
Marriott International, Inc., Class A (Hotels, Restaurants & Leisure)	7,243	865,394
Mastercard, Inc., Class A (IT Services)	4,987	741,916
Microsoft Corp. (Software)	14,456	1,202,450

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
Moody’s Corp. (Capital Markets)	4,143	$590,005
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	9,165	503,983
NVR, Inc. (Household Durables) (a)	100	328,137
Paychex, Inc. (IT Services)	19,562	1,247,860
Public Storage (Equity Real Estate Investment Trusts)	2,960	613,460
Rollins, Inc. (Commercial Services & Supplies)	6,229	273,515
Signature Bank (Banks) (a)	3,568	463,876
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	10,421	1,186,535
Southwest Airlines Co. (Airlines)	13,957	751,724
Stamps.com, Inc. (Internet Software & Services) (a)	1,710	383,724
Starbucks Corp. (Hotels, Restaurants & Leisure)	13,471	738,750
TJX Cos., Inc. (Specialty Retail)	15,010	1,047,698
Total System Services, Inc. (IT Services)	4,783	344,615
U.S. Bancorp (Banks)	12,981	705,907
Union Pacific Corp. (Road & Rail)	8,860	1,025,899
United Parcel Service, Inc., Class B (Air Freight & Logistics)	7,954	934,834
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	9,818	2,063,940
Universal Health Services, Inc., Class B (Health Care Providers & Services)	4,926	505,900
Valvoline, Inc. (Chemicals)	23,210	557,504
Visa, Inc., Class A (IT Services)	9,755	1,072,855
WABCO Holdings, Inc. (Machinery) (a)	7,996	1,179,970
Western Alliance Bancorp (Banks) (a)	13,967	779,359
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	9,036	364,603
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	5,136	382,375

		55,664,925

Total Common Stocks (Cost $90,425,229)		105,153,370

	Principal Amount	Value
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
United States 2.9%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $3,062,803 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $3,105,000 and a Market Value of $3,127,806) (Capital Markets)	$3,062,774	$3,062,774

Total Short-Term Investment (Cost $3,062,774)		3,062,774

Total Investments (Cost $93,488,003)	100.4%	108,216,144
Other Assets, Less Liabilities	(0.4)	(393,509)
Net Assets	100.0%	$107,822,635

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American	Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$105,153,370	$—	$—	$105,153,370
Short-Term Investment
Repurchase Agreement	—	3,062,774	—	3,062,774

Total Investments in Securities	$105,153,370	$3,062,774	$—	$108,216,144

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay Epoch Capital Growth Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,631,671	1.5%
Air Freight & Logistics	2,407,296	2.2
Airlines	1,713,385	1.6
Auto Components	2,170,707	2.0
Banks	5,206,855	4.8
Biotechnology	5,443,912	5.1
Building Products	808,209	0.8
Capital Markets	7,438,896	6.9
Chemicals	3,169,807	2.9
Commercial Services & Supplies	1,093,124	1.0
Communications Equipment	1,070,814	1.0
Construction & Engineering	580,154	0.5
Construction Materials	715,107	0.7
Consumer Finance	876,778	0.8
Containers & Packaging	541,261	0.5
Diversified Financial Services	1,551,922	1.4
Electronic Equipment, Instruments & Components	1,036,674	1.0
Energy Equipment & Services	310,589	0.3
Equity Real Estate Investment Trusts	613,460	0.6
Food & Staples Retailing	2,133,914	2.0
Gas Utilities	528,597	0.5
Health Care Equipment & Supplies	2,206,337	2.1
Health Care Providers & Services	5,489,397	5.1
Health Care Technology	1,123,128	1.0
Hotels, Restaurants & Leisure	4,928,305	4.6
Household Durables	1,903,401	1.8
Insurance	1,955,881	1.8

	Value	Percent †
Internet & Direct Marketing Retail	$633,191	0.6%
Internet Software & Services	6,296,308	5.8
IT Services	8,671,440	8.0
Machinery	2,820,980	2.6
Metals & Mining	1,863,143	1.7
Multiline Retail	1,417,608	1.3
Paper & Forest Products	682,271	0.6
Personal Products	3,242,290	3.0
Pharmaceuticals	1,342,768	1.3
Professional Services	1,637,268	1.5
Real Estate Management & Development	1,046,656	1.0
Road & Rail	1,866,936	1.7
Semiconductors & Semiconductor Equipment	5,369,162	5.0
Software	3,802,568	3.5
Specialty Retail	2,461,371	2.3
Technology Hardware, Storage & Peripherals	1,989,939	1.9
Textiles, Apparel & Luxury Goods	3,605,293	3.3
Trading Companies & Distributors	817,371	0.8

	108,216,144	100.4
Other Assets, Less Liabilities	(393,509)	–0.4

Net Assets	$107,822,635	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2017

Assets
Investment in securities, at value (identified cost $93,488,003)	$108,216,144
Cash denominated in foreign currencies (identified cost $24)	24
Due from custodian	24,942
Receivables:
Dividends and interest	129,214
Investment securities sold	392
Other assets	25,499

Total assets	108,396,215

Liabilities
Payables:
Investment securities purchased	425,026
Manager (See Note 3)	68,294
Fund shares redeemed	55,716
Professional fees	7,820
Shareholder communication	7,727
Custodian	3,489
Transfer agent (See Note 3)	480
Trustees	259
NYLIFE Distributors (See Note 3)	67
Accrued expenses	4,702

Total liabilities	573,580

Net assets	$107,822,635

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,576
Additional paid-in capital	89,377,174

89,385,750
Undistributed net investment income	598,828
Accumulated net realized gain (loss) on investments and foreign currency transactions	3,109,156
Net unrealized appreciation (depreciation) on investments	14,728,141
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	760

Net assets	$107,822,635

Class A
Net assets applicable to outstanding shares	$109,964

Shares of beneficial interest outstanding	8,761

Net asset value per share outstanding	$12.55
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.28

Investor Class
Net assets applicable to outstanding shares	$75,492

Shares of beneficial interest outstanding	6,020

Net asset value per share outstanding	$12.54
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.27

Class C
Net assets applicable to outstanding shares	$41,079

Shares of beneficial interest outstanding	3,302

Net asset value and offering price per share outstanding	$12.44

Class I
Net assets applicable to outstanding shares	$107,596,100

Shares of beneficial interest outstanding	8,557,801

Net asset value and offering price per share outstanding	$12.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$1,636,090
Interest	2,378
Other income	101

Total income	1,638,569

Expenses
Manager (See Note 3)	717,599
Amortization of offering costs (See Note 2)	42,869
Professional fees	42,741
Registration	38,925
Custodian	15,491
Shareholder communication	12,327
Transfer agent (See Note 3)	5,644
Trustees	2,355
Distribution/Service—Class A (See Note 3)	125
Distribution/Service—Investor Class (See Note 3)	97
Distribution/Service—Class C (See Note 3)	284
Miscellaneous	11,088

Total expenses	889,545

Net investment income (loss)	749,024

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,679,241
Foreign currency transactions	(14,507)

Net realized gain (loss) on investments and foreign currency transactions	3,664,734

Net change in unrealized appreciation (depreciation) on:
Investments	16,613,271
Translation of other assets and liabilities in foreign currencies	2,945

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	16,616,216

Net realized and unrealized gain (loss) on investments and foreign currency transactions	20,280,950

Net increase (decrease) in net assets resulting from operations	$21,029,974

(a)	Dividends recorded net of foreign withholding taxes in the amount of $80,191.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended October 31, 2017 and the period June 30, 2016 (inception date) through October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$749,024	$148,359
Net realized gain (loss) on investments and foreign currency transactions	3,664,734	(569,175)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	16,616,216	(1,887,315)

Net increase (decrease) in net assets resulting from operations	21,029,974	(2,308,131)

Dividends to shareholders:
From net investment income:
Class A	(54)	—
Investor Class	(56)	—
Class I	(284,897)	—

Total dividends to shareholders	(285,007)	—

Capital share transactions:
Net proceeds from sale of shares	4,980,744	85,951,793
Net asset value of shares issued to shareholders in reinvestment of dividends	284,363	—
Cost of shares redeemed	(1,233,634)	(597,467)

Increase (decrease) in net assets derived from capital share transactions	4,031,473	85,354,326

Net increase (decrease) in net assets	24,776,440	83,046,195

Net Assets
Beginning of period	83,046,195	—

End of period	$107,822,635	$83,046,195

Undistributed net investment income at end of period	$598,828	$149,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class A	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.10	$10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.42	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.47	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$12.55	$10.10

Total investment return (b)	24.52%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.22	%††
Net expenses	1.15%	1.20	%††
Expenses (before waiver/reimbursement)	1.15%	1.61	%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$110	$25

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.10	$10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.41	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.46	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$12.54	$10.10

Total investment return (b)	24.43%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.23	%††
Net expenses	1.27%	1.20	%††
Expenses (before waiver/reimbursement)	1.27%	1.61	%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$75	$25

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Year ended October 31, 2017		June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.08		$10.00

Net investment income (loss)	(0.03	)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	2.39		0.10
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)

Total from investment operations	2.36		0.08

Net asset value at end of period	$12.44		$10.08

Total investment return (b)	23.41%		0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)		(0.50	%)††
Net expenses	1.99%		1.95	% ††
Expenses (before waiver/reimbursement)	1.99%		2.36	% ††
Portfolio turnover rate	56%		26%
Net assets at end of period (in 000’s)	$41		$25

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Class I	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.11	$10.00

Net investment income (loss)	0.09 (a)	0.02
Net realized and unrealized gain (loss) on investments	2.40	0.09
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)

Total from investment operations	2.49	0.11

Less dividends:
From net investment income	(0.03)	—

Net asset value at end of period	$12.57	$10.11

Total investment return (b)	24.74%	1.10%
Net investment income (loss)	0.78%	0.63	%††
Net expenses	0.93%	0.95	%††
Expenses (before waiver/reimbursement)	0.93%	1.36	%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$107,596	$82,970

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of June 30, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for dis-

20	MainStay Epoch Capital Growth Fund

closure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

21

Notes to Financial Statements (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to two tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

22	MainStay Epoch Capital Growth Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed beginning on the first day of operations. There were no unamortized offering costs as of October 31, 2017.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

23

Notes to Financial Statements (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.20% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 and Class T. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $717,599.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class shares was $62.

During the year ended October 31, 2017, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class C shares.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$2
Investor Class	41
Class C	21
Class I	5,580

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$31,441	28.6%
Investor Class	31,418	41.6
Class C	31,100	75.7
Class I	6,211,173	5.8

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$93,528,671	$16,745,968	$(2,058,495)	$14,687,473

As of October 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,486,424	$1,329,076	$(66,848)	$14,688,233	$18,436,885

24	MainStay Epoch Capital Growth Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to amortization of organizational expenses.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(14,507)	$14,507	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) adjustments.

The Fund utilized $569,968 of capital loss carryforwards during the year ended October 31, 2017.

During the years ended October 31, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$285,007	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York

Mellon served as agent to the syndicate. During the year ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $55,381 and $52,001, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	8,254	$98,813
Shares issued to shareholders in reinvestment of dividends and distributions	5	55
Shares redeemed	(1,998)	(25,074)

Net increase (decrease)	6,261	$73,794

Period ended October 31, 2016 (a):
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Investor Class	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,515	$42,273
Shares issued to shareholders in reinvestment of dividends and distributions	5	55

Net increase (decrease)	3,520	$42,328

Period ended October 31, 2016 (a):
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	802	$10,000

Net increase (decrease)	802	$10,000

Period ended October 31, 2016 (a):
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

(a)	The inception date of the Fund was June 30, 2016.

25

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2017:
Shares sold	429,924	$4,829,658
Shares issued to shareholders in reinvestment of dividends and distributions	27,571	284,253
Shares redeemed	(105,083)	(1,208,560)

Net increase (decrease)	352,412	$3,905,351

Period ended October 31, 2016 (a):
Shares sold	8,262,912	$85,876,793
Shares redeemed	(57,523)	(597,467)

Net increase (decrease)	8,205,389	$85,279,326

(a)	The inception date of the Fund was June 30, 2016.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch Capital Growth Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Epoch Capital Growth Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period June 30, 2016 (inception) through October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Epoch Capital Growth Fund as of October 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2017

27

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2017, the Fund designated approximately $42,256 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2017 should be multiplied by the 15.40% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch Capital Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	The MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	The MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Epoch Capital Growth Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, The MainStay Funds, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and ChiefCompliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716812 MS286-17	MSECG11-12/17 (NYLIM) NL284

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2017 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,377,900.

The aggregate fees billed for the fiscal year ended October 31, 2016 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,446,400.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $17,500 for the fiscal year ended October 31, 2017; and (ii) $5,000 for the fiscal year ended October 31, 2016. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2017; and (ii) $0 during the fiscal year ended October 31, 2016. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2017; and $0 during the fiscal year ended October 31, 2016.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2017 and October 31, 2016 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2017; and $0 for the fiscal year ended October 31, 2016.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2017 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	January 5, 2018

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	January 5, 2018

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.